U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[X]
Pre-Effective Amendment No.	__
Post-Effective Amendment No.	49
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		[X]
Amendment No.	52
(Check appropriate box or boxes)

WILLIAMSBURG INVESTMENT TRUST
(Exact Name of Registrant as Specified in Charter)

225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246
(Address of Principle Executive Offices)

Registrant's Telephone Number, including Area Code:  (513) 587-3400

W. Lee H. Dunham, Esq.
Sullivan & Worcester LLP
One Post Office Square
Boston, Massachusetts 02109
(Name and Address of Agent for Service)

Copies to:
John F. Splain, Esq.
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

It is proposed that this filing will become effective (check appropriate box):

/ /	immediately upon filing pursuant to paragraph (b)
/ X /	on August 1, 2010 pursuant to paragraph (b)
/ /	60 days after filing pursuant to paragraph (a)(1)
/ /	on (date) pursuant to paragraph (a)(1)
/ /	75 days after filing pursuant to paragraph (a)(2)
/ /	on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

/ /	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The Davenport Core Fund
Ticker Symbol: DAVPX

PROSPECTUS
August 1, 2010

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Risk/Return Summary
What is the Fund’s Investment Objective?	3
What are the Fund’s Fees and Expenses?	3
What are the Fund’s Principal Investment Strategies?	4
What are the Principal Risks of Investing in the Fund?	5
What has been the Fund’s Performance History?	6
Management of the Fund	7
Purchase and Sale of Fund Shares	8
Tax Information	8
Payments to Broker-Dealers and Other Financial Intermediaries	8
Additional Investment Information	9
How to Purchase Shares	9
How to Redeem Shares	13
How Net Asset Value is Determined	15
Management of the Fund	16
Dividends, Distributions and Taxes	18
Financial Highlights	19
Privacy Notice	21
For Additional Information	back cover

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RISK/RETURN SUMMARY

What is the Fund’s Investment Objective?

The Fund’s investment objective is long term growth of capital.

What are the Fund’s Fees and Expenses?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment):	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.75%
Other Expenses	0.25%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	1.01%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 103	$ 322	$ 558	$1,236

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 25% of the average value of its portfolio.

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What are the Fund’s Principal Investment Strategies?

Under normal circumstances, the Fund will invest at least 80% of its net assets in common stocks. The Advisor will invest in common stocks of companies that show strong growth potential, have strong and focused management, solid balance sheets and a history of proven results. In determining whether a company has the potential for strong growth, the Advisor will focus on several criteria, including, among other things:

•	price-earnings ratios

•	rate of earnings growth

•	depth of management

•	the company’s past financial stability

•	the company’s present and projected position within its industry

•	dividend record

The Advisor attempts to control risk through diversification among major market sectors. The Advisor does not limit the Fund to any particular capitalization requirement. At any time, the Fund may invest a portion of its assets in small, unseasoned companies.

Although the Fund invests primarily in common stocks, it may also invest a portion of its assets in other equity securities, including straight preferred stocks, convertible preferred stocks and convertible bonds, that are rated at the time of purchase in the four highest grades assigned by a nationally recognized rating agency, or unrated securities determined by the Advisor to be of comparable quality. The Fund may also invest in warrants.

The Fund may invest up to 25% of its net assets in common stocks and other equity securities of foreign issuers when, in the Advisor’s opinion, such investments would be advantageous to the Fund and help the Fund achieve its investment objective. The Fund may invest in foreign markets that the Advisor considers to be “emerging markets.”

A security will be sold when the Advisor believes it no longer has the potential for strong growth, it meets its targeted price or when the fundamentals of the issuer’s business or general market conditions have changed. The Advisor will sell a preferred stock or convertible bond if its rating is reduced below the four highest investment grades assigned by a rating agency, subject to market conditions and the Advisor’s assessment of the most opportune time for sale.

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What are the Principal Risks of Investing in the Fund?

The Fund is not intended to be a complete investment program and there can be no assurance that the Fund will achieve its investment objective. As with any mutual fund investment, there is a risk that you could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Stock Market Risk. The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Stocks and other equity securities are subject to inherent market risks and fluctuations. Stocks may fluctuate in value due to earnings and other developments affecting a particular company or industry, stock market trends and general economic conditions, investor perceptions, interest rate changes and other factors beyond the control of the Advisor. Stocks tend to move in cycles and may experience periods of turbulence and instability.

Foreign Securities Risk. Investments in foreign securities involve risks that may be different from those of U.S. securities. Foreign securities may not be subject to uniform audit, financial reporting or disclosure standards, practices or requirements comparable to those found in the United States. Foreign securities are also subject to the risk of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of money or other assets, political or social instability, and nationalization of companies or industries. In addition, the dividends payable on certain of the Fund’s foreign securities may be subject to foreign withholding taxes. Foreign securities may also be subject to foreign currency risk, which is the risk that the value of the foreign security will decrease due to changes in the relative value of the U.S. dollar and the security’s underlying foreign currency.

Investments in emerging markets, which include Africa, parts of Europe and much of Asia, the Middle East and Central and South America, are subject to the risk of abrupt and severe price declines.  The economic and political structures of developing countries, in most cases, do not compare favorable with the U.S. or other developed countries in terms of wealth and stability, and financial markets in developing countries are not as liquid as markets in developed countries.  The economies in developing countries are less developed and can be overly reliant on particular industries and more vulnerable to the ebb and flow of international trade, trade barriers, and other protectionist measures.  Certain countries may have legacies or periodic episodes of hyperinflation and currency devaluations, or of instability and upheaval, that could cause their governments to act in a detrimental or hostile manner toward private enterprise or foreign investment.  Significant risks of war and terrorism currently affect some developing countries.

Small Company Risk. While small, unseasoned companies generally have potential for rapid growth, they often involve higher risks because they may lack the management experience, financial resources, product diversification and other competitive strengths of larger companies. In addition, in many instances,

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the securities of smaller companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Some securities may be inactively traded, i.e., not quoted daily in the financial press and thus may not be readily bought or sold. When making large sales, the Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time. Therefore, the securities of smaller companies may be subject to greater price fluctuations.

Credit Risk. Preferred stocks and bonds rated in the fourth highest category by a nationally recognized rating agency have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to pay principal and interest or to pay the preferred stock obligations than is the case with higher grade securities.

Management Risk. The Advisor’s method of security selection may not be successful and the securities in the Fund’s portfolio may not perform as well as the market as a whole. Some securities selected by the Advisor may not appreciate in value as expected.

What has been the Fund’s Performance History?

The bar chart and performance table shown below provide some indication of the risks and variability of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for each of the last 10 calendar years. The performance table shows how the Fund’s average annual total returns for 1, 5 and 10 years compare with those of a broad measure of market performance. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current through the most recent month end, is available by calling 1-800-281-3217.

The Fund’s 2010 year-to-date return through June 30, 2010 is -5.79% .

During the periods shown in the bar chart, the highest return for a quarter was 14.40% during the quarter ended June 30, 2009 and the lowest return for a quarter was -20.67% during the quarter ended December 31, 2008.

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Average Annual Total Returns For Periods Ended December 31, 2009:

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	One Year	Five Years	Ten Years
Return Before Taxes	25.07%	1.47%	1.00%
Return After Taxes on Distributions	24.90%	0.83%	0.61%
Return After Taxes on Distributions and Sale of Fund Shares	16.47%	1.29%	0.84%

STANDARD & POOR’S 500 INDEX (reflects no deduction for fees, expenses, or taxes)	26.46%	0.42%	-0.95%

Management of the Fund

Investment Advisor
Davenport & Company LLC (the “Advisor”)

Portfolio Managers
The Fund is managed by the Advisor’s Investment Policy Committee, each of whom has an equal role in the decision making process. The members of the Investment Policy Committee are:

Name	Title	Length of Service to the Fund
Michael S. Beall, CFA, CPA	Executive Vice President and Director	Since inception (1998)
John P. Ackerly, IV, CFA	Senior Vice President and Director	Since 1999
E. Trigg Brown, Jr.	Executive Vice President and Director	Since 2002
William M. Noftsinger, Jr.	Senior Vice President and Director	Since 2002
Robert B. Giles	Executive Vice President and Director	Since 2007
I. Lee Chapman, IV, CFA	Senior Vice President and Director	Since 2007
George L. Smith, III, CFA	Senior Vice President and Director	Since 2010

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Purchase and Sale of Fund Shares

Minimum Initial Investment - $5,000, except the minimum is $2,000 for tax-deferred retirement accounts.

Minimum Subsequent Investment - None, except the minimum for participants in the Automatic Investment Plan is $100.

General Information. You may purchase or redeem (sell) shares of the Fund on each day that the Fund is open for business. Transactions may be initiated by written request, by wire transfer or through your financial institution.

Tax Information

The Fund’s distributions are generally taxed as ordinary income or capital gains unless you are investing though a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, or you are a tax-exempt investor.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

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ADDITIONAL INVESTMENT INFORMATION

Investment Objective. The Fund’s investment objective is long term growth of capital. Current income is incidental to this objective and may not be significant. The investment objective of the Fund may not be changed without the prior approval of a majority (as defined by the Investment Company Act of 1940) of the Fund’s shares.

Temporary Defensive Position. Money market instruments will typically represent a portion of the Fund’s portfolio, as funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities and to provide for shareholder redemptions and operational expenses of the Fund. For temporary defensive purposes, when the Advisor determines that market conditions warrant, the Fund may depart from its normal investment objective and money market instruments may be emphasized, even to the point that 100% of the Fund’s assets may be so invested. Money market instruments mature in 13 months or less from the date of purchase and include U.S. Government securities and corporate debt securities (including those subject to repurchase agreements), bankers’ acceptances and certificates of deposit of domestic branches of U.S. banks, and commercial paper (including variable amount demand master notes). At the time of purchase, money market instruments will have a short-term rating in the highest category by a rating agency or, if not rated, will have been issued by a corporation having an outstanding unsecured debt issue rated A or better by a rating agency or, if not so rated, will be of equivalent quality in the Advisor’s opinion. When the Fund invests in money market instruments for temporary defensive purposes, it may not achieve its investment objective.

HOW TO PURCHASE SHARES

There are no sales commissions charged to investors. You may obtain assistance in opening an account by calling Ultimus Fund Solutions, LLC (the “Administrator”) toll-free 1-800-281-3217, or by writing to the Administrator at the address shown below for regular mail orders. You may also obtain assistance through any broker-dealer or financial institution authorized to sell shares of the Fund. Contact your brokerage firm or financial institution to determine whether it is authorized to accept orders on behalf of the Fund. Your broker-dealer or financial institution may charge you a fee for its services.

The minimum initial investment in the Fund is $5,000, or $2,000 for tax-deferred retirement accounts. The Fund may, in the Advisor’s sole discretion, accept certain accounts with less than the stated minimum initial investment. All purchase checks must be written in U.S. dollars and drawn on a U.S. bank. The Fund does not accept cash, drafts, “starter” checks, travelers checks, credit card checks, post-dated checks, cashier’s checks under $10,000, or money orders. In addition, to protect the Fund from check fraud, the Fund does not accept checks made payable to third parties.

Shares will be purchased at the Fund’s net asset value (“NAV”) next determined after your order is received by the Administrator in proper form. An order is considered

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to be in proper form if it is complete and contains all necessary information to process the order, is accompanied by payment in full of the purchase amount, and is delivered in an approved manner as set forth in this Prospectus. Direct orders received in proper form by the Administrator, whether by mail or bank wire, prior to the close of the regular session of trading on the New York Stock Exchange (the “Exchange”) on any business day, generally 4:00 p.m. Eastern time, will purchase shares at the NAV next determined on that business day. If your order is not received by the close of the regular session of trading on the Exchange, your order will purchase shares at the NAV determined on the next business day. Purchase orders received by authorized broker-dealers and other financial institutions prior to the close of the regular session of trading on the Exchange on any business day will purchase shares at the NAV determined on that day .

You should be aware that the Fund’s Account Application contains provisions in favor of the Fund, the Advisor, the Administrator and certain of their affiliates, excluding such entities from certain liability in connection with the performance of any acts instructed by the shareholder or genuinely believed to be instructed by the shareholder; provided, however, that such entities will be excluded from liability only if such entities have exercised due care to determine that the instructions are genuine. If reasonable procedures are not followed by such entities, they will not be excluded from liability.

By sending your check to the Administrator, please be aware that you are authorizing the Administrator to make a one-time electronic debit from your account at the financial institution indicated on your check. Your bank account will be debited as early as the same day the Administrator receives your payment in the amount of your check; no additional amount will be added to the total. The transaction will appear on your bank statement. Your original check will be destroyed once processed, and you will not receive your cancelled check back. If the Administrator cannot post the transaction electronically, you authorize the Administrator to present an image copy of your check for payment.

If an order to purchase shares is cancelled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Fund or the Administrator in the transaction.

Regular Mail Orders. An Account Application is available from the Fund’s website at www.investdavenport.com, or by calling 1-800-281-3217. Please complete and sign the Account Application, enclose your check made payable to the Fund, and mail it to:

The Davenport Core Fund
c/o Shareholder Services
P.O. Box 46707
Cincinnati, Ohio 45246-0707

Bank Wire Orders. You may invest in the Fund by bank wire. To establish a new account or add to an existing account by wire, please call the Administrator at 1-800-281-3217 before wiring funds to advise the Administrator of the

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investment, the dollar amount and the account registration. For initial purchases, you should be prepared to provide the Administrator, by mail or facsimile, with a completed, signed Account Application. This will ensure prompt and accurate handling of your investment. Please have your bank use the following wiring instructions to purchase by wire:

US Bank NA
ABA# 042000013
For The Davenport Core Fund #0199456765
For {Shareholder name and account number or
tax identification number}

It is important that the wire contain all the information and that the Fund receives prior telephone notification to ensure proper credit. Once your wire is sent you should, as soon as possible thereafter, complete and mail your Account Application to the Administrator as described under “Regular Mail Orders” above.

Additional Investments. You may add to your account by mail or wire at any time by purchasing shares at the then current NAV. Before making additional investments by bank wire, please call the Administrator at 1-800-281-3217 to alert the Administrator that your wire is to be sent. Follow the wire instructions above to send your wire. When calling for any reason, please have your account number ready, if known. Mail orders should include, when possible, the “Invest by Mail” stub that is attached to your Fund confirmation statement. Otherwise, be sure to identify your account in your letter.

Automatic Investment Plan. The Automatic Investment Plan enables you to make regular periodic investments in shares through automatic charges to your checking account. With your authorization and bank approval, the Administrator will automatically charge your checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the then current NAV on or about the 15th day or the last business day of the month or both. You may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

Customer Identification and Verification. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person that opens a new account:

•	Name;
•	Date of birth (for individuals);
•	Residential or business street address (although post office boxes are still permitted for mailing); and
•	Social security number, taxpayer identification number, or other identifying number.

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You may also be asked for a copy of your driver’s license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

Frequent Purchases and Redemptions of Fund Shares. The Fund has been designed as a long-term investment and not as a frequent or short-term trading (“market timing”) option. The Fund discourages and does not accommodate frequent purchases and redemptions. Accordingly, the Board of Trustees has adopted policies and procedures in an effort to detect and prevent market timing in the Fund. The Fund, through its service providers, monitors shareholder trading activity to ensure compliance with the Fund’s policies. The Fund prepares reports illustrating purchase and redemption activity to detect market timing activity. In addition, the Fund reserves the right to reject any purchase request that it believes to be market timing or otherwise potentially disruptive in nature. These actions, in the Board’s opinion, should help reduce the risk of abusive trading in the Fund. The Fund may also modify any terms or conditions of purchase of shares or withdraw all or any part of the offering made by this Prospectus. Each of the restrictions on frequent purchases and redemptions of Fund shares described above applies uniformly in all cases.

The Fund believes that market timing activity is not in the best interest of shareholders. Market timing can be disruptive to the portfolio management process and may adversely impact the ability of the Advisor to implement the Fund’s investment strategies. In addition to being disruptive, the risks to the Fund presented by market timing are higher expenses through increased trading and transaction costs; forced and unplanned portfolio turnover; large asset swings that decrease the Fund’s ability to maximize investment returns; and potentially diluting the value of the Fund’s shares. These risks can have an adverse affect on the Fund’s performance.

The Fund has entered into agreements with intermediaries obligating them to provide, upon request, information regarding their customers and their customers’ transactions in shares of the Fund when shares are held in omnibus accounts. The Fund relies on intermediaries to help enforce its market timing policies. For example, intermediaries assist the Fund in determining whether an investor is trading in violation of the Fund’s policies. The Fund reserves the right to reject an order placed from an omnibus account. Although the Fund has taken these steps to discourage frequent purchases and redemptions of shares, the Fund cannot guarantee that such trading will not occur.

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HOW TO REDEEM SHARES

You may redeem shares of the Fund on each day that the Fund is open for business by sending a written request to the Fund. The Fund is open for business on each day the Exchange is open for business. All redemption orders received in proper form, as indicated herein, by the Administrator prior to the close of the regular session of trading on the Exchange, generally 4:00 p.m. Eastern time, will redeem shares at the NAV determined as of that business day’s close of trading. Otherwise, your order will redeem shares at the NAV determined on the next business day. An order is considered to be in proper form if it is complete and contains all necessary information to process the order (including the proper account information, the number of shares or dollar amount to be redeemed and the appropriate signatures), and is delivered in an approved manner as set forth in this Prospectus. You may also redeem your shares through a broker-dealer or financial institution that has been authorized to accept orders on behalf of the Fund. Your redemption will be processed at the NAV determined on that business day if your order is received by the broker-dealer or financial institution in proper form prior to the close of the regular session of trading on the Exchange on that day . Contact your brokerage firm or financial institution to determine whether it is authorized to accept orders on behalf of the Fund. Your brokerage firm or financial institution may charge you a fee for its services.

Your request should be mailed to the address shown below and include the following information:

The Davenport Core Fund
c/o Shareholder Services
P.O. Box 46707
Cincinnati, Ohio 45246-0707

1)
your letter of instruction or a stock assignment specifying the account number, and the number of shares or dollar amount to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

2)	any required signature guarantees (see “Signature Guarantees”); and

3)	other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

If you are uncertain of the requirements for redemption, please contact the Administrator at 1-800-281-3217 or write to the address shown above.

Your redemption proceeds will be mailed to you within 3 business days after receipt of your redemption request in proper form. However, the Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. You may reduce or avoid such delay (which may take up to 15 days) if you purchase shares

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by certified check or wire transfer. In such cases, the NAV next determined after receipt of your request for redemption will be used in processing your redemption and your redemption proceeds will be mailed to you upon clearance of your check to purchase shares.

You may choose to have redemption proceeds mailed to your address of record, your bank, or to any other authorized person. You may have the proceeds sent to your domestic bank by bank wire ($5,000 minimum) or through an Automated Clearing House (“ACH”) transaction ($100 minimum). You may not redeem shares of the Fund by wire on days that your bank is not open for business. Redemption proceeds will only be sent to the bank account or person named in your Account Application currently on file with the Fund. You may change your redemption instructions any time you wish by sending a letter to the Administrator with your new redemption instructions.

The Board of Trustees reserves the right to involuntarily redeem any account having an account value of less than $5,000, or less than $2,000 for tax-deferred retirement accounts (due to redemptions or transfers, but not due to market action) upon 60 days’ written notice. If you bring your account value up to the minimum requirements during the notice period, your account will not be redeemed. Redemptions from retirement plans may be subject to tax withholding.

Signature Guarantees. To protect your account and the Fund from fraud, a signature guarantee may be required to be sure that you are the person who has authorized a redemption if the shares to be redeemed have a value of more than $50,000. Signature guarantees are also required (1) for change of registration requests, (2) for requests to establish or change redemption services other than through your initial Account Application, and (3) if the name(s) or the address on your account has been changed within 30 days of your redemption request. The Administrator will accept signatures guaranteed by a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution that participates in the STAMP Medallion Program sponsored by the Securities Transfer Association. Signature guarantees from financial institutions that do not participate in the STAMP Medallion Program will not be accepted. A notary public cannot provide a signature guarantee. The Administrator has adopted standards for accepting signature guarantees from the above institutions. The Fund and the Administrator reserve the right to amend these standards at any time without notice.

Systematic Withdrawal Plan. If your Fund shares are valued at $10,000 or more at the current NAV, you may establish a Systematic Withdrawal Plan to receive a check, on the 15th and/or the last business day of each month, in a stated amount of not less than $100. The Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. You may establish this service whether dividends and distributions are reinvested or paid in cash. Systematic withdrawals may be deposited directly to your bank account by completing the applicable section on the Account Application form, or by writing to the Administrator.

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Redemptions in Kind. The Fund reserves the right to make payment for a redemption in securities rather than cash, which is known as a “redemption in kind.” This would be done only when circumstances exist which would, in the opinion of the Advisor, make it in the best interests of the Fund and its shareholders to do so. A redemption in kind will consist of securities equal in market value to your shares. When you convert these securities to cash, you may pay brokerage charges.

HOW NET ASSET VALUE IS DETERMINED

The NAV of the Fund is determined on each business day that the Exchange is open for trading, as of the close of the Exchange (currently 4:00 p.m., Eastern time). The Fund’s NAV is determined by dividing the total value of all Fund securities (valued at market value) and other assets, less liabilities, by the total number of shares then outstanding. NAV includes interest on fixed income securities, which is accrued daily. See the Statement of Additional Information for further details.

Securities traded on a national stock exchange will be valued at the closing price on the principal exchange where the security is traded on the valuation date. Securities that are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities that are traded over-the-counter are priced at the last sale price, if available; otherwise, they are valued at the last quoted bid price. Fixed income securities will ordinarily be traded in the over-the-counter market and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. To the extent that the Fund’s foreign securities are traded in other markets on days when the Fund does not calculate its NAV, the value of the Fund’s assets may be affected on days when shares of the Fund cannot be purchased or sold. In addition, trading in some of the Fund’s foreign securities may not occur on days when the Fund is open for business. Because the values of foreign securities may be materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which such securities are traded, portfolio securities of the Fund may be priced at their fair value as determined by an independent pricing service approved by the Board of Trustees. The values of foreign securities are translated from the local currency into U.S. dollars using currency exchange rates supplied by a quotation service.

When market quotations are not readily available, securities may be valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities. The Trustees will satisfy themselves that such pricing services consider all appropriate factors relevant to the value of such securities in determining their market value. Securities and other assets for which no quotations are readily available or whose valuations are considered

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to be unreliable due to significant market or other events will be valued in good faith at fair value using methods approved by the Board of Trustees. Valuing portfolio securities at fair value involves reliance on judgment and a security’s fair value may differ depending on the method used for determining value. As a result, the values of some securities used in calculating the Fund’s NAV may differ from quoted or published prices for the same securities.

To the extent any assets of the Fund are invested in other open-end investment companies that are registered under the Investment Company Act of 1940, the Fund’s NAV with respect to those assets is calculated based upon the NAVs of such registered open-end investment companies, and the prospectuses for these companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

MANAGEMENT OF THE FUND

The Fund is a diversified series of Williamsburg Investment Trust (the “Trust”), an open-end management investment company organized as a Massachusetts business trust. The Board of Trustees supervises the business activities of the Fund. Like other mutual funds, the Trust retains various organizations to perform specialized services for the Fund.

Subject to the authority of the Board of Trustees, Davenport & Company LLC (the “Advisor”) provides the Fund with a continuous program of supervision of its assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to an Investment Advisory Agreement with the Trust. The Advisor is also responsible for the selection of broker-dealers through which the Fund executes portfolio transactions, subject to brokerage policies approved by the Trustees, and provides certain executive personnel to the Fund.

Davenport & Company LLC was originally organized in 1863 and, in addition to acting as investment advisor to the Fund, the Advisor also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals. The Advisor is a full service registered broker-dealer and a member of the New York Stock Exchange and the Financial Industry Regulatory Authority. The address of the Advisor is One James Center, 901 East Cary Street, Richmond, Virginia 23219.

The investment advisory fee paid by the Fund to the Advisor during the most recent fiscal year was equal to 0.75% of the Fund’s average daily net assets. For a discussion of the factors considered by the Board of Trustees in its most recent approval of the Fund’s Investment Advisory Agreement, including the Board’s conclusions with respect thereto, see the Fund’s annual report for the year ended March 31, 2010.

16

Selection of the Fund’s portfolio securities is made by the Advisor’s Investment Policy Committee. The Investment Policy Committee is comprised of seven individuals who are responsible for the formalized investment approach upon which the Advisor’s Asset Management Division is based. Committee members meet formally on a weekly basis. Decisions to buy or sell a security require a majority vote of the Committee. The members of the Advisor’s Investment Policy Committee, each of whom has an equal role in the decision making process, are:

Michael S. Beall, CFA, CPA (age 56) joined the Advisor in 1980 and is the Chairman of the Investment Policy Committee. He currently serves as a Financial Advisor and was formerly an Equity Research Analyst in the Advisor’s Research Department. Mr. Beall has been a member of the Investment Policy Committee since June 1991.

John P. Ackerly, IV, CFA (age 46) joined the Advisor in 1994 and currently serves as a Portfolio Manager in the Advisor’s Asset Management Division. Mr. Ackerly has been a member of the Investment Policy Committee since February 1999.

E. Trigg Brown, Jr. (age 57) joined the Advisor in 1982 and currently serves as a Financial Advisor and the Branch Manager of the Advisor’s Richmond, Virginia branch. Mr. Brown is a member of the Advisor’s Executive Committee and has been a member of the Investment Policy Committee since October 2002.

William M. Noftsinger, Jr. (age 59) joined the Advisor in 1987 and currently serves as a Financial Advisor and a member of the Advisor’s Portfolio Review Committee. Mr. Noftsinger has been a member of the Investment Policy Committee since October 2002.

Robert B. Giles (age 64) joined the Advisor in 1967 and currently serves as a Financial Advisor. Mr. Giles is a member of the Advisor’s Executive Committee and has been a member of the Investment Policy Committee since July 2007.

I. Lee Chapman, IV, CFA (age 40) joined the Advisor in 1995 and currently serves as a Portfolio Manager in the Advisor’s Asset Management Division. Mr. Chapman has been a member of the Investment Policy Committee since July 2007.

George L. Smith, III, CFA (age 35) joined the Advisor in 1997 and is a buy-side analyst for the Advisor.  Mr. Smith has been a member of the Investment Policy Committee since July 2010.

The Statement of Additional Information provides additional information about the Investment Policy Committee members’ compensation, other accounts managed by the Committee members, and the Committee members’ ownership of shares of the Fund.

17

DIVIDENDS, DISTRIBUTIONS AND TAXES

The Fund has qualified and intends to remain qualified as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986. By so qualifying, the Fund will not be subject to federal income tax on that part of its net investment income and net realized capital gains that it distributes to its shareholders. Shareholders are liable for taxes on distributions of net investment income and net realized capital gains of the Fund but, of course, shareholders who are not subject to tax on their income will not be required to pay taxes on amounts distributed to them. The Fund intends to declare and pay dividends from net investment income quarterly, payable in March, June, September and December, on a date selected by management. In addition, distributions may be made annually in December out of any net short-term or long-term capital gains derived from the sale of securities realized through October 31 of that year. The Fund may make a supplemental distribution of capital gains at the end of its fiscal year. The nature and amount of all dividends and distributions will be identified separately when tax information is distributed by the Fund at the end of each year. The Fund intends to withhold federal income taxes on taxable distributions made to persons who are neither citizens nor residents of the United States or other shareholders subject to such withholding.

Distributions attributable to ordinary income and short-term capital gains are generally taxed as ordinary income, although certain income dividends may be taxed to non-corporate shareholders at long-term capital gains rates. In the case of corporations that hold shares of the Fund, certain income may qualify for a 70% dividends-received deduction. Distributions of long-term capital gains are generally taxed as long-term capital gains, regardless of how long you have held your Fund shares.

There is no fixed dividend rate, and there can be no assurance as to the payment of any dividends or the realization of any gains for the Fund. Current practice of the Fund, subject to the discretion of management, is for declaration and payment of income dividends on or about the 15th day of the last month of each calendar quarter. Dividends and capital gains distributions may be reinvested in additional shares of the Fund or paid in cash, as indicated on your Account Application. If no option is selected on your Application, distributions will automatically be reinvested in additional shares. Tax consequences to shareholders of dividends and distributions are the same if received in cash or if received in additional shares of the Fund. In addition to federal taxes, you may be subject to state and local taxes on distributions.

Redemptions of shares of the Fund are taxable events on which you may realize a gain or loss.

18

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, the Fund's independent registered public accounting firm , whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request.

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
	Years Ended March 31,
	2010	2009	2008	2007	2006
Net asset value at beginning of year	$8.36	$13.82	$14.75	$13.99	$13.08

Income (loss) from investment operations:
Net investment income	0.08	0.11	0.10	0.10	0.07
Net realized and unrealized gains (losses) on investments	3.69	(5.17)	0.53	1.28	1.17
Total from investment operations	3.77	(5.06)	0.63	1.38	1.24

Less distributions:
Dividends from net investment income	(0.08)	(0.11)	(0.10)	(0.10)	(0.07)
Distributions from net realized gains	—	(0.29)	(1.46)	(0.52)	(0.26)
Total distributions	(0.08)	(0.40)	(1.56)	(0.62)	(0.33)

Net asset value at end of year	$12.05	$8.36	$13.82	$14.75	$13.99

Total return (a)	45.20%	(36.85)%	3.44%	10.02%	9.48%

Net assets at end of year (000’s)	$132,662	$92,358	$155,799	$151,655	$148,923

Ratio of expenses to average net assets	1.00%	1.00%	0.96%	0.98%	0.98%

Ratio of net investment income to average net assets	0.75%	0.98%	0.60%	0.67%	0.50%

Portfolio turnover rate	25%	39%	37%	26%	39%

(a)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

19

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20

PRIVACY NOTICE
FACTS	WHAT DOES THE DAVENPORT CORE FUND DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us. This information can include:
▪ Social Security number
▪ Assets
▪ Retirement Assets
▪ Transaction History
▪ Checking Account Information
▪ Purchase History
▪ Account Balances
▪ Account Transactions
▪ Wire Transfer Instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share your personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons The Davenport Core Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does The Davenport Core Fund share?	Can you limit this sharing?
For our everyday business purposes – Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1 (800) 281-3217

21

Who we are
Who is providing this notice?	Williamsburg Investment Trust Ultimus Fund Distributors, LLC Ultimus Fund Solutions, LLC
What we do
How does The Davenport Core Fund protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does The Davenport Core Fund collect my personal information?
We collect your personal information, for example, when you
▪ Provide account information
▪ Give us your contact information
▪ Make deposits or withdrawals from your account
▪ Make a wire transfer
▪ Tell us where to send the money
▪ Tells us who receives the money
▪ Show your government-issued ID
▪ Show your driver’s license
We also collect your personal information from other companies.

Why can’t I limit all sharing?
Federal law gives you the right to limit only
▪ Sharing for affiliates’ everyday business purposes – information about your creditworthiness
▪ Affiliates from using your information to market to you
▪ Sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control. They can be financial and nonfinancial companies.
▪ Davenport & Company LLC, the investment adviser to The Davenport Core Fund, could be deemed to be an affiliate.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ▪ The Davenport Core Fund does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ The Davenport Core Fund doesn’t jointly market.

22

THE DAVENPORT CORE FUND

Investment Advisor	Legal Counsel
Davenport & Company LLC	Sullivan & Worcester LLP
One James Center,	One Post Office Square
901 East Cary Street	Boston, Massachusetts 02109
Richmond, Virginia 23219-4037
(Toll-Free) 1-800-846-6666	Board of Trustees
Austin Brockenbrough, III
Administrator	John T. Bruce
Ultimus Fund Solutions, LLC	Charles M. Caravati, Jr.
P.O. Box 46707	Robert S. Harris
Cincinnati, Ohio 45246-0707	J. Finley Lee, Jr.
(Toll-Free) 1-800-281-3217	Richard L. Morrill
Harris V. Morrissette
Custodian	Samuel B. Witt, III
US Bank NA
425 Walnut Street	Officers
Cincinnati, Ohio 45202	John P. Ackerly, IV, President
Denise C. Peters, Compliance Officer
Independent Registered Public Accounting Firm
Ernst & Young LLP
312 Walnut Street, Suite 1900
Cincinnati, Ohio 45202

FOR ADDITIONAL INFORMATION

Additional information about the Fund is included in the Statement of Additional Information (“SAI”), which is incorporated by reference in its entirety. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the SAI.

Additional information about the Fund’s investments is available in the Fund’s annual and semiannual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and strategies that significantly affected the Fund’s performance during its last fiscal year.

To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Fund, or to make inquiries about the Fund, please call Toll-Free

1-800-281-3217

This Prospectus, the SAI and the most recent shareholder reports are also available without charge on the Fund’s website at www.investdavenport.com.

Only one copy of a Prospectus or annual or semiannual report will be sent to each household address. This process, known as “Householding,” is used for most required shareholder mailings. (It does not apply to confirmations of transactions and account statements, however.) You may, of course, request an additional copy of a Prospectus or an annual or semiannual report at any time by calling or writing to the Fund. You may also request that Householding be eliminated from all your required mailings.

Information about the Fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s public reference room in Washington, D.C. Information about the operation of the public reference room may be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov. Copies of information on the Commission’s Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-1520.

The Fund is a series of Williamsburg Investment Trust (File No. 811-05685)

FBP Value Fund Ticker Symbol: FBPEX FBP Balanced Fund Ticker Symbol: FBPBX Prospectus August 1, 2010

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Risk/Return Summary
FBP Value Fund	3
FBP Balanced Fund	8
Information Relevant to Both Funds	15
Additional Investment Information	16
How to Purchase Shares	18
How to Redeem Shares	22
How Net Asset Value is Determined	24
Management of the Funds	25
Dividends, Distributions and Taxes	26
Financial Highlights	27
Privacy Notice	29
For Additional Information	back cover

2

RISK/RETURN SUMMARY

FBP VALUE FUND

What are the Fund’s investment objectives?

The investment objectives of the FBP Value Fund are long term growth of capital with current income as a secondary objective.

What are the Fund’s fees and expenses?

This table describes the fees and expenses that you may pay if you buy and hold shares of the FBP Value Fund.

Shareholder Fees (fees paid directly from your investment):	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.70%
Other Expenses	0.49%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	1.20%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 122	$ 381	$ 660	$1,455

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 21% of the average value of its portfolio.

3

What are the Fund’s principal investment strategies?

The FBP Value Fund seeks to achieve its objectives by investing in a diversified portfolio comprised primarily of equity securities. Under normal circumstances, equity securities will comprise at least 80% of the Fund’s net assets. The Fund intends to remain substantially fully invested at all times.

The Adviser seeks to acquire securities of companies which, in its judgment, are significantly undervalued in the securities markets. Such securities will be of companies that the Adviser believes have reached the low point of their business cycle and have, as a result, fallen out of favor with most of the investment community. Such companies must, in the Adviser’s assessment, possess the capability to achieve full recovery of business and economic viability, as well as favor within the investment community, within a typical time frame of 3 to 4 years.

Securities of recovering companies will normally comprise the majority of the equities held by the Fund. Such companies will be evidencing varying degrees of recovery from their business cycle low points and the investment community will, in varying degrees, be recognizing this recovery. Recognition may take many forms, some of which may be: favorable research reports and purchase recommendations by brokerage firms and other investment professionals, renewed institutional interest through reported large block purchase transactions, and/or favorable market price movements relative to the stock market as a whole. Such securities are considered by the Adviser to have attractive potential for long term capital appreciation and growth.

Securities of recovered companies may also be held by the Fund. These once undervalued issues are now at or near the top of the Adviser’s growth and price expectations, have generally achieved renewed favor of the investment community and are, generally, candidates for the option writing activities described below or for other disposition in order to realize their capital gains potential.

Equity Securities. The Fund invests in a variety of companies, industries and economic sectors to seek the best opportunities for capital appreciation and growth with moderate risk. The Fund will primarily be invested in securities of the largest 1,000 domestic companies having operating histories of 10 years or longer. Although the Fund invests primarily in common stocks, it may also invest a portion of its assets in other equity securities, including straight preferred stocks, convertible preferred stocks and convertible bonds, that are rated at the time of purchase in the four highest grades assigned by a nationally recognized rating agency, or unrated securities determined by the Adviser to be of comparable quality.

Covered Call Options. When the Adviser believes that individual equity securities held by the Fund are approaching the top of the Adviser’s growth and price expectations, covered call options may be written (sold) against such securities. The Fund writes options only for hedging purposes and not for speculation. The Fund will only write options that are issued by the

4

Options Clearing Corporation and listed on a national securities exchange. The aggregate value of the underlying obligations will not exceed 25% of the Fund’s net assets.

Sell Strategy. While portfolio securities are generally acquired for the long term, they will be sold when the Adviser believes that:

•	the anticipated price appreciation has been achieved or is no longer probable;

•	alternate investments offer superior total return prospects; or

•	the risk of decline in market value has increased.

What are the principal risks of investing in the Fund?

The FBP Value Fund is not intended to be a complete investment program and there can be no assurance that the Fund will achieve its investment objectives. As with any mutual fund investment, there is a risk that you could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Stock Market Risk. The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Stocks and other equity securities are subject to inherent market risks and fluctuations in value due to earnings and other developments affecting a particular company or industry, stock market trends and general economic conditions, investor perceptions, interest rate changes and other factors beyond the control of the Adviser. Stocks tend to move in cycles and may experience periods of turbulence and instability.

Large Company Risk. Larger capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Covered Call Option Risk. The use of options requires special skills and knowledge of investment techniques that are different than those normally required for purchasing and selling securities. If the Adviser is incorrect in its price expectations and the market price of a security subject to a call option rises above the exercise price of the option, the Fund will lose the opportunity for further appreciation of that security.

Credit Risk. Preferred stocks and bonds rated in the fourth highest category by a nationally recognized rating agency have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to pay principal and interest or to pay the preferred stock obligations than is the case with higher grade securities.

5

Management Risk. The Adviser’s method of security selection may not be successful and the securities in the Fund’s portfolio may not perform as well as the market as a whole. There can be no assurance that the Adviser will be correct in its expectations of recovery for the equity securities selected for the Fund’s portfolio. Some undervalued securities selected by the Adviser may continue to be undervalued for long periods of time and some “out of favor” companies may never regain a favorable position in the market.

Investment Style Risk. Investments in undervalued companies may underperform other types of investments, such as growth investments, when a growth style of investing is in favor with the market.

What has been the Fund’s performance history?

The bar chart and performance table shown below provide some indication of the risks and variability of investing in the FBP Value Fund. The bar chart shows changes in the Fund’s performance from year to year for each of the last 10 calendar years. The performance table shows how the Fund’s average annual total returns for 1, 5 and 10 years compare with those of a broad measure of market performance. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current through the most recent month end, is available by calling 1-866-738-1127.

The Fund’s 2010 year-to-date return through June 30, 2010 is -7.24% .

During the periods shown in the bar chart, the highest return for a quarter was 21.62% during the quarter ended September 30, 2009 and the lowest return for a quarter was -26.26% during the quarter ended December 31, 2008.

6

Average Annual Total Returns For Periods Ended December 31, 2009:

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	One Year	Five Years	Ten Years
Return Before Taxes	36.09%	-1.88%	1.29%
Return After Taxes on Distributions	35.89%	-2.64%	0.72%
Return After Taxes on Distributions and Sale of Fund Shares	23.65%	-1.43%	1.10%

Standard & Poor’s 500 Index (reflects no deduction for fees, expenses, or taxes)	26.46%	0.42%	-0.95%

Management of the Fund

Investment Adviser

Flippin, Bruce & Porter, Inc. (the “Adviser”)

Portfolio Manager

John T. Bruce, CFA, is primarily responsible for managing the FBP Value Fund and has been the portfolio manager of the Fund since the Fund’s inception in 1993. Mr. Bruce is the President of the Adviser and has been a principal of the Adviser since the founding of the firm in 1985.

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Information Relevant to Both Funds” on page 15 of this Prospectus.

7

FBP BALANCED FUND

What are the Fund’s investment objectives?

The investment objectives of the FBP Balanced Fund are long term capital appreciation and current income, assuming a moderate level of investment risk.

What are the Fund’s fees and expenses?

This table describes the fees and expenses that you may pay if you buy and hold shares of the FBP Balanced Fund.

Shareholder Fees (fees paid directly from your investment):	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.70%
Other Expenses	0.33%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	1.04%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 106	$ 331	$ 574	$1,271

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 24% of the average value of its portfolio.

8

What are the Fund’s principal investment strategies?

The FBP Balanced Fund seeks to achieve its objective by investing in a portfolio of both equity and fixed income securities. Equity securities are acquired primarily for capital appreciation or a combination of capital appreciation and income. Fixed income securities are acquired primarily for their income return and secondarily for capital appreciation. The percentage of assets invested in equity securities and fixed income securities will vary from time to time depending upon the Adviser’s judgment of general market and economic conditions, trends in yields and interest rates and changes in fiscal or monetary policies. In an attempt to reduce overall portfolio risk, provide stability, and meet its working capital needs, the Adviser may allocate a portion of the Fund’s assets to money market instruments. Depending upon the Adviser’s determination of market and economic conditions, investment emphasis may be placed on equity securities, fixed income securities or money market instruments as reflected in the table below:

% of Net Assets
Equity Securities	40-75%
Fixed Income Securities	25-50%
Money Market Instruments	0-35%

The Adviser believes that, by utilizing the investment policies described herein, the Fund’s net asset value may not rise as rapidly or as high as the stock market (as represented by the S&P 500 Index) during rising market cycles, but that during declining market cycles, the Fund would not suffer as great a decline as the S&P 500 Index.

Equity Securities. The Fund invests in a variety of companies, industries and economic sectors to seek the best opportunities for capital appreciation and growth with moderate risk. The Fund will primarily be invested in securities of the largest 1,000 domestic companies having operating histories of 10 years or longer. Although the Fund invests primarily in common stocks, it may also invest a portion of its assets in other equity securities, including straight preferred stocks, convertible preferred stocks and convertible bonds, that are rated at the time of purchase in the four highest grades assigned by a nationally recognized rating agency, or unrated securities determined by the Adviser to be of comparable quality.

The Adviser seeks to acquire securities of companies which, in its judgment, are significantly undervalued in the securities markets. Such securities will be of companies that the Adviser believes have reached the low point of their business cycle and have, as a result, fallen out of favor with most of the investment community. Such companies must, in the Adviser’s assessment, possess the capability to achieve full recovery of business and economic viability, as well as favor within the investment community, within a typical time frame of 3 to 4 years.

9

Securities of recovering companies will normally comprise the majority of the equities held by the Fund. Such companies will be evidencing varying degrees of recovery from their business cycle low points and the investment community will, in varying degrees, be recognizing this recovery. Recognition may take many forms, some of which may be: favorable research reports and purchase recommendations by brokerage firms and other investment professionals, renewed institutional interest through reported large block purchase transactions, and/or favorable market price movements relative to the stock market as a whole. Such securities are considered by the Adviser to have attractive potential for long term capital appreciation and growth.

Securities of recovered companies may also be held by the Fund. These once undervalued issues are now at or near the top of the Adviser’s growth and price expectations, have generally achieved renewed favor of the investment community and are, generally, candidates for the option writing activities described below or for other disposition in order to realize their capital gains potential.

Covered Call Options. When the Adviser believes that individual equity securities held by the Fund are approaching the top of the Adviser’s growth and price expectations, covered call options may be written (sold) against such securities. The Fund writes options only for hedging purposes and not for speculation. The Fund will only write options that are issued by the Options Clearing Corporation and listed on a national securities exchange. The aggregate value of the underlying obligations will not exceed 25% of the Fund’s net assets.

Fixed Income Selection. Fixed income securities include corporate debt obligations and U.S. Government obligations. The Fund will generally invest in securities that mature in 1 to 10 years from the date of purchase except when, in the Adviser’s opinion, long term interest rates are expected to be in a declining trend, in which case maturities may be extended longer.

•
Corporate Debt Obligations will consist primarily of “investment grade” securities rated in one of the four highest rating categories by a nationally recognized rating agency, or, if not rated, are of equivalent quality in the opinion of the Adviser. The Adviser may acquire debt obligations of companies and/or industries at the low point of their business cycle in an effort to achieve capital appreciation. The quality ratings of these companies have often been downgraded by a rating agency, generally resulting in reduced prices for such securities. The Adviser will acquire such securities after a downgrading when it believes that the company’s financial condition (and therefore its quality ratings) will improve. Such downgraded securities will usually be rated less than “A” by a rating agency.

•
U.S. Government Obligations include direct obligations of the U.S. Treasury and securities issued or guaranteed as to interest and principal by agencies or instrumentalities of the U.S. Government, including mortgage-backed obligations.

10

Money Market Instruments. Money market instruments mature in 13 months or less from their date of purchase and will be rated in the highest category by a nationally recognized rating agency.

Sell Strategy. While portfolio securities are generally acquired for the long term, they will be sold when the Adviser believes that:

•	the anticipated price appreciation has been achieved or is no longer probable;

•	alternate investments offer superior total return prospects; or

•	the risk of decline in market value has increased.

What are the principal risks of investing in the Fund?

The FBP Balanced Fund is not intended to be a complete investment program and there can be no assurance that the Fund will achieve its investment objective. As with any mutual fund investment, there is a risk that you could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Stock Market Risk. To the extent a significant portion of the Fund’s portfolio is invested in equity securities, the return on and value of an investment in the Fund will fluctuate in response to stock market movements, and it can be expected that the Fund’s net asset value will be subject to greater fluctuation than a portfolio consisting of mostly fixed income securities. Stocks and other equity securities are subject to inherent market risks and fluctuations in value due to earnings and other developments affecting a particular company or industry, stock market trends and general economic conditions, investor perceptions, interest rate changes and other factors beyond the control of the Adviser. Stocks tend to move in cycles and may experience periods of turbulence and instability.

Large Company Risk. Larger capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Covered Call Option Risk. The use of options requires special skills and knowledge of investment techniques that are different than those normally required for purchasing and selling securities. If the Adviser is incorrect in its price expectations and the market price of a security subject to a call option rises above the exercise price of the option, the Fund will lose the opportunity for further appreciation of that security.

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Fixed Income Risk. The fixed income securities held by the Fund are subject to fluctuation in value based on changes in interest rates or in the creditworthiness of individual issuers.

•
Interest Rate Risk. The value of the Fund’s fixed income securities will generally vary inversely with the direction of prevailing interest rate movements. Generally when interest rates rise, the value of the Fund’s fixed income securities can be expected to decline.

•
Maturity Risk. The value of the Fund’s fixed income securities is also dependent on their maturity. Generally, the longer the maturity of a fixed income security, the greater its sensitivity to changes in interest rates.

•
Credit Risk. The value of the Fund’s fixed income securities is also dependent on the creditworthiness of an issuer. A deterioration in the financial condition of an issuer, or a deterioration in general economic conditions could cause an issuer to fail to pay its principal and interest when due. Corporate debt obligations rated in the fourth highest category by a nationally recognized rating agency have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to pay principal and interest than is the case with higher grade securities.

While obligations of some U.S. Government sponsored entities are supported by the full faith and credit of the U.S. Government, several are supported by the right of the issuer to borrow from the U.S. Government, and still others are supported only by the credit of the issuer itself. The guarantee of the U.S. Government does not extend to the yield or value of the U.S. Government securities held by the Fund or to the Fund’s shares.

•
Mortgage-Related Securities Risk. Mortgage-backed obligations are subject to certain risks, including the risk that payments from the pool of loans underlying a mortgage-backed obligation may not be enough to meet the monthly payments of the mortgage-backed obligation. Mortgage-backed obligations are also subject to the risk that prepayments or foreclosures will shorten the life of the pool of mortgages underlying the securities and will affect the average life of the mortgage-backed obligation.

•
Risks Associated with Credit Ratings. A rating by a nationally recognized rating agency represents the agency’s opinion as to credit quality of a security but is not an absolute standard of quality or guarantee as to the creditworthiness of an issuer. Ratings of nationally recognized rating agencies present an inherent conflict of interest because such agencies are paid by the entities whose securities they rate. The credit rating of a security does not necessarily address its market risk (that is, the risk that the value of a security will be adversely affected due to movements in the overall financial markets or changes in the level of interest rates). In addition, ratings may not be revised promptly to reflect developments in the issuer’s financial condition.

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•	Liquidity Risk. Liquidity risk is the risk that a security could not be sold at an advantageous time or price due to a security downgrade or adverse conditions within the fixed income market.

Management Risk. The Adviser’s method of security selection may not be successful and the securities in the Fund’s portfolio may not perform as well as the market as a whole. The investment results of the Fund depend upon the ability of the Adviser to correctly anticipate the relative performance of equity and fixed income securities of varying maturities. There can be no assurance that the Adviser will be successful in actively allocating the Fund’s investments or that the Adviser will be correct in its expectations of recovery for the equity securities selected for the Fund’s portfolio. Some undervalued securities selected by the Adviser may continue to be undervalued for long periods of time and some “out of favor” companies may never regain a favorable position in the market.

Investment Style Risk. Investments in undervalued companies may underperform other types of investments, such as growth investments, when a growth style of investing is in favor with the market.

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What has been the Fund’s performance history?

The bar chart and performance table shown below provide some indication of the risks and variability of investing in the FBP Balanced Fund. The bar chart shows changes in the Fund’s performance from year to year for each of the last 10 calendar years. The performance table shows how the Fund’s average annual total returns for 1, 5 and 10 years compare with those of a broad measure of market performance. The Lipper Balanced Fund Index is included as an additional comparative index because it represents the average returns of funds that maintain a balanced portfolio of at least 50% in equity securities and at least 25% in fixed income securities. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current through the most recent month end, is available by calling 1-866-738-1127.

The Fund’s 2010 year-to-date return through June 30, 2010 is -4.85% .

During the periods shown in the bar chart, the highest return for a quarter was 15.02% during the quarter ended September 30, 2009 and the lowest return for a quarter was -18.32% during the quarter ended December 31, 2008.

Average Annual Total Returns For Periods Ended December 31, 2009:

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

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	One Year	Five Years	Ten Years
Return Before Taxes	28.72%	0.69%	2.96%
Return After Taxes on Distributions	28.28%	-0.20%	1.88%
Return After Taxes on Distributions and Sale of Fund Shares	19.00%	0.52%	2.22%

Standard & Poor’s 500 Index (reflects no deduction for fees, expenses, or taxes)	26.46%	0.42%	-0.95%
Lipper Balanced Fund Index	23.35%	2.64%	2.79%

Management of the Fund

Investment Adviser

Flippin, Bruce & Porter, Inc. (the “Adviser”)

Portfolio Manager

John T. Bruce, CFA, is primarily responsible for managing the FBP Balanced Fund and has been the portfolio manager of the Fund since the Fund’s inception in 1989. Mr. Bruce is the President of the Adviser and has been a principal of the Adviser since the founding of the firm in 1985.

INFORMATION RELEVANT TO BOTH FUNDS

Purchase and Sale of Fund Shares

Minimum Initial Investment - $5,000, except the minimum is $1,000 for tax-deferred retirement accounts

Minimum Subsequent Investment - None, except the minimum for participants in the Automatic Investment Plan is $100

General Information. You may purchase or redeem (sell) shares of the Funds on each day that the Funds are open for business. Transactions may be initiated by written request, by wire transfer or through your financial institution.

Tax Information

Each Fund’s distributions are generally taxed as ordinary income or capital gains unless you are investing though a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, or you are a tax-exempt investor.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Funds through a broker-dealer or other financial intermediary (such as a bank), the Funds and their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Funds over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

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ADDITIONAL INVESTMENT INFORMATION

Investment Objectives

The investment objectives of each Fund may not be changed without the prior approval of a majority (as defined by the Investment Company Act of 1940) of the Fund’s shares.

Additional Information about Principal Investment Strategies

The FBP Value Fund seeks to achieve its objectives by investing in a diversified portfolio comprised primarily of equity securities. Under normal circumstances, equity securities will comprise at least 80% of the Fund’s net assets, and the Fund’s shareholders will be provided with at least 60 days’ prior notice of any change in this policy. The Fund intends to remain substantially fully invested at all times.

The FBP Balanced Fund seeks to achieve its objective by investing in a portfolio of both equity and fixed income securities. Equity securities are acquired primarily for capital appreciation or a combination of capital appreciation and income. Fixed income securities are acquired primarily for their income return and secondarily for capital appreciation.

Equity Selection. The concept of value investing seeks to acquire the securities of companies which are believed to be undervalued in the securities markets. The Adviser believes the securities of well managed companies that may be temporarily out of favor due to earnings declines or other adverse developments, such as competitive problems, litigation or product obsolescence, are likely to provide a greater total investment return than securities of companies that are favored by most investors because of actual or anticipated favorable developments. The reason, in the Adviser’s opinion, is that the prices of securities of “out of favor” companies often tend to be driven lower than fundamentally derived values because of overly pessimistic investor expectations, while the prices of securities of “in favor” companies tend to be driven higher than fundamentally derived values because of overly optimistic investor perceptions.

In determining whether an equity security is undervalued, the Adviser considers, among other things:

•
valuation with respect to price-to-sales, price-to-book value, price-to-cash flow, price-to-earnings and dividend yields, compared to historical valuations and past and future prospects for the company as judged by the Adviser;

•
analysis of the fundamentals of a business including financial flexibility, return on and use of capital, industry/economic climate, management history and strategy, and earnings potential under various business scenarios;

•	Wall Street sentiment and largest institutional holders; and

•
information from various sources including research material generated by the brokerage community, periodic company reports, conference calls and announcements, and other investment and business publications.

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Options. When a Fund writes a call option (“call”), it receives a premium and agrees to sell the underlying security to a purchaser of a corresponding call at a specified “strike price” by a future date (“exercise date”). To terminate its obligation on a call the Fund has written, it may purchase a corresponding call in a “closing purchase transaction.” A profit or loss will be realized, depending upon whether the price of the closing purchase transaction is more or less than the premium (net of transaction costs) previously received on the call written. A Fund may realize a profit if the call it has written lapses unexercised, in which case the Fund keeps the premium and retains the underlying security as well. If a call written by a Fund is exercised, the Fund forgoes any possible profit from an increase in the market price of the underlying security over the exercise price plus the premium received.

Call writing affects the Funds’ portfolio turnover rate and the amount of brokerage commissions paid. Commissions for options, which are normally higher than for general securities transactions, are payable when writing calls and when entering into closing purchase transactions.

Information about Non-Principal Investment Strategies

Exchange Traded Funds. Each Fund may invest in exchange traded funds (“ETFs”) if the Adviser believes it is advisable to adjust the Fund’s exposure to the broad market or to industry sectors without purchasing a large number of individual securities. ETFs typically hold a portfolio of securities designed to track the performance of a particular index. ETFs differ from traditional index funds in that their shares are listed on a securities exchange and can be traded intraday.

An investment in an ETF generally presents the same primary risks as an investment in a conventional investment company, including the risk that the general level of security prices owned by the ETF may decline, thereby affecting the value of the shares of the ETF. In addition, ETFs are subject to certain risks that do not apply to conventional open-end mutual funds, including the risk that the market price of an ETF’s shares may trade at a discount to its net asset value, or that an active trading market for an ETF’s shares may not be developed or maintained. ETFs are also subject to the risks of the underlying securities or sectors that the ETF is designed to track. When a Fund invests in an ETF, Fund shareholders will indirectly pay a proportionate share of the management fee and operating expenses of the ETF.

Money Market Instruments. Money market instruments mature in 13 months or less from their date of purchase and include U.S. Government obligations and corporate debt securities (including those subject to repurchase agreements), bankers’ acceptances, certificates of deposit of domestic branches of U.S. banks and commercial paper, including variable amount demand master notes. At the time of purchase, money market instruments will have a short-term rating in the highest category by a nationally recognized rating agency or, if not rated, will have been issued by a corporation having an outstanding unsecured debt issue rated A or better by a rating agency or, if not so rated, will be of equivalent quality in the Adviser’s opinion.

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HOW TO PURCHASE SHARES

There are no sales commissions charged to investors. You may obtain assistance in opening an account by calling Ultimus Fund Solutions, LLC (the “Administrator”) toll-free 1-866-738-1127, or by writing to the Administrator at the address shown below for regular mail orders. You may also obtain assistance through any broker-dealer or financial institution authorized to sell shares of the Funds. Contact your brokerage firm or financial institution to determine whether it is authorized to accept orders on behalf of the Funds. Your broker-dealer or financial institution may charge you a fee for its services.

The minimum initial investment in the Funds is $5,000, or $1,000 for tax-deferred retirement accounts. The Funds may, in the Adviser’s sole discretion, accept certain accounts with less than the stated minimum initial investment. All purchase checks must be written in U.S. dollars and drawn on a U.S. bank. The Funds do not accept cash, drafts, “starter” checks, travelers checks, credit card checks, post-dated checks, cashier’s checks under $10,000, or money orders. In addition, to protect the Funds from check fraud, the Funds do not accept checks made payable to third parties.

Shares will be purchased at a Fund’s net asset value (“NAV”) next determined after your order is received by the Administrator in proper form. An order is considered to be in proper form if it is complete and contains all necessary information to process the order, is accompanied by payment in full of the purchase amount, and is delivered in an approved manner as set forth in this Prospectus. Direct orders received in proper form by the Administrator, whether by mail or bank wire, prior to the close of the regular session of trading on the New York Stock Exchange (the “Exchange”) on any business day, generally 4:00 p.m. Eastern time, will purchase shares at the NAV next determined on that business day. If your order is not received by the close of the regular session of trading on the Exchange, your order will purchase shares at the NAV determined on the next business day. Purchase orders received by authorized broker-dealers and other financial institutions prior to the close of the regular session of trading on the Exchange on any business day will purchase shares at the NAV determined on that day.

You should be aware that the Funds’ Account Application contains provisions in favor of the Funds, the Adviser, the Administrator and certain of their affiliates, excluding such entities from certain liability in connection with the performance of any acts instructed by the shareholder or genuinely believed to be instructed by the shareholder; provided, however, that such entities will be excluded from liability only if such entities have exercised due care to determine that the instructions are genuine. If reasonable procedures are not followed by such entities, they will not be excluded from liability.

By sending your check to the Administrator, please be aware that you are authorizing the Administrator to make a one-time electronic debit from your account at the financial institution indicated on your check. Your bank

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account will be debited as early as the same day the Administrator receives your payment in the amount of your check; no additional amount will be added to the total. The transaction will appear on your bank statement. Your original check will be destroyed once processed, and you will not receive your cancelled check back. If the Administrator cannot post the transaction electronically, you authorize the Administrator to present an image copy of your check for payment.

If an order to purchase shares is cancelled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Funds or the Administrator in the transaction.

Regular Mail Orders. Please complete and sign the Account Application accompanying this Prospectus, enclose your check made payable to the appropriate Fund, and mail it to:

The Flippin, Bruce & Porter Funds
c/o Shareholder Services
P.O. Box 46707
Cincinnati, Ohio 45246-0707

Bank Wire Orders. You may invest in the Funds by bank wire. To establish a new account or add to an existing account by wire, please call the Administrator at 1-866-738-1127 before wiring funds to advise the Administrator of the investment, the dollar amount and the account registration. For initial purchases, you should be prepared to provide the Administrator, by mail or facsimile, with a completed, signed Account Application. This will ensure prompt and accurate handling of your investment. Please have your bank use the following wiring instructions to purchase by wire:

US Bank NA
ABA# 042000013
For FBP Funds #0199456740
For either	FBP Value Fund or
FBP Balanced Fund
For	{Shareholder name and account number
or tax identification number}

It is important that the wire contain all the information and that the Funds receive prior telephone notification to ensure proper credit. Once your wire is sent you should, as soon as possible thereafter, complete and mail your Account Application to the Administrator as described under “Regular Mail Orders” above.

Additional Investments. You may add to your account by mail or wire at any time by purchasing shares at the then current NAV. Before making additional investments by bank wire, please call the Administrator at 1-866-738-1127 to alert the Administrator that your wire is to be sent. Follow the wire instructions above to send your wire. When calling for any reason, please have your account number ready, if known. Mail orders should include, when

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possible, the “Invest by Mail” stub that is attached to your Fund confirmation statement. Otherwise, be sure to identify your account in your letter.

Automatic Investment Plan. The Automatic Investment Plan enables you to make regular periodic investments in shares through automatic charges to your checking account. With your authorization and bank approval, the Administrator will automatically charge your checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the then current NAV on or about the 15th day or the last business day of the month or both. You may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

Exchange Privilege. You may use proceeds from the redemption of shares of either Fund to purchase shares of the other Fund, provided that shares of the Fund to be acquired are offered for sale in your state of residence. Shares of either Fund may also be exchanged for shares of the Ultimus Money Market Account. Shares of the Ultimus Money Market Account acquired via exchange may be re-exchanged for shares of either Fund at NAV.

There is no charge for this exchange privilege. Before making an exchange, you should read the portion of the Prospectus relating to the Fund into which the shares are to be exchanged. The shares of the Fund to be acquired will be purchased at the NAV next determined after receipt by the Administrator of the exchange request in proper form. The exchange of shares of one Fund for shares of another Fund is treated, for federal income tax purposes, as a sale on which you may realize a taxable gain or loss. To prevent the abuse of the exchange privilege to the disadvantage of other shareholders, each Fund reserves the right to terminate or modify the exchange privilege upon 60 days’ notice to shareholders.

Customer Identification and Verification. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Funds must obtain the following information for each person that opens a new account:

•	Name;
•	Date of birth (for individuals);
•	Residential or business street address (although post office boxes are still permitted for mailing); and
•	Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other

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entities. Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds also may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

Frequent Purchases and Redemptions of Fund Shares. The Funds have been designed as long-term investments and not as frequent or short-term trading (“market timing”) options. The Funds discourage and do not accommodate frequent purchases and redemptions. Accordingly, the Board of Trustees has adopted policies and procedures in an effort to detect and prevent market timing in the Funds. The Funds, through their service providers, monitor shareholder trading activity to ensure compliance with the Funds’ policies. The Funds prepare reports illustrating purchase and redemption activity to detect market timing activity. The Funds have also reserved the right to impose a limit on the number of exchanges between the Funds. In addition, the Funds reserve the right to reject any purchase request that they believe to be market timing or otherwise potentially disruptive in nature. These actions, in the Board’s opinion, should help reduce the risk of abusive trading in the Funds. The Funds may also modify any terms or conditions of purchase of shares or withdraw all or any part of the offering made by this Prospectus. Each of the restrictions on frequent purchases and redemptions of Fund shares described above applies uniformly in all cases.

The Funds believe that market timing activity is not in the best interest of shareholders. Market timing can be disruptive to the portfolio management process and may adversely impact the ability of the Adviser to implement the Funds’ investment strategies. In addition to being disruptive, the risks to the Funds presented by market timing are higher expenses through increased trading and transaction costs; forced and unplanned portfolio turnover; large asset swings that decrease the Funds’ ability to maximize investment returns; and potentially diluting the value of the Funds’ shares. These risks can have an adverse affect on the Funds’ performance.

The Funds have entered into agreements with intermediaries obligating them to provide, upon request, information regarding their customers and their customers’ transaction in shares of the Funds when shares are held in omnibus accounts. The Funds rely on intermediaries to help enforce their market timing policies. For example, intermediaries assist the Funds in determining whether an investor is trading in violation of the Funds’ policies. The Funds reserve the right to reject an order placed from an omnibus account. Although the Funds have taken these steps to discourage frequent purchases and redemptions of shares, the Funds cannot guarantee that such trading will not occur.

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HOW TO REDEEM SHARES

You may redeem shares of the Funds on each day that the Funds are open for business by sending a written request to the Funds. The Funds are open for business on each day the Exchange is open for business. All redemption orders received in proper form, as indicated herein, by the Administrator prior to the close of the regular session of trading on the Exchange, generally 4:00 p.m. Eastern time, will redeem shares at the NAV determined as of that business day’s close of trading. Otherwise, your order will redeem shares at the NAV determined on the next business day. An order is considered to be in proper form if it is complete and contains all necessary information to process the order (including the proper account information, the number of shares or dollar amount to be redeemed and the appropriate signatures), and is delivered in an approved manner as set forth in this Prospectus. You may also redeem your shares through a broker-dealer or financial institution that has been authorized to accept orders on behalf of the Funds. Your redemption will be processed at the NAV determined on that business day if your order is received by the broker-dealer or financial institution in proper form prior to the close of the regular session of trading on the Exchange on that day. Contact your brokerage firm or financial institution to determine whether it is authorized to accept orders of behalf of the Funds. Your brokerage firm or financial institution may charge you a fee for its services.

Your request should be mailed to the address shown below and include the following instructions:

The Flippin, Bruce & Porter Funds
c/o Shareholder Services
P.O. Box 46707
Cincinnati, Ohio 45246-0707

1)
your letter of instruction or a stock assignment specifying the name of the applicable Fund, the account number, and the number of shares or dollar amount to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

2)	any required signature guarantees (see “Signature Guarantees”); and

3)	other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

If you are uncertain of the requirements for redemption, please contact the Administrator at 1-866-738-1127, or write to the address shown above.

Your redemption proceeds will be mailed to you within 3 business days after receipt of your redemption request in proper form. However, a Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. You may reduce or avoid such delay (which may take up to 15 days) if you purchase shares by certified check or

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wire transfer. In such cases, the NAV next determined after receipt of your request for redemption will be used in processing your redemption and your redemption proceeds will be mailed to you upon clearance of your check to purchase shares.

You may choose to have redemption proceeds mailed to your address of record, your bank, or to any other authorized person. You may have the proceeds sent to your domestic bank by bank wire ($5,000 minimum) or through an Automated Clearing House (“ACH”) transaction ($100 minimum). You may not redeem shares of the Funds by wire on days that your bank is not open for business. Redemption proceeds will only be sent to the bank account or person named in your Account Application currently on file with the Funds. You may change your redemption instructions any time you wish by sending a letter to the Administrator with your new redemption instructions.

The Board of Trustees reserves the right to involuntarily redeem any account having an account value of less than $5,000, or less than $1,000 for tax-deferred retirement accounts (due to redemptions, exchanges or transfers, but not due to market action) upon 60 days’ written notice. If you bring your account value up to the minimum requirements during the notice period, your account will not be redeemed. Redemptions from retirement plans may be subject to tax withholding.

Signature Guarantees. To protect your account and the Funds from fraud, a signature guarantee may be required to be sure that you are the person who has authorized a redemption if the shares to be redeemed have a value of more than $50,000. Signature guarantees are also required (1) for change of registration requests, (2) for requests to establish or change redemption services other than through your initial Account Application, and (3) if the name(s) or the address on your account has been changed within 30 days of your redemption request. The Administrator will accept signatures guaranteed by a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution that participates in the STAMP Medallion Program sponsored by the Securities Transfer Association. Signature guarantees from financial institutions that do not participate in the STAMP Medallion Program will not be accepted. A notary public cannot provide a signature guarantee. The Administrator has adopted standards for accepting signature guarantees from the above institutions. The Funds and the Administrator reserve the right to amend these standards at any time without notice.

Systematic Withdrawal Plan. If your shares of either Fund are valued at $10,000 or more at the current NAV, you may establish a Systematic Withdrawal Plan to receive a check, on the 15th and/or the last business day of each month, in a stated amount of not less than $100. The Funds will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. You may establish this service whether dividends and distributions are reinvested or paid in cash. Systematic withdrawals may be deposited directly to your bank account by completing the applicable section on the Account Application form accompanying this Prospectus, or by writing to the Administrator.

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Redemptions in Kind. Each Fund reserves the right to make payment for a redemption in securities rather than cash, which is known as a “redemption in kind.” This would be done only when circumstances exist that would, in the opinion of the Adviser, make it in the best interests of the Fund and its shareholders to do so. A redemption in kind will consist of securities equal in market value to your shares. When you convert these securities to cash, you may pay brokerage charges.

HOW NET ASSET VALUE IS DETERMINED

The NAV of each Fund is determined on each business day that the Exchange is open for trading, as of the close of the Exchange (currently 4:00 p.m., Eastern time). Each Fund’s NAV is determined by dividing the total value of all Fund securities (valued at market value) and other assets, less liabilities, by the total number of shares then outstanding. NAV includes interest on fixed income securities, which is accrued daily. See the Statement of Additional Information for further details.

Securities traded on a national stock exchange will be valued at the closing price on the principal exchange where the security is traded on the valuation date. Securities that are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities that are traded over-the-counter are priced at the last sale price, if available; otherwise, they are valued at the last quoted bid price. Fixed income securities will ordinarily be traded in the over-the-counter market and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market.

When market quotations are not readily available, securities may be valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities. The Trustees will satisfy themselves that such pricing services consider all appropriate factors relevant to the value of such securities in determining their market value. Call options written by the Funds are valued at the then current market quotation, using the ask price as of the close of each day on the principal exchanges on which they are traded. Securities and other assets for which no quotations are readily available or whose valuations are considered to be unreliable due to significant market or other events will be valued in good faith at fair value using methods approved by the Board of Trustees. Valuing portfolio securities at fair value involves reliance on judgment and a security’s fair value may differ depending on the method used for determining value. As a result, the values of some securities used in calculating a Fund’s NAV may differ from quoted or published prices for the same securities.

To the extent any assets of a Fund are invested in other open-end investment companies that are registered under the Investment Company Act of 1940, the Fund’s NAV with respect to those assets is calculated based upon the NAVs of such registered open-end investment companies, and the prospectuses for these companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

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MANAGEMENT OF THE FUNDS

Each Fund is a diversified series of Williamsburg Investment Trust (the “Trust”), an open-end management investment company organized as a Massachusetts business trust. The Board of Trustees supervises the business activities of the Funds. Like other mutual funds, the Trust retains various organizations to perform specialized services for the Funds.

Subject to the authority of the Board of Trustees, Flippin, Bruce & Porter, Inc. (the “Adviser”) provides a continuous program of supervision of each Fund’s assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to Investment Advisory Agreements with the Trust. The Adviser is also responsible for the selection of broker-dealers through which each Fund executes portfolio transactions, subject to brokerage policies approved by the Trustees, and provides certain executive personnel to the Funds.

In addition to acting as investment adviser to the Funds, the Adviser also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals. The address of the Adviser is 800 Main Street, Second Floor, Lynchburg, Virginia 24504.

John T. Bruce is primarily responsible for managing the portfolio of each Fund. The Statement of Additional Information provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of shares of the Funds.

Compensation of the Adviser with respect to each Fund, based upon the Fund’s average daily net assets, is at the following annual rates: 0.70% on the first $250 million; 0.65% on the next $250 million; and 0.50% on assets over $500 million. During the fiscal year ended March 31, 2010, the FBP Value Fund and the FBP Balanced Fund paid investment advisory fees (after fee waivers) equal to 0.58% and 0.67%, respectively, of average daily net assets. The Adviser currently intends to waive its investment advisory fees to the extent necessary to limit total Fund operating expenses (excluding Acquired Fund Fees and Expenses) to 1.07% per annum of the FBP Value Fund’s average daily net assets and 1.00% per annum of the FBP Balanced Fund’s average daily net assets. However, there is no assurance that any voluntary fee waivers will continue in the current or future fiscal years, and annual operating expenses of the FBP Value Fund and the FBP Balanced Fund may therefore exceed 1.07% and 1.00%, respectively, of average daily net assets.

For a discussion of the factors considered by the Board of Trustees in its most recent approval of each Fund’s Investment Advisory Agreement, including the Board’s conclusions with respect thereto, see the Funds’ annual report for the year ended March 31, 2010.

25

DIVIDENDS, DISTRIBUTIONS AND TAXES

Each Fund has qualified and intends to remain qualified as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986. By so qualifying, each Fund will not be subject to federal income tax on that part of its net investment income and net realized capital gains that it distributes to its shareholders. Shareholders are liable for taxes on distributions of net investment income and net realized capital gains of the Funds but, of course, shareholders who are not subject to tax on their income will not be required to pay taxes on amounts distributed to them. Each Fund intends to declare dividends from net investment income quarterly, payable in March, June, September and December, on a date selected by management. In addition, distributions may be made annually in December out of any net short-term or long-term capital gains derived from the sale of securities and premiums from expired options realized through October 31 of that year. Each Fund may make a supplemental distribution of capital gains at the end of its fiscal year. The nature and amount of all dividends and distributions will be identified separately when tax information is distributed by the Funds at the end of each year. The Funds intend to withhold federal income taxes on taxable distributions made to persons who are neither citizens nor residents of the United States or other shareholders subject to such withholding.

Distributions attributable to ordinary income and short-term capital gains are generally taxed as ordinary income, although certain income dividends may be taxed to non-corporate shareholders at long-term capital gains rates. In the case of corporations that hold shares of the Funds, certain income may qualify for a 70% dividends-received deduction. Distributions of long-term capital gains are generally taxed as long-term capital gains, regardless of how long you have held your Fund shares.

There is no fixed dividend rate, and there can be no assurance as to the payment of any dividends or the realization of any gains for either Fund. Current practice of the Funds, subject to the discretion of management, is for declaration and payment of income dividends during the last week of each calendar quarter. Dividends and capital gains distributions may be reinvested in additional shares of the Funds or paid in cash, as indicated on your Account Application. If no option is selected on your Application, distributions will automatically be reinvested in additional shares. Tax consequences to shareholders of dividends and distributions are the same if received in cash or if received in additional shares of the Funds. In addition to federal taxes, you may be subject to state and local taxes on distributions.

Redemptions and exchanges of shares of the Funds are taxable events on which you may realize a gain or loss.

26

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, the Funds' independent registered public accounting firm , whose report, along with the Funds’ financial statements, is included in the annual report, which is available upon request.

FBP VALUE FUND

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year

	Years Ended March 31,
	2010	2009	2008	2007	2006
Net asset value at beginning of year	$12.02	$20.99	$27.30	$26.60	$25.73

Income (loss) from investment operations:
Net investment income	0.12	0.27	0.32	0.33	0.32
Net realized and unrealized gains (losses) on investments	7.41	(8.98)	(4.43)	2.71	2.70
Total from investment operations	7.53	(8.71)	(4.11)	3.04	3.02

Less distributions:
Dividends from net investment income	(0.13)	(0.26)	(0.32)	(0.33)	(0.32)
Distributions from net realized gains	—	—	(1.68)	(2.01)	(1.83)
Return of capital	—	—	(0.20)	—	—
Total distributions	(0.13)	(0.26)	(2.20)	(2.34)	(2.15)

Net asset value at end of year	$19.42	$12.02	$20.99	$27.30	$26.60

Total return(a)	62.84%	(41.78% )	(16.33% )	11.57%	12.03%

Net assets at end of year (000’s)	$28,617	$20,605	$43,072	$60,233	$59,611

Ratio of net expenses to average net assets	1.07% (b)	1.07% (b)	1.01%	1.01%	1.01%

Ratio of net investment income to average net assets	0.78%	1.59%	1.21%	1.19%	1.17%

Portfolio turnover rate	21%	16%	26%	16%	15%

(a)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)
Absent investment advisory fees voluntarily waived by the Adviser, the ratio of expenses to average net assets would have been 1.19% and 1.18% for the years ended March 31, 2010 and 2009, respectively.

27

FBP BALANCED FUND

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year

	Years Ended March 31,
	2010	2009	2008	2007	2006
Net asset value at beginning of year	$10.97	$15.84	$18.95	$18.39	$18.06

Income (loss) from investment operations:
Net investment income	0.27	0.32	0.38	0.37	0.33
Net realized and unrealized gains (losses) on investments	4.53	(4.89)	(2.01)	1.39	1.22
Total from investment operations	4.80	(4.57)	(1.63)	1.76	1.55

Less distributions:
Dividends from net investment income	(0.28)	(0.30)	(0.39)	(0.37)	(0.32)
Distributions from net realized gains	—	—	(1.02)	(0.83)	(0.90)
Return of capital	—	—	(0.07)	—	—
Total distributions	(0.28)	(0.30)	(1.48)	(1.20)	(1.22)

Net asset value at end of year	$15.49	$10.97	$15.84	$18.95	$18.39

Total return(a)	44.01%	(29.15% )	(9.27% )	9.70%	8.81%

Net assets at end of year (000’s)	$45,507	$34,199	$54,995	$66,358	$62,781

Ratio of net expenses to average net assets	1.00% (b)	1.00% (b)	0.96%	0.97%	0.99%

Ratio of net investment income to average net assets	1.90%	2.36%	2.05%	1.95%	1.75%

Portfolio turnover rate	24%	24%	29%	17%	24%

(a)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)
Absent investment advisory fees voluntarily waived by the Adviser, the ratio of expenses to average net assets would have been 1.03% and 1.05% for the years ended March 31, 2010 and 2009, respectively.

28

PRIVACY NOTICE
FACTS	WHAT DO THE FLIPPIN, BRUCE & PORTER FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us. This information can include:
▪ Social Security number
▪ Assets
▪ Retirement Assets
▪ Transaction History
▪ Checking Account Information
▪ Purchase History
▪ Account Balances
▪ Account Transactions
▪ Wire Transfer Instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share your personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons The Flippin, Bruce & Porter Funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do The Flippin, Bruce & Porter Funds share?	Can you limit this sharing?
For our everyday business purposes – Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-866-738-1127

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Who we are
Who is providing this notice?	Williamsburg Investment Trust Ultimus Fund Distributors, LLC Ultimus Fund Solutions, LLC
What we do
How do The Flippin, Bruce & Porter Funds protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How do The Flippin, Bruce & Porter Funds collect my personal information?
We collect your personal information, for example, when you
▪ Provide account information
▪ Give us your contact information
▪ Make deposits or withdrawals from your account
▪ Make a wire transfer
▪ Tell us where to send the money
▪ Tells us who receives the money
▪ Show your government-issued ID
▪ Show your driver’s license
We also collect your personal information from other companies.

Why can’t I limit all sharing?
Federal law gives you the right to limit only
▪ Sharing for affiliates’ everyday business purposes – information about your creditworthiness
▪ Affiliates from using your information to market to you
▪ Sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control. They can be financial and nonfinancial companies.
▪ Flippin, Bruce & Porter, Inc., the investment adviser to the Flippin, Bruce & Porter Funds, could be deemed to be an affiliate.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ▪ The Flippin, Bruce & Porter Funds do not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ The Flippin, Bruce & Porter Funds don’t jointly market.

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Investment Adviser	Legal Counsel
Flippin, Bruce & Porter, Inc.	Sullivan & Worcester LLP
800 Main Street, Second Floor	One Post Office Square
P.O. Box 6138	Boston, Massachusetts 02109
Lynchburg, Virginia 24505
Toll-Free 1-800-327-9375	Officers
John T. Bruce, President and Portfolio Manager
Administrator	John M. Flippin, Vice President
Ultimus Fund Solutions, LLC	R. Gregory Porter, III, Vice President
P.O. Box 46707	David J. Marshall, Vice President
Cincinnati, Ohio 45246-0707	John H. Hanna, IV, Vice President
Toll-Free 1-866-738-1127	Teresa L. Sanderson, Compliance Officer

Custodian	Trustees
US Bank, N.A.	Austin Brockenbrough, III
425 Walnut Street	John T. Bruce
Cincinnati, Ohio 45202	Charles M. Caravati, Jr.
Robert S. Harris
Independent Registered Public Accounting Firm	J. Finley Lee, Jr. Richard L. Morrill
Ernst & Young LLP	Harris V. Morrissette
312 Walnut Street, Suite 1900	Samuel B. Witt, III
Cincinnati, Ohio 45202

31

FOR ADDITIONAL INFORMATION

Additional information about the Funds is included in the Statement of Additional Information (“SAI”), which is incorporated by reference in its entirety. A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the SAI.

Additional information about the Funds’ investments is available in the Funds’ annual and semiannual reports to shareholders. In the Funds’ annual report, you will find a discussion of the market conditions and strategies that significantly affected the Funds’ performance during their last fiscal year.

To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Funds, or to make inquiries about the Funds, please call Toll-Free

1-866-738-1127

This Prospectus, the SAI and the most recent shareholder reports are also available without charge on the Funds’ website at www.fbpfunds.com.

Only one copy of a Prospectus or an annual or semiannual report will be sent to each household address. This process, known as “Householding,” is used for most required shareholder mailings. (It does not apply to confirmations of transactions and account statements, however.) You may, of course, request an additional copy of a Prospectus or an annual or semiannual report at any time by calling or writing the Funds. You may also request that Householding be eliminated from all your required mailings.

Information about the Funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s public reference room in Washington, D.C. Information about the operation of the public reference room may be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the Funds are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov. Copies of information on the Commission’s Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-1520.

The Funds are series of Williamsburg Investment Trust (File No. 811-05685)

THE
GOVERNMENT STREET
FUNDS

The Government Street Equity Fund
Ticker Symbol: GVEQX

The Government Street Mid-Cap Fund
Ticker Symbol: GVMCX

The Alabama Tax Free Bond Fund
Ticker Symbol: ALABX

Prospectus
August 1, 2010

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Risk/Return Summary
The Government Street Equity Fund	3
The Government Street Mid-Cap Fund	10
The Alabama Tax Free Bond Fund	17
Additional Investment Information	23
How to Purchase Shares	26
How to Redeem Shares	30
How Net Asset Value is Determined	32
Management of the Funds	33
Dividends, Distributions and Taxes	35
Financial Highlights	38
Privacy Notice	41
For Additional Information	back cover

2

RISK/RETURN SUMMARY

THE GOVERNMENT STREET EQUITY FUND

What is the Fund’s investment objective?

The investment objective of The Government Street Equity Fund is to seek capital appreciation.

What are the Fund’s fees and expenses?

This table describes the fees and expenses that you may pay if you buy and hold shares of The Government Street Equity Fund.

Shareholder Fees (fees paid directly from your investment):	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.60%
Other Expenses	0.30%
Acquired Fund Fees and Expenses	0.05%
Total Annual Fund Operating Expenses	0.95%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 97	$ 303	$ 525	$1,166

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 30% of the average value of its portfolio.

3

What are the Fund’s principal investment strategies?

Under normal circumstances, at least 80% of The Government Street Equity Fund’s net assets (including the amount of any borrowings for investment purposes) will be invested in common stocks and shares of exchange traded funds (“ETFs”) that invest primarily in common stocks. Common stocks may also include securities of foreign issuers in the form of American Depositary Receipts (“ADRs”) or through investments in ETFs that invest primarily in common stocks of foreign companies. The Fund will invest primarily in companies that are broadly diversified among economic sectors and industries and whose market capitalizations approximate the range of market capitalizations of the Standard & Poor’s 500 Index. The market capitalizations of the companies included in the Standard & Poor’s Index ranged from $1.3 billion to $316.2 billion as of March 31, 2010.

The Fund is governed by an investment philosophy that seeks to reduce the variability of its returns (risk) and to increase its longer-term compounded returns through a diversified investment strategy. The Fund’s portfolio holdings are typically diversified among a variety of economic sectors and the Adviser employs a variety of investment techniques, as described below.

The process for selecting common stocks begins with a list of large capitalization common stocks. The stocks are reviewed for their financial attributes, such as balance sheet quality, earnings history, future prospects and financial ratios (including, but not limited to, debt/equity ratios, return on equity, return on assets and net worth). The list is narrowed to a universe of approximately 150 to 300 common stocks. Stocks in this universe are then grouped into either a “growth” or “value” category (depending upon their respective price/book values). Each category (“growth” or “value”) is then sorted into the ten economic sector weightings of the S&P 500 Index. These twenty categories of stocks serve as the basis for the diversification that is inherent in the portfolio.

The Fund may invest in ETFs if the Adviser believes it is advisable to increase the Fund’s exposure to the broad market or to industry sectors without purchasing a large number of individual securities. ETFs typically hold a portfolio of securities designed to track the performance of a particular index. ETFs differ from traditional index funds in that their shares are listed on a securities exchange and can be traded intraday. The Fund may invest up to 25% of its net assets in ETFs.

The Fund may invest in foreign issuers in the form of American Depositary Receipts (“ADRs”) or through investments in ETFs that invest primarily in common stocks of foreign companies. ADRs are securities that are generally issued by a U.S. bank to U.S. buyers as a substitute for direct ownership of a foreign security and are traded on U.S. exchanges. ETFs that invest primarily in foreign companies may include regional and/or country specific ETFs, as well

4

as emerging market ETFs. The Fund will invest in foreign issuers when, in the Adviser’s opinion, such investments would be advantageous to the Fund and would help it to achieve its investment objective. The Fund may invest up to 25% of its net assets in foreign issuers.

The Fund may commit up to 20% of its net assets to other investments if the Advisor believes it is advisable to manage the overall risk/return characteristics of the portfolio with broader diversification. These may include writing covered call options, investments in fixed income securities and investments in securities (including ETFs) whose performance is linked to the price of an underlying commodity or commodity index. Call options written by the Fund give the holder the right to buy the underlying securities from the Fund at a stated exercise price.

The performance of the Fund and its individual securities is monitored on an ongoing basis. To maintain the quality and diversification that is desired, the portfolio is continuously evaluated and re-balanced periodically. A security may be sold when it no longer meets the Adviser’s criteria for investment, when there are more attractive investment opportunities, or when the fundamentals of the issuer’s business or general market conditions have changed.

What are the principal risks of investing in the Fund?

The Government Street Equity Fund is not intended to be a complete investment program and there can be no assurance that the Fund will achieve its investment objective. As with any mutual fund investment, there is a risk that you could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Stock Market Risk. The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Stocks and other equity securities are subject to inherent market risks and fluctuations in value due to earnings and other developments affecting a particular company or industry, stock market trends and general economic conditions, investor perceptions, interest rate changes and other factors beyond the control of the Adviser. Stocks tend to move in cycles and may experience periods of turbulence and instability.

Large Company Risk. Larger capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Exchange Traded Fund Risk. An investment in an ETF generally presents the same primary risks as an investment in a conventional investment company, including the risk that the general level of security prices owned by the ETF may decline, thereby affecting the value of the shares of the ETF. In addition, ETFs

5

are subject to certain risks that do not apply to conventional open-end mutual funds, including the risk that the market price of an ETF’s shares may trade at a discount to its net asset value, or that an active trading market for an ETF’s shares may not be developed or maintained. ETFs are also subject to the risks of the underlying securities or sectors that the ETF is designed to track. When the Fund invests in an ETF, Fund shareholders will indirectly pay a proportionate share of the management fee and operating expenses of the ETF.

Foreign Securities Risk. ADRs and ETFs investing in foreign securities are subject to risks similar to those associated with direct investments in foreign securities. Investment in foreign securities involves risks that may be different from those of U.S. securities. Foreign securities may not be subject to uniform audit, financial reporting or disclosure standards, practices or requirements comparable to those found in the United States. Foreign securities are also subject to the risk of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of money or other assets, political or social instability, and nationalization of companies or industries.

The risks of foreign investing are of greater concern in the case of investments in emerging markets. Emerging market countries may have economic structures that are generally less diverse and mature than the economies of developed countries and may have unstable governments that are subject to sudden change. The markets of developing countries may have more frequent and larger price changes than those of developed countries.

Commodities Market Risk. Investing in instruments whose performance is linked to the price of an underlying commodity or commodity index exposes the Fund to the risks of investing in physical commodities. These risks include regulatory, economic, monetary and political developments, weather events and natural disasters, import controls and worldwide competition, exploration and production spending, tax and other governmental regulations and market disruptions. Commodity prices may be subject to greater volatility than investments in traditional securities.

Covered Call Option Risk. The use of options requires special skills and knowledge of investment techniques that are different than those normally required for purchasing and selling securities. If the Adviser is incorrect in its price expectations and the market price of a security subject to a call option rises above the exercise price of the option, the Fund will lose the opportunity for further appreciation of that security.

Management Risk. The Adviser’s method of security selection may not be successful, and the Fund may underperform the stock market as a whole. Some of the Fund’s portfolio securities may not appreciate in value as expected.

6

What has been the Fund’s performance history?

The bar chart and performance table shown below provide some indication of the risks and variability of investing in The Government Street Equity Fund. The bar chart shows changes in the Fund’s performance from year to year for each of the last 10 calendar years. The performance table shows how the Fund’s average annual total returns for 1, 5 and 10 years compare with those of a broad measure of market performance. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current through the most recent month end, is available by calling 1-866-738-1125.

The Fund’s 2010 year-to-date return through June 30, 2010 is -5.86%.

During the periods shown in the bar chart, the highest return for a quarter was 18.54% during the quarter ended June 30, 2009 and the lowest return for a quarter was –23.09% during the quarter ended December 31, 2008.

7

Average Annual Total Returns For Periods Ended December 31, 2009:

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	One Year	Five Years	Ten Years
Return Before Taxes	28.00%	0.04%	-0.79%
Return After Taxes on Distributions	27.79%	-0.61%	-1.21%
Return After Taxes on Distributions and Sale of Fund Shares	18.43%	0.10%	-0.68%

STANDARD & POOR’S 500 INDEX (reflects no deduction for fees, expenses, or taxes)	26.46%	0.42%	-0.95%

Management of the Fund

Investment Adviser

Leavell Investment Management, Inc. (the “Adviser”)

Portfolio Manager

Thomas W. Leavell is primarily responsible for the day-to-day management of the portfolio of The Government Street Equity Fund and has been the portfolio manager of the Fund since the Fund’s inception in 1991. Mr. Leavell has been President and Chief Executive Officer of the Adviser since his founding of the firm in 1979.

Purchase and Sale of Fund Shares

Minimum Initial Investment – $5,000, except the minimum is $1,000 for tax-deferred retirement accounts

Minimum Subsequent Investment – None, except the minimum for participants in the Automatic Investment Plan is $100

General Information. You may purchase or redeem (sell) shares of The Government Street Equity Fund on each day that the Fund is open for business. Transactions may be initiated by written request, by wire transfer or through your financial institution.

8

Tax Information

The Government Street Equity Fund’s distributions are generally taxed as ordinary income or capital gains unless you are investing though a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, or you are a tax-exempt investor.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase The Government Street Equity Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

9

THE GOVERNMENT STREET MID-CAP FUND

What is the Fund’s investment objective?

The investment objective of The Government Street Mid-Cap Fund is to seek capital appreciation.

What are the Fund’s fees and expenses?

This table describes the fees and expenses that you may pay if you buy and hold shares of The Government Street Mid-Cap Fund.

Shareholder Fees (fees paid directly from your investment):	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.75%
Other Expenses	0.43%
Acquired Fund Fees and Expenses	0.02%
Total Annual Fund Operating Expenses	1.20%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 122	$ 381	$ 660	$1,455

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 10% of the average value of its portfolio.

10

What are the Fund’s principal investment strategies?

The Government Street Mid-Cap Fund’s portfolio consists primarily of the common stocks of medium capitalization (“mid-cap”) companies that are broadly diversified among economic sectors and industries. Under normal circumstances, at least 80% of the Fund’s net assets (including the amount of any borrowings for investment purposes) will be invested in common stocks of mid-cap companies and shares of exchange traded funds (“ETFs”) that invest primarily in common stocks of mid-cap companies. Common stocks may also include shares of foreign issuers in the form of American Depositary Receipts (“ADRs”) or through investments in ETFs that invest primarily in common stocks of foreign companies. The Adviser defines “mid-cap” companies as those whose market capitalization (number of shares outstanding multiplied by share price) falls within the range of $500 million to $8 billion at the time of purchase. The market capitalization of the companies in the Fund’s portfolio changes over time, and the Fund will not automatically sell or cease to purchase stock of a company it already owns just because the company’s market capitalization increases above or decreases below this range.

The Fund is governed by an investment philosophy that seeks to reduce the variability of its returns (risk) and to increase its longer-term compounded returns through a diversified investment strategy. The Fund’s portfolio holdings are typically diversified among a variety of economic sectors and by employing a variety of investment techniques, as described below.

The process for selecting common stocks begins with a list of approximately 450 mid-cap common stocks. The stocks are reviewed for their financial attributes, such as balance sheet quality, earnings history, future prospects and financial ratios (including, but not limited to, debt/equity ratios, return on equity, return on assets and net worth). The list is narrowed to a universe of approximately 400 common stocks. Stocks in this universe are then grouped into either a “growth” or “value” category (depending upon their respective price/book values). Each category (“growth” or “value”) is then sorted into ten economic sector weightings. These twenty categories of stocks serve as the basis for the diversification that is inherent in the portfolio.

The Fund may invest in ETFs if the Adviser believes it is advisable to increase the Fund’s exposure to the broad market or to industry sectors without purchasing a large number of individual securities. ETFs typically hold a portfolio of securities designed to track the performance of a particular index. ETFs differ from traditional index funds in that their shares are listed on a securities exchange and can be traded intraday. The Fund may invest up to 25% of its net assets in ETFs.

The Fund may invest in foreign issuers in the form of American Depositary Receipts (“ADRs”) or through investments in ETFs that invest primarily in common stocks of foreign companies. ADRs are securities that are generally issued by a U.S. bank to U.S. buyers as a substitute for direct ownership of a

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foreign security and are traded on U.S. exchanges. ETFs that invest primarily in foreign companies may include regional and/or country specific ETFs, as well as emerging market ETFs. The Fund will invest in foreign issuers when, in the Adviser’s opinion, such investments would be advantageous to the Fund and would help it to achieve its investment objective. The Fund may invest up to 25% of its net assets in foreign issuers.

The Fund may commit up to 20% of its net assets in other investments if the Advisor believes it is advisable to manage the overall risk/return characteristics of the portfolio with broader diversification. These may include writing covered call options, investments in fixed income securities and investments in securities (including ETFs) whose performance is linked to the price of an underlying commodity or commodity index. Call options written by the Fund give the holder the right to buy the underlying securities from the Fund at a stated exercise price.

The performance of the Fund and its individual securities is monitored on an ongoing basis. To maintain the quality and diversification that is desired, the portfolio is continuously evaluated and re-balanced periodically. A security may be sold when it no longer meets the Adviser’s criteria for investment, when there are more attractive investment opportunities, or when the fundamentals of the issuer’s business or general market conditions have changed.

What are the principal risks of investing in the Fund?

The Government Street Mid-Cap Fund is not intended to be a complete investment program and there can be no assurance that the Fund will achieve its investment objective. As with any mutual fund investment, there is a risk that you could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Stock Market Risk. The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Stocks and other equity securities are subject to inherent market risks and fluctuations in value due to earnings and other developments affecting a particular company or industry, stock market trends and general economic conditions, investor perceptions, interest rate changes and other factors beyond the control of the Adviser. Stocks tend to move in cycles and may experience periods of turbulence and instability.

Mid-Cap Risk. Mid-cap companies often involve higher risks because they may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. In addition, in many instances, the securities of mid-cap companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of mid-cap companies may be subject to greater price fluctuations.

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Exchange Traded Fund Risk. An investment in an ETF generally presents the same primary risks as an investment in a conventional investment company, including the risk that the general level of security prices owned by the ETF may decline, thereby affecting the value of the shares of the ETF. In addition, ETFs are subject to certain risks that do not apply to conventional open-end mutual funds, including the risk that the market price of an ETF’s shares may trade at a discount to its net asset value, or that an active trading market for an ETF’s shares may not be developed or maintained. ETFs are also subject to the risks of the underlying securities or sectors that the ETF is designed to track. When the Fund invests in an ETF, Fund shareholders will indirectly pay a proportionate share of the management fee and operating expenses of the ETF.

Foreign Securities Risk. ADRs and ETFs investing in foreign securities are subject to risks similar to those associated with direct investments in foreign securities. Investment in foreign securities involves risks that may be different from those of U.S. securities. Foreign securities may not be subject to uniform audit, financial reporting or disclosure standards, practices or requirements comparable to those found in the United States. Foreign securities are also subject to the risk of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of money or other assets, political or social instability, and nationalization of companies or industries.

The risks of foreign investing are of greater concern in the case of investments in emerging markets. Emerging market countries may have economic structures that are generally less diverse and mature than the economies of developed countries and may have unstable governments that are subject to sudden change. The markets of developing countries may have more frequent and larger price changes than those of developed countries.

Commodities Market Risk. Investing in instruments whose performance is linked to the price of an underlying commodity or commodity index exposes the Fund to the risks of investing in physical commodities. These risks include regulatory, economic, monetary and political developments, weather events and natural disasters, import controls and worldwide competition, exploration and production spending, tax and other governmental regulations and market disruptions. Commodity prices may be subject to greater volatility than investments in traditional securities.

Covered Call Option Risk. The use of options requires special skills and knowledge of investment techniques that are different than those normally required for purchasing and selling securities. If the Adviser is incorrect in its price expectations and the market price of a security subject to a call option rises above the exercise price of the option, the Fund will lose the opportunity for further appreciation of that security.

Management Risk. The Adviser’s method of security selection may not be successful, and the Fund may underperform the stock market as a whole. Some of the Fund’s portfolio securities may not appreciate in value as expected.

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What has been the Fund’s performance history?

The bar chart and performance table shown below provide some indication of the risks and variability of investing in The Government Street Mid-Cap Fund. The bar chart shows changes in the Fund’s performance from year to year for each full calendar year of the Fund’s operations. The performance table shows how the Fund’s average annual total returns for 1 and 5 years and the period since its inception compare with those of a broad measure of market performance. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current through the most recent month end, is available by calling 1-866-738-1125.

The Fund’s 2010 year-to-date return through June 30, 2010 is -0.17% .

During the periods shown in the bar chart, the highest return for a quarter was 16.72% during the quarter ended September 30, 2009 and the lowest return for a quarter was –21.67% during the quarter ended December 31, 2008.

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Average Annual Total Returns For Periods Ended December 31, 2009:

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	One Year	Five Years	Since Inception (November 17, 2003)
Return Before Taxes	32.01%	3.64%	5.49%
Return After Taxes on Distributions	31.93%	3.27%	5.03%
Return After Taxes on Distributions and Sale of Fund Shares	20.91%	3.13%	4.67%

STANDARD & POOR’S MID-CAP 400 INDEX (reflects no deduction for fees, expenses, or taxes)	37.38%	3.27%	5.99%

Management of the Fund

Investment Adviser

Leavell Investment Management, Inc. (the “Adviser”)

Portfolio Managers

The Fund’s portfolio managers are as follows:

Name	Title	Length of Service to the Fund
Thomas W. Leavell	President and Chief Executive Officer	Since inception (2003)
Timothy S. Healey	Executive Vice President and Chief Investment Officer	Since inception (2003)
Richard E. Anthony, Jr., CFA	Vice President	Since 2004
Michael J. Hofto, CFA	Vice President and Chief Financial Officer	Since 2008

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Purchase and Sale of Fund Shares

Minimum Initial Investment – $5,000, except the minimum is $1,000 for tax-deferred retirement accounts

Minimum Subsequent Investment – None, except the minimum for participants in the Automatic Investment Plan is $100

General Information. You may purchase or redeem (sell) shares of The Government Street Mid-Cap Fund on each day that the Fund is open for business. Transactions may be initiated by written request, by wire transfer or through your financial institution.

Tax Information

The Government Street Mid-Cap Fund’s distributions are generally taxed as ordinary income or capital gains unless you are investing though a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, or you are a tax-exempt investor.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase The Government Street Mid-Cap Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

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THE ALABAMA TAX FREE BOND FUND

What are the Fund’s investment objectives?

The investment objectives of The Alabama Tax Free Bond Fund are to provide current income exempt from federal income taxes and from the personal income taxes of Alabama and to preserve capital.

What are the Fund’s fees and expenses?

This table describes the fees and expenses that you may pay if you buy and hold shares of The Alabama Tax Free Bond Fund.

Shareholder Fees (fees paid directly from your investment):	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.35%
Other Expenses	0.40%
Acquired Fund Fees and Expenses	0.04%
Total Annual Fund Operating Expenses	0.79%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 81	$ 252	$ 439	$ 978

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 32% of the average value of its portfolio.

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What are the Fund’s principal investment strategies?

The Alabama Tax Free Bond Fund invests primarily (under normal circumstances, at least 80% of its net assets, including the amount of any borrowings for investment purposes) in municipal bonds, notes and other debt instruments the interest on which is exempt from federal income taxes, including the alternative minimum tax, and from the personal income taxes of Alabama. Alabama tax-exempt obligations are issued primarily by Alabama, its political subdivisions, municipalities, agencies, instrumentalities or public authorities and other qualifying issuers.

The Adviser will select municipal bonds and/or notes based upon the overall credit quality of the issuer, the security’s relative interest rate as compared to other securities of comparable maturity, and call features. The Fund’s fixed income securities may include floating rate securities and prerefunded bonds. Floating rate securities adjust their effective interest rate at predetermined periodic intervals. Prerefunded bonds have been refinanced by their issuers and their payment is funded from securities in a designated escrow account that holds U.S. Treasury securities. The Fund may invest up to 20% of its net assets in municipal obligations the interest on which is subject to the alternative minimum tax.

The securities in the Fund’s portfolio will be rated at the time of purchase in the 3 highest rating categories (“A” or better) by any of the nationally recognized statistical rating organizations (“NRSROs”), or unrated municipal securities that the Adviser determines are of comparable quality. Although the Adviser utilizes the ratings of the NRSROs as a factor in establishing creditworthiness, it relies primarily upon its own analysis of factors in establishing creditworthiness. In the event that the rating of a security held by the Fund is downgraded and is no longer rated among the 3 highest rating categories by any of the NRSROs, the Adviser has the discretion to determine whether the security will be sold or retained by the Fund. A security may also be sold due to changes in market conditions or changes in the Adviser’s interest rate forecasts or outlook.

Under normal circumstances, the Fund’s weighted average maturity is expected to be between 3 and 10 years, depending on the Adviser’s market interest rate forecasts.

The Fund is non-diversified and therefore may invest in a fewer number of issuers than a diversified fund.

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What are the principal risks of investing in the Fund?

The Alabama Tax Free Bond Fund is not intended to be a complete investment program and there can be no assurance that the Fund will achieve its investment objectives. As with any mutual fund investment, there is a risk that you could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Municipal Securities Risk. The return on and value of an investment in the Fund will fluctuate with changes in interest rates or changes in the creditworthiness of an individual issuer. Generally, when interest rates rise, the value of the Fund’s portfolio securities can be expected to decline. Securities with longer maturities generally are more sensitive to interest rate changes than shorter-term securities. The value of the Fund’s portfolio securities is also dependent on the creditworthiness of an issuer. A deterioration in the financial condition of an issuer, or a deterioration in general economic conditions, could cause an issuer to fail to pay its principal or interest when due.

Risks Associated with Credit Ratings. A rating by an NRSRO represents the agency’s opinion as to credit quality of a security but is not an absolute standard of quality or guarantee as to the creditworthiness of an issuer. Ratings of NRSROs present an inherent conflict of interest because such agencies are paid by the entities whose securities they rate. The credit rating of a security does not necessarily address its market risk (that is, the risk that the value of a security will be adversely affected due to movements in the overall financial markets or changes in the level of interest rates).  In addition, ratings may not be revised promptly to reflect developments in the issuer’s financial condition.

Liquidity Risk. Liquidity risk is the risk that a security can not be sold at an advantageous time or price, due to a security downgrade or adverse conditions within the municipal market. The secondary market for certain municipal obligations tends to be less well developed or liquid than many other securities markets which may impact the Fund’s ability to sell these securities at or near their perceived value.

Concentration Risk. Since the Fund concentrates its investments in Alabama municipal obligations, an investment in the Fund may be adversely affected by factors that impact the Alabama economy or its political, geographic and demographic conditions. Alabama’s economy relies heavily on the textile, automobile, aerospace and forest products industries, all of which may be affected by cyclical changes. Alabama’s job losses during the recession have been steeper than the nation, partly due to its struggling automotive manufacturing industry, and its recovery pace is expected to be slower than the nation as a whole.

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Non-Diversification Risk. Because a relatively high percentage of the assets of the Fund may be invested in the securities of a limited number of issuers or in securities issued by entities having similar characteristics, the value of the Fund’s shares may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified fund.

Tax Risk. There is a risk that substantial changes in federal or state income tax laws could cause municipal bond prices to decline. Certain Alabama constitutional amendments, legislative measures, executive orders, administrative regulations and vote initiatives could result in adverse consequences affecting Alabama municipal obligations.

What has been the Fund’s performance history?

The bar chart and performance table shown below provide some indication of the risks and variability of investing in The Alabama Tax Free Bond Fund. The bar chart shows changes in the Fund’s performance from year to year for each of the last 10 calendar years. The performance table shows how the Fund’s average annual total returns for 1, 5 and 10 years compare with those of a broad measure of market performance. The Barclays Capital 3-Year Municipal Bond Index is included as an additional comparative index because under normal circumstances, the Fund’s weighted average maturity could be as low as 3 years. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current through the most recent month end, is available by calling 1-866-738-1125.

The Fund’s 2010 year-to-date return through June 30, 2010 is 1.51% .

During the periods shown in the bar chart, the highest return for a quarter was 3.88% during the quarter ended September 30, 2002 and the lowest return for a quarter was –1.78% during the quarter ended June 30, 2004.

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Average Annual Total Returns For Periods Ended December 31, 2009:

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	One Year	Five Years	Ten Years
Return Before Taxes	3.84%	3.06%	4.09%
Return After Taxes on Distributions	3.80%	3.05%	4.08%
Return After Taxes on Distributions and Sale of Fund Shares	3.57%	3.08%	4.03%

BARCLAYS CAPITAL 7-YEAR MUNICIPAL BOND INDEX (reflects no deduction for fees, expenses, or taxes)	7.61%	4.58%	5.59%

BARCLAYS CAPITAL 3-YEAR MUNICIPAL BOND INDEX (reflects no deduction for fees, expenses or taxes)	5.78%	4.03%	4.40%

Who is Responsible for Managing the Fund?

Investment Adviser

Leavell Investment Management, Inc. (the “Adviser”)

Portfolio Manager

Timothy S. Healey is primarily responsible for the day-to-day management of the portfolio of The Alabama Tax Free Bond Fund and has been the portfolio manager of the Fund since the Fund’s inception in 1993. Mr. Healey is an Executive Vice President and the Chief Investment Officer of the Adviser.

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Purchase and Sale of Fund Shares

Minimum Initial Investment – $5,000

Minimum Subsequent Investment – None, except the minimum for participants in the Automatic Investment Plan is $100

General Information. You may purchase or redeem (sell) shares of The Alabama Tax Free Bond Fund on each day that the Fund is open for business. Transactions may be initiated by written request, by wire transfer or through your financial institution.

Tax Information

The Alabama Tax Free Bond Fund’s distributions of interest on municipal obligations are generally not subject to federal income tax. To the extent the Fund invests in Alabama tax-exempt securities, distributions of interest on such securities will be exempt from federal income tax and from the personal income taxes of Alabama. Distributions by the Fund of interest on taxable securities and distributions of realized capital gains will be taxable to shareholders.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase The Alabama Tax Free Bond Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

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ADDITIONAL INVESTMENT INFORMATION

INVESTMENT OBJECTIVES

The investment objective of The Government Street Equity Fund is to seek capital appreciation. The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets (including the amount of any borrowings for investment purposes) in common stocks and shares of exchange-traded funds that invest primarily in common stocks. The Fund’s shareholders will be provided with at least 60 days’ prior notice of any change in this policy.

The investment objective of The Government Street Mid-Cap Fund is to seek capital appreciation. The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets (including the amount of any borrowings for investment purposes) in common stocks of mid-cap companies and shares of exchange traded funds that invest primarily in common stocks of mid-cap companies. The Fund’s shareholders will be provided with at least 60 days’ prior notice of any change in this policy.

The investment objectives of The Alabama Tax Free Bond Fund are to provide current income exempt from federal income taxes and from the personal income taxes of Alabama and to preserve capital. The Fund seeks to achieve its investment objectives by investing primarily (under normal circumstances, at least 80% of its net assets, including the amount of any borrowings for investment purposes) in municipal bonds, notes and other debt instruments the interest on which is exempt from federal income taxes, including the alternative minimum tax, and from the personal income taxes of Alabama. This policy may not be changed without the approval of a majority (as defined by the Investment Company Act of 1940) of the Fund’s shares.

ALL FUNDS

Money Market Instruments. Money market instruments will typically represent a portion of each Fund’s portfolio, as funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities and to provide for shareholder redemptions and operational expenses of the Fund. Money market instruments mature in 13 months or less from the date of purchase and include U.S. Government securities and corporate debt securities (including those subject to repurchase agreements), bankers’ acceptances and certificates of deposit of domestic branches of U.S. banks, shares of money market funds and commercial paper (including variable amount demand master notes). At the time of purchase, money market instruments will have a short-term rating in the highest category by any NRSRO or, if not rated, will have been issued by a corporation having an outstanding unsecured debt issue rated in the 3 highest categories of any NRSRO or, if not so rated, of equivalent quality in the Adviser’s opinion.

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THE GOVERNMENT STREET EQUITY FUND/THE GOVERNMENT
STREET MID-CAP FUND

Covered Call Options. The Government Street Equity Fund and The Government Street Mid-Cap Fund may write covered call options. Call options written by a Fund will give the holder the right to buy the underlying securities from the Fund at a stated exercise price. These options are “covered” by a Fund because it will own the underlying securities as long as the option is outstanding. A Fund will receive a premium from writing a call option, which increases the Fund’s return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option and the remaining term of the option. By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. A Fund’s use of covered call options is intended to increase the total return of its investment portfolio. It is anticipated that the covered calls will be written primarily against highly appreciated, low basis securities to increase income flows. The Adviser expects that the Funds’ use of covered calls will be very limited in scope.

Call writing affects the Funds’ portfolio turnover rate and the amount of brokerage commissions paid. Commissions for options, which are normally higher than for general securities transactions, are payable when writing calls and when entering into closing purchase transactions.

Exchange Traded Funds. To participate in various markets and market sectors, the Funds may invest in shares of exchange traded funds (“ETFs”). The Adviser believes that ETFs are a convenient and economical way to invest in both broad market indexes (for example, the S&P 500 Index and the S&P 400 MidCap Index, etc.) and market sector indexes (for example, healthcare indexes, utilities indexes, real estate indexes, commodity indexes, etc.), particularly since ETFs may be bought and sold like stocks — at any time the applicable stock exchange is open for trading. When a Fund invests in an ETF, Fund shareholders will indirectly pay a proportionate share of the management fee and operating expenses of the ETF. As with conventional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. Investors pay only customary brokerage fees to buy and sell ETF shares; ETFs do not charge sales loads or redemption fees. The Funds may invest in ETFs tracking indexes representing a general market, industry sectors or market capitalization sectors.

Temporary Defensive Measures. Money market instruments may be purchased by the Funds for temporary defensive purposes when the Adviser believes the prospect for capital appreciation in the equity securities markets is not attractive. As a result of engaging in these temporary measures, the Funds may not achieve their investment objectives.

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THE ALABAMA TAX FREE BOND FUND

The Alabama Tax Free Bond Fund invests primarily in:

(1)
Tax-exempt bonds which are rated AAA, AA, or A by Standard & Poor’s Ratings Group (“S&P”) or Fitch Ratings Ltd. (“Fitch”), or Aaa, Aa, or A by Moody’s Investors Service, Inc. (“Moody’s”), or which have an equivalent rating by any other NRSROs, or which are considered by the Adviser to have essentially the same characteristics and quality as securities having such ratings; and

(2)
Tax-exempt notes of issuers having an issue of outstanding municipal obligations rated AAA, AA or A by S&P or Fitch or Aaa, Aa or A by Moody’s, or which are guaranteed by the U.S. Government, or which are rated MIG-1 or MIG-2 by Moody’s or have an equivalent rating by any other NRSRO.

Although the Fund normally invests substantially all of its assets in obligations exempt from federal and Alabama state income taxes, market conditions may from time to time limit availability. During periods when the Fund is unable to purchase such obligations, the Adviser will seek to invest the assets of the Fund in municipal obligations the interest on which is exempt from federal income taxes, but which are subject to the personal income taxes of Alabama.

With respect to those municipal obligations that are not rated by an NRSRO, the Fund will be more reliant on the Adviser’s judgment, analysis and experience than would be the case if such municipal obligations were rated. In evaluating the creditworthiness of an issue, whether rated or unrated, the Adviser may take into consideration, among other things, the issuer’s financial resources, its sensitivity to economic conditions and trends, the operating history of and the community support for the facility financed by the issue, the ability of the issuer’s management and regulatory matters. The rating of a municipal obligation represents the rating agency’s opinion as to credit quality, but is not an absolute standard of quality or a guarantee of the creditworthiness of an issuer.

Temporary Defensive Measures. As a temporary defensive measure during times of adverse market conditions, up to 50% of the assets of The Alabama Tax Free Bond Fund may be held in cash or invested in taxable short-term obligations. These may include:

(1)	Obligations issued or guaranteed as to interest and principal by the U.S. Government or its agencies or instrumentalities, which may be subject to repurchase agreements; and

(2)
Commercial paper that is rated A-1 or A-2 by S&P or Fitch, or P-1 or P-2 by Moody’s (or which is unrated but which is considered to have essentially the same characteristics and qualities as commercial paper having such ratings), obligations of banks with $1 billion of assets (including certificates of deposit, bankers’ acceptances and repurchase agreements), shares of money market funds and cash equivalents.

Interest income from these short-term obligations may be taxable to shareholders as ordinary income for federal and state income tax purposes. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective.

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HOW TO PURCHASE SHARES

There are no sales commissions charged to investors. You may obtain assistance in opening an account by calling Ultimus Fund Solutions, LLC (the “Administrator”) toll-free 1-866-738-1125, or by writing to the Administrator at the address shown below for regular mail orders. You may also obtain assistance through any broker-dealer or financial institution authorized to sell shares of the Funds. Contact your brokerage firm or financial institution to determine whether it is authorized to accept orders on behalf of the Funds. Your broker-dealer or financial institution may charge you a fee for its services.

The minimum initial investment in the Funds is $5,000, or $1,000 for tax-deferred retirement accounts. The Funds may, in the Adviser’s sole discretion, accept certain accounts with less than the stated minimum initial investment. All purchase checks must be written in U.S. dollars and drawn on a U.S. bank. The Funds do not accept cash, drafts, “starter” checks, travelers checks, credit card checks, post-dated checks, cashier’s checks under $10,000, or money orders. In addition, to protect the Funds from check fraud, the Funds do not accept checks made payable to third parties.

Shares will be purchased at a Fund’s net asset value (“NAV”) next determined after your order is received by the Administrator in proper form. An order is considered to be in proper form if it is complete and contains all necessary information to process the order, is accompanied by payment in full of the purchase amount, and is delivered in an approved manner as set forth in this Prospectus. Direct orders received in proper form by the Administrator, whether by mail or bank wire, prior to the close of the regular session of trading on the New York Stock Exchange (the “Exchange”) on any business day, generally 4:00 p.m. Eastern time, will purchase shares at the NAV next determined on that business day. If your order is not received by the close of the regular session of trading on the Exchange, your order will purchase shares at the NAV determined on the next business day. Purchase orders received by authorized broker-dealers and other financial institutions prior to the close of the regular session of trading on the Exchange on any business day will purchase shares at the NAV determined on that day.

You should be aware that the Funds’ Account Application contains provisions in favor of the Funds, the Adviser, the Administrator and certain of their affiliates, excluding such entities from liability in connection with the performance of any acts instructed by the shareholder or genuinely believed to be instructed by the shareholder; provided, however, that such entities will be excluded from liability only if such entities have exercised due care to determine that the instructions are genuine. If reasonable procedures are not followed by such entities, they will not be excluded from liability.

By sending your check to the Administrator, please be aware that you are authorizing the Administrator to make a one-time electronic debit from your account at the financial institution indicated on your check. Your bank account

26

will be debited as early as the same day the Administrator receives your payment in the amount of your check; no additional amount will be added to the total. The transaction will appear on your bank statement. Your original check will be destroyed once processed, and you will not receive your cancelled check back. If the Administrator cannot post the transaction electronically, you authorize the Administrator to present an image copy of your check for payment.

If an order to purchase shares is cancelled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Funds or the Administrator in the transaction.

Regular Mail Orders. Please complete and sign the Account Application accompanying this Prospectus, enclose your check made payable to the appropriate Fund, and mail it to:

The Government Street Funds
c/o Shareholder Services
P.O. Box 46707
Cincinnati, Ohio 45246-0707

Bank Wire Orders. You may invest in the Funds by bank wire. To establish a new account or add to an existing account by wire, please call the Administrator at 1-866-738-1125 before wiring funds to advise the Administrator of the investment, the dollar amount and the account registration. For initial purchases, you should be prepared to provide the Administrator, by mail or facsimile, with a completed, signed Account Application. This will ensure prompt and accurate handling of your investment. Please have your bank use the following wiring instructions to purchase by wire:

US Bank NA
ABA# 042000013
For The Government Street Funds #0199456682
For [Name of Fund]
For [Shareholder name and account number or tax
identification number]

It is important that the wire contain all the information and that the Funds receive prior telephone notification to ensure proper credit. Once your wire is sent you should, as soon as possible thereafter, complete and mail your Account Application to the Administrator as described under “Regular Mail Orders” above.

Additional Investments. You may add to your account by mail or wire at any time by purchasing shares at the then current NAV. Before making additional investments by bank wire, please call the Administrator at 1-866-738-1125 to alert the Administrator that your wire is to be sent. Follow the wire instructions above to send your wire. When calling for any reason, please have your account number ready, if known. Mail orders should include, when possible, the “Invest by Mail” stub that is attached to your Fund confirmation statement. Otherwise, be sure to identify your account in your letter.

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Automatic Investment Plan. The Automatic Investment Plan enables you to make regular periodic investments in shares through automatic charges to your checking account. With your authorization and bank approval, the Administrator will automatically charge your checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the then current NAV on or about the 15th day or the last business day of the month or both. You may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

Exchange Privilege. You may use proceeds from the redemption of shares of any Fund to purchase shares of another Fund, provided that shares of the Fund to be acquired are offered for sale in your state of residence. There is no charge for this exchange privilege. Before making an exchange, you should read the portion of the Prospectus relating to the Fund into which the shares are to be exchanged. The shares of the Fund to be acquired will be purchased at the NAV next determined after receipt by the Administrator of the exchange request in proper form. The exchange of shares of one Fund for shares of another Fund is treated, for federal income tax purposes, as a sale on which you may realize a taxable gain or loss. To prevent the abuse of the exchange privilege to the disadvantage of other shareholders, each Fund reserves the right to terminate or modify the exchange privilege upon 60 days’ notice to shareholders.

Customer Identification and Verification. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Funds must obtain the following information for each person that opens a new account:

•	Name;

•	Date of birth (for individuals);

•	Residential or business street address (although post office boxes are still permitted for mailing); and

•	Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

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After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds also may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

Frequent Purchases and Redemptions of Fund Shares. The Funds have been designed as long-term investments and not as frequent or short-term trading (“market timing”) options. The Funds discourage and do not accommodate frequent purchases and redemptions. Accordingly, the Board of Trustees has adopted policies and procedures in an effort to detect and prevent market timing in the Funds. The Funds, through their service providers, monitor shareholder trading activity to ensure compliance with the Funds’ policies. The Funds prepare reports illustrating purchase and redemption activity to detect market timing activity. The Funds have also reserved the right to impose a limit on the number of exchanges between the Funds. In addition, the Funds reserve the right to reject any purchase request that they believe to be market timing or otherwise potentially disruptive in nature. These actions, in the Board’s opinion, should help reduce the risk of abusive trading in the Funds. The Funds may also modify any terms or conditions of purchase of shares or withdraw all or any part of the offering made by this Prospectus. Each of the restrictions on frequent purchases and redemptions of Fund shares described above applies uniformly in all cases.

The Funds believe that market timing activity is not in the best interest of shareholders. Market timing can be disruptive to the portfolio management process and may adversely impact the ability of the Adviser to implement the Funds’ investment strategies. In addition to being disruptive, the risks to the Funds presented by market timing are higher expenses through increased trading and transaction costs; forced and unplanned portfolio turnover; large asset swings that decrease the Funds’ ability to maximize investment returns; and potentially diluting the value of the Funds’ shares. These risks can have an adverse affect on the Funds’ performance.

The Funds have entered into agreements with intermediaries obligating them to provide, upon request, information regarding their customers and their customers’ transactions in shares of the Funds when shares are held in omnibus accounts. The Funds rely on intermediaries to help enforce their market timing policies. For example, intermediaries assist the Funds in determining whether an investor is trading in violation of the Funds’ policies. The Funds reserve the right to reject an order placed from an omnibus account. Although the Funds have taken these steps to discourage frequent purchases and redemptions of shares, the Funds cannot guarantee that such trading will not occur.

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HOW TO REDEEM SHARES

You may redeem shares of the Funds on each day that the Funds are open for business by sending a written request to the Funds. The Funds are open for business on each day the Exchange is open for business. All redemption orders received in proper form, as indicated herein, by the Administrator prior to the close of the regular session of trading on the Exchange, generally 4:00 p.m. Eastern time, will redeem shares at the NAV determined as of that business day’s close of trading. Otherwise, your order will redeem shares at the NAV determined on the next business day. An order is considered to be in proper form if it is complete and contains all necessary information to process the order (including the proper account information, the number of shares or dollar amount to be redeemed and the appropriate signatures), and is delivered in an approved manner as set forth in this Prospectus. You may also redeem your shares through a broker-dealer or financial institution that has been authorized to accept orders on behalf of the Funds. Your redemption will be processed at the NAV determined on that business day if your order is received by the broker or financial institution in proper form prior to the close of the regular session of trading on the Exchange on that day . Contact your brokerage firm or financial institution to determine whether it is authorized to accept orders on behalf of the Funds. Your brokerage firm or financial institution may charge you a fee for its services.

Your request should be mailed to the address below and include the following information:

The Government Street Funds
c/o Shareholder Services
P.O. Box 46707
Cincinnati, Ohio 45246-0707

1)
your letter of instruction or a stock assignment specifying the name of the applicable Fund, the account number, and the number of shares or dollar amount to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

2)	any required signature guarantees (see “Signature Guarantees”); and

3)	other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

If you are uncertain of the requirements for redemption, please contact the Administrator at 1-866-738-1125 or write to the address shown above.

Your redemption proceeds will be mailed to you within 3 business days after receipt of your redemption request in proper form. However, a Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. You may reduce or avoid such

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delay (which may take up to 15 days) if you purchase shares by certified check or wire transfer. In such cases, the NAV next determined after receipt of your request for redemption will be used in processing your redemption and your redemption proceeds will be mailed to you upon clearance of your check to purchase shares.

You may choose to have redemption proceeds mailed to your address of record, your bank, or to any other authorized person. You may have the proceeds sent to your domestic bank by bank wire ($5,000 minimum) or through an Automated Clearing House (“ACH”) transaction ($100 minimum). You may not redeem shares of the Funds by wire on days that your bank is not open for business. Redemption proceeds will only be sent to the bank account or person named in your Account Application currently on file with the Funds. You may change your redemption instructions any time you wish by sending a letter to the Administrator with your new redemption instructions.

The Board of Trustees reserves the right to involuntarily redeem any account having an account value of less than $5,000, or less than $1,000 for tax-deferred retirement accounts (due to redemptions, exchanges or transfers, but not due to market action) upon 60 days’ written notice. If you bring your account value up to the minimum requirements during the notice period, your account will not be redeemed. Redemptions from retirement plans may be subject to tax withholding.

Signature Guarantees. To protect your account and the Funds from fraud, a signature guarantee may be required to be sure that you are the person who has authorized a redemption if the shares to be redeemed have a value of more than $50,000. Signature guarantees are also required (1) for change of registration requests, (2) for requests to establish or change redemption services other than through your initial Account Application, and (3) if the name(s) or the address on your account has been changed within 30 days of your redemption request. The Administrator will accept signatures guaranteed by a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution that participates in the STAMP Medallion Program sponsored by the Securities Transfer Association. Signature guarantees from financial institutions that do not participate in the STAMP Medallion Program will not be accepted. A notary public cannot provide a signature guarantee. The Administrator has adopted standards for accepting signature guarantees from the above institutions. The Funds and the Administrator reserve the right to amend these standards at any time without notice.

Systematic Withdrawal Plan. If your shares of any Fund are valued at $10,000 or more at the current NAV, you may establish a Systematic Withdrawal Plan to receive a check, on the 15th and/or the last business day of each month, in a stated amount of not less than $100. The Funds will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. You may establish this service whether dividends and distributions are reinvested or paid in cash. Systematic withdrawals may be deposited directly to your bank account by completing the applicable section on the Account Application form accompanying this Prospectus, or by writing to the Administrator.

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Redemptions in Kind. Each Fund may redeem its shares by payment in kind when circumstances exist that would, in the opinion of the Adviser, make it in the best interests of the Fund and its shareholders to do so. In such case, the Adviser, under the supervision of the Board of Trustees and in accordance with the Trust’s procedures, may authorize payment to be made in portfolio securities or other property of the Funds. A redemption in kind will consist of securities equal in market value to your shares. It is the Adviser’s intention, at the present time, to reimburse shareholders for their brokerage costs and any other fees or losses incurred by them in selling such securities immediately upon receipt thereof. The Adviser may determine to discontinue this practice at any time without notice to shareholders.

HOW NET ASSET VALUE IS DETERMINED

The NAV of each Fund is determined on each business day that the Exchange is open for trading, as of the close of the Exchange (currently 4:00 p.m., Eastern time). Each Fund’s NAV is determined by dividing the total value of all Fund securities (valued at market value) and other assets, less liabilities, by the total number of shares then outstanding. NAV includes interest on fixed income securities, which is accrued daily. See the Statement of Additional Information for further details.

Securities traded on a national stock exchange will be valued at the closing price on the principal exchange where the security is traded on the valuation date. Securities that are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities that are traded over-the-counter are priced at the last sale price, if available; otherwise, they are valued at the last quoted bid price. Fixed income securities will ordinarily be traded in the over-the-counter market and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market.

When market quotations are not readily available, securities may be valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities. The Trustees will satisfy themselves that such pricing services consider all appropriate factors relevant to the value of such securities in determining their market value. Call options written by The Government Street Equity Fund and The Government Street Mid-Cap Fund are valued at the then current market quotation, using the ask price as of the close of each day on the principal exchanges on which they are traded. Securities and other assets for which no quotations are readily available or whose valuations are considered to be unreliable due to significant market or other events will be valued in good faith at fair value using methods approved by the Board of Trustees. Valuing portfolio securities at fair value involves reliance on judgment and a security’s fair value may differ depending

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on the method used for determining value. As a result, the values of some securities used in calculating a Fund’s NAV may differ from quoted or published prices for the same securities.

To the extent any assets of a Fund are invested in other open-end investment companies that are registered under the Investment Company Act of 1940, the Fund’s NAV with respect to those assets is calculated based upon the NAVs of such registered open-end investment companies, and the prospectuses for these companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

MANAGEMENT OF THE FUNDS

Each Fund is a series of Williamsburg Investment Trust (the “Trust”), an open-end management investment company organized as a Massachusetts business trust. The Board of Trustees supervises the business activities of the Funds. Like other mutual funds, the Trust retains various organizations to perform specialized services for the Funds.

Subject to the authority of the Board of Trustees, Leavell Investment Management, Inc. (the “Adviser”) provides a continuous program of supervision of each Fund’s assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to Investment Advisory Agreements with the Trust. The Adviser is also responsible for the selection of broker-dealers through which each Fund executes portfolio transactions, subject to brokerage policies approved by the Trustees, and provides certain executive personnel to the Funds.

In addition to acting as investment adviser to the Funds, the Adviser also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals. The address of the Adviser is P.O. Box 1307, Mobile, Alabama 36633.

The Government Street Equity Fund

Thomas W. Leavell is primarily responsible for managing the portfolio of The Government Street Equity Fund. Mr. Leavell, who has served as portfolio manager since the Fund’s inception, has been President and Chief Executive Officer of the Adviser since his founding of the firm in 1979. He holds a B.S. degree from Auburn University and an M.B.A. from the University of Kentucky.

Compensation of the Adviser with respect to The Government Street Equity Fund, based upon the Fund’s average daily net assets, is at the following annual rates: 0.60% on the first $100 million; and 0.50% on assets over $100 million. During the fiscal year ended March 31, 2010, The Government Street Equity Fund paid investment advisory fees equal to 0.60% of the Fund’s average daily net assets.

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The Government Street Mid-Cap Fund

The Adviser utilizes a team approach in managing the portfolio of The Government Street Mid-Cap Fund. Each of the Fund’s four portfolio managers is responsible for the research and selection of securities within different business sectors. The portfolio managers of The Government Street Mid-Cap Fund and the sectors for which they are responsible are:

•
Thomas W. Leavell — responsible for Healthcare sector. Mr. Leavell, who has served as a Portfolio Manager of The Government Street Mid-Cap Fund since the Fund’s inception, has been President and Chief Executive Officer of the Adviser since his founding of the firm in 1979. He holds a B.S. degree from Auburn University and an M.B.A. from the University of Kentucky.

•
Timothy S. Healey — responsible for Industrial, Technology and Materials sectors. Mr. Healey, who has served as a Portfolio Manager of The Government Street Mid-Cap Fund since the Fund’s inception, is an Executive Vice President and the Chief Investment Officer of the Adviser and has been a Portfolio Manager with the Adviser since 1986. He holds a B.S. degree in Finance from the University of Alabama.

•
Richard E. Anthony, Jr., CFA — responsible for Energy, Utility, Finance, Telecom and Consumer Staples sectors. Mr. Anthony is a Vice President of the Adviser and has served as a Portfolio Manager of The Government Street Mid-Cap Fund since his employment with the Adviser beginning in December 2004. He holds a B.S. degree in Business Administration and an M.S. in Engineering from the University of Alabama.

•
Michael J. Hofto, CFA — responsible for Consumer Discretionary sector. Mr. Hofto is a Vice President and the Chief Financial Officer of the Adviser and has served as a Portfolio Manager of The Government Street Mid-Cap Fund since May 2008. He joined the Adviser in September 2007, prior to which he was President and Chief Executive Officer of Saunders Engine & Equipment Company Inc. He holds a B.S. degree in Chemical Engineering from Virginia Polytechnic Institute & State University and an M.B.A. from The Wharton School at the University of Pennsylvania.

Compensation of the Adviser with respect to The Government Street Mid-Cap Fund is at the annual rate of 0.75% of the Fund’s average daily net assets. During the fiscal year ended March 31, 2010, The Government Street Mid-Cap Fund paid investment advisory fees (after fee waivers) equal to 0.70% of the Fund’s average daily net assets.

The Alabama Tax Free Bond Fund

Timothy S. Healey is primarily responsible for managing the portfolio of The Alabama Tax Free Bond Fund and has acted in this capacity since the Fund’s inception. Mr. Healey is an Executive Vice President and the Chief Investment Officer of the Adviser and has been a Portfolio Manager with the firm since 1986. He holds a B.S. degree in Finance from the University of Alabama.

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Compensation of the Adviser with respect to The Alabama Tax Free Bond Fund, based upon the Fund’s average daily net assets, is at the following annual rates: 0.35% on the first $100 million; and 0.25% on assets over $100 million. During the fiscal year ended March 31, 2010, The Alabama Tax Free Bond Fund paid investment advisory fees (after fee waivers) equal to 0.25% of the Fund’s average daily net assets. The Adviser currently intends to waive its investment advisory fees to the extent necessary to limit the total operating expenses of the Fund (excluding Acquired Fund Fees and Expenses) to 0.65% per annum of its average daily net assets. However, there is no assurance that any voluntary fee waivers will continue in the current or future fiscal years, and annual operating expenses of the Fund may therefore exceed 0.65% of its average daily net assets.

For More Information - The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of shares of the Funds.

For a discussion of the factors considered by the Board of Trustees in its most recent approval of each Fund’s Investment Advisory Agreement, including the Board’s conclusions with respect thereto, see the Funds’ annual report for the year ended March 31, 2010.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Each Fund has qualified and intends to remain qualified as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986. By so qualifying, each Fund will not be subject to federal income tax on that part of its net investment income and net realized capital gains that it distributes to its shareholders. Shareholders are liable for taxes on distributions of net investment income and net realized capital gains of the Funds but, of course, shareholders who are not subject to tax on their income will not be required to pay taxes on amounts distributed to them. The Government Street Equity Fund intends to declare dividends from net investment income quarterly, payable in March, June, September and December, on a date selected by management. The Government Street Mid-Cap Fund intends to declare dividends from net investment income annually, payable on a date selected by management. The Alabama Tax Free Bond Fund intends to declare dividends from net investment income on each business day and to pay such dividends monthly. In addition, distributions may be made annually in December out of any net short-term or long-term capital gains derived from the sale of securities and premiums from expired options realized through October 31 of that year. Each Fund may make a supplemental distribution of capital gains at the end of its fiscal year. The nature and amount of all dividends and distributions will be identified separately when tax information is distributed by the Funds at the end of each year. The Funds intend to withhold federal income taxes on taxable distributions made to persons who are neither citizens nor residents of the United States or other shareholders subject to such withholding.

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Distributions attributable to ordinary income and short-term capital gains are generally taxed as ordinary income, although certain income dividends may be taxed to non-corporate shareholders at long-term capital gains rates. In the case of corporations that hold shares of the Funds, certain income may qualify for a 70% dividends-received deduction. Distributions of long-term capital gains are generally taxed as long-term capital gains, regardless of how long you have held your Fund shares.

There is no fixed dividend rate, and there can be no assurance as to the payment of any dividends or the realization of any gains for any Fund. Current practice of The Government Street Equity Fund, subject to the discretion of management, is for declaration and payment of income dividends during the last week of each calendar quarter. Dividends and capital gains distributions may be reinvested in additional shares of the Funds or paid in cash, as indicated on your Account Application. If no option is selected on your Application, distributions will automatically be reinvested in additional shares. Tax consequences to shareholders of dividends and distributions are the same if received in cash or if received in additional shares of the Funds. In addition to federal taxes, you may be subject to state and local taxes on distributions.

Redemptions and exchanges of shares of the Funds are taxable events on which you may realize a gain or loss.

The Alabama Tax Free Bond Fund

Because The Alabama Tax Free Bond Fund intends to distribute to shareholders substantially all of its net investment income and net realized capital gains in accordance with the timing requirements imposed by the Internal Revenue Code, it is expected that the Fund will not be required to pay any federal income or excise taxes. The Fund also expects that its dividends paid from interest on municipal obligations will generally be exempt from federal income tax because the Fund intends to satisfy certain requirements of the Internal Revenue Code. One such requirement is that at the close of each quarter of the taxable year of the Fund, at least 50% of the value of its total assets consists of obligations whose interest is exempt from federal income tax. Distributions of income from investments in taxable securities and from certain other investments of the Fund (including capital gains from the sale of securities) will be taxable to the shareholder, whether distributed in cash or in additional shares. However, it is expected that such amounts will not be substantial in relation to the tax-exempt interest received by the Fund.

A statement will be sent to each shareholder of the Fund after the end of each calendar year setting forth the federal income tax status of all distributions for such calendar year, including the portion exempt from federal income tax as “exempt-interest dividends;” the portion, if any, that is a tax preference item under the federal alternative minimum tax; the portion taxable as ordinary income; and the portion taxable as capital gains.

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Current federal tax law limits the types and volume of bonds qualifying for the federal income tax exemption of interest and makes interest on certain tax-exempt bonds and distributions by the Fund of such interest a tax preference item for purposes of the individual and corporate alternative minimum tax. In addition, all exempt-interest dividends may affect a corporate shareholder’s alternative minimum tax liability. Applicable tax law and changes therein may also affect the availability of municipal obligations for investment by the Fund and the value of the Fund’s portfolio.

Under existing Alabama tax laws, as long as the Fund qualifies as a “regulated investment company” under the Internal Revenue Code, and provided the Fund is invested in obligations the interest on which would be exempt from Alabama personal income taxes if held directly by an individual shareholder (such as obligations of Alabama or its political subdivisions, or of the United States or of certain territories or possessions of the United States), dividends paid by the Fund that represent interest received by the Fund on such obligations will be exempt from Alabama personal income taxes. To the extent that distributions by the Fund are derived from long-term or short-term capital gains on such obligations, or from interest or capital gains on other types of obligations, such distributions will not be exempt from Alabama personal income tax.

Capital gains or losses realized from a redemption of shares of the Fund by an Alabama resident will be taxable for Alabama personal income tax purposes. Interest on indebtedness incurred (directly or indirectly) by a shareholder of the Fund to purchase or carry shares of the Fund will not be deductible for Alabama income tax purposes.

This discussion of the federal and state income tax consequences of an investment in the Funds is not exhaustive on the subject. Consequently, investors should seek qualified tax advice.

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FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, the Funds' independent registered public accounting firm , whose report, along with the Funds’ financial statements, is included in the annual report, which is available upon request.

The Government Street Equity Fund

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year

	Years Ended March 31,
	2010	2009	2008	2007	2006
Net asset value at beginning of year	$26.72	$44.76	$48.37	$52.42	$47.11

Income (loss) from investment operations:
Net investment income	0.40	0.55	0.57	0.48	0.50
Net realized and unrealized gains (losses) on investments	14.17	(18.07)	(2.12)	2.90	5.31
Total from investment operations	14.57	(17.52)	(1.55)	3.38	5.81

Less distributions:
Dividends from net investment income	(0.40)	(0.52)	(0.57)	(0.48)	(0.50)
Distributions from net realized gains	—	—	(1.31)	(6.95)	—
Return of capital	—	—	(0.18)	—	—
Total distributions	(0.40)	(0.52)	(2.06)	(7.43)	(0.50)

Net asset value at end of year	$40.89	$26.72	$44.76	$48.37	$52.42

Total return(a)	54.71%	(39.43% )	(3.51% )	7.04%	12.39%

Net assets at end of year (000’s)	$57,766	$37,656	$67,267	$87,757	$107,243

Ratio of expenses to average net assets	0.90%	0.91%	0.84%	0.84%	0.78%

Ratio of net investment income to average net assets	1.14%	1.47%	1.12%	0.96%	0.95%

Portfolio turnover rate	30%	35%	12%	15%	17%

(a)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

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The Government Street Mid-Cap Fund

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year

	Years Ended March 31,
	2010	2009		2008	2007	2006
Net asset value at beginning of year	$8.46	$12.28		$13.13	$13.71	$11.30

Income (loss) from investment operations:
Net investment income	0.05	0.05		0.03	0.04	0.05
Net realized and unrealized gains (losses) on investments	4.41	(3.82)		(0.53)	0.45	2.38
Total from investment operations	4.46	(3.77)		(0.50)	0.49	2.43

Less distributions:
Dividends from net investment income	(0.05)	(0.05)		(0.05)	(0.05)	(0.02)
In excess of net investment income	—	(0.00	)(a)	—	—	—
Distributions from net realized gains	—	(0.00	)(a)	(0.30)	(1.02)	—
Total distributions	(0.05)	(0.05)		(0.35)	(1.07)	(0.02)

Net asset value at end of year	$12.87	$8.46		$12.28	$13.13	$13.71

Total return(b)	52.73%	(30.65%	)	(3.99% )	3.83%	21.51%

Net assets at end of year (000’s)	$32,198	$21,522		$31,424	$33,961	$37,619

Ratio of net expenses to average net assets(c)	1.13%	1.10%		1.10%	1.10%	1.10%

Ratio of net investment income to average net assets	0.47%	0.47%		0.25%	0.26%	0.37%

Portfolio turnover rate	10%	14%		11%	11%	28%

(a)	Amount rounds to less than $0.01 per share.

(b)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)
Absent investment advisory fees voluntarily waived by the Adviser, the ratio of expenses to average net assets would have been 1.18%, 1.23%, 1.12%, 1.12% and 1.11% for the years ended March 31, 2010, 2009, 2008, 2007 and 2006, respectively.

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The Alabama Tax Free Bond Fund

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year

	Years Ended March 31,
	2010		2009		2008	2007	2006
Net asset value at beginning of year	$10.54		$10.50		$10.39	$10.40	$10.55

Income (loss) from investment operations:
Net investment income	0.28		0.35		0.36	0.36	0.34
Net realized and unrealized gains (losses) on investments	(0.00	)(a)	0.04		0.12	(0.01)	(0.15)
Total from investment operations	0.28		0.39		0.48	0.35	0.19

Less distributions:
Dividends from net investment income	(0.28)		(0.35)		(0.36)	(0.36)	(0.34)
Distributions from net realized gains	(0.01)		(0.00	)(c)	(0.01)	—	—
Total distributions	(0.29)		(0.35)		(0.37)	(0.36)	(0.34)

Net asset value at end of year	$10.53		$10.54		$10.50	$10.39	$10.40

Total return(b)	2.88%		3.80%		4.66%	3.38%	1.80%

Net assets at end of year (000’s)	$29,716		$28,358		$25,426	$25,968	$26,182

Ratio of net expenses to average net assets(c)	0.65%		0.65%		0.65%	0.65%	0.65%

Ratio of net investment income to average net assets	2.85%		3.36%		3.46%	3.44%	3.25%

Portfolio turnover rate	32%		8%		6%	15%	5%

(a)	Amount rounds to less than $0.01 per share.

(b)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)
Absent investment advisory fees voluntarily waived by the Adviser, the ratios of expenses to average net assets would have been 0.75%, 0.79%, 0.78%, 0.76% and 0.73% for the years ended March 31, 2010, 2009, 2008, 2007 and 2006, respectively.

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PRIVACY NOTICE
FACTS	WHAT DO THE GOVERNMENT STREET FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us. This information can include:
▪ Social Security number
▪ Assets
▪ Retirement Assets
▪ Transaction History
▪ Checking Account Information
▪ Purchase History
▪ Account Balances
▪ Account Transactions
▪ Wire Transfer Instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share your personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons The Government Street Funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do The Government Street Funds share?	Can you limit this sharing?
For our everyday business purposes – Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-866-738-1125

41

Who we are
Who is providing this notice?	Williamsburg Investment Trust Ultimus Fund Distributors, LLC Ultimus Fund Solutions, LLC
What we do
How do The Government Street Funds protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How do The Government Street Funds collect my personal information?
We collect your personal information, for example, when you
▪ Provide account information
▪ Give us your contact information
▪ Make deposits or withdrawals from your account
▪ Make a wire transfer
▪ Tell us where to send the money
▪ Tells us who receives the money
▪ Show your government-issued ID
▪ Show your driver’s license
We also collect your personal information from other companies.

Why can’t I limit all sharing?
Federal law gives you the right to limit only
▪ Sharing for affiliates’ everyday business purposes – information about your creditworthiness
▪ Affiliates from using your information to market to you
▪ Sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control. They can be financial and nonfinancial companies.
▪ Leavell Investment Management, Inc., the investment adviser to The Government Street Funds, could be deemed to be an affiliate.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ▪ The Government Street Funds do not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ The Government Street Funds don’t jointly market.

42

The Government Street Funds No-Load Mutual Funds
Investment Adviser	Independent Registered Public Accounting Firm
Leavell Investment Management, Inc.	Ernst & Young LLP
Post Office Box 1307	312 Walnut Street, Suite 1900
Mobile, Alabama 36633	Cincinnati, Ohio 45202
www.leavellinvestments.com
Legal Counsel
Administrator	Sullivan & Worcester LLP
Ultimus Fund Solutions, LLC	One Post Office Square
P.O. Box 46707	Boston, Massachusetts 02109
Cincinnati, Ohio 45246-0707
(Toll-Free) 1-866-738-1125	Board of Trustees
Austin Brockenbrough, III
Custodian	John T. Bruce
US Bank NA	Charles M. Caravati, Jr.
425 Walnut Street	Robert S. Harris
Cincinnati, Ohio 45202	J. Finley Lee, Jr.
Richard L. Morrill
Harris V. Morrissette
Samuel B. Witt, III

  43

FOR ADDITIONAL INFORMATION

Additional information about the Funds is included in the Statement of Additional Information (“SAI”), which is incorporated by reference in its entirety. A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the SAI.

Additional information about the Funds’ investments is available in the Funds’ annual and semiannual reports to shareholders. In the Funds’ annual report, you will find a discussion of the market conditions and strategies that significantly affected the Funds’ performance during their last fiscal year.

To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Funds, or to make inquiries about the Funds, please call Toll-Free

1-866-738-1125
This Prospectus, the SAI and the most recent shareholder reports are also available without charge on the Funds’ website at www.leavellinvestments.com.

Only one copy of a Prospectus or an annual or semiannual report will be sent to each household address. This process, known as “Householding,” is used for most required shareholder mailings. (It does not apply to confirmations of transactions and account statements, however.) You may, of course, request an additional copy of a Prospectus or an annual or semiannual report at any time by calling or writing the Funds. You may also request that Householding be eliminated from all your required mailings.

Information about the Funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s public reference room in Washington, D.C. Information about the operation of the public reference room may be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the Funds are available on the Edgar Database on the Commission’s Internet site at http://www.sec.gov. Copies of information on the Commission’s Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-1520.

The Funds are series of Williamsburg Investment Trust (File No. 811-05685)

THE
JAMESTOWN
FUNDS

The Jamestown Balanced Fund
Ticker Symbol: JAMBX

The Jamestown Equity Fund
Ticker Symbol: JAMEX

The Jamestown Tax Exempt Virginia Fund
Ticker Symbol: JTEVX

No-Load Mutual Funds

PROSPECTUS

August 1, 2010

Investment Advisor
Lowe, Brockenbrough & Company, Inc.
Richmond, Virginia

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Risk/Return Summary
The Jamestown Balanced Fund	3
The Jamestown Equity Fund	10
The Jamestown Tax Exempt Virginia Fund	14
Additional Investment Information	20
How to Purchase Shares	23
How to Redeem Shares	27
How Net Asset Value is Determined	29
Management of the Funds	30
Dividends, Distributions and Taxes	32
Financial Highlights	34
Privacy Notice	37
For Additional Information	back cover

2

RISK/RETURN SUMMARY

THE JAMESTOWN BALANCED FUND

What are the Fund’s investment objectives?

The investment objectives of The Jamestown Balanced Fund are long-term growth of capital and income.

What are the Fund’s Fees and Expenses?

This table describes the fees and expenses that you may pay if you buy and hold shares of The Jamestown Balanced Fund.

Shareholder Fees (fees paid directly from your investment):	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.65%
Other Expenses	0.55%
Total Annual Fund Operating Expenses	1.20%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 122	$ 381	$ 660	$1,455

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 40% of the average value of its portfolio.

3

What are the Fund’s principal investment strategies?

The Jamestown Balanced Fund attempts to take advantage of the long-term capital growth and income opportunities available in the securities markets by investing in a portfolio of domestic equity and fixed income securities. The percentage of assets invested in equity and fixed income securities will vary from time to time depending upon the Advisor’s judgment of general market and economic conditions, trends in yields and interest rates and changes in fiscal or monetary policies. The Advisor considers the investment goals of capital protection and low volatility when adjusting the Fund’s portfolio allocation between equity securities and fixed income securities. The Advisor believes that, by utilizing the investment policies described herein, the Fund’s net asset value may not rise as rapidly as the stock market (as represented by the S&P 500 Index) during rising market cycles, but that during declining market cycles, the Fund would not suffer as great a decline in its net asset value as the S&P 500 Index.

In making determinations of how to allocate the Fund’s portfolio between equity and fixed income securities, the Advisor uses a proprietary model that looks at the valuation of equities in absolute terms and relative to fixed income yields, interest rates, inflation, economic growth and sentiment measures. The allocation among equity and fixed income securities will normally range from a minimum of 25% to a maximum of 75% of the Fund’s net assets. The Fund will invest in a variety of companies, industries and economic sectors.

Equity Securities. Equity securities are acquired for capital appreciation or a combination of capital appreciation and income. Although the Fund invests primarily in common stocks, it may also invest a portion of its assets in other equity securities, including preferred stocks, convertible preferred stocks and convertible bonds, that are rated at the time of purchase in the four highest grades assigned by a nationally recognized rating agency, or unrated securities determined by the Advisor to be of comparable quality. The Fund seeks financially strong, relatively large companies that offer above average earnings and relatively modest valuations. The Advisor uses a multi-factor screening process within a defined universe comprised of the stocks in the S&P 500 Index and the 50 largest capitalization stocks in the S&P 400 MidCap Index. The process emphasizes securities with the most compelling earnings and valuation profiles based upon a variety of characteristics, including earnings momentum, earnings volatility, earnings estimate revisions, earnings surprises and price/earnings ratios. An equity security may be sold when it no longer meets the Advisor’s investment criteria, when there are more attractive investment opportunities, or when the fundamentals of the issuer’s business or general market conditions have changed.

Fixed Income Securities. Fixed income securities are acquired for income and secondarily for capital appreciation. The Fund’s fixed income securities will include corporate debt obligations, U.S. Government securities and mortgage-related and other asset-backed securities. Corporate debt obligations will consist of “investment grade” securities rated in one of the four highest rating categories by any of the nationally recognized rating agencies or, if not so rated,

4

will be of equivalent quality in the opinion of the Advisor. U.S. Government securities include direct obligations of the U.S. Treasury and securities issued or guaranteed as to interest and principal by agencies or instrumentalities of the U.S. Government, including those subject to repurchase agreements. Securities issued by agencies of the U.S. Government may include direct pass-through “certificates” representing undivided ownership interests in pools of mortgages.

The average maturity of the fixed income portion of the Fund’s portfolio will typically vary from 3 to 12 years. The average maturity of the portfolio will be shifted to reflect the Advisor’s assessment of changes in credit conditions, international currency markets, economic environment, fiscal policy, monetary policy and political climate. A fixed income security may be sold due to changes in market conditions, interest rates, fiscal policies or the Advisor’s market outlook.

What are the principal risks of investing in the Fund?

The Jamestown Balanced Fund is not intended to be a complete investment program and there can be no assurance that the Fund will achieve its investment objectives. As with any mutual fund investment, there is a risk that you could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Stock Market Risk. To the extent a significant portion of the Fund’s portfolio is invested in equity securities, the return on and value of an investment in the Fund will fluctuate in response to stock market movements, and it can be expected that the Fund’s net asset value will be subject to greater fluctuation than a portfolio consisting of mostly fixed income securities. Stocks and other equity securities are subject to inherent market risks and fluctuations in value due to earnings and other developments affecting a particular company or industry, stock market trends and general economic conditions, investor perceptions, interest rate changes and other factors beyond the control of the Advisor. Stocks tend to move in cycles and may experience periods of turbulence and instability.

Large Company Risk. Larger capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Fixed Income Risk. The fixed income securities held by the Fund are subject to fluctuations in value based on changes in interest rates or in the creditworthiness of individual issuers.

•
Interest Rate Risk. The value of the Fund’s fixed income securities will generally vary inversely with the direction of prevailing interest rate movements. Generally when interest rates rise, the value of the Fund’s fixed income securities can be expected to decline.

5

•
Maturity Risk. The value of the Fund’s fixed income securities is also dependent on their maturity. Generally, the longer the maturity of a fixed income security, the greater its sensitivity to changes in interest rates.

•
Credit Risk. The value of the Fund’s fixed income securities is also dependent on the creditworthiness of the issuer. A deterioration in the financial condition of an issuer, or a deterioration in general economic conditions could cause an issuer to fail to pay principal and interest when due. Corporate debt obligations rated in the fourth highest category by a nationally recognized rating agency have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to pay principal and interest than is the case with higher grade securities.

While obligations of some U.S. Government sponsored entities are supported by the full faith and credit of the U.S. Government, several are supported by the right of the issuer to borrow from the U.S. Government, and still others are supported only by the credit of the issuer itself. The guarantee of the U.S. Government does not extend to the yield or value of the U.S. Government securities held by the Fund or to the Fund’s shares.

•
Mortgage-Related Securities Risk. Mortgage-related and other asset-backed securities may be particularly sensitive to changes in prevailing interest rates and early repayment on such securities may expose the Fund to a lower rate of return upon reinvestment of principal.

•
Risks Associated with Credit Ratings. A rating by a nationally recognized rating agency represents the agency’s opinion as to credit quality of a security but is not an absolute standard of quality or guarantee as to the creditworthiness of an issuer. Ratings of nationally recognized rating agencies present an inherent conflict of interest because such agencies are paid by the entities whose securities they rate. The credit rating of a security does not necessarily address its market risk (that is, the risk that the value of a security will be adversely affected due to movements in the overall financial markets or changes in the level of interest rates). In addition, ratings may not be revised promptly to reflect developments in the issuer’s financial condition.

•	Liquidity Risk. Liquidity risk is the risk that a security could not be sold at an advantageous time or price due to a security downgrade or adverse conditions within the fixed income market.

Management Risk. The investment results of the Fund depend upon the ability of the Advisor to correctly anticipate the relative performance of equity securities and fixed income securities of varying maturities. There can be no assurance that the Advisor will be successful in actively allocating the Fund’s investments. Securities in the Fund’s portfolio may not perform as well as the market as a whole and some securities may not appreciate in value as expected.

6

Investment Style Risk. The Fund may not achieve the degree of capital appreciation that a portfolio investing solely in equity securities might achieve and may be subject to greater volatility than a portfolio investing solely in fixed income securities.

What has been the Fund’s performance history?

The bar chart and performance table shown below provide some indication of the risks and variability of investing in The Jamestown Balanced Fund. The bar chart shows changes in the Fund’s performance from year to year for each of the last 10 calendar years. The performance table shows how the Fund’s average annual total returns for 1, 5 and 10 years compare with those of a broad measure of market performance. The 60% S&P 500 Index/40% Barclays Capital U.S. Intermediate Government/Credit Bond Index (a blended index) is included as an additional comparative index because it is representative of a balanced portfolio consisting of equity securities and fixed income securities. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current through the most recent month end, is available by calling 1-866-738-1126.

The Fund’s 2010 year-to-date return through June 30, 2010 is -3.62% .

During the periods shown in the bar chart, the highest return for a quarter was 9.23% during the quarter ended June 30, 2003 and the lowest return for a quarter was -11.89% during the quarter ended December 31, 2008.

7

Average Annual Total Returns For Periods Ended December 31, 2009:

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	10 Years
Return Before Taxes	12.90%	1.98%	0.96%
Return After Taxes on Distributions	12.50%	0.54%	-0.34%
Return After Taxes on Distributions and Sale of Fund Shares	8.61%	1.40%	0.42%

Standard & Poor’s 500 Index (reflects no deduction for fees, expenses, or taxes)	26.46%	0.42%	-0.95%

60% S&P 500 Index/40% Barclays Capital U.S. Intermediate Government/Credit Bond Index (reflects no deduction for fees, expenses, or taxes)	18.11%	2.41%	2.10%

Management of the Fund

Investment Advisor

Lowe, Brockenbrough & Company, Inc. (the “Advisor”)

Portfolio Managers

The following persons are primarily responsible for the day-to-day management of the portfolio of The Jamestown Balanced Fund:

Name	Title	Length of Service to the Fund
Charles M. Caravati, III, CFA	Chief Investment Officer and Managing Director	Since August 2000
Lawrence B. Whitlock, Jr., CFA	Managing Director	Since January 2002
Joseph A. Jennings, III, CFA	Managing Director	Since September 1999

8

Purchase and Sale of Fund Shares

Minimum Initial Investment - $5,000, except the minimum is $1,000 for tax-deferred retirement accounts

Minimum Subsequent Investment - None, except the minimum for participants in the Automatic Investment Plan is $100

General Information. You may purchase or redeem (sell) shares of The Jamestown Balanced Fund on each day that the Fund is open for business. Transactions may be initiated by written request, by wire transfer or through your financial institution.

Tax Information

The Jamestown Balanced Fund’s distributions are generally taxed as ordinary income or capital gains unless you are investing though a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, or you are a tax-exempt investor.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase The Jamestown Balanced Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

9

THE JAMESTOWN EQUITY FUND

What is the Fund’s investment objective?

The investment objective of The Jamestown Equity Fund is long-term growth of capital.

What are the Fund’s Fees and Expenses?

This table describes the fees and expenses that you may pay if you buy and hold shares of The Jamestown Equity Fund.

Shareholder Fees (fees paid directly from your investment):	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.65%
Other Expenses	0.51%
Total Annual Fund Operating Expenses	1.16%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 118	$ 368	$ 638	$ 1,409

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 59% of the average value of its portfolio.

What are the Fund’s principal investment strategies?

The Jamestown Equity Fund seeks to achieve its objectives by investing in a diversified portfolio composed primarily of domestic equity securities. Under normal circumstances, at least 80% of the Fund’s net assets (including the amount of any borrowings for investment purposes) will be invested in equity securities.

10

Although the Fund invests primarily in common stocks, it may also invest a portion of its assets in other equity securities, including preferred stocks, convertible preferred stocks and convertible bonds, that are rated at the time of purchase in the four highest grades assigned by a nationally recognized rating agency, or unrated securities determined by the Advisor to be of comparable quality.

The Fund seeks financially strong, relatively large companies that offer above average earnings and relatively modest valuations. The Advisor uses a multi-factor screening process within a defined universe comprised of the stocks in the S&P 500 Index and the 50 largest capitalization stocks in the S&P 400 MidCap Index. The process emphasizes securities with the most compelling earnings and valuation profiles based upon a variety of characteristics, including earnings momentum, earnings volatility, earnings estimate revisions, earnings surprises and price/earnings ratios. The Fund will invest in a variety of companies, industries and economic sectors. A security may be sold when it no longer meets the Advisor’s investment criteria, when there are more attractive investment opportunities, or when the fundamentals of the issuer’s business or general market conditions have changed.

What are the principal risks of investing in the Fund?

The Jamestown Equity Fund is not intended to be a complete investment program and there can be no assurance that the Fund will achieve its investment objective. As with any mutual fund investment, there is a risk that you could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Stock Market Risk. The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Stocks and other equity securities are subject to inherent market risks and fluctuations in value due to earnings and other developments affecting a particular company or industry, stock market trends and general economic conditions, investor perceptions, interest rate changes and other factors beyond the control of the Advisor. Stocks tend to move in cycles and may experience periods of turbulance and instability.

Large Company Risk. Larger capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Credit Risk. Preferred stocks and bonds rated in the fourth highest category by a nationally recognized rating agency have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to pay principal and interest or to pay the preferred stock obligations than is the case with higher grade securities.

Management Risk. The Advisor’s method of security selection may not be successful and the Fund may underperform the stock market as a whole. Some of the Fund’s portfolio securities may not appreciate in value as expected.

11

What has been the Fund’s performance history?

The bar chart and performance table shown below provide some indication of the risks and variability of investing in The Jamestown Equity Fund. The bar chart shows changes in the Fund’s performance from year to year for each of the last 10 calendar years. The performance table shows how the Fund’s average annual total returns for 1, 5 and 10 years compare with those of a broad measure of market performance. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current through the most recent month end, is available by calling 1-866-738-1126.

The Fund’s 2010 year-to-date return through June 30, 2010 is - 7.13% .

During the periods shown in the bar chart, the highest return for a quarter was 13.61% during the quarter ended June 30, 2003 and the lowest return for a quarter was -20.50% during the quarter ended December 31, 2008.

Average Annual Total Returns For Periods Ended December 31, 2009:

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	10 Years
Return Before Taxes	17.43%	0.26%	-1.59%
Return After Taxes on Distributions	17.34%	-0.62%	-2.25%
Return After Taxes on Distributions and Sale of Fund Shares	11.46%	0.28%	-1.34%

Standard & Poor’s 500 Index (reflects no deduction for fees, expenses, or taxes)	26.46%	0.42%	-0.95%

12

Management of the Fund

Investment Advisor

Lowe, Brockenbrough & Company, Inc. (the “Advisor”)

Portfolio Managers

Charles M. Caravati, III, CFA and Lawrence B. Whitlock, Jr., CFA are primarily responsible for the day-to-day management of the portfolio of The Jamestown Equity Fund. Mr. Caravati, III is Chief Investment Officer and a Managing Director of the Advisor and has been a portfolio manager of the Fund since August 2000. Mr. Whitlock is a Managing Director of the Advisor and has been a portfolio manager of the Fund since January 2002.

Purchase and Sale of Fund Shares

Minimum Initial Investment - $5,000, except the minimum is $1,000 for tax-deferred retirement accounts

Minimum Subsequent Investment - None, except the minimum for participants in the Automatic Investment Plan is $100

General Information. You may purchase or redeem (sell) shares of The Jamestown Equity Fund on each day that the Fund is open for business. Transactions may be initiated by written request, by wire transfer or through your financial institution.

Tax Information

The Jamestown Equity Fund’s distributions are generally taxed as ordinary income or capital gains unless you are investing though a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, or you are a tax-exempt investor.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase The Jamestown Equity Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

13

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND

What are the Fund’s investment objectives?

The investment objectives of The Jamestown Tax Exempt Virginia Fund are to provide current income exempt from federal income taxes and from the personal income taxes of Virginia, to preserve capital, to limit credit risk and to take advantage of opportunities to increase income and enhance the value of your investment.

What are the Fund’s Fees and Expenses?

This table describes the fees and expenses that you may pay if you buy and hold shares of The Jamestown Tax Exempt Virginia Fund.

Shareholder Fees (fees paid directly from your investment):	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.40%
Other Expenses	0.35%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	0.76%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 78	$ 243	$ 422	$ 942

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 16% of the average value of its portfolio.

14

What are the Fund’s principal investment strategies?

Under normal circumstances, at least 80% of The Jamestown Tax Exempt Virginia Fund’s net assets (including the amount of any borrowings for investment purposes) will be invested in Virginia tax-exempt securities and at least 80% of the Fund’s annual income will be exempt from federal income tax and excluded from the calculation of the federal alternative minimum tax. Virginia tax-exempt securities include general obligation bonds, revenue bonds, lease obligations, prerefunded obligations and certain types of industrial development bonds. The Fund may invest up to 20% of its assets in tax-exempt securities subject to the alternative minimum tax, but currently does not intend to invest in such securities.

The Advisor emphasizes a disciplined balance between sector selection and moderate portfolio duration shifts to enhance income and total return. The Fund will concentrate its investments in “high quality” bonds (rated in the three highest rating categories by any of the nationally recognized rating agencies, or unrated securities determined by the Advisor to be of comparable quality) and will invest in securities and market sectors that the Advisor believes are undervalued by the marketplace. The selection of undervalued bonds by the Advisor is based on, among other things, historical yield relationships, credit risk, market volatility and absolute levels of interest rates, as well as supply and demand factors. A security may be sold due to changes in market conditions or the Advisor’s market outlook.

The Fund will maintain at least 90% of its portfolio in bonds that are rated in the three highest rating categories (“A” or better) by any of the nationally recognized rating agencies. The Fund will limit its portfolio purchases to investment grade securities (securities which, in the Advisor’s opinion, have the characteristics of the four highest rating categories described by any of the nationally recognized rating agencies). The Fund intends to purchase bonds rated in the fourth highest rating category only, if in the Advisor’s opinion, these bonds have some potential to improve in value or credit rating.

The Fund’s portfolio duration will range between 2 and 10 years. The Advisor’s determination of optimal duration for the Fund is based on economic indicators, inflation trends, credit demands, monetary policy and global influences as well as psychological and technical factors.

The Fund is non-diversified and therefore may invest in fewer issuers than a diversified fund.

15

What are the principal risks of investing in the Fund?

The Jamestown Tax Exempt Virginia Fund is not intended to be a complete investment program and there can be no assurance that the Fund will achieve its investment objectives. As with any mutual fund investment, there is a risk that you could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The value of Virginia tax-exempt securities will fluctuate based on a variety of factors, including: interest rates, the general condition of the municipal bond market; the size of the particular offering; the maturity of the obligation; and the rating of the issue.

Interest Rate Risk. The return on and value of an investment in the Fund will fluctuate with changes in interest rates. Generally, when interest rates rise, the value of the Fund’s portfolio securities can be expected to decline.

Credit Risk. The value of the Fund’s portfolio securities is dependent on the creditworthiness of the issuers of such securities. A deterioration in the financial condition of an issuer or a deterioration in general economic conditions could cause an issuer to fail to pay its principal or interest when due.

Risks Associated with Credit Ratings. A rating by a nationally recognized rating agency represents the agency’s opinion as to credit quality of a security but is not an absolute standard of quality or guarantee as to the creditworthiness of an issuer. Ratings of nationally recognized rating agencies present an inherent conflict of interest because such agencies are paid by the entities whose securities they rate. The credit rating of a security does not necessarily address its market risk (that is, the risk that the value of a security will be adversely affected due to movements in the overall financial markets or changes in the level of interest rates). In addition, ratings may not be revised promptly to reflect developments in the issuer’s financial condition.

Liquidity Risk. Liquidity risk is the risk that a security can not be sold at an advantageous time or price due to a security downgrade or adverse conditions within the fixed income market. The secondary market for certain municipal securities tends to be less well developed or liquid than many other securities markets which may impact the Fund’s ability to sell these securities at or near their perceived value.

Concentration Risk. Since the Fund concentrates its investments in Virginia municipal securities, an investment in the Fund may be adversely affected by factors that impact the Virginia economy or its political, geographic and demographic conditions. Virginia continues to face reduced revenues from declining employment and slower population and income growth. Economic indicators suggest that the slower growth pattern will continue. Although Virginia has a diverse economic base, its economy is based in part on the defense industry which could be affected adversely by military base closings

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and other reductions in defense spending. The Commonwealth continues to take a conservative approach to financial operations but has been forced to make appropriation cuts, staff reductions and tax increases to preserve budgetary balance.

Non-Diversification Risk. Because a relatively high percentage of the assets of the Fund may be invested in the securities of a limited number of issuers or in securities issued by entities having similar characteristics, the value of the Fund’s shares may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified fund.

Tax Risk. There is a risk that substantial changes in federal or state income tax laws could cause municipal bond prices to decline. In addition, certain Virginia constitutional amendments, legislative measures, executive orders, administrative regulations and vote initiatives could result in adverse consequences affecting Virginia tax-exempt securities.

What has been the Fund’s performance history?

The bar chart and performance table shown below provide some indication of the risks and variability of investing in The Jamestown Tax Exempt Virginia Fund. The bar chart shows changes in the Fund’s performance from year to year for each of the last 10 calendar years. The performance table shows how the Fund’s average annual total returns for 1, 5 and 10 years compare with those of a broad measure of market performance. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current through the most recent month end, is available by calling 1-866-738-1126.

The Fund’s 2010 year-to-date return through June 30, 2010 is 2.42% .

During the periods shown in the bar chart, the highest return for a quarter was 4.15% during the quarter ended September 30, 2002 and the lowest return for a quarter was -1.96% during the quarter ended June 30, 2004.

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Average Annual Total Returns For Periods Ended December 31, 2009:

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	10 Years
Return Before Taxes	5.54%	3.40%	4.40%
Return After Taxes on Distributions	5.52%	3.39%	4.40%
Return After Taxes on Distributions and Sale of Fund Shares	4.72%	3.40%	4.32%

Barclays Capital 5-Year Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	7.40%	4.50%	5.24%

Management of the Fund

Investment Advisor

Lowe, Brockenbrough & Company, Inc. (the “Advisor”)

Portfolio Manager

Joseph A. Jennings, III, CFA is primarily responsible for the day-to-day management of the portfolio of The Jamestown Tax Exempt Virginia Fund and has been the portfolio manager of the Fund since July 2005. Mr. Jennings is a Managing Director of the Advisor.

Purchase and Sale of Fund Shares

Minimum Initial Investment - $5,000

Minimum Subsequent Investment - None, except the minimum for participants in the Automatic Investment Plan is $100

General Information. You may purchase or redeem (sell) shares of The Jamestown Tax Exempt Virginia Fund on each day that the Fund is open for business. Transactions may be initiated by written request, by wire transfer or through your financial institution.

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Tax Information

The Jamestown Tax Exempt Virginia Fund’s distributions of interest on municipal obligations are generally not subject to federal income tax. To the extent the Fund invests in Virginia tax-exempt securities, distributions of interest on such securities will be exempt from federal income tax and from the personal income taxes of Virginia. Distributions by the Fund of interest on taxable securities and distributions of realized capital gains will be taxable to shareholders.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase The Jamestown Tax Exempt Virginia Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

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ADDITIONAL INVESTMENT INFORMATION

INVESTMENT OBJECTIVES

The investment objectives of The Jamestown Balanced Fund are long-term growth of capital and income. Capital protection and low volatility are important investment goals.

The investment objective of The Jamestown Equity Fund is long-term growth of capital. Current income is incidental to this objective and may not be significant.

The investment objectives of The Jamestown Tax-Exempt Virginia Fund are to provide current income exempt from federal income taxes and from the personal income taxes of Virginia, to preserve capital, to limit credit risk and to take advantage of opportunities to increase income and enhance the value of your investment.

The investment objectives of each Fund may not be changed without the prior approval of a majority (as defined by the Investment Company Act of 1940) of the Fund’s shares.

JAMESTOWN EQUITY FUND AND JAMESTOWN BALANCED FUND

Under normal circumstances, at least 80% of The Jamestown Equity Fund’s net assets (including the amount of any borrowings for investment purposes) will be invested in equity securities and the Fund’s shareholders will be provided with at least 60 days’ prior notice of any change in this policy. With respect to The Jamestown Balanced Fund, the allocation among equity and fixed income securities will normally range from a minimum of 25% to a maximum of 75% of the Fund’s net assets.

Equity Selection. Equity securities for The Jamestown Equity Fund and The Jamestown Balanced Fund are selected based on several criteria, including, among other things:

1.	Fundamental factors such as financial strength, management record, size of the company, strategy and position of its major products and services.

2.
Stock rankings, through the use of a proprietary computerized screening process that ranks stocks using near term earnings momentum (the percentage change in projected earnings for the next four quarters compared to actual earnings for the last four quarters), earnings revisions, earnings surprises and earnings stability. The model uses consensus earnings estimates obtained from published investment research sources. Each company is also ranked relative to other companies in its sector based on a forward price-earnings ratio, price-sales ratio, price-book ratio and debt-equity ratio.

3.	Companies that screen well are then subjected to qualitative, judgmental evaluation by the Advisor’s equity team.

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JAMESTOWN BALANCED FUND

Fixed Income Selection. Fixed income investment decisions are made on the basis of the yield relative to yields available on the same maturity of U.S. Treasury Notes or Bonds (“Treasuries”). When the yield “spread” between Treasuries and other fixed income securities is great, then U.S. Government agency securities or corporate debt obligations (each of which will have higher yields than Treasuries of the same maturity) are potentially attractive. When yield spreads are low, Treasuries would be the preferred investment.

Corporate debt obligations are acquired primarily for their income return and secondarily for capital appreciation. No bond having a rating of less than A will be acquired if, as a result, more than 20% of the total value of the fixed income portion of The Jamestown Balanced Fund’s assets would be invested in such bonds. This applies at the time of acquisition; a decline in the value of the Fund’s assets subsequent to acquisition will not require a sale of previously acquired securities, nor will a change in rating subsequent to acquisition require a sale. For as long as the Fund holds a fixed income security, the Advisor monitors the issuer’s credit standing.

JAMESTOWN TAX EXEMPT VIRGINIA FUND

Under normal circumstances, at least 80% of The Jamestown Tax Exempt Virginia Fund’s net assets (including the amount of any borrowings for investment purposes) will be invested in Virginia tax-exempt securities and at least 80% of the Fund’s annual income will be exempt from federal income tax and excluded from the calculation of the federal alternative minimum tax.  This policy may not be changed without the approval of a majority (as defined in the Investment Company Act of 1940) of the Fund’s shares.

Municipal Obligations. The Jamestown Tax Exempt Virginia Fund intends to invest in a broad range of investment grade municipal obligations, including: general obligation bonds, which are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest; revenue bonds, which are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from annual appropriations made by the state legislature for the repayment of interest and principal or other specific revenue source, but not from the general taxing power; lease obligations backed by the municipality’s covenant to budget for the payments due under the lease obligation; prerefunded obligations that have been refinanced by their issuers and their payment is funded from securities in a designated escrow account that holds U.S. Treasury securities; and certain types of industrial development bonds issued by or on behalf of public authorities to obtain funds for privately-operated facilities, provided that the interest paid on such securities qualifies as exempt from federal income tax. The value of the securities in which the Fund will invest usually fluctuates inversely with changes in prevailing interest rates. The terms “municipal obligations” and “tax exempt securities” are used interchangeably in this Prospectus to refer to debt instruments issued by or on behalf of states, territories and possessions of the United States and the District

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of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income tax (without regard to whether the interest thereon is also exempt from the personal income taxes of any State).

Investment Quality. The Fund intends to limit its portfolio purchases to investment grade securities and at least 90% of its portfolio will be rated at least A by one of the nationally recognized rating agencies. There may be instances where the Advisor purchases bonds which are rated A by one rating agency and which are not rated or rated lower than A by other rating agencies, and such purchase would be within the bounds of the 90% limitations previously stated. The final determination of quality and value will remain with the Advisor. Although the Advisor utilizes the ratings of various credit rating services as one factor in establishing creditworthiness, it relies primarily upon its own analysis of factors in establishing creditworthiness. For as long as the Fund holds a fixed income issue, the Advisor monitors the issuer’s credit standing.

Duration. Duration is an important concept in the Advisor’s fixed income management philosophy. “Duration” and “maturity” are different concepts and should not be substituted for one another for purposes of understanding the investment philosophy of the Fund. The Advisor believes that for most fixed income securities “duration” provides a better measure of interest rate sensitivity than maturity. Whereas maturity takes into account only the final principal payments to determine the risk of a particular bond, duration weights all potential cash flows (principal, interest and reinvestment income) on an expected present value basis, to determine the “effective life” of the security.

The Advisor intends to limit the portfolio duration of the Fund to a 2 year minimum and a 10 year maximum. The precise point of the Fund’s duration within this range will depend on the Advisor’s view of the market. For purposes of the Fund, the duration calculation used is Macaulay duration adjusted for option features (such as call features or prepayment options). Adjusting for option features requires assumptions with respect to the probability of that option being exercised. These assumptions will be determined by the Advisor based on the current market conditions.

The Fund expects the average maturity of its portfolio to be longer than the average duration. How much longer will depend upon, among other factors, the composition of coupons (higher coupons imply shorter duration), as well as overall interest rate levels (higher interest rates generally will result in shorter duration relative to maturity).

TEMPORARY DEFENSIVE STRATEGIES

Jamestown Balanced Fund and Jamestown Equity Fund. For temporary defensive and liquidity purposes, The Jamestown Balanced Fund and The Jamestown Equity Fund may invest a portion of their assets in money market instruments. Money market instruments mature in 13 months or less and include U.S. Government obligations, repurchase agreements, bank debt instruments, shares of money market funds and other short-term obligations. When a Fund invests for temporary defensive purposes, it may not achieve its investment objectives.

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Jamestown Tax Exempt Virginia Fund. Although the Advisor intends to invest virtually all the assets of The Jamestown Tax Exempt Virginia Fund in obligations exempt from federal and Virginia state income taxes, market conditions may from time to time limit the availability of such obligations. During periods when the Fund is unable to purchase such obligations, the Advisor will seek to invest the assets of the Fund in municipal obligations the interest on which is exempt from federal income taxes, but which is subject to the personal income taxes of Virginia.

To protect the capital of shareholders of the Fund under adverse market conditions, the Fund may from time to time deem it prudent to hold cash or tax-exempt floating rate notes, or to purchase taxable short-term obligations. The Fund may hold up to 50% of its assets in cash or taxable short-term obligations as a temporary defensive measure. This may result in a decrease in the Fund’s yield or an increase in the proportion of its taxable income. These securities may consist of obligations of the United States Government, its agencies or instrumentalities and repurchase agreements secured by such instruments; certificates of deposit of domestic banks having capital, surplus and undivided profits in excess of $100 million; bankers’ acceptances of such banks; and commercial paper and other corporate debt obligations that are rated in the two highest rating categories by a nationally recognized rating agency. When the Fund invests for temporary defensive purposes, it may not achieve its investment objective.

HOW TO PURCHASE SHARES

There are no sales commissions charged to investors. You may obtain assistance in opening an account by calling Ultimus Fund Solutions, LLC (the “Administrator”) toll-free 1-866-738-1126, or by writing to the Administrator at the address shown below for regular mail orders. You may also obtain assistance through any broker-dealer or financial institution authorized to sell shares of the Funds. Contact your brokerage firm or financial institution to determine whether it is authorized to accept orders on behalf of the Funds. Your broker-dealer or financial institution may charge you a fee for its services.

The minimum initial investment in the Funds is $5,000, or $1,000 for tax-deferred retirement accounts. The Funds may, in the Advisor’s sole discretion, accept certain accounts with less than the stated minimum initial investment. All purchase checks must be written in U.S. dollars and drawn on a U.S. bank. The Funds do not accept cash, drafts, “starter” checks, travelers checks, credit card checks, post-dated checks, cashier’s checks under $10,000, or money orders. In addition, to protect the Funds from check fraud, the Funds do not accept checks made payable to third parties.

Shares will be purchased at a Fund’s net asset value (“NAV”) next determined after your order is received by the Administrator in proper form. An order is considered to be in proper form if it is complete and contains all necessary information to process the order, is accompanied by payment in full of the purchase amount, and is delivered in an approved manner as set forth in this Prospectus. Direct orders

23

received in proper form by the Administrator, whether by mail or bank wire, prior to the close of the regular session of trading on the New York Stock Exchange (the “Exchange”) on any business day, generally 4:00 p.m. Eastern time, will purchase shares at the NAV next determined on that business day. If your order is not received by the close of the regular session of trading on the Exchange, your order will purchase shares at the NAV determined on the next business day. Purchase orders received by authorized broker-dealers and other financial institutions prior to the close of the regular session of trading on the Exchange on any business day will purchase shares at the NAV determined on that day.

You should be aware that the Funds’ Account Application contains provisions in favor of the Funds, the Advisor, the Administrator and certain of their affiliates, excluding such entities from certain liability in connection with the performance of any acts instructed by the shareholder or genuinely believed to be instructed by the shareholder; provided, however, that such entities will be excluded from liability only if such entities have exercised due care to determine that the instructions are genuine. If reasonable procedures are not followed by such entities, they will not be excluded from liability.

By sending your check to the Administrator, please be aware that you are authorizing the Administrator to make a one-time electronic debit from your account at the financial institution indicated on your check. Your bank account will be debited as early as the same day the Administrator receives your payment in the amount of your check; no additional amount will be added to the total. The transaction will appear on your bank statement. Your original check will be destroyed once processed, and you will not receive your cancelled check back. If the Administrator cannot post the transaction electronically, you authorize the Administrator to present an image copy of your check for payment.

If an order to purchase shares is cancelled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Funds or the Administrator in the transaction.

Regular Mail Orders. Please complete and sign the Account Application accompanying this Prospectus, enclose your check made payable to the appropriate Fund, and mail it to:

The Jamestown Funds
c/o Shareholder Services
P.O. Box 46707
Cincinnati, Ohio 45246-0707

Bank Wire Orders. You may invest in the Funds by bank wire. To establish a new account or add to an existing account by wire, please call the Administrator at 1-866-738-1126 before wiring funds to advise the Administrator of the investment, the dollar amount and the account registration. For initial purchases, you should be prepared to provide the Administrator, by mail or facsimile, with a completed, signed Account Application. This will ensure prompt and accurate

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handling of your investment. Please have your bank use the following wiring instructions to purchase by wire:

US Bank NA
ABA# 042000013
For The Jamestown Funds #0199456716
For [Name of Fund]
For [Shareholder name and account number
                                           or tax identification number]

It is important that the wire contain all the information and that the Funds receive prior telephone notification to ensure proper credit. Once your wire is sent you should, as soon as possible thereafter, complete and mail your Account Application to the Administrator as described under “Regular Mail Orders” above.

Additional Investments. You may add to your account by mail or wire at any time by purchasing shares at the then current NAV. Before making additional investments by bank wire, please call the Administrator at 1-866-738-1126 to alert the Administrator that your wire is to be sent. Follow the wire instructions above to send your wire. When calling for any reason, please have your account number ready, if known. Mail orders should include, when possible, the “Invest by Mail” stub that is attached to your Fund confirmation statement. Otherwise, be sure to identify your account in your letter.

Automatic Investment Plan. The Automatic Investment Plan enables you to make regular periodic investments in shares through automatic charges to your checking account. With your authorization and bank approval, the Administrator will automatically charge your checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the then current NAV on or about the 15th day or the last business day of the month or both. You may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

Exchange Privilege. You may use proceeds from the redemption of shares of any Fund to purchase shares of another Fund, provided that shares of the Fund to be acquired are offered for sale in your state of residence. There is no charge for this exchange privilege. Before making an exchange, you should read the portion of the Prospectus relating to the Fund into which the shares are to be exchanged. The shares of the Fund to be acquired will be purchased at the NAV next determined after receipt by the Administrator of the exchange request in proper form. The exchange of shares of one Fund for shares of another Fund is treated, for federal income tax purposes, as a sale on which you may realize a taxable gain or loss. To prevent the abuse of the exchange privilege to the disadvantage of other shareholders, each Fund reserves the right to terminate or modify the exchange privilege upon 60 days’ notice to shareholders.

Customer Identification and Verification. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies

25

each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Funds must obtain the following information for each person that opens a new account:

•	Name;
•	Date of birth (for individuals);
•	Residential or business street address (although post office boxes are still permitted for mailing); and
•	Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds also may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

Frequent Purchases and Redemptions of Fund Shares. The Funds have been designed as long-term investments and not as frequent or short-term trading (“market timing”) options. The Funds discourage and do not accommodate frequent purchases and redemptions. Accordingly, the Board of Trustees has adopted policies and procedures in an effort to detect and prevent market timing in the Funds. The Funds, through their service providers, monitor shareholder trading activity to ensure compliance with the Funds’ policies. The Funds prepare reports illustrating purchase and redemption activity to detect market timing activity. The Funds have also reserved the right to impose a limit on the number of exchanges between the Funds. In addition, the Funds reserve the right to reject any purchase request that they believe to be market timing or otherwise potentially disruptive in nature. These actions, in the Board’s opinion, should help reduce the risk of abusive trading in the Funds. The Funds may also modify any terms or conditions of purchase of shares or withdraw all or any part of the offering made by this Prospectus. Each of the restrictions on frequent purchases and redemptions of Fund shares described above applies uniformly in all cases.

The Funds believe that market timing activity is not in the best interest of shareholders. Market timing can be disruptive to the portfolio management process and may adversely impact the ability of the Advisor to implement

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the Funds’ investment strategies. In addition to being disruptive, the risks to the Funds presented by market timing are higher expenses through increased trading and transaction costs; forced and unplanned portfolio turnover; large asset swings that decrease the Funds’ ability to maximize investment returns; and potentially diluting the value of the Funds’ shares. These risks can have an adverse affect on the Funds’ performance.

The Funds have entered into agreements with intermediaries obligating them to provide, upon request, information regarding their customers and their customers’ transactions in shares of the Funds when shares are held in omnibus accounts. The Funds rely on intermediaries to help enforce their market timing policies. For example, intermediaries assist the Funds in determining whether an investor is trading in violation of the Funds’ policies. The Funds reserve the right to reject an order placed from an omnibus account. Although the Funds have taken these steps to discourage frequent purchases and redemptions of shares, the Funds cannot guarantee that such trading will not occur.

HOW TO REDEEM SHARES

You may redeem shares of the Funds on each day that the Funds are open for business by sending a written request to the Funds. The Funds are open for business on each day the Exchange is open for business. All redemption orders received in proper form, as indicated herein, by the Administrator prior to the close of the regular session of trading on the Exchange, generally 4:00 p.m. Eastern time, will redeem shares at the NAV determined as of that business day’s close of trading. Otherwise, your order will redeem shares at the NAV determined on the next business day. An order is considered to be in proper form if it is complete and contains all necessary information to process the order (including the proper account information, the number of shares or dollar amount to be redeemed and the appropriate signatures), and is delivered in an approved manner as set forth in this Prospectus. You may also redeem your shares through a broker-dealer or financial institution that has been authorized to accept orders on behalf of the Funds. Your redemption will be processed at the NAV determined on that business day if your order is received by the broker or financial institution in proper form prior to the close of the regular session of trading on the Exchange on that day . Contact your brokerage firm or financial institution to determine whether it is authorized to accept orders on behalf of the Funds. Your brokerage firm or financial institution may charge you a fee for its services.

Your request should be mailed to the address below and include the following information:

The Jamestown Funds
c/o Shareholder Services
P.O. Box 46707
Cincinnati, Ohio 45246-0707

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1)
your letter of instruction or a stock assignment specifying the name of the applicable Fund, the account number, and the number of shares or dollar amount to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

2)	any required signature guarantees (see “Signature Guarantees”); and

3)	other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

If you are uncertain of the requirements for redemption, please contact the Administrator at 1-866-738-1126 or write to the address shown above.

Your redemption proceeds will be mailed to you within 3 business days after receipt of your redemption request in proper form. However, a Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. You may reduce or avoid such delay (which may take up to 15 days) if you purchase shares by certified check or wire transfer. In such cases, the NAV next determined after receipt of your request for redemption will be used in processing your redemption and your redemption proceeds will be mailed to you upon clearance of your check to purchase shares.

You may choose to have redemption proceeds mailed to your address of record, your bank, or to any other authorized person. You may have the proceeds sent to your domestic bank by bank wire ($5,000 minimum) or through an Automated Clearing House (“ACH”) transaction ($100 minimum). You may not redeem shares of the Funds by wire on days that your bank is not open for business. Redemption proceeds will only be sent to the bank account or person named in your Account Application currently on file with the Funds. You may change your redemption instructions any time you wish by sending a letter to the Administrator with your new redemption instructions.

The Board of Trustees reserves the right to involuntarily redeem any account having an account value of less than $5,000, or less than $1,000 for tax-deferred retirement accounts (due to redemptions, exchanges or transfers, but not due to market action) upon 60 days’ written notice. If you bring your account value up to the minimum requirements during the notice period, your account will not be redeemed. Redemptions from retirement plans may be subject to tax withholding.

Signature Guarantees. To protect your account and the Funds from fraud, a signature guarantee may be required to be sure that you are the person who has authorized a redemption if the shares to be redeemed have a value of more than $50,000. Signature guarantees are also required (1) for change of registration requests, (2) for requests to establish or change redemption services other than through your initial Account Application, and (3) if the name(s) or the address on your account has been changed within 30 days of your redemption request. The Administrator will accept signatures guaranteed by a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial

28

institution that participates in the STAMP Medallion Program sponsored by the Securities Transfer Association. Signature guarantees from financial institutions that do not participate in the STAMP Medallion Program will not be accepted. A notary public cannot provide a signature guarantee. The Administrator has adopted standards for accepting signature guarantees from the above institutions. The Funds and the Administrator reserve the right to amend these standards at any time without notice.

Systematic Withdrawal Plan. If your shares of any Fund are valued at $10,000 or more at the current NAV, you may establish a Systematic Withdrawal Plan to receive a check, on the 15th and/or last business day of each month, in a stated amount of not less than $100. The Funds will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. You may establish this service whether dividends and distributions are reinvested or paid in cash. Systematic withdrawals may be deposited directly to your bank account by completing the applicable section on the Account Application form accompanying this Prospectus, or by writing to the Administrator.

Redemptions in Kind. Each Fund reserves the right to make payment for a redemption in securities rather than cash, which is known as a “redemption in kind.” This would be done only when circumstances exist that would, in the opinion of the Advisor, make it in the best interests of the Fund and its shareholders to do so. A redemption in kind will consist of securities equal in market value to your shares. When you convert these securities to cash, you may pay brokerage charges.

HOW NET ASSET VALUE IS DETERMINED

The NAV of each Fund is determined on each business day that the Exchange is open for trading, as of the close of the Exchange (currently 4:00 p.m., Eastern time). Each Fund’s NAV is determined by dividing the total value of all Fund securities (valued at market value) and other assets, less liabilities, by the total number of shares then outstanding. NAV includes interest on fixed income securities, which is accrued daily. See the Statement of Additional Information for further details.

Securities traded on a national stock exchange will be valued at the closing price on the principal exchange where the security is traded on the valuation date. Securities that are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities that are traded over-the-counter are priced at the last sale price, if available; otherwise, they are valued at the last quoted bid price. Fixed income securities will ordinarily be traded in the over-the-counter market and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market.

When market quotations are not readily available, securities may be valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities,

29

call features, ratings, institutional trading in similar groups of securities and developments related to specific securities. The Trustees will satisfy themselves that such pricing services consider all appropriate factors relevant to the value of such securities in determining their market value. Securities and other assets for which no quotations are readily available or whose valuations are considered to be unreliable due to significant market or other events will be valued in good faith at fair value using methods approved by the Board of Trustees. Valuing portfolio securities at fair value involves reliance on judgment and a security’s fair value may differ depending on the method used for determining value. As a result, the values of some securities used in calculating a Fund’s NAV may differ from quoted or published prices for the same securities.

To the extent any assets of a Fund are invested in other open-end investment companies that are registered under the Investment Company Act of 1940, the Fund’s NAV with respect to those assets is calculated based upon the NAVs of such registered open-end investment companies, and the prospectuses for these companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

MANAGEMENT OF THE FUNDS

Each Fund is a series of Williamsburg Investment Trust (the “Trust”), an open-end management investment company organized as a Massachusetts business trust. The Board of Trustees supervises the business activities of the Funds. Like other mutual funds, the Trust retains various organizations to perform specialized services for the Funds.

Subject to the authority of the Board of Trustees, Lowe, Brockenbrough & Company, Inc. (the “Advisor”) provides a continuous program of supervision of each Fund’s assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to Investment Advisory Agreements with the Trust. The Advisor is also responsible for the selection of broker-dealers through which each Fund executes portfolio transactions, subject to brokerage policies approved by the Trustees, and provides certain executive personnel to the Funds.

In addition to acting as investment advisor to the Funds, the Advisor also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals. The address of the Advisor is 1802 Bayberry Court, Suite 400, Richmond, Virginia 23226.

Jamestown Balanced Fund — Charles M. Caravati, III, CFA and Lawrence B. Whitlock, Jr., CFA are primarily responsible for managing that portion of The Jamestown Balanced Fund invested in equity securities and have acted in this capacity since January 2002. Mr. Caravati is Chief Investment Officer and a Managing Director of the Advisor and has been with the firm since 1992. Mr. Whitlock has been a Managing Director of the Advisor since 1993. Joseph A.

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Jennings, III, CFA is primarily responsible for managing that portion of The Jamestown Balanced Fund invested in fixed income securities and has acted in this capacity since September 1999. Mr. Jennings is a Managing Director of the Advisor and has been with the firm since 1999.

Compensation of the Advisor with respect to The Jamestown Balanced Fund, based upon the Fund’s average daily net assets, is at the following annual rates: 0.65% on the first $250 million; 0.60% on the next $250 million; and 0.55% on assets over $500 million. During the fiscal year ended March 31, 2010, The Jamestown Balanced Fund paid investment advisory fees equal to 0.65% of the Fund’s average daily net assets.

Jamestown Equity Fund — Charles M. Caravati, III, CFA and Lawrence B. Whitlock, Jr., CFA are primarily responsible for managing the portfolio of The Jamestown Equity Fund and have acted in this capacity since January 2002.

Compensation of the Advisor with respect to The Jamestown Equity Fund, based upon the Fund’s average daily net assets, is at the following annual rates: 0.65% on the first $500 million; and 0.55% on assets over $500 million. During the fiscal year ended March 31, 2010, The Jamestown Equity Fund paid investment advisory fees equal to 0.65% of the Fund’s average daily net assets.

Jamestown Tax Exempt Virginia Fund — Joseph A. Jennings, III, CFA is primarily responsible for managing the portfolio of The Jamestown Tax Exempt Virginia Fund and has acted in this capacity since July 2005. Mr. Jennings is a Managing Director of the Advisor and has been with the firm since 1999.

Compensation of the Advisor with respect to The Jamestown Tax Exempt Virginia Fund, based upon the Fund’s average daily net assets, is at the following annual rates: 0.40% on the first $250 million; 0.35% on the next $250 million; and 0.30% on assets over $500 million. During the fiscal year ended March 31, 2010, The Jamestown Tax Exempt Virginia Fund paid investment advisory fees (after fee waivers) equal to 0.34% of the Fund’s average daily net assets. The Advisor currently intends to waive its investment advisory fees to the extent necessary to limit the total operating expenses of the Fund (excluding Acquired Fund Fees and Expenses) to 0.69% per annum of its average daily net assets. However, there is no assurance that any voluntary fee waivers will continue in the current or future fiscal years, and annual operating expenses of the Fund may therefore exceed 0.69% of its average daily net assets.

For More Information — The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of shares of the Funds.

For a discussion of the factors considered by the Board of Trustees in its most recent approval of each Fund’s Investment Advisory Agreement, including the Board’s conclusions with respect thereto, see the Funds’ annual report for the year ended March 31, 2010.

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DIVIDENDS, DISTRIBUTIONS AND TAXES

Each Fund has qualified and intends to remain qualified as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986. By so qualifying, each Fund will not be subject to federal income tax on that part of its net investment income and net realized capital gains that it distributes to its shareholders. Shareholders are liable for taxes on distributions of net investment income and net realized capital gains of the Funds but, of course, shareholders who are not subject to tax on their income will not be required to pay taxes on amounts distributed to them. Each of The Jamestown Balanced Fund and The Jamestown Equity Fund intends to declare dividends from net investment income quarterly, payable in March, June, September and December, on a date selected by management. The Jamestown Tax Exempt Virginia Fund intends to declare dividends from net investment income on each business day and to pay such dividends monthly. In addition, distributions may be made annually in December out of any net short-term or long-term capital gains derived from the sale of securities realized through October 31 of that year. Each Fund may make a supplemental distribution of capital gains at the end of its fiscal year. The nature and amount of all dividends and distributions will be identified separately when tax information is distributed by the Funds at the end of each year. The Funds intend to withhold federal income taxes on taxable distributions made to persons who are neither citizens nor residents of the United States or other shareholders subject to such withholding.

Distributions attributable to ordinary income and short-term capital gains are generally taxed as ordinary income, although certain income dividends may be taxed to non-corporate shareholders at long-term capital gains rates. In the case of corporations that hold shares of the Funds, certain income may qualify for a 70% dividends-received deduction. Distributions of long-term capital gains are generally taxed as long-term capital gains, regardless of how long you have held your Fund shares.

There is no fixed dividend rate, and there can be no assurance as to the payment of any dividends or the realization of any gains for any Fund. Current practice of The Jamestown Balanced Fund and The Jamestown Equity Fund, subject to the discretion of management, is for declaration and payment of income dividends during the last week of each calendar quarter. Dividends and capital gains distributions may be reinvested in additional shares of the Funds or paid in cash, as indicated on your Account Application. If no option is selected on your Application, distributions will automatically be reinvested in additional shares. Tax consequences to shareholders of dividends and distributions are the same if received in cash or if received in additional shares of the Funds. In addition to federal taxes, you may be subject to state and local taxes on distributions.

Redemptions and exchanges of shares of the Funds are taxable events on which you may realize a gain or loss.

Jamestown Tax-Exempt Virginia Fund — Because The Jamestown Tax Exempt Virginia Fund intends to distribute to shareholders substantially all of

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its net investment income and net realized capital gains in accordance with the timing requirements imposed by the Internal Revenue Code, it is expected that the Fund will not be required to pay any federal income or excise taxes. The Fund also expects that its dividends paid from interest on municipal obligations will generally be exempt from federal income tax because the Fund intends to satisfy certain requirements of the Internal Revenue Code. One such requirement is that at the close of each quarter of the taxable year of the Fund, at least 50% of the value of its total assets consist of obligations whose interest is exempt from federal income tax. Distributions of income from investments in taxable securities and from certain other investments of the Fund (including capital gains from the sale of securities) will be taxable to the shareholder, whether distributed in cash or in additional shares. However, it is expected that such amounts will not be substantial in relation to the tax-exempt interest received by the Fund.

A statement will be sent to each shareholder of the Fund after the end of each calendar year setting forth the federal income tax status of all distributions for such calendar year, including the portion exempt from federal income tax as “exempt-interest dividends;” the portion, if any, that is a tax preference item under the federal alternative minimum tax; the portion taxable as ordinary income; and the portion taxable as capital gains.

Current federal tax law limits the types and volume of bonds qualifying for the federal income tax exemption of interest and makes interest on certain tax-exempt bonds and distributions by the Fund of such interest a tax preference item for purposes of the individual and corporate alternative minimum tax. In addition, all exempt-interest dividends may affect a corporate shareholder’s alternative minimum tax liability. Applicable tax law and changes therein may also affect the availability of municipal obligations for investment by the Fund and the value of the Fund’s portfolio.

Under existing Virginia tax laws, as long as the Fund qualifies as a “regulated investment company” under the Internal Revenue Code, and provided the Fund is invested in obligations the interest on which would be exempt from Virginia personal income taxes if held directly by an individual shareholder (such as obligations of Virginia or its political subdivisions, or of the United States or of certain territories or possessions of the United States), dividends paid by the Fund that represent interest received by the Fund on such obligations will be exempt from Virginia personal income taxes. To the extent that distributions by the Fund are derived from long-term or short-term capital gains on such obligations, or from interest or capital gains on other types of obligations, such distributions will not be exempt from Virginia personal income tax.

Capital gains or losses realized from a redemption of shares of the Fund by a Virginia resident will be taxable for Virginia personal income tax purposes. Interest on indebtedness incurred (directly or indirectly) by a shareholder of the Fund to purchase or carry shares of the Fund will not be deductible for Virginia income tax purposes.

This discussion of the federal and state income tax consequences of an investment in the Funds is not exhaustive on the subject. Consequently, investors should seek qualified tax advice.

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FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, the Funds' independent registered public accounting firm , whose report, along with the Funds’ financial statements, is included in the annual report, which is available upon request.

THE JAMESTOWN BALANCED FUND

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
	Years Ended March 31,
	2010	2009	2008	2007	2006
Net asset value at beginning of year	$10.09	$12.95	$14.53	$14.97	$14.92

Income (loss) from investment operations:
Net investment income	0.22	0.25	0.26	0.27	0.26
Net realized and unrealized gains (losses) on investments	2.04	(2.91)	0.27	0.69	1.06
Total from investment operations	2.26	(2.66)	0.53	0.96	1.32

Less distributions:
Dividends from net investment income	(0.24)	(0.20)	(0.28)	(0.29)	(0.27)
Distributions from net realized gains	—	—	(1.83)	(1.11)	(1.00)
Total distributions	(0.24)	(0.20)	(2.11)	(1.40)	(1.27)

Net asset value at end of year	$12.11	$10.09	$12.95	$14.53	$14.97

Total return(a)	22.56%	(20.75% )	2.97%	6.57%	9.14%

Net assets at end of year (000’s)	$22,183	$21,072	$32,058	$45,460	$56,879

Ratio of gross expenses to average net assets	1.20%	1.14%	1.01%	0.94%	0.93%

Ratio of net expenses to average net assets(b)	1.11%	1.05%	0.95%	0.89%	0.89%

Ratio of net investment income to average net assets	1.98%	2.10%	1.71%	1.80%	1.72%

Portfolio turnover rate	40%	43%	30%	40%	49%

(a)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Ratios were determined based on net expenses after expense reimbursements through a directed brokerage arrangement.

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THE JAMESTOWN EQUITY FUND

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
	Years Ended March 31,
	2010	2009	2008	2007	2006
Net asset value at beginning of year	$11.01	$16.68	$18.12	$18.45	$17.69

Income (loss) from investment operations:
Net investment income	0.10	0.08	0.08	0.10	0.07
Net realized and unrealized gains (losses) on investments	3.64	(5.68)	0.20	1.15	2.11
Total from investment operations	3.74	(5.60)	0.28	1.25	2.18

Less distributions:
Dividends from net investment income	(0.08)	—	(0.08)	(0.10)	(0.07)
Distributions from net realized gains	—	—	(1.50)	(1.48)	(1.35)
Return of capital	—	(0.07)	(0.14)	—	—
Total distributions	(0.08)	(0.07)	(1.72)	(1.58)	(1.42)

Net asset value at end of year	$14.67	$11.01	$16.68	$18.12	$18.45

Total return(a)	33.96%	(33.63% )	0.94%	6.92%	12.69%

Net assets at end of year (000’s)	$26,534	$18,790	$32,317	$37,128	$42,770

Ratio of gross expenses to average net assets	1.16%	1.15%	0.99%	0.97%	0.97%

Ratio of net expenses to average net assets(b)	1.12%	1.10%	0.95%	0.91%	0.92%

Ratio of net investment income to average net assets	0.78%	0.56%	0.38%	0.52%	0.36%

Portfolio turnover rate	59%	69%	46%	53%	60%

(a)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Ratios were determined based on net expenses after expense reimbursements through a directed brokerage arrangement.

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THE JAMESTOWN TAX EXEMPT VIRGINIA FUND

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
	Years Ended March 31,
	2010	2009		2008	2007	2006
Net asset value at beginning of year	$10.24	$10.10		$10.06	$10.05	$10.22

Income (loss) from investment operations:
Net investment income	0.30	0.34		0.36	0.37	0.36
Net realized and unrealized gains (losses) on investments	0.11	0.13		0.05	0.01	(0.17)
Total from investment operations	0.41	0.47		0.41	0.38	0.19

Less distributions:
Dividends from net investment income	(0.31)	(0.33)		(0.36)	(0.36)	(0.36)
Distributions from net realized gains	(0.01)	(0.00	)(b)	(0.01)	(0.01)	—
Total distributions	(0.32)	(0.33)		(0.37)	(0.37)	(0.36)

Net asset value at end of year	$10.33	$10.24		$10.10	$10.06	$10.05

Total return(a)	4.04%	4.77%		4.09%	3.85%	1.83%

Net assets at end of year (000’s)	$32,905	$32,730		$29,093	$28,981	$30,421

Ratio of gross expenses to average net assets	0.75%	0.77%		0.77%	0.75%	0.73%

Ratio of net expenses to average net assets	0.69%	0.69%		0.69%	0.69%	0.69%

Ratio of net investment income to average net assets	2.89%	3.31%		3.54%	3.66%	3.50%

Portfolio turnover rate	16%	10%		13%	10%	22%

(a)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Represents less than a penny per share.

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PRIVACY NOTICE
FACTS	WHAT DO THE JAMESTOWN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us. This information can include:
▪ Social Security number
▪ Assets
▪ Retirement Assets
▪ Transaction History
▪ Checking Account Information
▪ Purchase History
▪ Account Balances
▪ Account Transactions
▪ Wire Transfer Instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share your personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons The Jamestown Funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do The Jamestown Funds share?	Can you limit this sharing?
For our everyday business purposes – Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-866-738-1126

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Who we are
Who is providing this notice?	Williamsburg Investment Trust Ultimus Fund Distributors, LLC Ultimus Fund Solutions, LLC
What we do
How do The Jamestown Funds protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How do The Jamestown Funds collect my personal information?
We collect your personal information, for example, when you
▪ Provide account information
▪ Give us your contact information
▪ Make deposits or withdrawals from your account
▪ Make a wire transfer
▪ Tell us where to send the money
▪ Tells us who receives the money
▪ Show your government-issued ID
▪ Show your driver’s license
We also collect your personal information from other companies.

Why can’t I limit all sharing?
Federal law gives you the right to limit only
▪ Sharing for affiliates’ everyday business purposes – information about your creditworthiness
▪ Affiliates from using your information to market to you
▪ Sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control. They can be financial and nonfinancial companies.
▪ Lowe, Brockenbrough & Company Inc., the investment adviser to The Jamestown Funds, could be deemed to be an affiliate.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ▪ The Jamestown Funds do not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ The Jamestown Funds don’t jointly market.

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THE JAMESTOWN FUNDS No-Load Mutual Funds
Investment Advisor

Lowe, Brockenbrough & Co., Inc.
1802 Bayberry Court, Suite 400
Richmond, Virginia 23226
www.jamestownfunds.com

Administrator

Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707
(Toll-Free) 1-866-738-1126

Custodian

US Bank NA
425 Walnut Street
Cincinnati, Ohio 45202

Independent Registered Public
Accounting Firm

Ernst & Young LLP
312 Walnut Street, Suite 1900
Cincinnati, Ohio 45202

Legal Counsel

Sullivan & Worcester LLP
One Post Office Square
Boston, Massachusetts 02109

Board of Trustees

Austin Brockenbrough, III
John T. Bruce
Charles M. Caravati, Jr.
Robert S. Harris
J. Finley Lee, Jr.
Richard L. Morrill
Harris V. Morrissette
Samuel B. Witt, III

PORTFOLIO MANAGERS

The Jamestown Balanced Fund

Charles M. Caravati, III, CFA
Lawrence B. Whitlock, Jr., CFA
Joseph A. Jennings, III, CFA

The Jamestown Equity Fund

Charles M. Caravati, III, CFA
Lawrence B. Whitlock, Jr., CFA

The Jamestown Tax Exempt
Virginia Fund

Joseph A. Jennings, III, CFA

FOR ADDITIONAL INFORMATION

Additional information about the Funds is included in the Statement of Additional Information (“SAI”), which is incorporated by reference in its entirety. A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the SAI.

Additional information about the Funds’ investments is available in the Funds’ annual and semiannual reports to shareholders. In the Funds’ annual report, you will find a discussion of the market conditions and strategies that significantly affected the Funds’ performance during their last fiscal year.

To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Funds, or to make inquiries about the Funds, please call Toll-Free

1-866-738-1126

This Prospectus, the SAI and the most recent shareholder reports are also available without charge on the Funds’ website at www.jamestownfunds.com.

Only one copy of a Prospectus or an annual or semiannual report will be sent to each household address. This process, known as “Householding,” is used for most required shareholder mailings. (It does not apply to confirmations of transactions and account statements, however.) You may, of course, request an additional copy of a Prospectus or an annual or semiannual report at any time by calling or writing the Funds. You may also request that Householding be eliminated from all your required mailings.

Information about the Funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s public reference room in Washington, D.C. Information about the operation of the public reference room may be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the Funds are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov. Copies of information on the Commission’s Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-1520.

The Funds are series of Williamsburg Investment Trust (File No. 811-05685)

STATEMENT OF ADDITIONAL INFORMATION

THE DAVENPORT CORE FUND
TICKER SYMBOL: DAVPX

August 1, 2010

A Series of
WILLIAMSBURG INVESTMENT TRUST
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246
Telephone 1-800-281-3217

FUND OBJECTIVE, INVESTMENTS, STRATEGIES AND RISKS	2
INVESTMENT LIMITATIONS	6
TRUSTEES AND OFFICERS	8
INVESTMENT ADVISER	17
ADMINISTRATOR	20
DISTRIBUTOR	21
OTHER SERVICE PROVIDERS	21
PORTFOLIO SECURITIES AND BROKERAGE	21
SPECIAL SHAREHOLDER SERVICES	23
PURCHASE OF SHARES	24
REDEMPTION OF SHARES	25
NET ASSET VALUE DETERMINATION	25
FUND EXPENSES	26
ADDITIONAL TAX INFORMATION	26
GENERAL INFORMATION ABOUT THE TRUST	28
CALCULATION OF PERFORMANCE DATA	30
FINANCIAL STATEMENTS AND REPORTS	32
PROXY VOTING POLICIES AND PROCEDURES (APPENDIX A)	33

This Statement of Additional Information is not a prospectus and should only be read in conjunction with the Prospectus of The Davenport Core Fund dated August 1, 2010.  This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. The Prospectus may be obtained from the Fund, for no charge, at the address and phone number shown above.

FUND OBJECTIVE, INVESTMENTS, STRATEGIES AND RISKS

The Davenport Core Fund (the “Fund”) is a separate investment portfolio of Williamsburg Investment Trust (the “Trust”).  The investment objective and principal strategies of the Fund are described in the Prospectus.  Supplemental information about these strategies is set forth below.  Certain capitalized terms used herein are defined in the Prospectus.

Foreign Securities.  The Fund may invest up to 25% of its net assets in foreign securities if the Adviser believes such investment would be consistent with the Fund’s investment objective.  The Fund may invest in securities of foreign issuers directly or in the form of sponsored American Depositary Receipts (“ADRs”).  ADRs are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation.  The same factors would be considered in selecting foreign securities as with domestic securities, as discussed in the Prospectus.  If a change in securities values or net assets results in the Fund having more than 25% of its net assets invested in foreign securities, the Adviser will not be required to sell foreign securities in order to reduce the Fund’s holdings to below 25%.

Foreign securities investment presents special considerations not typically associated with investments in domestic securities.  Foreign taxes may reduce income.  Currency exchange rates and regulations may cause fluctuations in the value of foreign securities.  Foreign securities are subject to different regulatory environments than in the United States and, compared to the United States, there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers.  Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial or social instability or adverse diplomatic developments.  There may be difficulties in obtaining service of process on foreign issuers and difficulties enforcing judgments against such issuers with respect to claims under U.S. securities laws.  Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values.  The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again.

Warrants and Rights.  Warrants are essentially options to purchase equity securities at specific prices and are valid for a specific period of time.  Prices of warrants do not necessarily move in concert with the prices of the underlying securities.  Rights are similar to warrants but generally have a short duration and are distributed directly by the issuer to its shareholders.  Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

U.S. Government Securities.  The Fund may invest in debt obligations that are issued or guaranteed by the U.S. Government, its agencies and instrumentalities (“U.S. Government Securities”) as described herein.  U.S. Government Securities include the following securities: (1) U.S. Treasury obligations of various interest rates, maturities and issue dates, such as U.S. Treasury bills (mature in one year or less), U.S. Treasury notes (mature in one to seven years), and U.S. Treasury bonds (mature in more than seven years), the payments of principal and interest of which are all backed by the full faith and credit of the U.S. Government; (2)

2

obligations issued or guaranteed by U.S. Government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Government, e.g., obligations of the Government National Mortgage Association (“GNMA”), the Farmers Home Administration and the Export Import Bank; some of which do not carry the full faith and credit of the U.S. Government but which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of the Tennessee Valley Authority, the U.S. Postal Service, the Federal National Mortgage Association (“FNMA”), and the Federal Home Loan Mortgage Corporation (“FHLMC”); and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association, the Federal Home Loan Banks and the Federal Farm Credit Bank; and (3) any of the foregoing purchased subject to repurchase agreements as described herein.  The guarantee of the U.S. Government does not extend to the yield or value of U.S. Government Securities or of the Fund’s shares.

Obligations of GNMA, FNMA and FHLMC may include direct pass-through “Certificates,” representing undivided ownership interests in pools of mortgages.  Such Certificates are guaranteed as to payment of principal and interest (but not as to price and yield) by the U.S. Government or the issuing agency.  Mortgage Certificates are subject to more rapid prepayment than their stated maturity date would indicate; their rate of prepayment tends to accelerate during periods of declining interest rates and, as a result, the proceeds from such prepayments may be reinvested in instruments that have lower yields.  To the extent such securities were purchased at a premium, such prepayments could result in capital losses.

Repurchase Agreements.  The Fund may acquire U.S. Government Securities subject to repurchase agreements.  A repurchase transaction occurs when, at the time the Fund purchases a security, it also resells it to the vendor (normally a member bank of the Federal Reserve System or a registered Government Securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future.  Such securities, including any securities so substituted, are referred to as the “Repurchase Securities.”  The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.

The majority of these transactions run day to day and the delivery pursuant to the resale typically will occur within one to five days of the purchase.  The Fund’s risk is limited to the ability of the vendor to pay the agreed upon sum upon the delivery date.  In the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, a decline in its value and loss of interest to the extent that the proceeds from the sale and accrued interest on the security are less than the resale price provided in the repurchase agreement.  These risks are minimized when the Fund holds a perfected security interest in the Repurchase Securities and can therefore sell the instrument promptly.  Under guidelines adopted by the Trustees, the Adviser will carefully consider the creditworthiness of a vendor during the term of the repurchase agreement.  Repurchase agreements are considered as loans collateralized by the Repurchase Securities, such agreements being defined as “loans” under the Investment Company Act of 1940 (the “1940 Act”).  The return on such “collateral” may be more or less than that from the repurchase agreement.  The market value of the resold securities will be monitored so that the value of the “collateral” is at all times at least equal to the value of the loan,

3

including the accrued interest earned thereon.  All Repurchase Securities will be held by the Fund’s custodian either directly or through a securities depository.  The Fund will not enter into a repurchase agreement which will cause more than 15% of its net assets to be invested in repurchase agreements that extend beyond seven days and other illiquid securities.

Shares of Other Investment Companies.   The Fund may invest up to 5% of its total assets in shares of other investment companies which are generally authorized to invest in securities eligible for purchase by the Fund.  Such other investment companies include Standard & Poor’s Depositary Receipts (“SPDRs”) and shares of the DIAMONDS Trust (“DIAMONDs”).  SPDRs are exchange-traded securities that represent ownership of the SPDR Trust, a long-term unit investment trust which has been established to accumulate and hold a portfolio of common stocks that are intended to track the price performance and dividend yield of the Standard & Poor’s Composite Stock Price Index. Holders of SPDRs are entitled to receive proportionate quarterly distributions corresponding to the dividends that accrue on the S&P 500 stocks in the underlying portfolio, less accumulated expenses of the SPDR Trust. DIAMONDs operate similarly to SPDRs, except that the DIAMONDS Trust is intended to track the price performance and dividend yield of the Dow Jones Industrial Average. Unlike traditional mutual funds, SPDRs and DIAMONDs are traded like a stock on a securities exchange and may be purchased or sold throughout the trading day based upon their market price. This characteristic of SPDRs and DIAMONDs is a risk separate and distinct from the risk that the net asset value will decrease.

Shares of other exchange-traded funds (“ETFs”) may also be purchased by the Fund.  An ETF is an investment company registered under the 1940 Act that holds a portfolio of securities designed to track the performance of a particular index.  ETFs sell and redeem their shares at net asset value in large blocks (typically 50,000 of its shares) called “creation units.”  Shares representing fractional interests in these creation units are listed for trading on national securities exchanges and can be purchased and sold in the secondary market in lots of any size at any time during the trading day.  Some ETFs are subject to percentage investment limitations imposed by the 1940 Act, except to the extent that investments in such ETFs are exempt from percentage limitations, pursuant to Securities and Exchange Commission (“SEC”) Order, in which case they will not be subject to any such investment limitation.  Investments in ETFs involve certain inherent risks generally associated with investments in a broadly-based portfolio of securities including: (1) risks that the general level of securities prices may decline, thereby adversely affecting the value of each unit of the ETF; (2) an ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or number of securities held; (3) an ETF may also be adversely affected by the performance of the specific index, market sector or group of industries on which it is based; and (4) an ETF may not track an index as well as a traditional index fund because ETFs are valued by the market and, therefore, there may be a difference between the market value and the ETF’s net asset value.

To the extent the Fund invests in securities of other investment companies, Fund shareholders would indirectly pay a portion of the operating costs of such companies.  These costs include management, brokerage, shareholder servicing and other operational expenses.  Indirectly, then, shareholders may pay higher operational costs than if they owned the underlying investment companies directly.

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Description of Money Market Instruments.  Money market instruments may include U.S. Government Securities or corporate debt obligations (including those subject to repurchase agreements) as described herein, provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Fund.  Money market instruments also may include Bankers’ Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes (“Master Notes”).  Bankers’ Acceptances are time drafts drawn on and “accepted” by a bank, are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade.  When a bank “accepts” such a time draft, it assumes liability for its payment.  When the Fund acquires a Bankers’ Acceptance, the bank which “accepted” the time draft is liable for payment of interest and principal when due.  The Bankers’ Acceptance, therefore, carries the full faith and credit of such bank.  A Certificate of Deposit (“CD”) is an unsecured interest-bearing debt obligation of a bank.  CDs acquired by the Fund would generally be in amounts of $100,000 or more.  Commercial Paper is an unsecured, short term debt obligation of a bank, corporation or other borrower.  Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument.  The Fund will invest in Commercial Paper only if it is rated in the highest rating category by any nationally recognized statistical rating organization (“NRSRO”) or, if not rated, the issuer has an outstanding unsecured debt issue rated in the three highest categories by any NRSRO or, if not so rated, is of equivalent quality in the Adviser’s assessment. Commercial Paper may include Master Notes of the same quality.  Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Fund only through the Master Note program of the Fund’s custodian, acting as administrator thereof.  The Adviser will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Fund.

Borrowing.  The Fund may borrow, temporarily, up to 5% of its total assets for extraordinary or emergency purposes and may increase the limit to one-third of its total assets to meet redemption requests which might otherwise require untimely disposition of portfolio holdings.  To the extent the Fund borrows for these purposes, the effects of market price fluctuations on net asset value will be exaggerated.  If, while such borrowing is in effect, the value of the Fund’s assets declines, the Fund may be forced to liquidate portfolio securities when it is disadvantageous to do so.  The Fund would incur interest and other transaction costs in connection with such borrowing.  The Fund will not make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.

Portfolio Turnover.  Portfolio turnover will not be a limiting factor when the Adviser deems changes appropriate.  By utilizing the approach to investing described herein, it is expected that the Fund’s annual portfolio turnover will generally not exceed 100%.  Market conditions may dictate, however, a higher rate of portfolio turnover in a particular year.  The degree of portfolio activity affects the brokerage costs of the Fund and may have an impact on the total amount of taxable distributions to shareholders.

5

INVESTMENT LIMITATIONS

The Fund has adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Fund.  These limitations may not be changed without the affirmative vote of a majority of the outstanding voting shares of the Fund.  For purposes of the discussion of these fundamental investment limitations, the term “majority” of the outstanding shares of the Fund means the lesser of (i) 67% of the Fund’s outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of the Fund’s outstanding shares.

Under these fundamental limitations, the Fund may not:

(1)
Invest more than 5% of the value of its total assets in the securities of any one corporate issuer or purchase more than 10% of the outstanding voting securities or of any class of securities of any one corporate issuer;

(2)	Invest 25% or more of the value of its total assets in any one industry (except that securities of the U.S. Government, its agencies and instrumentalities are not subject to these limitations);

(3)	Invest for the purpose of exercising control or management of another issuer;

(4)
Invest in interests in real estate, real estate mortgage loans, oil, gas or other mineral exploration or development programs, except that the Fund may invest in the securities of companies (other than those which are not readily marketable) which own or deal in such things, and the Fund may invest in mortgage-backed securities;

(5)	Underwrite securities issued by others, except to the extent the Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

(6)	Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

(7)
Make short sales of securities or maintain a short position, except short sales “against the box” (A short sale is made by selling a security the Fund does not own.  A short sale is “against the box” to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.);

(8)	Make loans of money or securities, except that the Fund may invest in repurchase agreements;

(9)	Write, purchase or sell commodities, commodities contracts, commodities futures contracts, warrants on commodities or related options;

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(10)	Issue any senior security as defined by the Investment Company Act of 1940 except insofar as any borrowing that the Fund may engage in may be deemed to be an issuance of a senior security;

(11)
Borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of the Fund’s total assets, or (b) in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities if, immediately after such borrowing, the value of the Fund’s assets, including all borrowings then outstanding, less its liabilities (excluding all borrowings), is equal to at least 300% of the aggregate amount of borrowings then outstanding, and may pledge its assets to secure all such borrowings;

(12)
Invest in restricted securities, or invest more than 15% of the Fund’s net assets in other illiquid securities, including repurchase agreements maturing in over seven days, and other securities for which there is no established market or for which market quotations are not readily available;

(13)	Write, acquire or sell puts, calls or combinations thereof, or purchase or sell commodities, commodities contracts, futures contracts or related options; or

(14)
Purchase securities of other investment companies, except through purchases in the open market involving only customary brokerage commissions and as a result of which not more than 5% of the Fund’s total assets would be invested in such securities, or except as part of a merger, consolidation or other acquisition.

Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation.   However, in the case of the borrowing limitation (limitation number 11, above), the Fund will, to the extent necessary, reduce its existing borrowings to comply with the limitation.

While the Fund has reserved the right to make short sales “against the box” (limitation number 7, above), the Adviser has no present intention of engaging in such transactions at this time or during the coming year.

7

TRUSTEES AND OFFICERS

Overall responsibility for management of the Trust rests with the Board of Trustees.  The Trustees, in turn, elect the officers of the Trust.  The Trustees serve until their retirement at age 75, subject to periodic review, and the officers are elected annually.  The following is a list of the Trustees and executive officers of the Trust.  Each Trustee who is an “interested person” of the Trust, as defined by the 1940 Act, is indicated by an asterisk.
Name, Address and Age	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years and Directorships of Various Companies	Number of Portfolios in Trust Overseen by Trustee
Interested Trustees:

*Austin Brockenbrough, III (age 73) 1802 Bayberry Court, Suite 400 Richmond, Virginia 23226	Since September 1988	Trustee; Vice President of The Jamestown Funds	President and Managing Director of Lowe, Brockenbrough & Company, Inc., Richmond, Virginia; Director of Tredegar Corporation (plastics manufacturer) and Wilkinson O’Grady & Co. Inc. (global asset manager)	9

*John T. Bruce (age 56) 800 Main Street Lynchburg, Virginia 24504	Since September 1988	Trustee; President of the Flippin, Bruce & Porter Funds	President, Director and member of Executive Committee of Flippin, Bruce & Porter, Inc., Lynchburg, Virginia	9

*Charles M. Caravati, Jr. (age 73) 931 Broad Street Road Manakin-Sabot, Virginia 23103	Since June 1991	Chairman and Trustee	Retired physician; retired President of Dermatology Associates of Virginia, P.C.	9

Independent Trustees:

Robert S. Harris, Ph. D. (age 60) 100 Darden Boulevard Charlottesville, Virginia 22903	Since January 2007	Trustee	C. Stewart Sheppard Professor of Business Administration at The Darden Graduate School of Business Administration at the University of Virginia; prior to August 2005, the Dean at The Darden Graduate School; consultant to corporations and government agencies	9

J. Finley Lee, Jr., Ph.D. (age 70) 448 Pond Apple Drive North Naples, Florida 34119	Since September 1988	Trustee	Retired Julian Price Professor Emeritus, University of North Carolina	9

Richard L. Morrill, Ph.D. (age 71) G19 Boatwright Library Richmond, Virginia 23173	Since March 1993	Trustee	President of the Teagle Foundation (charitable foundation); Chancellor of the University of Richmond; Director of Tredegar Corporation (plastics manufacturer) and Albemarle Corporation (polymers and chemicals manufacturer)	9

Harris V. Morrissette (age 50) 100 Jacintoport Boulevard Saraland, Alabama 36571	Since March 1993	Trustee	President of China Doll Rice and Beans, Inc. and Dixie Lily Foods; Chairman of Azalea Aviation, Inc. (airplane fueling); Director of International Shipholding Corporation (cargo transportation); Director of BancTrust Financial Group, Inc. (bank holding company); prior to June 2007, Chief Executive Officer of Marshall Biscuit Co. Inc.	9

Samuel B. Witt, III (age 74) 302 Clovelly Road Richmond, Virginia 23221	Since November 1988	Trustee	Retired Senior Vice President and General Counsel of Stateside Associates, Inc. (state and local government relations consultants); Director of The Swiss Helvetia Fund, Inc. (closed-end investment company)	9

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Executive Officers:

John P. Ackerly, IV (age 46) One James Center, 901 E. Cary Street Richmond, Virginia 23219	Since November 1997	President of The Davenport Core Fund	Senior Vice President of Davenport & Company LLC, Richmond, Virginia

Margaret H. Alves (age 38) 210 St. Joseph Street Mobile, Alabama 36602	Since February 2006	Compliance Officer of The Government Street Funds	Chief Compliance Officer and Director of Leavell Investment Management, Inc., Mobile, Alabama; prior to April 2006, associate attorney with Alford, Clausen & McDonald, LLC

Tina H. Bloom (age 41) 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246	Since August 2006	Chief Compliance Officer	Vice President of Ultimus Fund Solutions, LLC (the Trust’s administrator) and Ultimus Fund Distributors, LLC (the Trust’s principal underwriter)

Charles M. Caravati, III (age 44) 1802 Bayberry Court, Suite 400 Richmond, Virginia 23226	Since January 1996	President of The Jamestown Balanced Fund and The Jamestown Equity Fund	Managing Director of Lowe, Brockenbrough & Company, Inc., Richmond, Virginia

Robert G. Dorsey (age 53) 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246	Since November 2000	Vice President	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC

John M. Flippin (age 68) 800 Main Street Lynchburg, Virginia 24504	Since September 1988	Vice President of the Flippin, Bruce & Porter Funds	Director of Flippin, Bruce & Porter, Inc., Lynchburg, Virginia

John H. Hanna, IV (age 54) 800 Main Street Lynchburg, Virginia 24504	Since February 2007	Vice President of the Flippin, Bruce & Porter Funds	Vice President, Director and member of Executive Committee of Flippin, Bruce & Porter, Inc., Lynchburg, Virginia

Timothy S. Healey (age 57) 800 Shades Creek Parkway, Suite 585 Birmingham, Alabama 35209	Since January 1995	Vice President of The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund	Executive Vice President and Chief Investment Officer of Leavell Investment Management, Inc., Mobile, Alabama

Mary S. Hope (age 46) 210 St. Joseph Street Mobile, Alabama 36602	Since August 2008	Vice President of The Government Street Funds	Vice President and Portfolio Manager of Leavell Investment Management, Inc., Mobile, Alabama

Joseph A. Jennings, III (age 48) 1802 Bayberry Court, Suite 400 Richmond, Virginia 23219	Since June 2005	President of The Jamestown Tax Exempt Virginia Fund	Portfolio Manager of Lowe, Brockenbrough & Company, Inc., Richmond, Virginia

Thomas W. Leavell (age 67) 210 St. Joseph Street Mobile, Alabama 36602	Since February 2004	President of The Government Street Funds	President and Chief Executive Officer of Leavell Investment Management, Inc., Mobile, Alabama

David J. Marshall (age 53) 800 Main Street Lynchburg, Virginia 24504	Since February 2007	Vice President of the Flippin, Bruce & Porter Funds	Secretary, Director and member of Executive Committee of Flippin, Bruce & Porter, Inc., Lynchburg, Virginia

Denise C. Peters (age 54) One James Center, 901 E. Cary Street Richmond, Virginia 23219	Since February 2007	Compliance Officer of The Davenport Core Fund	First Vice President and Chief Compliance Officer for Davenport Asset Management Division of Davenport & Company LLC, Richmond, Virginia

9

R. Gregory Porter, III (age 69) 800 Main Street Lynchburg, Virginia 24504	Since September 1988	Vice President of the Flippin, Bruce & Porter Funds	Director of Flippin, Bruce & Porter, Inc., Lynchburg, Virginia

Page T. Reece (age 53) 1802 Bayberry Court, Suite 400 Richmond, Virginia 23226	Since September 2004	Compliance Officer of The Jamestown Funds	Chief Compliance Officer and Director of Operations of Lowe, Brockenbrough & Company, Inc., Richmond, Virginia

Teresa L. Sanderson (age 47) 800 Main Street Lynchburg, Virginia 24504	Since September 2004	Compliance Officer of the Flippin, Bruce & Porter Funds	Chief Compliance Officer and a Principal of Flippin, Bruce & Porter, Inc., Lynchburg, Virginia

Mark J. Seger (age 48) 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246	Since November 2000	Treasurer	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC

John F. Splain (age 53) 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246	Since November 2000	Secretary	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC

Connie R. Taylor (age 59) 1802 Bayberry Court, Suite 400 Richmond, Virginia 23226	Since March 1993	Vice President of The Jamestown Balanced Fund and The Jamestown Equity Fund	Account Administrator of Lowe, Brockenbrough & Company, Inc., Richmond, Virginia

Lawrence B. Whitlock, Jr. (age 62) 1802 Bayberry Court, Suite 400 Richmond, Virginia 23226	Since February 2002	Vice President of The Jamestown Balanced Fund and The Jamestown Equity Fund	Managing Director of Lowe, Brockenbrough & Company, Inc., Richmond, Virginia

*
Austin Brockenbrough, III and John T. Bruce, as affiliated persons of investment advisers to the Trust, are “interested persons” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.  Charles M. Caravati, Jr. is the father of Charles M. Caravati, III, and is an “interested person” of the Trust by  virtue of such relationship.

Trustees’ Ownership of Fund Shares.  The following table shows each Trustee’s beneficial ownership of shares of the Fund and, on an aggregate basis, of shares of all funds within the complex overseen by the Trustee.  Information is provided as of December 31, 2009.

Name of Trustee	Dollar Range of Shares of the Fund Owned by Trustee	Aggregate Dollar Range of Shares of All Funds in Trust Overseen by Trustee
Austin Brockenbrough, III	None	Over $100,000
John T. Bruce	None	Over $100,000
Charles M. Caravati, Jr.	None	Over $100,000

Independent Trustees:
Robert S. Harris	$1 – $10,000	$10,001 – $50,000
J. Finley Lee, Jr.	$50,001 – $100,000	$50,001 – $100,000
Richard L. Morrill	None	Over $100,000
Harris V. Morrissette	$10,001 – $50,000	Over $100,000
Samuel B. Witt, III	None	$1 – $10,000

As of July 1, 2010, the Trustees and officers of the Trust as a group owned beneficially (i.e., had voting and/or investment power) less than 1% of the outstanding shares of the Fund.

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Trustee Compensation.   No director, officer or employee of an investment adviser or principal underwriter of the Trust will receive any compensation from the Trust for serving as an officer or Trustee of the Trust, except that the Trust may compensate its Chief Compliance Officer (“CCO”) regardless of whether such Officer is affiliated with an investment adviser or principal underwriter.  Each Trustee who is not affiliated with an investment adviser or principal underwriter of the Trust receives from the Trust an annual retainer of $8,000, payable quarterly; a fee of $1,500 for attendance at each meeting of the Board of Trustees; and $1,000 for attendance at each meeting of any committee of the Board (except that such fee is $1,500 for the committee chairman); plus reimbursement of travel and other expenses incurred in attending meetings.  The fees are split equally among all of the funds in the Trust.  The following table provides compensation amounts paid during the fiscal year ended March 31, 2010 to Trustees who are not affiliated with an investment adviser or principal underwriter of the Trust:

Trustee	Aggregate Compensation From the Fund	Pension or Retirement Benefits Accrued	Estimated Annual Benefits Upon Retirement	Total Compensation From all Funds within the Trust

Charles M. Caravati, Jr.	$1,439	None	None	$ 14,000
Robert S. Harris	2,217	None	None	21,500
J. Finley Lee, Jr.	2,061	None	None	20,000
Richard L. Morrill	2,167	None	None	21,000
Harris V. Morrissette	2,061	None	None	20,000
Samuel B. Witt, III	2,111	None	None	20,500

Leadership Structure and Qualifications of Trustees

The Board of Trustees consists of eight Trustees, five of whom are “non-interested” Trustees, as such term is defined in the 1940 Act (“Independent Trustees”).  The Board is responsible for the oversight of nine series, or funds, of the Trust.  In addition to the Fund, the Trust consists of The Jamestown Balanced Fund, The Jamestown Equity Fund and The Jamestown Tax Exempt Virginia Fund, which are managed by Lowe, Brockenbrough & Company, Inc. of Richmond Virginia; the FBP Value Fund and the FBP Balanced Fund, which are managed by Flippin, Bruce & Porter, Inc. of Lynchburg, Virginia; and The Government Street Equity Fund, The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund, which are managed by Leavell Investment Management, Inc. of Mobile, Alabama. The Board has engaged these investment advisers to oversee the management of the funds on a day-to-day basis.  The Board is responsible for overseeing the investment advisers and the Trust’s other service providers in the operations of the funds in accordance with the 1940 Act, other applicable federal and state laws, and the Trust’s Agreement and Declaration of Trust.

The Board meets in person or by telephone at regularly scheduled meetings four times throughout the year.  In addition, the Trustees may meet in person or by telephone at special meetings or on an informal basis at other times.  The Independent Trustees also meet at least quarterly without the presence of any representatives of management.  The Board has established three standing committees and may also establish ad hoc committees or working groups from time to time to assist the Board in fulfilling its oversight responsibilities.  The Independent Trustees have also

11

engaged independent legal counsel, and may from time to time engage consultants and other advisors to assist them in performing their oversight responsibilities.

The Board of Trustees is led by its Chairman, Dr. Charles M. Caravati, Jr.  Dr. Caravati is not affiliated with any of the Trust’s investment advisers or other service providers to the Trust; however, he is considered to be an “interested person” of the Trust within the meaning of the 1940 Act because he is the father of Charles M. Caravati, III, a Managing Director of Lowe, Brockenbrough & Company, Inc., the investment adviser for The Jamestown Funds.  As Chairman, Dr. Caravati has primary responsibility for setting the agenda for each Board meeting, presiding at each Board meeting and acting as the Board’s liaison with the various investment advisers.  The Board has not appointed a lead independent trustee, and does not believe such an appointment is necessary for various reasons, including: (i) the Chairman is considered to be an “interested person” only because a familial relationship with a Managing Director of an investment adviser disqualifies him as an Independent Trustee and has no connections with the other three investment advisers; (ii) the Board has established three standing committees composed solely of Independent Trustees to assist in its oversight functions (discussed in more detail below); and (iii) the Independent Trustees constitute a majority of the Board and have consistently worked well together and have demonstrated an ability to provide appropriate oversight to the operations of the Trust.  The Board reviews its structure regularly and believes that its leadership structure, including having a majority of Independent Trustees, coupled with the responsibilities undertaken by Dr. Caravati as Chairman, is appropriate and in the best interests of the Trust, given its specific characteristics.  The Board of Trustees also believes its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Fund management.

Board Committees.  The Board has established an Audit Committee, a Governance, Nomination and Compensation Committee and a Qualified Legal Compliance Committee.  The Board of Trustees has determined that its committees help ensure that the funds have effective and independent governance and oversight.  The members of each Committee are the five Independent Trustees:  Robert S. Harris, J. Finley Lee, Jr., Richard L. Morrill, Harris V. Morrissette and Samuel B. Witt, III.  Dr. Richard L. Morrill serves as the Chairman of the Audit Committee and Dr. Robert S. Harris serves as Chairman of the Governance, Nomination and Compensation Committee and the Qualified Legal Compliance Committee. The Chairmanship of each Committee is rotated periodically.  Each Committee Chairman has primary responsibility for setting the agendas and presides at all meetings of the Committee for which he serves as Chairman.  Each Committee Chairman facilitates communications and coordination between the Independent Trustees and management with respect to the matters overseen by that Committee.

•
Audit Committee.  The Audit Committee oversees (i) the Trust’s accounting and financial reporting policies and practices, its internal controls and, as appropriate in its judgment, the internal controls of certain service providers; (ii) the quality and objectivity of the financial statements of each of the funds and the independent audits thereof; (iii) acts as liaison between the Trust’s independent registered public accounting firm and the full Board; (iv) pre-approves the scope and cost of the audit and non-audit services provided by the Trust’s independent registered public accounting firm; and (v) resolves any issues arising under the Trust’s Code of Ethics for Principal Executive and Senior Financial Officers.  The Audit Committee met three times during the fiscal year ended March 31, 2010.

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•
Governance, Nomination and Compensation Committee.  The Governance, Nomination and Compensation Committee is responsible for (i) selecting and nominating persons to serve as Independent Trustees; (ii) determining the level of compensation for the Independent Trustees; (iii) reviewing information relating to the investment advisory, underwriting and other contracts with third party service providers and making recommendations to the Board; (iv) monitoring the activities of the CCO and making recommendations to the Board with respect to the compliance policies and procedures of the Trust and its service providers; (v) reviewing the responsibilities of the committees of the Board and evaluating whether there is a need for additional or combined committees; and (vi) evaluating the performance of the Board of Trustees. The Governance, Nomination and Compensation Committee will review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing, addressed to the Committee at the Trust’s offices and meet any minimum qualifications that may be adopted by the Committee.  The Governance, Nomination and Compensation Committee met three times during the fiscal year ended March 31, 2010.

•
Qualified Legal Compliance Committee.   The Qualified Legal Compliance Committee is responsible for receiving and investigating reports from attorneys representing the Trust of material violations of securities laws, a material breach of fiduciary duty or a similar material violation.  The Qualified Legal Compliance Committee did not meet during the fiscal year ended March 31, 2010 because no such reports were made during that period.

Qualifications of the Trustees. The Governance, Nomination and Compensation Committee reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board.  In evaluating a candidate for nomination or election as a Trustee, the Committee takes into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Committee believes contribute to good governance for the Trust.  In addition, the Trustees are subject to periodic evaluation for their continued service on the Board.  On a staggered three-year basis, members of the Governance, Nomination and Compensation Committee review the qualifications of each Trustee, evaluate his contributions to the Board and make a recommendation as to whether such Trustee should continue to serve on the Board.  The Board has concluded, based on each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with the other Trustees, that each Trustee is qualified to serve on the Board.  The Board of Trustees believes that the Trustees’ ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with the advisers, other service providers, legal counsel and independent public accountants; and to exercise effective business judgment in the performance of their duties as Trustees, support this conclusion.  In determining that a particular Trustee is and will continue to be qualified to serve as a Trustee, the Board considers a variety of criteria, none of which, in isolation, is controlling.

•
Mr. Austin Brockenbrough, III is a founding partner of Lowe, Brockenbough & Company, Inc.,  the investment adviser to The Jamestown Funds, and currently serves as the President and Managing Director of the firm.  He has 44 years of experience in the investment management profession.  Mr. Brockenbrough holds a B.S. degree in Finance from the E. Claiborne Robins School of Business at the University of Richmond.  Mr. Brockenbrough is also a director of Tredegar Corporation, a plastics manufacturer, and Wilkinson O’Grady &

13

Co. Inc., a global asset management firm located in New York City.  He has served as a Trustee since 1988.  The Board has concluded that Mr. Brockenbrough is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his professional investment and business experience, and his academic background.

•
Mr. John T. Bruce is a founding partner and the President of Flippin, Bruce & Porter, Inc., the investment adviser to the Flippin, Bruce & Porter Funds.  From 1979 until 1985 he served as a Vice President and Portfolio Manager at Capitoline Investment Services, Inc.  Mr. Bruce holds a B.S. degree in Finance from Virginia Polytechnic Institute and State University and is a former trustee of the Virginia Tech Foundation. He is a Chartered Financial Analyst and a Chartered Investment Counselor and has 33 years of experience in the investment management profession.  He has served as a Trustee since 1988.  The Board has concluded that Mr. Bruce is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his professional investment and business experience, and his academic background.

•
Dr. Charles M. Caravati, Jr. is a retired physician. He is the founder and former President of Dermatology Associates of Virginia, P.C. and has also served as President of the Richmond Virginia Academy of Medicine.  Dr. Caravati earned his M.D. degree from the Virginia Commonwealth School of Medicine.  He has served on the Executive Committee and several operating committees at the University of Virginia where he received his B.A.  Dr. Caravati is Chairman of ChildFund International, a nonprofit organization dedicated towards the advancement of children living in poverty.  Dr. Caravati has served as a Trustee of the Trust since 1991. The Board has concluded that Dr. Caravati is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his past business experience, and leadership roles on other boards.

•
Dr. Robert S. Harris, Ph.D is the C. Stewart Sheppard Professor of Business at The Darden Graduate School of Business Administration at the University of Virginia where from 2001 until 2005, he served as Dean.  Dr. Harris teaches courses in financial management and policies and valuation in financial markets.  His research has focused on corporate finance, financial market analysis and mergers and acquisitions.  He has been widely published in leading academic and practitioner journals and has authored financial textbooks.  Dr. Harris has been an active consultant and advisor to corporations and government agencies and has held a range of offices in professional societies.  He previously served as Chief Learning Officer and Vice President of United Technologies Corporation.  Dr. Harris earned a B.A. degree (summa cum laude) from Davidson College and a doctorate in economics from Princeton University.  He has served as a Trustee of the Trust since 2007.  The Board has concluded that Dr. Harris is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his distinguished academic background and positions of leadership, and his business experience.

•
Dr. J. Finley Lee, Jr., Ph.D. has been a financial consultant for many years and was previously a Professor at the Kenan-Flagler Business School at The University of North Carolina at Chapel Hill.  Dr. Lee earned an undergraduate degree from Davidson College and an M.A. degree from the University of Florida, and earned his Ph.D. as a Huebner Fellow at the Wharton School of the University of Pennsylvania.  He has served as a Trustee of the

14

Trust since 1988.  The Board has concluded that Dr. Lee is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his distinguished academic background, and his business experience.

•
Dr. Richard L. Morrill, Ph.D. has served as the Chancellor and Distinguished University Professor of Ethics and Democratic Values at the University of Richmond since 1998, which followed ten years as president of the University of Richmond from 1988 to 1998.  Dr. Morrill has written four books on issues of value and ethics in higher education and has published several articles and made numerous presentations on strategic planning and leadership for colleges and universities.  He has served as a board member and audit committee member of Central Fidelity Banks, Inc. and as a board officer of The Association of American Colleges and Universities. Dr. Morrill currently serves as a board member of the Teagle Foundation (charitable foundation), the Library of Virginia Foundation, the Richmond Symphony Foundation, the Greater Richmond Chamber Foundation, the World Affairs Council of Richmond, the Tredegar Corporation (manufacturing firm), and the Albemarle Corporation (manufacturer of polymers and chemicals).  He is also a member of the Board of the Christian Children’s Fund and a member of the executive committee of ChildFund International.  Dr. Morrill received his B.A. degree in History from Brown University, his B.D. in Religious Thought from Yale University in 1964, and his Ph.D. in Religion from Duke University Graduate School of Arts and Sciences.  He has served as a Trustee of the Trust since 1993.  The Board has concluded that Dr. Morrill is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his distinguished academic background and expertise in the subjects of ethics and strategic planning, and his service and leadership roles on other boards.

•
Mr. Harris V. Morrissette has served as president and chief executive officer of several privately held businesses.  He serves as a director of International Shipholding Corporation (cargo transportation) and BancTrust Financial Group, Inc. (a bank holding company); as the chairman of Azalea Aviation, Inc. (airplane fueling); and as a board member of White-Spunner Construction, Inc. He previously served as a director of EnergySouth, Inc. until its merger with Sempra Energy in 2008.  He is a board member of a number of not-for-profit organizations, among them the Business Council of Alabama and the Economic Development Partnership of Alabama.  Mr. Morrissette holds a B.S. degree from The University of Alabama.  He has served as a Trustee of the Trust since 1993.  The Board has concluded that Mr. Morrissette is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his extensive business experience, and his service on other boards.

•
Mr. Samuel B. Witt, III retired as the Senior Vice President and General Counsel of Stateside Associates, Inc. (state and local government relations consultants), and previously served as an attorney in private practice.  He has an extensive legal and business background, including his serving as European Counsel and Director of Finance for a U.S. publicly traded company. Mr. Witt is currently the chairman of the board of directors and chairman of the audit committee of The Swiss Helvetia Fund, Inc. (a closed-end investment company).  He has also served as a board member and president of the Virginia Military Institute Board of Visitors, as a board member of the George C. Marshall Foundation, the University of Virginia Law School Foundation, Gateway Homes, Inc. and the College Orientation Workshop (a program

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at the Virginia Military Institute directed towards advancing the opportunities of minority and at-risk students).  He holds an undergraduate degree from the Virginia Military Institute and a J.D. degree from the University of Virginia School of Law.  Mr. Witt has served as a Trustee of the Trust since November 1988.  The Board has concluded that Mr. Witt is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his academic background, his business and legal experience, and his past experience and leadership roles on other boards, including the board of another investment company.

Risk Oversight.  An integral part of the Board’s overall responsibility for overseeing the management and operations of the Trust is the Board’s oversight of the risk management of the Trust’s investment programs and business affairs.  The funds are subject to a number of risks, such as investment risk, credit risk, valuation risk, operational risk, and legal, compliance and regulatory risk.  The Trust, the investment advisers and the other service providers have implemented various processes, procedures and controls to identify risks to the funds, to lessen the probability of their occurrence and to mitigate any adverse effect should they occur.  Different processes, procedures and controls are employed with respect to different types of risks.  These systems include those that are embedded in the conduct of the regular operations of the Board and in the regular responsibilities of the officers of the Trust and the other service providers.

The Board of Trustees exercises oversight of the risk management process through the Board itself and through the various committees.  In addition to adopting, and periodically reviewing, policies and procedures designed to address risks to the funds, the Board of Trustees requires management of the advisers and the Trust, including the Trust’s CCO, to report to the Board and the committees on a variety of matters, including matters relating to risk management, at regular and special meetings.  The Board and the committees receive regular reports from the Trust’s independent public accountants on internal control and financial reporting matters.  On at least an annual basis, the Independent Directors meet separately with the Trust’s CCO outside the presence of management, to discuss issues related to compliance.  Furthermore, the Board receives a quarterly report from the Trust’s CCO regarding the operation of the compliance policies and procedures of the Trust and its primary service providers.  The Trust’s CCO is supported by four compliance officers, each of whom serve at the fund complex level, and periodically attend Board meetings.  The Board also receives quarterly reports from the investment advisers on the investments and securities trading of the funds, including their investment performance, as well as reports regarding the valuation of the funds’ securities.  In addition, in its annual review of the funds’ advisory agreements, the Board reviews information provided by the advisers relating to their operational capabilities, financial condition and resources.  The Board also conducts an annual self-evaluation that includes a review of its effectiveness in overseeing the number of funds in the Trust and the effectiveness of its committee structure.

Although the risk management policies of the investment advisers and the Trust’s other service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective.  Not all risks that may affect the Trust can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond the control of the Trust, the investment advisers or their affiliates, or other service providers to the Trust.  The Board may at any time, and in its sole discretion, change the manner in which it conducts its risk oversight role.

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INVESTMENT ADVISER

Davenport & Company LLC (the “Adviser”) supervises the Fund’s investments pursuant to an Investment Advisory Agreement (the “Advisory Agreement”) described in the Prospectus.  The Advisory Agreement is effective until April 1, 2011 and is subject to annual approval by the Board of Trustees or by vote of a majority of the Fund’s outstanding voting securities, provided such continuance is also approved by a majority of the Trustees who are not “interested persons” of the Trust or the Adviser by vote cast in person at a meeting called for the purpose of voting on such approval.  The Advisory Agreement is terminable without penalty on sixty days notice by the Board of Trustees of the Trust or by the Adviser.  The Advisory Agreement provides that it will terminate automatically in the event of its assignment.

Compensation of the Adviser is at the annual rate of 0.75% of the Fund’s average daily net assets. For the fiscal years ended March 31, 2010, 2009 and 2008, the Fund paid the Adviser advisory fees of $874,528, $964,137 and $1,214,671, respectively.

The Adviser was originally organized in 1863, re-organized as a Virginia corporation in 1972, and subsequently converted to a Limited Liability Company in 1997.  Through three corporate unitholders, the Adviser is 100% owned by its employees, none of whom own in excess of 10% of the Adviser.  In addition to acting as adviser to the Fund, the Adviser also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals.  The Adviser is a full-service broker-dealer.

The Adviser provides a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents of the Fund.  The Adviser determines what securities and other investments will be purchased, retained or sold by the Fund, and does so in accordance with the investment objective and policies of the Fund as described herein and in the Prospectus. The Adviser places all securities orders for the Fund, determining with which broker, dealer, or issuer to place the orders.  The Adviser must adhere to the brokerage policies of the Fund in placing all orders, the substance of which policies are that the Adviser must seek at all times the most favorable price and execution for all securities brokerage transactions.  The Adviser also provides, at its own expense, certain executive officers to the Trust, and pays the entire cost of distributing Fund shares.  The Adviser, not the Fund, may compensate dealers or others based on sales of shares of the Fund to clients of such dealers or others or based on the amount of sales of Fund shares or on the average balance of all accounts in the Fund for which such dealers or others are designated as the person responsible for the account.

Investment Policy Committee

Other Accounts Managed (as of March 31, 2010)

The members of the Investment Policy Committee (the “Committee”) are also responsible for the day-to-day management of other accounts, as indicated in the following table. Of the six Committee members, Michael S. Beall is the only member that manages an account that has a performance based advisory fee.

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Name of Investment Committee Member	Type of Accounts	Number of Accounts Managed	Total Assets in Accounts Managed	Number of Accounts with Advisory Fee Based on Performance	Total Assets in Accounts with Advisory Fee Based on Performance

John P. Ackerly, IV, CFA	Registered investment companies:	0	$ 0	0	$ 0
	Other pooled investment vehicles:	0	$ 0	0	$ 0
	Other accounts:	9,377	$ 2,962,238,700	0	$ 0

Michael S. Beall, CFA, CPA	Registered investment companies:	0	0	0	$ 0
	Other pooled investment vehicles:	3	$ 132,015,574	2	$ 85,577,284
	Other accounts:	9,733	$ 3,357,391,216	0	$ 0

E. Trigg Brown, Jr.	Registered investment companies:	0	$ 0	0	$ 0
	Other pooled investment vehicles:	0	$ 0	0	$ 0
	Other accounts:	10,073	$ 3,371,319,569	0	$ 0

I. Lee Chapman, IV, CFA	Registered investment companies:	0	$ 0	0	$ 0
	Other pooled investment vehicles:	0	$ 0	0	$ 0
	Other accounts:	9,202	$ 2,950,368,094	0	$ 0

Robert B. Giles	Registered investment companies:	0	$ 0	0	$ 0
	Other pooled investment vehicles:	0	$ 0	0	$ 0
	Other accounts:	10,203	$ 3,114,848,854	0	$ 0

William M. Noftsinger, Jr.	Registered investment companies:	0	$ 0	0	$ 0
	Other pooled investment vehicles:	0	$ 0	0	$ 0
	Other accounts:	9,474	$ 3,026,410,555	0	$ 0

George L. Smith, III, CFA	Registered investment companies:	0	$ 0	0	$ 0
	Other pooled investment vehicles:	2	$ 135,596,971	2	$ 135,596,971
	Other accounts:	9,010	$ 2,893,314,377	0	$ 0

Potential Conflicts of Interest

It is possible that Committee members might not present the Fund and other client portfolios with the same investment opportunities that may come to their attention even if such opportunities are consistent with the Fund’s and other clients’ investment objectives.  The Adviser will endeavor to allocate investment opportunities to all of its clients, including the Fund, in a manner that is fair and equitable over time.  At all times, Committee members will use their best judgment and specific knowledge of the Fund and other client accounts when determining which securities to recommend or invest in specific instances.

The Adviser has adopted a Code of Ethics and personal trading policies that allow Committee members who wish to buy or sell the same securities at the same time as their clients (including the Fund), to aggregate (bunch) orders for their personal accounts with client orders according to the Adviser’s bunched trading policies. When investment decisions are suitable for a group of advisory clients, to the extent possible, the orders will be aggregated.  If more than one price is paid for securities in an aggregated transaction throughout the day, each participating account will receive the average price paid for the block of securities on that day.  In addition, procedures are in place to monitor personal trading by the Committee members to ensure that the interests of the Adviser’s clients come first.

Certain Committee members may have an incentive to favor performance-based fee clients over other client portfolios.  However, the Adviser does not believe that such conflict of interest is

18

material because the investment objectives and strategies of the performance-based fee clients are substantially different from that of the Fund.

The Adviser also engages in providing independent research on various companies, including companies in which the Fund may invest.  A research analyst may publish a research report on a company held or being considered by the Fund.  Such research reports will be prepared and disseminated without regard to the effects on investments by the Fund and the Adviser’s other clients.

Compensation

All Committee members, except for Robert B. Giles and William M. Noftsinger, Jr., are compensated by a fixed salary, which may change on an annual basis.  Mr. Giles and Mr. Noftsinger do not receive a fixed salary, but are compensated by commissions and other fees as described below.

Additionally, E. Trigg Brown, Jr. receives variable compensation based on the quarterly receipts of the Adviser’s branch for which Mr. Brown serves as Branch Manager.

All Committee members are compensated by commissions and fees earned on individual retail and managed customer accounts, which vary by month.

John P. Ackerly, IV, E. Trigg Brown, Jr., Robert B. Giles and William M. Noftsinger, Jr. are generally compensated by a stipend for sitting on various committees of the Adviser (e.g., Investment Policy Committee, Executive Committee and/or Audit Committee).

All Committee members are compensated by a fixed fee for sitting on the Adviser’s Board of Directors.

All Committee members are eligible for, and typically receive, a variable bonus, which is paid on a discretionary basis, typically at the end of each year, representing discretionary allocations made by the Adviser’s Executive Committee.

Michael S. Beall receives discretionary bonuses, which are typically paid at the end of the year, based on the profitability, if any, of two private investment funds managed by the Adviser — “Davenport Financial Fund” and “EWF Partners.”  George L. Smith, III receives a discretionary bonus, which is typically paid at the end of the year, based on the profitability, if any of EWF Partners.

All Committee members receive a safe harbor contribution to the Adviser’s 401(k) plan in the amount of 3% of eligible compensation.  All Committee members receive an annual contribution to the Adviser’s profit sharing plan, which is a discretionary amount, determined annually by the Board of Directors of the Adviser.  This amount has historically been 7% of eligible compensation.

All Committee members receive non-cash compensation in the form of monthly parking that is paid by the Adviser on their behalf.

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Ownership of Fund Shares

The following table indicates the dollar value of shares of the Fund beneficially owned by the Committee members as of March 31, 2010.

Name of Investment Committee Member	Dollar Value of Fund Shares Beneficially Owned
John P. Ackerly, IV, CFA	$50,001 – $100,000
Michael S. Beall, CFA, CPA	$500,001 – $1,000,000
E. Trigg Brown, Jr.	None
I. Lee Chapman, IV, CFA	$10,001 – $50,000
Robert B. Giles	$10,001 – $50,000
William M. Noftsinger, Jr.	None
George L. Smith, III, CFA	None

ADMINISTRATOR

The Trust retains Ultimus Fund Solutions, LLC (the “Administrator”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, to provide the Fund with administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services.  The Administrator maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Fund’s shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions.  The Administrator also provides accounting and pricing services to the Fund and supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services.  The Administrator supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the SEC and state securities commissions, and materials for meetings of the Board of Trustees.

For the performance of these administrative services, the Fund pays the Administrator a fee at the annual rate of 0.15% of the average value of its daily net assets up to $25 million, 0.125% of such assets from $25 million to $50 million, and 0.10% of such assets in excess of $50 million, subject to a minimum monthly fee of $4,000, plus a shareholder recordkeeping fee at the annual rate of $10 per shareholder account in excess of 1,000 accounts. In addition, the Fund pays out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage, communication lines and all costs of external pricing services.  For the fiscal years ended March 31, 2010, 2009 and 2008, the Fund paid administration fees to the Administrator of $172,083, $185,148 and $218,071, respectively.

Under the terms of a Compliance Consulting Agreement between the Trust and the Administrator, the Administrator provides an individual to serve as the Trust’s CCO.  For these services, the Fund pays the Administrator an annual base fee of $15,000 plus an asset-based fee equal to 0.01% per annum on average net assets in excess of $100 million. In addition, the Fund reimburses the Administrator for any out-of-pocket expenses incurred for these services.  For the fiscal years ended March 31, 2010, 2009 and 2008, the Fund paid compliance service fees to the Administrator of $16,817, $18,042 and $21,954, respectively.

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DISTRIBUTOR

Ultimus Fund Distributors, LLC (the “Distributor”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as principal underwriter for the Fund pursuant to a Distribution Agreement.  Shares are sold on a continuous basis by the Distributor.  The Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, but it is not obliged to sell any particular amount of shares.  The Distribution Agreement provides that, unless sooner terminated, it will continue in effect so long as such continuance is approved at least annually (i) by the Board of Trustees or a vote of a majority of the outstanding shares, and (ii) by a majority of the Trustees who are not “interested persons” of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by the Fund at any time, without the payment of any penalty, by vote of a majority of the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Fund on sixty days written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on sixty days written notice to the Trust.  The Distribution Agreement will automatically terminate in the event of its assignment.  The Distributor is an affiliate of the Administrator and Robert G. Dorsey, Mark J. Seger and John F. Splain are each Managing Directors of the Distributor and officers of the Trust.

OTHER SERVICE PROVIDERS

The firm of Ernst & Young LLP, independent registered public accounting firm, 312 Walnut Street, Suite 1900, Cincinnati, Ohio 45202 , has been retained by the Board of Trustees to perform an independent audit of the financial statements of the Trust and to advise the Trust as to matters of accounting and federal and state income taxation, as requested.

Sullivan & Worcester LLP, One Post Office Square, Boston, Massachusetts 02109, serves as legal counsel to the Trust and the Independent Trustees.

The Custodian of the Fund’s assets is US Bank NA, 425 Walnut Street, Cincinnati, Ohio 45202. The Custodian holds all cash and securities of the Fund (either in its possession or in its favor through “book entry systems” authorized by the Trustees in accordance with the 1940 Act), collects all income and effects all securities transactions on behalf of the Fund.

PORTFOLIO SECURITIES AND BROKERAGE

It is the Fund’s practice to seek the best price and execution for all portfolio securities transactions. The Adviser (subject to the general supervision of the Board of Trustees) directs the execution of the Fund’s portfolio transactions.

The Fund’s common stock portfolio transactions will be exchange traded or traded in the over-the-counter market.  With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.

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Subject to the requirements of the 1940 Act and procedures adopted by the Board of Trustees, the Fund may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) that is an affiliated person of the Trust, or (ii) that is an affiliated person of such person, or (iii) an affiliated person of which is an affiliated person of the Trust or the Adviser.  To the maximum extent feasible, it is expected that the Fund’s portfolio securities transactions will be executed through the Adviser.  The Adviser seeks to provide quality execution at the best net results, taking into consideration such factors as price, size and complexity of order. Other important factors include efficiency of execution, reliability, integrity, confidentiality, and overall responsiveness of the Adviser’s wire room.  Also, the operational capability, settlement and reporting functions of the Adviser and the ability to enter trades and view Fund information electronically are important factors in deciding to execute trades internally through the Adviser.

The Fund paid no brokerage commissions during each of the last three fiscal years. All transactions were executed through the Adviser, which waived all brokerage commissions.  The Fund could potentially incur brokerage commissions at any time should the Adviser elect not to waive commissions or if Fund trades are placed through outside brokers.

While there is no formula, agreement or undertaking to do so, a portion of the Fund’s brokerage commissions may, in the discretion of the Adviser, be allocated to those brokers or dealers that provide the Adviser with research services.  The types of research services that the Adviser may obtain include, but are not limited to, investment recommendations, financial, economic, political, fundamental and technical market and interest rate data, and other statistical or research services.  Much of the information so obtained may also be used by the Adviser for the benefit of the other clients it may have. Conversely, the Fund may benefit from such transactions effected for the benefit of other clients.  In all cases, the Adviser is obligated to effect transactions for the Fund based upon obtaining the most favorable price and execution.  Factors considered by the Adviser in determining whether the Fund will receive the most favorable price and execution include, among other things: the size of the order, the broker’s ability to effect and settle the transaction promptly and efficiently and the Adviser’s perception of the broker’s reliability, integrity and financial condition.

As of March 31, 2010, the Fund held common stock issued by the parent companies of J.P. Morgan Securities Inc. (the market value of which was $2,314,515) and BB&T Investment Services, Inc. (the market value of which was $1,934,590)  J.P. Morgan Securities Inc. and BB&T Investment Services, Inc. are two of the Trust’s “regular broker-dealers” as defined in the 1940 Act.

Codes of Ethics.   The Trust, the Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act which permits personnel subject to the Code of Ethics to invest in securities, including securities that may be purchased or held by the Fund.  The Codes of Ethics adopted by the Trust, the Adviser and the Distributor are on public file with, and are available from, the SEC.

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SPECIAL SHAREHOLDER SERVICES

As noted in the Prospectus, the Fund offers the following shareholder services:

Regular Account.  The regular account allows for voluntary investments to be made at any time. When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor’s registration instructions.  Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a statement showing the transaction.

Automatic Investment Plan.  The automatic investment plan enables shareholders to make regular periodic investments in shares through automatic charges to their checking account.  With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the net asset value on or about the fifteenth and/or the last business day of the month as indicated on the Account Application.  The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

Systematic Withdrawal Plan.  Shareholders owning shares with a value of $10,000 or more may establish a Systematic Withdrawal Plan.  A shareholder may receive monthly or bi-monthly payments, in amounts of not less than $100 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month on the 15th and/or last business day of the month).  Payments may be made directly to an investor’s account with a commercial bank or other depository institution via an Automated Clearing House (“ACH”) transaction.

Instructions for establishing this service are included in the Account Application or are available by calling the Fund.  Payment may also be made by check made payable to the designated recipient and mailed within 7 days of the withdrawal date.  If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see “Signature Guarantees” in the Prospectus).  A corporation (or partnership) must also submit a “Corporate Resolution” (or “Certification of Partnership”) indicating the names, titles and required number of signatures authorized to act on its behalf.  The application must be signed by a duly authorized officer(s) and the corporate seal affixed.  No redemption fees are charged to shareholders under this plan.  Costs in conjunction with the administration of the plan are borne by the Fund.  Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment.  In addition, systematic withdrawals may result in realized long-term or short-term capital gains or losses, or, in certain circumstances, may be treated as dividends for tax purposes.  The Systematic Withdrawal Plan may be terminated at any time by the Fund upon sixty days written notice or by a shareholder upon written notice to the Fund.  Applications and further details may be obtained by calling the Fund at 1-800-281-3217, or by writing to:

The Davenport Core Fund
Shareholder Services
P.O. Box 46707
Cincinnati, Ohio 45246-0707

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Transfer of Registration.  To transfer shares to another owner, send a written request to the Fund at the address shown herein.  Your request should include the following:  (1) the existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see the Prospectus under the heading “Signature Guarantees”); and (5) any additional documents that are required for transfer by corporations, administrators, executors, trustees, guardians, etc.  If you have any questions about transferring shares, call or write the Fund.

PURCHASE OF SHARES

The purchase price of shares of the Fund is the net asset value next determined after the order is received.  An order received prior to the close of the regular session of trading of the New York Stock Exchange (the “Exchange”), generally 4:00 p.m., Eastern time, will be executed at the price computed on the date of receipt; and an order received after that time will be executed at the price computed on the next Business Day.  An order to purchase shares is not binding on the Fund until it has been confirmed in writing (or unless other arrangements have been made with the Fund, for example in the case of orders utilizing wire transfer of funds) and payment has been received.

Due to Internal Revenue Service regulations, applications without social security or tax identification numbers will not be accepted.  If, however, you have already applied for a social security or tax identification number at the time of completing your account application, the application should so indicate. The Fund is required to, and will, withhold taxes on all distributions and redemption proceeds if the number is not delivered to the Fund within 60 days.

The Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders, and (iii) to reduce or waive the minimum for initial and subsequent investments under some circumstances, including circumstances where certain economies can be achieved in sales of Fund shares.

Purchases in Kind.  The Fund may accept securities in lieu of cash in payment for the purchase of shares of the Fund.  The acceptance of such securities is at the sole discretion of the Adviser based upon the suitability of the securities accepted for inclusion as a long term investment of the Fund, the marketability of such securities, and other factors that the Adviser may deem appropriate.  If accepted, the securities will be valued using the same criteria and methods as described in “How Net Asset Value is Determined” in the Prospectus.

Employees and Affiliates of the Fund.  The Fund has adopted initial investment minimums for the purpose of reducing the cost to the Fund (and consequently to the shareholders) of communicating with and servicing its shareholders.  However, a reduced minimum initial investment requirement of $1,000 applies to Trustees, officers and employees of the Fund, the Adviser and certain parties related thereto, including clients of the Adviser or any sponsor, officer, committee member thereof, or the immediate family of any of them.  In addition, accounts having the same mailing address may be aggregated for purposes of the minimum investment if shareholders consent in writing to share a single mailing of shareholder reports, proxy statements (but each such shareholder would receive his/her own proxy) and other Fund literature.

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REDEMPTION OF SHARES

The Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the Exchange is closed, or trading on the Exchange is restricted as determined by the SEC, (ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the SEC may permit.

No charge is made by the Fund for redemptions, although the Trustees could impose a redemption charge in the future.  Any redemption may be for more or less than the amount of the shareholder’s investment depending on the market value of the securities held by the Fund.

There is currently no charge by the Fund for wire redemptions.  However, the Fund reserves the right, upon thirty days written notice, to make reasonable charges for wire redemptions.  All charges will be deducted from your account by redemption of shares in your account.  Your bank or brokerage firm may also impose a charge for processing the wire.  In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

Redemptions in Kind.  The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind.  It is possible, however, that conditions may exist which would, in the opinion of the Adviser, make it in the best interests of the Fund and its shareholders to do so. The Board of Trustees has authorized the Fund to make payment in portfolio securities or other property of the Fund.  Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share.  Shareholders receiving them would incur brokerage costs when these securities are sold.  An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund commits itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any ninety day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund’s net assets at the beginning of such period unless the shareholder consents to receiving the entire distribution in kind.

NET ASSET VALUE DETERMINATION

Under the 1940 Act, the Trustees are responsible for overseeing the good faith determination of the fair value of the securities and other assets of the Fund, and they have adopted procedures to do so, as follows.  The net asset value of the Fund is determined as of the close of the regular session of trading of the Exchange (currently 4:00 p.m., Eastern time) on each “Business Day.”  A Business Day means any day, Monday through Friday, except for the following holidays:  New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day and Christmas. Net asset value per share is determined by dividing the total value of all Fund securities and other assets, less liabilities, by the total number of shares then outstanding.  Net asset value includes interest on fixed income securities, which is accrued daily.

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FUND EXPENSES

The Fund pays all expenses not assumed by the Adviser, including its advisory fees.  Fund expenses include, among others, the fees and expenses, if any, of the Trustees who are not “affiliated persons” of the Adviser or the Distributor, fees of the Custodian, interest expense, taxes, brokerage fees and commissions, fees and expenses of the Fund’s shareholder servicing operations, fees and expenses of qualifying and registering the Fund’s shares under federal and state securities laws, expenses of preparing, printing and distributing prospectuses and reports to existing shareholders, auditing and legal expenses, insurance expenses, association dues, fees and expenses of the Trust’s CCO, and the expense of shareholders’ meetings and proxy solicitations.  The Fund is also liable for any nonrecurring expenses as may arise such as litigation to which the Fund may be a party.  The Fund may be obligated to indemnify the Trustees and officers with respect to such litigation. All expenses of the Fund are accrued daily on the books of the Fund at a rate which, to the best of its belief, is equal to the actual expenses expected to be incurred by the Fund in accordance with generally accepted accounting practices.

General Trust expenses are allocated among the Trust’s series, or funds, on a fair and equitable basis by the Board of Trustees, which may be based on relative net assets of each fund  (on the date the expense is paid) or the nature of the services performed and the relative applicability to each fund.

ADDITIONAL TAX INFORMATION

Taxation of the Fund.  The Fund has qualified and intends to qualify annually for the special tax treatment afforded a “regulated investment company” (“RIC”) under Subchapter M of the Internal Revenue Code of 1986 (the “Code”) so that it does not pay federal taxes on income and capital gains distributed to shareholders.  Among the requirements to qualify under Subchapter M, the Fund must distribute annually at least 90% of its net investment income.  In addition to this distribution requirement, the Fund must (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies, or from net income derived from an interest in a qualified publicly traded partnership (“PTP”); and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund’s total assets is represented by cash, U.S. Government securities, securities of other RICs and other securities (for this purpose such other securities will qualify only if the Fund’s investment is limited in respect to any issuer to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of  such issuer) and (b) not more than 25% of the value of the Fund’s total assets is invested in securities (other than U.S. Government securities or securities of other RICs) of any one issuer, the securities of any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified PTPs.  For these purposes, a qualified PTP is generally a PTP other than one where at least 90% of its gross income is gross income that would otherwise be qualifying income for a RIC.

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While the above requirements are aimed at qualification of the Fund as a RIC under Subchapter M of the Code, the Fund also intends to comply with certain requirements of the Code to avoid liability for federal income and excise tax. If the Fund remains qualified under Subchapter M, it will not be subject to federal income tax to the extent it distributes its taxable net investment income and net realized capital gains.  A nondeductible 4% federal excise tax will be imposed on the Fund to the extent it does not distribute at least 98% of its ordinary taxable income for a calendar year, plus 98% of its capital gain net taxable income for the one year period ending each October 31, plus certain undistributed amounts from prior years.  While the Fund intends to distribute its taxable income and capital gains in a manner so as to avoid imposition of the federal excise and income taxes, there can be no assurance that the Fund indeed will make sufficient distributions to avoid entirely imposition of federal excise or income taxes.  If the Fund fails to qualify as a RIC for any year, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally will be taxable as ordinary income dividends to its shareholders, subject to the dividends received deduction for corporate shareholders and the provisions relating to qualified dividend income.  The Board of Trustees reserves the right not to maintain the qualification of the Fund as a RIC if it determines such course of action to be beneficial to shareholders.

The Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards.  Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction.  As of March 31, 2010, the Fund had capital loss carryforwards for federal income tax purposes of $13,204,982, of which $2,581,964 expires March 31, 2017 and $10,623,018 expires March 31, 2018.  These capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

Should additional series, or funds, be created by the Trustees, each fund would be treated as a separate tax entity for federal income tax purposes.

Tax Status of the Fund’s Dividends and Distributions.   Dividends paid by the Fund derived from net investment income or net short-term capital gains are generally taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares.  However, dividends from net investment income to the extent the Fund receives qualified dividend income will be taxable to individuals at net capital gains rates.  Qualified dividend income is, in general, income from dividends the Fund receives from taxable domestic corporations and certain foreign corporations, subject to certain holding period and other requirements.  Distributions, if any, of long-term capital gains are taxable to shareholders as long-term capital gains, whether received in cash or reinvested in additional shares, regardless of how long you have held your Fund shares.  For information on “backup” withholding, see “Purchase of Shares” above.

For corporate shareholders, the dividends received deduction, if applicable, should apply to a portion of the dividends paid by the Fund.  The Fund will send shareholders information each year on the tax status of dividends and disbursements.  A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is

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subject to federal income taxation.  Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or shares and regardless of how long you have held your Fund shares, even if they reduce the net asset value of shares below your cost and thus in effect result in a return of a part of your investment.

Sale or Redemption of Fund Shares.   A sale or redemption of shares of the Fund by a shareholder is generally a taxable event.  For federal income tax purposes, any loss upon the sale of shares of the Fund held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gains distributions received by the shareholder.

Shareholders should consult their tax advisors regarding the federal, state, local and foreign tax consequences resulting from the ownership of shares of the Fund.

GENERAL INFORMATION ABOUT THE TRUST

The Fund is a no-load, diversified series of Williamsburg Investment Trust, an open-end management investment company organized as a Massachusetts business trust in July 1988.  Prior to August 1, 2008, the name of the Fund was The Davenport Equity Fund.  The Board of Trustees has overall responsibility for management of the Fund under the laws of Massachusetts governing the responsibilities of trustees of business trusts. The Declaration of Trust of the Trust currently provides for the shares of nine funds, or series, to be issued. The Trustees are permitted to create additional series, or funds, at any time.

Shares of the Fund, when issued, are fully paid and non-assessable and have no preemptive or conversion rights.  Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held.  Shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in this event, the holders of the remaining shares voting will not be able to elect any Trustees.  The Trustees will hold office indefinitely, except that:  (1) any Trustee may resign or retire and (2) any Trustee may be removed with or without cause at any time (a) by a written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; or (b) by vote of shareholders holding not less than two-thirds of the outstanding shares of the Trust, cast in person or by proxy at a meeting called for that purpose; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust and filed with the Trust’s custodian.  Shareholders have certain rights, as set forth in the Declaration of Trust, including the right to call a meeting of the shareholders for the purpose of voting on the removal of one or more Trustees.  Shareholders holding not less than ten percent (10%) of the shares then outstanding may require the Trustees to call such a meeting and the Trustees are obligated to provide certain assistance to shareholders desiring to communicate with other shareholders in such regard (e.g., providing access to shareholder lists, etc.).  Shareholder inquiries may be made in writing, addressed to the Fund at the address contained in this Statement of Additional Information.  In case a vacancy or an anticipated vacancy shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to the provisions of Section 16(a) of the 1940 Act.  The Trust does not expect to hold annual meetings of shareholders.

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Upon liquidation of the Trust or a particular fund of the Trust, holders of the outstanding shares of the fund being liquidated shall be entitled to receive, in proportion to the number of shares of the fund held by them, the excess of that fund’s assets over its liabilities.  On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding and entitled to vote, irrespective of the fund, shall be voted in the aggregate and not by fund, except (i) when required by the 1940 Act, shares shall be voted by individual fund; and (ii) when the matter does not affect any interest of a particular fund, then only shareholders of the affected fund or funds shall be entitled to vote thereon.  Examples of matters that affect only a particular fund could be a proposed change in the fundamental investment objectives or policies of that fund or a proposed change in the investment advisory agreement for a particular fund.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust.  The Declaration of Trust, therefore, contains provisions that are intended to mitigate such liability.

Stock certificates will not be issued for your shares.  Evidence of ownership will be given by issuance of periodic account statements which will show the number of shares owned.

Proxy Voting Policies and Procedures.   The Trust and the Adviser have adopted Proxy Voting Policies and Procedures that describe how the Fund intends to vote proxies relating to portfolio securities.  The Proxy Voting Policies and Procedures of the Trust and the Adviser are attached to this Statement of Additional Information as Appendix A.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-800-281-3217, or on the SEC’s website at http://www.sec.gov.

Portfolio Holdings Disclosure Policy.  The Board of Trustees of the Trust has adopted policies to govern the circumstances under which disclosure regarding securities held by the Fund, and disclosure of purchases and sales of such securities, may be made to shareholders of the Fund or other persons.

•
Public disclosure regarding the securities held by the Fund (“Portfolio Securities”) is made quarterly in Annual Reports and Semi-Annual Reports to shareholders, and in quarterly holdings reports on Form N-Q.

•
The Fund posts its complete listing of Portfolio Securities on a daily basis at www.investdavenport.com.  The listing of Portfolio Securities is current to the previous day’s close of the market.  The website is open to the general public.

•
Information regarding Portfolio Securities as of the end of the most recent calendar quarter, and other information regarding the investment activities of the Fund during such quarter, may be disclosed to rating and ranking organizations for use in connection with their rating or ranking of the Fund.

•
Neither the Adviser nor the Trust (or any affiliated person, employee, officer, trustee or director of the Adviser or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to Portfolio Securities held, purchased or sold by the Fund.

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CALCULATION OF PERFORMANCE DATA

The Fund may, from time to time, advertise certain total return information.  The average annual total returns of the Fund are computed by finding the average compounded rates of return over the 1-, 5-, and 10-year periods (or for the period of the Fund’s operations) that would equate the initial amount invested to the ending redeemable value (after adjusting for the reinvestment of any income dividends and capital gain distributions).  In particular, the average annual total returns of the Fund (“T”) are computed by using the redeemable value at the end of a specified period of time (“ERV”) of a hypothetical initial investment of $1,000 (“P”) over a period of time (“n”) according to the formula P (l+T)n = ERV.

Average annual total returns may also be calculated (i) after taxes on distributions and (ii) after taxes on distributions and redemption of Fund shares at the end of the period.  The calculations assume deduction of all taxes due on such Fund distributions.  The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the computation and, in the case of returns after taxes on distributions and redemption of Fund shares, includes the deduction of capital gains taxes resulting from the redemption or, if appropriate, an adjustment to take into account the tax benefit from any capital losses that may have resulted from the redemption.  After-tax returns are calculated using the highest applicable individual federal marginal tax rate in effect on the reinvestment date of a distribution.  The tax rates used correspond to the tax character of each component of the distributions (that is, the ordinary income tax rate for ordinary income distributions and the long-term capital gains rate for capital gains distributions).  The tax rates may vary over the course of the measurement period.  State and local tax liabilities are disregarded, as are the effect of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum income tax.  Actual after-tax returns will depend on an investor’s tax situation and may differ from those shown.  The after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The table below shows the Fund’s average annual total returns for periods ended March 31, 2010:

One Year	45.20%
Five Years	2.70%
Ten Years	1.06%

In addition, the Fund may advertise other total return performance data (“Nonstandardized Return”).  Nonstandardized Return shows as a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation) and it assumes reinvestment of all dividends and capital gain distributions.  Nonstandardized Return may consist of a cumulative percentage of return, actual year-by-year rates or any combination thereof.

From time to time, the Fund may advertise its yield.  A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

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Yield = 2[(a-b/cd + 1)6 - 1]
Where:
a =	dividends and interest earned during the period
b =	expenses accrued for the period (net of reimbursements)
c =	the average daily number of shares outstanding during the period that were entitled to receive dividends
d =	the maximum offering price per share on the last day of the period

Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that the Fund owns the security.  Generally, interest earned (for the purpose of “a” above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest).   The Fund’s yield for the 30 days ended March 31, 2010 was 0.67%.

The Fund’s performance may be compared in advertisements, sales literature and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance.  In particular, the Fund may compare its performance to the S&P 500 Index, which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the United States securities markets.  Comparative performance may also be expressed by reference to rankings or broad groups of mutual funds, as prepared or tracked and published by mutual fund monitoring services, such as Lipper or Morningstar, Inc., or by one or more newspapers, newsletters or financial periodicals.  Performance comparisons may be useful to investors who wish to compare the Fund’s past performance to that of other mutual funds and investment products.  Of course, past performance is not a guarantee of future results.

•
Lipper ranks funds in various fund categories by making comparative calculations using total return.  Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

•	Morningstar, Inc. rates mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for one month.

Investors may use such indices and averages in addition to the Fund’s Prospectus to obtain a more complete view of the Fund’s performance before investing.  Of course, when comparing the Fund’s performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons.  When comparing funds using reporting services or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price.  Advertisements and other sales literature for the Fund may quote total returns that are calculated on non-standardized base periods.  The total returns represent the historic change in the value of an investment in the Fund assuming reinvestment of dividends and distributions over a specified period of time.

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From time to time the Fund may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation.  The Fund may also disclose from time to time information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as Standard & Poor’s Ratings Group and Moody’s Investors Service, Inc.).  The Fund may also depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators.  The Fund may also present its performance and other investment characteristics, such as volatility or a temporary defensive posture, in light of the Adviser’s view of current or past market conditions or historical trends.  The Fund may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children’s education, or other future needs.

FINANCIAL STATEMENTS AND REPORTS

The financial statements of the Fund will be audited at least once each year by an independent registered public accounting firm. Shareholders will receive annual audited and semiannual (unaudited) reports when published, and will receive written confirmation of all confirmable transactions in their account.  A copy of the Annual Report will accompany this Statement of Additional Information whenever the Statement of Additional Information is requested by a shareholder or prospective investor.  The financial statements of the Fund as of March 31, 2010, together with the report of the independent registered public accounting firm thereon, are incorporated herein by reference to the Annual Report of the Fund.

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APPENDIX A

WILLIAMSBURG INVESTMENT TRUST

POLICIES AND PROCEDURES FOR VOTING PROXIES

1.         Purpose.  The purpose of this memorandum is to describe the policies and procedures for voting proxies received from issuers whose securities are held by the Trust.  These policies and procedures are to be implemented by the Investment Advisers to the various Funds.

2.         Definitions

(a)        Proxy.  A proxy permits a shareholder to vote without being present at annual or special meetings.  A proxy is the form whereby a person who is eligible to vote on corporate matters transmits written instructions for voting or transfers the right to vote to another person in place of the eligible voter.  Proxies are generally solicited by management, but may be solicited by dissident shareholders opposed to management’s policies or strategies.

(b)        Proxy Manager.  Proxy manager, as used herein, refers to the individual, individuals or committee of individuals appointed by the Investment Advisers to the various Funds as being responsible for supervising and implementing these Policies and Procedures.

3.         Policy for Voting Proxies.

(a)        Fiduciary Considerations.  Proxies are voted solely in the interests of the shareholders of the Trust.  Any conflict of interest must be resolved in the way that will most benefit the shareholders.

(b)        Management Recommendations.  Since the quality and depth of management is a primary factor considered when investing in a company, the recommendation of management on any issue should be given substantial weight.

The vote with respect to most issues presented in proxy statements should be cast in accordance with the position of the company’s management, unless it is determined that supporting management’s position would adversely affect the investment merits of owning the stock.  However, each issue should be considered on its own merits, and the position of the company’s management should not be supported in any situation where it is found not to be in the best interests of the Trust’s shareholders.

4.         Conflicts of Interest.   The Trust recognizes that under certain circumstances the Investment Advisers may have a conflict of interest in voting proxies on behalf of the various Funds.  Such circumstances may include, but are not limited to, situations where the Investment Adviser or one or more of its affiliates, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote.  The Investment Adviser shall periodically inform its employees that they are under an obligation

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to be aware of the potential for conflicts of interest on the part of the Investment Adviser with respect to voting proxies on behalf of the Funds, both as a result of the employee’s personal relationships and due to circumstances that may arise during the conduct of the Investment Adviser’s business, and to bring conflicts of interest of which they become aware to the attention of the proxy manager.  The Investment Adviser shall not vote proxies relating to such issuers on behalf of the Funds until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been determined in the manner described below.  A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser’s decision-making in voting a proxy.  Materiality determinations will be based upon an assessment of the particular facts and circumstances.  If the proxy manager determines that a conflict of interest is not material, the Investment Adviser may vote proxies notwithstanding the existence of a conflict.  If the conflict of interest is determined to be material, either (i) the conflict shall be disclosed to the Audit Committee and the Investment Adviser shall follow the instructions of the Audit Committee or (ii) the Investment Adviser shall vote the issue in question based upon the recommendation of an independent third party under a contractual arrangement approved by the Audit Committee. The proxy manager shall keep a record of all materiality decisions and report them to the Audit Committee on a quarterly basis.

5.         Routine Proposals.  Proxies for routine proposals (such as election of directors, selection of independent public accountants, stock splits and increases in capital stock) should generally be voted in favor of management.

6.         Non-routine Proposals.

(a)        Guidelines on Anti-takeover Issues.  Since anti-takeover proposals generally reduce shareholders’ rights, the vote with respect to these proposals should generally be “against.”  During review of the proposal, if it is concluded that the proposal is beneficial to shareholders, a vote for the proposal should be cast.  This may (but is not required to) be the case for staggered board and fair price amendments.  Other anti-takeover issues include supermajority rules, superstock, poison pills and greenmail.

(b)        Guidelines on Social and Political Issues.  Social and political issues should be reviewed on a case by case basis.  Votes should generally be cast with management on social or political issues, subject to review by the proxy manager appointed by the Investment Adviser who shall be the portfolio manager, securities analyst or other investment professional.

7.         Proxy Manager Approval.  Votes on non-routine matters (including the matters in paragraph 5 and mergers, stock option and other compensation plans) and votes against a management’s recommendations are subject to approval by the proxy manager.

8.         Proxy Voting Procedures.  Proxy voting will be conducted in compliance with the policies and practices described in this memorandum and is subject to the proxy manager’s supervision.  A reasonable effort should be made to obtain proxy material and to vote in a timely fashion.  Records should be maintained regarding the voting of proxies under these Policies and Procedures.

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9.         Report to the Board.  On an annual basis, the proxy manager or his designee will report in writing to the Board of Trustees on the general manner in which proxy proposals relating to anti-takeover, social and political issues were voted, as well as proposals that were voted in opposition to management’s recommendations.

10.       Investment Advisers’ Voting Procedures. The Trust acknowledges that the Investment Advisers to the various Funds have adopted voting policies and procedures for their clients which have been delivered to the Trust.  To the extent that such policies and procedures are consistent with these Policies and Procedures, the Investment Advisers may implement them with respect to voting proxies on behalf of the various Funds.  However, the provisions of paragraph 4 of these Policies and Procedures relating to conflicts of interest shall supercede any comparable provisions of the Investment Advisers’ policies and procedures.

As adopted November 1, 2004

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Davenport & Company LLC (The “Adviser”)

Proxy Voting Policies and Procedures

If directed in writing by the client, Adviser will be responsible for voting proxies for accounts in Adviser’s Investment Advisory programs. The Adviser intends to exercise a voice on behalf of clients in matters of corporate governance through the proxy process. The Adviser takes its fiduciary responsibilities very seriously and believes the right to vote a proxy is a significant asset of shareholders and clients. The Adviser exercises its voting responsibilities as a fiduciary, solely with the goal of maximizing the value of clients’ investments.

The Adviser has delegated the responsibility of overseeing the proxy voting process to a Proxy Voting Coordinator (the “Coordinator”). The Adviser’s proxy voting policies and procedures are outlined below.

General Policy for Voting Proxies

The Adviser will vote proxies solely in the interests of its clients and will vote consistently across the client base.

The Adviser shall not vote proxies for privately held securities, nor shall extraordinary measures, such as, but not limited to travel, be taken to submit a proxy vote. The Adviser will generally not vote proxies when the cost of voting on a particular proxy proposal could exceed the expected benefit to a client.

From time to time, the Adviser may abstain from voting proxies for securities that have not been selected through the advisory process but are held in a client account per the client’s direction.

Since the quality and depth of management is a primary factor considered when investing in a company, the Adviser gives substantial weight to the recommendation of management on any issue. However, the Adviser will consider each issue on its own merits, and the position of a company’s management will not be supported in any situation where it is found not to be in the best interests of clients. Proxy voting, absent any unusual circumstances or conflicts of interest, will be conducted in accordance with the procedures set forth below.

Proxy Voting Process: Voting Governance

The Adviser has contracted with Broadridge, an independent third party to provide all proxy voting and recordkeeping services through "ProxyEdge." ProxyEdge has contracted with Glass Lewis, a leading independent provider of global proxy analysis and voting services to provide voting recommendations. The Coordinator will monitor the voting and recordkeeping of all proxies and generally review each vote to ensure the voting follows the established Adviser guidelines. The Coordinator has the ability to override the recommended vote of Glass Lewis if it is determined the recommended vote is in direct conflict with the established guidelines of the Adviser or if it is determined a conflict of interest exists.

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The Monitoring Process

The Adviser has elected to use the "Typical Investment Manager Policy" provided by ProxyEdge for voting recommendations. This policy was designed to maximize returns for investment advisors by voting in a manner that generally supports management while carefully limiting risk to investors. ProxyEdge automatically records the vote utilizing the recommendations supplied by Glass Lewis and this policy.

The Coordinator and his/her designee receive email alerts from ProxyEdge, notifying the Adviser of meeting dates and voting deadlines. As part of the monitoring process, the ProxyEdge website is checked regularly to ensure votes have been cast on securities with outstanding proxies. At this time the votes are checked to ensure they are cast within the established Adviser guidelines.

The Coordinator will have the following responsibilities:

1.	Review contract with Broadridge (ProxyEdge) and communicate with them to resolve any problems that may arise
2.	Monitor "ProxyEdge" email alerts
3.	Monitor voting recommendations from a professional proxy voting service (Glass Lewis),
4.	Solicit information from the Adviser and its’ employees about potential conflict of interest,
5.	Maintain a “proxy conflicts watch list” in coordination with the Adviser’s Compliance Department,
6.	Notify the Chief Investment Officer and the responsible Compliance Officer when an upcoming vote is subject to a conflict of interest,
7.	Monitor proxy votes via the ProxyEdge website to ensure they are voted in accordance with recommendation of Glass Lewis and/or the established guidelines of the Adviser,
8.	Maintain records for any client requests for voting information.

Conflicts of Interest

The Adviser recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of its clients. Conflicts of interest may be the result of personal or business relationships, or due to circumstances that may arise during the conduct of the Adviser’s business. Such circumstances may include, but are not limited to, situations where the Adviser or one or more of its affiliates, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. The Adviser shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of clients and to bring such information to the attention of the Coordinator.

Coordinator will make a reasonable effort to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of clients. The Coordinator shall bring any known conflict of interest to the attention of the Chief Investment Officer.

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The Adviser believes that certain proxies pertaining to a mutual fund are a potential conflict. For example, the Adviser may have a conflict of interest when the Adviser is solicited to vote client proxies approving an increase in fees deducted from mutual fund assets pursuant to a 12b-1 plan if the fees are a source of revenue for the Adviser.

The Coordinator may vote proxies relating to issuers where a potential conflict of interest is identified, if the Coordinator, in consultation with the Compliance Department, has determined that the conflict of interest is not material. A conflict of interest will be considered material if it is determined that such conflict has the potential to influence the Adviser’s decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. In the event that a material conflict arises, the proxy will be voted in accordance with the recommendation of Glass Lewis. The Coordinator shall memorialize all materiality decisions.

Appointment of Coordinator

In general, the Coordinator is appointed by the Adviser’s Chief Investment Officer.

Common Proposals

The Adviser recognizes that there are common proposals that routinely appear on proxies. Listed below are examples of voting decisions for the types of proposals that are most frequently presented:

Election of the Board of Directors

The Adviser believes that good governance starts with an independent board, unfettered by significant ties to management, all of whose members are elected annually. In addition, key board committees should be entirely independent.

The Adviser generally supports the election of directors that result in a board made up of a majority of independent directors.

The Adviser generally does not support the election of non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.

The Adviser will hold directors accountable for the actions of the committees on which they serve. For example, the Adviser generally does not support nominees who serve on the compensation committee if they approve excessive compensation arrangements or propose equity-based compensation plans that unduly dilute the ownership interests of stockholders.

The Adviser generally supports shareholder efforts to declassify existing boards, and will generally block efforts by companies to adopt classified board structures.

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Approval of Independent Auditors

The Adviser believes that the relationship between the company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not, in the aggregate, raise any appearance of impaired independence.

The Adviser does not support proposed auditors where non-audit fees make up more than 50% of the total fees paid by the company to the audit firm.

The Adviser will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with the company (regardless of its size relative to the audit fee) to determine whether the Adviser believes independence has been compromised.

Equity-based Compensation Plans

The Adviser believes that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees, and directors. Conversely, the Adviser is opposed to plans that substantially dilute its clients’ ownership interest in the company, provide participants with excessive awards, or have inherently objectionable structural features.

The Adviser generally does not support plans where total potential dilution (including all equity-based plans) exceeds 15% of shares outstanding.

The Adviser generally does not support plans if annual option grants have exceeded 2% of shares outstanding.

These total and annual dilution thresholds are guidelines, not ceilings, and when assessing a plan's impact on our clients, the Adviser considers other factors such as the nature of the industry and size of the company.

The Adviser generally opposes plans that have any of the following structural features:

•	Ability to re-price underwater options
•	Ability to issue options with an exercise price below the stock's current market price.
•	Ability to issue reload options.
•	Automatic share replenishment ("evergreen") feature.

The Adviser generally supports measures intended to increase long-term stock ownership by executives. These may include:

•	Requiring senior executives to hold a minimum amount of stock in the company (frequently expressed as a certain multiple of the executive's salary).
•	Requiring stock acquired through option exercise to be held for a certain period of time.
•	Using restricted stock grants instead of options.

39

To this end, the Adviser supports expensing the fair market value of option grants because it substantially eliminates their preferential financial statement treatment vis-à-vis stock grants, furthering the case for increased ownership by corporate leaders and employees.

The Adviser generally supports the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

Corporate Structure and Shareholder Rights

The Adviser believes that shareholders should have voting power equal to their equity interest in the company and should be able to approve (or reject) changes to the corporation's by-laws by a simple majority vote.

The Adviser generally supports proposals to remove super-majority (typically from 66.7% to 80%) voting requirements for certain types of proposals.

The Adviser supports proposals to lower barriers to shareholder action (e.g., limited rights to call special meetings, limited rights to act by written consent).

The Adviser generally opposes proposals for a separate class of stock with disparate voting rights.

The Adviser generally supports proposals to subject shareholder rights plans ("poison pills") to a shareholder vote. In evaluating these plans, the Adviser is more likely to support arrangements with short-term (less than 3 years) sunset provisions, qualified bid/permitted offer provisions ("chewable pills") and/or mandatory review by a committee of independent directors at least every three years (so-called "TIDE" provisions).

Corporate and Social Policy Issues

The Adviser believes that "ordinary business matters" are primarily the responsibility of management and should be approved solely by the corporation's board of directors. Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices.

The Adviser generally opposes these types of proposals, although the Adviser may make exceptions in certain instances where it believes a proposal has substantial economic implications. The Adviser recognizes it may not be able to reflect accurately the stance of the Adviser’s broad client base, and, therefore reserves the right to issue an abstention from vote regarding this type of proposal.

40

Davenport Core Fund

ANNUAL REPORT March 31, 2010

THE DAVENPORT CORE FUND LETTER TO SHAREHOLDERS	May 10, 2010

Dear Shareholders,

The following chart represents The Davenport Core Fund’s (the “Fund”) performance and the performance of the S&P 500 Index* (“S&P 500”), the Fund’s primary benchmark, for the periods ended March 31, 2010.

	Q1 2010	1 Year	3 Years**	5 Years**	10 Years**	Since Inception** (1/15/98)	Gross Expense Ratio:
DAVPX	4.94%	45.20%	-1.75%	2.70%	1.06%	3.62%	1.00%
S&P 500	5.39%	49.77%	-4.17%	1.92%	-0.65%	3.49%

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data, current to the most recent month end, may be obtained by calling 1-800-281-3217.

*
The S&P 500 Index is comprised of 500 U.S. stocks and is an indicator of the performance of the overall U.S. stock market. An investor cannot invest in an index and its returns are not indicative of the performance of any specific investment.

**	Annualized.

Market Commentary

Equity markets continued to plow forward in the first quarter. Right after a weak January (S&P 500 down 3.6%) that had some investors convinced the rally was over, stocks once again managed to find their footing and enjoyed solid gains in both February and March. All told, the S&P 500 and Russell 2000 Index (“Russell 2000”) advanced 5.39% and 8.85%, respectively, during the quarter. As evidenced by the outsized gain in the Russell 2000, which is comprised of smaller companies, investors continued to prefer riskier companies. Ongoing signs of economic recovery have clearly raised investors’ comfort levels. Consumer Discretionary and Financials stocks have been particularly strong as many have begun to expect a recovery in employment and real estate trends. Employment gains may be the stubborn ingredient in the mix.

So why does the market keep marching higher? Well, there’s certainly a confluence of factors at play, but we believe a couple of things are especially notable. For one, corporate earnings continue to impress investors. We recently discussed the potential for expanding profit margins given greatly reduced cost structures. This has come to fruition with more speed and vigor than many expected. Second, cash continues to yield virtually nothing in this low interest rate environment. A year ago, investors coveted cash. We’ve now done an about face and investors want anything but cash. This has increased the relative appeal of stocks, which look attractive versus alternatives. In fact, many stocks appear to offer a better deal than fixed income investments due to their appealing free cash flows and dividends.

2

This argument may be getting old, but we continue to think we may see a relatively low growth environment over the next couple of years. We are not bears, nor are we calling for a “double dip” recession, but there are some headwinds to consider. Because of these headwinds, we do not feel it is time to go “pedal to the metal” from a risk perspective. We sometimes get the sense that investors are begrudgingly upping the risk profiles of their portfolios as the market grinds higher. It can be hard to resist this temptation, especially in such a low interest rate environment, but caving in can result in mistakes. We certainly own stocks, but continue to have an emphasis on relatively stable businesses.

Rising government budget deficits give us pause. In our view, governments may be forced to enter a new era of fiscal restraint in order to restore confidence in both their currencies and borrowing capabilities. Greece has been in the spotlight recently, but this is a global phenomenon. Here in the U.S., we are very likely to see higher taxes and lower government spending to help offset bailouts, stimulus efforts and recent health care legislation. Such actions could depress global economic growth. It also seems inevitable that interest rates will go higher. This is a negative for most asset classes, including equities.

We believe the importance of sound capital allocation is a theme worth re-emphasizing. A management team that spends money wisely is always a key consideration for us when evaluating a company; however, we think this becomes even more relevant in a low growth environment. Management teams are typically confronted with numerous options including internal growth projects, acquisitions, debt reduction, share repurchases and/or dividends. Just as you look to us to make smart decisions when choosing from a menu of investments, we look to corporate leaders to choose correctly from this menu of options. Those who do so can create value that is somewhat independent of the whims of the economy. Our job then becomes one of both analyzing company fundamentals and management.

In keeping with the theme of capital allocation, we have noticed a pickup in dividend activity. We have recently seen a number of dividend increases from companies in the Fund. Many of these companies have solid balance sheets and are generating significant cash. Furthermore, in a slower economic environment there is less of a need to invest in growth endeavors such as increased production capacity. Management teams that are good stewards of capital should recognize that returning more cash to shareholders may now make more sense. We expect to see more in the way of dividend hikes and remind investors that dividends have historically played a very important role in total returns for equities.

In summary, we are pleased to be off to a good start this year. The Fund has enjoyed solid gains and we think it is well positioned for the future. That said, we continue to have realistic expectations and a somewhat defensive bias in the Fund. We are somewhat perplexed by the consistent gains of the market, which at times seem illogical. Should things cool off a bit, we believe simple concepts like dividends and relatively predictable growth will have more appeal. We thank you for your trust and look forward to reporting back to you after the second quarter.

3

The Fund

Continuing their momentum from the last calendar year, equity markets finished the March quarter on a strong note. The S&P 500 advanced 5.39% in fiscal Q4, closing out the year ended March 31, 2010 with a total return of 49.77%. The Fund also enjoyed robust gains on the year, although it lagged the S&P slightly. While it would have been nice to have exceeded the benchmark, we are pleased with our returns, especially when considering the Fund’s somewhat conservative positioning. Furthermore, we are encouraged that our performance is favorable over the past three years, which have to some extent reflected a mini market cycle (modest gains in 2007, a collapse in 2008 and a surge in 2009).

The Information Technology sector was a major contributor to market gains for the year. We enjoyed strong advances from holdings such as Apple (AAPL), Google (GOOG) and Microsoft (MSFT). However, more value oriented names such as Nokia (NOK), Automatic Data Processing (ADP) and Accenture (ACN) were sources of relative underperformance. Heading into the next fiscal year, we remain modestly overweight in Information Technology given its good growth prospects, solid balance sheets, international exposure and reasonable valuations.

The Energy sector was a source of strong absolute and relative results. Occidental Petroleum (OXY) was a standout in this group. Albeit in a few names, our overweight stance in the Materials sector benefited performance given solid advances from Albemarle Corp (ALB). Rising living standards in emerging economies creating demand for energy, food and materials appears to be a powerful trend.

The Telecommunication Services sector was also a bright spot. Despite being underweight in the group, names such as Millicom International (MICC) and American Tower (AMT) made heroic advances relative to more sluggish names in the S&P 500. We think these companies should continue to prosper given the ongoing global wireless/mobile internet boom.

In the Consumer Staples arena, SABMiller (SBMRY) stood out as a top performer as the company’s emerging market growth opportunities garnered more attention. Other names such as Walgreens (WAG) and Diageo (DEO) also helped to bolster results within the group. Despite the robust performance of Amazon (AMZN), we lagged the S&P 500 for the year in the Consumer Discretionary category. While names such as Carnival (CCL) and Disney (DIS) started to come to life in fiscal Q4, more sluggish names such as Nike (NKE) and Lowe’s (LOW) served as a drag on relative results.

Within the Financials sector, the Fund’s bias towards less credit sensitive entities was a drag on relative performance as we navigated a period in which investors gravitated towards higher risk names. Within the group, asset managers such as T. Rowe Price (TROW) and Brookfield Asset Management (BAM), in addition to regional bank BB&T (BBT), were sources of relative outperformance. On the other end of the spectrum, specialty insurers such as Berkshire Hathaway (BRK’B) and Markel (MKL) negatively affected relative performance.

The Health Care sector was a mild source of relative outperformance for the year. While our underweight stance during the year was the main reason for this, one of our

4

more recently purchased stocks, Novo Nordisk (NVO), was a source of solid relative performance.

After surviving a tumultuous 2008 and holding our own through what was at times a spring-loaded 2009, we look forward to and hope for a more “normal” 2010. In this environment, we believe that our focus on companies with strong balance sheets, relatively predictable growth profiles and reasonable valuations will bear fruit. Moreover, we still think large cap domestic multinationals offer some of the most reasonable values in the marketplace.

New Positions

AutoZone, Inc. (AZO) is the largest specialty auto retailer in the U.S., selling auto parts and accessories to both mechanics and “do it yourself” customers. Industry tailwinds such as the rising average age of vehicles and domestic dealership closings helped the company weather the recent downturn and should continue to support profits. A renewed focus on share gains in the commercial/”do it for me” category represents an additional opportunity for growth. Over time, we expect the company’s industry leading margins and robust cash flows to support further value enhancing initiatives such as share repurchases and debt reduction. Finally, at under 11x 2011 EPS forecasts, we think the stock is an attractive value.

Becton, Dickinson and Company (BDX) is a leading innovator and supplier of medical devices employed in injection and infusion-based drug delivery, specimen collection (involving use of needles and syringes) along with diagnostic and research tools utilized in life sciences R&D. We are attracted to the solid growth characteristics of the company’s core medical business whose more “basic” products should continue to track demographic trends tied to a growing and aging population. Furthermore, we look for the company’s more economically sensitive biosciences business to benefit from global stimulus efforts in addition to general improvement in R&D budgets. In our opinion, BDX is an industry leader with a strong balance sheet, solid growth trajectory and an attractive valuation. BDX also pays a $1.48 dividend which yields 1.9% at current levels.

Increased Positions

Fiserv, Inc. (FISV) is the leading provider of information management and electronic commerce systems for the financial industry. Core processing (i.e. posting checks, tracking and processing payments, managing accounts, and maintaining security) represents roughly 50% of company revenue with the remaining portion coming from the company’s payments segment (electronic bill pay, debit, online banking, etc). Each of these businesses is a market leader with a high recurring revenue component and strong contract renewal rates. The company has done an enviable job of weathering the financial crisis and expects to return to organic growth in 2010. Given the scalability and low cost nature of the company’s operating platform, FISV should exhibit meaningful operating leverage while generating robust cash flow growth as revenues recover. We believe the company can grow earnings per share (EPS) at a low to mid double digit pace while using its strong free cash flow (FCF) to pay down debt, make acquisitions and buy back stock.

5

FPL Group, Inc. (FPL) is a regulated utility serving 4.5 million customers in southern Florida. The company’s NextEra resources segment makes it the largest wind developer in the U.S., positioning the company well for current and upcoming legislation/initiatives focused on controlling carbon emissions and promoting the development of renewable resources. FPL has a strong balance sheet and pays a well covered dividend of $2.00 which yields roughly 4.1% at current levels.

QUALCOMM, Inc. (QCOM) surpassed Texas Instruments (TXN) in mid-2007 to become the largest supplier of semiconductor solutions to wireless handset manufacturers. Roughly one third of the company’s revenues come from its industry-leading wireless patent portfolio; providing a solid, recurring income stream to help finance the company’s massive R&D effort ($2.6 billion in 2009, far more than competitors). Looking ahead, we are encouraged by meaningful opportunities in the growing wireless handset market and are comforted by the company’s dominant (and growing) share of the wireless semiconductor market. QCOM has no debt, $9.37 per share in cash and marketable securities, and trades at what we consider to be an attractive valuation.

Yahoo!, Inc. (YHOO) is a leading diversified player in the online advertising space, with #1 market share in display and #2 market share in search. The company has a 500 million user base and traffic leadership in several categories. Like all advertising stocks, the shares had taken a hit as corporations and small businesses pulled back on marketing budgets. Additionally, the shares suffered from a series of failed attempts to sell the company to Microsoft (MSFT), culminating in a recent deal between the two that left investors unsatisfied. While the aforementioned issues certainly warrant consideration, we believe the shares had come to discount a more draconian outlook than what is likely to occur. Moreover, we are attracted to the company’s valuation given its net cash position, leverage to a rebound in search and display advertising, and substantial interest in promising Asian e-commerce assets.

Sincerely,

Joseph L. Antrim, III
President, The Davenport Core Fund

6

THE DAVENPORT CORE FUND
PERFORMANCE INFORMATION (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in
The Davenport Core Fund and the Standard & Poor's 500 Index

	Average Annual Total Returns(a) (for periods ended March 31, 2010)
	1 Year	5 Years	10 Years
The Davenport Core Fund	45.20%	2.70%	1.06%
Standard & Poor’s 500 Index	49.77%	1.92%	-0.65%

(a)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

7

THE DAVENPORT CORE FUND
PORTFOLIO INFORMATION March 31, 2010 (Unaudited)

Sector Concentration vs. the Standard & Poor’s 500 Index

Top Ten Equity Holdings
Security Description	% of Net Assets
Markel Corporation	2.5%
Albemarle Corporation	2.4%
Oracle Corporation	2.3%
United Technologies Corporation	2.2%
QUALCOMM, Inc.	2.2%
Wal-Mart Stores, Inc.	2.2%
PepsiCo, Inc.	2.2%
Microsoft Corporation	2.2%
Exxon Mobil Corporation	2.1%
Johnson & Johnson	2.1%

8

THE DAVENPORT CORE FUND
SCHEDULE OF INVESTMENTS March 31, 2010

Shares	COMMON STOCKS — 97.6%	Value
	Consumer Discretionary — 11.2%
11,336	AutoZone, Inc. (a)	$1,962,148
56,750	Carnival Corporation	2,206,440
95,089	Lowe’s Companies, Inc.	2,304,957
27,632	McDonald's Corporation	1,843,607
28,687	NIKE, Inc. - Class B	2,108,494
51,527	Omnicom Group, Inc.	1,999,763
68,967	Walt Disney Company (The)	2,407,638
		14,833,047
	Consumer Staples — 12.9%
28,240	Colgate-Palmolive Company	2,407,742
28,164	Diageo plc - ADR	1,899,662
43,748	PepsiCo, Inc.	2,894,368
36,407	Procter & Gamble Company (The)	2,303,471
82,947	SABMiller plc - ADR	2,422,882
62,664	Walgreen Company	2,324,208
52,835	Wal-Mart Stores, Inc.	2,937,626
		17,189,959
	Energy — 9.9%
34,566	Chevron Corporation	2,621,140
16,917	EOG Resources, Inc.	1,572,266
42,516	Exxon Mobil Corporation	2,847,722
28,265	Occidental Petroleum Corporation	2,389,523
32,053	Schlumberger Ltd.	2,034,083
18,976	Transocean Ltd. (a)	1,639,147
		13,103,881
	Financials — 14.0%
59,728	BB&T Corporation	1,934,590
31,000	Berkshire Hathaway, Inc. - Class B (a)	2,519,370
89,250	Brookfield Asset Management, Inc. - Class A	2,268,735
4,725	CME Group, Inc.	1,493,620
51,721	JPMorgan Chase & Company	2,314,515
9,003	Markel Corporation (a)	3,373,064
43,427	T. Rowe Price Group, Inc.	2,385,445
72,775	Wells Fargo & Company	2,264,758
		18,554,097
	Health Care — 10.3%
33,538	Abbott Laboratories	1,766,782
31,875	Becton, Dickinson and Company	2,509,519
42,119	Johnson & Johnson	2,746,159
29,691	Laboratory Corporation of America Holdings (a)	2,247,906
62,025	Merck & Company, Inc.	2,316,634
27,625	Novo Nordisk A/S - ADR	2,130,440
		13,717,440
	Industrials — 7.2%
28,094	Caterpillar, Inc.	1,765,708
33,673	Danaher Corporation	2,690,809
32,391	United Parcel Service, Inc. - Class B	2,086,304
40,151	United Technologies Corporation	2,955,515
		9,498,336

9

THE DAVENPORT CORE FUND
SCHEDULE OF INVESTMENTS (Continued)

Shares	COMMON STOCKS — 97.6% (Continued)	Value
	Information Technology — 22.5%
52,700	Accenture Ltd. - Class A	$2,210,765
9,530	Apple, Inc. (a)	2,238,883
47,114	Automatic Data Processing, Inc.	2,095,160
101,915	Cisco Systems, Inc. (a)	2,652,847
50,918	Fiserv, Inc. (a)	2,584,598
3,839	Google, Inc. - Class A (a)	2,176,752
104,589	Intel Corporation	2,328,151
20,494	International Business Machines Corporation	2,628,355
98,489	Microsoft Corporation	2,882,773
121,067	Oracle Corporation	3,110,211
70,050	QUALCOMM, Inc.	2,941,399
118,300	Yahoo!, Inc. (a)	1,955,499
		29,805,393
	Materials — 5.5%
75,303	Albemarle Corporation	3,210,167
17,297	Potash Corporation of Saskatchewan, Inc.	2,064,397
24,839	Praxair, Inc.	2,061,637
		7,336,201
	Telecommunication Services — 2.6%
34,675	American Tower Corporation (a)	1,477,502
21,456	Millicom International Cellular S.A.	1,912,802
		3,390,304
	Utilities — 1.5%
42,067	FPL Group, Inc.	2,033,098

	Total Common Stocks (Cost $109,972,792)	$129,461,756

Shares	EXCHANGE-TRADED FUNDS — 1.4%	Value
32,374	SPDR® S&P® Biotech ETF (Cost $2,135,583)	$1,940,821

Shares	MONEY MARKET FUNDS — 1.4%	Value
1,842,095	First American Treasury Obligations Fund - Class Y, 0.00% (b) (Cost $1,842,095)	$1,842,095

	Total Investments at Value — 100.4% (Cost $113,950,470)	$133,244,672

	Liabilities in Excess of Other Assets — (0.4%)	(583,085)

	Net Assets — 100.0%	$132,661,587

(a)	Non-income producing security.

(b)	Variable rate security. The rate shown is the 7-day effective yield as of March 31, 2010.

ADR - American Depositary Receipt

See accompanying notes to financial statements.

10

THE DAVENPORT CORE FUND
STATEMENT OF ASSETS AND LIABILITIES March 31, 2010

ASSETS
Investments in securities:
At acquisition cost	$113,950,470
At market value (Note 1)	$133,244,672
Dividends receivable	155,348
Receivable for capital shares sold	107,924
Other assets	19,355
TOTAL ASSETS	133,527,299

LIABILITIES
Payable for capital shares redeemed	752,784
Accrued investment advisory fees (Note 3)	92,293
Accrued administration fees (Note 3)	15,800
Accrued compliance fees (Note 3)	1,450
Other accrued expenses	3,385
TOTAL LIABILITIES	865,712

NET ASSETS	$132,661,587

Net assets consist of:
Paid-in capital	$126,855,775
Undistributed net investment income	20,910
Accumulated net realized losses from security transactions	(13,509,300)
Net unrealized appreciation on investments	19,294,202
Net assets	$132,661,587

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	11,005,812

Net asset value, offering price and redemption price per share (Note 1)	$12.05

See accompanying notes to financial statements.

11

THE DAVENPORT CORE FUND
STATEMENT OF OPERATIONS Year Ended March 31, 2010

INVESTMENT INCOME
Dividends (Net of foreign tax of $25,930)	$2,037,131
Interest	106
TOTAL INVESTMENT INCOME	2,037,237

EXPENSES
Investment advisory fees (Note 3)	874,528
Administration fees (Note 3)	172,083
Custodian and bank service fees	18,734
Professional fees	17,788
Compliance service fees and expenses (Note 3)	16,817
Trustees’ fees and expenses	14,702
Registration fees	13,591
Printing of shareholder reports	13,280
Insurance expense	11,292
Postage and supplies	2,999
Other expenses	8,483
TOTAL EXPENSES	1,164,297

NET INVESTMENT INCOME	872,940

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized losses from security transactions	(1,188,524)
Net change in unrealized appreciation/depreciation on investments	42,183,572

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	40,995,048

NET INCREASE IN NET ASSETS FROM OPERATIONS	$41,867,988

See accompanying notes to financial statements.

12

THE DAVENPORT CORE FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2010	Year Ended March 31, 2009
FROM OPERATIONS
Net investment income	$872,940	$1,259,622
Net realized losses from security transactions	(1,188,524)	(12,016,458)
Net change in unrealized appreciation/depreciation on investments	42,183,572	(47,088,050)
Net increase (decrease) in net assets from operations	41,867,988	(57,844,886)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(865,302)	(1,246,350)
From net realized capital gains from security transactions	—	(3,235,173)
Decrease in net assets from distributions to shareholders	(865,302)	(4,481,523)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	11,590,012	18,040,702
Net asset value of shares issued in reinvestment of distributions to shareholders	821,362	4,278,733
Payments for shares redeemed	(13,110,640)	(23,433,413)
Net decrease in net assets from capital share transactions	(699,266)	(1,113,978)

TOTAL INCREASE (DECREASE) IN NET ASSETS	40,303,420	(63,440,387)

NET ASSETS
Beginning of year	92,358,167	155,798,554
End of year	$132,661,587	$92,358,167

UNDISTRIBUTED NET INVESTMENT INCOME	$20,910	$13,272

CAPITAL SHARE ACTIVITY
Shares sold	1,095,709	1,507,925
Shares reinvested	76,595	460,719
Shares redeemed	(1,220,427)	(2,184,995)
Net decrease in shares outstanding	(48,123)	(216,351)
Shares outstanding at beginning of year	11,053,935	11,270,286
Shares outstanding at end of year	11,005,812	11,053,935

See accompanying notes to financial statements.

13

THE DAVENPORT CORE FUND
FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
	Years Ended March 31,
	2010	2009	2008	2007	2006
Net asset value at beginning of year	$8.36	$13.82	$14.75	$13.99	$13.08

Income (loss) from investment operations:
Net investment income	0.08	0.11	0.10	0.10	0.07
Net realized and unrealized gains (losses) on investments	3.69	(5.17)	0.53	1.28	1.17
Total from investment operations	3.77	(5.06)	0.63	1.38	1.24

Less distributions:
Dividends from net investment income	(0.08)	(0.11)	(0.10)	(0.10)	(0.07)
Distributions from net realized gains	—	(0.29)	(1.46)	(0.52)	(0.26)
Total distributions	(0.08)	(0.40)	(1.56)	(0.62)	(0.33)

Net asset value at end of year	$12.05	$8.36	$13.82	$14.75	$13.99

Total return (a)	45.20%	(36.85)%	3.44%	10.02%	9.48%

Net assets at end of year (000’s)	$132,662	$92,358	$155,799	$151,655	$148,923

Ratio of expenses to average net assets	1.00%	1.00%	0.96%	0.98%	0.98%

Ratio of net investment income to average net assets	0.75%	0.98%	0.60%	0.67%	0.50%

Portfolio turnover rate	25%	39%	37%	26%	39%

(a)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying notes to financial statements.

14

THE DAVENPORT CORE FUND
NOTES TO FINANCIAL STATEMENTS March 31, 2010

1. Organization and Significant Accounting Policies

The Davenport Core Fund (the “Fund”) is a no-load, diversified series of the Williamsburg Investment Trust (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on July 18, 1988. Other series of the Trust are not incorporated in this report. The Fund began operations on January 15, 1998.

The Fund’s investment objective is long term growth of capital through investment in a diversified portfolio of common stocks. Current income is incidental to this objective and may not be significant.

The following is a summary of the Fund’s significant accounting policies:

Securities valuation — The Fund’s portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Fixed income securities will ordinarily be traded in the over-the-counter market and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. Short-term instruments (those with remaining maturities of 60 days or less) may be valued at amortized cost, which approximates market value.

When market quotations are not readily available, securities may be valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities. If a pricing service cannot provide a valuation, securities will be valued in good faith at fair value using procedures established by and under the general supervision of the Board of Trustees. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of the security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

Accounting principles generally accepted in the United States (“GAAP”) establish a single authoritative definition of fair value, set out a framework for measuring fair value and require additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs

•	Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

15

THE DAVENPORT CORE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2010 by security type:

	Level 1	Level 2	Level 3	Total
Common Stocks	$129,461,756	$—	$—	$129,461,756
Exchange-Traded Funds	1,940,821	—	—	1,940,821
Money Market Funds	—	1,842,095	—	1,842,095
Total	$131,402,577	$1,842,095	$—	$133,244,672

Refer to the Fund’s Schedule of Investments for a listing of the securities valued using Level 1 inputs by sector type.

Repurchase agreements — The Fund may enter into repurchase agreements. The repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market. At the time the Fund enters into the repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, the Fund actively monitors and seeks additional collateral, as needed. If the seller defaults, the fair value of the collateral may decline and realization of the collateral by the Fund may be delayed or limited.

Share valuation — The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the net asset value per share.

Investment income — Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed-income securities purchased are amortized using the interest method.

Security transactions — Security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis.

Common expenses — Common expenses of the Trust are allocated among the funds within the Trust based on relative net assets of each fund or the nature of the services performed and the relative applicability to each fund.

Distributions to shareholders — Dividends arising from net investment income are declared and paid quarterly to shareholders of the Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. Dividends and distributions are recorded on the ex-dividend date. The tax character of distributions paid during the years ended March 31, 2010 and March 31, 2009 was as follows:

Year Ended	Ordinary Income	Long-Term Capital Gains	Total
March 31, 2010	$865,302	$—	$865,302
March 31, 2009	$1,246,350	$3,235,173	$4,481,523

16

THE DAVENPORT CORE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax — It is the Fund’s policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of March 31, 2010:

Cost of portfolio investments	$114,254,788
Gross unrealized appreciation	$23,116,973
Gross unrealized depreciation	(4,127,089)
Net unrealized appreciation	$18,989,884
Undistributed ordinary income	20,910
Capital loss carryforwards	(13,204,982)
Accumulated earnings	$5,805,812

The difference between the federal income tax cost and the financial statement cost is due to certain timing differences in the recognition of capital gains and losses under income tax regulations and GAAP. These timing differences are temporary in nature and are due to the tax deferral of losses on wash sales.

As of March 31, 2010, the Fund had capital loss carryforwards of $13,204,982, of which $2,581,964 expires March 31, 2017 and $10,623,018 expires March 31, 2018. These capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the Fund’s tax positions taken on Federal income tax returns for all open tax years (tax years ended March 31, 2007 through March 31, 2010) and concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

17

THE DAVENPORT CORE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

2. Investment Transactions

During the year ended March 31 2010, the cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments and U.S. government securities, totaled $28,321,254 and $28,302,835, respectively.

3. Transactions with Affiliates

INVESTMENT ADVISORY AGREEMENT
The Fund’s investments are managed by Davenport & Company LLC (the “Adviser”) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of .75% of its average daily net assets. Certain officers of the Trust are also officers of the Adviser.

MUTUAL FUND SERVICES AGREEMENT
Under the terms of a Mutual Fund Services Agreement between the Trust and Ultimus Fund Solutions, LLC (“Ultimus”), Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Fund. For these services, Ultimus receives a monthly fee from the Fund at an annual rate of .15% on its average daily net assets up to $25 million, .125% on the next $25 million of such assets and .10% on such assets in excess of $50 million, subject to a minimum monthly fee of $4,000, plus a shareholder recordkeeping fee at the annual rate of $10 per shareholder account in excess of 1,000 accounts. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Fund’s portfolio securities.

Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the “Distributor”), the principal underwriter of the Fund’s shares and an affiliate of Ultimus. The Distributor receives no compensation from the Fund for acting as principal underwriter.

COMPLIANCE CONSULTING AGREEMENT
Under the terms of a Compliance Consulting Agreement between the Trust and Ultimus, Ultimus provides an individual to serve as the Trust’s Chief Compliance Officer and to administer the Trust’s compliance policies and procedures. For these services, the Fund pays Ultimus an annual base fee of $15,000 plus an asset-based fee equal to 0.01% per annum on average net assets in excess of $100 million. In addition, the Fund reimburses Ultimus for any out-of-pocket expenses incurred for providing these services.

4. Contingencies and Commitments

The Fund indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

18

THE DAVENPORT CORE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

6. Recent Accounting Pronouncement

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.” ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required by ASU No. 2010-06 are effective for interim and annual reporting periods beginning after December 31, 2009 and others for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. Management is currently evaluating the impact ASU No. 2010-06 will have on the Fund’s financial statement disclosures.

19

THE DAVENPORT CORE FUND
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The Davenport Core Fund of the Williamsburg Investment Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Davenport Core Fund (the “Fund”) (a series of the Williamsburg Investment Trust) as of March 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2010, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Davenport Core Fund at March 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Cincinnati, Ohio
May 27, 2010

20

THE DAVENPORT CORE FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

Overall responsibility for management of the Fund rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Fund. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Fund:

	Trustee	Address	Age	Position Held with the Trust	Length of Time Served
*	Charles M. Caravati, Jr.	931 Broad Street Road Manakin-Sabot, VA	73	Chairman and Trustee	Since June 1991
*	Austin Brockenbrough III	1802 Bayberry Court, Suite 400 Richmond, VA	73	Trustee	Since September 1988
*	John T. Bruce	800 Main Street Lynchburg, VA	56	Trustee	Since September 1988
	Robert S. Harris	100 Darden Boulevard Charlottesville, VA	60	Trustee	Since January 2007
	J. Finley Lee, Jr.	448 Pond Apple Drive North Naples, FL	70	Trustee	Since September 1988
	Richard L. Morrill	University of Richmond Richmond, VA	70	Trustee	Since March 1993
	Harris V. Morrissette	100 Jacintoport Boulevard Saraland, AL	50	Trustee	Since March 1993
	Samuel B. Witt III	302 Clovelly Road Richmond, VA	74	Trustee	Since November 1988
	Joseph L. Antrim III	One James Center 901 E. Cary Street Richmond, VA	64	President	Since November 1997
	John P. Ackerly IV	One James Center 901 E. Cary Street Richmond, VA	46	Vice President	Since November 1997
	Robert G. Dorsey	225 Pictoria Drive, Suite 450 Cincinnati, OH	53	Vice President	Since November 2000
	Mark J. Seger	225 Pictoria Drive, Suite 450 Cincinnati, OH	48	Treasurer	Since November 2000
	John F. Splain	225 Pictoria Drive, Suite 450 Cincinnati, OH	53	Secretary	Since November 2000
	Tina H. Bloom	225 Pictoria Drive, Suite 450 Cincinnati, OH	41	Chief Compliance Officer	Since August 2006

*
Messrs. Bruce and Brockenbrough, as affiliated persons of investment advisers to the Trust, are “interested persons” of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940. Charles M. Caravati, Jr. is the father of Charles M. Caravati III, an officer of The Jamestown Funds, which are other portfolios of the Trust.

21

THE DAVENPORT CORE FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Each Trustee oversees nine portfolios of the Trust, including the Fund. The principal occupations of the Trustees and executive officers of the Fund during the past five years and public directorships held by the Trustees are set forth below:

Charles M. Caravati, Jr. is a retired physician. He is also the retired President of Dermatology Associates of Virginia, P.C.

Austin Brockenbrough III is President and Managing Director of Lowe, Brockenbrough & Company, Inc. (an investment advisory firm). He is a member of the Board of Directors of Tredegar Corporation (a plastics manufacturer) and Wilkinson O’Grady & Co., Inc. (a global asset manager).

John T. Bruce is a Principal of Flippin, Bruce & Porter, Inc. (an investment advisory firm).

Robert S. Harris is the C. Stewart Sheppard Professor of Business Administration at The Darden Graduate School of Business Administration at the University of Virginia. He was previously the dean at Darden. Professor Harris has published widely on corporate finance, financial markets and mergers and acquisitions and has served as a consultant to corporations and government agencies.

J. Finley Lee, Jr. is a financial consultant and the Julian Price Professor Emeritus at the University of North Carolina.

Richard L. Morrill serves as President of the Teagle Foundation (charitable foundation) and Chancellor of the University of Richmond. He is also a member of the Board of Directors of Tredegar Corporation and Albemarle Corporation (specialty chemical manufacturer).

Harris V. Morrissette is President of China Doll Rice and Beans Inc. and Dixie Lily Foods. He is a member of the Board of Directors of BancTrust Financial Group, Inc. (a bank holding company). In addition, he is Chairman of Azalea Aviation, Inc. (an airplane fueling company).

Samuel B. Witt III is the retired Senior Vice President and General Counsel of Stateside Associates, Inc. He is also a member of the Board of Directors of The Swiss Helvetia Fund, Inc. (a closed-end investment company).

Joseph L. Antrim III is Executive Vice President of the Adviser.

John P. Ackerly IV is Senior Vice President and Portfolio Manager of the Adviser.

Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

John F. Splain is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Tina H. Bloom is Vice President of Administration of Ultimus Fund Solutions, LLC.

Additional information about members of the Board of Trustees and executive officers is available in the Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call 1-800-281-3217.

22

THE DAVENPORT CORE FUND
YOUR FUND’S EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. These ongoing costs, which are deducted from the Fund’s gross income, directly reduce the investment return of the Fund.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (October 1, 2009 through March 31, 2010).

The table below illustrates the Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission (“SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Fund’s expenses, including historical annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

	Beginning Account Value October 1, 2009	Ending Account Value March 31, 2010	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,122.40	$5.24
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.00	$4.99

*	Expenses are equal to the Fund’s annualized expense ratio of 0.99% for the period, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

23

THE DAVENPORT CORE FUND
OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-281-3217, or on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-800-281-3217, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Fund with the SEC as of the first and third quarters of each fiscal year on Form N-Q. These filings are available upon request by calling 1-800-281-3217. Furthermore, you may obtain a copy of these filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A complete listing of portfolio holdings for the Fund is updated daily and can be reviewed at the Fund’s website at http://www.investdavenport.com.

FEDERAL TAX INFORMATION (Unaudited)

For the fiscal year ended March 31, 2010, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate up to a maximum amount of $865,302 as taxed at a maximum rate of 15%. For the fiscal year ended March 31, 2010, 100% of the dividends paid from ordinary income by the Fund qualified for the dividends received deduction for corporations. Complete information will be computed and reported in conjunction with your 2010 Form 1099-DIV.

24

THE DAVENPORT CORE FUND
DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At an in-person meeting held on February 9, 2010, the Board of Trustees, including a majority of the Independent Trustees, approved the continuance for a one-year period of the Investment Advisory Agreement with the Adviser on behalf of The Davenport Core Fund. Below is a discussion of the factors considered by the Board of Trustees along with the conclusions with respect thereto that formed the basis for the Board’s approval.

In selecting the Adviser and approving the continuance of the Investment Advisory Agreement, the Trustees considered all information they deemed reasonably necessary to evaluate the terms of the Agreement. The principal areas of review by the Trustees were the nature, extent and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services. These matters were considered by the Independent Trustees consulting with experienced counsel for the Independent Trustees, who is independent of the Adviser.

The Trustees’ evaluation of the quality of the Adviser’s services took into account their knowledge and experience gained through meetings with and reports of the Adviser’s senior management over the course of the preceding year. Both short-term and long-term investment performance of the Fund was considered. The Fund’s performance was compared to its performance benchmark and to that of competitive funds with similar investment objectives and to the Adviser’s comparably managed private accounts. The Trustees also considered the scope and quality of the in-house capabilities of the Adviser and other resources dedicated to performing services for the Fund. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, were considered in light of the Fund’s compliance with investment policies and applicable laws and regulations and of related reports by management and the Fund’s independent public accounting firm in periodic meetings with the Trust’s Audit Committee. The Trustees also considered the business reputation of the Adviser, the qualifications of its key investment and compliance personnel, and its financial resources.

In reviewing the fees payable under the Investment Advisory Agreement, the Trustees compared the advisory fees and overall expense levels of the Fund with those of competitive funds with similar investment objectives as well as the private accounts managed by the Adviser. The Trustees considered information provided by the Adviser concerning the Adviser’s profitability with respect to the Fund, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. For these purposes, the Trustees took into account not only the fees paid by the Fund, but also so-called “fallout” benefits to the Adviser. The Trustees also considered the fact that all of the Fund’s portfolio trades were executed by the Adviser at no cost to the Fund. In evaluating the Fund’s advisory fees, the Trustees took into account the complexity and quality of the investment management of the Fund.

Based upon their review of this information, the Independent Trustees concluded that: (i) although the performance of the Fund during 2009 lagged the returns of its primary benchmark (the S&P 500 Index) and the Lipper average for comparably managed funds, its longer term performance (i.e., for 3 years, 5 years and 10 years) has exceeded the returns of those benchmarks, suggesting that the Fund has delivered solid risk-adjusted returns over a full market cycle; (ii) although the advisory fees payable to the Adviser are in the higher range of fees for other comparably managed

25

THE DAVENPORT CORE FUND
DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

funds, the Independent Trustees believe the fees to be reasonable given the scope and quality of services provided by the Adviser; (iii) the total operating expense ratio of the Fund is lower than the average expense ratio for comparably managed funds, according to statistics derived from Morningstar, Inc., and (iv) the Adviser has further benefited the Fund’s shareholders by executing portfolio transactions at no cost to the Fund and providing services to the shareholders.

Given the current size of the Fund and its expected growth, the Independent Trustees did not believe that at the present time it would be relevant to consider the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale. The Independent Trustees also considered the “fallout” benefits to, and the profitability of, the Adviser with respect to the Fund, but given the amounts involved viewed these as secondary factors in connection with the evaluation of the reasonableness of the advisory fees paid by the Fund.

No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve continuance of the Investment Advisory Agreement. Rather the Trustees concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of the Fund and its shareholders to continue the Investment Advisory Agreement without modification to its terms, including the fees charged for services thereunder.

26

THE DAVENPORT CORE FUND

Investment Adviser
Davenport & Company LLC
One James Center
901 East Cary Street
Richmond, Virginia 23219-4037

Administrator
Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707
1-800-281-3217

Custodian
US Bank NA
425 Walnut Street
Cincinnati, Ohio 45202

Independent Registered Public
Accounting Firm
Ernst & Young LLP
1900 Scripps Center
312 Walnut Street
Cincinnati, Ohio 45202

Legal Counsel
Sullivan & Worcester LLP
One Post Office Square
Boston, Massachusetts 02109

Board of Trustees
Austin Brockenbrough III
John T. Bruce
Charles M. Caravati, Jr.
Robert S. Harris
J. Finley Lee, Jr.
Richard L. Morrill
Harris V. Morrissette
Samuel B. Witt III

Officers
Joseph L. Antrim III, President
John P. Ackerly IV, Vice President

Davenport & Company LLC
One James Center
901 East Cary Street
Richmond, VA 23219

Member: NYSE • SIPC

Toll Free: (800) 846-6666
www.investdavenport.com

STATEMENT OF ADDITIONAL INFORMATION

THE
FLIPPIN, BRUCE & PORTER
FUNDS

FBP Value Fund – Ticker Symbol: FBPEX
FBP Balanced Fund – Ticker Symbol: FBPBX

August 1, 2010

Series of
WILLIAMSBURG INVESTMENT TRUST
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246
Telephone 1-866-738-1127

FUND OBJECTIVES, INVESTMENTS, STRATEGIES AND RISKS	2
DESCRIPTION OF BOND RATINGS	8
INVESTMENT LIMITATIONS	11
TRUSTEES AND OFFICERS	13
INVESTMENT ADVISER	22
ADMINISTRATOR	24
DISTRIBUTOR	25
OTHER SERVICE PROVIDERS	25
PORTFOLIO SECURITIES AND BROKERAGE	25
SPECIAL SHAREHOLDER SERVICES	27
PURCHASE OF SHARES	28
REDEMPTION OF SHARES	29
NET ASSET VALUE DETERMINATION	29
FUND EXPENSES	30
ADDITIONAL TAX INFORMATION	30
GENERAL INFORMATION ABOUT THE TRUST	32
CALCULATION OF PERFORMANCE DATA	35
FINANCIAL STATEMENTS AND REPORTS	37
PROXY VOTING POLICIES AND PROCEDURES (APPENDIX A)	38

This Statement of Additional Information is not a prospectus and should only be read in conjunction with the Prospectus of the Flippin, Bruce & Porter Funds dated August 1, 2010.  This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus.  The Prospectus may be obtained from the Funds, for no charge, at the address and phone number shown above

FUND OBJECTIVES, INVESTMENTS, STRATEGIES AND RISKS

The FBP Balanced Fund (the “Balanced Fund”) and the FBP Value Fund (the “Value Fund”) are two separate investment portfolios of Williamsburg Investment Trust (the “Trust”).  All information contained herein applies to each of the Funds unless otherwise noted.

The investment objectives and principal strategies of the Funds are described in the Prospectus.  Supplemental information about these strategies is set forth below.  Certain capitalized terms used herein are defined in the Prospectus.

Writing Covered Call Options.  When the Adviser believes that individual portfolio securities held by the Funds are approaching the top of the Adviser’s growth and price expectations, covered call options (“calls”) may be written (sold) against such securities.  When a Fund writes a call, it receives a premium and agrees to sell the underlying security to a purchaser of a corresponding call at a specified price (“strike price”) by a future date (“exercise price”).  To terminate its obligation on a call a Fund has written, it may purchase a corresponding call in a “closing purchase transaction.”  A profit or loss will be realized, depending upon whether the price of the closing purchase transaction is more or less than the premium (net of transaction costs) previously received on the call written.  A Fund may realize a profit if the call it has written lapses unexercised, in which case the Fund keeps the premium and retains the underlying security as well.  If a call written by a Fund is exercised, the Fund forgoes any possible profit from an increase in the market price of the underlying security over an amount equal to the exercise price plus the premium received.  The Funds write options only for hedging purposes and not for speculation.  If the Adviser is incorrect in its expectations and the market price of a stock subject to a call option rises above the exercise price of an option, the Funds will lose the opportunity for further appreciation of that security.  If the Funds desire to enter into a closing purchase transaction, but there is no market when they desire to do so, they would have to hold the securities underlying the call until the call lapses or until the call is executed.

The Funds may also purchase put and call options on securities.  If a put or call option purchased by a Fund is not sold when it has value remaining, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option.  Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

The Funds will only write and purchase options that are issued by the Options Clearing Corporation and listed on a national securities exchange.  Transactions in options affect the Funds’ portfolio turnover rate and the brokerage commissions paid.  Commissions for options, which are normally higher than for general securities transactions, are payable when writing calls and when purchasing closing purchase transactions.  Options transactions by the Funds are subject to limitations established by each of the exchanges governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers.  Therefore the number of options the Funds may write or purchase may be affected by options written or held by other entities, including other clients of the Adviser.  An exchange may order the liquidation of positions found to be in violation of these limits and may impose certain other sanctions.

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Foreign Securities.  Because of the inherent risk of foreign securities over domestic issues, the Funds will not invest in foreign investments except those traded domestically as American Depositary Receipts (“ADRs”).  ADRs are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation.  The Funds may invest in foreign securities in order to take advantage of opportunities for growth where, as with domestic securities, they are depressed in price because they are out of favor with most investors. The same factors would be considered in selecting foreign securities as with domestic securities, as discussed in the Prospectus.  Foreign securities investment presents special considerations not typically associated with investments in domestic securities. Foreign taxes may reduce income.  Currency exchange rates and regulations may cause fluctuation in the value of foreign securities.  Foreign securities are subject to different regulatory environments than in the United States and, compared to the United States, there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers.  Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial or social instability or adverse diplomatic developments.  There may be difficulties in obtaining service of process on foreign issuers and difficulties enforcing judgments against such issuers with respect to claims under U.S. securities laws.  Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values.  The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again.

Warrants and Rights.  Warrants are essentially options to purchase equity securities at specific prices and are valid for a specific period of time.  Prices of warrants do not necessarily move in concert with the prices of the underlying securities.  Rights are similar to warrants but generally have a short duration and are distributed directly by the issuer to its shareholders.  Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

U.S. Government Securities.  The Funds may invest in debt obligations that are issued or guaranteed by the U.S. Government, its agencies and instrumentalities (“U.S. Government Securities”) as described herein.  U.S. Government Securities include the following securities: (1) U.S. Treasury obligations of various interest rates, maturities and issue dates, such as U.S. Treasury bills (mature in one year or less), U.S. Treasury notes (mature in one to seven years), and U.S. Treasury bonds (mature in more than seven years), the payments of principal and interest of which are all backed by the full faith and credit of the U.S. Government; (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Government, e.g., obligations of the Government National Mortgage Association (“GNMA”), the Farmers Home Administration and the Export Import Bank; some of which do not carry the full faith and credit of the U.S. Government but which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of the Tennessee Valley Authority, the U.S. Postal Service, the Federal National Mortgage Association (“FNMA”), and the Federal Home Loan Mortgage Corporation (“FHLMC”); and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association, the Federal Home Loan Banks and the Federal Farm Credit Bank; and (3) any of the foregoing purchased subject to repurchase agreements as described herein. The guarantee of the U.S. Government does not extend to the yield or value of U.S. Government Securities or of the Funds’ shares.

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Obligations of GNMA, FNMA and FHLMC may include direct pass-through “Certificates,” representing undivided ownership interests in pools of mortgages.  Such Certificates are guaranteed as to payment of principal and interest (but not as to price and yield) by the U.S. Government or the issuing agency.  Mortgage Certificates are subject to more rapid prepayment than their stated maturity date would indicate; their rate of prepayment tends to accelerate during periods of declining interest rates and, as a result, the proceeds from such prepayments may be reinvested in instruments that have lower yields.  To the extent such securities were purchased at a premium, such prepayments could result in capital losses.

Repurchase Agreements.  The Funds may acquire U.S. Government Securities subject to repurchase agreements.  A repurchase transaction occurs when, at the time a Fund purchases a security (normally a U.S. Government Security), it also resells it to the vendor (normally a member bank of the Federal Reserve System or a registered Government Securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future.  Such securities, including any securities so substituted, are referred to as the “Repurchase Securities.”  The repurchase price exceeds the purchase price by an amount that reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.

The majority of these transactions run day to day and the delivery pursuant to the resale typically will occur within one to five days of the purchase.  The Funds’ risk is limited to the ability of the vendor to pay the agreed upon sum upon the delivery date. In the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest to the extent that the proceeds from the sale and accrued interest on the securities are less than the resale price provided in the repurchase agreement. These risks are minimized when the Funds hold a perfected security interest in the Repurchase Securities and can therefore sell the instrument promptly.  Under guidelines adopted by the Trustees, the Adviser will carefully consider the creditworthiness of a vendor during the term of the repurchase agreement.  Repurchase agreements are considered as loans collateralized by the Repurchase Securities, such agreements being defined as “loans” under the Investment Company Act of 1940 (the “1940 Act”).  The return on such “collateral” may be more or less than that from the repurchase agreement.  The market value of the resold securities will be monitored so that the value of the “collateral” is at all times at least equal to the value of the loan, including the accrued interest earned thereon.  All Repurchase Securities will be held by the Funds’ custodian either directly or through a securities depository.  Each Fund will not enter into a repurchase agreement that will cause more than 10% of its net assets to be invested in repurchase agreements that extend beyond seven days and other illiquid securities.

Collateralized Mortgage Obligations and Other Mortgage-Related Securities.  The Balanced Fund may invest in collateralized mortgage obligations (“CMOs”) which are generally backed by mortgage pass-through securities or whole mortgage loans.  CMOs are usually structured into classes of varying maturities and principal payment priorities.  The prepayment sensitivity of each class may or may not resemble that of the CMOs’ collateral depending on the maturity and structure of that class.  CMOs pay interest and principal (including prepayments) monthly, quarterly or semiannually.  Most CMOs are AAA rated, reflecting the credit quality of the underlying collateral; however, some classes carry greater price risk than that of their underlying collateral.  The Adviser will invest in CMO classes only if their characteristics and interest rate sensitivity fit the investment objectives and policies of the Fund.

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In addition to the mortgage pass-through securities and the CMOs mentioned above, the Balanced Fund may also invest in other mortgage derivative products if the Adviser views them to be consistent with the overall policies and objectives of the Fund.  Current offerings include “principal only” (PO) and “interest only” (IO) Stripped Mortgage Backed Securities (“SMBS”).  POs and IOs are created when a mortgage pass-through certificate is separated into two securities – one security representing a claim to principal distributions and the other representing a claim to the corresponding interest payments.  As prepayments on the underlying mortgage loans rise (typically when interest rates fall), the PO security holders receive their principal sooner than expected, which serves to increase the POs’ yield.  The IO security holders receive interest payments only on the outstanding principal amount of the underlying mortgage loans.  Therefore, if prepayments on the notional principal on the IO rise, the IO’s price will fall.  As POs generally benefit from declining interest rates and IOs generally benefit from rising interest rates, these securities can provide an effective way to stabilize portfolio value.

SMBS are much more sensitive to prepayment fluctuations than are regular mortgage-backed securities and therefore involve more risk.  Due to the deep discounted prices of SMBS, any mismatch in actual versus anticipated prepayments of principal will significantly increase or decrease the yield to maturity.  In general, changes in interest rate levels will have the greatest effect on prepayments.  Sufficiently high prepayments could result in purchasers of IOs not recovering the full amount of their initial investment.

The Adviser expects that governmental, government-related and private entities may create other mortgage-related securities offering mortgage pass-through and mortgage collateralized instruments in addition to those described herein.  As new types of mortgage securities are developed and offered, the Adviser may, consistent with the Fund’s investment objectives, policies and quality standards, consider making investments in such new types of mortgage-related securities.

Asset-Backed Securities.  The Balanced Fund may invest in asset-backed securities backed by loans such as automobile loans, home equity loans, credit card receivables, marine loans, recreational vehicle loans and manufactured housing loans.  Typically, asset-backed securities represent undivided fractional interests in a pool whose assets consist of loans and security interests in the collateral securing the loans.  Payments of principal and interest on asset-backed securities are passed through monthly to certificate holders.  In some cases, asset-backed securities are divided into senior and subordinated classes so as to enhance the quality of the senior class.  Underlying loans are subject to prepayment, which may reduce the overall return to certificate holders.  If the subordinated classes are exhausted and the full amounts due on underlying loans are not received because of unanticipated costs, depreciation, damage or loss of the collateral securing the contracts, or other factors, certificate holders may experience delays in payment or losses on asset-backed securities.  The Balanced Fund may invest in other asset-backed securities that may be developed in the future.

Zero Coupon and Original Issue Discount (“OID”) Bonds.  The Balanced Fund may invest in zero coupon and original issue discount bonds, which are typically offered without coupons or with very low coupons.  These bonds will typically be more interest rate sensitive than a comparable maturity current coupon bond.  The majority of zero coupon bonds have been created when a qualified U.S. Government Security is exchanged for a series of “Strips” through the Federal Reserve Bank.  Strips have been created from, among others, U.S. Treasury, Resolution Trust Corporation and Financing Corporation securities.  A number of U.S. Government Securities have also been repackaged by broker-dealers or commercial banks into trusts that issue zero coupon receipts such as U.S. Treasury

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Receipts (“TRs”) or Treasury Investment Growth Receipts (“TIGRs”).  Zero coupon and original issue discount bonds generate income under generally accepted accounting principles, but do not generate cash flow, resulting in the possibility that the Fund may be required to sell portfolio securities to make distributions as required under Subchapter M of the Internal Revenue Code.

Variable and Floating Rate Securities.  The Funds may invest in variable or floating rate securities which adjust the interest rate paid at periodic intervals based on an interest rate index.  Typically, floating rate securities use as their benchmark an index such as the 1, 3 or 6 month LIBOR, 3, 6 or 12 month Treasury bills, or the Federal Funds rate.  Resets of the rates can occur at predetermined intervals or whenever changes in the benchmark index occur.

Shares of Other Investment Companies.  Each Fund may invest up to 5% of its total assets in shares of other investment companies which are generally authorized to invest in securities eligible for purchase by such Fund.  Such other investment companies include Standard & Poor’s Depositary Receipts (“SPDRs”) and shares of the DIAMONDS Trust (“DIAMONDs”).  SPDRs are exchange-traded securities that represent ownership of the SPDR Trust, a long-term unit investment trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the Standard & Poor’s Composite Stock Price Index. Holders of SPDRs are entitled to receive proportionate quarterly distributions corresponding to the dividends which accrue on the S&P 500 stocks in the underlying portfolio, less accumulated expenses of the SPDR Trust.  DIAMONDs operate similarly to SPDRs, except that the DIAMONDS Trust is intended to track the price performance and dividend yield of the Dow Jones Industrial Average.  Unlike traditional mutual funds, SPDRs and DIAMONDs are traded like a stock on a securities exchange and may be purchased and sold throughout the trading day based upon their market price.  This characteristic of SPDRs and DIAMONDs is a risk separate and distinct from the risk that the net asset value will decrease.

Shares of other exchange-traded funds (“ETFs”) may also be purchased by the Funds.  An ETF is an investment company registered under the 1940 Act that holds a portfolio of securities designed to track the performance of a particular index.  ETFs sell and redeem their shares at net asset value in large blocks (typically 50,000 of its shares) called “creation units.”  Shares representing fractional interests in these creation units are listed for trading on national securities exchanges and can be purchased and sold in the secondary market in lots of any size at any time during the trading day.  Some ETFs are subject to percentage investment limitations imposed by the 1940 Act, except to the extent that investments in such ETFs are exempt from percentage limitations, pursuant to Securities and Exchange Commission (“SEC”) Order, in which case they will not be subject to any such investment limitation.  Investments in ETFs involve certain inherent risks generally associated with investments in a broadly-based portfolio of securities including: (1) risks that the general level of securities prices may decline, thereby adversely affecting the value of each unit of the ETF; (2) an ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or number of securities held; (3) an ETF may also be adversely affected by the performance of the specific index, market sector or group of industries on which it is based; and (4) an ETF may not track an index as well as a traditional index fund because ETFs are valued by the market and, therefore, there may be a difference between the market value and the ETF’s net asset value.

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To the extent the Funds invest in securities of other investment companies, Fund shareholders would indirectly pay a portion of the operating costs of such companies.  These costs include management, brokerage, shareholder servicing and other operational expenses.  Indirectly, then, shareholders may pay higher operational costs than if they owned the underlying investment companies directly.

Description of Money Market Instruments.  Money market instruments may include U.S. Government Securities or corporate debt obligations (including those subject to repurchase agreements) as described herein, provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Funds.  Money market instruments also may include Bankers’ Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes (“Master Notes”).  Bankers’ Acceptances are time drafts drawn on and “accepted” by a bank, which are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade.  When a bank “accepts” such a time draft, it assumes liability for its payment.  When the Funds acquire a Bankers’ Acceptance, the bank which “accepted” the time draft is liable for payment of interest and principal when due.  The Bankers’ Acceptance, therefore, carries the full faith and credit of such bank.  A Certificate of Deposit (“CD”) is an unsecured interest-bearing debt obligation of a bank.  CDs acquired by the Funds would generally be in amounts of $100,000 or more.  Commercial Paper is an unsecured, short term debt obligation of a bank, corporation or other borrower.  Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument.  The Funds will invest in Commercial Paper only if it is rated in the highest rating category by any nationally recognized statistical rating organization (“NRSRO”) or, if not rated, if the issuer has an outstanding unsecured debt issue rated in the three highest categories by any NRSRO or, if not so rated, is of equivalent quality in the Adviser’s assessment.  Commercial Paper may include Master Notes of the same quality.  Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest.  Master Notes are acquired by the Funds only through the Master Note program of the Funds’ custodian, acting as administrator thereof.  The Adviser will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Funds.

Forward Commitment and When-Issued Securities.  The Balanced Fund may purchase securities on a when-issued basis or for settlement at a future date if the Fund holds sufficient assets to meet the purchase price.  In such purchase transactions the Fund will not accrue interest on the purchased security until the actual settlement. Similarly, if a security is sold for a forward date, the Fund will accrue the interest until the settlement of the sale.  When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale.  As a result, the exposure to the counterparty of the purchase or sale is increased.  Although the Balanced Fund would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Fund may sell such a security prior to the settlement date if the Adviser felt such action was appropriate.  In such a case, the Fund could incur a short-term gain or loss.

Lower Rated Fixed Income Securities.  The Balanced Fund may invest to a limited extent in fixed income securities which are rated lower than A by Moody’s Investors Service, Inc., Standard & Poor’s Ratings Group or Fitch Ratings Ltd.  Issues rated lower than A are speculative in certain respects.  (See

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“Description of Bond Ratings.”)  The Balanced Fund limits its investment in issues rated less than Baa by Moody’s or BBB by Standard & Poor’s or Fitch to 5% of the Fund’s net assets and the Fund will not invest in issues rated lower than B by any of the NRSROs.  The Adviser carefully evaluates such lower rated issues prior to purchase to ascertain that the issuer’s financial condition is, in the Adviser’s judgment, improving.

Borrowing.   Each Fund may borrow, temporarily, up to 5% of its total assets for extraordinary or emergency purposes and may increase the limit to one-third of its total assets to meet redemption requests that might otherwise require untimely disposition of portfolio holdings.  To the extent the Funds borrow for these purposes, the effects of market price fluctuations on net asset value will be exaggerated.  If, while such borrowing is in effect, the value of a Fund’s assets declines, the Fund may be forced to liquidate portfolio securities when it is disadvantageous to do so.  The Funds would incur interest and other transaction costs in connection with such borrowing.  Neither Fund will make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.

Unseasoned Issuers.  Each Fund may invest in the securities of unseasoned issuers, that is, companies having an operating history of less than three years (including predecessors and, in the case of fixed income securities, guarantors).  The management of such companies frequently does not have substantial business experience.  Furthermore, they may be competing with other companies who are well established, more experienced and better financed.  The securities of unseasoned companies may have a limited trading market, which may adversely affect disposition.  If other investors attempt to dispose of such holdings when a Fund desires to do so, the Fund could receive lower prices than might otherwise be obtained.  Because of these and other risks, investment in unseasoned issuers is limited to no more than 5% of each Fund’s total assets.

Portfolio Turnover.  Portfolio turnover will not be a limiting factor when the Adviser deems changes appropriate.  By utilizing the approach to investing described herein, it is expected that annual portfolio turnover will generally not exceed 100% with respect to each Fund.  Market conditions may dictate, however, a higher rate of portfolio turnover in a particular year.  The degree of portfolio activity affects the brokerage costs of the Funds and may have an impact on the total amount of taxable distributions to shareholders.

DESCRIPTION OF BOND RATINGS

The various ratings used by the NRSROs are described below.  A rating by an NRSRO represents the organization’s opinion as to the credit quality of the security being traded.  However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that individual analysts give different weightings to the various factors involved in credit analysis, and the quality of fixed-income securities in which the Funds may invest should be continuously reviewed.  A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor.  When a security has received a rating from more than one NRSRO, each rating is evaluated independently.  Ratings are based on current information furnished by the issuer or obtained from other sources that are considered reliable by the NRSROs.  Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

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Description of Moody’s Investors Service, Inc.’s Bond Ratings:

Aaa:     Bonds which are rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edged.”  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa:       Bonds rated Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements that make the long-term risks appear somewhat larger than in Aaa securities.

A:        Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations.  Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa:     Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured.  Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba:       Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured.  Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B:         Bonds rated B generally lack characteristics of desirable investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody’s applies numerical modifiers (1, 2 and 3) with respect to bonds rated Aa, A and Baa.  The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

Description of Standard & Poor’s Ratings Group’s Bond Ratings:

AAA:   Bonds rated AAA have the highest rating assigned by Standard & Poor’s to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA:     Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

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A:        Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB:  Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal.  Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, CC:  Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation.  BB indicates the lowest degree of speculation and CC the highest degree of speculation.  While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures or adverse conditions.

Description of Fitch Ratings Ltd.’s Bond Ratings:

AAA:   Highest credit quality.  ‘AAA’ rating denotes the lowest expectation of default risk and is assigned only in cases of exceptionally strong capacity for payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.

AA:     Very high credit quality.  ‘AA’ rating denotes expectations of very low default risk and indicates very strong capacity for payment of financial commitments.  This capacity is not significantly vulnerable to foreseeable events.

A:        High credit quality.  ‘A’ rating denotes expectations of low default risk and the capacity for payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB:  Good credit quality.  ‘BBB’ rating indicates that expectations of default risk are currently low.  The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB:     Speculative.  ‘BB’ rating indicates an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B:        Highly speculative.  ‘B’ rating indicates that material default risk is present, but a limited margin of safety remains.  Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

To provide more detailed indications of credit quality, ratings below AAA may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

Credit quality in the markets for lower rated fixed income securities can change unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular security. The Adviser believes that the yields from the lower rated securities purchased by the Funds will more

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than compensate for any additional risk.  During periods of deteriorating economic conditions or increased interest rates, trading in the secondary market for lower rated securities may become thin and market liquidity may be significantly reduced.  Under such conditions, valuation of the securities at fair value becomes more difficult and judgment plays a greater role.  Beside credit and liquidity concerns, prices for lower rated securities may be affected by legislative and regulatory developments.

INVESTMENT LIMITATIONS

The Funds have adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Funds.  These limitations may not be changed with respect to either Fund without the affirmative vote of a majority of the outstanding voting shares of such Fund.  For purposes of the discussion of these fundamental investment limitations, the term “majority” of the outstanding shares of a Fund means the lesser of (i) 67% of the Fund’s outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of the Fund’s outstanding shares.

Under these fundamental limitations, each Fund may not:

(1)
Issue senior securities, borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of either Fund’s total assets, or (b) in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities if, immediately after such borrowing, the value of a Fund’s assets, including all borrowings then outstanding, less its liabilities (excluding all borrowings), is equal to at least 300% of the aggregate amount of borrowings then outstanding, and may pledge its assets to secure all such borrowings;

(2)
Invest in restricted securities, or invest more than 10% of a Fund’s assets in other illiquid securities, including repurchase agreements maturing in over seven days, and other securities for which there is no established market or for which market quotations are not readily available;

(3)	Acquire foreign securities, except that the Funds may acquire foreign securities sold as American Depositary Receipts without limit;

(4)
Write, acquire or sell puts, calls or combinations thereof, or purchase or sell commodities, commodities contracts, futures contracts or related options, except that the Funds may (a) write covered call options provided that the aggregate value of the obligations underlying the call options will not exceed 25% of a Fund’s net assets and (b) purchase exchange listed put and call options provided the aggregate premiums paid on all such options which are held at any time do not exceed 20% of a Fund’s net assets;

(5)
Purchase securities of other investment companies, except through purchases in the open market involving only customary brokerage commissions and as a result of which not more than 5% of a Fund’s total assets would be invested in such securities, or except as part of a merger, consolidation or other acquisition;

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(6)	Invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities or of any class of securities of any one issuer;

(7)
Invest 25% or more of the value of its total assets in any one industry or group of industries (except that securities of the U.S. Government, its agencies and instrumentalities are not subject to these limitations);

(8)
Invest in the securities of any issuer if any of the officers or trustees of the Trust or its Adviser who own beneficially more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of the outstanding securities of such issuer;

(9)	Invest for the purpose of exercising control or management of another issuer;

(10)
Invest in interests in real estate, real estate mortgage loans, oil, gas or other mineral exploration or development programs, except that the Funds may invest in the securities of companies (other than those which are not readily marketable) which own or deal in such things, and the Funds may invest in certain mortgage backed securities as described in the Prospectus;

(11)	Underwrite securities issued by others, except to the extent a Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

(12)	Purchase securities on margin (but the Funds may obtain such short-term credits as may be necessary for the clearance of transactions);

(13)
Make short sales of securities or maintain a short position, except short sales “against the box” (A short sale is made by selling a security the Fund does not own. A short sale is “against the box” to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.);

(14)	Participate on a joint or joint and several basis in any trading account in securities;

(15)	Make loans of money or securities, except that the Funds may invest in repurchase agreements; or

(16)
Invest in securities of issuers which have a record of less than three years’ continuous operation (including predecessors and, in the case of bonds, guarantors), if more than 5% of its total assets would be invested in such securities.

Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation.  However, in the case of the borrowing limitation (limitation number 1, above), each Fund will, to the extent necessary, reduce its existing borrowings to comply with the limitation.

While the Funds have reserved the right to make short sales “against the box” (limitation number 13, above), the Adviser has no present intention of engaging in such transactions at this time or during the coming year.

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TRUSTEES AND OFFICERS

Overall responsibility for management of the Trust rests with the Board of Trustees.  The Trustees, in turn, elect the officers of the Trust.  The Trustees serve until their retirement at age 75, subject to periodic review, and the officers are elected annually.  The following is a list of the Trustees and executive officers of the Trust.  Each Trustee who is an “interested person” of the Trust, as defined by the 1940 Act, is indicated by an asterisk.

Name, Address and Age	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years and Directorships of Various Companies	Number of Portfolios in Trust Overseen by Trustee
Interested Trustees:

*Austin Brockenbrough, III (age 73) 1802 Bayberry Court, Suite 400 Richmond, Virginia 23226	Since September 1988	Trustee; Vice President of The Jamestown Funds	President and Managing Director of Lowe, Brockenbrough & Company, Inc., Richmond, Virginia; Director of Tredegar Corporation (plastics manufacturer) and Wilkinson O’Grady & Co. Inc. (global asset manager)	9

*John T. Bruce (age 56) 800 Main Street Lynchburg, Virginia 24504	Since September 1988	Trustee; President of the Flippin, Bruce & Porter Funds	President, Director and member of Executive Committee of Flippin, Bruce & Porter, Inc., Lynchburg, Virginia	9

*Charles M. Caravati, Jr. (age 73) 931 Broad Street Road Manakin-Sabot, Virginia 23103	Since June 1991	Chairman and Trustee	Retired physician; retired President of Dermatology Associates of Virginia, P.C.	9

Independent Trustees:

Robert S. Harris, Ph. D. (age 60) 100 Darden Boulevard Charlottesville, Virginia 22903	Since January 2007	Trustee	C. Stewart Sheppard Professor of Business Administration at The Darden Graduate School of Business Administration at the University of Virginia; prior to August 2005, the Dean at The Darden Graduate School; consultant to corporations and government agencies	9

J. Finley Lee, Jr., Ph.D. (age 70) 448 Pond Apple Drive North Naples, Florida 34119	Since September 1988	Trustee	Retired Julian Price Professor Emeritus, University of North Carolina	9

Richard L. Morrill, Ph.D. (age 71) G19 Boatwright Library Richmond, Virginia 23173	Since March 1993	Trustee	President of the Teagle Foundation (charitable foundation); Chancellor of the University of Richmond; Director of Tredegar Corporation (plastics manufacturer) and Albemarle Corporation (polymers and chemicals manufacturer)	9

Harris V. Morrissette (age 50) 100 Jacintoport Boulevard Saraland, Alabama 36571	Since March 1993	Trustee	President of China Doll Rice and Beans, Inc. and Dixie Lily Foods; Chairman of Azalea Aviation, Inc. (airplane fueling); Director of International Shipholding Corporation (cargo transportation); Director of BancTrust Financial Group, Inc. (bank holding company); prior to June 2007, Chief Executive Officer of Marshall Biscuit Co. Inc.	9

Samuel B. Witt, III (age 74) 302 Clovelly Road Richmond, Virginia 23221	Since November 1988	Trustee	Retired Senior Vice President and General Counsel of Stateside Associates, Inc. (state and local government relations consultants); Director of The Swiss Helvetia Fund, Inc. (closed-end investment company)	9

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Executive Officers:

John P. Ackerly, IV (age 46) One James Center, 901 E. Cary Street Richmond, Virginia 23219	Since November 1997	President of The Davenport Core Fund	Senior Vice President of Davenport & Company LLC, Richmond, Virginia

Margaret H. Alves (age 38) 210 St. Joseph Street Mobile, Alabama 36602	Since February 2006	Compliance Officer of The Government Street Funds	Chief Compliance Officer and Director of Leavell Investment Management, Inc., Mobile, Alabama; prior to April 2006, associate attorney with Alford, Clausen & McDonald, LLC

Tina H. Bloom (age 41) 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246	Since August 2006	Chief Compliance Officer	Vice President of Ultimus Fund Solutions, LLC (the Trust’s administrator) and Vice President of Ultimus Fund Distributors, LLC (the Trust’s principal underwriter)

Charles M. Caravati, III (age 44) 1802 Bayberry Court, Suite 400 Richmond, Virginia 23226	Since January 1996	President of The Jamestown Balanced Fund and The Jamestown Equity Fund	Managing Director of Lowe, Brockenbrough & Company, Inc., Richmond, Virginia

Robert G. Dorsey (age 53) 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246	Since November 2000	Vice President	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC

John M. Flippin (age 68) 800 Main Street Lynchburg, Virginia 24504	Since September 1988	Vice President of the Flippin, Bruce & Porter Funds	Director of Flippin, Bruce & Porter, Inc., Lynchburg, Virginia

John H. Hanna, IV (age 54) 800 Main Street Lynchburg, Virginia 24504	Since February 2007	Vice President of the Flippin, Bruce & Porter Funds	Vice President, Director and member of Executive Committee of Flippin, Bruce & Porter, Inc., Lynchburg, Virginia

Timothy S. Healey (age 57) 800 Shades Creek Parkway, Suite 585 Birmingham, Alabama 35209	Since January 1995	Vice President of The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund	Executive Vice President and Chief Investment Officer of Leavell Investment Management, Inc., Mobile, Alabama

Mary S. Hope (age 46) 210 St. Joseph Street Mobile, Alabama 36602	Since August 2008	Vice President of The Government Street Funds	Vice President and Portfolio Manager of Leavell Investment Management, Inc., Mobile, Alabama

Joseph A. Jennings, III (age 48) 1802 Bayberry Court, Suite 400 Richmond, Virginia 23219	Since June 2005	President of The Jamestown Tax Exempt Virginia Fund	Portfolio Manager of Lowe, Brockenbrough & Company, Inc., Richmond, Virginia

Thomas W. Leavell (age 67) 210 St. Joseph Street Mobile, Alabama 36602	Since February 2004	President of The Government Street Funds	President and Chief Executive Officer of Leavell Investment Management, Inc., Mobile, Alabama

David J. Marshall (age 53) 800 Main Street Lynchburg, Virginia 24504	Since February 2007	Vice President of the Flippin, Bruce & Porter Funds	Secretary, Director and member of Executive Committee of Flippin, Bruce & Porter, Inc., Lynchburg, Virginia

Denise C. Peters (age 54) One James Center, 901 E. Cary Street Richmond, Virginia 23219	Since February 2007	Compliance Officer of The Davenport Core Fund	First Vice President and Chief Compliance Officer for Davenport Asset Management Division of Davenport & Company LLC, Richmond, Virginia

R. Gregory Porter, III (age 69) 800 Main Street Lynchburg, Virginia 24504	Since September 1988	Vice President of the Flippin, Bruce & Porter Funds	Director of Flippin, Bruce & Porter, Inc., Lynchburg, Virginia

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Page T. Reece (age 53) 1802 Bayberry Court, Suite 400 Richmond, Virginia 23226	Since September 2004	Compliance Officer of The Jamestown Funds	Chief Compliance Officer and Director of Operations of Lowe, Brockenbrough & Company, Inc., Richmond, Virginia

Teresa L. Sanderson (age 47) 800 Main Street Lynchburg, Virginia 24504	Since September 2004	Compliance Officer of the Flippin, Bruce & Porter Funds	Chief Compliance Officer and a Principal of Flippin, Bruce & Porter, Inc., Lynchburg, Virginia

Mark J. Seger (age 48) 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246	Since November 2000	Treasurer	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC

John F. Splain (age 53) 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246	Since November 2000	Secretary	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC

Connie R. Taylor (age 59) 1802 Bayberry Court, Suite 400 Richmond, Virginia 23226	Since March 1993	Vice President of The Jamestown Balanced Fund and The Jamestown Equity Fund	Account Administrator of Lowe, Brockenbrough & Company, Inc., Richmond, Virginia

Lawrence B. Whitlock, Jr. (age 62) 1802 Bayberry Court, Suite 400 Richmond, Virginia 23226	Since February 2002	Vice President of The Jamestown Balanced Fund and The Jamestown Equity Fund	Managing Director of Lowe, Brockenbrough & Company, Inc., Richmond, Virginia

*
Austin Brockenbrough, III and John T. Bruce, as affiliated persons of investment advisers to the Trust, are “interested persons” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.  Charles M. Caravati, Jr. is the father of Charles M. Caravati, III, and is an “interested person” of the Trust by virtue of such relationship.

Trustees’ Ownership of Fund Shares.  The following table shows each Trustee’s beneficial ownership of shares of the Funds and, on an aggregate basis, of shares of all funds within the Trust overseen by the Trustee.  Information is provided as of December 31, 2009.

Name of Trustee	Dollar Range of Shares of the Funds Owned by Trustee	Aggregate Dollar Range of Shares of All Funds in Trust Overseen by Trustee
Austin Brockenbrough, III	Balanced Fund: None Value Fund: None	Over $100,000

John T. Bruce	Balanced Fund: Over $100,000 Value Fund: Over $100,000	Over $100,000

Charles M. Caravati, Jr.	Balanced Fund: Over $100,000 Value Fund: None	Over $100,000

Independent Trustees:
Robert S. Harris	Balanced Fund: None Value Fund: $1 – $10,000	$10,001 – $50,000

J. Finley Lee, Jr.	Balanced Fund: None Value Fund: None	$50,001 – $100,000

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Richard L. Morrill	Balanced Fund: None Value Fund: $50,001 – $100,000	Over $100,000

Harris V. Morrissette	Balanced Fund: $10,001 – $50,000 Value Fund: $10,001 – $50,000	Over $100,000

Samuel B. Witt, III	Balanced Fund: None Value Fund: None	Over $1 – $10,000

As of July 1, 2010, the Trustees and officers of the Trust as a group owned beneficially (i.e., had voting and/or investment power) 12.9% of the outstanding shares of the Value Fund and 16.5% of the outstanding shares of the Balanced Fund.

Trustee Compensation.  No director, officer or employee of an investment adviser or principal underwriter of the Trust will receive any compensation from the Trust for serving as an officer or Trustee of the Trust, except that the Trust may compensate its Chief Compliance Officer (“CCO”) regardless of whether such Officer is affiliated with an investment adviser or principal underwriter. Each Trustee who is not affiliated with an investment adviser or principal underwriter of the Trust receives from the Trust an annual retainer of $8,000, payable quarterly; a fee of $1,500 for attendance at each meeting of the Board of Trustees; and $1,000 for attendance at each meeting of any committee of the Board (except that such fee is $1,500 for the committee chairman); plus reimbursement of travel and other expenses incurred in attending meetings.  The fees are split equally among all of the funds in the Trust.  The following table provides compensation amounts paid during the fiscal year ended March 31, 2010 to Trustees who are not affiliated with an investment adviser or principal underwriter of the Trust:

Trustee	Aggregate Compensation From the Funds	Pension or Retirement Benefits Accrued	Estimated Annual Benefits Upon Retirement	Total Compensation From all Funds within the Trust

Charles M. Caravati, Jr.	$ 2,878	None	None	$ 14,000
Robert S. Harris	4,433	None	None	21,500
J. Finley Lee, Jr.	4,122	None	None	20,000
Richard L. Morrill	4,333	None	None	21,000
Harris V. Morrissette	4,122	None	None	20,000
Samuel B. Witt, III	4,222	None	None	20,500

Leadership Structure and Qualifications of Trustees

The Board of Trustees consists of eight Trustees, five of whom are “non-interested” Trustees, as such term is defined in the 1940 Act (“Independent Trustees”).  The Board is responsible for the oversight of nine series, or funds, of the Trust.  In addition to the Funds, the Trust consists of The Jamestown Balanced Fund, The Jamestown Equity Fund and The Jamestown Tax Exempt Virginia Fund, which are managed by Lowe, Brockenbrough & Company, Inc. of Richmond, Virginia; The Government Street Equity Fund, The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund, which are managed by Leavell Investment Management, Inc. of Mobile, Alabama; and

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The Davenport Core Fund, which is managed by Davenport & Company LLC of Richmond, Virginia.  The Board has engaged these investment advisers to oversee the management of the funds on a day-to-day basis.  The Board is responsible for overseeing the investment advisers and the Trust’s other service providers in the operations of the funds in accordance with the 1940 Act, other applicable federal and state laws, and the Trust’s Agreement and Declaration of Trust.

The Board meets in person or by telephone at regularly scheduled meetings four times throughout the year.  In addition, the Trustees may meet in person or by telephone at special meetings or on an informal basis at other times.  The Independent Trustees also meet at least quarterly without the presence of any representatives of management.  The Board has established three standing committees and may also establish ad hoc committees or working groups from time to time to assist the Board in fulfilling its oversight responsibilities.  The Independent Trustees have also engaged independent legal counsel, and may from time to time engage consultants and other advisors to assist them in performing their oversight responsibilities.

The Board of Trustees is led by its Chairman, Dr. Charles M. Caravati, Jr.  Dr. Caravati is not affiliated with any of the Trust’s investment advisers or other service providers to the Trust; however, he is considered to be an “interested person” of the Trust within the meaning of the 1940 Act because he is the father of Charles M. Caravati, III, a Managing Director of Lowe, Brockenbrough & Company, Inc., the investment adviser for the Funds.  As Chairman, Dr. Caravati has primary responsibility for setting the agenda for each Board meeting, presiding at each Board meeting and acting as the Board’s liaison with the various investment advisers.  The Board has not appointed a lead independent trustee, and does not believe such an appointment is necessary for various reasons, including: (i) the Chairman is considered to be an “interested person” only because a familial relationship with a Managing Director of the Funds’ investment adviser disqualifies him as an Independent Trustee and has no connections with the other three investment advisers; (ii) the Board has established three standing committees composed solely of Independent Trustees to assist in its oversight functions (discussed in more detail below); and (iii) the Independent Trustees constitute a majority of the Board and have consistently worked well together and have demonstrated an ability to provide appropriate oversight to the operations of the Trust.  The Board reviews its structure regularly and believes that its leadership structure, including having a majority of Independent Trustees, coupled with the responsibilities undertaken by Dr. Caravati as Chairman, is appropriate and in the best interests of the Trust, given its specific characteristics.  The Board of Trustees also believes its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Fund management.

Board Committees.   The Board has established an Audit Committee, a Governance, Nomination and Compensation Committee and a Qualified Legal Compliance Committee.  The Board of Trustees has determined that its committees help ensure that the funds have effective and independent governance and oversight.  The members of each Committee are the five Independent Trustees:  Robert S. Harris, J. Finley Lee, Jr., Richard L. Morrill, Harris V. Morrissette and Samuel B. Witt, III.  Dr. Richard L. Morrill serves as the Chairman of the Audit Committee and Dr. Robert S. Harris serves as Chairman of the Governance, Nomination and Compensation Committee and the Qualified Legal Compliance Committee. The Chairmanship of each Committee is rotated periodically.  Each Committee Chairman has primary responsibility for setting the agendas and presides at all meetings of the Committee for which he serves as Chairman.  Each Committee

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Chairman facilitates communications and coordination between the Independent Trustees and management with respect to the matters overseen by that Committee.

•
Audit Committee.  The Audit Committee oversees (i) the Trust’s accounting and financial reporting policies and practices, its internal controls and, as appropriate in its judgment, the internal controls of certain service providers; (ii) the quality and objectivity of the financial statements of each of the funds and the independent audits thereof; (iii) acts as liaison between the Trust’s independent registered public accounting firm and the full Board; (iv) pre-approves the scope and cost of the audit and non-audit services provided by the Trust’s independent registered public accounting firm; and (v) resolves any issues arising under the Trust’s Code of Ethics for Principal Executive and Senior Financial Officers.  The Audit Committee met three times during the fiscal year ended March 31, 2010.

•
Governance, Nomination and Compensation Committee.  The Governance, Nomination and Compensation Committee is responsible for (i) selecting and nominating persons to serve as Independent Trustees; (ii) determining the level of compensation for the Independent Trustees; (iii) reviewing information relating to the investment advisory, underwriting and other contracts with third party service providers and making recommendations to the Board; (iv) monitoring the activities of the CCO and making recommendations to the Board with respect to the compliance policies and procedures of the Trust and its service providers; (v) reviewing the responsibilities of the committees of the Board and evaluating whether there is a need for additional or combined committees; and (vi) evaluating the performance of the Board of Trustees. The Governance, Nomination and Compensation Committee will review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing, addressed to the Committee at the Trust’s offices and meet any minimum qualifications that may be adopted by the Committee.  The Governance, Nomination and Compensation Committee met three times during the fiscal year ended March 31, 2010.

•
Qualified Legal Compliance Committee.  The Qualified Legal Compliance Committee is responsible for receiving and investigating reports from attorneys representing the Trust of material violations of securities laws, a material breach of fiduciary duty or a similar material violation.  The Qualified Legal Compliance Committee did not meet during the fiscal year ended March 31, 2010 because no such reports were made during that period.

Qualifications of the Trustees.  The Governance, Nomination and Compensation Committee reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board.  In evaluating a candidate for nomination or election as a Trustee, the Committee takes into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Committee believes contribute to good governance for the Trust.  In addition, the Trustees are subject to periodic evaluation for their continued service on the Board.  On a staggered three-year basis, members of the Governance, Nomination and Compensation Committee review the qualifications of each Trustee, evaluate his contributions to the Board and make a recommendation as to whether such Trustee should continue to serve on the Board.  The Board has concluded, based on each Trustee’s experience, qualifications,

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attributes or skills on an individual basis and in combination with the other Trustees, that each Trustee is qualified to serve on the Board.  The Board of Trustees believes that the Trustees’ ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with the advisers, other service providers, legal counsel and independent public accountants; and to exercise effective business judgment in the performance of their duties as Trustees, support this conclusion.  In determining that a particular Trustee is and will continue to be qualified to serve as a Trustee, the Board considers a variety of criteria, none of which, in isolation, is controlling.

•
Mr. Austin Brockenbrough, III is a founding partner of Lowe, Brockenbough & Company, Inc., the investment adviser to The Jamestown Funds, and currently serves as the President and Managing Director of the firm.  He has 44 years of experience in the investment management profession.  Mr. Brockenbrough holds a B.S. degree in Finance from the E. Claiborne Robins School of Business at the University of Richmond.  Mr. Brockenbrough is also a director of Tredegar Corporation, a plastics manufacturer, and Wilkinson O’Grady & Co. Inc., a global asset management firm located in New York City.  He has served as a Trustee since 1988.  The Board has concluded that Mr. Brockenbrough is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his professional investment and business experience, and his academic background.

•
Mr. John T. Bruce is a founding partner and the President of Flippin, Bruce & Porter, Inc., the investment adviser to the Flippin, Bruce & Porter Funds.  From 1979 until 1985 he served as a Vice President and Portfolio Manager at Capitoline Investment Services, Inc.  Mr. Bruce holds a B.S. degree in Finance from Virginia Polytechnic Institute and State University and is a former trustee of the Virginia Tech Foundation. He is a Chartered Financial Analyst and a Chartered Investment Counselor and has 33 years of experience in the investment management profession.  He has served as a Trustee since 1988.  The Board has concluded that Mr. Bruce is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his professional investment and business experience, and his academic background.

•
Dr. Charles M. Caravati, Jr. is a retired physician. He is the founder and former President of Dermatology Associates of Virginia, P.C. and has also served as President of the Richmond Virginia Academy of Medicine.  Dr. Caravati earned his M.D. degree from the Virginia Commonwealth School of Medicine.  He has served on the Executive Committee and several operating committees at the University of Virginia where he received his B.A.  Dr. Caravati is Chairman of ChildFund International, a nonprofit organization dedicated towards the advancement of children living in poverty.  Dr. Caravati has served as a Trustee of the Trust since 1991. The Board has concluded that Dr. Caravati is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his past business experience, and leadership roles on other boards.

•
Dr. Robert S. Harris, Ph.D is the C. Stewart Sheppard Professor of Business at The Darden Graduate School of Business Administration at the University of Virginia where from 2001 until 2005, he served as Dean.  Dr. Harris teaches courses in financial management and policies and valuation in financial markets.  His research has focused on corporate finance, financial market analysis and mergers and acquisitions.  He has been widely published in

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leading academic and practitioner journals and has authored financial textbooks.  Dr. Harris has been an active consultant and advisor to corporations and government agencies and has held a range of offices in professional societies.  He previously served as Chief Learning Officer and Vice President of United Technologies Corporation.  Dr. Harris earned a B.A. degree (summa cum laude) from Davidson College and a doctorate in economics from Princeton University.  He has served as a Trustee of the Trust since 2007.  The Board has concluded that Dr. Harris is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his distinguished academic background and positions of leadership, and his business experience.

•
Dr. J. Finley Lee, Jr., Ph.D. has been a financial consultant for many years and was previously a Professor at the Kenan-Flagler Business School at The University of North Carolina at Chapel Hill.  Dr. Lee earned an undergraduate degree from Davidson College and an M.A. degree from the University of Florida, and earned his Ph.D. as a Huebner Fellow at the Wharton School of the University of Pennsylvania.  He has served as a Trustee of the Trust since 1988.  The Board has concluded that Dr. Lee is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his distinguished academic background, and his business experience.

•
Dr. Richard L. Morrill, Ph.D. has served as the Chancellor and Distinguished University Professor of Ethics and Democratic Values at the University of Richmond since 1998, which followed ten years as president of the University of Richmond from 1988 to 1998.  Dr. Morrill has written four books on issues of value and ethics in higher education and has published several articles and made numerous presentations on strategic planning and leadership for colleges and universities.  He has served as a board member and audit committee member of Central Fidelity Banks, Inc. and as a board officer of The Association of American Colleges and Universities. Dr. Morrill currently serves as a board member of the Teagle Foundation (charitable foundation), the Library of Virginia Foundation, the Richmond Symphony Foundation, the Greater Richmond Chamber Foundation, the World Affairs Council of Richmond, the Tredegar Corporation (manufacturing firm), and the Albemarle Corporation (manufacturer of polymers and chemicals).  He is also a member of the Board of the Christian Children’s Fund and a member of the executive committee of ChildFund International.  Dr. Morrill received his B.A. degree in History from Brown University, his B.D. in Religious Thought from Yale University in 1964, and his Ph.D. in Religion from Duke University Graduate School of Arts and Sciences.  He has served as a Trustee of the Trust since 1993.  The Board has concluded that Dr. Morrill is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his distinguished academic background and expertise in the subjects of ethics and strategic planning, and his service and leadership roles on other boards.

•
Mr. Harris V. Morrissette has served as president and chief executive officer of several privately held businesses.  He serves as a director of International Shipholding Corporation (cargo transportation) and BancTrust Financial Group, Inc. (a bank holding company); as the chairman of Azalea Aviation, Inc. (airplane fueling); and as a board member of White-Spunner Construction, Inc. He previously served as a director of EnergySouth, Inc. until its merger with Sempra Energy in 2008.  He is a board member of a number of not-for-profit

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organizations, among them the Business Council of Alabama and the Economic Development Partnership of Alabama.  Mr. Morrissette holds a B.S. degree from The University of Alabama.  He has served as a Trustee of the Trust since 1993.  The Board has concluded that Mr. Morrissette is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his extensive business experience, and his service on other boards.

•
Mr. Samuel B. Witt, III retired as the Senior Vice President and General Counsel of Stateside Associates, Inc. (state and local government relations consultants), and previously served as an attorney in private practice.  He has an extensive legal and business background, including his serving as European Counsel and Director of Finance for a U.S. publicly traded company.  Mr. Witt is currently the chairman of the board of directors and chairman of the audit committee of The Swiss Helvetia Fund, Inc. (a closed-end investment company).  He has also served as a board member and president of the Virginia Military Institute Board of Visitors, as a board member of the George C. Marshall Foundation, the University of Virginia Law School Foundation, Gateway Homes, Inc. and the College Orientation Workshop (a program at the Virginia Military Institute directed towards advancing the opportunities of minority and at-risk students).  He holds an undergraduate degree from the Virginia Military Institute and a J.D. degree from the University of Virginia School of Law.  Mr. Witt has served as a Trustee of the Trust since November 1988.  The Board has concluded that Mr. Witt is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his academic background, his business and legal experience, and his past experience and leadership roles on other boards, including the board of another investment company.

Risk Oversight.  An integral part of the Board’s overall responsibility for overseeing the management and operations of the Trust is the Board’s oversight of the risk management of the Trust’s investment programs and business affairs.  The funds are subject to a number of risks, such as investment risk, credit risk, valuation risk, operational risk, and legal, compliance and regulatory risk.  The Trust, the investment advisers and the other service providers have implemented various processes, procedures and controls to identify risks to the funds, to lessen the probability of their occurrence and to mitigate any adverse effect should they occur.  Different processes, procedures and controls are employed with respect to different types of risks.  These systems include those that are embedded in the conduct of the regular operations of the Board and in the regular responsibilities of the officers of the Trust and the other service providers.

The Board of Trustees exercises oversight of the risk management process through the Board itself and through the various committees.  In addition to adopting, and periodically reviewing, policies and procedures designed to address risks to the funds, the Board of Trustees requires management of the advisers and the Trust, including the Trust’s CCO, to report to the Board and the committees on a variety of matters, including matters relating to risk management, at regular and special meetings.  The Board and the committees receive regular reports from the Trust’s independent public accountants on internal control and financial reporting matters.  On at least an annual basis, the Independent Directors meet separately with the Trust’s CCO outside the presence of management, to discuss issues related to compliance.  Furthermore, the Board receives a quarterly report from the Trust’s CCO regarding the operation of the compliance policies and procedures of the Trust and its primary service providers.  The Trust’s CCO is supported by four compliance officers, each of whom

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serve at the fund complex level, and periodically attend Board meetings.  The Board also receives quarterly reports from the investment advisers on the investments and securities trading of the funds, including their investment performance, as well as reports regarding the valuation of the funds’ securities.  In addition, in its annual review of the funds’ advisory agreements, the Board reviews information provided by the advisers relating to their operational capabilities, financial condition and resources.  The Board also conducts an annual self-evaluation that includes a review of its effectiveness in overseeing the number of funds in the Trust and the effectiveness of its committee structure.

Although the risk management policies of the investment advisers and the Trust’s other service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective.  Not all risks that may affect the Trust can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond the control of the Trust, the investment advisers or their affiliates, or other service providers to the Trust.  The Board may at any time, and in its sole discretion, change the manner in which it conducts its risk oversight role.

INVESTMENT ADVISER

Flippin, Bruce & Porter, Inc. (the “Adviser”) supervises each Fund’s investments pursuant to an Investment Advisory Agreement (the “Advisory Agreement”) described in the Prospectus.  Each Fund’s Advisory Agreement is effective until April 1, 2011 and is subject to annual approval by the Board of Trustees or by vote of a majority of the Fund’s outstanding voting securities, provided such continuance is also approved by a majority of the Trustees who are not “interested persons” of the Trust or the Adviser by vote cast in person at a meeting called for the purpose of voting on such approval.  The Advisory Agreement is terminable without penalty on sixty days notice by the Board of Trustees of the Trust or by the Adviser.  The Advisory Agreement provides that it will terminate automatically in the event of its assignment.

Compensation of the Adviser with respect to each Fund, based upon each Fund’s average daily net assets, is at the following annual rates: on the first $250 million, 0.70%; on the next $250 million, 0.65%; and on assets over $500 million, 0.50%.  For the fiscal years ended March 31, 2010, 2009 and 2008, the Value Fund paid the Adviser advisory fees of $151,563 (which was net of voluntary fee waivers of $32,170), $183,500 (which was net of voluntary fee waivers of $33,953) and $393,876, respectively.  For the fiscal years ended March 31, 2010, 2009 and 2008, the Balanced Fund paid the Adviser advisory fees of $279,197 (which was net of voluntary fee waivers of $14,920), $286,114 (which was net of voluntary fee waivers of $22,283) and $452,156, respectively.

By reason of his position as an officer and stockholder, John T. Bruce controls the Adviser and may directly or indirectly receive benefits from the advisory fees paid to the Adviser.  In addition to acting as adviser to the Funds, the Adviser also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals.

The Adviser provides a continuous investment program for the Funds, including investment research and management with respect to all securities, investments, cash and cash equivalents of the Funds.  The Adviser determines what securities and other investments will be purchased, retained or sold by the Funds, and does so in accordance with the investment objectives and policies of the Funds as

22

described herein and in the Prospectus. The Adviser places all securities orders for the Funds, determining with which broker, dealer, or issuer to place the orders.  The Adviser must adhere to the brokerage policies of the Funds in placing all orders, the substance of which policies are that the Adviser must seek at all times the most favorable price and execution for all securities brokerage transactions.  The Adviser also provides, at its own expense, certain executive officers to the Trust, and pays the entire cost of distributing Fund shares.

The Adviser may enter into arrangements with certain brokerage firms and financial institutions to provide administrative, shareholder sub-accounting and other services, including sales-related services.  The Funds may compensate these organizations for their administrative and shareholder sub-accounting (but not sales-related) services based on the number of customer accounts maintained in the Funds by such organizations.  The Adviser, not the Funds, may further compensate these organizations for their sales-related services; however, the payment of such compensation by the Adviser will not affect the expense ratios of the Funds.

Portfolio Manager

Other Accounts Managed (as of March 31, 2010)

John T. Bruce, the Funds’ Portfolio Manager, is also responsible for the day-to-day management of other accounts, as indicated in the following table.  None of these accounts has an advisory fee based on the performance of the account.

Name of Portfolio Manager	Type of Accounts	Number of Accounts Managed	Total Assets in Accounts Managed	Number of Accounts with Advisory Fee Based on Performance	Total Assets in Accounts with Advisory Fee Based on Performance
John T. Bruce	Registered investment companies:	0	$ 0	0	$ 0
	Other pooled investment vehicles:	0	$ 0	0	$ 0
	Other accounts:	47	$199,209,641	0	$ 0

Potential Conflicts of Interest

The investment strategy of the Funds and other accounts managed by the Portfolio Manager are the same.  The Adviser, as well as the Funds, has policies and procedures designed to address conflicts in allocation of investment opportunities between a Fund and other accounts managed by the Adviser.  These policies are designed to ensure equitable treatment of all accounts.  In addition, procedures are in place to monitor personal trading by the Portfolio Manager to ensure that the interests of the Adviser’s clients come first.

Compensation

The Portfolio Manager’s compensation from the Adviser includes base salary, a bonus based on the profitability of the Adviser, and participation in the Adviser’s profit sharing plan, 401(k) plan and health plan.  The Adviser does not pay performance or asset-based compensation to the Portfolio Manager.

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Ownership of Fund Shares

The following table indicates the dollar value of shares of the Funds beneficially owned by the Portfolio Manager as of March 31, 2010.

Name of Portfolio Manager	Fund Shares Beneficially Owned	Dollar Value of Fund Shares Beneficially Owned
John T. Bruce	Value Fund	$500,001 – $1,000,000
	Balanced Fund	Over $1,000,000

ADMINISTRATOR

The Trust retains Ultimus Fund Solutions, LLC (the “Administrator”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, to provide the Funds with administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services.  The Administrator maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of each Fund’s shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions.  The Administrator also provides accounting and pricing services to the Funds and supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services.  The Administrator supervises the preparation of tax returns, reports to shareholders of the Funds, reports to and filings with the SEC and state securities commissions, and materials for meetings of the Board of Trustees.

For the performance of these services, each Fund pays the Administrator a fee at the annual rate of 0.15% of the average value of its daily net assets up to $25 million, 0.125% of such assets from $25 million to $50 million, and 0.10% of such assets in excess of $50 million, subject to a minimum monthly fee of $4,000, plus a shareholder recordkeeping fee at the rate of $10 per shareholder account in excess of 1,000 accounts.  In addition, the Funds pay out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage, communication lines and all costs of external pricing services.  For the fiscal years ended March 31, 2010, 2009 and 2008, the Value Fund paid administration fees to the Administrator of $48,000, $51,674 and $74,975, respectively, and the Balanced Fund paid administration fees to the Administrator of $58,821, $61,254 and $83,417, respectively.

Under the terms of a Compliance Consulting Agreement between the Trust and the Administrator, the Administrator provides an individual to serve as the Trust’s CCO.  For these services, the Funds pay the Administrator an annual base fee of $16,800 plus an asset-based fee equal to 0.01% per annum on aggregate average net assets in excess of $100 million. In addition, the Funds reimburse the Administrator for any out-of-pocket expenses incurred for these services.  For the fiscal years ended March 31, 2010, 2009 and 2008, the Value Fund paid compliance service fees to the Administrator of $8,400, $8,954 and $9,439, respectively, and the Balanced Fund paid compliance service fees to the Administrator of $8,400, $8,951 and $9,551, respectively.

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DISTRIBUTOR

Ultimus Fund Distributors, LLC (the “Distributor”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as principal underwriter for the Funds pursuant to a Distribution Agreement. Shares are sold on a continuous basis by the Distributor.  The Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, but it is not obliged to sell any particular amount of shares.  The Distribution Agreement provides that, unless sooner terminated, it will continue in effect so long as such continuance is approved at least annually (i) by the Board of Trustees or a vote of a majority of the outstanding shares, and (ii) by a majority of the Trustees who are not “interested persons” of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.  The Distribution Agreement may be terminated by the Funds at any time, without the payment of any penalty, by vote of a majority of the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Funds on sixty days written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on sixty days written notice to the Trust.  The Distribution Agreement will automatically terminate in the event of its assignment.  The Distributor is an affiliate of the Administrator and Robert G. Dorsey, Mark J. Seger and John F. Splain are each Managing Directors of the Distributor and officers of the Trust.

OTHER SERVICE PROVIDERS

The firm of Ernst & Young LLP, independent registered public accounting firm, 312 Walnut Street, Suite 1900, Cincinnati, Ohio 45202 , has been retained by the Board of Trustees to perform an independent audit of the financial statements of the Trust and to advise the Trust as to matters of accounting and federal and state income taxation, as requested.

Sullivan & Worcester LLP, One Post Office Square, Boston, Massachusetts 02109, serves as legal counsel to the Trust and the Independent Trustees.

The Custodian of the Funds’ assets is US Bank NA, 425 Walnut Street, Cincinnati, Ohio 45202.  The Custodian holds all cash and securities of the Funds (either in its possession or in its favor through “book entry systems” authorized by the Trustees in accordance with the 1940 Act), collects all income and effects all securities transactions on behalf of the Funds.

PORTFOLIO SECURITIES AND BROKERAGE

It is the Funds’ practice to seek the best price and execution for all portfolio securities transactions.  The Adviser (subject to the general supervision of the Board of Trustees) directs the execution of the Funds’ portfolio transactions.

The Funds’ fixed income portfolio transactions will normally be principal transactions executed in over-the-counter markets on a “net” basis, which may include a dealer markup. The Funds’ common stock portfolio transactions will normally be exchange traded and effected through broker-dealers who charge brokerage commissions.  Options will also normally be exchange traded involving the payment of commissions.  With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.

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During the fiscal years ended March 31, 2010, 2009 and 2008, the total brokerage commissions paid by the Value Fund were $28,111, $38,354 and $61,445, respectively.  During the fiscal years ended March 31, 2010, 2009 and 2008, the total brokerage commissions paid by the Balanced Fund were $27,487, $37,159 and $51,804, respectively. The primary reason for the higher brokerage commissions paid by each Fund during the fiscal year ended March 31, 2008 was a higher level of portfolio turnover during that year.

Subject to the requirements of the 1940 Act and procedures adopted by the Board of Trustees, the Funds may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or (iii) an affiliated person of which is an affiliated person of the Trust or the Adviser.

While there is no formula, agreement or undertaking to do so, a portion of the Funds’ brokerage commissions may, in the discretion of the Adviser, be allocated to those brokers or dealers that provide the Adviser with research services.  The types of research services that the Adviser may obtain include, but are not limited to, investment recommendations, financial, economic, political, fundamental and technical market and interest rate data, and other statistical or research services.  Much of the information so obtained may also be used by the Adviser for the benefit of the other clients it may have.  Conversely, the Funds may benefit from such transactions effected for the benefit of other clients.  In all cases, the Adviser is obligated to effect transactions for the Funds based upon obtaining the most favorable price and execution.  Factors considered by the Adviser in determining whether the Funds will receive the most favorable price and execution include, among other things: the size of the order, the broker’s ability to effect and settle the transaction promptly and efficiently and the Adviser’s perception of the broker’s reliability, integrity and financial condition.  During the fiscal year ended March 31, 2010, the amounts of brokerage transactions and related commissions directed to brokers because of research services provided were $13,955,275 and $26,856, respectively, for the Value Fund and $13,532,458 and $26,077, respectively, for the Balanced Fund.

As of March 31, 2010, the Value Fund and the Balanced Fund held common stock issued by the parent company of J.P. Morgan Securities Inc. (the market value of which was $1,342,500 and $1,387,250, respectively).  J.P. Morgan Securities Inc. is one of the Trust’s “regular broker-dealers” as defined in the 1940 Act.

Codes of Ethics.  The Trust, the Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act which permits personnel subject to the Code of Ethics to invest in securities, including securities that may be purchased or held by the Funds.  The Codes of Ethics adopted by the Trust, the Adviser and the Distributor are on public file with, and are available from, the SEC.

SPECIAL SHAREHOLDER SERVICES

As noted in the Prospectus, the Funds offer the following shareholder services:

Regular Account.  The regular account allows for voluntary investments to be made at any time. When an investor makes an initial investment in the Funds, a shareholder account is opened in

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accordance with the investor’s registration instructions.  Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a statement showing the transaction.

Automatic Investment Plan.  The automatic investment plan enables shareholders to make regular periodic investments in shares through automatic charges to their checking account.  With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the net asset value on or about the fifteenth and/or the last business day of the month as indicated on the Account Application.  The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

Systematic Withdrawal Plan.  Shareholders owning shares with a value of $10,000 or more may establish a Systematic Withdrawal Plan.  A shareholder may receive monthly or bi-monthly payments, in amounts of not less than $100 per payment, by authorizing the Funds to redeem the necessary number of shares periodically (each month on the 15th and/or last business day of the month).  Payments may be made directly to an investor’s account with a commercial bank or other depository institution via an Automated Clearing House (“ACH”) transaction.

Instructions for establishing this service are included in the Application contained in the Prospectus or are available by calling the Funds.  Payment may also be made by check made payable to the designated recipient and mailed within 7 days of the withdrawal date.  If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see “Signature Guarantees” in the Prospectus).  A corporation (or partnership) must also submit a “Corporate Resolution” (or “Certification of Partnership”) indicating the names, titles and required number of signatures authorized to act on its behalf.  The application must be signed by a duly authorized officer(s) and the corporate seal affixed.  No redemption fees are charged to shareholders under this plan.  Costs in conjunction with the administration of the plan are borne by the Funds.  Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment.  In addition systematic withdrawals may result in realized long-term or short-term capital gains or losses, or, in certain circumstances, may be treated as dividends for tax purposes.  The Systematic Withdrawal Plan may be terminated at any time by the Funds upon sixty days written notice or by a shareholder upon written notice to the Funds. Applications and further details may be obtained by calling the Funds at 1-866-738-1127, or by writing to:

Flippin, Bruce & Porter Funds
Shareholder Services
P.O. Box 46707
Cincinnati, Ohio 45246-0707

Transfer of Registration.  To transfer shares to another owner, send a written request to the Funds at the address shown herein. Your request should include the following:  (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see the Prospectus under the heading “Signature Guarantees”); and (5) any additional documents that are required for transfer by corporations, administrators, executors, trustees, guardians, etc.  If you have any questions about transferring shares, call or write the Funds.

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PURCHASE OF SHARES

The purchase price of shares of each Fund is the net asset value next determined after the order is received.  An order received prior to the close of the regular session of trading on the New York Stock Exchange (the “Exchange”), generally 4:00 p.m. Eastern time, will be executed at the price computed on the date of receipt; and an order received after that time will be executed at the price computed on the next Business Day.  An order to purchase shares is not binding on the Funds until it has been confirmed in writing (unless other arrangements have been made with the Funds, for example in the case of orders utilizing wire transfer of funds) and payment has been received.

Due to Internal Revenue Service regulations, applications without social security or tax identification numbers will not be accepted.  If, however, you have already applied for a social security or tax identification number at the time of completing your account application, the application should so indicate.  The Funds are required to, and will, withhold taxes on all distributions and redemption proceeds if the number is not delivered to the Funds within 60 days.

Each Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders, and (iii) to reduce or waive the minimum for initial and subsequent investments under some circumstances, including circumstances where certain economies can be achieved in sales of Fund shares.

Purchases in Kind.  The Funds may accept securities in lieu of cash in payment for the purchase of shares of the Funds.  The acceptance of such securities is at the sole discretion of the Adviser based upon the suitability of the securities accepted for inclusion as a long term investment of the Funds, the marketability of such securities, and other factors that the Adviser may deem appropriate.  If accepted, the securities will be valued using the same criteria and methods as described in “How Net Asset Value is Determined” in the Prospectus.

Employees and Affiliates of the Funds.  The Funds have adopted initial investment minimums for the purpose of reducing the cost to the Funds (and consequently to the shareholders) of communicating with and servicing their shareholders.  However, a reduced minimum initial investment requirement of $1,000 applies to Trustees, officers and employees of the Funds, the Adviser and certain parties related thereto, including clients of the Adviser or any sponsor, officer, committee member thereof, or the immediate family of any of them.  In addition, accounts having the same mailing address may be aggregated for purposes of the minimum investment if shareholders consent in writing to share a single mailing of shareholder reports, proxy statements (but each such shareholder would receive his/her own proxy) and other Fund literature.

REDEMPTION OF SHARES

Each Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the Exchange is closed, or trading on the Exchange is restricted as determined by the SEC, (ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the SEC may permit.

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No charge is made by the Funds for redemptions, although the Trustees could impose a redemption charge in the future.  Any redemption may be for more or less than the amount of the shareholder’s investment depending on the market value of securities held by the Funds.

There is currently no charge by the Funds for wire redemptions. However, the Funds reserve the right, upon thirty days written notice, to make reasonable charges for wire redemptions.  All charges will be deducted from your account by redemption of shares in your account.  Your bank or brokerage firm may also impose a charge for processing the wire.  In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

Redemptions in Kind.  The Funds do not intend, under normal circumstances, to redeem their securities by payment in kind.  It is possible, however, that conditions may exist which would, in the opinion of the Adviser, make it in the best interests of the Funds and their shareholders to do so.  The Board of Trustees has authorized the Funds to make payment in portfolio securities or other property of the Funds.  Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share.  Shareholders receiving them would incur brokerage costs when these securities are sold.  An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein each Fund commits itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Funds who redeems during any ninety day period, the lesser of (a) $250,000 or (b) one percent (1%) of a Fund’s net assets at the beginning of such period unless the shareholder consents to receiving the entire distribution in kind.

NET ASSET VALUE DETERMINATION

Under the 1940 Act, the Trustees are responsible for overseeing the good faith determination of the fair value of the securities and other assets of the Funds, and they have adopted procedures to do so, as follows.  The net asset value of each Fund is determined as of the close of the regular session of trading on the Exchange (currently 4:00 p.m. Eastern time) on each “Business Day.”  A Business Day means any day, Monday through Friday, except for the following holidays:  New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day and Christmas.  Net asset value per share is determined by dividing the total value of all Fund securities and other assets, less liabilities, by the total number of shares then outstanding.  Net asset value includes interest on fixed income securities, which is accrued daily.

FUND EXPENSES

Each Fund pays all expenses not assumed by the Adviser, including its advisory fees.  Fund expenses include, among others, the fees and expenses, if any, of the Trustees who are not “affiliated persons” of the Adviser or the Distributor, fees of the Custodian, interest expense, taxes, brokerage fees and commissions, fees and expenses of the Funds’ shareholder servicing operations, fees and expenses of qualifying and registering the Funds’ shares under federal and state securities laws, expenses of preparing, printing and distributing prospectuses and reports to existing shareholders, auditing and legal expenses, insurance expenses, association dues, fees and expenses of the Trust’s CCO, and the expense of shareholders’ meetings and proxy solicitations.  The Funds are also liable for any nonrecurring expenses as may arise such as litigation to which the Funds may be a party.  The Funds may be obligated to indemnify the Trustees and officers with respect to such litigation.  All expenses

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of a Fund are accrued daily on the books of the Fund at a rate which, to the best of its belief, is equal to the actual expenses expected to be incurred by the Fund in accordance with generally accepted accounting practices.

General Trust expenses are allocated among the Trust’s series, or funds, on a fair and equitable basis by the Board of Trustees, which may be based on relative net assets of each fund (on the date the expense is paid) or the nature of the services performed and the relative applicability to each fund.

ADDITIONAL TAX INFORMATION

Taxation of the Funds.  Each Fund has qualified and intends to qualify annually for the special tax treatment afforded a “regulated investment company” (“RIC”) under Subchapter M of the Internal Revenue Code of 1986 (the “Code”) so that it does not pay federal taxes on income and capital gains distributed to shareholders.  Among the requirements to qualify under Subchapter M, each Fund must distribute annually at least 90% of its net investment income.  In addition to this distribution requirement, each Fund must (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies, or from net investment income derived from an interest in a qualified publicly traded partnership (“PTP”); and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund’s total assets is represented by cash, U.S. Government securities, securities of other RICs and other securities (for this purpose such other securities will qualify only if the Fund’s investment is limited in respect to any issuer to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund’s total assets is invested in securities (other than U.S. Government securities or securities of other RICs) of any one issuer, the securities of any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified PTPs.  For these purposes, a qualified PTP is generally a PTP other than one where at least 90% of its gross income is gross income that would otherwise be qualifying income for a RIC.

While the above requirements are aimed at qualification of the Funds as RICs under Subchapter M of the Code, the Funds also intend to comply with certain requirements of the Code to avoid liability for federal income and excise tax. If the Funds remain qualified under Subchapter M, they will not be subject to federal income tax to the extent they distribute their taxable net investment income and net realized capital gains.  A nondeductible 4% federal excise tax will be imposed on each Fund to the extent it does not distribute at least 98% of its ordinary taxable income for a calendar year, plus 98% of its capital gain net taxable income for the one year period ending each October 31, plus certain undistributed amounts from prior years.  While each Fund intends to distribute its taxable income and capital gains in a manner so as to avoid imposition of the federal excise and income taxes, there can be no assurance that the Funds indeed will make sufficient distributions to avoid entirely imposition of federal excise or income taxes.  If a Fund fails to qualify as a RIC for any year, all of its taxable income will be subject to tax at regular corporate rates without any deduction

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for distributions to shareholders, and its distributions (including capital gains distributions) generally will be taxable as ordinary income to its shareholders, subject to the dividends received deduction for corporate shareholders and the provisions relating to qualified dividend income.  The Board of Trustees reserves the right not to maintain the qualification of the Funds as RICs if it determines such course of action to be beneficial to shareholders.

Each Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards.  Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction.  As of March 31, 2010, the Value Fund had capital loss carryforwards of $4,325,299, of which $2,475,616 expires March 31, 2017 and $1,849,683 expires March 31, 2018.  As of March 31, 2010, the Balanced Fund had capital loss carryforwards of $2,309,002, of which $1,823,332 expires March 31, 2017 and $485,670 expires March 31, 2018.   These capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

Should additional series, or funds, be created by the Trustees, each fund would be treated as a separate tax entity for federal income tax purposes.

Tax Status of the Funds’ Dividends and Distributions.  Dividends paid by the Funds derived from net investment income or net short-term capital gains are generally taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares.  However, dividends from net investment income to the extent the Funds receive qualified dividend income will be taxable to individuals at net capital gains rates.  Qualified dividend income is, in general, income from dividends the Funds receive from taxable domestic corporations and certain foreign corporations, subject to certain holding period and other requirements.  Distributions, if any, of long-term capital gains are taxable to shareholders as long-term capital gains, whether received in cash or reinvested in additional shares, regardless of how long you have held your Fund shares.  For information on “backup” withholding, see “Purchase of Shares” above.

For corporate shareholders, the dividends received deduction, if applicable, should apply to a portion of the dividends paid by each Fund.  Each Fund will send shareholders information each year on the tax status of dividends and disbursements.  A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation.  Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or shares and regardless of how long you have held your Fund shares, even if they reduce the net asset value of shares below your cost and thus in effect result in a return of a part of your investment.

Profits on closing purchase transactions and premiums on lapsed calls written are considered capital gains for financial reporting purposes and are short-term gains for federal income tax purposes.  When short-term gains are distributed to shareholders, they are taxed as ordinary income.

Sale or Redemption of Fund Shares.  A sale, exchange or redemption of shares of the Funds by a shareholder is generally a taxable event.  For federal income tax purposes, any loss upon the sale of shares of the Funds held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributions received by the shareholder.

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Shareholders should consult their tax advisors regarding the federal, state, local and foreign tax consequences resulting from the ownership of shares of the Funds.

GENERAL INFORMATION ABOUT THE TRUST

The Funds are no-load, diversified series of Williamsburg Investment Trust, an open-end management investment company organized as a Massachusetts business trust in July 1988.  The Board of Trustees has overall responsibility for management of the Funds under the laws of Massachusetts governing the responsibilities of trustees of business trusts.  The Declaration of Trust of the Trust currently provides for the shares of nine funds, or series, to be issued.  The Trustees are permitted to create additional series, or funds, at any time.

Shares of the Funds, when issued, are fully paid and non-assessable and have no preemptive or conversion rights.  Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held.  Shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in this event, the holders of the remaining shares voting will not be able to elect any Trustees.  The Trustees will hold office indefinitely, except that:  (1) any Trustee may resign or retire and (2) any Trustee may be removed with or without cause at any time (a) by a written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; or (b) by vote of shareholders holding not less than two-thirds of the outstanding shares of the Trust, cast in person or by proxy at a meeting called for that purpose; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust and filed with the Trust’s custodian.  Shareholders have certain rights, as set forth in the Declaration of Trust, including the right to call a meeting of the shareholders for the purpose of voting on the removal of one or more Trustees.  Shareholders holding not less than ten percent (10%) of the shares then outstanding may require the Trustees to call such a meeting and the Trustees are obligated to provide certain assistance to shareholders desiring to communicate with other shareholders in such regard (e.g., providing access to shareholder lists, etc.).  Shareholder inquiries may be made in writing, addressed to the Funds at the address contained in this Statement of Additional Information.  In case a vacancy or an anticipated vacancy shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to the provisions of Section 16(a) of the 1940 Act.  The Trust does not expect to hold annual meetings of shareholders.

Upon liquidation of the Trust or a particular fund of the Trust, holders of the outstanding shares of the fund being liquidated shall be entitled to receive, in proportion to the number of shares of the fund held by them, the excess of that fund’s assets over its liabilities.    On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding and entitled to vote, irrespective of the fund, shall be voted in the aggregate and not by fund, except (i) when required by the 1940 Act, shares shall be voted by individual fund; and (ii) when the matter does not affect any interest of a particular fund, then only shareholders of the affected fund or funds shall be entitled to vote thereon.  Examples of matters which affect only a particular fund could be a proposed change in the fundamental investment objectives or policies of that fund or a proposed change in the investment advisory agreement for a particular fund.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust.  The Declaration of Trust, therefore, contains provisions that are intended to mitigate such liability.

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Stock certificates will not be issued for your shares.  Evidence of ownership will be given by issuance of periodic account statements which will show the number of shares owned.

Proxy Voting Policies and Procedures.  The Trust and the Adviser have adopted Proxy Voting Policies and Procedures that describe how the Funds intend to vote proxies relating to portfolio securities.  The Proxy Voting Policies and Procedures of the Trust and the Adviser are attached to this Statement of Additional Information as Appendix A.  Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-866-738-1127, or on the SEC’s website at http://www.sec.gov.

Portfolio Holdings Disclosure Policy.  The Board of Trustees of the Trust has adopted policies to govern the circumstances under which disclosure regarding securities held by the Funds, and disclosure of purchases and sales of such securities, may be made to shareholders of the Funds or other persons.

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Public disclosure regarding the securities held by the Funds (“Portfolio Securities”) is made quarterly in Annual Reports and Semi-Annual Reports to shareholders, and in quarterly holdings reports on Form N-Q (“Official Reports”).  Except for such Official Reports and as otherwise expressly permitted herein or required by applicable law, shareholders and other persons may not be provided with information regarding Portfolio Securities held, purchased or sold by the Funds.

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Each of the Funds’ ten largest holdings as of the end of the most recent calendar quarter is included as part of a Quarterly Update which is posted at www.fbpfunds.com.  The Quarterly Update is typically posted to the website within 30 days of the end of each calendar quarter.  The website is open to the general public.

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Information regarding Portfolio Securities and other information regarding the investment activities of the Funds is disclosed to rating and ranking organizations for use in connection with their rating or ranking of the Funds.  Currently, the Funds are providing portfolio information to five different rating or ranking organizations.  These organizations offer various services to investors.  Each disclosure arrangement has been approved by the CCO of the Trust.  The CCO found that this disclosure was in the best interest of shareholders and serves a legitimate business interest of the Funds.  Below is a table listing the groups that are currently receiving portfolio information along with the types of information received, conditions or restrictions on use, timing of disclosure and any compensation received for providing portfolio information.

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Name of Rating or Ranking Organization	Information Provided	Timing of Release and Conditions or Restrictions on Use	Receipt of Compensation or other Consideration by the Funds or Affiliated Party
Morningstar, Inc.	CUSIP, description, shares/par, market value	Provided quarterly, with a 30-day lag. No formal conditions or restrictions.	None
Lipper	CUSIP, description, shares/par
Provided quarterly, with a 30-day lag.  No formal conditions or restrictions.  Lipper indicates that it will not trade based on the Funds’ portfolio information, and it prohibits its employees from any such trading.
None
Bloomberg L.P.	CUSIP, shares/par, market value
Provided quarterly, with a 30-day lag. No formal conditions or restrictions.  Bloomberg indicates that it requires all employees to sign confidentiality agreements acknowledging all information received during their employment must be used for legitimate business purposes only.
None
Standard & Poors, Inc.	CUSIP, description, shares/par, market value, coupon, maturity date, % of net assets
Provided quarterly, with a 30-day lag.  No formal conditions or restrictions.  S&P indicates that its employees are required to follow a code of business conduct that prohibits them from using portfolio information for anything other than performing their job responsibilities, and S&P employees must certify annually that they have followed this code of business conduct.
None
Thomson Financial	CUSIP, shares/par, market value, cost basis
Provided quarterly, with a 30-day lag. No formal conditions or restrictions.  Thomson Financial indicates that it requires all employees to sign confidentiality agreements acknowledging that all information received during their employment must be used for legitimate business purposes only.
None

The CCO has concluded that providing portfolio information to these rating or ranking organizations does not pose a significant risk to the Funds or their shareholders.

•
These policies relating to disclosure of the Funds’ Portfolio Securities do not prohibit: (i) disclosure of information to the Adviser or other Fund service providers, including but not limited to the Funds’ administrator, distributor, custodian, legal counsel, accountants, pricing service, financial printer, typesetter and proxy voting service, or to brokers and dealers in connection with the Funds’ purchase and sale of Portfolio Securities; and (ii) disclosure of holdings of or transactions in Portfolio Securities by a Fund that is made on the same basis to all shareholders of the Fund.

•
The CCO may approve other arrangements, not described herein, under which information relating to Portfolio Securities held by a Fund, or purchased or sold by a Fund (other than information contained in Official Reports), is disclosed to any shareholder or other person.  The CCO shall approve such an arrangement only if she concludes (based on a consideration of the information to be disclosed, the timing of the disclosure, the intended use of the information and other relevant factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Funds and is unlikely to affect adversely the Funds or any shareholder of the Funds and is in the best interests of shareholders and subject to a confidentiality agreement and prohibition of trading based upon material non-public information.

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•
Neither the Adviser nor the Trust (or any affiliated person, employee, officer, trustee or director of the Adviser or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to Portfolio Securities held, purchased or sold by the Funds.

•
The CCO shall inform the Board of Trustees of any arrangements that are approved by the CCO pursuant to these policies, and the rationale supporting such approval, at the next regular quarterly meeting of the Board of Trustees following such approval.  At least annually, the CCO shall provide the Board of Trustees with a report as to the compliance with these policies.

Principal Holders of Fund Shares.   As of July 1, 2010, the Flippin, Bruce & Porter, Inc. Profit Sharing Plan & Trust and the Flippin, Bruce & Porter, Inc. Employee Stock Ownership and Savings Plan, P.O. Box 6138, Lynchburg, Virginia 24505, collectively owned of record 11.1% of the outstanding shares of the Value Fund and 14.3% of the outstanding shares of the Balanced Fund.

CALCULATION OF PERFORMANCE DATA

Each Fund may, from time to time, advertise certain total return information.  The average annual total returns of each Fund are computed by finding the average compounded rates of return over the 1-, 5-, and 10-year periods (or the period of a Fund’s operations) that would equate the initial amount invested to the ending redeemable value (after adjusting for the reinvestment of any income dividends and capital gain distributions).  In particular, the average annual total returns of a Fund (“T”) are computed by using the redeemable value at the end of a specified period of time (“ERV”) of a hypothetical initial investment of $1,000 (“P”) over a period of time (“n”) according to the formula P (l+T)n = ERV.

Average annual total returns may also be calculated (i) after taxes on distributions and (ii) after taxes on distributions and redemption of Fund shares at the end of the period.  The calculations assume deduction of all taxes due on such Fund distributions.  The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the computation and, in the case of returns after taxes on distributions and redemption of Fund shares, includes the deduction of capital gains taxes resulting from the redemption or, if appropriate, an adjustment to take into account the tax benefit from any capital losses that may have resulted from the redemption. After-tax returns are calculated using the highest applicable individual federal marginal tax rate in effect on the reinvestment date of a distribution.  The tax rates used correspond to the tax character of each component of the distributions (that is, the ordinary income tax rate for ordinary income distributions and the long-term capital gains rate for capital gains distributions).  The tax rates may vary over the course of the measurement period.  State and local tax liabilities are disregarded, as are the effect of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum income tax.  Actual after-tax returns will depend on an investor’s tax situation and may differ from those shown.  The after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.  The Funds’ past performance, before and after taxes, is not necessarily an indication of how the Funds will perform in the future.

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The table below shows each Fund’s average annual total returns for periods ended March 31, 2010:

	One Year	Five Years	Ten Years
FBP Value Fund	62.84%	-0.17%	2.71%
FBP Balanced Fund	44.01%	2.02%	3.94%

In addition, each Fund may advertise other total return performance data (“Nonstandardized Return”).  Nonstandardized Return shows as a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation) and it assumes reinvestment of all dividends and capital gain distributions.  Nonstandardized Return may consist of a cumulative percentage of return, actual year-by-year rates or any combination thereof.

From time to time, each Fund may advertise its yield.  A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

Yield = 2[(a-b/cd + 1)6 - 1]
Where:
a = dividends and interest earned during the period
b = expenses accrued for the period (net of reimbursements)
c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d = the maximum offering price per share on the last day of the period

Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that a Fund owns the security.  Generally, interest earned (for the purpose of “a” above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest).  The yields of the Value Fund and the Balanced Fund for the 30 days ended March 31, 2010 were 0.64% and 1.10%, respectively.

The Funds’ performance may be compared in advertisements, sales literature and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance.  In particular, each Fund may compare its performance to the S&P 500 Index, which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the United States securities markets.  Comparative performance may also be expressed by reference to rankings or broad groups of mutual funds, as prepared or tracked and published by mutual fund monitoring services, such as Lipper or Morningstar, Inc., or by one or more newspapers, newsletters or financial periodicals.  Performance comparisons may be useful to investors who wish to compare the Funds’ past performance to that of other mutual funds and investment products.  Of course, past performance is not a guarantee of future results.

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•
Lipper ranks funds in various fund categories by making comparative calculations using total return.  Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

•	Morningstar, Inc. rates mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for one month.

Investors may use such indices in addition to the Funds’ Prospectus to obtain a more complete view of the Funds’ performance before investing.  Of course, when comparing the Funds’ performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons.  When comparing funds using reporting services or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Funds may quote total returns that are calculated on non-standardized base periods.  The total returns represent the historic change in the value of an investment in the Funds assuming reinvestment of dividends and distributions over a specified period of time.

From time to time the Funds may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation.  The Funds may also disclose from time to time information about their portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as Standard & Poor’s Ratings Group and Moody’s Investors Service, Inc.).  The Funds may also depict the historical performance of the securities in which the Funds may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators.  The Funds may also present their performance and other investment characteristics, such as volatility or a temporary defensive posture, in light of the Adviser’s view of current or past market conditions or historical trends.  The Funds may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children’s education, or other future needs.

FINANCIAL STATEMENTS AND REPORTS

The financial statements of the Funds will be audited at least once each year by an independent registered public accounting firm.  Shareholders will receive annual audited and semiannual (unaudited) reports when published, and will receive written confirmation of all confirmable transactions in their account.  A copy of the Annual Report will accompany this Statement of Additional Information whenever the Statement of Additional Information is requested by a shareholder or prospective investor.  The financial statements of the Funds as of March 31, 2010, together with the report of the independent registered public accounting firm thereon, are incorporated herein by reference to the Annual Report of the Funds.

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APPENDIX A

WILLIAMSBURG INVESTMENT TRUST

POLICIES AND PROCEDURES FOR VOTING PROXIES

1.         Purpose.  The purpose of this memorandum is to describe the policies and procedures for voting proxies received from issuers whose securities are held by the Trust.  These policies and procedures are to be implemented by the Investment Advisers to the various Funds.

2.         Definitions

(a)        Proxy.  A proxy permits a shareholder to vote without being present at annual or special meetings.  A proxy is the form whereby a person who is eligible to vote on corporate matters transmits written instructions for voting or transfers the right to vote to another person in place of the eligible voter.  Proxies are generally solicited by management, but may be solicited by dissident shareholders opposed to management’s policies or strategies.

(b)        Proxy Manager.  Proxy manager, as used herein, refers to the individual, individuals or committee of individuals appointed by the Investment Advisers to the various Funds as being responsible for supervising and implementing these Policies and Procedures.

3.         Policy for Voting Proxies.

(a)        Fiduciary Considerations.  Proxies are voted solely in the interests of the shareholders of the Trust.  Any conflict of interest must be resolved in the way that will most benefit the shareholders.

(b)        Management Recommendations.  Since the quality and depth of management is a primary factor considered when investing in a company, the recommendation of management on any issue should be given substantial weight.

The vote with respect to most issues presented in proxy statements should be cast in accordance with the position of the company’s management, unless it is determined that supporting management’s position would adversely affect the investment merits of owning the stock.  However, each issue should be considered on its own merits, and the position of the company’s management should not be supported in any situation where it is found not to be in the best interests of the Trust’s shareholders.

4.         Conflicts of Interest.   The Trust recognizes that under certain circumstances the Investment Advisers may have a conflict of interest in voting proxies on behalf of the various Funds.  Such circumstances may include, but are not limited to, situations where the Investment Adviser or one or more of its affiliates, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote.  The Investment Adviser shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Investment Adviser with respect to voting proxies on behalf of the Funds, both as a result of the employee’s personal relationships and due to

38

circumstances that may arise during the conduct of the Investment Adviser’s business, and to bring conflicts of interest of which they become aware to the attention of the proxy manager.  The Investment Adviser shall not vote proxies relating to such issuers on behalf of the Funds until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been determined in the manner described below.  A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser’s decision-making in voting a proxy.  Materiality determinations will be based upon an assessment of the particular facts and circumstances.  If the proxy manager determines that a conflict of interest is not material, the Investment Adviser may vote proxies notwithstanding the existence of a conflict.  If the conflict of interest is determined to be material, either (i) the conflict shall be disclosed to the Audit Committee and the Investment Adviser shall follow the instructions of the Audit Committee or (ii) the Investment Adviser shall vote the issue in question based upon the recommendation of an independent third party under a contractual arrangement approved by the Audit Committee. The proxy manager shall keep a record of all materiality decisions and report them to the Audit Committee on a quarterly basis.

5.         Routine Proposals.  Proxies for routine proposals (such as election of directors, selection of independent public accountants, stock splits and increases in capital stock) should generally be voted in favor of management.

6.         Non-routine Proposals.

(a)        Guidelines on Anti-takeover Issues.  Since anti-takeover proposals generally reduce shareholders’ rights, the vote with respect to these proposals should generally be “against.”  During review of the proposal, if it is concluded that the proposal is beneficial to shareholders, a vote for the proposal should be cast.  This may (but is not required to) be the case for staggered board and fair price amendments.  Other anti-takeover issues include supermajority rules, superstock, poison pills and greenmail.

(b)        Guidelines on Social and Political Issues.  Social and political issues should be reviewed on a case by case basis.  Votes should generally be cast with management on social or political issues, subject to review by the proxy manager appointed by the Investment Adviser who shall be the portfolio manager, securities analyst or other investment professional.

7.         Proxy Manager Approval.  Votes on non-routine matters (including the matters in paragraph 5 and mergers, stock option and other compensation plans) and votes against a management’s recommendations are subject to approval by the proxy manager.

8.         Proxy Voting Procedures.  Proxy voting will be conducted in compliance with the policies and practices described in this memorandum and is subject to the proxy manager’s supervision.  A reasonable effort should be made to obtain proxy material and to vote in a timely fashion.  Records should be maintained regarding the voting of proxies under these Policies and Procedures.

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9.         Report to the Board.  On an annual basis, the proxy manager or his designee will report in writing to the Board of Trustees on the general manner in which proxy proposals relating to anti-takeover, social and political issues were voted, as well as proposals that were voted in opposition to management’s recommendations.

10.       Investment Advisers’ Voting Procedures. The Trust acknowledges that the Investment Advisers to the various Funds have adopted voting policies and procedures for their clients which have been delivered to the Trust.  To the extent that such policies and procedures are consistent with these Policies and Procedures, the Investment Advisers may implement them with respect to voting proxies on behalf of the various Funds.  However, the provisions of paragraph 4 of these Policies and Procedures relating to conflicts of interest shall supercede any comparable provisions of the Investment Advisers’ policies and procedures.

As adopted November 1, 2004

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Statement of Policies and Procedures
Relating to Proxy Voting

A proxy permits a shareholder to vote without being present at annual or special shareholder meetings.  A proxy is the form whereby a person who is eligible to vote on corporate matters transmits written instructions for voting or transfers the right to vote to another person.  Flippin, Bruce & Porter, Inc. (FBP) has been assigned the responsibility for voting proxies for most of the accounts under its management.  We have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties.

PROCEDURES

Proxy voting procedures at FBP are designed to ensure that all proxies for which we are eligible to vote are voted in a timely manner and in accordance with our Proxy Voting Polices (incorporated herein).  The procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are conducted in the best interest of clients.

Responsibility for proxy voting administration and oversight is assigned to the FBP Proxy Voting Committee, comprised of portfolio managers and analysts from the FBP Investment Committee.  The Proxy Voting Committee is responsible for:

Developing, updating and implementing the policies and procedures.
Overseeing the proxy voting process.
Monitoring legislative and corporate governance developments and coordinating any communication related to proxy issues.
Meeting regularly as necessary to fulfill its responsibilities.
Annual review of all proxy policies.

All proxy materials received at FBP are recorded upon receipt and holdings are cross-checked to ensure that all proxies are received and voted before the deadline. The proxy material is delivered to the member of the FBP Investment Committee designated to vote the proxy on a company-by-company basis.  That person bears the responsibility of voting each proxy in a timely fashion in accordance with proxy voting guidelines.  In any case where the adopted guidelines are not clear or in a case where, based upon the judgment of the analyst, a vote is cast in a fashion contrary to the guidelines, justification for the exception is documented in writing.   The votes are cast and any notation or comments are filed with the proxy materials and maintained at the offices of FBP.

Each proxy is checked against the Potential Conflict of Interest Checklist as it is received.  This is a list maintained by the Proxy Voting Committee of any public companies where a potential conflict exists at FBP.  Such conflict may arise due to a real or contemplated commercial relationship with that company, where an FBP client is a party to a shareholder proposal or where an FBP employee serves in a professional capacity (such as a director) for that company.  In an instance where a proxy is received from a company on that list, that proxy is immediately forwarded to the FBP Executive

41

Committee for action.  If a true conflict of interest exists, FBP will consult an independent third party under a special contractual arrangement.  FBP will determine that the third party does not have a conflict of interest regarding the issuer in question.  FBP will vote the proxy in accordance with the recommendation of that third party consultant.

In an instance where an apparent conflict does exist and the shares represented are deemed immaterial, the proxy will be voted according to FBP materiality policy guidelines without consulting an independent third party. (See XII.  Materiality) A holding will be considered to be immaterial if the total market value of the holding is less than $350,000 and is less than 0.01% of total equity market cap of outstanding shares for that company.  Voting these immaterial holdings is unlikely to impact the outcome of a shareholder vote.

All proxy vote records are maintained at FBP and are available for client review upon request.

PROXY VOTING POLICIES

Our policy is guided by our fiduciary responsibility of loyalty as well as a reasonable standard of care whereby investment actions are carried out for the sole benefit of the shareholder and are never compromised.  Each proxy vote represents a valuable right, essentially an asset, which is an important and integral part of investment management.  These proxy guidelines are adopted to ensure consistency of application.  Each vote, however, is ultimately decided on a case-by-case basis considering all other relevant facts and circumstances at the time of the vote.

I. General Philosophy- After an initial review, FBP will generally vote with management on routine matters related to the operation of the company that are not expected to have a material impact on the company and/or shareholders.  FBP will review and analyze on a case-by-case basis, non-routine proposals that are more likely to affect the structure and/or operation of the issuer and to have a greater impact on the value of the investment.

Corporate Governance – FBP reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices.

Such Other Business – Ballots sometimes contain a proposal granting the board authority to “transact such other business as may properly come before the meeting.”  FBP will typically vote against such proposals, as granting management the proxy to vote using its full discretion is imprudent.

II. Board of Directors - Separating the positions of Chairman and CEO - In order to maximize the board’s ability to oversee the actions of management by eliminating the potential conflict of interest, FBP will generally vote in favor of such proposals.

Independence- FBP will generally vote for the proposed slate of directors after a fully satisfactory review that ensures that the Nominating Committee is completely independent from management, that there is no material evidence of interlocking directorates and that the composition of the board is sufficiently independent of company management.

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Limitations on Director Tenure and Retirement – FBP will generally favor proposals to limit the term of outside directors by institution of a mandatory retirement age in order to foster the introduction of new perspectives on the board.

D&O Indemnification - Increased indemnification and decreased liability for directors is important to ensure the continued availability of competent directors.   FBP will generally vote in favor of proposals that include: a) indemnifying directors for acts conducted in the normal course of business and b) providing expanded coverage in cases where a director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the company.

Majority Voting – FBP will generally support proposals calling for the election of directors by a majority vote.

III. Auditors – Generally vote for proposed auditors provided the ratification has been approved by an appropriate audit committee that meets applicable composition and independence requirements.  Also considered will be the absolute magnitude and proportion, in relation to audit fees, of non-audit fees billed by the auditors.

IV. Proxy Contests – FBP will consider the following factors when voting for a director in a contested election: 1) long-term financial performance of the company; 2) management’s track record; 3) background and circumstances surrounding the proxy contest; 4) qualifications of both slates on nominees; 5) evaluation of what each side brings to shareholders and the likelihood of accomplishing those goals; and 6) stock ownership.
FBP will only approve reimbursement of reasonable proxy solicitation expenses for dissidents in those cases where they are successful.

V. Proxy Contest Defenses – FBP will support proposals requiring shareholder approval for changes to the size of the board within the context that a smaller board size generally promotes better governance.  FBP will approve proposals that permit shareholders to remove a director for cause and that allow shareholders to elect directors to fill board vacancies.

Cumulative Voting-FBP will generally oppose proposals to adopt or restore cumulative voting. Cumulative voting promotes single interest representation that may not be concerned with overall shareholder interests.

VI. Tender Offer Defenses – FBP will generally oppose proposals to classify boards.  Periodic as opposed to annual election of directors can be used to entrench management and guard against unwanted takeovers.

Poison Pills – FBP will generally oppose poison pills and will support proposals asking companies to put their poison pill provisions to a shareholder vote.

Fair Price Provisions – FBP will generally favor proposals for fair price provisions that prohibit an acquirer from employing a two-tiered pricing scheme by offering a higher price for a sufficient number of shares to gain control and a lower price for the balance of shares.

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Greenmail – FBP will oppose any proposal or plan that allows a company to repurchase shares at above market prices to avoid a takeover proxy fight.

Unequal Voting Rights Plans- FBP will generally oppose plans to establish unequal voting rights plans designed to concentrate significant voting rights in the hands of management.

Supermajority Shareholder Requirements – FBP will generally oppose proposals to establish supermajority voting requirements.

White Squire Placements – FBP will generally oppose provisions permitting issuance of blank check preferred stock in the form of a white squire placement as a defense against takeovers and as a source of “patient capital.”

VII. Miscellaneous Governance Provisions - Confidential Voting – FBP will generally oppose proposals to establish confidential voting.

Bundled/Combination Proposals – FBP will assess the total benefits and detriments to shareholders of the combination proposal and take into consideration the extent to which issues included in the combination proposal should be subject to separate votes.
FBP will generally oppose proposals that result in the elimination of or restriction to the authority of shareholders to the benefit of management.

VIII. Capital Structure - Stock Authorizations- FBP will seek to distinguish between legitimate proposals to authorize increases in common stock for expansion and other corporate purposes and those designed principally as an anti-takeover device. Consideration will be given to the need for the increase, the percentage increase with respect to the existing authorization, the voting rights of the stock and the overall capital structure.

Preferred Stock- Blank check preferred stock is that which is authorized for issuance at some uncertain time in the future and allows the board to establish voting, dividend, conversion and other rights at the time of issuance.  FBP generally opposes proposals to issue blank check preferred stock.

Preemptive Rights – FBP will generally oppose proposals to grant or restore preemptive rights to shareholders and will generally support proposals that eliminate such rights.

State of Incorporation- FBP will generally oppose proposals to change state of incorporation for the purpose of taking advantage of a state’s courts interpretations of laws governing unsolicited takeovers.  FBP will generally oppose proposals to establish an offshore presence for tax purposes.

IX. Executive and Director Compensation – Stock option plans and other executive and director compensation plans are designed to attract, retain and motivate talented executives and outside directors.  FBP will evaluate such plans by weighing the need to attract and retain qualified people against the implications for dilution and transfer of shareholder wealth. FBP will generally vote in favor of proposals to allow shareholders advisory approval of senior executive compensation practices.  Advisory votes provide shareholder feedback without constraining a board’s ability to set compensation policy.

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Stock Option Plans – Consideration will be given to the financial reasonableness of the plan relative to the company’s market capitalization and the practices of peer companies. Any evaluation of new proposals will include consideration of all existing stock option plans and any authorized but not yet granted options.  The following may be considered (any one of which may be sufficient to result in opposition to the plan by FBP) when addressing proposed option plans: 1) whether the plan expressly permits re-pricing of underwater options, 2) whether the plan could potentially result in  an unacceptable level of earnings dilution after complete vesting, 3) whether the plan has an option exercise price below the market price on the day of the grant, 4) whether the proposal relates to an amendment to extend the term of options for persons leaving the firm voluntarily or for cause, and 5) whether the plan has certain imbedded features, such as a) participation by non-employees; b) exercise prices set at the discretion of the board; c) no limit on the number of shares available for issue under the plan; d) excessive concentration of options available only to a small percentage of top employees; e) authority granted to the board to amend the plan without prior shareholder approval to the extent permitted by law; and f) reload options.

Director Compensation – Stock option plans for outside directors may be approved based upon whether shares are at the same risk as those of shareholders and how option programs for non-employee directors compare with the standards of employee programs.  FBP will generally oppose plans that result in outright grants of options or stock for outside directors (except when distributed in lieu of cash compensation).  FBP will also oppose plans where the total compensation appears excessive.

OBRA-Related Compensation Proposals – The Omnibus Budget Reconciliation Act (OBRA) requires a company to obtain shareholder approval of incentive compensation plans that would result in a deduction greater than $1 million in non-deferred executive compensation.  FBP will generally approve OBRA related proposals after evaluation of the provisions for reasonable performance-based goals and financial reasonableness.  Each will be evaluated on a case-by-case basis.

Golden and Tin Parachutes – Golden parachutes assure certain key officers of an acquired company a significant severance package if such officer is terminated or demoted pursuant to the takeover. Tin parachutes make similar assurances to all employees.  These proposals have anti-takeover implications because of the added expense to the acquisition.  FBP will oppose all Golden and Tin parachutes.

Executive Severance Compensation – FBP will generally oppose proposals where the total economic value of the severance package (salary plus bonus) exceeds 2.99 times the total compensation of that executive.

Loans to Officers – FBP will generally oppose proposals to grant loans to officers for the purpose of buying stock in the company.

401(k) Benefit Plans – FBP will generally support proposals to implement 401(k) Employee Benefit Plans.

Employee Savings Plans – FBP will generally favor such plans that permit purchases of shares at a discount to market value not to exceed 15% of the current market price.

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X. Mergers and Acquisitions – Each merger or acquisition proposal will be evaluated on a case-by-case basis, taking into consideration anticipated financial and operating benefits, the offer price, prospects of the combined entity, how the deal was negotiated and changes in corporate governance and their potential impact on shareholder rights.

XI. Social Issues – FBP will generally oppose shareholder resolutions on behalf of individuals or activist groups intent on furthering a social or political agenda.  Corporate managements are held responsible for all ramifications of their policies and activities as measured by the financial impact of those decisions on earnings and/ or corporate assets.  It is the intent of FBP that corporate management will appreciate that it is necessary to promote corporate responsibility and accountability on social issues because it is generally in the best long-term interests of shareholders.  Those responsible parties should be empowered by shareholders to conduct business and set corporate policy free from shareholder interference.

XII. Materiality - From time to time FBP receives proxies representing very small security holdings that may be held for one or a few accounts.  FBP considers any security holding less than $350,000 and that is less than 0.01% of total equity market cap of outstanding shares for that company to be immaterial.  Voting these immaterial holdings is unlikely to impact the outcome of a shareholder vote.  In these cases the proxy will be voted along the guidelines recommended by the management of that company.

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FBP Value Fund FBP Balanced Fund Annual Report March 31, 2010 No-Load Funds

Letter to Shareholders	May 12, 2010

We are pleased to report on your Funds and their investments for the annual period ended March 31, 2010.

What a difference a year can make. Last year at this time we were just recovering from one of the most difficult bear markets in history and were in the grips of a worldwide recession. Today, most economies have improved and we are enjoying a very powerful stock market rally. The S&P 500 Index returned 49.77% over the twelve months ended March 31, 2010 - one of the best years on record. This has been quite a recovery, but not surprising considering the low levels reached in early of March of 2009. Every sector in the S&P 500 Index posted positive returns, with Financials producing the strongest gains. Again not surprising as this was the most devastated sector during the bear market.

The FBP Value Fund and the FBP Balanced Fund each produced very strong returns over this period, rising 62.84% and 44.01%, respectively. The key to achieving these results was staying true to our investment philosophy and process. We believed that tremendous values had been created during the weakness of the bear market. By sticking with our disciplines, we were able to stay invested a year ago when others may have become too conservative. Our investment team worked to improve the quality of the equity holdings and to maintain sufficient equity exposure in the Balanced Fund. Therefore, as the recovery has unfolded, the performance of the equities in the Funds drove the Funds’ returns. And just as with the S&P 500 Index, all sectors held by the Funds produced positive results. The Energy sector was the strongest performer, driven by Pioneer Natural Resources (+243%) and BJ Services (+122%). Industrials were quite strong relative to the S&P 500 Index with Ingersoll-Rand (+157%) a large contributor. Financials were also a major contributor. We had reduced the exposure to the Financials sector early in 2009, but the Funds maintained a higher weight than the S&P 500 Index and produced a higher return. JPMorgan Chase (+69%) and Lincoln National (+360%) provided the most lift in this sector. Two sectors, Materials and Consumer Staples, contributed negatively on a relative basis. While both sectors were up nicely, a combination of weighting and relative return produced the slight detraction. The best individual stock was Wyndham Worldwide (+521%), just recently eliminated from the Funds, and the worst was Watson Pharmaceuticals (+2%), which was sold early in the fiscal year.

Just as investors began to feel more comfortable with the equity markets, several significant events occurred: The rise in risk premiums due to Greece’s financial problems and market weakness in China seem to be tipping points, and most likely are accompanying a near-term correction in equity prices. We are not surprised; as we believed the markets had been due to adjust following the past year’s powerful run. The exaggerated price swings witnessed on May 7th have unnerved many and will surely lead to some changes in trading rules, hopefully to minimize such occurrences in the future. The public turmoil in opposition to necessary austerity measures resulting from Greece’s large debt load is indeed troubling. The rest of Europe has prepared a financial

2

rescue package to allow Greece to work out of its difficulties over time. But this should be a warning signal to any country that takes on too much debt, whatever its reason.

While the recession most likely ended sometime in the second half of 2009 and economic growth is improved, the strength and longevity of this cycle remain uncertain. We expect domestic GDP growth to be in the 3% to 3.5% range for the calendar year, a decent economic environment. Unemployment remains high at 9.7%, but is down from its seasonally-adjusted peak last year of 10.1%. We expect the unemployment rate, which is traditionally a lagging indicator, to improve gradually as the economy continues to gain traction. Some evidence of this improvement is already appearing, with unemployment claims recently making an 18-month low. Understandably, consumer spending remains subdued, and consumers are continuing to deleverage their balance sheets. Expectations for spending are very low, so even minor upticks in retail sales numbers are being favorably received by investors. We believe a pickup in corporate spending will be a key driver of the economic recovery. During the uncertainty of the recession, companies became reluctant to spend and began hoarding cash. We expect that, as managements see continued economic improvement, they will loosen their purse strings and invest in capital projects, technology and payrolls. The credit markets have normalized, but there are signs that bank lending hasn’t returned to normal levels yet. As bank balance sheets continue to improve over time, lending should pick up and provide additional fuel for the recovering economy.

With interest rates at historically low levels, equity valuation levels reasonable, skepticism still abundant and a decade of very low returns behind us, we are quite optimistic about the potential for stocks to perform well over the long term. During the downturn, many companies cut costs and should be better positioned to generate relatively strong earnings in a gradually improving economic environment. Our focus is to build the Funds’ portfolios with companies trading at substantial discounts to our estimated values. We want to understand the businesses we invest in and to understand the drivers of future value. Strong financial flexibility, excess cash flow generation, revenue and margin potential and competitive position are some of the key factors we consider.

The bond market is ending a multiyear period of relatively strong performance, just as one would expect with interest rates moving to record low levels. As the economy improves, the potential for interest rates to rise is quite likely, which will offer an unattractive return profile for bonds, whose prices move inversely to interest rates. Our current strategy is to maintain short maturities to protect principal value. With government yields so low, our focus will be more on opportunities in investment-grade corporate bonds through which we can generate higher income for the Balanced Fund.

This month we are celebrating our twenty-fifth year as Flippin, Bruce & Porter. Much has changed over the years. Our firm has grown and as a result we have more depth and experience. We have had the pleasure of working with many excellent employees and seeing their families grow up among us. The dynamics of the markets change through time. Now both domestic and global events shape the markets, and we are constantly challenged to understand what is occurring and to invest accordingly. What will never

3

change, however, is our dedication to you, our clients, who have placed your confidence and trust in us. We appreciate you as our client and look forward each day to come to work on your behalf.

Please visit our website at www.fbpfunds.com for information on your Funds and the investment philosophy and process we utilize to achieve their investment objectives.

John T. Bruce, CFA
President - Portfolio Manager
May 12, 2010

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Updated performance information, current through the most recent month-end, is available by contacting the Funds at 1-866-738-1127.

This report is submitted for the general information of the shareholders of the Funds. It reflects our views, opinions and portfolio holdings as of March 31, 2010, the end of the reporting period. These views are subject to change at any time based upon market or other conditions. For more current information throughout the year please visit www.fbpfunds.com or call the Funds at 1-866-738-1127. This report is not authorized for distribution to prospective investors in the Funds unless accompanied by a current prospectus. Distributed by Ultimus Fund Distributors, LLC

4

THE FLIPPIN, BRUCE & PORTER FUNDS COMPARATIVE PERFORMANCE CHARTS (Unaudited)

Performance for each Fund is compared to the most appropriate broad-based index, the S&P 500 Index, an unmanaged index of 500 large common stocks. Over time, this index has the potential to outpace the FBP Balanced Fund, which normally maintains at least 25% of its investable assets in bonds. Balanced funds have the growth potential to outpace inflation, but they will typically lag a 100% stock index over the long term because of the bond portion of their portfolios. However, the advantage of the bond portion is that it can make the return and principal of a balanced fund more stable than a portfolio completely invested in stocks. Results are also compared to the Consumer Price Index, a measure of inflation.

5

THE FLIPPIN, BRUCE & PORTER FUNDS COMPARATIVE PERFORMANCE CHARTS (Unaudited) (Continued)

Average Annual Total Returns(a) (for periods ended March 31, 2010)
	1 Year	5 Years	10 Years
FBP Value Fund	62.84%	-0.17%	2.71%
FBP Balanced Fund	44.01%	2.02%	3.94%
Standard & Poor’s 500 Index	49.77%	1.92%	-0.65%
Consumer Price Index	2.13%	2.47%	2.55%

(a)
Total returns are a measure of the change in value of an investment in the Funds over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Funds. Returns do not reflect the deduction of taxes a shareholder would pay on the Funds’ distributions or the redemption of Fund shares.

6

FBP VALUE FUND PORTFOLIO INFORMATION MARCH 31, 2010 (Unaudited)

General Information			Asset Allocation
Net Asset Value Per Share	$19.42
Total Net Assets (Millions)	$28.6
Current Expense Ratio	1.07%
Portfolio Turnover	21%
Fund Inception Date	7/30/93

Stock Characteristics	FBP Value Fund	S&P 500 Index
Number of Stocks	43	500
Weighted Avg Market Capitalization (Billions)	$63.4	$82.1
Price-to-Earnings Ratio (IBES 1 Yr. Forecast EPS)	12.6	14.2
Price-to-Book Value	2.0	2.2

Sector Diversification vs. the S&P 500 Index

Ten Largest Equity Holdings	% of Net Assets
JPMorgan Chase & Company	4.7%
Travelers Companies, Inc. (The)	3.8%
McGraw-Hill Companies, Inc. (The)	3.1%
SUPERVALU, Inc.	3.0%
Sealed Air Corporation	3.0%
Johnson & Johnson	3.0%
Willis Group Holdings plc	3.0%
Devon Energy Corporation	2.9%
Hewlett-Packard Company	2.8%
Ingersoll-Rand plc	2.7%

7

FBP BALANCED FUND PORTFOLIO INFORMATION MARCH 31, 2010 (Unaudited)

General Information		Asset Allocation
Net Asset Value Per Share	$15.49
Total Net Assets (Millions )	$45.5
Current Expense Ratio	1.00%
Portfolio Turnover	24%
Fund Inception Date	7/3/89

Common Stock Portfolio (72.5% of Net Assets)
Number of Stocks	52	Ten Largest Equity Holdings	% of Net Assets
Weighted Avg Market Capitalization (Billions)	$64.2	JPMorgan Chase & Company	3.0%
Price-to-Earnings Ratio (IBES 1 Yr. Forecast EPS)	12.4	International Business Machines Corporation	2.7%
Price-to-Book Value	2.0	Travelers Companies, Inc. (The)	2.5%
		McGraw-Hill Companies, Inc. (The)	2.0%
Five Largest Sectors	% of Net Assets	Johnson & Johnson	2.0%
Information Technology	12.6%	SUPERVALU, Inc.	2.0%
Financials	11.1%	Devon Energy Corporation	2.0%
Consumer Staples	10.5%	Sealed Air Corporation	1.9%
Industrials	9.1%	Willis Group Holdings plc	1.9%
Consumer Discretionary	7.7%	Hewlett-Packard Company	1.9%

Fixed-Income Portfolio (20.7% of Net Assets)
Number of Fixed-Income Securities	12	Sector Breakdown	% of Net Assets
Average Quality	A	U.S. Treasury	1.7%
Average Weighted Maturity	1.9 yrs	U.S. Government Agency	1.7%
Average Effective Duration	1.8 yrs	Corporate	17.3%

8

FBP VALUE FUND SCHEDULE OF INVESTMENTS March 31, 2010

COMMON STOCKS — 96.5%	Shares	Value
Consumer Discretionary — 11.4%
H&R Block, Inc.	16,000	$284,800
Home Depot, Inc. (The)	21,000	679,350
KB Home	23,000	385,250
Kohl's Corporation (a)	8,000	438,240
Macy's, Inc.	26,500	576,905
McGraw-Hill Companies, Inc. (The)	25,000	891,250
		3,255,795
Consumer Staples — 14.3%
Avon Products, Inc.	11,600	392,892
CVS Caremark Corporation	16,500	603,240
Kimberly-Clark Corporation	9,000	565,920
SUPERVALU, Inc.	52,000	867,360
Sysco Corporation	10,000	295,000
Walgreen Company	19,000	704,710
Wal-Mart Stores, Inc.	12,000	667,200
		4,096,322
Energy — 8.5%
Chevron Corporation	3,800	288,154
Devon Energy Corporation	13,100	844,033
Pioneer Natural Resources Company	12,800	720,896
Royal Dutch Shell plc - Class A - ADR	10,000	578,600
		2,431,683
Financials — 16.9%
Comerica, Inc.	14,000	532,560
First American Corporation	10,000	338,400
JPMorgan Chase & Company	30,000	1,342,500
Lincoln National Corporation	23,000	706,100
Travelers Companies, Inc. (The)	20,000	1,078,800
Willis Group Holdings plc	27,000	844,830
		4,843,190
Health Care — 10.8%
Amgen, Inc. (a)	8,400	501,984
Johnson & Johnson	13,000	847,600
Merck & Company, Inc.	16,000	597,600
Pfizer, Inc.	42,000	720,300
WellPoint, Inc. (a)	6,300	405,594
		3,073,078
Industrials — 13.2%
Avery Dennison Corporation	17,900	651,739
FedEx Corporation	5,800	541,720
General Electric Company	33,000	600,600
Ingersoll-Rand plc	22,500	784,575
Lockheed Martin Corporation	7,900	657,438
Masco Corporation	35,000	543,200
		3,779,272

9

FBP VALUE FUND SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 96.5% (Continued)	Shares	Value
Information Technology — 18.4%
Cisco Systems, Inc. (a)	22,000	$572,660
Computer Sciences Corporation (a)	14,000	762,860
Dell, Inc. (a)	50,000	750,500
Flextronics International Ltd. (a)	84,000	658,560
Hewlett-Packard Company	15,000	797,250
International Business Machines Corporation	6,000	769,500
Microsoft Corporation	23,000	673,210
Western Union Company (The)	16,900	286,624
		5,271,164
Materials — 3.0%
Sealed Air Corporation	41,100	866,388

Total Common Stocks (Cost $22,054,024)		$27,616,892

MONEY MARKET FUNDS — 2.2%	Shares	Value
Fidelity Institutional Money Market Government Portfolio - Class I, 0.04% (b) (Cost $632,035)	632,035	$632,035

Total Investments at Value — 98.7% (Cost $22,686,059)		$28,248,927

Other Assets in Excess of Liabilities — 1.3%		367,673

Total Net Assets — 100.0%		$28,616,600

ADR - American Depositary Receipt

(a)	Non-income producing security.

(b)	Variable rate security. The rate shown is the 7-day effective yield as of March 31, 2010.

See accompanying notes to financial statements.

10

FBP BALANCED FUND SCHEDULE OF INVESTMENTS March 31, 2010

COMMON STOCKS — 72.5%	Shares	Value
Consumer Discretionary — 7.7%
H&R Block, Inc.	17,000	$302,600
Home Depot, Inc. (The)	23,000	744,050
KB Home	26,000	435,500
Kohl's Corporation (a)	7,500	410,850
Macy's, Inc.	32,000	696,640
McGraw-Hill Companies, Inc. (The)	26,000	926,900
		3,516,540
Consumer Staples — 10.5%
Avon Products, Inc.	12,000	406,440
CVS Caremark Corporation	17,500	639,800
Kimberly-Clark Corporation	9,300	584,784
Philip Morris International, Inc.	6,500	339,040
SUPERVALU, Inc.	54,000	900,720
Sysco Corporation	11,600	342,200
Walgreen Company	22,000	815,980
Wal-Mart Stores, Inc.	13,500	750,600
		4,779,564
Energy — 7.5%
BP plc - ADR	5,000	285,350
Chevron Corporation	4,000	303,320
ConocoPhillips	12,500	639,625
Devon Energy Corporation	13,900	895,577
Pioneer Natural Resources Company	13,000	732,160
Royal Dutch Shell plc - Class A - ADR	10,000	578,600
		3,434,632
Financials — 11.1%
Comerica, Inc.	15,000	570,600
First American Corporation	11,000	372,240
JPMorgan Chase & Company	31,000	1,387,250
Lincoln National Corporation	22,700	696,890
Travelers Companies, Inc. (The)	21,000	1,132,740
Willis Group Holdings plc	28,000	876,120
		5,035,840
Health Care — 7.6%
Amgen, Inc. (a)	8,850	528,876
Eli Lilly & Company	6,000	217,320
Johnson & Johnson	14,000	912,800
Merck & Company, Inc.	15,600	582,660
Pfizer, Inc.	46,000	788,900
WellPoint, Inc. (a)	6,500	418,470
		3,449,026

11

FBP BALANCED FUND SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 72.5% (Continued)	Shares	Value
Industrials — 9.1%
Avery Dennison Corporation	19,000	$691,790
FedEx Corporation	6,400	597,760
General Electric Company	39,000	709,800
Ingersoll-Rand plc	24,000	836,880
Lockheed Martin Corporation	8,400	699,048
Masco Corporation	39,000	605,280
		4,140,558
Information Technology — 12.6%
Cisco Systems, Inc. (a)	25,000	650,750
Computer Sciences Corporation (a)	14,000	762,860
Dell, Inc. (a)	35,000	525,350
Flextronics International Ltd. (a)	85,000	666,400
Hewlett-Packard Company	16,000	850,400
International Business Machines Corporation	9,500	1,218,375
Microsoft Corporation	27,000	790,290
Western Union Company (The)	17,000	288,320
		5,752,745
Materials — 3.9%
E.I. du Pont de Nemours and Company	18,000	670,320
RPM International, Inc.	10,000	213,400
Sealed Air Corporation	42,000	885,360
		1,769,080
Telecommunication Services — 0.5%
Verizon Communications, Inc.	7,500	232,650

Utilities — 2.0%
American Electric Power Company, Inc.	14,000	478,520
Duke Energy Corporation	26,000	424,320
		902,840

Total Common Stocks (Cost $25,126,647)		$33,013,475

PREFERRED STOCKS — 1.3%	Shares	Value
BB&T Capital Trust VII (Cost $550,000)	22,000	$586,080

U.S. GOVERNMENT & AGENCY OBLIGATIONS — 3.4%	Par Value	Value
U.S. Treasury Notes — 1.7%
4.50%, due 11/15/2010	$750,000	$769,570

Federal Home Loan Bank — 1.7%
4.375%, due 10/22/2010	750,000	765,751

Total U.S. Government & Agency Obligations (Cost $1,505,741)		$1,535,321

12

FBP BALANCED FUND SCHEDULE OF INVESTMENTS (Continued)

CORPORATE BONDS — 17.3%	Par Value	Value
Consumer Staples — 1.7%
Kraft Foods, Inc., 5.625%, due 11/01/2011	$750,000	$796,575

Financials — 3.5%
Berkley (W.R.) Corporation, 5.60%, due 05/15/2015	750,000	770,667
Prudential Financial, Inc., 5.80%, due 06/15/2012	750,000	804,952
		1,575,619
Health Care — 1.7%
UnitedHealth Group, Inc., 5.25%, due 03/15/2011	750,000	778,804

Industrials — 5.2%
Eaton Corporation, 5.95%, due 03/20/2014	750,000	828,548
Ryder System, Inc., 5.00%, due 04/01/2011	750,000	772,965
Union Pacific Corporation, 3.625%, due 06/01/2010	750,000	753,488
		2,355,001
Information Technology — 1.7%
Analog Devices, Inc., 5.00%, due 07/01/2014	750,000	792,080

Utilities — 3.5%
Ohio Power Company, 5.30%, due 11/01/2010	750,000	769,136
SBC Communications, Inc., 5.875%, due 02/01/2012	750,000	804,807
		1,573,943

Total Corporate Bonds (Cost $7,498,721)		$7,872,022

MONEY MARKET FUNDS — 5.0%	Shares	Value
Fidelity Institutional Money Market Government Portfolio - Class I, 0.04% (b) (Cost $2,252,232)	2,252,232	$2,252,232

Total Investments at Value — 99.5% (Cost $36,933,341)		$45,259,130

Other Assets in Excess of Liabilities — 0.5%		247,604

Total Net Assets — 100.0%		$45,506,734

ADR - American Depositary Receipt

(a)	Non-income producing security.

(b)	Variable rate security. The rate shown is the 7-day effective yield as of March 31, 2010.

See accompanying notes to financial statements.

13

THE FLIPPIN, BRUCE & PORTER FUNDS STATEMENTS OF ASSETS AND LIABILITIES March 31, 2010

	FBP Value Fund	FBP Balanced Fund
ASSETS
Investments in securities:
At acquisition cost	$22,686,059	$36,933,341
At value (Note 1)	$28,248,927	$45,259,130
Dividends and interest receivable	36,106	179,295
Receivable for investment securities sold	640,820	427,688
Receivable for capital shares sold	425	—
Other assets	6,270	4,732
TOTAL ASSETS	28,932,548	45,870,845

LIABILITIES
Distributions payable	1,225	24,299
Payable for investment securities purchased	287,810	289,514
Payable for capital shares redeemed	214	10,130
Accrued investment advisory fees (Note 3)	16,064	27,143
Payable to administrator (Note 3)	4,700	6,000
Other accrued expenses	5,935	7,025
TOTAL LIABILITIES	315,948	364,111

NET ASSETS	$28,616,600	$45,506,734

Net assets consist of:
Paid-in capital	$27,379,006	$39,485,070
Undistributed (distributions in excess of) net investment income	(1,225)	4,877
Accumulated net realized losses from security transactions	(4,324,049)	(2,309,002)
Net unrealized appreciation on investments	5,562,868	8,325,789
Net assets	$28,616,600	$45,506,734

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	1,473,711	2,937,816

Net asset value, offering price and redemption price per share (Note 1)	$19.42	$15.49

See accompanying notes to financial statements.

14

THE FLIPPIN, BRUCE & PORTER FUNDS STATEMENTS OF OPERATIONS Year Ended March 31, 2010

	FBP Value Fund	FBP Balanced Fund
INVESTMENT INCOME
Interest	$8	$534,653
Dividends	480,639	689,724
Foreign withholding taxes on dividends	(6,432)	(7,005)
TOTAL INVESTMENT INCOME	474,215	1,217,372

EXPENSES
Investment advisory fees (Note 3)	183,733	294,117
Administration fees (Note 3)	48,000	58,821
Professional fees	17,740	19,240
Trustees’ fees and expenses	14,702	14,702
Registration fees	11,664	8,340
Compliance service fees (Note 3)	8,400	8,400
Custodian and bank service fees	7,672	8,923
Postage and supplies	6,825	5,868
Printing of shareholder reports	5,125	3,586
Insurance expense	3,129	4,725
Other expenses	6,029	8,365
TOTAL EXPENSES	313,019	435,087
Fees voluntarily waived by the Adviser (Note 3)	(32,170)	(14,920)
NET EXPENSES	280,849	420,167

NET INVESTMENT INCOME	193,366	797,205

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
Net realized gains on security transactions	1,048,186	1,458,838
Net realized gains on option contracts written	28,944	32,808
Net change in unrealized appreciation/depreciation on investments	10,893,329	12,459,369

REALIZED AND UNREALIZED GAINS ON INVESTMENTS	11,970,459	13,951,015

NET INCREASE IN NET ASSETS FROM OPERATIONS	$12,163,825	$14,748,220

See accompanying notes to financial statements.

15

THE FLIPPIN, BRUCE & PORTER FUNDS STATEMENTS OF CHANGES IN NET ASSETS

	FBP Value Fund		FBP Balanced Fund
	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2010	Year Ended March 31, 2009
FROM OPERATIONS
Net investment income	$193,366	$495,561	$797,205	$1,039,325
Net realized gains (losses) on:
Security transactions	1,048,186	(5,387,493)	1,458,838	(3,859,162)
Option contracts written	28,944	(13,686)	32,808	78,285
Net change in unrealized appreciation/depreciation on investments	10,893,329	(11,397,617)	12,459,369	(12,251,683)
Net increase (decrease) in net assets from operations	12,163,825	(16,303,235)	14,748,220	(14,993,235)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(205,334)	(472,135)	(838,744)	(963,884)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	811,111	1,826,232	1,129,444	1,127,417
Net asset value of shares issued in reinvestment of distributions to shareholders	199,289	459,482	747,349	868,323
Payments for shares redeemed	(4,957,268)	(7,976,893)	(4,478,899)	(6,834,380)
Net decrease in net assets from capital share transactions	(3,946,868)	(5,691,179)	(2,602,106)	(4,838,640)

TOTAL INCREASE (DECREASE) IN NET ASSETS	8,011,623	(22,466,549)	11,307,370	(20,795,759)

NET ASSETS
Beginning of year	20,604,977	43,071,526	34,199,364	54,995,123
End of year	$28,616,600	$20,604,977	$45,506,734	$34,199,364

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME	$(1,225)	$303	$4,877	$26,645

CAPITAL SHARE ACTIVITY
Shares sold	50,497	115,697	83,529	85,110
Shares reinvested	12,030	29,288	53,343	66,451
Shares redeemed	(303,238)	(482,157)	(317,389)	(504,104)
Net decrease in shares outstanding	(240,711)	(337,172)	(180,517)	(352,543)
Shares outstanding at beginning of year	1,714,422	2,051,594	3,118,333	3,470,876
Shares outstanding at end of year	1,473,711	1,714,422	2,937,816	3,118,333

See accompanying notes to financial statements.

16

FBP VALUE FUND FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
	Years Ended March 31,
	2010	2009	2008	2007	2006
Net asset value at beginning of year	$12.02	$20.99	$27.30	$26.60	$25.73

Income (loss) from investment operations:
Net investment income	0.12	0.27	0.32	0.33	0.32
Net realized and unrealized gains (losses) on investments	7.41	(8.98)	(4.43)	2.71	2.70
Total from investment operations	7.53	(8.71)	(4.11)	3.04	3.02

Less distributions:
Dividends from net investment income	(0.13)	(0.26)	(0.32)	(0.33)	(0.32)
Distributions from net realized gains	—	—	(1.68)	(2.01)	(1.83)
Return of capital	—	—	(0.20)	—	—
Total distributions	(0.13)	(0.26)	(2.20)	(2.34)	(2.15)

Net asset value at end of year	$19.42	$12.02	$20.99	$27.30	$26.60

Total return (a)	62.84%	(41.78% )	(16.33% )	11.57%	12.03%

Net assets at end of year (000’s)	$28,617	$20,605	$43,072	$60,233	$59,611

Ratio of net expenses to average net assets	1.07% (b)	1.07% (b)	1.01%	1.01%	1.01%

Ratio of net investment income to average net assets	0.74%	1.59%	1.21%	1.19%	1.17%

Portfolio turnover rate	21%	16%	26%	16%	15%

(a)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)
Absent investment advisory fees voluntarily waived by the Adviser, the ratio of expenses to average net assets would have been 1.19% and 1.18% for the years ended March 31, 2010 and 2009, respectively (Note 3).

See accompanying notes to financial statements.

17

FBP BALANCED FUND FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
	Years Ended March 31,
	2010	2009	2008	2007	2006
Net asset value at beginning of year	$10.97	$15.84	$18.95	$18.39	$18.06

Income (loss) from investment operations:
Net investment income	0.27	0.32	0.38	0.37	0.33
Net realized and unrealized gains (losses) on investments	4.53	(4.89)	(2.01)	1.39	1.22
Total from investment operations	4.80	(4.57)	(1.63)	1.76	1.55

Less distributions:
Dividends from net investment income	(0.28)	(0.30)	(0.39)	(0.37)	(0.32)
Distributions from net realized gains	—	—	(1.02)	(0.83)	(0.90)
Return of capital	—	—	(0.07)	—	—
Total distributions	(0.28)	(0.30)	(1.48)	(1.20)	(1.22)

Net asset value at end of year	$15.49	$10.97	$15.84	$18.95	$18.39

Total return (a)	44.01%	(29.15% )	(9.27% )	9.70%	8.81%

Net assets at end of year (000’s)	$45,507	$34,199	$54,995	$66,358	$62,781

Ratio of net expenses to average net assets	1.00% (b)	1.00% (b)	0.96%	0.97%	0.99%

Ratio of net investment income to average net assets	1.90%	2.36%	2.05%	1.95%	1.75%

Portfolio turnover rate	24%	24%	29%	17%	24%

(a)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Absent investment advisory fees voluntarily waived by the Adviser, the ratio of expenses to average net assets would have been 1.03% and 1.05% for the years ended March 31, 2010 and 2009 (Note 3).

See accompanying notes to financial statements.

18

THE FLIPPIN, BRUCE & PORTER FUNDS NOTES TO FINANCIAL STATEMENTS March 31, 2010

1. Organization and Significant Accounting Policies

The FBP Value Fund and the FBP Balanced Fund (the “Funds”) are no-load, diversified series of the Williamsburg Investment Trust (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on July 18, 1988. Other series of Williamsburg Investment Trust are not included in this report.

The FBP Value Fund seeks long term growth of capital through investment in a diversified portfolio comprised primarily of equity securities, with current income as a secondary objective.

The FBP Balanced Fund seeks long term capital appreciation and current income through investment in a balanced portfolio of equity and fixed income securities assuming a moderate level of investment risk.

The following is a summary of the Funds’ significant accounting policies:

Securities valuation — The Funds’ portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. It is expected that fixed income securities will ordinarily be traded in the over-the-counter market, and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. Call options written by the Funds are valued at the then current market quotation, using the ask price as of the close of each day on the principal exchanges on which they are traded. Short-term instruments (those with remaining maturities of 60 days or less) may be valued at amortized cost, which approximates market value.

When market quotations are not readily available, securities may be valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities. If a pricing service cannot provide a valuation, securities will be valued in good faith at fair value using methods consistent with those determined by the Board of Trustees. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

Accounting principles generally accepted in the United States (“GAAP”) establish a single authoritative definition of fair value, set out a framework for measuring fair value and require additional disclosures about fair value measurements. Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

• Level 1 – quoted prices in active markets for identical securities

• Level 2 – other significant observable inputs

• Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

19

THE FLIPPIN, BRUCE & PORTER FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

The following is a summary of the inputs used to value each Fund’s investments as of March 31, 2010 by security type:

FBP Value Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$27,616,892	$—	$—	$27,616,892
Money Market Funds	—	632,035	—	632,035
Total	$27,616,892	$632,035	$—	$28,248,927

FBP Balanced Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$33,013,475	$—	$—	$33,013,475
Preferred Stocks	586,080	—	—	586,080
U.S. Government & Agency Obligations	—	1,535,321	—	1,535,321
Corporate Bonds	—	7,872,022	—	7,872,022
Money Market Funds	—	2,252,232	—	2,252,232
Total	$33,599,555	$11,659,575	$—	$45,259,130

Refer to each Fund’s Schedule of Investments for a listing of the common stocks and corporate bonds valued using Level 1 and Level 2 inputs by sector type.

Share valuation — The net asset value per share of each Fund is calculated daily by dividing the total value of its assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to its net asset value per share.

Investment income — Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed income securities purchased are amortized using the interest method.

Repurchase agreements — Each Fund may enter into repurchase agreements. A repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market value. At the time a Fund enters into a repurchase agreement, the Fund takes possession of the underlying securities and the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, the Funds actively monitor and seek additional collateral, as needed. If the seller defaults, the fair value of the collateral may decline and realization of the collateral by the Funds may be delayed or limited.

Distributions to shareholders — Dividends arising from net investment income are declared and paid quarterly to shareholders of each Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature.

20

THE FLIPPIN, BRUCE & PORTER FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

The tax character of distributions paid by each Fund during the years ended March 31, 2010 and March 31, 2009 is ordinary income.

Security transactions — Security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis.

Common expenses — Common expenses of the Trust are allocated among the funds of the Trust based on relative net assets of each fund or the nature of the services performed and the relative applicability to each fund.

Options transactions — When the Funds’ investment adviser believes that individual portfolio securities held by the Funds are approaching the top of the adviser’s growth and price expectations, the Funds may write covered call options for which premiums are received and are recorded as liabilities, and are subsequently valued daily at the closing prices on their primary exchanges. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised increase the proceeds used to calculate the realized gain or loss on the sale of the security. If a closing purchase transaction is used to terminate a Fund’s obligation on a call option, a gain or loss will be realized, depending upon whether the price of the closing purchase transaction is more or less than the premium previously received on the call option written.

Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax — It is each Fund’s policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

21

THE FLIPPIN, BRUCE & PORTER FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

The following information is computed on a tax basis for each item as of March 31, 2010:

	FBP Value Fund	FBP Balanced Fund
Cost of portfolio investments	$22,686,059	$36,929,609
Gross unrealized appreciation	$7,725,547	$10,494,345
Gross unrealized depreciation	(2,162,679)	(2,164,824)
Net unrealized appreciation	5,562,868	8,329,521
Undistributed ordinary income	—	25,444
Capital loss carryforwards	(4,324,049)	(2,309,002)
Other temporary differences	(1,225)	(24,299)
Total distributable earnings	$1,237,594	$6,021,664

The difference between the federal income tax cost of portfolio investments and the financial statement cost for the FBP Balanced Fund is due to certain differences in the recognition of capital gains and losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to differing methods in the amortization of discounts and premiums on fixed income securities.

As of March 31, 2010, the Funds had the following capital loss carryforwards for federal income tax purposes:

Expires March 31,	FBP Value Fund	FBP Balanced Fund
2017	$2,475,616	$1,823,332
2018	1,848,433	485,670
	$4,324,049	$2,309,002

These capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

For the year ended March 31, 2010, the FBP Balanced Fund reclassified accumulated net realized gains from security transactions of $19,771 against undistributed net investment income on the Statements of Assets and Liabilities. For the year ended March 31, 2010, the FBP Value Fund reclassified distributions in excess of net investment income of $10,440 against paid-in capital on the Statements of Assets and Liabilities. Such reclassifications, the result of permanent differences between the financial statement and income tax reporting requirements, has no effect on the Funds’ net assets or net asset value per share.

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on Federal income tax returns for all open tax years (tax years ended March 31, 2007 through March 31, 2010) of each Fund and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

2. Investment Transactions

During the year ended March 31, 2010, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments and U.S. government securities, totaled $5,368,537 and $9,716,518, respectively, for the FBP Value Fund and $9,586,131 and $11,966,725, respectively, for the FBP Balanced Fund.

22

THE FLIPPIN, BRUCE & PORTER FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

3. Transactions with Affiliates

INVESTMENT ADVISORY AGREEMENT
The Funds’ investments are managed by Flippin, Bruce & Porter, Inc. (the “Adviser”) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, each Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of .70% of its average daily net assets up to $250 million; .65% of the next $250 million of such assets; and .50% of such assets in excess of $500 million.

During the year ended March 31, 2010, the Adviser voluntarily waived $32,170 and $14,920 of its investment advisory fees from the FBP Value Fund and the FBP Balanced Fund, respectively.

Certain officers of the Trust are also officers of the Adviser.

MUTUAL FUND SERVICES AGREEMENT
Under the terms of a Mutual Fund Services Agreement between the Trust and Ultimus Fund Solutions, LLC (“Ultimus”), Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Funds. For these services, Ultimus receives a monthly fee from each Fund at an annual rate of .15% of its average daily net assets up to $25 million, .125% of the next $25 million of such assets, and .10% of such assets in excess of $50 million, subject to a minimum monthly fee of $4,000; plus a shareholder recordkeeping fee at the annual rate of $10 per shareholder account in excess of 1,000 accounts. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing portfolio securities. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the “Distributor”), the principal underwriter of each Fund’s shares. The Distributor is compensated by the Adviser (not the Funds) for acting as principal underwriter.

COMPLIANCE CONSULTING AGREEMENT
Under the terms of a Compliance Consulting Agreement between the Trust and Ultimus, Ultimus provides an individual to serve as the Trust’s Chief Compliance Officer and to administer the Funds’ compliance policies and procedures. For these services, the Funds pay Ultimus an annual base fee of $16,800 plus an asset-based fee equal to 0.01% per annum on the Funds’ aggregate net assets in excess of $100 million. In addition, the Funds reimburse Ultimus for reasonable out-of-pocket expenses, if any, incurred in connection with these services.

4. Covered Call Options

Transactions in option contracts written by the Funds during the year ended March 31, 2010 were as follows:

	FBP Value Fund		FBP Balanced Fund
	Option Contracts	Option Premiums	Option Contracts	Option Premiums
Options outstanding at beginning of year	—	$—	—	$—
Options written	350	101,574	395	105,185
Options expired	(145)	(28,709)	(170)	(32,613)
Options exercised	(205)	(72,865)	(225)	(72,572)
Options outstanding at end of year	—	$—	—	$—

The average monthly notional amount of option contracts during the year ended March 31, 2010 was $840,958 and $882,917, respectively, for the FBP Value Fund and the FBP Balanced Fund.

23

THE FLIPPIN, BRUCE & PORTER FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

5. Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

6. Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

7. Recent Accounting Pronouncement

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.” ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required by ASU No. 2010-06 are effective for interim and annual reporting periods beginning after December 31, 2009 and others for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. Management is currently evaluating the impact ASU No. 2010-06 will have on the Funds’ financial statement disclosures.

24

THE FLIPPIN, BRUCE & PORTER FUNDS REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
the FBP Value Fund and the FBP Balanced Fund
of the Williamsburg Investment Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the FBP Value Fund and the FBP Balanced Fund (the “Funds”) (each a series of the Williamsburg Investment Trust), as of March 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2010, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the FBP Value Fund and the FBP Balanced Fund at March 31, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Cincinnati, Ohio
May 27, 2010

25

THE FLIPPIN, BRUCE & PORTER FUNDS BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

Overall responsibility for management of the Fund rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Fund. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Fund:

	Trustee	Address	Age	Position Held with the Trust	Length of Time Served
*	Charles M. Caravati, Jr.	931 Broad Street Road Manakin-Sabot, VA	73	Chairman and Trustee	Since June 1991
*	Austin Brockenbrough III	1802 Bayberry Court, Suite 400 Richmond, VA	73	Trustee	Since September 1988
*	John T. Bruce	800 Main Street Lynchburg, VA	56	Trustee	Since September 1988
	Robert S. Harris	100 Darden Boulevard Charlottesville, VA	60	Trustee	Since January 2007
	J. Finley Lee, Jr.	448 Pond Apple Drive North Naples, FL	70	Trustee	Since September 1988
	Richard L. Morrill	University of Richmond Richmond, VA	70	Trustee	Since March 1993
	Harris V. Morrissette	100 Jacintoport Boulevard Saraland, AL	50	Trustee	Since March 1993
	Samuel B. Witt III	302 Clovelly Road Richmond, VA	74	Trustee	Since November 1988
	John M. Flippin	800 Main Street Lynchburg, VA	68	Vice President	Since September 1988
	R. Gregory Porter III	800 Main Street Lynchburg, VA	68	Vice President	Since September 1988
	John H. Hanna IV	800 Main Street Lynchburg, VA	54	Vice President	Since February 2007
	David J. Marshall	800 Main Street Lynchburg, VA	53	Vice President	Since February 2007
	Robert G. Dorsey	225 Pictoria Drive, Suite 450 Cincinnati, OH	53	Vice President	Since November 2000
	Mark J. Seger	225 Pictoria Drive, Suite 450 Cincinnati, OH	48	Treasurer	Since November 2000
	John F. Splain	225 Pictoria Drive, Suite 450 Cincinnati, OH	53	Secretary	Since November 2000
	Tina H. Bloom	225 Pictoria Drive, Suite 450 Cincinnati, OH	41	Chief Compliance Officer	Since August 2006

*
Messrs. Bruce and Brockenbrough, as affiliated persons of investment advisers to the Trust, are “interested persons” of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940. Charles M. Caravati, Jr. is the father of Charles M. Caravati III, an officer of The Jamestown Funds, which are other series of the Trust.

26

THE FLIPPIN, BRUCE & PORTER FUNDS BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Each Trustee oversees nine portfolios of the Trust, including the Fund. The principal occupations of the Trustees and executive officers of the Fund during the past five years and public directorships held by the Trustees are set forth below:

Charles M. Caravati, Jr. is a retired physician. He is also the retired President of Dermatology Associates of Virginia, P.C.

Austin Brockenbrough III is President and Managing Director of Lowe, Brockenbrough & Company, Inc. (an investment advisory firm). He is a member of the Board of Directors of Tredegar Corporation (a plastics manufacturer) and Wilkinson O’Grady & Co., Inc. (a global asset manager).

John T. Bruce is a Principal of Flippin, Bruce & Porter, Inc. (an investment advisory firm).

Robert S. Harris is the C. Stewart Sheppard Professor of Business Administration at The Darden Graduate School of Business Administration at the University of Virginia. He was previously the dean at Darden. Professor Harris has published widely on corporate finance, financial markets and mergers and acquisitions and has served as a consultant to corporations and government agencies.

J. Finley Lee, Jr. is a financial consultant and the Julian Price Professor Emeritus at the University of North Carolina.

Richard L. Morrill serves as President of the Teagle Foundation (charitable foundation) and Chancellor of the University of Richmond. He is also a member of the Board of Directors of Tredegar Corporation and Albemarle Corporation (specialty chemical manufacturer).

Harris V. Morrissette is President of China Doll Rice and Beans Inc. and Dixie Lily Foods. He is a member of the Board of Directors of BancTrust Financial Group, Inc. (a bank holding company). In addition, he is Chairman of Azalea Aviation, Inc. (an airplane fueling company).

Samuel B. Witt III is the retired Senior Vice President and General Counsel of Stateside Associates, Inc. He is also a member of the Board of Directors of The Swiss Helvetia Fund, Inc. (a closed-end investment company).

John M. Flippin is a Principal of the Adviser.

R. Gregory Porter III is a Principal of the Adviser.

John H. Hanna IV is a Principal of the Adviser.

David J. Marshall is a Principal of the Adviser.

Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

John F. Splain is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Tina H. Bloom is Vice President of Administration of Ultimus Fund Solutions, LLC.

Additional information about members of the Board of Trustees and executive officers is available in the Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call 1-800-281-3217.

27

THE FLIPPIN, BRUCE & PORTER FUNDS ABOUT YOUR FUNDS’ EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Funds, you incur ongoing costs, including management fees and other operating expenses. These ongoing costs, which are deducted from each Fund’s gross income, directly reduce the investment return of the Funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (October 1, 2009 through March 31, 2010).

The table below illustrates each Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Funds’ ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the returns used are not the Funds’ actual returns, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission (“SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge sales loads or redemption fees, nor do they carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Funds’ expenses, including annual expense ratios for the past five fiscal years, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds’ prospectus.

FBP Value Fund

	Beginning Account Value October 1, 2009	Ending Account Value March 31, 2010	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,127.40	$5.68
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.60	$5.39

*
Expenses are equal to the FBP Value Fund’s annualized expense ratio of 1.07% for the period, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

28

THE FLIPPIN, BRUCE & PORTER FUNDS ABOUT YOUR FUNDS’ EXPENSES (Unaudited) (Continued)

FBP Balanced Fund

	Beginning Account Value October 1, 2009	Ending Account Value March 31, 2010	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,099.70	$5.23
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.95	$5.04

*
Expenses are equal to the FBP Balanced Fund’s annualized expense ratio of 1.00% for the period, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

OTHER INFORMATION (Unaudited)

The Trust files a complete listing of portfolio holdings for the Funds with the SEC as of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request, by calling 1-800-327-9375. Furthermore, you may obtain a copy of these filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-327-9375, or on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-800-327-9375, or on the SEC’s website at http://www.sec.gov.

FEDERAL TAX INFORMATION (Unaudited)

In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from ordinary income made by the Funds during the year ended March 31, 2010. For the fiscal year ended March 31, 2010, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The FBP Value Fund and the FBP Balanced Fund intend to designate up to a maximum amount of $205,334 and $838,744, respectively, as taxed at a maximum rate of 15%. Additionally, for the fiscal year ended March 31, 2010, 100% and 73% of the dividends paid from ordinary income by the FBP Value Fund and the FBP Balanced Fund, respectively, qualified for the dividends received deduction for corporations. As required by federal regulations, complete information will be computed and reported in conjunction with your 2010 Form 1099-DIV.

29

THE FLIPPIN, BRUCE & PORTER FUNDS DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At an in-person meeting held on February 9, 2010, the Board of Trustees, including a majority of the Independent Trustees, approved the continuance for a one-year period of the Investment Advisory Agreements with the Adviser on behalf of the FBP Value Fund and the FBP Balanced Fund. Below is a discussion of the factors considered by the Board of Trustees along with their conclusions with respect thereto that formed the basis for the Board’s approvals.

In selecting the Adviser and approving the continuance of the Investment Advisory Agreements, the Trustees considered all information they deemed reasonably necessary to evaluate the terms of the Agreements. The principal areas of review by the Trustees were the nature, extent and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services. These matters were considered by the Independent Trustees consulting with experienced counsel for the Independent Trustees, who is independent of the Adviser.

The Trustees’ evaluation of the quality of the Adviser’s services took into account their knowledge and experience gained through meetings with and reports of the Adviser’s senior management over the course of the preceding year. Both short-term and long-term investment performance of the Funds was considered. Each Fund’s performance was compared to its performance benchmark and to that of competitive funds with similar investment objectives and to the Adviser’s comparably managed private accounts. The Trustees also considered the scope and quality of the in-house capabilities of the Adviser and other resources dedicated to performing services for the Funds. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Funds’ other service providers, were considered in light of the Funds’ compliance with investment policies and applicable laws and regulations and of related reports by management and the Funds’ independent public accounting firm in periodic meetings with the Trust’s Audit Committee. The Trustees also considered the business reputation of the Adviser, the qualifications of its key investment and compliance personnel, and its financial resources.

In reviewing the fees payable under the Investment Advisory Agreements, the Trustees compared the advisory fees and overall expense levels of each Fund with those of competitive funds with similar investment objectives as well as the private accounts managed by the Adviser. The Trustees considered information provided by the Adviser concerning the Adviser’s profitability with respect to each Fund, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. For these purposes, the Trustees took into account not only the fees paid by the Funds, but also so-called “fallout” benefits to the Adviser, such as the benefits of research made available to the Adviser by reason of brokerage commissions generated by the Funds’ securities transactions. The Trustees also reviewed the revenue sharing arrangements relating to the Funds, whereby fees are paid by the Adviser to various intermediaries that direct assets to the Funds. In evaluating the Funds’ advisory fees, the Trustees took into account the complexity and quality of the investment management of the Funds.

Based upon their review of this information, the Independent Trustees concluded that: (i) based upon the performance of each Fund during 2009, which exceeded the returns of its primary benchmark and Lipper peer group average, as well as the longer term performance of each Fund, and the services provided to shareholders, the Adviser has provided quality services to the Funds as compared to similarly managed funds; (ii) although the contractual advisory fee rates for each Fund are in the higher range of fees for other comparably managed funds, the Independent Trustees believe the fees to be reasonable given the scope and

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THE FLIPPIN, BRUCE & PORTER FUNDS DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

quality of services provided by the Adviser; (iii) the total operating expense ratio of each Fund is lower than the average expense ratio for comparably managed funds, according to statistics derived from Morningstar, Inc.; and (iv) the Adviser’s voluntary waivers of a portion of its advisory fees has enabled each Fund to further increase returns for shareholders. The Board noted that the Adviser’s profitability analysis indicated that the Adviser did not derive any profits from its management of the Funds over the past year. Given the current size of the Funds and their expected growth, the Independent Trustees did not believe that at the present time it would be relevant to consider the extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Independent Trustees also considered the “fallout” benefits to the Adviser with respect to the Funds, but given the amounts involved viewed these as secondary factors in connection with the evaluation of the reasonableness of the advisory fees paid by the Funds.

No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve continuance of the Investment Advisory Agreements. Rather the Trustees concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of each Fund and its shareholders to continue its Investment Advisory Agreement without modification to its terms, including the fees charged for services thereunder.

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Investment Adviser
Flippin, Bruce & Porter, Inc.
800 Main Street, Second Floor
P.O. Box 6138
Lynchburg, Virginia 24505
Toll-Free 1-800-327-9375
www.fbpinc.com

Administrator
Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707
Toll-Free 1-866-738-1127

Custodian
US Bank NA
425 Walnut Street
Cincinnati, Ohio 45202

Independent Registered
Public Accounting Firm
Ernst & Young LLP
1900 Scripps Center
312 Walnut Street
Cincinnati, Ohio 45202

Legal Counsel
Sullivan & Worcester LLP
One Post Office Square
Boston, Massachusetts 02109

Officers
John T. Bruce, President
and Portfolio Manager
John M. Flippin, Vice President
R. Gregory Porter, III,
Vice President
John H. Hanna, IV, Vice President
David J. Marshall, Vice President

Trustees
Austin Brockenbrough, III
John T. Bruce
Charles M. Caravati, Jr.
Robert S. Harris
J. Finley Lee, Jr.
Richard L. Morrill
Harris V. Morrissette
Samuel B. Witt, III

STATEMENT OF ADDITIONAL INFORMATION

THE
GOVERNMENT STREET
FUNDS

The Government Street Equity Fund – Ticker Symbol GVEQX
The Government Street Mid-Cap Fund – Ticker Symbol GVMCX
The Alabama Tax Free Bond Fund – Ticker Symbol ALABX

August 1, 2010

Series of
WILLIAMSBURG INVESTMENT TRUST
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246
Telephone 1-866-738-1125

FUND OBJECTIVES, INVESTMENTS, STRATEGIES AND RISKS	2
MUNICIPAL OBLIGATIONS	8
DESCRIPTION OF BOND RATINGS	13
INVESTMENT LIMITATIONS	15
TRUSTEES AND OFFICERS	18
INVESTMENT ADVISER	27
ADMINISTRATOR	30
DISTRIBUTOR	30
OTHER SERVICE PROVIDERS	31
PORTFOLIO SECURITIES AND BROKERAGE	31
SPECIAL SHAREHOLDER SERVICES	32
PURCHASE OF SHARES	33
REDEMPTION OF SHARES	34
NET ASSET VALUE DETERMINATION	35
FUND EXPENSES	35
ADDITIONAL TAX INFORMATION	36
GENERAL INFORMATION ABOUT THE TRUST	38
CALCULATION OF PERFORMANCE DATA	41
FINANCIAL STATEMENTS AND REPORTS	44
PROXY VOTING POLICIES AND PROCEDURES (APPENDIX A)	45

This Statement of Additional Information is not a prospectus and should only be read in conjunction with the Prospectus of The Government Street Funds dated August 1, 2010.  This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus.  The Prospectus may be obtained from the Funds, for no charge, at the address and phone number shown above.

FUND OBJECTIVES, INVESTMENTS, STRATEGIES AND RISKS

The Government Street Equity Fund (the “Equity Fund”), The Government Street Mid-Cap Fund (the “Mid-Cap Fund”) and The Alabama Tax Free Bond Fund (the “Alabama Tax Free Fund”) are three separate investment portfolios of Williamsburg Investment Trust (the “Trust”). All information contained herein applies to each of the Funds unless otherwise noted.

The investment objectives and principal strategies of the Funds are described in the Prospectus.  Supplemental information about these strategies is set forth below.  Certain capitalized terms used herein are defined in the Prospectus.

Writing Covered Call Options.  When the Adviser believes that individual portfolio securities held by the Equity Fund or the Mid-Cap Fund are approaching the top of the Adviser’s growth and price expectations, covered call options (“calls”) may be written (sold) against such securities.  When a Fund writes a call, it receives a premium and agrees to sell the underlying security to a purchaser of a corresponding call at a specified price (“strike price”) by a future date (“exercise price”).  To terminate its obligation on a call a Fund has written, it may purchase a corresponding call in a “closing purchase transaction.”  A profit or loss will be realized, depending upon whether the price of the closing purchase transaction is more or less than the premium (net of transaction costs) previously received on the call written.  A Fund may realize a profit if the call it has written lapses unexercised, in which case the Fund keeps the premium and retains the underlying security as well.  If a call written by a Fund is exercised, the Fund forgoes any possible profit from an increase in the market price of the underlying security over an amount equal to the exercise price plus the premium received.  The Funds write options only for hedging purposes and not for speculation.  If the Adviser is incorrect in its expectations and the market price of a stock subject to a call option rises above the exercise price of an option, the Funds will lose the opportunity for further appreciation of that security.  If the Funds desire to enter into a closing purchase transaction, but there is no market when they desire to do so, they would have to hold the securities underlying the call until the call lapses or until the call is exercised.

The Equity Fund and the Mid-Cap Fund will only write options that are issued by the Options Clearing Corporation and listed on a national securities exchange.  Call writing affects the Funds’ portfolio turnover rate and the brokerage commissions paid.  Commissions for options, which are normally higher than for general securities transactions, are payable when writing calls and when purchasing closing purchase transactions.  The writing of call options by the Funds is subject to limitations established by each of the exchanges governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers.  Therefore the number of calls the Funds may write (or purchase in closing transactions) may be affected by options written or held by other entities, including other clients of the Adviser.  An exchange may order the liquidation of positions found to be in violation of these limits and may impose certain other sanctions.

Foreign Securities.  Because of the inherent risk of foreign securities over domestic issues, the Funds will not invest in foreign investments except those traded domestically as American Depositary Receipts (“ADRs”) or through investments in ETFs that invest primarily in foreign

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companies.  ADRs are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation.  The Funds may invest in foreign securities if the Adviser believes such investment would be consistent with the Funds’ investment objectives.  The same factors would be considered in selecting foreign securities as with domestic securities, as discussed in the Prospectus.  Foreign securities investment presents special considerations not typically associated with investments in domestic securities. Foreign taxes may reduce income.  Currency exchange rates and regulations may cause fluctuation in the value of foreign securities.  Foreign securities are subject to different regulatory environments than in the United States and, compared to the United States, there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers.  Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial or social instability or adverse diplomatic developments.  There may be difficulties in obtaining service of process on foreign issuers and difficulties enforcing judgments against such issuers with respect to claims under U.S. securities laws.  Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values.  The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again.

Warrants and Rights.  Warrants are essentially options to purchase equity securities at specific prices and are valid for a specific period of time.  Prices of warrants do not necessarily move in concert with the prices of the underlying securities.  Rights are similar to warrants but generally have a short duration and are distributed directly by the issuer to its shareholders.  Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

U.S. Government Securities.  The Funds may invest in debt obligations that are issued or guaranteed by the U.S. Government, its agencies and instrumentalities (“U.S. Government Securities”) as described herein.  U.S. Government Securities include the following securities: (1) U.S. Treasury obligations of various interest rates, maturities and issue dates, such as U.S. Treasury bills (mature in one year or less), U.S. Treasury notes (mature in one to seven years), and U.S. Treasury bonds (mature in more than seven years), the payments of principal and interest of which are all backed by the full faith and credit of the U.S. Government; (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Government, e.g., obligations of the Government National Mortgage Association (“GNMA”), the Farmers Home Administration and the Export Import Bank; some of which do not carry the full faith and credit of the U.S. Government but which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of the Tennessee Valley Authority, the U.S. Postal Service, the Federal National Mortgage Association (“FNMA”), and the Federal Home Loan Mortgage Corporation (“FHLMC”); and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association, the Federal Home Loan Banks and the Federal Farm Credit Bank; and (3) any of the foregoing purchased subject to repurchase agreements as described herein. The guarantee of the U.S. Government does not extend to the yield or value of U.S. Government Securities or of the Funds’ shares.

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Obligations of GNMA, FNMA and FHLMC may include direct pass-through “Certificates,” representing undivided ownership interests in pools of mortgages.  Such Certificates are guaranteed as to payment of principal and interest (but not as to price and yield) by the U.S. Government or the issuing agency.  Mortgage Certificates are subject to more rapid prepayment than their stated maturity date would indicate; their rate of prepayment tends to accelerate during periods of declining interest rates and, as a result, the proceeds from such prepayments may be reinvested in instruments that have lower yields.  To the extent such securities were purchased at a premium, such prepayments could result in capital losses.

Repurchase Agreements.  The Funds may acquire U.S. Government Securities subject to repurchase agreements.  A repurchase transaction occurs when, at the time a Fund purchases a security, it also resells it to the vendor (normally a member bank of the Federal Reserve System or a registered Government Securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future.  Such securities, including any securities so substituted, are referred to as the “Repurchase Securities.”  The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.

The majority of these transactions run day to day and the delivery pursuant to the resale typically will occur within one to five days of the purchase.  The Funds’ risk is limited to the ability of the vendor to pay the agreed upon sum upon the delivery date.  In the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest to the extent that the proceeds from the sale and accrued interest on the security are less than the resale price provided in the repurchase agreement.  These risks are minimized when the Funds hold a perfected security interest in the Repurchase Securities and can therefore sell the instrument promptly.  Under guidelines adopted by the Trustees, the Adviser will carefully consider the creditworthiness of a vendor during the term of the repurchase agreement.  Repurchase agreements are considered as loans collateralized by the Repurchase Securities, such agreements being defined as “loans” under the Investment Company Act of 1940 (the “1940 Act”).  The return on such “collateral” may be more or less than that from the repurchase agreement.  The market value of the resold securities will be monitored so that the value of the “collateral” is at all times at least equal to the value of the loan, including the accrued interest earned thereon.  All Repurchase Securities will be held by the Funds’ custodian either directly or through a securities depository.  Each Fund will not enter into a repurchase agreement that will cause more than 10% of its net assets to be invested in repurchase agreements that extend beyond seven days and other illiquid securities.

Zero Coupon and Original Issue Discount (“OID”) Bonds.  The Alabama Tax Free Fund may invest in zero coupon and original issue discount bonds, which are typically offered without coupons or with very low coupons.  These bonds will typically be more interest rate sensitive than a comparable maturity current coupon bond.  The majority of zero coupon bonds have been created when a qualified U.S. Government Security is exchanged for a series of “Strips” through the Federal Reserve Bank.  Strips have been created from, among others, U.S. Treasury, Resolution Trust Corporation and Financing Corporation securities.  A number of U.S. Government Securities have also been repackaged by broker-dealers or commercial banks into trusts that issue zero coupon receipts such as U.S. Treasury Receipts (“TRs”) or Treasury

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Investment Growth Receipts (“TIGRs”).  Zero coupon and original issue discount bonds generate income under generally accepted accounting principles, but do not generate cash flow, resulting in the possibility that the Funds may be required to sell portfolio securities to make distributions as required under Subchapter M of the Internal Revenue Code.

Variable and Floating Rate Securities.  The Funds may invest in variable or floating rate securities which adjust the interest rate paid at periodic intervals based on an interest rate index.  Typically, floating rate securities use as their benchmark an index such as the 1, 3 or 6 month LIBOR, 3, 6 or 12 month Treasury bills, or the Federal Funds rate.  Resets of the rates can occur at predetermined intervals or whenever changes in the benchmark index occur.

Shares of Other Investment Companies.  Each Fund may invest in shares of other investment companies which are generally authorized to invest in securities eligible for purchase by such Fund.  Each Fund does not presently intend to invest more than 25% of its total assets in securities of other investment companies. With respect to the Equity Fund, such other investment companies may include Standard & Poor’s Depositary Receipts (“SPDRs”), shares of the DIAMONDS Trust (“DIAMONDs”) and other ETFs that invest in certain sectors.  With respect to the Mid-Cap Fund, such other investment companies may include Standard & Poor’s MidCap 400 Depository Receipts (“MidCap SPDRs”) and other ETFs that invest in certain sectors.  SPDRs are exchange-traded securities that represent ownership of the SPDR Trust, a long-term unit investment trust that has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the Standard & Poor’s Composite Stock Price Index.  Holders of SPDRs are entitle to receive proportionate quarterly distributions corresponding to the dividends which accrue on the S&P 500 stocks in the underlying portfolio, less accumulated expenses of the SPDR Trust.  DIAMONDs and MidCap SPDRs operate similarly to SPDRs, except that DIAMONDs and MidCap SPDRs are intended to track the price performance and dividend yield of the Dow Jones Industrial Average and the Standard & Poor’s MidCap 400 Index, respectively.  Unlike traditional mutual funds, ETFs are traded like a stock on a securities exchange and may be purchased or sold throughout the trading day based upon their market price.  This characteristic of an ETF is a risk separate and distinct from the risk that its net asset value will decrease.

Shares of other exchange-traded funds (“ETFs”) may also be purchased by the Funds.  An ETF is an investment company registered under the 1940 Act that holds a portfolio of securities designed to track the performance of a particular index.  ETFs sell and redeem their shares at net asset value in large blocks (typically 50,000 of its shares) called “creation units.”  Shares representing fractional interests in these creation units are listed for trading on national securities exchanges and can be purchased and sold in the secondary market in lots of any size at any time during the trading day.  Some ETFs are subject to percentage investment limitations imposed by the 1940 Act, except to the extent that investments in such ETFs are exempt from percentage limitations, pursuant to Securities and Exchange Commission (“SEC”) Order, in which case they will not be subject to any such investment limitation.  Investments in ETFs involve certain inherent risks generally associated with investments in a broadly-based portfolio of securities including: (1) risks that the general level of securities prices may decline, thereby adversely affecting the value of each unit of the ETF; (2) an ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or number

5

of securities held; (3) an ETF may also be adversely affected by the performance of the specific index, market sector or group of industries on which it is based; and (4) an ETF may not track an index as well as a traditional index fund because ETFs are valued by the market and, therefore, there may be a difference between the market value and the ETF’s net asset value.

To the extent the Funds invest in securities of other investment companies, Fund shareholders would indirectly pay a portion of the operating costs of such companies.  These costs include management, brokerage, shareholder servicing and other operational expenses.  Indirectly, then, shareholders may pay higher operational costs than if they owned the underlying investment companies directly.

Description of Money Market Instruments.  Money market instruments may include U.S. Government Securities or corporate debt obligations (including those subject to repurchase agreements) as described herein, provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Funds.  Money market instruments also may include Bankers’ Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes (“Master Notes”).  Bankers’ Acceptances are time drafts drawn on and “accepted” by a bank, which are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade.  When a bank “accepts” such a time draft, it assumes liability for its payment.  When the Funds acquire a Bankers’ Acceptance, the bank which “accepted” the time draft is liable for payment of interest and principal when due.  The Bankers’ Acceptance, therefore, carries the full faith and credit of such bank.  A Certificate of Deposit (“CD”) is an unsecured interest-bearing debt obligation of a bank.  CDs acquired by the Funds would generally be in amounts of $100,000 or more.  Commercial Paper is an unsecured, short term debt obligation of a bank, corporation or other borrower.  Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument.  The Funds will invest in Commercial Paper only if it is rated in the highest rating category by any nationally recognized statistical rating organization (“NRSRO”) or, if not rated, if the issuer has an outstanding unsecured debt issue rated in the three highest categories by any NRSRO or, if not so rated, is of equivalent quality in the Adviser’s assessment.  Commercial Paper may include Master Notes of the same quality.  Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Funds only through the Master Note program of the Funds’ custodian, acting as administrator thereof.  The Adviser will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Funds.

Commodities.   The Equity Fund and the Mid-Cap Fund may invest in securities (including ETFs) whose performance is linked to the price of an underlying commodity or commodity index.  The performance of indexed securities depends to a great extent on the performance of the commodity in which they invest and involve the risks and pricing characteristics similar to direct investments in that commodity.  Precious metals such as gold, silver, platinum and palladium, have at times been subject to substantial price fluctuations over short periods of time and may be affected by unpredictable monetary and political policies such as currency devaluations or revaluations, economic and social conditions within a country, trade imbalances, or trade or currency restrictions between countries.  Investments in precious metals can present concerns such as delivery, storage,

6

and maintenance, possible illiquidity, and the unavailability of accurate market valuations.  Other types of commodities may be subject to certain risks, including regulatory, economic, environmental and political developments, weather events, natural disasters and market disruptions

Forward Commitment and When-Issued Securities.  The Alabama Tax Free Fund may purchase securities on a when-issued basis or for settlement at a future date if the Funds hold sufficient assets to meet the purchase price.  In such purchase transactions the Fund will not accrue interest on the purchased security until the actual settlement. Similarly, if a security is sold for a forward date, the Fund will not accrue the interest until the settlement of the sale.  When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale.  As a result, the exposure to the counterparty of the purchase or sale is increased.  Although the Fund would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Fund may sell such a security prior to the settlement date if the Adviser felt such action was appropriate.  In such a case, the Fund could incur a short-term gain or loss.

Borrowing.  Each Fund may borrow, temporarily, up to 5% of its total assets for extraordinary or emergency purposes and may increase the limit (to one-third of total assets in the case of the Equity Fund and the Mid-Cap Fund and 15% of total assets in the case of the Alabama Tax Free Fund) to meet redemption requests that might otherwise require untimely disposition of portfolio holdings. To the extent the Funds borrow for these purposes, the effects of market price fluctuations on net asset value will be exaggerated.  If, while such borrowing is in effect, the value of a Fund’s assets declines, the Fund may be forced to liquidate portfolio securities when it is disadvantageous to do so.  The Funds would incur interest and other transaction costs in connection with such borrowing.  No Fund will make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.

Unseasoned Issuers.  Each Fund may invest in the securities of unseasoned issuers, that is, companies having an operating history of less than three years (including predecessors and, in the case of fixed income securities, guarantors).  The management of such companies frequently does not have substantial business experience.  Furthermore, they may be competing with other companies who are well established, more experienced and better financed.  The securities of unseasoned companies may have a limited trading market, which may adversely affect disposition. If other investors attempt to dispose of such holdings when a Fund desires to do so, the Fund could receive lower prices than might otherwise be obtained.  Because of these and other risks, investment in unseasoned issuers is limited to no more than 5% of each Fund’s total assets.

Short Sales Against the Box. Each Fund may make short sales “against the box.” In a short sale, a Fund sells stock which it does not own, making delivery with securities "borrowed" from a broker.  The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement.  When a Fund engages in a short sale "against the box," the Fund owns or has the right to obtain without additional cost an equal amount of the security being sold short.  The Funds may make a short sale against the box as a hedging technique, when the Adviser believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund, or when the Fund wants to sell the security at an attractive current price. In such case, any future losses in the Fund's long position should be offset by a gain in the short position and,

7

conversely, any gain in the long position should be reduced by a loss in the short position.  The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns.  There will be certain  additional  transaction  costs associated with short sales against the box,  but  the Funds will endeavor to offset these costs with the income from the investment  of  the  cash  proceeds  of  short  sales.  While each Fund has reserved the right to make short sales “against the box,” the Adviser has no present intention of engaging in such transactions for the Alabama Tax Free Fund during the coming year.

Portfolio Turnover.  Portfolio turnover will not be a limiting factor when the Adviser deems changes appropriate.  By utilizing the approach to investing described herein, it is expected that annual portfolio turnover will generally not exceed 100% with respect to each Fund.  Market conditions may dictate, however, a higher rate of portfolio turnover in a particular year.  The degree of portfolio activity affects the brokerage costs of the Funds and may have an impact on the total amount of taxable distributions to shareholders.

MUNICIPAL OBLIGATIONS

Description of Municipal Obligations.  Municipal Obligations include bonds, notes and commercial paper issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income taxes (without regard to whether the interest thereon is also exempt from the personal income taxes of any state).  Municipal Obligation bonds are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligation bonds may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to loan to other public institutions and facilities.  In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity.  Such obligations are included within the term Municipal Obligations if the interest paid thereon qualifies as exempt from federal income tax.  Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Obligations, although the current federal tax laws place substantial limitations on the size of such issues.

The two principal classifications of Municipal Obligation bonds are “general obligation” and “revenue” bonds.  General obligation bonds are secured by the issuer’s pledge of its good faith, credit and taxing power for the payment of principal and interest.  The payment of the principal of and interest on such bonds may be dependent upon an appropriation by the issuer’s legislative body.  The characteristics and enforcement of general obligation bonds vary according to the law applicable to the particular issuer.  Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source.  Industrial development bonds which are Municipal Obligations are in most cases revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds.

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Municipal Obligation notes generally are used to provide for short-term capital needs and generally have maturities of one year or less.  Municipal Obligation notes include:

1.        Tax Anticipation Notes.  Tax Anticipation Notes are issued to finance working capital needs of municipalities.  Generally, they are issued in anticipation of various tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

2.        Revenue Anticipation Notes.  Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under Federal Revenue Sharing Programs.

3.        Bond Anticipation Notes.  Bond Anticipation Notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

Issues of commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt.  In most cases, Municipal Obligation commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

The yields on Municipal Obligations are dependent on a variety of factors, including  supply and demand, liquidity and general conditions of the Municipal Obligation market, size of a particular offering, the maturity of the obligation and rating (if any) of the issue.

Factors Affecting Alabama Municipal Obligations.  The following information regarding certain economic, financial and legal matters pertaining to Alabama is drawn primarily from official statements relating to securities offerings of Alabama and other publicly available documents, dated as of various dates prior to the date of this Statement of Additional Information and do not purport to be complete descriptions.  Data regarding the financial condition of Alabama State government may not be relevant to Municipal Obligations issued by political subdivisions of Alabama.  Moreover, the general economic conditions discussed may or may not affect issuers of the obligations.  The Trust has not independently verified this information.

Alabama’s automotive manufacturing industry was launched in 1997 and became the fastest growing segment of Alabama’s manufacturing economy for ten years.  The state hosts three original equipment manufacturers, two major engine producers and more than 90 automotive suppliers.  Development of the automotive sector provided an important life to the state’s economy at a time when long-standing textiles and apparel manufacturing industries were in decline.  After ten years of expansion, the state’s automotive industry began to slide and production in 2009 dropped by 40%.  The repercussions on industry employment were widespread and resulted in layoffs and reduced hours in many plants.  Alabama’s automotive industry is poised for a comeback due to improved processes and new and improved products across the three original equipment manufacturers and the supporting supplier network.

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Among other leading manufacturing industries in Alabama have been pulp and paper and chemicals, the development and growth of which have been made possible by abundant rainfall (the mean annual average of which varies between 52 and 68 inches) and a high pulpwood growth rate (averaging approximately one-half cord per acre per year).  In recent years Alabama has ranked as the fifth largest producer of timber in the nation.  Alabama has fresh water availability of twenty times present usage.  Alabama’s growing chemical industry has been the natural complement of production of wood pulp and paper.  Mining, oil and gas production, food processing, lumber and wood products, textiles and apparel, rubber and plastics, printing and publishing, steel, manufactured housing, machinery and service industries are also important to Alabama’s economy.  Coal mining and the textile industry have both been in decline in recent years.

In recent years, the importance of service industries to Alabama’s economy has increased significantly.  The major service industries in Alabama are the general health care industries, most notably represented by the University of Alabama medical complex in Birmingham and the high technology research and development industries concentrated in the Huntsville area.

While Alabama entered the 2008-2009 recession later than the nation, the decline has been steeper and the return to job growth is coming more slowly.  In 2009, all manufacturing industries in the state, with the exception of aerospace products and parts manufacturing, experienced a net loss in payrolls.  Healthcare and social assistance were the fastest growth segments of the Alabama economy in 2009, however, most other service providing sectors experienced a net decrease in jobs, particularly the leisure and hospitality industry.  Significant slowdowns in consumer and business spending, tight lending conditions and weakness in both commercial and residential real estate markets are expected to continue to dampen growth perhaps into 2011.

The Attorney General’s Office has reviewed the status of pending lawsuits and reports that an adverse decision in a number of cases may have a material adverse effect on the State’s financial position.

Industrial Revenue Bonds.  The Alabama Tax Free Fund may invest from time to time a portion of its assets in industrial revenue bonds (referred to under current tax law as private activity bonds), and also may invest a portion of its assets in revenue bonds issued for housing, including multi-family housing, health care facilities or electric utilities, at times when the relative value of issues of such a type is considered, in the judgment of the Adviser, to be more favorable than that of other available types of issues, taking into consideration the particular restrictions on investment flexibility arising from the investment objective of the Fund of providing current income exempt from personal income taxes of Alabama (as well as federal income taxes).  Therefore, investors should also be aware of the risks which these investments may entail. Industrial revenue bonds are issued by various state and local agencies to finance various projects.

Housing revenue bonds typically are issued by a state, county or local housing authority and are secured only by the revenues of mortgages originated by the authority using the proceeds of the bond issue.  Because of the impossibility of precisely predicting demand for mortgages from the proceeds of such an issue, there is a risk that the proceeds of the issue will be in excess of demand, which would result in early retirement of the bonds by the issuer.  Moreover, such housing revenue bonds depend upon the cash flow from the underlying mortgages for their

10

repayment, which cannot be precisely predicted when the bonds are issued.  Any difference in the actual cash flow from such mortgages from the assumed cash flow could have an adverse impact upon the ability of the issuer to make scheduled payments of principal and interest on the bonds, or could result in early retirement of the bonds.  Additionally, such bonds depend in part for scheduled payments of principal and interest upon reserve funds established from the proceeds of the bonds, assuming certain rates of return on investment of such reserve funds.  If the assumed rates of return are not realized because of changes in interest rate levels or for other reasons, the actual cash flow for scheduled payments of principal and interest on the bonds may be inadequate. The financing of multi-family housing projects is affected by a variety of factors, including satisfactory completion of construction within cost constraints, the achievement and maintenance of a sufficient level of occupancy, sound management of the developments, timely and adequate increases in rents to cover increases in operating expenses, including taxes, utility rates and maintenance costs, changes in applicable laws and governmental regulations and social and economic trends.

Electric utilities face problems in financing large construction programs in an inflationary period, cost increases and delay occasioned by environmental considerations (particularly with respect to nuclear facilities), difficulty in obtaining fuel at reasonable prices, the cost of competing fuel sources, difficulty in obtaining sufficient rate increases and other regulatory problems, the effect of energy conservation and difficulty of the capital market to absorb utility debt.

Health care facilities include life care facilities, nursing homes and hospitals.  Life care facilities are alternative forms of long-term housing for the elderly which offer residents the independence of condominium life style and, if needed, the comprehensive care of nursing home services.  Bonds to finance these facilities have been issued by various state industrial development authorities.  Because the bonds are secured only by the revenues of each facility, and not by state or local government tax payments, they are subject to a wide variety of risks.  Primarily, the projects must maintain adequate occupancy levels to be able to provide revenues adequate to maintain debt service payments.  Moreover, in the case of life care facilities, because a portion of housing, medical care and other services may be financed by an initial deposit, there may be risk if the facility does not maintain adequate financial reserves to secure estimated actuarial liabilities.  The ability of management to accurately forecast inflationary cost pressures weighs importantly in this process.  The facilities may also be affected by regulatory cost restrictions applied to health care delivery in general, particularly state regulations or changes in Medicare and Medicaid payments or qualifications, or restrictions imposed by medical insurance companies.  They may also face competition from alternative health care or conventional housing facilities in the private or public sector. Hospital bond ratings are often based on feasibility studies which contain projections of expenses, revenues and occupancy levels.  A hospital’s gross receipts and net income available to service its debt are influenced by demand for hospital services, the ability of the hospital to provide the services required, management capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, service area economic developments, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding, and possible federal legislation limiting the rates of increase of hospital charges.

The Alabama Tax Free Fund may also invest in bonds for industrial and other projects, such as sewage or solid waste disposal or hazardous waste treatment facilities.  Financing for such

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projects will be subject to inflation and other general economic factors as well as construction risks including labor problems, difficulties with construction sites and the ability of contractors to meet specifications in a timely manner.  Because some of the materials, processes and wastes involved in these projects may include hazardous components, there are risks associated with their production, handling and disposal.

Variable Rate Securities.  The Alabama Tax Free Fund may invest in Municipal Obligations that bear interest at rates that are adjusted periodically to market rates.  The market value of fixed coupon securities fluctuates with changes in prevailing interest rates, increasing in value when interest rates decline and decreasing in value when interest rates rise.  The value of variable rate securities, however, is less affected by changes in prevailing interest rates because of the periodic adjustment of their coupons to a market rate.  The shorter the period between adjustments, the smaller the impact of interest rate fluctuations on the value of these securities.  The market value of tax-exempt variable rate securities usually tends toward par (100% of face value) at interest rate adjustment time.

Put Bonds.  The Alabama Tax Free Fund may invest in Municipal Obligations (including securities with variable interest rates) that may be redeemed or sold back (put) to the issuer of the security or a third party at face value prior to stated maturity.  This type of security will normally trade as if maturity is the earlier put date, even though stated maturity is longer.

Zero Coupon Bonds.  Municipal Obligations in which the Alabama Tax Free Fund may invest include zero coupon bonds and deferred interest bonds.  Zero coupon bonds and deferred interest bonds are debt obligations that are issued at a significant discount from face value.  While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance.  Zero coupon bonds and deferred interest bonds benefit the issuer by mitigating its need for cash to meet debt service, but they also require a higher rate of return to attract investors who are willing to defer receipt of such cash.  Such investments may experience greater volatility in market value than debt obligations that make regular payments of interest.  The Fund will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders.

Municipal Lease Obligations.  The Alabama Tax Free Fund may invest in municipal lease obligations, installment purchase contract obligations, and certificates of participation in such obligations (collectively, “lease obligations”).  A lease obligation does not constitute a general obligation of the municipality for which the municipality’s taxing power is pledged, although the lease obligation is ordinarily backed by the municipality’s covenant to budget for the payments due under the lease obligation.  Certain lease obligations contain “non-appropriation” clauses which provide that the municipality has no obligation to make lease obligation payments in future years unless money is appropriated for such purpose on a yearly basis.  A risk peculiar to these municipal lease obligations is the possibility that a municipality will not appropriate funds for lease payments.  Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult.  The Adviser will seek to minimize these risks by not investing more than 10% of the total assets of the Fund in lease obligations that

12

contain “non-appropriation” clauses.  In evaluating a potential investment in such a lease obligation, the Adviser will consider: (1) the credit quality of the obligor, (2) whether the underlying property is essential to a government function, and (3) whether the lease obligation contains covenants prohibiting the obligor from substituting similar property if the obligor fails to make appropriations for the lease obligation.  Municipal lease obligations may be determined to be liquid in accordance with guidelines established under the supervision of the Board of Trustees and other factors the Adviser may determine to be relevant to such determination.  In determining the liquidity of municipal lease obligations, the Adviser will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades and quotes for the obligation; and (4) the nature of the marketplace trades.  In addition, the Adviser will consider factors unique to particular lease obligations affecting their marketability.  These include the general creditworthiness of the municipality, the importance of the property covered by the lease to the municipality, and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by the Fund.

The Board of Trustees is responsible for supervising the determination of the credit quality of unrated municipal lease obligations on an ongoing basis, including an assessment of the likelihood that the lease will not be cancelled.

DESCRIPTION OF BOND RATINGS

The various ratings used by the NRSROs are described below.  A rating by an NRSRO represents the organization’s opinion as to the credit quality of the security being traded.  However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer.  Consequently, the Adviser believes that individual analysts give different weightings to the various factors involved in credit analysis, and the quality of fixed-income securities in which the Funds may invest should be continuously reviewed.  A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one NRSRO, each rating is evaluated independently.  Ratings are based on current information furnished by the issuer or obtained from other sources that are considered reliable by the NRSROs.  Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

Description of Moody’s Investors Service, Inc.’s Bond Ratings:

Aaa:    Bonds which are rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edged.”  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa:      Bonds rated Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements that make the long-term risks appear somewhat larger than in Aaa securities.

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A:      Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations.  Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa:   Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured.  Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody’s applies numerical modifiers (1, 2 and 3) with respect to bonds rated Aa, A and Baa.  The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

Description of Standard & Poor’s Ratings Group’s Bond Ratings:

AAA: Bonds rated AAA have the highest rating assigned by Standard & Poor’s to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA:    Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A:       Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB:  Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal.  Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

Description of Fitch Ratings Ltd.’s Bond Ratings:

AAA:  Highest credit quality.  ‘AAA’ rating denotes the lowest expectation of default risk and is assigned only in cases of exceptionally strong capacity for payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.

AA:     Very high credit quality.  ‘AA’ rating denotes expectations of very low default risk and indicates very strong capacity for payment of financial commitments.  This capacity is not significantly vulnerable to foreseeable events.

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A:       High credit quality.  ‘A’ rating denotes expectations of low default risk and the capacity for payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB:  Good credit quality.  ‘BBB’ rating indicates that expectations of default risk are currently low.  The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within a rating category.

INVESTMENT LIMITATIONS

The Funds have adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Funds.  These limitations may not be changed with respect to any Fund without the affirmative vote of a majority of the outstanding voting shares of such Fund.  For purposes of the discussion of these fundamental investment limitations, the term “majority” of the outstanding shares of a Fund means the lesser of (i) 67% of the Fund’s outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of the Fund’s outstanding shares.

Under these fundamental limitations, each of the Equity Fund and the Mid-Cap Fund may not:

(1)
Issue senior securities, borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of either Fund’s total assets, or (b) in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities if, immediately after such borrowing, the value of a Fund’s assets, including all borrowings then outstanding, less its liabilities (excluding all borrowings), is equal to at least 300% of the aggregate amount of borrowings then outstanding, and may pledge its assets to secure all such borrowings;

(2)	Invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities or of any class of securities of any one issuer;

(3)
Invest 25% or more of the value of its total assets in any one industry or group of industries (except that securities of the U.S. Government, its agencies and instrumentalities are not subject to these limitations);

(4)
Invest in the securities of any issuer if any of the officers or trustees of the Trust or its Adviser who own beneficially more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of the outstanding securities of such issuer;

(5)	Invest for the purpose of exercising control or management of another issuer;

15

(6)
Invest in interests in real estate, real estate mortgage loans, oil, gas or other mineral exploration or development programs, except that the Funds may invest in the securities of companies (other than those which are not readily marketable) which own or deal in such things;

(7)	Underwrite securities issued by others, except to the extent a Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

(8)	Purchase securities on margin (but the Funds may obtain such short-term credits as may be necessary for the clearance of transactions);

(9)
Make short sales of securities or maintain a short position, except short sales “against the box” (A short sale is made by selling a security the Fund does not own. A short sale is “against the box” to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.);

(10)	Participate on a joint or joint and several basis in any trading account in securities;

(11)
Make loans of money or securities, except that the Funds may invest in repurchase agreements (but repurchase agreements having a maturity of longer than seven days, together with other securities which are not readily marketable, are limited to 10% of the Fund’s net assets);

(12)
Invest in securities of issuers which have a record of less than three years’ continuous operation (including predecessors and, in the case of bonds, guarantors), if more than 5% of its total assets would be invested in such securities;

(13)
Write, acquire or sell puts, calls or combinations thereof, or purchase or sell commodities, commodities contracts, futures contracts or related options, except that The Government Street Equity Fund may write (sell) covered call options against its portfolio securities, and purchase corresponding call options in a closing purchase transaction;

(14)	Invest in restricted securities; or

(15)	Acquire foreign securities, except that the Funds may acquire foreign securities sold as American Depository Receipts without limit.

Under these fundamental limitations, the Alabama Tax Free Fund may not:

(1)
Issue senior securities, borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of the Fund’s total assets, or (b) in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities, in amounts not exceeding 15% of its total assets, and may pledge its assets to secure all such borrowings;

(2)	Invest for the purpose of exercising control or management of another issuer;

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(3)
Invest in interests in real estate, real estate mortgage loans, oil, gas or other mineral exploration or development programs, except that the Fund may invest in the securities of companies (other than those which are not readily marketable) which own or deal in such things;

(4)	Underwrite securities issued by others, except to the extent the Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

(5)	Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

(6)	Participate on a joint or joint and several basis in any trading account in securities;

(7)	Make loans of money or securities, except that the Fund may invest in repurchase agreements;

(8)
Invest in securities of issuers which have a record of less than three years’ continuous operation (including predecessors and, in the case of bonds, guarantors), if more than 5% of its total assets would be invested in such securities;

(9)
Make short sales of securities or maintain a short position, except short sales “against the box” (A short sale is made by selling a security the Fund does not own.  A short sale is “against the box” to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.);

(10)	Write, acquire or sell commodities, commodities contracts, futures contracts or related options;

(11)
Invest, with respect to at least 50% of its total assets, more than 5% in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities) or acquire more than 25% of the outstanding voting securities of any issuer; or

(12)
Invest more than 15% of its net assets in securities subject to legal or contractual restrictions on resale or for which there are no readily available market quotations or in other illiquid securities.

Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation.  However, in the case of the borrowing limitation (limitation number 1, above), each Fund will, to the extent necessary, reduce its existing borrowings to comply with the limitation.

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TRUSTEES AND OFFICERS

Overall responsibility for management of the Trust rests with the Board of Trustees.  The Trustees, in turn, elect the officers of the Trust.  The Trustees serve until their retirement at age 75, subject to periodic review, and the officers are elected annually.  The following is a list of the Trustees and executive officers of the Trust.  Each Trustee who is an “interested person” of the Trust, as defined by the 1940 Act, is indicated by an asterisk.

Name, Address and Age	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years and Directorships of Various Companies	Number of Portfolios in Trust Overseen by Trustee
Interested Trustees:

*Austin Brockenbrough, III (age 73) 1802 Bayberry Court, Suite 400 Richmond, Virginia 23226	Since September 1988	Trustee; Vice President of The Jamestown Funds	President and Managing Director of Lowe, Brockenbrough & Company, Inc., Richmond, Virginia; Director of Tredegar Corporation (plastics manufacturer) and Wilkinson O’Grady & Co. Inc. (global asset manager)	9

*John T. Bruce (age 56) 800 Main Street Lynchburg, Virginia 24504	Since September 1988	Trustee; President of the Flippin, Bruce & Porter Funds	President, Director and member of Executive Committee of Flippin, Bruce & Porter, Inc., Lynchburg, Virginia	9

*Charles M. Caravati, Jr. (age 73) 931 Broad Street Road Manakin-Sabot, Virginia 23103	Since June 1991	Chairman and Trustee	Retired physician; retired President of Dermatology Associates of Virginia, P.C.	9

Independent Trustees:

Robert S. Harris, Ph. D. (age 60) 100 Darden Boulevard Charlottesville, Virginia 22903	Since January 2007	Trustee	C. Stewart Sheppard Professor of Business Administration at The Darden Graduate School of Business Administration at the University of Virginia; prior to August 2005, the Dean at The Darden Graduate School; consultant to corporations and government agencies	9

J. Finley Lee, Jr., Ph.D. (age 70) 448 Pond Apple Drive North Naples, Florida 34119	Since September 1988	Trustee	Retired Julian Price Professor Emeritus, University of North Carolina	9

Richard L. Morrill, Ph.D. (age 71) G19 Boatwright Library Richmond, Virginia 23173	Since March 1993	Trustee	President of the Teagle Foundation (charitable foundation); Chancellor of the University of Richmond; Director of Tredegar Corporation (plastics manufacturer) and Albemarle Corporation (polymers and chemicals manufacturer)	9

Harris V. Morrissette (age 50) 100 Jacintoport Boulevard Saraland, Alabama 36571	Since March 1993	Trustee	President of China Doll Rice and Beans, Inc. and Dixie Lily Foods; Chairman of Azalea Aviation, Inc. (airplane fueling); Director of International Shipholding Corporation (cargo transportation); Director of BancTrust Financial Group, Inc. (bank holding company); prior to June 2007, Chief Executive Officer of Marshall Biscuit Co. Inc.	9

Samuel B. Witt, III (age 74) 302 Clovelly Road Richmond, Virginia 23221	Since November 1988	Trustee	Retired Senior Vice President and General Counsel of Stateside Associates, Inc. (state and local government relations consultants); Director of The Swiss Helvetia Fund, Inc. (closed-end investment company)	9

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Executive Officers:

John P. Ackerly, IV (age 46) One James Center, 901 E. Cary Street Richmond, Virginia 23219	Since November 1997	President of The Davenport Core Fund	Senior Vice President of Davenport & Company LLC, Richmond, Virginia

Margaret H. Alves (age 38) 210 St. Joseph Street Mobile, Alabama 36602	Since February 2006	Compliance Officer of The Government Street Funds	Chief Compliance Officer and Director of Leavell Investment Management, Inc., Mobile, Alabama; prior to April 2006, associate attorney with Alford, Clausen & McDonald, LLC

Tina H. Bloom (age 41) 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246	Since August 2006	Chief Compliance Officer	Vice President of Ultimus Fund Solutions, LLC (the Trust’s administrator) and Ultimus Fund Distributors, LLC (the Trust’s principal underwriter)

Charles M. Caravati, III (age 44) 1802 Bayberry Court, Suite 400 Richmond, Virginia 23226	Since January 1996	President of The Jamestown Balanced Fund and The Jamestown Equity Fund	Managing Director of Lowe, Brockenbrough & Company, Inc., Richmond, Virginia

Robert G. Dorsey (age 53) 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246	Since November 2000	Vice President	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC

John M. Flippin (age 68) 800 Main Street Lynchburg, Virginia 24504	Since September 1988	Vice President of the Flippin, Bruce & Porter Funds	Director of Flippin, Bruce & Porter, Inc., Lynchburg, Virginia

John H. Hanna, IV (age 54) 800 Main Street Lynchburg, Virginia 24504	Since February 2007	Vice President of the Flippin, Bruce & Porter Funds	Vice President, Director and member of Executive Committee of Flippin, Bruce & Porter, Inc., Lynchburg, Virginia

Timothy S. Healey (age 57) 800 Shades Creek Parkway, Suite 585 Birmingham, Alabama 35209	Since January 1995	Vice President of The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund	Executive Vice President and Chief Investment Officer of Leavell Investment Management, Inc., Mobile, Alabama

Mary S. Hope (age 46) 210 St. Joseph Street Mobile, Alabama 36602	Since August 2008	Vice President of The Government Street Funds	Vice President and Portfolio Manager of Leavell Investment Management, Inc., Mobile, Alabama

Joseph A. Jennings, III (age 48) 1802 Bayberry Court, Suite 400 Richmond, Virginia 23219	Since June 2005	President of The Jamestown Tax Exempt Virginia Fund	Portfolio Manager of Lowe, Brockenbrough & Company, Inc., Richmond, Virginia

Thomas W. Leavell (age 67) 210 St. Joseph Street Mobile, Alabama 36602	Since February 2004	President of The Government Street Funds	President and Chief Executive Officer of Leavell Investment Management, Inc., Mobile, Alabama

David J. Marshall (age 53) 800 Main Street Lynchburg, Virginia 24504	Since February 2007	Vice President of the Flippin, Bruce & Porter Funds	Secretary, Director and member of Executive Committee of Flippin, Bruce & Porter, Inc., Lynchburg, Virginia

Denise C. Peters (age 54) One James Center, 901 E. Cary Street Richmond, Virginia 23219	Since February 2007	Compliance Officer of The Davenport Core Fund	First Vice President and Chief Compliance Officer for Davenport Asset Management Division of Davenport & Company LLC, Richmond, Virginia

R. Gregory Porter, III (age 69) 800 Main Street Lynchburg, Virginia 24504	Since September 1988	Vice President of the Flippin, Bruce & Porter Funds	Director of Flippin, Bruce & Porter, Inc., Lynchburg, Virginia

Page T. Reece (age 53) 1802 Bayberry Court, Suite 400 Richmond, Virginia 23226	Since September 2004	Compliance Officer of The Jamestown Funds	Chief Compliance Officer and Director of Operations of Lowe, Brockenbrough & Company, Inc., Richmond, Virginia

19

Teresa L. Sanderson (age 47) 800 Main Street Lynchburg, Virginia 24504	Since September 2004	Compliance Officer of the Flippin, Bruce & Porter Funds	Chief Compliance Officer and a Principal of Flippin, Bruce & Porter, Inc., Lynchburg, Virginia

Mark J. Seger (age 48) 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246	Since November 2000	Treasurer	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC

John F. Splain (age 53) 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246	Since November 2000	Secretary	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC

Connie R. Taylor (age 59) 1802 Bayberry Court, Suite 400 Richmond, Virginia 23226	Since March 1993	Vice President of The Jamestown Balanced Fund and The Jamestown Equity Fund	Account Administrator of Lowe, Brockenbrough & Company, Inc., Richmond, Virginia

Lawrence B. Whitlock, Jr. (age 62) 1802 Bayberry Court, Suite 400 Richmond, Virginia 23226	Since February 2002	Vice President of The Jamestown Balanced Fund and The Jamestown Equity Fund	Managing Director of Lowe, Brockenbrough & Company, Inc., Richmond, Virginia
*
Austin Brockenbrough, III and John T. Bruce, as affiliated persons of investment advisers to the Trust, are “interested persons” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.  Charles M. Caravati, Jr. is the father of Charles M. Caravati, III, and is an “interested person” of the Trust by virtue of such relationship.

Trustees’ Ownership of Fund Shares.  The following table shows each Trustee’s beneficial ownership of shares of the Funds and, on an aggregate basis, of shares of all funds within the complex overseen by the Trustee.  Information is provided as of December 31, 2009.

Name of Trustee	Dollar Range of Shares of the Funds Owned by Trustee	Aggregate Dollar Range of Shares of All Funds in Trust Overseen by Trustee

Austin Brockenbrough, III	Equity Fund: None Mid-Cap Fund: None Alabama Tax Free Fund: None	Over $100,000

John T. Bruce	Equity Fund: None Mid-Cap Fund: None Alabama Tax Free Fund: None	Over $100,000

Charles M. Caravati, Jr.	Equity Fund: None Mid-Cap Fund: None Alabama Tax Free Fund: None	Over $100,000

Independent Trustees:

Robert S. Harris	Equity Fund: $1 – $10,000 Mid-Cap Fund: None Alabama Tax Free Fund: None	$10,001 – $50,000

J. Finley Lee, Jr.	Equity Fund: None Mid-Cap Fund: None Alabama Tax Free Fund: None	$50,001 – $100,000

Richard L. Morrill	Equity Fund: None Mid-Cap Fund: None Alabama Tax Free Fund: None	Over $100,000

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Harris V. Morrissette	Equity Fund: $1 – $10,000 Mid-Cap Fund: $10,001 – $50,000 Alabama Tax Free Fund: $10,001 – $50,000	Over $100,000

Samuel B. Witt, III	Equity Fund: None Mid-Cap Fund: None Alabama Tax Free Fund: None	Over $1 – $10,000

As of July 1, 2010, the Trustees and officers of the Trust as a group owned beneficially (i.e., had voting and/or investment power) less than 1% of the outstanding shares of each Fund.

Trustee Compensation.  No director, officer or employee of an investment adviser or principal underwriter of the Trust will receive any compensation from the Trust for serving as an officer or Trustee of the Trust, except that the Trust may compensate its Chief Compliance Officer (“CCO”) regardless of whether such Officer is affiliated with an investment adviser or principal underwriter.  Each Trustee who is not affiliated with an investment adviser or principal underwriter of the Trust receives from the Trust an annual retainer of $8,000, payable quarterly; a fee of $1,500 for attendance at each meeting of the Board of Trustees; and $1,000 for attendance at each meeting of any committee of the Board (except that such fee is $1,500 for the committee chairman); plus reimbursement of travel and other expenses incurred in attending meetings.  The fees are split equally among all of the funds in the Trust.  The following table provides compensation amounts paid during the fiscal year ended March 31, 2010 to Trustees who are not affiliated with an investment adviser or principal underwriter of the Trust.

Trustee	Aggregate Compensation From the Funds	Pension or Retirement Benefits Accrued	Estimated Annual Benefits Upon Retirement	Total Compensation From all Funds within the Trust
Charles M. Caravati, Jr.	$4,317	None	None	$14,000
Robert S. Harris	6,650	None	None	21,500
J. Finley Lee, Jr.	6,183	None	None	20,000
Richard L. Morrill	6,500	None	None	21,000
Harris V. Morrissette	6,183	None	None	20,000
Samuel B. Witt, III	6,333	None	None	20,500

Leadership Structure and Qualifications of Trustees

The Board of Trustees consists of eight Trustees, five of whom are “non-interested” Trustees, as such term is defined in the 1940 Act (“Independent Trustees”).  The Board is responsible for the oversight of nine series, or funds, of the Trust.  In addition to the Funds, the Trust consists of the FBP Value Fund and the FBP Balanced Fund, which are managed by Flippin, Bruce & Porter, Inc. of Lynchburg, Virginia; The Jamestown Balanced Fund, The Jamestown Equity Fund and The Jamestown Tax Exempt Virginia Fund, which are managed by Lowe, Brockenbrough & Company, Inc. of Richmond, Virginia; and The Davenport Core Fund, which is managed by Davenport & Company LLC of Richmond, Virginia. The Board has engaged these investment advisers to oversee the management of

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the funds on a day-to-day basis.  The Board is responsible for overseeing the investment advisers and the Trust’s other service providers in the operations of the funds in accordance with the 1940 Act, other applicable federal and state laws, and the Trust’s Agreement and Declaration of Trust.

The Board meets in person or by telephone at regularly scheduled meetings four times throughout the year.  In addition, the Trustees may meet in person or by telephone at special meetings or on an informal basis at other times.  The Independent Trustees also meet at least quarterly without the presence of any representatives of management.  The Board has established three standing committees and may also establish ad hoc committees or working groups from time to time to assist the Board in fulfilling its oversight responsibilities.  The Independent Trustees have also engaged independent legal counsel, and may from time to time engage consultants and other advisors to assist them in performing their oversight responsibilities.

The Board of Trustees is led by its Chairman, Dr. Charles M. Caravati, Jr.  Dr. Caravati is not affiliated with any of the Trust’s investment advisers or other service providers to the Trust; however, he is considered to be an “interested person” of the Trust within the meaning of the 1940 Act because he is the father of Charles M. Caravati, III, a Managing Director of Lowe, Brockenbrough & Company, Inc., the investment adviser for the Funds.  As Chairman, Dr. Caravati has primary responsibility for setting the agenda for each Board meeting, presiding at each Board meeting and acting as the Board’s liaison with the various investment advisers.  The Board has not appointed a lead independent trustee, and does not believe such an appointment is necessary for various reasons, including: (i) the Chairman is considered to be an “interested person” only because a familial relationship with a Managing Director of the Funds’ investment adviser disqualifies him as an Independent Trustee and has no connections with the other three investment advisers; (ii) the Board has established three standing committees composed solely of Independent Trustees to assist in its oversight functions (discussed in more detail below); and (iii) the Independent Trustees constitute a majority of the Board and have consistently worked well together and have demonstrated an ability to provide appropriate oversight to the operations of the Trust.  The Board reviews its structure regularly and believes that its leadership structure, including having a majority of Independent Trustees, coupled with the responsibilities undertaken by Dr. Caravati as Chairman, is appropriate and in the best interests of the Trust, given its specific characteristics.  The Board of Trustees also believes its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Fund management.

Board Committees.   The Board has established an Audit Committee, a Governance, Nomination and Compensation Committee and a Qualified Legal Compliance Committee.  The Board of Trustees has determined that its committees help ensure that the funds have effective and independent governance and oversight.  The members of each Committee are the five Independent Trustees:  Robert S. Harris, J. Finley Lee, Jr., Richard L. Morrill, Harris V. Morrissette and Samuel B. Witt, III.  Dr. Richard L. Morrill serves as the Chairman of the Audit Committee and Dr. Robert S. Harris serves as Chairman of the Governance, Nomination and Compensation Committee and the Qualified Legal Compliance Committee. The Chairmanship of each Committee is rotated periodically.  Each Committee Chairman has primary responsibility for setting the agendas and presides at all meetings of the Committee for which he serves as Chairman.  Each Committee Chairman facilitates communications and coordination between the Independent Trustees and management with respect to the matters overseen by that Committee.

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•
Audit Committee.  The Audit Committee oversees (i) the Trust’s accounting and financial reporting policies and practices, its internal controls and, as appropriate in its judgment, the internal controls of certain service providers; (ii) the quality and objectivity of the financial statements of each of the funds and the independent audits thereof; (iii) acts as liaison between the Trust’s independent registered public accounting firm and the full Board; (iv) pre-approves the scope and cost of the audit and non-audit services provided by the Trust’s independent registered public accounting firm; and (v) resolves any issues arising under the Trust’s Code of Ethics for Principal Executive and Senior Financial Officers.  The Audit Committee met three times during the fiscal year ended March 31, 2010.

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Governance, Nomination and Compensation Committee. The Governance, Nomination and Compensation Committee is responsible for (i) selecting and nominating persons to serve as Independent Trustees; (ii) determining the level of compensation for the Independent Trustees; (iii) reviewing information relating to the investment advisory, underwriting and other contracts with third party service providers and making recommendations to the Board; (iv) monitoring the activities of the CCO and making recommendations to the Board with respect to the compliance policies and procedures of the Trust and its service providers; (v) reviewing the responsibilities of the committees of the Board and evaluating whether there is a need for additional or combined committees; and (vi) evaluating the performance of the Board of Trustees. The Governance, Nomination and Compensation Committee will review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing, addressed to the Committee at the Trust’s offices and meet any minimum qualifications that may be adopted by the Committee.  The Governance, Nomination and Compensation Committee met three times during the fiscal year ended March 31, 2010.

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Qualified Legal Compliance Committee. The Qualified Legal Compliance Committee is responsible for receiving and investigating reports from attorneys representing the Trust of material violations of securities laws, a material breach of fiduciary duty or a similar material violation.  The Qualified Legal Compliance Committee did not meet during the fiscal year ended March 31, 2010 because no such reports were made during that period.

Qualifications of the Trustees.  The Governance, Nomination and Compensation Committee reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board.  In evaluating a candidate for nomination or election as a Trustee, the Committee takes into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Committee believes contribute to good governance for the Trust.  In addition, the Trustees are subject to periodic evaluation for their continued service on the Board.  On a staggered three-year basis, members of the Governance, Nomination and Compensation Committee review the qualifications of each Trustee, evaluate his contributions to the Board and make a recommendation as to whether such Trustee should continue to serve on the Board.  The Board has concluded, based on each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with the other Trustees, that each Trustee is qualified to serve on the Board.  The Board of Trustees

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believes that the Trustees’ ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with the advisers, other service providers, legal counsel and independent public accountants; and to exercise effective business judgment in the performance of their duties as Trustees, support this conclusion.  In determining that a particular Trustee is and will continue to be qualified to serve as a Trustee, the Board considers a variety of criteria, none of which, in isolation, is controlling.

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Mr. Austin Brockenbrough, III is a founding partner of Lowe, Brockenbough & Company, Inc., the investment adviser to The Jamestown Funds, and currently serves as the President and Managing Director of the firm.  He has 44 years of experience in the investment management profession.  Mr. Brockenbrough holds a B.S. degree in Finance from the E. Claiborne Robins School of Business at the University of Richmond.  Mr. Brockenbrough is also a director of Tredegar Corporation, a plastics manufacturer, and Wilkinson O’Grady & Co. Inc., a global asset management firm located in New York City.  He has served as a Trustee since 1988.  The Board has concluded that Mr. Brockenbrough is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his professional investment and business experience, and his academic background.

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Mr. John T. Bruce is a founding partner and the President of Flippin, Bruce & Porter, Inc., the investment adviser to the Flippin, Bruce & Porter Funds.  From 1979 until 1985 he served as a Vice President and Portfolio Manager at Capitoline Investment Services, Inc.  Mr. Bruce holds a B.S. degree in Finance from Virginia Polytechnic Institute and State University and is a former trustee of the Virginia Tech Foundation. He is a Chartered Financial Analyst and a Chartered Investment Counselor and has 33 years of experience in the investment management profession.  He has served as a Trustee since 1988.  The Board has concluded that Mr. Bruce is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his professional investment and business experience, and his academic background.

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Dr. Charles M. Caravati, Jr. is a retired physician. He is the founder and former President of Dermatology Associates of Virginia, P.C. and has also served as President of the Medical Society of Virginia.  Dr. Caravati earned his M.D. degree from University of Virginia School of Medicine.  He has served on the Executive Committee and several operating committees at the University of Virginia where he received his B.A.  Dr. Caravati is Chairman of ChildFund International, a nonprofit organization dedicated towards the advancement of children living in poverty.  Dr. Caravati has served as a Trustee of the Trust since 1991. The Board has concluded that Dr. Caravati is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his past business experience, and leadership roles on other boards.

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Dr. Robert S. Harris, Ph.D is the C. Stewart Sheppard Professor of Business at The Darden Graduate School of Business Administration at the University of Virginia where from 2001 until 2005, he served as Dean.  Dr. Harris teaches courses in financial management and policies and valuation in financial markets.  His research has focused on corporate finance, financial market analysis and mergers and acquisitions.  He has been widely published in leading academic and practitioner journals and has authored financial textbooks.  Dr. Harris has been an active consultant and advisor to corporations

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and government agencies and has held a range of offices in professional societies.  He previously served as Chief Learning Officer and Vice President of United Technologies Corporation.  Dr. Harris earned a B.A. degree (summa cum laude) from Davidson College and a doctorate in economics from Princeton University.  He has served as a Trustee of the Trust since 2007.  The Board has concluded that Dr. Harris is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his distinguished academic background and positions of leadership, and his business experience.

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Dr. J. Finley Lee, Jr., Ph.D. has been a financial consultant for many years and was previously the Julian Price Professor at the Kenan-Flagler Business School at The University of North Carolina at Chapel Hill.  Dr. Lee earned an undergraduate degree from Davidson College and an M.A. degree from the University of Florida, and earned his Ph.D. as a Huebner Fellow at the Wharton School of the University of Pennsylvania.  He has served as a Trustee of the Trust since 1988.  The Board has concluded that Dr. Lee is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his distinguished academic background, and his business experience.

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Dr. Richard L. Morrill, Ph.D. serves as President of the Teagle Foundation (charitable foundation) and as Chancellor at the University of Richmond.  He was president of the University of Richmond from 1988 to 1998 and previously was president of Salem College and Centre College. Dr. Morrill has written four books on issues of values, ethics and decision-making in higher education and has published many articles and made numerous presentations on strategic planning and leadership for colleges and universities.  He has served as a board member and audit committee member of Central Fidelity Banks, Inc. and as Treasurer of The Association of American Colleges and Universities. Dr. Morrill currently is President of the board of the Richmond Symphony Foundation and a board member of the Library of Virginia Foundation.  He is a director of the Tredegar Corporation (manufacturing firm), and the Albemarle Corporation (manufacturer of specialty chemicals).  Dr. Morrill received his B.A. degree in History from Brown University, his B.D. in Religious Thought from Yale University in 1964, and his Ph.D. in Religion from Duke University Graduate School of Arts and Sciences.  He has served as a Trustee of the Trust since 1993.  The Board has concluded that Dr. Morrill is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his distinguished academic background and expertise in the subjects of ethics and strategic planning, and his service and leadership roles on other boards.

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Mr. Harris V. Morrissette has served as president and chief executive officer of several privately held businesses.  He serves as a director of International Shipholding Corporation (cargo transportation) and BancTrust Financial Group, Inc. (bank holding company); as the chairman of Azalea Aviation, Inc. (airplane fueling); and as a board member of White-Spunner Construction, Inc. He previously served as a director of EnergySouth, Inc. until its merger with Sempra Energy in 2008.  He is a board member of a number of not-for-profit organizations, among them the Business Council of Alabama and the Economic Development Partnership of Alabama.  Mr. Morrissette holds a B.S. degree from The University of Alabama.  He has served as a Trustee of the

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Trust since 1993.  The Board has concluded that Mr. Morrissette is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his extensive business experience, and his service on other boards.

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Mr. Samuel B. Witt, III retired as the Senior Vice President and General Counsel of Stateside Associates, Inc. (state and local government relations consultants), and previously served as an attorney in private practice.  He has an extensive legal and business background, including serving as Vice President and Senior General Counsel of a Fortune 100 company and as European Counsel and Director of Finance for a U.S. publicly traded company.  Mr. Witt has been on the board of directors of The Swiss Helvetia Fund, Inc. (a closed-end investment company) since 1987 and is currently the chairman of the board.  He has also served as a board member and president of the Virginia Military Institute Board of Visitors, as a trustee of the George C. Marshall Foundation and the University of Virginia Law School Foundation, and as a board member of the John Marshall Foundation, Gateway Homes, Inc. and the College Orientation Workshop.  He holds a B.A. degree from the Virginia Military Institute and a LL.B. degree from the University of Virginia School of Law, and attended the Harvard Business School’s Senior International Management Program.  Mr. Witt has served as a Trustee of the Trust since November 1988.  The Board has concluded that Mr. Witt is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his academic background, his business and legal experience, and his past experience and leadership roles on other boards, including the board of another investment company.

Risk Oversight. An integral part of the Board’s overall responsibility for overseeing the management and operations of the Trust is the Board’s oversight of the risk management of the Trust’s investment programs and business affairs.  The funds are subject to a number of risks, such as investment risk, credit risk, valuation risk, operational risk, and legal, compliance and regulatory risk.  The Trust, the investment advisers and the other service providers have implemented various processes, procedures and controls to identify risks to the funds, to lessen the probability of their occurrence and to mitigate any adverse effect should they occur.  Different processes, procedures and controls are employed with respect to different types of risks.  These systems include those that are embedded in the conduct of the regular operations of the Board and in the regular responsibilities of the officers of the Trust and the other service providers.

The Board of Trustees exercises oversight of the risk management process through the Board itself and through the various committees.  In addition to adopting, and periodically reviewing, policies and procedures designed to address risks to the funds, the Board of Trustees requires management of the advisers and the Trust, including the Trust’s CCO, to report to the Board and the committees on a variety of matters, including matters relating to risk management, at regular and special meetings.  The Board and the committees receive regular reports from the Trust’s independent public accountants on internal control and financial reporting matters.  On at least an annual basis, the Independent Directors meet separately with the Trust’s CCO outside the presence of management, to discuss issues related to compliance.  Furthermore, the Board receives a quarterly report from the Trust’s CCO regarding the operation of the compliance policies and procedures of the Trust and its primary service providers.  The Trust’s CCO is supported by four compliance officers, each of whom serve at the fund complex level, and

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periodically attend Board meetings.  The Board also receives quarterly reports from the investment advisers on the investments and securities trading of the funds, including their investment performance, as well as reports regarding the valuation of the funds’ securities.  In addition, in its annual review of the funds’ advisory agreements, the Board reviews information provided by the advisers relating to their operational capabilities, financial condition and resources.  The Board also conducts an annual self-evaluation that includes a review of its effectiveness in overseeing the number of funds in the Trust and the effectiveness of its committee structure.

Although the risk management policies of the investment advisers and the Trust’s other service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective.  Not all risks that may affect the Trust can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond the control of the Trust, the investment advisers or their affiliates, or other service providers to the Trust.  The Board may at any time, and in its sole discretion, change the manner in which it conducts its risk oversight role.

INVESTMENT ADVISER

Leavell Investment Management, Inc. (the “Adviser”) supervises each Fund’s investments pursuant to an Investment Advisory Agreement (the “Advisory Agreement”) described in the Prospectus.  Each Fund’s Advisory Agreement is effective until April 1, 2011 and is subject to annual approval by the Board of Trustees or by vote of a majority of the Fund’s outstanding voting securities, provided such continuance is also approved by a majority of the Trustees who are not “interested persons” of the Trust or the Adviser by vote cast in person at a meeting called for the purpose of voting on such approval.  The Advisory Agreement is terminable without penalty on sixty days notice by the Board of Trustees of the Trust or by the Adviser.  The Advisory Agreement provides that it will terminate automatically in the event of its assignment.

Compensation of the Adviser with respect to the Equity Fund, based upon the Fund’s average daily net assets, is at the following annual rates:  on the first $100 million, 0.60%; and on assets over $100 million, 0.50%. For the fiscal years ended March 31, 2010, 2009 and 2008, the Equity Fund paid the Adviser advisory fees of $297,388, $326,223 and $486,665, respectively.

Compensation of the Adviser with respect to the Mid-Cap Fund is at the annual rate of 0.75% of the Fund’s average daily net assets.  For the fiscal years ended March 31, 2010, 2009 and 2008, the Mid-Cap Fund paid advisory fees of $195,010 (which was net of voluntary fee waivers of $13,860), $168,719 (which was net of voluntary fee waivers of $36,520) and $249,900 (which was net of voluntary fee waivers of $7,531), respectively.

Compensation of the Adviser with respect to the Alabama Tax Free Fund, based upon the Fund’s average daily net assets, is at the following annual rates: on the first $100 million, 0.35%; and on assets over $100 million, 0.25%.  For the fiscal years ended March 31, 2010, 2009 and 2008, the Alabama Tax Free Fund paid the Adviser advisory fees of $76,124 (which was net of voluntary fee waivers of $28,581), $56,136 (which was net of voluntary fee waivers of $38,341) and $56,618 (which was net of voluntary fee waivers of $31,883), respectively.

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The Adviser was organized as an Alabama corporation in 1979.  By reason of his position as an officer and stockholder, Thomas W. Leavell controls the Adviser and may directly or indirectly receive benefits from the advisory fees paid to the Adviser.  In addition to acting as adviser to the Funds, the Adviser also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals.

The Adviser provides a continuous investment program for the Funds, including investment research and management with respect to all securities, investments, cash and cash equivalents of the Funds.  The Adviser determines what securities and other investments will be purchased, retained or sold by the Funds, and does so in accordance with the investment objectives and policies of the Funds as described herein and in the Prospectus. The Adviser places all securities orders for the Funds, determining with which broker, dealer, or issuer to place the orders.  The Adviser must adhere to the brokerage policies of the Funds in placing all orders, the substance of which policies are that the Adviser must seek at all times the most favorable price and execution for all securities brokerage transactions.  The Adviser also provides, at its own expense, certain executive officers to the Trust, and pays the entire cost of distributing the Funds’ shares.

The Adviser may enter into arrangements with certain brokerage firms and financial institutions to provide administrative, shareholder sub-accounting and other services, including sales-related services.  The Funds may compensate these organizations for their administrative and shareholder sub-accounting (but not sales-related) services based on the number of customer accounts maintained in the Funds by such organizations.  The Adviser, not the Funds, may further compensate these organizations for their sales-related services; however, the payment of such compensation by the Adviser will not affect the expense ratios of the Funds.

Portfolio Managers

Other Accounts Managed (as of March 31, 2010)

The Portfolio Managers are also responsible for the day-to-day management of other accounts, as indicated in the following table.  None of these accounts has an advisory fee based on the performance of the account.  Each Portfolio Manager’s name is followed by a number(s) representing the Fund(s) for which the Portfolio Manager is responsible for providing investment advisory services.

Name of Portfolio Manager	Type of Accounts	Number of Accounts Managed	Total Assets in Accounts Managed	Number of Accounts with Advisory Fee Based on Performance	Total Assets in Accounts with Advisory Fee Based on Performance

Thomas W. Leavell (1,2)	Registered investment companies: Other pooled investment vehicles: Other accounts:	0 0 293	$ 0 $ 0 $422,730,254	0 0 0	$ 0 $ 0 $ 0

Timothy S. Healey (2,3)	Registered investment companies: Other pooled investment vehicles: Other accounts:	0 0 155	$ 0 $ 0 $199,127,473	0 0 0	$ 0 $ 0 $ 0

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Richard E. Anthony, Jr. (2)	Registered investment companies: Other pooled investment vehicles: Other accounts:	0 0 110	$ 0 $ 0 $51,223,980	0 0 0	$ 0 $ 0 $ 0

Michael J. Hofto (2)	Registered investment companies: Other pooled investment vehicles: Other accounts:	0 0 170	$ 0 $ 0 $78,247,045	0 0 0	$ 0 $ 0 $ 0
1.           The Government Street Equity Fund
2.           The Government Street Mid-Cap Fund
3.           The Alabama Tax Free Bond Fund

Potential Conflicts of Interest

The investment strategy of the Funds and other accounts managed by the Portfolio Managers are similar.  The Adviser, as well as the Funds, has policies and procedures designed to address conflicts in allocation of investment opportunities between a Fund and other accounts managed by the Adviser.  These policies are designed to ensure equitable treatment of all accounts.  In addition, procedures are in place to monitor personal trading by the Portfolio Managers to ensure that the interests of the Adviser’s clients come first.

Compensation

The Portfolio Managers are compensated by the Adviser with a fixed salary, as well as a 401(k) matching contribution.  The Adviser may also pay a discretionary bonus and/or profit sharing contribution as determined yearly by company management.  Both forms of compensation (fixed and discretionary) are based upon management’s evaluation of an individual’s job performance within the context of an overall job description.  Portfolio management of the Funds is just one of many components contained within a job description for a Portfolio Manager.  No form of compensation, fixed or discretionary, is directly based upon the Funds’ performance or the value of the Funds’ assets.

Ownership of Fund Shares

The following table indicates, as of March 31, 2010, the dollar value of shares beneficially owned by the Portfolio Managers of the Fund or Funds for which the Portfolio Manager serves.

Name of Portfolio Manager	Fund Shares Beneficially Owned	Dollar Value of Fund Shares Beneficially Owned
Thomas W. Leavell	The Government Street Equity Fund The Government Street Mid-Cap Fund	Over $1,000,000 $100,001 – $500,000
Timothy S. Healey	The Government Street Mid-Cap Fund The Alabama Tax Free Bond Fund	$100,001 – $500,000 $1 – $10,000
Richard E. Anthony, Jr.	The Government Street Mid-Cap Fund	$10,001 – $50,000
Michael J. Hofto	The Government Street Mid-Cap Fund	$10,001 – $50,000

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ADMINISTRATOR

The Trust retains Ultimus Fund Solutions, LLC (the “Administrator”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, to provide the Funds with administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services.  The Administrator maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of each Fund’s shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions.  The Administrator also provides accounting and pricing services to the Funds and supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services.  The Administrator supervises the preparation of tax returns, reports to shareholders of the Funds, reports to and filings with the SEC and state securities commissions, and materials for meetings of the Board of Trustees.

For the performance of these services, each Fund pays the Administrator a fee at the annual rate of 0.15% of the average value of its daily net assets up to $25 million, 0.125% of such assets from $25 million to $50 million, and 0.10% of such assets in excess of $50 million.  The minimum fee is $4,000 per month with respect to each of the Equity Fund and the Mid-Cap Fund and $3,500 per month with respect to the Alabama Tax Free Fund.  In addition, the Funds pay out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage, communication lines and all costs of external pricing services.  For the fiscal years ended March 31, 2010, 2009 and 2008, the Equity Fund paid administration fees to the Administrator of $68,314, $72,445 and $99,888, respectively; the Mid-Cap Fund paid administration fees to the Administrator of $48,000, $48,176 and $49,659, respectively; and the Alabama Tax Free Fund paid administration fees to the Administrator of $43,842, $42,000 and $39,017, respectively.

Under the terms of a Compliance Consulting Agreement between the Trust and the Administrator, the Administrator provides an individual to serve as the Trust’s CCO.  For these services, the Funds pay the Administrator an annual base fee of $18,600 plus an asset-based fee equal to 0.01% per annum on aggregate average net assets in excess of $100 million.  In addition, the Funds reimburse the Administrator for any out-of-pocket expenses incurred for these services.  For the fiscal years ended March 31, 2010, 2009 and 2008, the Equity Fund paid compliance service fees to the Administrator of $6,769, $6,766 and $8,545, respectively; the Mid-Cap Fund paid compliance service fees to the Administrator of $6,616, $6,451 and $6,655, respectively; and the Alabama Tax Free Fund paid compliance service fees to the Administrator of $6,620, $6,430 and $6,279, respectively.

DISTRIBUTOR

Ultimus Fund Distributors, LLC (the “Distributor”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as principal underwriter for the Funds pursuant to a Distribution Agreement. Shares are sold on a continuous basis by the Distributor.  The Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, but it is not obliged to sell any particular amount of shares.  The Distribution Agreement provides that, unless sooner terminated, it will continue in effect so long as such continuance is approved at least annually (i) by the Board of Trustees or a vote of a majority of the outstanding shares, and (ii) by a majority of the Trustees who are not “interested persons” of the Trust or of the Distributor by vote cast in person at a

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meeting called for the purpose of voting on such approval.  The Distribution Agreement may be terminated by the Funds at any time, without the payment of any penalty, by vote of a majority of the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Funds on sixty days written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on sixty days written notice to the Trust.  The Distribution Agreement will automatically terminate in the event of its assignment.  The Distributor is an affiliate of the Administrator and Robert G. Dorsey, Mark J. Seger and John F. Splain are each Managing Directors of the Distributor and officers of the Trust.

OTHER SERVICE PROVIDERS

The firm of Ernst & Young LLP, independent registered public accounting firm, 312 Walnut Street, Suite 1900, Cincinnati, Ohio 45202 , has been retained by the Board of Trustees to perform an independent audit of the financial statements of the Trust and to advise the Trust as to matters of accounting and federal and state income taxation, as requested.

Sullivan & Worcester LLP, One Post Office Square, Boston, Massachusetts 02109, serves as legal counsel to the Trust and the Independent Trustees.

The Custodian of the Funds’ assets is US Bank NA, 425 Walnut Street, Cincinnati, Ohio 45202.  The Custodian holds all cash and securities of the Funds (either in its possession or in its favor through “book entry systems” authorized by the Trustees in accordance with the 1940 Act), collects all income and effects all securities transactions on behalf of the Funds.

PORTFOLIO SECURITIES AND BROKERAGE

It is the Funds’ practice to seek the best price and execution for all portfolio securities transactions.  The Adviser (subject to the general supervision of the Board of Trustees) directs the execution of the Funds’ portfolio transactions.

The Alabama Tax Free Fund’s fixed income portfolio transactions will normally be principal transactions executed in over-the-counter markets and will be executed on a “net” basis, which may include a dealer markup. The Equity Fund and the Mid-Cap Fund’s common stock portfolio transactions will normally be exchange traded and will be effected through broker-dealers who will charge brokerage commissions.  Options will also normally be exchange traded involving the payment of commissions.  With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.

During the fiscal years ended March 31, 2010, 2009 and 2008, the total brokerage commissions paid by the Equity Fund were $12,617, $14,477 and $9,047, respectively.  During the fiscal years ended March 31, 2010, 2009 and 2008, the total brokerage commissions paid by the Mid-Cap Fund were $3,368, $4,148 and $3,038, respectively.  No brokerage commissions were paid by the Alabama Tax Free Fund during each of the last three fiscal years.

Subject to the requirements of the 1940 Act and procedures adopted by the Board of Trustees, the Funds may execute portfolio transactions through any broker or dealer and pay brokerage

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commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or (iii) an affiliated person of which is an affiliated person of the Trust or the Adviser.

While there is no formula, agreement or undertaking to do so, a portion of the Funds’ brokerage commissions may, in the discretion of the Adviser, be allocated to those brokers or dealers that provide the Adviser with research services.  The types of research services that the Adviser may obtain include, but are not limited to, investment recommendations, financial, economic, political, fundamental and technical market and interest rate data, and other statistical or research services.  Much of the information so obtained may also be used by the Adviser for the benefit of the other clients it may have.  Conversely, the Funds may benefit from such transactions effected for the benefit of other clients.  In all cases, the Adviser is obligated to effect transactions for the Funds based upon obtaining the most favorable price and execution.  Factors considered by the Adviser in determining whether the Funds will receive the most favorable price and execution include, among other things: the size of the order, the broker’s ability to effect and settle the transaction promptly and efficiently and the Adviser’s perception of the broker’s reliability, integrity and financial condition.

As of March 31, 2010, the Equity Fund held common stock issued by the parent companies of Banc of America Securities LLC (the market value of which was $714,000) and Charles Schwab & Co., Inc. (the market value of which was $280,350).  Banc of America Securities LLC and Charles Schwab & Co., Inc. are two of the Trust’s “regular broker-dealers” as defined in the 1940 Act.

Codes of Ethics.  The Trust, the Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act which permits personnel subject to the Code of Ethics to invest in securities, including securities that may be purchased or held by the Funds.  The Codes of Ethics adopted by the Trust, the Adviser and the Distributor are on public file with, and are available from, the SEC.

SPECIAL SHAREHOLDER SERVICES

As noted in the Prospectus, the Funds offer the following shareholder services:

Regular Account.  The regular account allows for voluntary investments to be made at any time. When an investor makes an initial investment in the Funds, a shareholder account is opened in accordance with the investor’s registration instructions.  Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a statement showing the transaction.

Automatic Investment Plan.  The automatic investment plan enables shareholders to make regular periodic investments in shares through automatic charges to their checking account.  With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the net asset value on or about the fifteenth and/or the last business day of the month as indicated on the Account Application.  The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

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Systematic Withdrawal Plan.  Shareholders owning shares with a value of $10,000 or more may establish a Systematic Withdrawal Plan. A shareholder may receive monthly or bi-monthly payments, in amounts of not less than $100 per payment, by authorizing the Funds to redeem the necessary number of shares periodically (on the 15th and/or last business day of the month).  Payments may be made directly to an investor’s account with a commercial bank or other depository institution via an Automated Clearing House (“ACH”) transaction.

Instructions for establishing this service are included in the Account Application or are available by calling the Funds.  Payment may also be made by check payable to the designated recipient and mailed within 7 days of the withdrawal date.  If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see “Signature Guarantees” in the Prospectus).  A corporation (or partnership) must also submit a “Corporate Resolution” (or “Certification of Partnership”) indicating the names, titles and required number of signatures authorized to act on its behalf.  The application must be signed by a duly authorized officer(s) and the corporate seal affixed.  No redemption fees are charged to shareholders under this plan.  Costs in conjunction with the administration of the plan are borne by the Funds.  Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment.  In addition, systematic withdrawals may result in realized long-term or short-term capital gains or losses, or, in certain circumstances, may be treated as dividends for tax purposes. The Systematic Withdrawal Plan may be terminated at any time by the Funds upon sixty days written notice or by a shareholder upon written notice to the Funds. Applications and further details may be obtained by calling the Funds at 1-866-738-1125, or by writing to:

The Government Street Funds
Shareholder Services
P.O. Box 46707
Cincinnati, Ohio 45246-0707

Transfer of Registration.  To transfer shares to another owner, send a written request to the Funds at the address shown herein. Your request should include the following:  (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see the Prospectus under the heading “Signature Guarantees”); and (5) any additional documents that are required for transfer by corporations, administrators, executors, trustees, guardians, etc.  If you have any questions about transferring shares, call or write the Funds.

PURCHASE OF SHARES

The purchase price of shares of each Fund is the net asset value next determined after the order is received.  An order received prior to the close of the regular session of trading on the New York Stock Exchange (the “Exchange”), generally 4:00 p.m. Eastern time, will be executed at the price computed on the date of receipt; and an order received after that time will be executed at the price computed on the next Business Day.  An order to purchase shares is not binding on the Funds until it has been confirmed in writing (or unless other arrangements have been made with the Funds, for example in the case of orders utilizing wire transfer of funds) and payment has been received.

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Due to Internal Revenue Service regulations, applications without social security or tax identification numbers will not be accepted.  If, however, you have already applied for a social security or tax identification number at the time of completing your account application, the application should so indicate.  The Funds are required to, and will, withhold taxes on all distributions and redemption proceeds if the number is not delivered to the Funds within 60 days.

Each Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders, and (iii) to reduce or waive the minimum for initial and subsequent investments under some circumstances, including circumstances where certain economies can be achieved in sales of Fund shares.

Purchases in Kind.  The Funds may accept securities in lieu of cash in payment for the purchase of shares of the Funds.  The acceptance of such securities is at the sole discretion of the Adviser based upon the suitability of the securities accepted for inclusion as a long term investment of the Funds, the marketability of such securities, and other factors that the Adviser may deem appropriate.  If accepted, the securities will be valued using the same criteria and methods as described in “How Net Asset Value is Determined” in the Prospectus.

Employees and Affiliates of the Funds.  The Funds have adopted initial investment minimums for the purpose of reducing the cost to the Funds (and consequently to the shareholders) of communicating with and servicing their shareholders.  However, a reduced minimum initial investment requirement of $1,000 applies to Trustees, officers and employees of the Funds, the Adviser and certain parties related thereto, including clients of the Adviser or any sponsor, officer, committee member thereof, or the immediate family of any of them.  In addition, accounts having the same mailing address may be aggregated for purposes of the minimum investment if shareholders consent in writing to share a single mailing of shareholder reports, proxy statements (but each such shareholder would receive his/her own proxy) and other Fund literature.

REDEMPTION OF SHARES

Each Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the Exchange is closed, or trading on the Exchange is restricted as determined by the SEC, (ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the SEC may permit.

No charge is made by the Funds for redemptions, although the Trustees could impose a redemption charge in the future.  Any redemption may be for more or less than the amount of the shareholder’s investment depending on the market value of the securities held by the Funds.

There is currently no charge by the Funds for wire redemptions. However, the Funds reserve the right, upon thirty days written notice, to make reasonable charges for wire redemptions.  All charges will be deducted from your account by redemption of shares in your account.  Your bank or brokerage firm may also impose a charge for processing the wire.  In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

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Redemptions in Kind.  The Funds may redeem their shares by payment in kind when circumstances exist which would, in the opinion of the Adviser, make it in the best interests of the Funds and their shareholders to do so.  In such case, the Adviser, under the supervision of the Board of Trustees and in accordance with the Trust’s procedures, may authorize payment to be made in portfolio securities or other property of the Funds.  Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share.  An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein each Fund commits itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Funds who redeems during any ninety day period, the lesser of (a) $250,000 or (b) one percent (1%) of a Fund’s net assets at the beginning of such period unless the shareholder consents to receiving the entire distribution in kind.  Shareholders receiving portfolio securities in a redemption in kind may incur brokerage costs when these securities are sold.  It is the Adviser’s intention, at the present time, to reimburse shareholders for their brokerage costs and any other fees or losses incurred by them in selling such securities immediately upon receipt thereof.  This practice will apply to all redemptions in kind affected upon a particular day; however, the Adviser may determine to discontinue this practice at any time without notice to shareholders.

NET ASSET VALUE DETERMINATION

Under the 1940 Act, the Trustees are responsible for overseeing the good faith determination of the fair value of the securities and other assets of the Funds, and they have adopted procedures to do so, as follows.  The net asset value of each Fund is determined as of the close of the regular session of trading on the Exchange (currently 4:00 p.m. Eastern time) on each “Business Day.”  A Business Day means any day, Monday through Friday, except for the following holidays:  New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day and Christmas.  Net asset value per share is determined by dividing the total value of all Fund securities and other assets, less liabilities, by the total number of shares then outstanding.  Net asset value includes interest on fixed income securities, which is accrued daily.

FUND EXPENSES

Each Fund pays all expenses not assumed by the Adviser, including its advisory fees.  Fund expenses include, among others, the fees and expenses, if any, of the Trustees who are not “affiliated persons” of the Adviser or the Distributor, fees of the Custodian, interest expense, taxes, brokerage fees and commissions, fees and expenses of the Funds’ shareholder servicing operations, fees and expenses of qualifying and registering the Funds’ shares under federal and state securities laws, expenses of preparing, printing and distributing prospectuses and reports to existing shareholders, auditing and legal expenses, insurance expenses, association dues, fees and expenses of the Trust’s CCO, and the expense of shareholders’ meetings and proxy solicitations.  The Funds are also liable for any nonrecurring expenses as may arise such as litigation to which the Funds may be a party.  The Funds may be obligated to indemnify the Trustees and officers with respect to such litigation.  All expenses of a Fund are accrued daily on the books of the Fund at a rate which, to the best of its belief, is equal to the actual expenses expected to be incurred by the Fund in accordance with generally accepted accounting practices.

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General Trust expenses are allocated among the Trust’s series, or funds, on a fair and equitable basis by the Board of Trustees, which may be based on relative net assets of each fund (on the date the expense is paid) or the nature of the services performed and the relative applicability to each fund.

ADDITIONAL TAX INFORMATION

Taxation of the Funds.  Each Fund has qualified and intends to qualify annually for the special tax treatment afforded a “regulated investment company” (“RIC”) under Subchapter M of the Internal Revenue Code of 1986 (the “Code”) so that it does not pay federal taxes on income and capital gains distributed to shareholders.  Among its requirements to qualify under Subchapter M, each Fund must distribute annually at least 90% of its net investment income.  In addition to this distribution requirement, each Fund must (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including but not limited to gains from option, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies, or from net income derived from an interest in a qualified publicly traded partnership (“PTP”); and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund’s total assets is represented by cash, U.S. Government securities, securities of other RICs and other securities (for this purpose such other securities will qualify only if the Fund’s investment is limited in respect to any issuer to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund’s total assets is invested in securities (other than U.S. Government securities or securities of other RICs) of any one issuer, the securities of any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified PTPs.  For these purposes, a qualified PTP is generally a PTP other than one where at least 90% of its gross income is gross income that would otherwise be qualifying income for a RIC.

While the above requirements are aimed at qualification of the Funds as RICs under Subchapter M of the Code, the Funds also intend to comply with certain requirements of the Code to avoid liability for federal income and excise tax. If the Funds remain qualified under Subchapter M, they will not be subject to federal income tax to the extent they distribute their taxable net investment income and net realized capital gains.  A nondeductible 4% federal excise tax will be imposed on each Fund to the extent it does not distribute at least 98% of its ordinary taxable income for a calendar year, plus 98% of its capital gain net taxable income for the one year period ending each October 31, plus certain undistributed amounts from prior years.  While each Fund intends to distribute its taxable income and capital gains in a manner so as to avoid imposition of the federal excise and income taxes, there can be no assurance that the Funds indeed will make sufficient distributions to avoid entirely imposition of federal excise or income taxes.  If a Fund fails to qualify as a RIC for any year, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally will be taxable as ordinary income dividends to its shareholders, subject to the dividends received deduction for corporate shareholders and the provisions relating to qualified dividend income.  The Board of Trustees reserves the right not to

36

maintain the qualification of the Funds as RICs if it determines such course of action to be beneficial to shareholders.

Each Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards.  Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction.  As of March 31, 2010, the Mid-Cap Fund had capital loss carryforwards for federal income tax purposes of $629,243, of which $223,256 expires March 31, 2017 and $405,987 expires March 31, 2018.  As of March 31, 2010, the Alabama Tax Free Fund had a capital loss carryforward for federal income tax purposes of $1,742, which expires March 31, 2018.  These capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

Should additional series, or funds, be created by the Trustees, each fund would be treated as a separate tax entity for federal income tax purposes.

Tax Status of the Funds’ Dividends and Distributions.  Dividends paid by the Funds derived from net investment income or net short-term capital gains are generally taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares.  However, dividends from net investment income to the extent the Funds receive qualified dividend income will be taxable to individuals at net capital gains rates.  Qualified dividend income is, in general, income from dividends the Funds receive from taxable domestic corporations and certain foreign corporations, subject to certain holding period and other requirements.  Distributions, if any, of long-term capital gains are taxable to shareholders as long-term capital gains, whether received in cash or reinvested in additional shares, regardless of how long you have held your Fund shares.  For information on “backup” withholding, see “Purchase of Shares” above.

For corporate shareholders, the dividends received deduction, if applicable, should apply to a portion of the dividends paid by the Equity Fund and the Mid-Cap Fund.  Each Fund will send shareholders information each year on the tax status of dividends and disbursements.  A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation.  Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or shares and regardless of how long you have held your Fund shares, even if they reduce the net asset value of shares below your cost and thus in effect result in a return of a part of your investment.

Profits on closing purchase transactions and premiums on lapsed calls written are considered capital gains for financial reporting purposes and short-term gains for federal income tax purposes.

When short-term gains are distributed to shareholders, they are taxed as ordinary income.

With respect to the Alabama Tax Free Fund, since federal and Alabama income tax laws exempt income from qualifying municipal bond obligations, income dividends attributable to such obligations are exempt from such taxes.  A report will be distributed to each shareholder as of December 31st of each year outlining the percentage of income dividends which qualify for such tax exemptions.

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Sale or Redemption of Fund Shares.   A sale, exchange or redemption of shares of the Funds by a shareholder is generally a taxable event. For federal income tax purposes, any loss upon the sale of shares of the Funds held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gains distributions received by the shareholder.  In addition, any loss upon the sale of shares of the Alabama Tax Free Fund held for six months or less will be disallowed for both federal and Alabama income tax purposes to the extent of any dividends received by the shareholder exempt from federal income tax, even though, in the case of Alabama, some portion of such dividends actually may have been subject to Alabama income tax.

Shareholders should consult their tax advisors regarding the federal, state, local and foreign tax consequences resulting from the ownership of shares of the Funds.

GENERAL INFORMATION ABOUT THE TRUST

The Funds are no-load series of Williamsburg Investment Trust, an open-end management investment company organized as a Massachusetts business trust in July 1988.  The Equity Fund and the Mid-Cap Fund are each diversified portfolios of the Trust and the Alabama Tax Free Fund is a non-diversified portfolio. The Board of Trustees has overall responsibility for management of the Funds under the laws of Massachusetts governing the responsibilities of trustees of business trusts.  The Declaration of Trust of the Trust currently provides for the shares of nine funds, or series, to be issued.  The Trustees are permitted to create additional series, or funds, at any time.

Shares of the Funds, when issued, are fully paid and non-assessable and have no preemptive or conversion rights.  Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held.  Shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in this event, the holders of the remaining shares voting will not be able to elect any Trustees.  The Trustees will hold office indefinitely, except that:  (1) any Trustee may resign or retire and (2) any Trustee may be removed with or without cause at any time (a) by a written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; or (b) by vote of shareholders holding not less than two-thirds of the outstanding shares of the Trust, cast in person or by proxy at a meeting called for that purpose; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust and filed with the Trust’s custodian.  Shareholders have certain rights, as set forth in the Declaration of Trust, including the right to call a meeting of the shareholders for the purpose of voting on the removal of one or more Trustees.  Shareholders holding not less than ten percent (10%) of the shares then outstanding may require the Trustees to call such a meeting and the Trustees are obligated to provide certain assistance to shareholders desiring to communicate with other shareholders in such regard (e.g., providing access to shareholder lists, etc.).  Shareholder inquiries may be made in writing, addressed to the Funds at the address contained in this Statement of Additional Information.  In case a vacancy or an anticipated vacancy shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to the provisions of Section 16(a) of the 1940 Act.  The Trust does not expect to hold annual meetings of shareholders.

Upon liquidation of the Trust or a particular fund of the Trust, holders of the outstanding shares of the fund being liquidated shall be entitled to receive, in proportion to the number of shares of the

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fund held by them, the excess of that fund’s assets over its liabilities.  On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding and entitled to vote, irrespective of the fund, shall be voted in the aggregate and not by fund, except (i) when required by the 1940 Act, shares shall be voted by individual fund; and (ii) when the matter does not affect any interest of a particular fund, then only shareholders of the affected fund or funds shall be entitled to vote thereon.  Examples of matters which affect only a particular fund could be a proposed change in the fundamental investment objectives or policies of that fund or a proposed change in the investment advisory agreement for a particular fund.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust.  The Declaration of Trust, therefore, contains provisions which are intended to mitigate such liability.

Stock certificates will not be issued for your shares.  Evidence of ownership will be given by issuance of periodic account statements which will show the number of shares owned.

Proxy Voting Policies and Procedures.   The Trust and the Adviser have adopted Proxy Voting Policies and Procedures that describe how the Funds intend to vote proxies relating to portfolio securities.  The Proxy Voting Policies and Procedures of the Trust and the Adviser are attached to this Statement of Additional Information as Appendix A.  Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-866-738-1125, or on the SEC’s website at http://www.sec.gov.

Portfolio Holdings Disclosure Policy.  The Board of Trustees of the Trust has adopted policies to govern the circumstances under which disclosure regarding securities held by the Funds, and disclosure of purchases and sales of such securities, may be made to shareholders of the Funds or other persons.

•
Public disclosure regarding the securities held by the Funds (“Portfolio Securities”) is made quarterly in Annual Reports and Semi-Annual Reports to shareholders, and in quarterly holdings reports on Form N-Q (“Official Reports”).  Except for such Official Reports and as otherwise expressly permitted herein or required by applicable law, shareholders and other persons may not be provided with information regarding Portfolio Securities held, purchased or sold by the Funds.

•
Each of the Fund’s ten largest holdings as of the end of the most recent calendar quarter is included as part of a Quarterly Update which is posted at www.leavellinvestments.com.  The Quarterly Update is typically posted to the website within 30 days of the end of each calendar quarter.  The website is open to the general public.

•
Information regarding Portfolio Securities and other information regarding the investment activities of the Funds is disclosed to rating and ranking organizations for use in connection with their rating or ranking of the Funds.  Currently, the Funds are providing portfolio information to five different rating or ranking organizations.  These organizations offer various services to investors.  Each disclosure arrangement has been approved by the CCO.  The CCO found that this disclosure was in the best interest of shareholders and serves a

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legitimate business interest of the Funds.  Below is a table listing the groups that are currently receiving portfolio information along with the types of information received, conditions or restrictions on use, timing of disclosure and any compensation received for providing portfolio information.

Name of Rating or Ranking Group	Information Provided	Timing of Release and Conditions or Restrictions on Use	Receipt of Compensation or other Consideration by the Funds or Affiliated Party
Morningstar, Inc.	CUSIP, description, shares/par, market value	Provided monthly, with a 30-day lag. No formal conditions or restrictions.	None
Lipper	CUSIP, description, shares/par
Provided monthly, with a 30-day lag.  No formal conditions or restrictions.   Lipper indicates that it will not trade based on the Funds’ portfolio information, and it prohibits its employees from any such trading.
None
Bloomberg L.P.	CUSIP, shares/par, market value
Provided monthly, with a 15-day lag.  No formal conditions or restrictions.  Bloomberg indicates that it requires all employees to sign confidentiality agreements acknowledging all information received during their employment must be used for legitimate business purposes only.
None
Standard & Poors, Inc.	CUSIP, description, shares/par, market value, coupon, maturity date, % of total net assets
Provided monthly, with a 30-day lag.  No formal conditions or restrictions.  S&P indicates that its employees are required to follow a code of business conduct that prohibits them from using portfolio information for anything other than performing their job responsibilities, and S&P employees must certify annually that they have followed this code of business conduct.
None
Thomson Financial	CUSIP, shares/par, market value, cost basis
Provided quarterly, with a 15-day lag.  No formal conditions or restrictions.  Thomson Financial indicates that it requires all employees to sign confidentiality agreements acknowledging that all information received during their employment must be used for legitimate business purposes only.
None

The CCO has concluded that providing portfolio information to these rating or ranking organizations does not pose a significant risk to the Funds or their shareholders.

•
These policies relating to disclosure of the Funds’ Portfolio Securities do not prohibit: (i) disclosure of information to the Adviser or other Fund service providers, including but not limited to the Funds’ administrator, distributor, custodian, legal counsel, accountants, proxy service, financial printer/typesetter and proxy voting service, or to brokers and dealers in connection with the Funds’ purchase and sale of Portfolio Securities; and (ii) disclosure of holdings of or transactions in Portfolio Securities by a Fund that is made on the same basis to all shareholders of the Fund.

•
The CCO may approve other arrangements, not described herein, under which information relating to Portfolio Securities held by a Fund, or purchased or sold by a Fund (other than information contained in Official Reports), is disclosed to any shareholder or other person.  The CCO shall approve such an arrangement only if she concludes (based on a consideration of the information to be disclosed, the timing of the disclosure, the intended use of the information and other relevant factors) that the arrangement is reasonably

40

necessary to aid in conducting the ongoing business of the Funds and is unlikely to affect adversely the Funds or any shareholder of the Funds and is in the best interests of shareholders and subject to a confidentiality agreement and prohibition of trading based upon material non-public information.

•
Neither the Adviser nor the Trust (or any affiliated person, employee, officer, trustee or director of the Adviser or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to Portfolio Securities held, purchased or sold by the Funds.

•
The CCO shall inform the Board of Trustees of any arrangements that are approved by the CCO pursuant to these policies, and the rationale supporting such approval, at the next regular quarterly meeting of the Board of Trustees following such approval.  At least annually, the CCO shall provide the Board of Trustees with a report as to compliance with these policies.

Principal Holders of Fund Shares.   As of July 1, 2010, Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California 94104, owned of record 74.2% of the outstanding shares of the Equity Fund, 78.7% of the outstanding shares of the Mid-Cap Fund and 46.7% of the outstanding shares of the Alabama Tax Free Fund.  As a result, Charles Schwab & Co., Inc. may be deemed to control each Fund.

As of July 1, 2010, Saltco, P.O. Box 469, Brewton, Alabama 36427, owned of record 5.6% of the outstanding shares of the Mid-Cap Fund and 11.2% of the outstanding shares of the Alabama Tax Free Fund.

CALCULATION OF PERFORMANCE DATA

Each Fund may, from time to time, advertise certain total return information.  The average annual total returns of each Fund are computed by finding the average compounded rates of return over the 1-, 5-, and 10-year periods (or for the period of a Fund’s operations) that would equate the initial amount invested to the ending redeemable value (after adjusting for the reinvestment of any income dividends and capital gain distributions).  In particular, the average annual total returns of a Fund (“T”) are computed by using the redeemable value at the end of a specified period of time (“ERV”) of a hypothetical initial investment of $1,000 (“P”) over a period of time (“n”) according to the formula P (l+T)n = ERV.

Average annual total returns may also be calculated (i) after taxes on distributions and (ii) after taxes on distributions and redemption of Fund shares at the end of the period.  The calculations assume deduction of all taxes due on such Fund distributions.  The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the computation and, in the case of returns after taxes on distributions and redemption of Fund shares, includes the deduction of capital gains taxes resulting from the redemption or, if appropriate, an adjustment to take into account the tax benefit from any capital losses that may have resulted from the redemption.  After-tax returns are calculated using the highest applicable individual federal marginal tax rate in effect on the reinvestment date of a distribution.  The tax rates used correspond to the tax character of each component of the distributions (that is, the ordinary

41

income tax rate for ordinary income distributions and the long-term capital gains rate for capital gains distributions).  The tax rates may vary over the course of the measurement period.  State and local tax liabilities are disregarded, as are the effect of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum income tax.  Actual after-tax returns will depend on an investor’s tax situation and may differ from those shown.  The after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Funds’ past performance, before and after taxes, is not necessarily an indication of how the Funds will perform in the future.

The table below shows each Fund’s average annual total returns for periods ended March 31, 2010:

Equity Fund		Mid-Cap Fund		Alabama Tax Free Fund

One Year	54.71%	One Year	52.73%	One Year	2.88%
Five Years	1.70%	Five Years	5.11%	Five Years	3.30%
Ten Years	-0.73%	Since Inception*	6.58%	Ten Years	3.95%

* Inception date was November 17, 2003.

In addition, each Fund may advertise other total return performance data (“Nonstandardized Return”).  Nonstandardized Return shows as a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation) and it assumes reinvestment of all dividends and capital gain distributions.  Nonstandardized Return may consist of a cumulative percentage of return, actual year-by-year rates or any combination thereof.

From time to time, each Fund may advertise its yield.  A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

Yield = 2[(a-b/cd + 1)6 - 1]

Where:
a = dividends and interest earned during the period
b = expenses accrued for the period (net of reimbursements)
c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d = the maximum offering price per share on the last day of the period

Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that a Fund owns the security.  Generally, interest earned (for the purpose of “a” above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased

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during the month, the purchase price (plus actual accrued interest).  The yields of the Equity Fund, the Mid-Cap Fund, and the Alabama Tax Free Fund for the 30 days ended March 31, 2010 were 0.87%, 0.36% and 1.96%, respectively.

The tax-equivalent yield of the Alabama Tax Free Fund is computed by using the tax-exempt yield figure and dividing by one minus the applicable tax rate.  The Alabama Tax Free Fund’s tax-equivalent yield for the 30 days ended March 31, 2010, based on the highest marginal combined federal and Alabama income tax rate, was 3.17%.

The Funds’ performance may be compared in advertisements, sales literature and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance.  In particular, the Equity Fund and the Mid-Cap Fund may compare their performance to the S&P 500 Index and the S&P MidCap 400 Index, respectively, which are generally considered to be representative of the performance of unmanaged large-cap and mid-cap common stocks that are publicly traded in the United States securities markets.  Comparative performance may also be expressed by reference to rankings or broad groups of mutual funds, as prepared or tracked and published by mutual fund monitoring services, such as Lipper or Morningstar, Inc., or by one or more newspapers, newsletters or financial periodicals.  Performance comparisons may be useful to investors who wish to compare the Funds’ past performance to that of other mutual funds and investment products.  Of course, past performance is not a guarantee of future results.

•
Lipper ranks funds in various fund categories by making comparative calculations using total return.  Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

•	Morningstar, Inc. rates mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for one month.

Investors may use such indices in addition to the Funds’ Prospectus to obtain a more complete view of the Funds’ performance before investing.  Of course, when comparing the Funds’ performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons.  When comparing funds using reporting services or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Funds may quote total returns that are calculated on non-standardized base periods.  The total returns represent the historic change in the value of an investment in the Funds assuming reinvestment of dividends and distributions over a specified period of time.

From time to time the Funds may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation.  The Funds may also disclose from time to time information about their portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as Standard & Poor’s Ratings Group and Moody’s Investors Service, Inc.).  The Funds may also depict the

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historical performance of the securities in which the Funds may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators.  The Funds may also present their performance and other investment characteristics, such as volatility or a temporary defensive posture, in light of the Adviser’s view of current or past market conditions or historical trends.  The Funds may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children’s education, or other future needs.

FINANCIAL STATEMENTS AND REPORTS

The financial statements of the Funds will be audited at least once each year by an independent registered public accounting firm. Shareholders will receive annual audited and semiannual (unaudited) reports when published, and will receive written confirmation of all confirmable transactions in their account.  A copy of the Annual Report will accompany this Statement of Additional Information whenever the Statement of Additional Information is requested by a shareholder or prospective investor.  The financial statements of the Funds as of March 31, 2010, together with the report of the independent registered public accounting firm thereon, are incorporated herein by reference to the Annual Report of the Funds.

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APPENDIX A

WILLIAMSBURG INVESTMENT TRUST

POLICIES AND PROCEDURES FOR VOTING PROXIES

1.         Purpose.  The purpose of this memorandum is to describe the policies and procedures for voting proxies received from issuers whose securities are held by the Trust.  These policies and procedures are to be implemented by the Investment Advisers to the various Funds.

2.         Definitions

(a)          Proxy.  A proxy permits a shareholder to vote without being present at annual or special meetings.  A proxy is the form whereby a person who is eligible to vote on corporate matters transmits written instructions for voting or transfers the right to vote to another person in place of the eligible voter.  Proxies are generally solicited by management, but may be solicited by dissident shareholders opposed to management’s policies or strategies.

(b)          Proxy Manager.  Proxy manager, as used herein, refers to the individual, individuals or committee of individuals appointed by the Investment Advisers to the various Funds as being responsible for supervising and implementing these Policies and Procedures.

3.         Policy for Voting Proxies.

(a)          Fiduciary Considerations.  Proxies are voted solely in the interests of the shareholders of the Trust.  Any conflict of interest must be resolved in the way that will most benefit the shareholders.

(b)          Management Recommendations.  Since the quality and depth of management is a primary factor considered when investing in a company, the recommendation of management on any issue should be given substantial weight.

The vote with respect to most issues presented in proxy statements should be cast in accordance with the position of the company’s management, unless it is determined that supporting management’s position would adversely affect the investment merits of owning the stock.  However, each issue should be considered on its own merits, and the position of the company’s management should not be supported in any situation where it is found not to be in the best interests of the Trust’s shareholders.

4.         Conflicts of Interest.   The Trust recognizes that under certain circumstances the Investment Advisers may have a conflict of interest in voting proxies on behalf of the various Funds.  Such circumstances may include, but are not limited to, situations where the Investment Adviser or one or more of its affiliates, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote.  The Investment Adviser shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Investment Adviser with respect to voting proxies on behalf of the Funds, both as a result of the employee’s personal

45

relationships and due to circumstances that may arise during the conduct of the Investment Adviser’s business, and to bring conflicts of interest of which they become aware to the attention of the proxy manager.  The Investment Adviser shall not vote proxies relating to such issuers on behalf of the Funds until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been determined in the manner described below.  A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser’s decision-making in voting a proxy.  Materiality determinations will be based upon an assessment of the particular facts and circumstances.  If the proxy manager determines that a conflict of interest is not material, the Investment Adviser may vote proxies notwithstanding the existence of a conflict.  If the conflict of interest is determined to be material, either (i) the conflict shall be disclosed to the Audit Committee and the Investment Adviser shall follow the instructions of the Audit Committee or (ii) the Investment Adviser shall vote the issue in question based upon the recommendation of an independent third party under a contractual arrangement approved by the Audit Committee. The proxy manager shall keep a record of all materiality decisions and report them to the Audit Committee on a quarterly basis.

5.         Routine Proposals.  Proxies for routine proposals (such as election of directors, selection of independent public accountants, stock splits and increases in capital stock) should generally be voted in favor of management.

6.         Non-routine Proposals.

(a)          Guidelines on Anti-takeover Issues.  Since anti-takeover proposals generally reduce shareholders’ rights, the vote with respect to these proposals should generally be “against.”  During review of the proposal, if it is concluded that the proposal is beneficial to shareholders, a vote for the proposal should be cast.  This may (but is not required to) be the case for staggered board and fair price amendments.  Other anti-takeover issues include supermajority rules, superstock, poison pills and greenmail.

(b)          Guidelines on Social and Political Issues.  Social and political issues should be reviewed on a case by case basis.  Votes should generally be cast with management on social or political issues, subject to review by the proxy manager appointed by the Investment Adviser who shall be the portfolio manager, securities analyst or other investment professional.

7.         Proxy Manager Approval.  Votes on non-routine matters (including the matters in paragraph 5 and mergers, stock option and other compensation plans) and votes against a management’s recommendations are subject to approval by the proxy manager.

8.         Proxy Voting Procedures.  Proxy voting will be conducted in compliance with the policies and practices described in this memorandum and is subject to the proxy manager’s supervision.  A reasonable effort should be made to obtain proxy material and to vote in a timely fashion.  Records should be maintained regarding the voting of proxies under these Policies and Procedures.

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9.         Report to the Board.  On an annual basis, the proxy manager or his designee will report in writing to the Board of Trustees on the general manner in which proxy proposals relating to anti-takeover, social and political issues were voted, as well as proposals that were voted in opposition to management’s recommendations.

10.         Investment Advisers’ Voting Procedures. The Trust acknowledges that the Investment Advisers to the various Funds have adopted voting policies and procedures for their clients which have been delivered to the Trust.  To the extent that such policies and procedures are consistent with these Policies and Procedures, the Investment Advisers may implement them with respect to voting proxies on behalf of the various Funds.  However, the provisions of paragraph 4 of these Policies and Procedures relating to conflicts of interest shall supercede any comparable provisions of the Investment Advisers’ policies and procedures.

As adopted November 1, 2004

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Leavell Investment Management, Inc.
IA Policies and Procedures Manual

Proxy Voting

Policy

Proxy voting policies and procedures are required by Rule 275.206(4)-6 of The Investment Advisors Act of 1940.  The policy and procedures which follows are effective August 1, 2003 and supersede all previous policies.

General Policy

This policy is designed to guide Leavell Investment Management, Inc., (LIM) in its fiduciary responsibility to vote proxies, where directed by the client, in a manner which best serves the ownership interest of the shareholder.  In doing so, LIM believes that its focus should be primarily concerned with maximizing the value of client portfolios relative to appropriate risk controls and to the agreed upon objectives for the accounts.  LIM normally votes in support of company management, but it votes against proposals which it believes to impact negatively the value of its clients’ ownership of the company’s stock.  Further, it is LIM’s policy to vote against proposals which appear overly complex or which are presented in such a manner that the shareholder’s best interest is not readily attainable.

Background

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 275.206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser’s proxy voting activities when the adviser does have proxy voting authority.

Responsibility

Portfolio managers have the responsibility of determining how proxies will be voted.  Thomas W. Leavell is the firm’s designated Proxy Manager and will make specific assignments of certain companies to a portfolio manager to review and vote that company’s proxies.  In an instance where the vote of an item does not clearly conform to the perceived best interest of the shareholder, the specified portfolio manager is responsible for consulting with other portfolio managers to arrive at a consensus as to how the proxy will be voted.  Ultimate responsibility for the vote resides with the appointed portfolio manager.

Procedure

Proxy Voting Policy Regarding:

Routine Proposals:

Routine proposals are generally those which do not change the structure, bylaws, or operations of the company.  These proposals are generally voted “for” with management.  Examples of such items include:

•	Approval of Auditors
•	Changes of Date and Place of Annual Meeting
•	Election of Directors
•	Changes in Company Name
•	Indemnification Provision for Directors
•	Stock Splits
•	Share Repurchases

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Non-Routine Proposals

Issues in this category are potentially more likely to affect the value of a shareholder’s investment.  Each item in this category is reviewed on a case-by-case basis.  Again, the fiduciary responsibility to vote the proxy “for” or “against” is governed by the attempt to best serve the ownership interest of the client.

•	Mergers and Acquisitions
•	Issuance of Securities to Meet Ongoing Corporate Capital Needs
•	Restructuring
•	Re-incorporation
•	Increase in number of Directors
•	Stock Option Plans
•	Management Compensation
•	“Golden Parachutes”
•	Board Structure (Inside vs. Outside Directors)
•	Cumulative Voting
•	“Poison Pills”
•	Director Stock Ownership Requirements
•	Incentive Plans
•	Tender Offers
•	Debt Restructuring
•	Director Tenure
•	Stock Option Repricing
•	Stock Option Expensing
•	Retirement Plans
•	Social Issues

Conflicts of Interest

LIM occasionally may be subject to conflicts of interest in the voting of proxies due to business or personal relationships which it maintains with persons and/or companies having an interest in the outcome of certain votes.

If any employee of LIM at any time becomes aware of any potential or actual conflict of interest relating to a particular proxy proposal, he/she shall promptly report such conflict to the Proxy Manager or to the Compliance Officer.  Conflicts of interest will be handled in various ways depending on the type and materiality.  For example:

1.	Potential conflicts which fall into the “Routine Proposal” category will usually be voted “for” management’s position.

2.
In the “Non-Routine Proposal” category the potential conflict will be evaluated on a case-by-case basis.  If it is the consensus of at least two reviewers that there is not a conflict, then in such event the proxy will be voted in accordance with normal voting procedures.  If, however, it is determined that a conflict exists, then in such event the matter will be submitted to the client, and the proxy will be voted pursuant to the direction of the client.

Proxy Voting Records

According to guidelines provided in Rule 275.206(4)-6 of the Investment Advisors Act of 1940:

1.	Proxy voting records will be maintained electronically by LIM for five years subsequent to the activity.
2.
Proxy records may be obtained by any client of LIM by requesting them in writing from the Compliance Officer at P.O. Box 1307, Mobile, Alabama 36633.  Requests also may be processed through the e-mail address: tleavell@leavellinvestments.com.

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THE GOVERNMENT STREET FUNDS No-Load Mutual Funds Annual Report March 31, 2010

The Government Street Equity Fund The Government Street Mid-Cap Fund The Alabama Tax Free Bond Fund

LETTER FROM THE PRESIDENT	May 13, 2010

Dear Fellow Shareholders:

We are enclosing for your review the Annual Report for The Government Street Funds for the year ended March 31, 2010.

The Government Street Equity Fund

The Government Street Equity Fund had a positive 54.71% total return for the fiscal year ended March 31, 2010. By comparison, the S&P 500 Index and the Morningstar Large Blend Equity category were up 49.77% and 50.08%, respectively. In direct contrast to the previous year, the returns were products of an equity market that was positive across all capitalizations and economic sectors. “A rising tide was lifting all ships.”

The current Administration and the Congress have ratified tremendous economic stimulus plans to activate the economy. The amounts of absolute debt incurred in the process are unprecedented. It is certain that these actions have given a reprieve to financial institutions on the brink of fiscal disaster. The result appears to have set the nation’s economy on a slow and arduous recovery. At this point the stock market, as reflected in the explosive positive return, seems to have bought into the prospect of recovery. There is little doubt that such activities will be manifested in a myriad of reactions and counter-reactions that will directly impact investment returns in the future.

Our thoughts for the future of The Government Street Equity Fund focus more on risk control than return production at this point. However, we expect to achieve capital market returns that are competitive. By managing the risk (variability) of current returns, greater compounded results will be realized. Diversification is our primary tool to accomplish this goal. You will find your investment broadly spread across all capitalization ranges, into growth and value classifications, into international and emerging market economies, into real estate investment trust and commodity related securities. This is accomplished using individual corporate securities, exchange-traded funds, master limited partnerships, writing covered call options and using short term bond substitutes for money market funds.

The top 10 holdings in The Government Street Equity Fund as of March 31, 2010 are:

Vanguard Mid-Cap ETF	4.5%
Vanguard Emerging Market ETF	3.7%
US Bank Commercial Paper	2.6%
Philip Morris International, Inc.	2.5%
General Dynamics Corporation	2.3%
Hewlett-Packard Company	2.1%
United Technologies Corporation	2.0%
PowerShares QQQ	2.0%
Chevron Corporation	2.0%
Market Vectors Coal ETF	2.0%

Exchange-traded funds (“ETFs”) have taken a prominent role in the portfolio’s investment holdings, as evidenced by 4 of the top 10 holdings. Each ETF represents a composite holding of an extensive number of securities that have some common characteristic.

The Vanguard Mid-Cap ETF represents an investment in over 450 individual securities that meet Vanguard’s definition of mid-capitalization corporate equities. The inclusion of this one security in the portfolio insures representation in a broad diversified holding that would be impossible to achieve individually in a fund the size of The Government Street Equity Fund. The ability to achieve diversification utilizing ETF’s has allowed your manager an opportunity for risk control that would be otherwise unattainable.

A second example of your Fund’s ETF holdings is the Market Vectors Coal ETF. As an investment idea, the prospect of including coal as a part of the energy component in the portfolio is highly desirable in our view. The current dollar commitment would probably allow one or at most two individual securities. This Coal ETF has approximately 40 companies behind it. They range from coal equipment (Joy Global), to mining companies (Consolidated Energy) to direct ownership (Arch Coal). This ETF invests in both domestic and international holdings. The investment achieves a broad diversification into what we consider a highly desirable economic sector for your portfolio. The Schedule of Investments shows that your Fund currently holds approximately 17.3% of its net assets in ETFs.

There were significant individual performances for the entire fiscal year. The 5 highest returns as measured by the internal rate of return for the entire period were:

Manitowoc Company, Inc. (The)	+359.22%
Colonial Properties Trust - REIT	+287.97%
Dow Chemical Company (The)	+246.52%
Bank of America Corporation	+207.58%
Aflac, Inc.	+188.97%

The 5 lowest significant individual performances for the entire fiscal year as measured by internal rate of return for the entire period were:

Genzyme Corporation	-10.69%
Quanta Services, Inc.	-9.84%
Gilead Sciences, Inc.	-1.84%
FirstEnergy Corporation	7.00%
Exxon Mobil Corporation	7.61%

The best economic sector performance for the fiscal year was in the Financials area’s growth segment at +208.23%. The holdings in this sector at fiscal year end were Bank of America and Brookfield Management, Ltd. Second place went to the Materials growth sector with a return of +161.96%. Components of this sector at fiscal year end were Alcoa, Dow Chemical and Freeport McMoran Gold and Copper.

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Note: The investment performances listed for economic sectors and securities in the two preceding paragraphs are extracted from an in-house independent internal rate of return computation by the Advent Axys portfolio accounting system. The calculations are gross investment returns. Total investment returns are for the fiscal year ended March 31, 2010.

We believe that continued upward movement of markets and economies worldwide are highly dependent on governments getting their financial balance sheets in order. There has been unparalleled deficit spending around the world. Those economies not directly participating in the credit shortfalls will be indirectly impacted by lower import/export activities brought on by a significant debt imposed slowdown. This will occur domestically and internationally as economies have become more highly correlated in their economic cycles.

In response to this perceived scenario, risk management takes precedent over return pursuits in the near term. Your Fund remains essentially fully invested to capture returns, but highly diversified to mitigate the risks associated with that position.

As of March 31, 2010, the Fund’s net assets were $57,766,328, up from $37,656,373 at the beginning of the fiscal year; net asset value per share was $40.89; the ratio of expenses to net average assets was .90%. Portfolio turnover rate was 30%. Income dividends of $.4010 per share were distributed to shareholders during the year.

The Government Street Mid-Cap Fund

The Government Street Mid-Cap Fund completed its sixth year on March 31, 2010. The Fund produced a one year return of 52.73% as compared to a return of 64.07% for its benchmark, the S&P MidCap 400 Index (the “S&P 400”). Coming off the March 2009 lows in the markets, mid-cap stocks outperformed both large-cap and small-cap stocks for the year ended March 31, 2010. The top performing sectors in the S&P 400 were Energy and Materials. The Government Street Mid-Cap Fund’s underperformance relative to the benchmark was primarily attributable to a significant cash position and an underweighting of Consumer Discretionary stocks. In March of 2009, the Fund had a cash balance in excess of 10%. While this helped during the market correction, it hurt as stocks took off in 2009. The cash was invested throughout the course of the year but it was a drag on performance. The Fund’s allocation to Consumer Discretionary stocks in March of 2009 was well below the allocation in the S&P 400. The discrepancy narrowed throughout 2009, but since Consumer Discretionary was the third best performing sector in the S&P 400 during the year ended March 31, 2010, The Government Street Mid-Cap Fund’s underweighting hurt relative performance. Some of the biggest contributors to the Fund’s performance over the past year were Pioneer Natural Resources (+243%), Cree, Inc. (+198%) and Cognizant Technology Solutions (+145%).

The longer term performance of the Fund relative to the S&P 400 has been good, with the Fund having a three-year annualized return of 0.56% as compared to -0.83% for the S&P 400. The five-year annualized return for the Government Street Mid-Cap Fund was 5.11% versus 5.17% for the S&P 400. Large-cap stocks as measured by the S&P 500 Index returned -4.17% for the past three years and 1.92% over the past five years.

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Value stocks regained the performance edge in 2009 after several years of underperformance. Over three and five years, growth stocks still hold the lead over value stocks, but over the past twelve months and the previous ten years, value stocks have a better track record than growth stocks. Looking at performance as it relates to market capitalization, mid-cap stocks hold a commanding lead over large-cap stocks for one, three, five and ten years. Over the ten year period ended March 31, 2010, mid-cap stocks returned an annualized 6.01%, while small-cap stocks earned 3.68% and large-cap stocks generated -0.65%. This lends support to our belief that mid-cap stocks are in the enviable position of being more stable than small-cap stocks while offering higher growth potential than large-cap stocks. We expect that mid-cap stocks will continue to provide excellent long-term performance.

Coming out of the most challenging economic period since the Great Depression, stocks have performed exceptionally well as companies have benefited from major cost cutting initiatives that were implemented as the result of the economic contraction. As demand slowly returns, company earnings have been comparatively strong as businesses have been slow to increase costs. As a result, unemployment stands near 10% even though there has been marginal improvement in initial jobless claims. Unemployment tends to lag economic activity as employers do not want to rehire coming out of a contraction until absolutely necessary. Globally, the current focus is on Europe and the sovereign debt issues in Greece. International markets have lagged domestic markets due to fears that the debt issues in Greece may spread to other nations, namely Portugal, Italy and Spain. The current solution, in the form of a bailout, looks to transfer the debt to the other nations in the European Union. This does not erase the debt but does provide more time to pay it off. Debt is still a considerable concern for many nations around the world, including the U.S. While investors currently are content to finance this debt at low rates, it remains to be seen what investor appetite will be going forward and what that will mean for future rates and inflation.

As of March 31, 2010, the net assets of The Government Street Mid-Cap Fund were $32,197,972 and the net asset value per share was $12.87. The turnover rate for the previous twelve months was 10% and the total number of holdings was 177 as of March 31, 2010. The net expense ratio for the Fund is 1.13%.

The Alabama Tax Free Bond Fund

Fixed income markets generally returned to sound footing during the past twelve months as investors gained confidence that the worst of the credit crisis had passed. Investors left the safe haven of United States Treasury securities behind and poured enormous amounts of cash into riskier bonds in search of higher returns. In fact, the Treasury market was the only class of fixed income securities to post negative returns for the year. The Federal Reserve has continued to maintain the Federal Funds target range at a record low level of 0% to .25% and the yield curve steepened as the year progressed in expectation of higher rates ahead.

Although the financial condition of many states and municipalities attracted the scrutiny of investors in the market, municipal bonds provided positive returns over the past twelve months. The supply of bonds issued in the market was

4

influenced by the implementation of the Build America Bond (“BAB”) program in 2009. This program allows municipalities to issue taxable bonds for qualified projects and receive a subsidy from the federal government of 35% of their interest cost. The program has been successfully received to the extent that about 30% of the new municipal bond issuance has been in the form of BAB securities. The BAB program is scheduled to expire at the end of 2010 but the expectation is that it will likely be extended with a reduction in the amount of the federal subsidy. Regardless, the taxability of the income from these bonds makes them unsuitable investments for the Fund.

With the steepening of the yield curve, the duration of The Alabama Tax Free Bond Fund was extended slightly over the twelve months ended March 31, 2010, though it remains at the lower end of the targeted range. In anticipation of higher rates, the Fund maintains a generally defensive posture with a laddered portfolio of short and intermediate-term high quality Alabama municipal bonds. For the year ended March 31, 2010, the Fund had a total return of 2.88% as compared to the return of 3.68% for the Barclays Capital 3-Year Municipal Bond Index, 6.49% for the Barclays Capital 7-Year Municipal Bond Index and 8.58% for the Lipper Intermediate Municipal Fund Index. It should be noted that The Alabama Tax Free Bond Fund has a shorter average maturity than the Lipper Intermediate Municipal Fund Index and the Barclays Capital 7-Year Municipal Bond Index and consistently maintains a portfolio of higher rated securities, on average, than the holdings comprising the comparable indices. Additionally, while the Fund holds securities with maturities ranging from less than one year to more than ten years, the Barclays Capital 3-Year Municipal Bond Index holds only securities with maturities of approximately three years and the Barclays Capital 7-Year Municipal Bond Index only holds securities with maturities between six and eight years. Also, the Barclays indices include zero coupon bonds as well as bonds that are subject to the alternative minimum tax. The Fund holds neither of these types of securities.

As of March 31, 2010, 95.8% of the value of the Fund’s portfolio securities were rated A or better and the weighted average maturity of the portfolio was 4.1 years, up slightly from 4.0 years from a year ago. The net assets of the Fund as of March 31, 2010 were $29,716,266 and the net asset value was $10.53. The ratio of net investment income to average net assets during the fiscal year was 2.85%.

Thank you for your continued confidence in The Government Street Funds. Please call us if we can be of further service to you.

Very truly yours,

Thomas W. Leavell
President
Leavell Investment Management, Inc.
The Government Street Funds

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Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown.

This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless it is accompanied by a current prospectus.

This report reflects our views, opinions and portfolio holdings as of March 31, 2010, the end of the reporting period. These views are subject to change at any time based upon market or other conditions. For more current information throughout the year please visit www.leavellinvestments.com.

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THE GOVERNMENT STREET EQUITY FUND PERFORMANCE INFORMATION (Unaudited)

	Average Annual Total Returns(a) (for periods ended March 31, 2010)
	1 Year	5 Years	10 Years
The Government Street Equity Fund	54.71%	1.70%	-0.73%
Standard & Poor’s 500 Index	49.77%	1.92%	-0.65%

(a)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

7

THE GOVERNMENT STREET MID-CAP FUND PERFORMANCE INFORMATION (Unaudited)

	Average Annual Total Returns(a) (for periods ended March 31, 2010)
	1 Year	5 Years	Since Inception*
The Government Street Mid-Cap Fund	52.73%	5.11%	6.58%
Standard & Poor’s MidCap 400 Index	64.07%	5.17%	7.20%

(a)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

*	Initial public offering of shares was November 17, 2003.

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THE ALABAMA TAX FREE BOND FUND PERFORMANCE INFORMATION (Unaudited)

	Average Annual Total Returns(a) (for periods ended March 31, 2010)
	1 Year	5 Years	10 Years
The Alabama Tax Free Bond Fund	2.88%	3.30%	3.95%
Barclays Capital 7-Year Municipal Bond Index	6.49%	5.05%	5.55%
Barclays Capital 3-Year Municipal Bond Index	3.68%	4.25%	4.33%
Lipper Intermediate Municipal Fund Index	8.58%	3.90%	4.58%

(a)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

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THE GOVERNMENT STREET EQUITY FUND PORTFOLIO INFORMATION March 31, 2010 (Unaudited)

Sector Concentration vs. the S&P 500 Index

Top Ten Equity Holdings

Security Description	% of Net Assets
Vanguard Mid-Cap ETF	4.5%
Vanguard Emerging Markets ETF	3.7%
Philip Morris International, Inc.	2.5%
General Dynamics Corporation	2.3%
Hewlett-Packard Company	2.1%
United Technologies Corporation	2.0%
PowerShares QQQ	2.0%
Chevron Corporation	2.0%
Market Vectors Coal ETF	2.0%
Aflac, Inc.	1.9%

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THE GOVERNMENT STREET MID-CAP FUND PORTFOLIO INFORMATION March 31, 2010 (Unaudited)

Sector Concentration vs. the S&P MidCap 400 Index

Top Ten Equity Holdings

Security Description	% of Net Assets
iShares S&P MidCap 400 Index Fund	3.0%
Vanguard Mid-Cap ETF	2.9%
Vanguard Short-Term Bond ETF	1.9%
Cerner Corporation	1.6%
Cree, Inc.	1.4%
Stericycle, Inc.	1.4%
Cognizant Technology Solutions Corporation - Class A	1.3%
Vanguard Emerging Markets ETF	1.2%
FMC Technologies, Inc.	1.2%
Church & Dwight Company, Inc.	1.1%

11

THE ALABAMA TAX FREE BOND FUND PORTFOLIO INFORMATION March 31, 2010 (Unaudited)

Asset Allocation (% of Net Assets)

Distribution by Rating
Rating	% Holdings
AAA	31.1%
AA	54.5%
A	10.2%
Not Rated	4.2%

12

GOVERNMENT STREET EQUITY FUND SCHEDULE OF INVESTMENTS March 31, 2010

COMMON STOCKS — 80.2%	Shares	Value
Consumer Discretionary — 6.0%
Darden Restaurants, Inc.	4,000	$178,160
Home Depot, Inc. (The)	17,500	566,125
Johnson Controls, Inc.	20,000	659,800
McDonald's Corporation	5,500	366,960
NIKE, Inc. - Class B	9,000	661,500
Walt Disney Company (The)	30,000	1,047,300
		3,479,845
Consumer Staples — 7.9%
Altria Group, Inc.	33,000	677,160
Coca-Cola Company (The)	6,000	330,000
Kraft Foods, Inc. - Class A	22,836	690,561
McCormick & Company, Inc.	6,000	230,160
Mead Johnson Nutrition Company	10,000	520,300
Philip Morris International, Inc.	28,000	1,460,480
Procter & Gamble Company (The)	10,000	632,700
		4,541,361
Energy — 9.9%
Apache Corporation	5,089	516,534
BP plc - ADR	7,300	416,611
Chevron Corporation	15,000	1,137,450
ConocoPhillips	18,500	946,645
Ensco International plc - ADR	11,000	492,580
Exxon Mobil Corporation	2,550	170,799
Plains Exploration & Production Company (a)	9,000	269,910
Southwestern Energy Company (a)	3,000	122,160
TransCanada Corporation	10,000	367,600
Transocean Ltd. (a)	8,996	777,074
XTO Energy, Inc.	10,000	471,800
		5,689,163
Financials — 8.7%
Aegon N.V. - ARS (a)	27,900	189,999
Aflac, Inc. (b)	20,600	1,118,374
American Capital Ltd. (a)	2,990	15,189
Bank of America Corporation	40,000	714,000
Brookfield Asset Management, Inc.	14,000	355,880
Charles Schwab Corporation (The)	15,000	280,350
Colonial Properties Trust	60,000	772,800
Hartford Financial Services Group, Inc.	20,000	568,400
U.S. Bancorp	39,300	1,017,084
		5,032,076
Health Care — 11.6%
Abbott Laboratories	3,000	158,040
Becton, Dickinson and Company	3,290	259,022
Cardinal Health, Inc.	12,000	432,360
CareFusion Corporation (a)	6,000	158,580
Cerner Corporation (a)	7,500	637,950
Computer Programs & Systems, Inc.	9,100	355,628

13

GOVERNMENT STREET EQUITY FUND SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 80.2% (Continued)	Shares	Value
Health Care — 11.6% (Continued)
Covance, Inc. (a)	8,000	$491,120
Covidien plc	5,000	251,400
Elan Corporation plc - ADR (a)	20,000	151,600
Fresenius Medical Care AG & Company - ADR	5,000	280,800
Genzyme Corporation (a)	9,500	492,385
Gilead Sciences, Inc. (a)	7,000	318,360
Johnson & Johnson	5,000	326,000
Techne Corporation	10,000	636,900
Teva Pharmaceutical Industries Ltd. - ADR	8,000	504,640
UnitedHealth Group, Inc. (a)	10,000	326,700
Waters Corporation (a)	14,000	945,560
		6,727,045
Industrials — 11.6%
C.H. Robinson Worldwide, Inc.	3,000	167,550
Caterpillar, Inc.	16,000	1,005,600
Emerson Electric Company	20,000	1,006,800
General Dynamics Corporation	17,000	1,312,400
Ingersoll-Rand plc	13,500	470,745
Manitowoc Company, Inc. (The)	13,000	169,000
Norfolk Southern Corporation	10,000	558,900
Quanta Services, Inc. (a)	20,000	383,200
Stericycle, Inc. (a)	8,000	436,000
United Technologies Corporation (b)	16,000	1,177,760
		6,687,955
Information Technology — 16.1%
Accenture plc - Class A	9,500	398,525
Adobe Systems, Inc. (a)	25,000	884,250
ADTRAN, Inc.	8,000	210,800
Apple, Inc. (a)	4,000	939,720
Automatic Data Processing, Inc.	20,000	889,400
Broadridge Financial Solutions, Inc.	5,000	106,900
Cisco Systems, Inc. (a)	23,450	610,403
Corning, Inc.	28,000	565,880
eBay, Inc. (a)	2,000	53,900
Google, Inc. - Class A (a)	400	226,804
Hewlett-Packard Company (b)	22,300	1,185,245
International Business Machines Corporation	8,000	1,026,000
Lam Research Corporation (a)	3,000	111,960
MasterCard, Inc. - Class A	3,000	762,000
NetApp, Inc. (a)	13,000	423,280
Oracle Corporation	10,000	256,900
Texas Instruments, Inc.	10,000	244,700
Tyco Electronics Ltd.	7,000	192,360
Varian Semiconductor Equipment Associates, Inc. (a)	3,000	99,360
Western Digital Corporation (a)	3,000	116,970
		9,305,357

14

GOVERNMENT STREET EQUITY FUND SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 80.2% (Continued)	Shares	Value
Materials — 3.6%
Dow Chemical Company (The)	17,000	$502,690
Freeport-McMoRan Copper & Gold, Inc.	4,966	414,860
Nucor Corporation	11,000	499,180
Praxair, Inc.	8,000	664,000
		2,080,730
Telecommunication Services — 1.0%
América Móvil S.A.B. de C.V. - Series L - ADR	12,000	604,080

Utilities — 3.8%
Duke Energy Corporation	65,980	1,076,793
FirstEnergy Corporation	20,000	781,800
Wisconsin Energy Corporation	7,000	345,870
		2,204,463

Total Common Stocks (Cost $29,893,075)		$46,352,075

EXCHANGE-TRADED FUNDS — 17.3%	Shares	Value
iShares COMEX Gold Trust (a)	2,000	$218,060
iShares MSCI BRIC Index Fund	18,000	834,840
Market Vectors Agribusiness ETF	21,000	948,990
Market Vectors Coal ETF	30,000	1,131,300
Market Vectors Gold Miners ETF	5,000	222,050
Market Vectors Steel ETF	11,000	751,850
PowerShares QQQ	24,000	1,156,320
Vanguard Emerging Markets ETF	50,000	2,109,000
Vanguard Mid-Cap ETF	40,000	2,606,400
Total Exchange-Traded Funds (Cost $7,787,920)		$9,978,810

COMMERCIAL PAPER — 2.6%	Par Value	Value
U.S. Bank, N.A., discount, 0.05%, due 04/01/2010 (Cost $1,489,000)	$1,489,000	$1,489,000

15

GOVERNMENT STREET EQUITY FUND SCHEDULE OF INVESTMENTS (Continued)

MONEY MARKET FUNDS — 0.0%	Shares	Value
AIM STIT - STIC Prime Portfolio - Institutional Class, 0.11% (c) (Cost $694)	694	$694

Total Investments at Value — 100.1% (Cost $39,170,689)		$57,820,579

Liabilities in Excess of Other Assets — (0.1%)		(54,251)

Net Assets — 100.0%		$57,766,328

ADR - American Depositary Receipt

ARS - American Registered Shares.

(a)	Non-income producing security.

(b)	Security covers a written call option.

(c)	Variable rate security. The rate shown is the 7-day effective yield as of March 31, 2010.

See accompanying notes to financial statements.

GOVERNMENT STREET EQUITY FUND SCHEDULE OF OPEN OPTION CONTRACTS March 31, 2010

COVERED CALL OPTIONS	Option Contracts	Value of Options	Premiums Received
Aflac, Inc.,
05/22/2010 at $55	56	$8,400	$4,979
Hewlett Packard Company,
05/22/2010 at $55	50	4,000	3,900
United Technologies Corporation,
05/22/2010 at $75	60	9,480	3,599
		$21,880	$12,478

See accompanying notes to financial statements.

16

THE GOVERNMENT STREET MID-CAP FUND SCHEDULE OF INVESTMENTS March 31, 2010

COMMON STOCKS — 89.6%	Shares	Value
Consumer Discretionary — 13.0%
Barnes & Noble, Inc.	3,500	$75,670
BorgWarner, Inc.	2,100	80,178
Buffalo Wild Wings, Inc. (a)	2,400	115,464
Chico's FAS, Inc.	6,400	92,288
Coach, Inc.	5,200	205,504
Darden Restaurants, Inc.	1,675	74,604
DeVry, Inc.	1,400	91,280
Dollar Tree, Inc. (a)	1,400	82,908
DreamWorks Animation SKG, Inc. - Class A (a)	4,300	169,377
Family Dollar Stores, Inc.	2,800	102,508
Gildan Activewear, Inc. - Class A (a)	6,600	173,514
Guess?, Inc.	4,700	220,806
Hasbro, Inc.	2,525	96,657
Interactive Data Corporation	3,000	96,000
ITT Educational Services, Inc. (a)	905	101,794
Jarden Corporation	5,050	168,115
John Wiley & Sons, Inc. - Class A	1,800	77,904
Liberty Global, Inc. - Class A (a)	3,150	91,854
Netflix, Inc. (a)	1,425	105,080
Nordstrom, Inc.	3,300	134,805
O'Reilly Automotive, Inc. (a)	5,050	210,635
Panera Bread Company - Class A (a)	1,100	84,139
PetSmart, Inc.	3,500	111,860
Phillips-Van Heusen Corporation	3,400	195,024
priceline.com, Inc. (a)	950	242,250
Ross Stores, Inc.	3,000	160,410
Service Corporation International	9,000	82,620
Tiffany & Company	3,175	150,781
True Religion Apparel, Inc. (a)	7,250	220,110
Urban Outfitters, Inc. (a)	4,400	167,332
Vail Resorts, Inc. (a)	2,700	108,243
VF Corporation	1,175	94,176
		4,183,890
Consumer Staples — 3.7%
Church & Dwight Company, Inc.	5,400	361,530
Hormel Foods Corporation	6,000	252,060
J.M. Smucker Company (The)	4,700	283,222
Mead Johnson Nutrition Company	1,000	52,030
NBTY, Inc. (a)	3,000	143,940
Universal Corporation	1,740	91,680
		1,184,462
Energy — 7.2%
Cameron International Corporation (a)	6,610	283,305
FMC Technologies, Inc. (a)	5,780	373,561
Murphy Oil Corporation	3,740	210,150
Newfield Exploration Company (a)	2,800	145,740
Noble Corporation (a)	5,360	224,155

17

THE GOVERNMENT STREET MID-CAP FUND SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 89.6% (Continued)	Shares	Value
Energy — 7.2% (Continued)
Overseas Shipholding Group, Inc.	3,600	$141,228
Patriot Coal Corporation (a)	960	19,642
Peabody Energy Corporation	4,800	219,360
Pioneer Natural Resources Company	4,380	246,682
Pride International, Inc. (a)	5,000	150,550
Seahawk Drilling, Inc. (a)	333	6,277
Smith International, Inc.	4,500	192,690
Valero Energy Corporation	4,950	97,515
		2,310,855
Financials — 12.3%
American Financial Group, Inc.	8,400	238,980
Arthur J. Gallagher & Company	6,750	165,712
Associated Banc-Corp	7,300	100,740
Bank of Hawaii Corporation	6,000	269,700
Berkley (W.R.) Corporation	10,050	262,204
Cullen/Frost Bankers, Inc.	5,600	312,480
Eaton Vance Corporation	10,250	343,785
Everest Re Group Ltd.	2,600	210,418
HCC Insurance Holdings, Inc.	9,300	256,680
Jefferies Group, Inc.	10,400	246,168
Legg Mason, Inc.	3,780	108,373
Liberty Property Trust	4,600	156,124
New York Community Bancorp, Inc.	10,270	169,866
Potlatch Corporation	6,941	243,213
Rayonier, Inc.	7,000	318,010
State Street Corporation	4,400	198,616
Synovus Financial Corporation	16,400	53,956
Westamerica Bancorporation	3,300	190,245
Wilmington Trust Corporation	6,650	110,190
		3,955,460
Health Care — 12.5%
Alexion Pharmaceuticals, Inc. (a)	800	43,496
Almost Family, Inc. (a)	1,000	37,690
Bio-Rad Laboratories, Inc. - Class A (a)	2,500	258,800
C.R. Bard, Inc.	1,000	86,620
Cantel Medical Corporation	2,000	39,700
Cephalon, Inc. (a)	2,000	135,560
Cerner Corporation (a)	6,000	510,360
Charles River Laboratories International, Inc. (a)	1,000	39,310
Computer Programs & Systems, Inc.	1,800	70,344
Covance, Inc. (a)	4,000	245,560
Covidien plc	1,500	75,420
Edwards Lifesciences Corporation (a)	2,500	247,200
Ensign Group, Inc. (The)	3,000	51,990
Fresenius Medical Care AG & Company - ADR	4,000	224,640
Gilead Sciences, Inc. (a)	650	29,562
Hanger Orthopedic Group, Inc. (a)	4,000	72,720
HealthSpring, Inc. (a)	2,500	44,000

18

THE GOVERNMENT STREET MID-CAP FUND SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 89.6% (Continued)	Shares	Value
Health Care — 12.5% (Continued)
Henry Schein, Inc. (a)	2,000	$117,800
Illumina, Inc. (a)	1,000	38,900
Intuitive Surgical, Inc. (a)	200	69,626
Life Technologies Corporation (a)	2,891	151,113
Millipore Corporation (a)	2,000	211,200
Mylan, Inc. (a)	5,700	129,447
Myriad Genetics, Inc. (a)	1,000	24,050
Myriad Pharmaceuticals, Inc. (a)	250	1,130
PSS World Medical, Inc. (a)	2,000	47,020
Questcor Pharmaceuticals, Inc. (a)	3,000	24,690
ResMed, Inc. (a)	3,000	190,950
Shire plc - ADR	1,000	65,960
Techne Corporation	4,500	286,605
Teleflex, Inc.	3,000	192,210
Teva Pharmaceutical Industries Ltd. - ADR	2,163	136,442
Waters Corporation (a)	2,000	135,080
		4,035,195
Industrials — 13.5%
Alexander & Baldwin, Inc.	3,000	99,150
AMETEK, Inc.	7,500	310,950
C.H. Robinson Worldwide, Inc.	5,000	279,250
Donaldson Company, Inc.	6,000	270,720
Expeditors International of Washington, Inc.	6,000	221,520
Fastenal Company	7,000	335,930
Goodrich Corporation	3,500	246,820
Graco, Inc.	6,000	192,000
Harsco Corporation	3,000	95,820
Herman Miller, Inc.	5,500	99,330
Jacobs Engineering Group, Inc. (a)	4,475	202,225
John Bean Technologies Corporation	1,248	21,890
Joy Global, Inc.	2,000	113,200
L-3 Communications Holdings, Inc.	3,000	274,890
Manpower, Inc.	4,000	228,480
MSC Industrial Direct Company, Inc. - Class A	5,000	253,300
Snap-on, Inc.	3,300	143,022
SPX Corporation	5,000	331,600
Stericycle, Inc. (a)	8,275	450,987
Trinity Industries, Inc.	5,000	99,800
WESCO International, Inc. (a)	1,850	64,214
		4,335,098
Information Technology — 14.7%
Activision Blizzard, Inc.	16,000	192,960
ADC Telecommunications, Inc. (a)	8,500	62,135
ADTRAN, Inc.	6,000	158,100
Advent Software, Inc. (a)	4,000	179,000
Alliance Data Systems Corporation (a)	5,000	319,950
Arrow Electronics, Inc. (a)	8,000	241,040
Aviat Networks, Inc. (a)	1,490	9,879

19

THE GOVERNMENT STREET MID-CAP FUND SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 89.6% (Continued)	Shares	Value
Information Technology — 14.7% (Continued)
Cognizant Technology Solutions Corporation - Class A (a)	8,000	$407,840
CommScope, Inc. (a)	1,000	28,020
Cree, Inc. (a)	6,500	456,430
DST Systems, Inc.	4,000	165,800
Harris Corporation	6,000	284,940
IAC/InterActiveCorporation (a)	3,000	68,220
Integrated Device Technology, Inc. (a)	10,000	61,300
Jack Henry & Associates, Inc.	9,000	216,540
Lam Research Corporation (a)	6,000	223,920
Linear Technology Corporation	5,000	141,400
Microchip Technology, Inc.	5,000	140,800
National Instruments Corporation	8,000	266,800
NetApp, Inc. (a)	5,000	162,800
Polycom, Inc. (a)	4,000	122,320
Rovi Corporation (a)	6,000	222,780
SanDisk Corporation (a)	5,000	173,150
Sybase, Inc. (a)	4,000	186,480
Xilinx, Inc.	7,000	178,500
Zebra Technologies Corporation - Class A (a)	2,500	74,000
		4,745,104
Materials — 6.7%
Airgas, Inc.	4,000	254,480
Albemarle Corporation	8,000	341,040
Ashland, Inc.	3,000	158,310
Cabot Corporation	4,000	121,600
Clearwater Paper Corporation (a)	1,983	97,663
Eagle Materials, Inc.	2,500	66,350
Martin Marietta Materials, Inc.	2,500	208,875
Scotts Miracle-Gro Company (The) - Class A	4,000	185,400
Sonoco Products Company	9,570	294,660
Steel Dynamics, Inc.	12,000	209,640
Valspar Corporation (The)	7,000	206,360
		2,144,378
Telecommunication Services — 0.1%
Telephone & Data Systems, Inc.	1,000	33,850

Utilities — 5.9%
AGL Resources, Inc.	8,400	324,660
EQT Corporation	7,000	287,000
Great Plains Energy, Inc.	9,050	168,059
MDU Resources Group, Inc.	8,850	190,983
ONEOK, Inc.	5,750	262,487
Pepco Holdings, Inc.	7,900	135,485
SCANA Corporation	7,530	283,053
Vectren Corporation	10,600	262,032
		1,913,759

Total Common Stocks (Cost $22,090,104)		$28,842,051

20

THE GOVERNMENT STREET MID-CAP FUND SCHEDULE OF INVESTMENTS (Continued)

EXCHANGE-TRADED FUNDS — 10.1%	Shares	Value
iShares Dow Jones U.S. Home Construction Index Fund	3,600	$48,780
iShares S&P MidCap 400 Index Fund	12,070	949,909
Vanguard Emerging Markets ETF	9,000	379,620
Vanguard Mid-Cap ETF	14,500	944,820
Vanguard Short-Term Bond ETF	7,750	620,078
WisdomTree Emerging Markets Equity Income Fund	3,000	157,230
WisdomTree International MidCap Dividend Fund	3,000	145,488
Total Exchange-Traded Funds (Cost $2,540,908)		$3,245,925

COMMERCIAL PAPER — 0.3%	Par Value	Value
U.S. Bank, N.A., discount, 0.05%, due 04/01/2010 (Cost $107,000)	$107,000	$107,000

MONEY MARKET FUNDS — 0.0%	Shares	Value
AIM STIT - STIC Prime Portfolio - Institutional Class, 0.11% (b) (Cost $150)	150	$150

Total Investments at Value — 100.0% (Cost $24,738,162)		$32,195,126

Other Assets in Excess of Liabilities — 0.0%		2,846

Net Assets — 100.0%		$32,197,972

ADR - American Depositary Receipt.

(a)	Non-income producing security.

(b)	Variable rate security. The rate shown is the 7-day effective yield as of March 31, 2010.

See accompanying notes to financial statements.

21

THE ALABAMA TAX FREE BOND FUND SCHEDULE OF INVESTMENTS March 31, 2010

ALABAMA FIXED RATE REVENUE AND GENERAL OBLIGATION (GO) BONDS — 95.8%	Par Value	Value
Alabama Drinking Water Financing Auth., Rev.,
4.00%, due 08/15/2014	$250,000	$263,693
5.00%, due 08/15/2018	400,000	424,748
Alabama Special Care Facilities Financing Auth., Birmingham, Rev.,
5.375%, due 11/01/2012, ETM	400,000	401,496
Alabama Special Care Facilities Financing Auth., Mobile, Hospital Rev.,
4.50%, due 11/01/2010, ETM	250,000	250,870
Alabama State Federal Highway Financing Auth., Rev.,
5.00%, due 03/01/2016	300,000	318,219
Alabama State Parks System Improvement Corporation, GO,
5.50%, due 06/01/2010	200,000	201,744
Alabama State Public School & College Auth., Capital Improvements, Rev.,
5.00%, due 12/01/2011	350,000	374,287
Alabama State Public School & College Auth., Capital Improvements, Series A, Rev.,
4.00%, due 02/17/2017	250,000	264,225
Alabama State Public School & College Auth., Rev.,
5.00%, due 05/01/2010	355,000	356,377
5.00%, due 12/01/2017	300,000	337,092
Alabama State, GO,
5.00%, due 06/01/2012	250,000	251,820
5.00%, due 09/01/2015	300,000	308,322
5.00%, due 09/01/2016	300,000	308,322
5.00%, due 09/01/2017	300,000	329,901
Alabama Water Pollution Control Auth., Rev.,
5.00%, due 08/15/2010	500,000	504,635
5.375%, due 08/15/2014	225,000	239,031
Anniston, AL, Waterworks & Sewer Board, Rev.,
4.00%, due 06/01/2015	400,000	400,992
Athens, AL, Electric Rev., Warrants,
3.00%, due 06/01/2011	500,000	511,415
Auburn University, AL, General Fee Rev.,
4.45%, due 06/01/2011, Prerefunded 06/01/2010 @ 100	400,000	402,764
5.25%, due 06/01/2015	400,000	430,312
Auburn, AL, GO, Warrants,
5.00%, due 08/01/2012	225,000	245,239
Auburn, AL, Waterworks Board, Rev.,
5.00%, due 07/01/2015	335,000	354,909
Baldwin Co., AL, Board of Education, Rev., Warrants,
5.00%, due 06/01/2010	300,000	302,175
Baldwin Co., AL, GO, Warrants,
5.00%, due 02/01/2015	200,000	221,156

22

THE ALABAMA TAX FREE BOND FUND SCHEDULE OF INVESTMENTS (Continued)

ALABAMA FIXED RATE REVENUE AND GENERAL OBLIGATION (GO) BONDS — 95.8% (Continued)	Par Value	Value
Baldwin Co., AL, Series A, GO, Warrants,
5.00%, due 02/01/2017	$320,000	$360,739
Calhoun Co., AL, Gas Tax Anticipation, Series A, Rev., Warrants,
4.00%, due 03/01/2016	445,000	470,414
Calhoun Co., AL, Gas Tax Anticipation, Series B, Rev., Warrants,
2.00%, due 03/01/2011	365,000	368,435
Chelsea, AL, GO,
4.00%, due 05/01/2015	260,000	277,529
Enterprise, AL, GO, School Warrants,
4.00%, due 02/01/2016	400,000	428,328
Florence, AL, Electric Rev., Warrants,
3.10%, due 06/01/2015	300,000	303,903
Foley, AL, GO, Warrants,
4.00%, due 01/01/2015	315,000	339,989
Foley, AL, Utilities Board, Utilities Rev.,
4.00%, due 11/01/2018	710,000	741,091
4.50%, due 11/01/2019	250,000	261,540
Homewood, AL, GO, Warrants,
5.00%, due 09/01/2014, Prerefunded 09/01/2011 @ 101	500,000	535,715
5.00%, due 09/01/2015	250,000	284,638
Hoover, AL, Special Tax, Warrants,
5.00%, due 02/15/2015	370,000	393,920
Houston Co., AL, Board of Education, GO, Capital Outlay Warrants,
4.00%, due 12/01/2013	545,000	590,497
Houston Co., AL, GO,
4.75%, due 10/15/2016	500,000	535,815
Huntsville, AL, Capital Improvements, Series C, GO, Warrants,
3.25%, due 11/01/2010	100,000	101,728
5.00%, due 11/01/2017	300,000	331,131
Huntsville, AL, Electric Systems, Rev.,
4.00%, due 12/01/2013	300,000	326,352
Huntsville, AL, GO,
5.00%, due 08/01/2011	500,000	529,375
5.125%, due 05/01/2020	300,000	329,091
Jefferson Co., AL, Sewer Rev.,
5.00%, due 02/01/2041, Prerefunded 02/01/2011 @ 101	225,000	233,642
Limestone Co., AL, Board of Education, Rev.,
4.75%, due 11/01/2010	250,000	256,035
Macon Co., AL, GO, Warrants,
4.25%, due 10/01/2027, Prerefunded 10/01/2017 @ 100	200,000	223,728

23

THE ALABAMA TAX FREE BOND FUND SCHEDULE OF INVESTMENTS (Continued)

ALABAMA FIXED RATE REVENUE AND GENERAL OBLIGATION (GO) BONDS — 95.8% (Continued)	Par Value	Value
Madison Co., AL, Board of Education, Capital Outlay Tax Anticipation Warrants,
5.20%, due 03/01/2011	$400,000	$404,432
5.20%, due 03/01/2014	250,000	252,770
Madison Co., AL, Board of Education, Series B, Tax Anticipation Warrants,
3.00%, due 09/01/2017	410,000	401,247
Mobile Co., AL, GO,
5.25%, due 08/01/2015	400,000	449,376
Mobile, AL, GO,
4.50%, due 08/01/2013	100,000	109,806
4.75%, due 02/15/2014	400,000	417,552
5.50%, due 08/15/2015, Prerefunded 08/15/2011 @ 102	500,000	543,245
5.20%, due 08/15/2018, Prerefunded 08/15/2011 @ 102	725,000	784,740
Mobile, AL, Water & Sewer, Rev.,
5.25%, due 01/01/2012	205,000	219,073
5.25%, due 01/01/2014	300,000	316,623
5.25%, due 01/01/2020	400,000	418,292
Montgomery, AL, GO,
5.00%, due 11/01/2015	300,000	310,446
Montgomery, AL, Waterworks & Sanitation, Rev.,
5.25%, due 09/01/2011	350,000	372,407
Mountain Brook, AL, City Board of Education, Capital Outlay Warrants,
4.80%, due 02/15/2011	405,000	406,324
Oxford, AL, Waterworks & Sewer Board, Rev.,
3.00%, due 12/01/2011	415,000	426,437
Prattville, AL, GO, Warrants,
4.00%, due 09/01/2016	450,000	478,323
Prattville, AL, Waterworks Board, Rev.,
3.00%, due 08/01/2017	290,000	285,238
Scottsboro, AL, Waterworks Sewer & Gas Board, Rev.,
4.35%, due 08/01/2011	200,000	200,174
Sheffield, AL, Electric Rev.,
4.00%, due 07/01/2017	600,000	621,180
Smiths, AL, Water & Sewer Auth., Rev.,
4.00%, due 06/01/2013	200,000	211,894
St. Clair Co., AL, GO,
4.00%, due 08/01/2013	145,000	156,810
4.00%, due 08/01/2014	205,000	222,983
Sumter Co., AL, School Rev., Warrants,
4.50%, due 02/01/2031, Prerefunded 02/01/16 @ 100	500,000	564,845
Trussville, AL, Warrants,
4.30%, due 10/01/2010	400,000	408,028

24

THE ALABAMA TAX FREE BOND FUND SCHEDULE OF INVESTMENTS (Continued)

ALABAMA FIXED RATE REVENUE AND GENERAL OBLIGATION (GO) BONDS — 95.8% (Continued)	Par Value	Value
Tuscaloosa, AL, GO, Warrants,
4.25%, due 02/15/2011	$145,000	$149,707
Tuscaloosa, AL, Public Building Auth., Student Housing Rev.,
4.00%, due 07/01/2013	350,000	373,223
University of Alabama, AL, Birmingham, Series A, Hospital Rev.,
5.00%, due 09/01/2011	100,000	104,930
5.00%, due 09/01/2012	180,000	192,393
University of Alabama, AL, General Fee Rev.,
4.10%, due 12/01/2013	240,000	253,939
University of Alabama, AL, Series A, Rev.,
4.00%, due 10/01/2010	375,000	381,982
3.00%, due 07/01/2016	340,000	347,001
5.00%, due 07/01/2017	245,000	280,047
Vestavia Hills, AL, Series A, GO, Warrants,
5.00%, due 02/01/2012	565,000	594,973
3.00%, due 02/01/2018	240,000	237,643
Wetumpka, AL, Waterworks & Sewer, Rev.,
4.00%, due 03/01/2018	320,000	324,262

Total Alabama Fixed Rate Revenue and General Obligation (GO) Bonds (Cost $27,803,146)		$28,449,724

MONEY MARKET FUNDS — 3.4%	Shares	Value
Alpine Municipal Money Market Fund - Class I, 0.18% (a) (Cost $1,019,548)	1,019,548	$1,019,548

Total Investments at Value - 99.2% (Cost $28,822,694)		$29,469,272

Other Assets in Excess of Liabilities — 0.8%		246,994

Net Assets — 100.0%		$29,716,266

ETM - Escrowed to Maturity.

(a) Variable rate security. The rate shown is the 7-day effective yield as of March 31, 2010.

See accompanying notes to financial statements.

25

THE GOVERNMENT STREET FUNDS STATEMENTS OF ASSETS AND LIABILITIES March 31, 2010

	Government Street Equity Fund	Government Street Mid-Cap Fund	Alabama Tax Free Bond Fund
ASSETS
Investments in securities:
At acquisition cost	$39,170,689	$24,738,162	$28,822,694
At value (Note 1)	$57,820,579	$32,195,126	$29,469,272
Dividends and interest receivable	72,342	26,914	280,082
Receivable for capital shares sold	5,000	1,732	—
Other assets	12,393	9,712	8,983
TOTAL ASSETS	57,910,314	32,233,484	29,758,337

LIABILITIES
Bank overdraft	1,235	—	—
Distributions payable	3,537	—	20,861
Written call options, at value (Notes 1 and 4) (premiums received $12,478)	21,880	—	—
Payable for capital shares redeemed	76,373	7,577	4,946
Accrued investment advisory fees (Note 3)	29,109	20,313	7,679
Accrued administration fees (Note 3)	7,200	4,000	3,700
Accrued compliance fees (Note 3)	565	550	550
Other accrued expenses	4,087	3,072	4,335
TOTAL LIABILITIES	143,986	35,512	42,071

NET ASSETS	$57,766,328	$32,197,972	$29,716,266

Net assets consist of:
Paid-in capital	$39,150,276	$25,357,852	$29,087,177
Undistributed net investment income	765	12,399	7,280
Accumulated net realized losses from security transactions	(25,201)	(629,243)	(24,769)
Net unrealized appreciation on investments	18,640,488	7,456,964	646,578

Net assets	$57,766,328	$32,197,972	$29,716,266

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	1,412,880	2,501,834	2,822,226

Net asset value, offering price and redemption price per share (Note 1)	$40.89	$12.87	$10.53

See accompanying notes to financial statements.

26

THE GOVERNMENT STREET FUNDS STATEMENTS OF OPERATIONS Year Ended March 31, 2010

	Government Street Equity Fund	Government Street Mid-Cap Fund	Alabama Tax Free Bond Fund
INVESTMENT INCOME
Interest	$656	$426	$1,035,379
Dividends	1,017,931	449,653	12,719
Foreign withholding taxes on dividends	(3,840)	(1,365)	—
TOTAL INVESTMENT INCOME	1,014,747	448,714	1,048,098

EXPENSES
Investment advisory fees (Note 3)	297,388	208,870	104,705
Administration fees (Note 3)	68,314	48,000	43,842
Professional fees	19,150	16,695	14,950
Trustees’ fees and expenses	14,702	14,702	14,702
Custodian and bank service fees	10,245	8,175	5,876
Compliance fees and expenses (Note 3)	6,769	6,616	6,620
Pricing costs	1,841	3,436	12,705
Account maintenance fees	6,422	6,370	1,567
Insurance expense	5,282	3,223	4,127
Printing of shareholder reports	5,618	2,902	2,825
Postage and supplies	4,220	3,441	3,533
Registration fees	3,606	3,144	3,034
Other expenses	5,134	4,621	4,549
TOTAL EXPENSES	448,691	330,195	223,035
Fees waived by the Adviser (Note 3)	—	(13,860)	(28,581)
NET EXPENSES	448,691	316,335	194,454

NET INVESTMENT INCOME	566,056	132,379	853,644

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains from security transactions	148,167	34,204	51,774
Net realized gains from in-kind redemptions (Note 1)	1,241,775	309,466	—
Net change in unrealized appreciation (depreciation) on:
Investments	18,422,393	10,895,821	(64,236)
Option contracts written	(9,402)	—	—

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	19,802,933	11,239,491	(12,462)

NET INCREASE IN NET ASSETS FROM OPERATIONS	$20,368,989	$11,371,870	$841,182
See accompanying notes to financial statements.

27

THE GOVERNMENT STREET FUNDS STATEMENTS OF CHANGES IN NET ASSETS

	Government Street Equity Fund		Government Street Mid-Cap Fund
	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2010	Year Ended March 31, 2009
FROM OPERATIONS
Net investment income	$566,056	$800,984	$132,379	$130,103
Net realized gains (losses) from security transactions	148,167	(173,368)	34,204	(663,447)
Net realized gains from in-kind redemptions (Note 1)	1,241,775	1,939,512	309,466	446,671
Net change in unrealized appreciation (depreciation) on:
Investments	18,422,393	(28,078,838)	10,895,821	(9,436,552)
Option contracts written	(9,402)	—	—	—
Net increase (decrease) in net assets from operations	20,368,989	(25,511,710)	11,371,870	(9,523,225)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(566,303)	(753,088)	(119,980)	(141,611)
In excess of net investment income	—	—	—	(2,489)
From realized capital gains on security transactions	—	—	—	(7,284)
Decrease in net assets from distributions to shareholders	(566,303)	(753,088)	(119,980)	(151,384)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	5,064,427	2,476,764	1,574,608	1,776,042
Net asset value of shares issued in reinvestment of distributions to shareholders	542,448	719,467	112,182	141,942
Payments for shares redeemed	(5,299,606)	(6,541,942)	(2,262,835)	(2,144,940)
Net increase (decrease) in net assets from capital share transactions	307,269	(3,345,711)	(576,045)	(226,956)

TOTAL INCREASE (DECREASE) IN NET ASSETS	20,109,955	(29,610,509)	10,675,845	(9,901,565)

NET ASSETS
Beginning of year	37,656,373	67,266,882	21,522,127	31,423,692
End of year	$57,766,328	$37,656,373	$32,197,972	$21,522,127

UNDISTRIBUTED NET INVESTMENT INCOME	$765	$1,012	$12,399	$—

CAPITAL SHARE ACTIVITY
Shares sold	135,218	68,142	147,313	174,611
Shares reinvested	14,817	20,123	9,427	15,726
Shares redeemed	(146,410)	(181,776)	(199,510)	(205,129)
Net increase (decrease) in shares outstanding	3,625	(93,511)	(42,770)	(14,792)
Shares outstanding, beginning of year	1,409,255	1,502,766	2,544,604	2,559,396
Shares outstanding, end of year	1,412,880	1,409,255	2,501,834	2,544,604

See accompanying notes to financial statements.

28

THE GOVERNMENT STREET FUNDS STATEMENTS OF CHANGES IN NET ASSETS

	Alabama Tax Free Bond Fund
	Year Ended March 31, 2010	Year Ended March 31, 2009
FROM OPERATIONS
Net investment income	$853,644	$909,831
Net realized gains from security transactions	51,774	5,706
Net change in unrealized appreciation (depreciation) on investments	(64,236)	110,981
Net increase in net assets from operations	841,182	1,026,518

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(850,484)	(906,325)
From realized capital gains on security transactions	(29,128)	(205)
Decrease in net assets from distributions to shareholders	(879,612)	(906,530)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	5,264,512	3,972,100
Net asset value of shares issued in reinvestment of distributions to shareholders	598,837	576,864
Payments for shares redeemed	(4,466,191)	(1,737,811)
Net increase in net assets from capital share transactions	1,397,158	2,811,153

TOTAL INCREASE IN NET ASSETS	1,358,728	2,931,141

NET ASSETS
Beginning of year	28,357,538	25,426,397
End of year	$29,716,266	$28,357,538

UNDISTRIBUTED NET INVESTMENT INCOME	$1,160	$17,525

CAPITAL SHARE ACTIVITY
Shares sold	498,641	378,942
Shares reinvested	56,622	55,131
Shares redeemed	(422,233)	(166,312)
Net increase in shares outstanding	133,030	267,761
Shares outstanding, beginning of year	2,689,196	2,421,435
Shares outstanding, end of year	2,822,226	2,689,196

See accompanying notes to financial statements.

29

THE GOVERNMENT STREET EQUITY FUND FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
	Years Ended March 31,
	2010	2009	2008	2007	2006
Net asset value at beginning of year	$26.72	$44.76	$48.37	$52.42	$47.11

Income (loss) from investment operations:
Net investment income	0.40	0.55	0.57	0.48	0.50
Net realized and unrealized gains (losses) on investments	14.17	(18.07)	(2.12)	2.90	5.31
Total from investment operations	14.57	(17.52)	(1.55)	3.38	5.81

Less distributions:
Dividends from net investment income	(0.40)	(0.52)	(0.57)	(0.48)	(0.50)
Distributions from net realized gains	—	—	(1.31)	(6.95)	—
Return of capital	—	—	(0.18)	—	—
Total distributions	(0.40)	(0.52)	(2.06)	(7.43)	(0.50)

Net asset value at end of year	$40.89	$26.72	$44.76	$48.37	$52.42

Total return (a)	54.71%	(39.43% )	(3.51% )	7.04%	12.39%

Net assets at end of year (000’s)	$57,766	$37,656	$67,267	$87,757	$107,243

Ratio of expenses to average net assets	0.90%	0.91%	0.84%	0.84%	0.78%

Ratio of net investment income to average net assets	1.14%	1.47%	1.12%	0.96%	0.95%

Portfolio turnover rate	30%	35%	12%	15%	17%

(a)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying notes to financial statements.

30

THE GOVERNMENT STREET MID-CAP FUND FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
	Years Ended March 31,
	2010	2009		2008	2007	2006
Net asset value at beginning of year	$8.46	$12.28		$13.13	$13.71	$11.30

Income (loss) from investment operations:
Net investment income	0.05	0.05		0.03	0.04	0.05
Net realized and unrealized gains (losses) on investments	4.41	(3.82)		(0.53)	0.45	2.38
Total from investment operations	4.46	(3.77)		(0.50)	0.49	2.43

Less distributions:
Dividends from net investment income	(0.05)	(0.05)		(0.05)	(0.05)	(0.02)
In excess of net investment income	—	(0.00	)(a)	—	—	—
Distributions from net realized gains	—	(0.00	)(a)	(0.30)	(1.02)	—
Total distributions	(0.05)	(0.05)		(0.35)	(1.07)	(0.02)

Net asset value at end of year	$12.87	$8.46		$12.28	$13.13	$13.71

Total return (b)	52.73%	(30.65%	)	(3.99% )	3.83%	21.51%

Net assets at end of year (000’s)	$32,198	$21,522		$31,424	$33,961	$37,619

Ratio of net expenses to average net assets(c)	1.13%	1.10%		1.10%	1.10%	1.10%

Ratio of net investment income to average net assets	0.47%	0.47%		0.25%	0.26%	0.37%

Portfolio turnover rate	10%	14%		11%	11%	28%

(a)	Amount rounds to less than $0.01 per share.

(b)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)
Absent investment advisory fees voluntarily waived by the Adviser, the ratios of expenses to average net assets would have been 1.18%, 1.23%, 1.12%, 1.12% and 1.11% for the years ended March 31, 2010, 2009, 2008, 2007 and 2006, respectively (Note 3).

See accompanying notes to financial statements.

31

THE ALABAMA TAX FREE BOND FUND FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
	Years Ended March 31,
	2010		2009		2008	2007	2006
Net asset value at beginning of year	$10.54		$10.50		$10.39	$10.40	$10.55

Income (loss) from investment operations:
Net investment income	0.28		0.35		0.36	0.36	0.34
Net realized and unrealized gains (losses) on investments	(0.00	)(a)	0.04		0.12	(0.01)	(0.15)
Total from investment operations	0.28		0.39		0.48	0.35	0.19

Less distributions:
Dividends from net investment income	(0.28)		(0.35)		(0.36)	(0.36)	(0.34)
Distributions from net realized gains	(0.01)		(0.00	)(a)	(0.01)	—	—
Total distributions	(0.29)		(0.35)		(0.37)	(0.36)	(0.34)

Net asset value at end of year	$10.53		$10.54		$10.50	$10.39	$10.40

Total return (b)	2.88%		3.80%		4.66%	3.38%	1.80%

Net assets at end of year (000’s)	$29,716		$28,358		$25,426	$25,968	$26,182

Ratio of net expenses to average net assets(c)	0.65%		0.65%		0.65%	0.65%	0.65%

Ratio of net investment income to average net assets	2.85%		3.36%		3.46%	3.44%	3.25%

Portfolio turnover rate	32%		8%		6%	15%	5%

(a)	Amount rounds to less than $0.01 per share.

(b)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)
Absent investment advisory fees voluntarily waived by the Adviser, the ratios of expenses to average net assets would have been 0.75%, 0.79%, 0.78%, 0.76% and 0.73% for the years ended March 31, 2010, 2009, 2008, 2007 and 2006, respectively (Note 3).

See accompanying notes to financial statements.

32

THE GOVERNMENT STREET FUNDS NOTES TO FINANCIAL STATEMENTS March 31, 2010

1. Organization and Significant Accounting Policies

The Government Street Equity Fund, The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund (the “Funds”) are each a no-load series of the Williamsburg Investment Trust (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on July 18, 1988. Other series of the Trust are not included in this report.

The Government Street Equity Fund’s investment objective is to seek capital appreciation through the compounding of dividends and of capital gains, both realized and unrealized, by investing primarily in common stocks.

The Government Street Mid-Cap Fund’s investment objective is to seek capital appreciation by investing primarily in common stocks of mid-cap companies.

The Alabama Tax Free Bond Fund’s investment objectives are to provide current income exempt from federal income taxes and from the personal income taxes of Alabama and to preserve capital.

The following is a summary of the Funds’ significant accounting policies:

Securities valuation — The Funds’ portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. It is expected that fixed income securities will ordinarily be traded in the over-the-counter market, and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. Call options written by the Funds are valued at the then current market quotation, using the ask price as of the close of each day on the principal exchanges on which they are traded. Short-term instruments (those with remaining maturities of 60 days or less) may be valued at amortized cost, which approximates market value.

When market quotations are not readily available, securities may be valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities. If a pricing service cannot provide a valuation, securities will be valued in good faith at fair value using procedures established by and under the general supervision of the Board of Trustees. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

33

THE GOVERNMENT STREET FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

Accounting principles generally accepted in the United States (“GAAP”) establish a single authoritative definition of fair value, set out a framework for measuring fair value and require additional disclosures about fair value measurements.

Various inputs are used in determining the value of each of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

• Level 1 – quoted prices in active markets for identical securities

• Level 2 – other significant observable inputs

• Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The following is a summary of the inputs used to value each Fund’s investments as of March 31, 2010 by security type:

The Government Street Equity Fund:	Level 1	Level 2	Level 3	Total
Common Stocks	$46,352,075	$—	$—	$46,352,075
Exchange-Traded Funds	9,978,810	—	—	9,978,810
Commercial Paper	—	1,489,000	—	1,489,000
Money Market Funds	—	694	—	694
Written Call Option Contracts	(21,880)	—	—	(21,880)
Total	$56,309,005	$1,489,694	$—	$57,798,699

The Government Street Mid-Cap Fund:	Level 1	Level 2	Level 3	Total
Common Stocks	$28,842,051	$—	$—	$28,842,051
Exchange-Traded Funds	3,245,925	—	—	3,245,925
Commercial Paper	—	107,000	—	107,000
Money Market Funds	—	150	—	150
Total	$32,087,976	$107,150	$—	$32,195,126

The Alabama Tax Free Bond Fund:	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$28,449,724	$—	$28,449,724
Money Market Funds	—	1,019,548	—	1,019,548
Total	$—	$29,469,272	$—	$29,469,272

Refer to The Government Street Equity Fund’s and The Government Street Mid-Cap Fund’s Schedule of Investments for a listing of the common stocks valued using Level 1 inputs by sector type.

Share valuation — The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund’s assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share.

34

THE GOVERNMENT STREET FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

Investment income — Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed-income securities purchased are amortized using the interest method.

Repurchase agreements — The Funds may enter into repurchase agreements. A repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market value. At the time a Fund enters into a repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, the Funds actively monitor and seek additional collateral, as needed. If the seller defaults, the fair value of the collateral may decline and realization of the collateral by the Funds may be delayed or limited.

Distributions to shareholders — Dividends arising from net investment income are declared and paid quarterly to shareholders of The Government Street Equity Fund; declared and paid annually to shareholders of The Government Street Mid-Cap Fund; and declared daily and paid monthly to shareholders of The Alabama Tax Free Bond Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature.

The tax character of distributions paid during the years ended March 31, 2010 and March 31, 2009 is as follows:

	Years Ended	Ordinary Income	Exempt- Interest Dividends	Long-Term Gains	Total Distributions
The Government Street Equity Fund	03/31/10	$566,303	$—	$—	$566,303
	03/31/09	$753,088	$—	$—	$753,088
The Government Street Mid-Cap Fund	03/31/10	$119,980	$—	$—	$119,980
	03/31/09	$144,299	$—	$7,085	$151,384
The Alabama Tax Free Bond Fund	03/31/10	$27,129	$850,484	$1,999	$879,612
	03/31/09	$—	$906,325	$205	$906,530

Security transactions — Security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis.

Common expenses — Common expenses of the Trust are allocated among the series of the Trust based on relative net assets of each series or the nature of the services performed and the relative applicability to each series.

Options transactions — With the intent of increasing the total returns of the investment portfolios of The Government Street Equity Fund and The Government Street Mid-Cap Fund, the Funds may write covered call options, primarily against highly appreciated, low basis securities to increase income. When the Funds write a

35

THE GOVERNMENT STREET FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

covered call option contract, premiums are received and are recorded as liabilities, and are subsequently valued daily at the closing prices on their primary exchanges. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised increase the proceeds used to calculate the realized gain or loss on the sale of the security. If a closing purchase transaction is used to terminate a Fund’s obligation on a written call option contract, a gain or loss will be realized, depending upon whether the price of the closing purchase transaction is more or less than the premium previously received on the call option written.

Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax — It is each Fund’s policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies, and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of March 31, 2010:

	Government Street Equity Fund	Government Street Mid-Cap Fund	Alabama Tax Free Bond Fund
Cost of portfolio investments and written call options	$39,298,070	$24,738,162	$28,844,561
Gross unrealized appreciation	$20,743,179	$9,040,649	$679,598
Gross unrealized depreciation	(2,242,550)	(1,583,685)	(54,887)
Net unrealized appreciation	18,500,629	7,456,964	624,711
Undistributed ordinary income	4,302	12,399	1,634
Undistributed long-term gains	114,658	—	—
Undistributed tax exempt income	—	—	25,347
Capital loss carryforwards	—	(629,243)	(1,742)
Other temporary differences	(3,537)	—	(20,861)
Total distributable earnings	$18,616,052	$6,840,120	$629,089

36

THE GOVERNMENT STREET FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

The difference between the federal income tax cost of portfolio investments and the financial statement cost for The Government Street Equity Fund and The Alabama Tax Free Bond Fund is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales and/or differing methods in the amortization of market discount and premium on fixed income securities.

During the year ended March 31, 2010, The Government Street Equity Fund utilized capital loss carryforwards of $71,454 to offset current year realized gains.

As of March 31, 2010, The Government Street Mid-Cap Fund had capital loss carryforwards for federal income tax purposes of $629,243, of which $223,256 expires March 31, 2017 and $405,987 expires March 31, 2018. The Alabama Tax Free Bond Fund had a capital loss carryforward for federal income tax purposes of $1,742, which expires March 31, 2018. These capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distribution to shareholders.

During the year ended March 31, 2010, The Government Street Equity Fund and The Government Street Mid-Cap Fund realized $1,241,775 and $309,466, respectively of net capital gains resulting from in-kind redemptions (redemptions in which shareholders who redeemed Fund shares received securities held by the Fund rather than cash). The Funds recognize a gain on in-kind redemptions to the extent that the value of the distributed securities on the date of redemption exceeds the cost of those securities. Such gains are not taxable to the Funds and are not required to be distributed to shareholders. The Funds have reclassified these amounts against paid-in capital. These reclassifications are reflected on the Statements of Assets and Liabilities. Such reclassifications, the result of permanent differences between the financial statement and income tax reporting requirements, had no effect on each Fund’s net assets or net asset value per share.

For the year ended March 31, 2010, The Alabama Tax Free Bond Fund reclassified $13,405 of undistributed net investment income against accumulated net realized losses on the Statements of Assets and Liabilities. Such reclassification, the result of permanent differences between the financial statement and income tax reporting requirements, had no effect on the Fund’s net assets or net asset value per share.

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on Federal income tax returns for all open tax years (tax years ended March 31, 2007 through March 31, 2010) of each Fund and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

37

THE GOVERNMENT STREET FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

2. Investment Transactions

During the year ended March 31, 2010, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments and U.S. government securities, totaled $14,263,271 and $14,288,955, respectively, for The Government Street Equity Fund; $4,385,675 and $2,776,428, respectively, for The Government Street Mid-Cap Fund; and $10,786,176 and $8,863,750, respectively, for The Alabama Tax Free Bond Fund.

3. Transactions with Affiliates

INVESTMENT ADVISORY AGREEMENT
The Funds’ investments are managed by Leavell Investment Management, Inc. (the “Adviser”) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, The Government Street Equity Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of .60% of its average daily net assets up to $100 million and .50% of such assets in excess of $100 million. The Government Street Mid-Cap Fund pays the Adviser a fee at an annual rate of .75% of its average daily net assets. The Alabama Tax Free Bond Fund pays the Adviser a fee at an annual rate of .35% of its average daily net assets up to $100 million and .25% of such assets in excess of $100 million.

During the period from August 1, 2009 through January 20, 2010, the Adviser voluntarily undertook to limit the advisory fees it received from The Government Street Mid-Cap Fund to .65% of the Fund’s average daily net assets. Additionally, during the year ended March 31, 2010, the Adviser voluntarily undertook to limit the total operating expenses of The Alabama Tax Free Bond Fund to .65% of the Fund’s average daily net assets. Accordingly, the Adviser waived $13,860 and $28,581, respectively, of its investment advisory fees from The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund during the year ended March 31, 2010.

Certain officers of the Trust are also officers of the Adviser.

MUTUAL FUND SERVICES AGREEMENT
Under the terms of a Mutual Fund Services Agreement between the Trust and Ultimus Fund Solutions, LLC (“Ultimus”), Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Funds. For these services, Ultimus receives a monthly fee from each Fund at an annual rate of .15% of the Fund’s average daily net assets up to $25 million, .125% of the next $25 million of such assets, and .10% of such assets in excess of $50 million. The minimum monthly fee payable to Ultimus is $4,000 with respect to The Government Street Equity Fund and The Government Street Mid-Cap Fund and $3,500 with respect to The Alabama Tax Free Bond Fund. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing portfolio securities. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the

38

THE GOVERNMENT STREET FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

“Distributor”), the principal underwriter of each Fund’s shares and an affiliate of Ultimus. The Distributor is compensated by the Adviser (not the Funds) for acting as principal underwriter.

COMPLIANCE CONSULTING AGREEMENT
Under the terms of a Compliance Consulting Agreement between the Trust and Ultimus, Ultimus provides an individual to serve as the Trust’s Chief Compliance Officer and to administer the Funds’ compliance policies and procedures. For these services, the Funds pay Ultimus an annual base fee of $18,600 plus an asset-based fee equal to 0.01% per annum on the Funds’ aggregate net assets in excess of $100 million. In addition, the Funds reimburse Ultimus for reasonable out-of-pocket expenses, if any, incurred in connection with these services.

4. Option Contracts Written

Transactions in option contracts written by The Government Street Equity Fund during the year ended March 31, 2010 were as follows:

	Options Contracts	Option Premiums
Options outstanding at beginning of year	—	$—
Options written	166	12,478
Options outstanding at end of year	166	$12,478

The average monthly notional amount of option contracts during the year ended March 31, 2010 was $172,167 for the Government Street Equity Fund.

No option contracts were written by The Government Street Mid-Cap Fund during the year ended March 31, 2010.

5. Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

39

THE GOVERNMENT STREET FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

6. Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

7. Recent Accounting Pronouncement

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.” ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required by ASU No. 2010-06 are effective for interim and annual reporting periods beginning after December 31, 2009 and others for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. Management is currently evaluating the impact ASU No. 2010-06 will have on the Funds’ financial statement disclosures.

40

THE GOVERNMENT STREET FUNDS REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The Government Street Equity Fund,
The Government Street Mid-Cap Fund, and
The Alabama Tax-Free Bond Fund of the Williamsburg Investment Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Government Street Equity Fund, The Government Street Mid-Cap Fund, and The Alabama Tax-Free Bond Fund (the “Funds”) (each a series of the Williamsburg Investment Trust), as of March 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2010, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Government Street Equity Fund, The Government Street Mid-Cap Fund and The Alabama Tax-Free Bond Fund at March 31, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Cincinnati, Ohio
May 27, 2010

41

THE GOVERNMENT STREET FUNDS ABOUT YOUR FUNDS’ EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Funds, you incur ongoing costs, including management fees and other expenses. These ongoing costs, which are deducted from each Fund’s gross income, directly reduce the investment returns of the Funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (October 1, 2009 through March 31, 2010).

The table below illustrates each Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Funds’ ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the returns used are not the Funds’ actual returns, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge sales loads or redemption fees.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

42

THE GOVERNMENT STREET FUNDS ABOUT YOUR FUNDS’ EXPENSES (Unaudited) (Continued)

More information about the Funds’ expenses, including historical expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds’ prospectus.

	Beginning Account Value October 1, 2009	Ending Account Value March 31, 2010	Expenses Paid During Period*
The Government Street Equity Fund
Based on Actual Fund Return	$1,000.00	$1,131.70	$4.78
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.44	$4.53
The Government Street Mid-Cap Fund
Based on Actual Fund Return	$1,000.00	$1,142.40	$5.72
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.60	$5.39
The Alabama Tax Free Bond Fund
Based on Actual Fund Return	$1,000.00	$1,003.80	$3.25
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,021.69	$3.28
*
Expenses are equal to the Funds’ annualized expense ratios for the period as stated below, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

The Government Street Equity Fund	0.90%
The Government Street Mid-Cap Fund	1.07%
The Alabama Tax Free Bond Fund	0.65%

43

THE GOVERNMENT STREET FUNDS BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

Overall responsibility for management of the Funds rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Funds. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Funds:

Trustee		Address	Age	Position Held with the Trust	Length of Time Served
*	Charles M. Caravati, Jr.	931 Broad Street Road Manakin-Sabot, VA	73	Chairman and Trustee	Since June 1991
*	Austin Brockenbrough III	1802 Bayberry Court, Suite 400 Richmond, VA	73	Trustee	Since September 1988
*	John T. Bruce	800 Main Street Lynchburg, VA	56	Trustee	Since September 1988
	Robert S. Harris	100 Darden Boulevard Charlottesville, VA	60	Trustee	Since January 2007
	J. Finley Lee, Jr.	448 Pond Apple Drive North Naples, FL	70	Trustee	Since September 1988
	Richard L. Morrill	University of Richmond Richmond, VA	70	Trustee	Since March 1993
	Harris V. Morrissette	100 Jacintoport Boulevard Saraland, AL	50	Trustee	Since March 1993
	Samuel B. Witt III	302 Clovelly Road Richmond, VA	74	Trustee	Since November 1988
	Thomas W. Leavell	P.O. Box 1307 Mobile, AL	66	President	Since February 2004
	Mary Shannon Hope	P.O. Box 1307 Mobile, AL	46	Vice President	Since August 2008
	Timothy S. Healey	600 Luckie Drive Suite 305 Birmingham, AL	57	Vice President of The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund	Since January 1995
	Robert G. Dorsey	225 Pictoria Drive, Suite 450 Cincinnati, OH	53	Vice President	Since November 2000
	Mark J. Seger	225 Pictoria Drive, Suite 450 Cincinnati, OH	48	Treasurer	Since November 2000
	John F. Splain	225 Pictoria Drive, Suite 450 Cincinnati, OH	53	Secretary	Since November 2000
	Tina H. Bloom	225 Pictoria Drive, Suite 450 Cincinnati, OH	41	Chief Compliance Officer	Since August 2006

*
Messrs. Bruce, Brockenbrough and Caravati are “interested persons” of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940. Messrs. Bruce and Brockenbrough are “interested persons” of the Trust by virtue of their affiliation with investment advisers to other series of the Trust. Charles M. Caravati, Jr. is the father of Charles M. Caravati III, an officer of The Jamestown Funds, which are other series of the Trust.

44

THE GOVERNMENT STREET FUNDS BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Each Trustee oversees nine portfolios of the Trust, including the Funds. The principal occupations of the Trustees and executive officers of the Funds during the past five years and public directorships held by the Trustees are set forth below:

Charles M. Caravati, Jr. is a retired physician. He is also the retired President of Dermatology Associates of Virginia, P.C.

Austin Brockenbrough III is President and Managing Director of Lowe, Brockenbrough & Company, Inc. (an investment advisory firm). He is a member of the Board of Directors of Tredegar Corporation (a plastics manufacturer) and Wilkinson O’Grady & Co., Inc. (a global asset manager).

John T. Bruce is a Principal of Flippin, Bruce & Porter, Inc. (an investment advisory firm).

Robert S. Harris is the C. Stewart Sheppard Professor of Business Administration at The Darden Graduate School of Business Administration at the University of Virginia. He was previously the dean at Darden. Professor Harris has published widely on corporate finance, financial markets and mergers and acquisitions and has served as a consultant to corporations and government agencies.

J. Finley Lee, Jr. is a financial consultant and the Julian Price Professor Emeritus at the University of North Carolina.

Richard L. Morrill serves as President of the Teagle Foundation (charitable foundation) and Chancellor of the University of Richmond. He is also a member of the Board of Directors of Tredegar Corporation and Albemarle Corporation (specialty chemical manufacturer).

Harris V. Morrissette is President of China Doll Rice and Beans Inc. and Dixie Lily Foods. He is a member of the Board of Directors of BancTrust Financial Group, Inc. (a bank holding company). In addition, he is Chairman of Azalea Aviation, Inc. (an airplane fueling company).

Samuel B.Witt III is the retired Senior Vice President and General Counsel of Stateside Associates, Inc. He is also a member of the Board of Directors of The Swiss Helvetia Fund, Inc. (a closed-end investment company).

Thomas W. Leavell is a Principal of the Adviser.

Mary Shannon Hope is a Principal of the Adviser.

Timothy S. Healey is a Principal of the Adviser.

45

THE GOVERNMENT STREET FUNDS BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

John F. Splain is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Tina H. Bloom is Vice President of Administration of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Additional information about members of the Board of Trustees and executive officers is available in the Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call 1-800-281-3217.

FEDERAL TAX INFORMATION (Unaudited)

In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from ordinary income and net realized gains made by the Funds during the fiscal year ended March 31, 2010. Certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Government Street Equity Fund and The Government Street Mid-Cap Fund intend to designate up to a maximum amount of $566,303 and $119,980, respectively, as taxed at a maximum rate of 15%. Additionally, The Alabama Tax Free Bond Fund intends to designate $1,999 as a long-term capital gain distribution. For the fiscal year ended March 31, 2010, 100% of the dividends paid from ordinary income by The Government Street Equity Fund and The Government Street Mid-Cap Fund qualified for the dividends received deduction for corporations.

As required by federal regulations, complete information will be computed and reported in conjunction with your 2010 Form 1099-DIV.

46

THE GOVERNMENT STREET FUNDS OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-866-738-1125, or on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-866-738-1125 or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Funds with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request, by calling 1-866-738-1125. Furthermore, you may obtain a copy of these filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

47

THE GOVERNMENT STREET FUNDS DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At an in-person meeting held on February 9, 2010, the Board of Trustees, including a majority of the Independent Trustees, approved the continuance for a one-year period of the Investment Advisory Agreements with the Adviser on behalf of The Government Street Equity Fund, The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund. Below is a discussion of the factors considered by the Board of Trustees along with the conclusions with respect thereto that formed the basis for the Board’s approvals.

In selecting the Adviser and approving the continuance of the Investment Advisory Agreements, the Trustees considered all information they deemed reasonably necessary to evaluate the terms of the Agreements. The principal areas of review by the Trustees were the nature, extent and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services. These matters were considered by the Independent Trustees consulting with experienced counsel for the Independent Trustees, who is independent of the Adviser.

The Trustees’ evaluation of the quality of the Adviser’s services took into account their knowledge and experience gained through meetings with and reports of the Adviser’s senior management over the course of the preceding year. Both short-term and long-term investment performance of the Funds was considered. Each Fund’s performance was compared to its performance benchmark and to that of competitive funds with similar investment objectives. The Trustees also considered the scope and quality of the in-house capabilities of the Adviser and other resources dedicated to performing services for the Funds. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Funds’ other service providers, were considered in light of the Funds’ compliance with investment policies and applicable laws and regulations and of related reports by management and the Funds’ independent public accounting firm in periodic meetings with the Trust’s Audit Committee. The Trustees also considered the business reputation of the Adviser, the qualifications of its key investment and compliance personnel, and its financial resources.

In reviewing the fees payable under the Investment Advisory Agreements, the Trustees compared the advisory fees and overall expense levels of each Fund with those of competitive funds with similar investment objectives. The Trustees considered information provided by the Adviser concerning the Adviser’s profitability with respect to each Fund, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. For these purposes, the Trustees took into account not only the fees paid by the Funds, but also so-called “fallout” benefits to the Adviser. The Trustees also considered the Adviser’s representations that all of the Funds’ portfolio trades were executed based on the best price and execution available, and that the Adviser does not participate in any soft dollar or directed brokerage arrangements. The Trustees further considered that neither the Funds nor the Adviser participate in any revenue sharing arrangements on behalf of the Funds. In

48

THE GOVERNMENT STREET FUNDS DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited) (Continued)

evaluating the Funds’ advisory fees, the Trustees took into account the complexity and quality of the investment management of the Funds.

Based upon their review of this information, the Independent Trustees concluded that: (i) based upon the performance of The Government Street Equity Fund during 2009, which exceeded the return of the S&P 500 Index, as well as the longer term performance of the Fund, the Adviser has provided quality services to the Fund; (ii) although the performance of The Government Street Mid-Cap Fund during 2009 lagged the returns of the S&P MidCap 400 Index and the average of its Lipper peer group, such Fund’s longer term performance has been very good, outperforming each of those benchmarks over the 3 years and 5 years ended December 31, 2009 and earning a 5-star overall rating from Morningstar, Inc.; (iii) although the short-term and long-term performance of The Alabama Tax Free Bond Fund has lagged its benchmark index and the average returns for comparably managed funds, the Fund is managed in a conservative investment style and is not managed to correlate to any particular index, and the Independent Trustees believe that the Fund has satisfactorily met the goal of providing tax-exempt income with limited exposure to credit and maturity risks; (iv) the investment advisory fees payable to the Adviser by each Fund are competitive with similarly managed funds, and the Independent Trustees believe the fees to be reasonable given the scope and quality of investment advisory services provided by the Adviser and other services provided to the shareholders; (v) the total operating expense ratio of each Fund is less than the average expense ratio for comparably managed funds, according to statistics derived from Morningstar, Inc.; and (vi) the Adviser’s voluntary commitment to cap overall operating expenses of The Alabama Tax Free Bond Fund through advisory fee waivers has enabled that Fund to further increase returns for shareholders. The Board noted that the Adviser’s profitability analysis indicated that the Adviser did not derive any profits from its management of the Funds over the past year. Given the current size of the Funds and their expected growth, the Independent Trustees did not believe that at the present time it would be relevant to consider the extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Independent Trustees also considered the “fallout” benefits to the Adviser with respect to the Funds, but given the amounts involved viewed these as secondary factors in connection with the evaluation of the reasonableness of the advisory fees paid by the Funds.

No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve continuance of the Investment Advisory Agreements. Rather the Trustees concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of each Fund and its shareholders to continue its Investment Advisory Agreement without modification to its terms, including the fees charged for services thereunder.

49

The Government Street Funds
No Load Mutual Funds

Investment Adviser
Leavell Investment Management, Inc.
Post Office Box 1307
Mobile, AL 36633

Administrator
Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, OH 45246-0707
1-866-738-1125

Legal Counsel
Sullivan & Worcester LLP
One Post Office Square
Boston, MA 02109

Independent Registered Public Accounting Firm
Ernst & Young LLP
1900 Scripps Center
312 Walnut Street
Cincinnati, OH 45202

Board of Trustees
Austin Brockenbrough, III
John T. Bruce
Charles M. Caravati, Jr.
Robert S. Harris
J. Finley Lee, Jr.
Richard L. Morrill
Harris V. Morrissette
Samuel B. Witt, III

Portfolio Managers
Thomas W. Leavell,
The Government Street Equity Fund
The Government Street Mid-Cap Fund
Timothy S. Healey,
The Government Street Mid-Cap Fund
The Alabama Tax Free Bond Fund
Richard E. Anthony, Jr., CFA,
The Government Street Mid-Cap Fund
Michael J. Hofto, CFA,
The Government Street Mid-Cap Fund

STATEMENT OF ADDITIONAL INFORMATION

THE JAMESTOWN BALANCED FUND – Ticker Symbol: JAMBX
THE JAMESTOWN EQUITY FUND – Ticker Symbol: JAMEX
THE JAMESTOWN TAX EXEMPT VIRGINIA FUND – Ticker Symbol: JTEVX

August 1, 2010

Series of
WILLIAMSBURG INVESTMENT TRUST
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246
Telephone 1-866-738-1126

FUND OBJECTIVES, INVESTMENTS, STRATEGIES AND RISKS	2
MUNICIPAL OBLIGATIONS	8
DESCRIPTION OF BOND RATINGS	15
INVESTMENT LIMITATIONS	17
TRUSTEES AND OFFICERS	20
INVESTMENT ADVISER	29
ADMINISTRATOR	32
DISTRIBUTOR	32
OTHER SERVICE PROVIDERS	33
PORTFOLIO SECURITIES AND BROKERAGE	33
SPECIAL SHAREHOLDER SERVICES	35
PURCHASE OF SHARES	36
REDEMPTION OF SHARES	37
NET ASSET VALUE DETERMINATION	37
FUND EXPENSES	38
ADDITIONAL TAX INFORMATION	38
GENERAL INFORMATION ABOUT THE TRUST	41
CALCULATION OF PERFORMANCE DATA	43
FINANCIAL STATEMENTS AND REPORTS	46
PROXY VOTING POLICIES AND PROCEDURES (APPENDIX A)	47

This Statement of Additional Information is not a prospectus and should only be read in conjunction with the Prospectus of The Jamestown Funds dated August 1, 2010.  This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus.  The Prospectus may be obtained from the Funds, for no charge, at the address and phone number shown above.

FUND OBJECTIVES, INVESTMENTS, STRATEGIES AND RISKS

The Jamestown Balanced Fund (the “Balanced Fund”), The Jamestown Equity Fund (the “Equity Fund”) and The Jamestown Tax Exempt Virginia Fund (the “Tax Exempt Virginia Fund”) are three separate investment portfolios of Williamsburg Investment Trust (the “Trust”).  All information contained herein applies to each of the Funds unless otherwise noted.

The investment objectives and principal strategies of the Funds are described in the Prospectus.  Supplemental information about these strategies is set forth below.  Certain capitalized terms used herein are defined in the Prospectus.

Foreign Securities.  Because of the inherent risk of foreign securities over domestic issues, the Funds will not invest in foreign investments except those traded domestically as American Depositary Receipts (“ADRs”).  ADRs are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation.  The Funds may invest in foreign securities if the Adviser believes such investment would be consistent with the Funds’ investment objectives.  The same factors would be considered in selecting foreign securities as with domestic securities, as discussed in the Prospectus.  Foreign securities investment presents special considerations not typically associated with investments in domestic securities. Foreign taxes may reduce income.  Currency exchange rates and regulations may cause fluctuation in the value of foreign securities.  Foreign securities are subject to different regulatory environments than in the United States and, compared to the United States, there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers.  Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial or social instability or adverse diplomatic developments.  There may be difficulties in obtaining service of process on foreign issuers and difficulties enforcing judgments against such issuers with respect to claims under U.S. securities laws.  Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values.  The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again.

Warrants and Rights.  Warrants are essentially options to purchase equity securities at specific prices and are valid for a specific period of time.  Prices of warrants do not necessarily move in concert with the prices of the underlying securities.  Rights are similar to warrants but generally have a short duration and are distributed directly by the issuer to its shareholders.  Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

U.S. Government Securities.  The Funds may invest in debt obligations that are issued or guaranteed by the U.S. Government, its agencies and instrumentalities (“U.S. Government Securities”) as described herein.  U.S. Government Securities include the following securities: (1) U.S. Treasury obligations of various interest rates, maturities and issue dates, such as U.S. Treasury bills (mature in one year or less), U.S. Treasury notes (mature in one to seven years), and U.S. Treasury bonds (mature in more than seven years), the payments of principal and interest of which are all backed by the full faith and credit of the U.S. Government; (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Government, e.g., obligations of the

Government National Mortgage Association (“GNMA”), the Farmers Home Administration and the Export Import Bank; some of which do not carry the full faith and credit of the U.S. Government but which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of the Tennessee Valley Authority, the U.S. Postal Service, the Federal National Mortgage Association (“FNMA”), and the Federal Home Loan Mortgage Corporation (“FHLMC”); and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association, the Federal Home Loan Banks and the Federal Farm Credit Bank; and (3) any of the foregoing purchased subject to repurchase agreements as described herein. The guarantee of the U.S. Government does not extend to the yield or value of U.S. Government Securities or of the Funds’ shares.

Obligations of GNMA, FNMA and FHLMC may include direct pass-through “Certificates,” representing undivided ownership interests in pools of mortgages.  Such Certificates are guaranteed as to payment of principal and interest (but not as to price and yield) by the U.S. Government or the issuing agency.  Mortgage Certificates are subject to more rapid prepayment than their stated maturity date would indicate; their rate of prepayment tends to accelerate during periods of declining interest rates and, as a result, the proceeds from such prepayments may be reinvested in instruments that have lower yields.  To the extent such securities were purchased at a premium, such prepayments could result in capital losses.

Repurchase Agreements.  The Funds may acquire U.S. Government Securities subject to repurchase agreements.  A repurchase transaction occurs when, at the time a Fund purchases a security, it also resells it to the vendor (normally a member bank of the Federal Reserve System or a registered Government Securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future.  Such securities, including any securities so substituted, are referred to as the “Repurchase Securities.”  The repurchase price exceeds the purchase price by an amount that reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.

The majority of these transactions run day to day and the delivery pursuant to the resale typically will occur within one to five days of the purchase.  The Funds’ risk is limited to the ability of the vendor to pay the agreed upon sum upon the delivery date.  In the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest to the extent that the proceeds from the sale and accrued interest on the security are less than the resale price provided in the repurchase agreement.  These risks are minimized when the Funds hold a perfected security interest in the Repurchase Securities and can therefore sell the instrument promptly.  Under guidelines adopted by the Trustees, the Adviser will carefully consider the creditworthiness of a vendor during the term of the repurchase agreement.  Repurchase agreements are considered as loans collateralized by the Repurchase Securities, such agreements being defined as “loans” under the Investment Company Act of 1940 (the “1940 Act”).  The return on such “collateral” may be more or less than that from the repurchase agreement.  The market value of the resold securities will be monitored so that the value of the “collateral” is at all times at least equal to the value of the loan, including the accrued interest earned thereon.  All Repurchase Securities will be held by the Funds’ custodian either directly or through a securities depository.  Each Fund will not enter into a repurchase agreement that will cause more than 10% of its net assets to be invested in repurchase agreements that extend beyond seven days and other illiquid securities.

Collateralized Mortgage Obligations and Other Mortgage-Related Securities.  The Balanced Fund may invest in collateralized mortgage obligations (“CMOs”) which are generally backed by mortgage pass-through securities or whole mortgage loans.  CMOs are usually structured into classes of varying maturities and principal payment priorities.  The prepayment sensitivity of each class may or may not resemble that of the CMOs’ collateral depending on the maturity and structure of that class.  CMOs pay interest and principal (including prepayments) monthly, quarterly or semiannually.  Most CMOs are AAA rated, reflecting the credit quality of the underlying collateral; however, some classes carry greater price risk than that of their underlying collateral.  The Adviser will invest in CMO classes only if their characteristics and interest rate sensitivity fit the investment objectives and policies of the Fund.

In addition to the mortgage pass-through securities and the CMOs mentioned above, the Balanced Fund may also invest in other mortgage derivative products if the Adviser views them to be consistent with the overall policies and objectives of the Fund.  Current offerings include “principal only” (PO) and “interest only” (IO) Stripped Mortgage Backed Securities (“SMBS”).  POs and IOs are created when a mortgage pass-through certificate is separated into two securities – one security representing a claim to principal distributions and the other representing a claim to the corresponding interest payments.  As prepayments on the underlying mortgage loans rise (typically when interest rates fall), the PO security holders receive their principal sooner than expected, which serves to increase the POs’ yield.  The IO security holders receive interest payments only on the outstanding principal amount of the underlying mortgage loans.  Therefore, if prepayments on the notional principal on the IO rise, the IO’s price will fall.  As POs generally benefit from declining interest rates and IOs generally benefit from rising interest rates, these securities can provide an effective way to stabilize portfolio value.

SMBS are much more sensitive to prepayment fluctuations than are regular mortgage-backed securities and therefore involve more risk.  Due to the deep discounted prices of SMBS, any mismatch in actual versus anticipated prepayments of principal will significantly increase or decrease the yield to maturity.  In general, changes in interest rate levels will have the greatest effect on prepayments.  Sufficiently high prepayments could result in purchasers of IOs not recovering the full amount of their initial investment.

The Adviser expects that governmental, government related and private entities may create other mortgage-related securities offering mortgage pass-through and mortgage collateralized instruments in addition to those described herein.  As new types of mortgage securities are developed and offered to the investment community, the Adviser will, consistent with the Fund’s investment objectives, policies and quality standards, consider making investments in such new types of mortgage-related securities.

Asset-Backed Securities.   The Balanced Fund may invest in asset-backed securities backed by loans such as automobile loans, home equity loans, credit card receivables, marine loans, recreational vehicle loans and manufactured housing loans.  Typically, asset-backed securities represent undivided fractional interests in a pool whose assets consist of loans and security interests in the collateral securing the loans.  Payments of principal and interest on asset-backed securities are passed through monthly to certificate holders.  In some cases, asset-backed securities are divided into senior and subordinated classes so as to enhance the quality of the senior class.  Underlying loans are subject to prepayment, which may reduce the overall return to certificate holders.  If the subordinated classes are exhausted and the full amounts due on underlying loans are not received because of unanticipated costs, depreciation, damage or loss of the collateral securing the contracts, or other factors, certificate holders may experience delays in payment or losses on asset-backed securities.  The Balanced Fund may invest in other asset-backed securities that may be developed in the future.

Zero Coupon and Original Issue Discount (“OID”) Bonds.  The Balanced Fund may invest in zero coupon and original issue discount bonds, which are typically offered without coupons or with very low coupons.  These bonds will typically be more interest rate sensitive than a comparable maturity current coupon bond.  The majority of zero coupon bonds have been created when a qualified U.S. Government Security is exchanged for a series of “Strips” through the Federal Reserve Bank.  Strips have been created from, among others, U.S. Treasury, Resolution Trust Corporation and Financing Corporation securities.  A number of U.S. Government Securities have also been repackaged by broker-dealers or commercial banks into trusts that issue zero coupon receipts such as U.S. Treasury Receipts (“TRs”) or Treasury Investment Growth Receipts (“TIGRs”).  Zero coupon and original issue discount bonds generate income under generally accounting principles, but do not generate cash flow, resulting in the possibility that the Fund may be required to sell portfolio securities to make distributions as required under Subchapter M of the Internal Revenue Code.

Variable and Floating Rate Securities.  The Funds may invest in variable or floating rate securities which adjust the interest rate paid at periodic intervals based on an interest rate index.  Typically, floating rate securities use as their benchmark an index such as the 1, 3 or 6 month LIBOR, 3, 6 or 12 month Treasury bills, or the Federal Funds rate.  Resets of the rates can occur at predetermined intervals or whenever changes in the benchmark index occur.

Shares of Other Investment Companies.  Each Fund may invest in shares of other investment companies which are generally authorized to invest in securities eligible for purchase by such Fund.  Each Fund will not purchase securities of other investment companies, except through purchases in the open market involving only customary brokerage commissions.  With respect to the Balanced Fund and the Equity Fund, such other investment companies may include Standard & Poor’s Depository Receipts (“SPDRs”) and shares of the DIAMONDS Trust (“DIAMONDs”). SPDRs are exchange-traded securities that represent ownership of the SPDR Trust, a long-term unit investment trust that has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the Standard & Poor’s Composite Stock Price Index. Holders of SPDRs are entitled to receive proportionate quarterly distributions corresponding to the dividends which accrue on the S&P 500 stocks in the underlying portfolio, less accumulated expenses of the SPDR Trust.  DIAMONDs operate similarly to SPDRs, except that the DIAMONDS Trust is intended to track the price performance and dividend yield of the Dow Jones Industrial Average. Unlike traditional mutual funds, SPDRs and DIAMONDs are traded like a stock on a securities exchange and may be purchased or sold throughout the trading day based upon their market price. This characteristic of SPDRs and DIAMONDs is a risk separate and distinct from the risk that the net asset value will decrease.

Shares of other exchange-traded funds (“ETFs”) may also be purchased by the Funds.  An ETF is an investment company registered under the 1940 Act that holds a portfolio of securities designed to track the performance of a particular index.  ETFs sell and redeem their shares at net asset value in large blocks (typically 50,000 of its shares) called “creation units.”  Shares representing fractional interests in these creation units are listed for trading on national securities exchanges and can be purchased and sold in the secondary market in lots of any size at any time during the trading day.  Some ETFs are subject to percentage investment limitations imposed by the 1940 Act, except to the extent that investments in such ETFs are exempt from percentage limitations, pursuant to Securities and Exchange Commission (“SEC”) Order, in which case they will not be subject to any such investment limitation.  Investments in ETFs involve certain inherent risks generally associated with investments in a broadly-based portfolio of securities including: (1) risks that the general level of securities prices may decline, thereby adversely affecting the value of each unit of the ETF; (2) an ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or number of securities held; (3) an ETF may also be adversely affected by the performance of the specific index, market sector or group of industries on which it is based; and (4) an ETF may not track an index as well as a traditional index fund because ETFs are valued by the market and, therefore, there may be a difference between the market value and the ETF’s net asset value.

The Equity Fund and the Balanced Fund will not purchase securities of other investment companies if as a result more than 5% of a Fund’s total assets would be invested in such securities.  The Tax Exempt Virginia Fund does not presently intend to invest more than 10% of its total assets in securities of other investment companies.

To the extent the Funds invest in securities of other investment companies, Fund shareholders would indirectly pay a portion of the operating costs of such companies.  These costs include management, brokerage, shareholder servicing and other operational expenses.  Indirectly, then, shareholders may pay higher operational costs than if they owned the underlying investment companies directly.

Description of Money Market Instruments.  Money market instruments may include U.S. Government Securities or corporate debt obligations (including those subject to repurchase agreements) as described herein, provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Funds.  Money market instruments also may include Bankers’ Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes (“Master Notes”).  Bankers’ Acceptances are time drafts drawn on and “accepted” by a bank, which are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade.  When a bank “accepts” such a time draft, it assumes liability for its payment.  When the Funds acquire a Bankers’ Acceptance, the bank which “accepted” the time draft is liable for payment of interest and principal when due.  The Bankers’ Acceptance, therefore, carries the full faith and credit of such bank.  A Certificate of Deposit (“CD”) is an unsecured interest-bearing debt obligation of a bank.  CDs acquired by the Funds would generally be in amounts of $100,000 or more.  Commercial Paper is an unsecured, short term debt obligation of a bank, corporation or other borrower.  Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument.  The Funds will invest in Commercial Paper only if it is rated in the highest rating category by any nationally recognized statistical rating organization (“NRSRO”) or, if not rated, if the issuer has an outstanding unsecured debt issue rated in the three highest categories by any NRSRO or, if not so rated, is of equivalent quality in the Adviser’s assessment.  Commercial Paper may include Master Notes of the same quality.  Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Funds only through the Master Note program of the Funds’ custodian, acting as administrator thereof.  The Adviser will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Funds.

Forward Commitment and When-Issued Securities.  The Balanced Fund and the Tax Exempt Virginia Fund may purchase securities on a when-issued basis or for settlement at a future date if the Funds hold sufficient assets to meet the purchase price.  In such purchase transactions the Funds will not accrue interest on the purchased security until the actual settlement. Similarly, if a security is sold for a forward date, the Funds will accrue the interest until the settlement of the sale. When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale.  As a result, the exposure to the counterparty of the purchase or sale is increased.  Although the Funds would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Funds may sell such a security prior to the settlement date if the Adviser felt such action was appropriate.  In such a case, the Funds could incur a short-term gain or loss.

Borrowing.  Each Fund may borrow, temporarily, up to 5% of its total assets for extraordinary or emergency purposes and may increase the limit (to one-third of total assets in the case of the Balanced Fund and the Equity Fund, and 15% of total assets in the case of the Tax Exempt Virginia Fund) to meet redemption requests that might otherwise require untimely disposition of portfolio holdings. To the extent the Funds borrow for these purposes, the effects of market price fluctuations on net asset value will be exaggerated.  If, while such borrowing is in effect, the value of a Fund’s assets declines, the Fund may be forced to liquidate portfolio securities when it is disadvantageous to do so.  The Funds would incur interest and other transaction costs in connection with such borrowing.  No Fund will make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.

Portfolio Turnover.  Portfolio turnover will not be a limiting factor when the Adviser deems changes appropriate.  By utilizing the approach to investing described herein, it is expected that annual portfolio turnover will generally not exceed 100% with respect to each Fund.  Market conditions may dictate, however, a higher rate of portfolio turnover in a particular year.  The degree of portfolio activity affects the brokerage costs of the Funds and may have an impact on the total amount of taxable distributions to shareholders.

MUNICIPAL OBLIGATIONS

Description of Municipal Obligations.  Municipal Obligations include bonds, notes and commercial paper issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income taxes (without regard to whether the interest thereon is also exempt from the personal income taxes of any state).  Municipal Obligation bonds are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligation bonds may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to loan to other public institutions and facilities.  In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity.  Such obligations are included within the term Municipal Obligations if the interest paid thereon qualifies as exempt from federal income tax.  Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Obligations, although the current federal tax laws place substantial limitations on the size of such issues.

The two principal classifications of Municipal Obligation bonds are “general obligation” and “revenue” bonds.  General obligation bonds are secured by the issuer’s pledge of its good faith, credit and taxing power for the payment of principal and interest.  The payment of the principal of and interest on such bonds may be dependent upon an appropriation by the issuer’s legislative body.  The characteristics and enforcement of general obligation bonds vary according to the law applicable to the particular issuer.  Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source.  Industrial development bonds which are Municipal Obligations are in most cases revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds.

Municipal Obligation notes generally are used to provide for short-term capital needs and generally have maturities of one year or less.  Municipal Obligation notes include:

1.        Tax Anticipation Notes.  Tax Anticipation Notes are issued to finance working capital needs of municipalities.  Generally, they are issued in anticipation of various tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

2.        Revenue Anticipation Notes.  Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under Federal Revenue Sharing Programs.

3.        Bond Anticipation Notes.  Bond Anticipation Notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

Issues of commercial paper typically represent short-term, unsecured, negotiable promissory notes.  These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt.  In most cases, Municipal Obligation commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

The yields on Municipal Obligations are dependent on a variety of factors, including general market conditions, supply and demand, liquidity and general conditions of the Municipal Obligation market, size of a particular offering, the maturity of the obligation and rating (if any) of the issue.

Factors Affecting Virginia Municipal Obligations.  The following information regarding certain economic, financial and legal matters pertaining to Virginia is drawn primarily from official statements relating to securities offerings of Virginia and other publicly available documents, dated as of various dates prior to the date of this Statement of Additional Information, and do not purport to be complete descriptions.  Data regarding the financial condition of Virginia State government may not be relevant to Municipal Obligations issued by political subdivisions of Virginia.  Moreover, the general economic conditions discussed may or may not affect issuers of the obligations.  The Trust has not independently verified this information.

The Constitution of Virginia limits the ability of the Commonwealth to create debt and requires a balanced budget.  General obligations of cities, towns and counties in Virginia are payable from the general revenues of the entity issuing such obligations, including ad valorem tax revenues on property within the jurisdiction.  The obligation to levy taxes could be enforced by mandamus, but such a remedy may be impracticable and difficult to enforce.  Under the Code of Virginia, a holder of any general obligation bond in default may file an affidavit setting forth such default with the Governor.  If, after investigating, the Governor determines that such default exists, he is directed to order the State Comptroller to withhold State funds appropriated and payable to the entity and apply the amount so withheld to unpaid principal and interest.  The Commonwealth, however, has no obligation to provide any additional funds necessary to pay such principal and interest.

The economy of Virginia is broadly-based and encompasses the service, wholesale and retail trade, government and manufacturing sectors.  With Northern Virginia, considered a part of the Washington, D.C. metropolitan area, and Hampton Roads, which has the nation’s largest concentration of military installation, the federal government has a strong economic impact on Virginia’s economy.  Virginia also has significant concentrations of high-technology employers, predominately in the Northern Virginia area.

While the national recession has affected state revenues, Virginia continues to fare better than the nation, which is attributable in part to its proximity to the nation’s capital, its importance as a defense contractor, the positive role of the deepwater port at Hampton Roads and its strategic location on the eastern seaboard.  The Commonwealth’s unemployment rate moved up sharply in fiscal year 2009, averaging 5.6%.  Nonetheless, Virginia’s unemployment rate was much lower than the national average of 7.6%. The highest unemployment rate was in Danville (11.0%), an area hit hard by declines in textile manufacturing.  Other major sectors that suffered large employment losses include construction, manufacturing and retail trade.  Population growth has been steady and robust: from 2000 to 2007, Virginia’s population increased 11% to reach 7.7 million people, compared with a 7% growth rate for the United States.  However, economic conditions have slowed the rate of population growth in Virginia and the state’s average annual growth rate has been less than or near 1% for the past three years.  Virginia’s population appears to be increasing again for the first time since the beginning of the recession, according to recent estimates.  Virginia’s metropolitan areas accounted for more than 95.7% of its population as of July 2009 and rural and small town Virginia represents a diminishing share of the state’s population.  Virginia’s personal income tax rate continues to remain above the national average.  While net earnings declined 3.7% in 2009 across the nation, Virginia was one of six states with personal income growth (0.3%).  Virginia’s net earnings gains largely reflect earnings inflows associated with commuters who work in Washington, D.C.  The Commonwealth continues to take a conservative approach to financial operations, which include periodic revenue forecast updates and careful attention to the level of its debt obligations.  The Commonwealth faces an estimated $4.6 billion revenue shortfall at the end of fiscal 2010 due in part to lower tax collections and higher than projected tax refunds, declining employment levels and continued downward trends in the housing market.  Virginia is making major budget reductions to address the deficit and the governor has called for reduced agency and general fund spending, a reduction or elimination in services, staff reductions and a one-day furlough of employees.  The governor is also recovering millions from the 2009 general and non-general fund balances, improving business practices and efficiencies, restructuring the Department of Corrections facilities and implementing a one-day furlough for all state employees to preserve budgetary balance.

As of March 31, 2010, the Commonwealth had a Standard & Poor’s rating of AAA, a Moody’s rating of Aaa, and a Fitch rating of AAA on its general obligation bonds.  There can be no assurance that the economic conditions on which these ratings are based will continue or that particular bond issues may not be adversely affected by changes in economic or political conditions.  Further, the credit of the Commonwealth is not material to the ability of political subdivisions and private entities to make payments on the obligations described below.

Revenue bonds issued by Virginia political subdivisions include (1) revenue bonds payable exclusively from revenue producing governmental enterprises and (2) industrial revenue bonds, college and hospital revenue bonds and other “private activity bonds” which are essentially non-governmental debt issues and which are payable exclusively by private entities such as non-profit organizations and business concerns of all sizes.  State and local governments have no obligation to provide for payment of such private activity bonds and in many cases would be legally prohibited from doing so.  The value of such private activity bonds may be affected by a wide variety of factors relevant to particular localities or industries, including economic developments outside of Virginia.

Virginia Municipal Obligations that are lease obligations are customarily subject to “non-appropriation” clauses which allow the municipality, or other public entity, to terminate its lease obligations if moneys to make the lease payments are not appropriated for that purpose.  Legal principles may restrict the enforcement of provisions in lease financing limiting the municipal issuer’s ability to utilize property similar to that leased in the event that debt service is not appropriated.

Chapter 9 of the United States Bankruptcy Code, which applies to bankruptcies by political subdivisions, limits the filing under that chapter to political subdivisions that have been specifically authorized to do so under applicable state law.  The Trust is not aware of any statute in Virginia that gives any such authorization to political subdivisions in Virginia.  Bonds payable exclusively by private entities may be subject to the provisions of the United States Bankruptcy Code other than Chapter 9.

Although revenue obligations of the Commonwealth or its political subdivisions may be payable from a specific project or source, including lease rentals, there can be no assurance that future economic difficulties and the resulting impact on Commonwealth and local government finances will not adversely affect the market value of the portfolio of the Fund or the ability of the respective obligors to make timely payments of principal and interest on such obligations.

With respect to Virginia Municipal Obligations that are backed by a letter of credit issued by a foreign or domestic bank, the ultimate source of payment is the bank.  Investment in foreign banks may involve risks not present in domestic investments.  These include the fact that the foreign bank may be subject to different, and in some cases less comprehensive, regulatory, accounting, financial reporting and disclosure standards than domestic banks.

When Virginia Municipal Obligations are insured by a municipal bond insurer, there are certain risks that the bond insurance policy typically does not cover.  For example, some insurance policies do not insure against loss resulting from:  (1) a pre-payment premium; (2) an optional or mandatory redemption (other than sinking fund redemptions); (3) an accelerated payment; (4) a payment of the purchase price of Virginia Municipal Obligations upon tender thereof; and (5) a preference.  Certain municipal bond insurers may not insure against nonpayment of principal of or interest on Virginia Municipal Obligations resulting from the insolvency, negligence or any other act or omission of a paying agent for Virginia Municipal Obligations.  Also, the capitalization of the various municipal bond insurers is not uniform.  If an insurer of Virginia Municipal Obligations must make payments pursuant to its bond insurance policy, such payments could be limited by, among other things, such companies’ capitalization and insurance regulatory authorities.

A negative factor affecting the municipal bond market is lingering uncertainty regarding monoline insurers that guarantee the timely repayment of bond principal and interest if an issuer were to default.  Insured municipal bonds, which constitute about half of the $2.5 trillion municipal bond market, were favored by investors for their AAA credit ratings that enhanced both creditworthiness and liquidity of insured bonds.  Since late 2007, certain monoline insurers have come under substantial pressure due to their exposure to structured financial products including significant subprime mortgage risk.  Recent downgrades to credit ratings of many monoline insurance companies could compromise the related guarantees that they provide to a large portion of the municipal market.  These ratings cuts have led to credit ratings downgrades of the bonds they insure.  Investors may assess insured bonds based on the credit risk of the underlying issuer of the bonds, giving little to no value to the bond insurance.  The market price and liquidity of certain insured bonds may be negatively affected.  The municipal bond market faced dramatic changes in 2008 as the auction-rate market froze, underlying municipal ratings lost their credibility and large providers of market liquidity vanished.  Although several of these factors have run their course and are no longer pressuring the market lower, there can be no assurance that the market will not further deteriorate.  As of June 30, 2010, the Tax Exempt Virginia Fund had approximately 39.6% of its total assets invested in municipal bonds with bond insurance.

The rights of the holders of Virginia Municipal Obligations and the enforceability of Virginia Municipal Obligations and the financing documents may be subject to (1) bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights, in effect now or after the date of the issuance of Virginia Municipal Obligations, to the extent constitutionally applicable; (2) principles of equity; and (3) the exercise of judicial discretion.

The Commonwealth, its officials and employees are named as defendants in legal proceedings which occur in the normal course of governmental operations, some involving substantial amounts. It is not possible at the present time to estimate the ultimate outcome or liability, if any, of the Commonwealth with respect to these lawsuits. However, the ultimate liability resulting from these suits is not expected to have a material, adverse effect on the financial condition of the Commonwealth.

Industrial Revenue Bonds.  The Tax Exempt Virginia Fund may invest from time to time a portion of its assets in industrial revenue bonds (referred to under current tax law as private activity bonds), and also may invest a portion of its assets in revenue bonds issued for housing, including multi-family housing, health care facilities or electric utilities, at times when the relative value of issues of such a type is considered, in the judgment of the Adviser, to be more favorable than that of other available types of issues, taking into consideration the particular restrictions on investment flexibility arising from the investment objective of the Fund of providing current income exempt from personal income taxes of Virginia (as well as federal income taxes).  Therefore, investors should also be aware of the risks which these investments may entail. Industrial revenue bonds are issued by various state and local agencies to finance various projects.

Housing revenue bonds typically are issued by a state, county or local housing authority and are secured only by the revenues of mortgages originated by the authority using the proceeds of the bond issue.  Because of the impossibility of precisely predicting demand for mortgages from the proceeds of such an issue, there is a risk that the proceeds of the issue will be in excess of demand, which would result in early retirement of the bonds by the issuer.  Moreover, such housing revenue bonds depend upon the cash flow from the underlying mortgages for their repayment, which cannot be precisely, predicted when the bonds are issued.  Any difference in the actual cash flow from such mortgages from the assumed cash flow could have an adverse impact upon the ability of the issuer to make scheduled payments of principal and interest on the bonds, or could result in early retirement of the bonds.  Additionally, such bonds depend in part for scheduled payments of principal and interest upon reserve funds established from the proceeds of the bonds, assuming certain rates of return on investment of such reserve funds.  If the assumed rates of return are not realized because of changes in interest rate levels or for other reasons, the actual cash flow for scheduled payments of principal and interest on the bonds may be inadequate. The financing of multi-family housing projects is affected by a variety of factors, including satisfactory completion of construction within cost constraints, the achievement and maintenance of a sufficient level of occupancy, sound management of the developments, timely and adequate increases in rents to cover increases in operating expenses, including taxes, utility rates and maintenance costs, changes in applicable laws and governmental regulations and social and economic trends.

Electric utilities face problems in financing large construction programs in an inflationary period, cost increases and delay occasioned by environmental considerations (particularly with respect to nuclear facilities), difficulty in obtaining fuel at reasonable prices, the cost of competing fuel sources, difficulty in obtaining sufficient rate increases and other regulatory problems, the effect of energy conservation and difficulty of the capital market to absorb utility debt.

Health care facilities include life care facilities, nursing homes and hospitals.  Life care facilities are alternative forms of long-term housing for the elderly which offer residents the independence of condominium life style and, if needed, the comprehensive care of nursing home services.  Bonds to finance these facilities have been issued by various state industrial development authorities.  Because the bonds are secured only by the revenues of each facility, and not by state or local government tax payments, they are subject to a wide variety of risks.  Primarily, the projects must maintain adequate occupancy levels to be able to provide revenues adequate to maintain debt service payments.  Moreover, in the case of life care facilities, because a portion of housing, medical care and other services may be financed by an initial deposit, there may be risk if the facility does not maintain adequate financial reserves to secure estimated actuarial liabilities.  The ability of management to accurately forecast inflationary cost pressures weighs importantly in this process.  The facilities may also be affected by regulatory cost restrictions applied to health care delivery in general, particularly state regulations or changes in Medicare and Medicaid payments or qualifications, or restrictions imposed by medical insurance companies.  They may also face competition from alternative health care or conventional housing facilities in the private or public sector. Hospital bond ratings are often based on feasibility studies which contain projections of expenses, revenues and occupancy levels.  A hospital’s gross receipts and net income available to service its debt are influenced by demand for hospital services, the ability of the hospital to provide the services required, management capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, service area economic developments, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding, and possible federal legislation limiting the rates of increase of hospital charges.

The Tax Exempt Virginia Fund may also invest in bonds for industrial and other projects, such as sewage or solid waste disposal or hazardous waste treatment facilities.   Financing for such projects will be subject to inflation and other general economic factors as well as construction risks including labor problems, difficulties with construction sites and the ability of contractors to meet specifications in a timely manner.  Because some of the materials, processes and wastes involved in these projects may include hazardous components, there are risks associated with their production, handling and disposal.

Variable Rate Securities.  The Tax Exempt Virginia Fund may invest in Municipal Obligations that bear interest at rates that are adjusted periodically to market rates.  The market value of fixed coupon securities fluctuates with changes in prevailing interest rates, increasing in value when interest rates decline and decreasing in value when interest rates rise.  The value of variable rate securities, however, is less affected by changes in prevailing interest rates because of the periodic adjustment of their coupons to a market rate.  The shorter the period between adjustments, the smaller the impact of interest rate fluctuations on the value of these securities.  The market value of tax-exempt variable rate securities usually tends toward par (100% of face value) at interest rate adjustment time.

Put Bonds.  The Tax Exempt Virginia Fund may invest in Municipal Obligations (including securities with variable interest rates) that may be redeemed or sold back (put) to the issuer of the security or a third party at face value prior to stated maturity.  This type of security will normally trade as if maturity is the earlier put date, even though stated maturity is longer.

Zero Coupon Bonds.  Municipal Obligations in which the Tax Exempt Virginia Fund may invest include zero coupon bonds and deferred interest bonds.  Zero coupon bonds and deferred interest bonds are debt obligations that are issued at a significant discount from face value.  While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance.  Zero coupon bonds and deferred interest bonds benefit the issuer by mitigating its need for cash to meet debt service, but they also require a higher rate of return to attract investors who are willing to defer receipt of such cash.  Such investments may experience greater volatility in market value than debt obligations that make regular payments of interest.  The Fund will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders.

Municipal Lease Obligations.  The Tax Exempt Virginia Fund may invest in municipal lease obligations, installment purchase contract obligations, and certificates of participation in such obligations (collectively, “lease obligations”).  A lease obligation does not constitute a general obligation of the municipality for which the municipality’s taxing power is pledged, although the lease obligation is ordinarily backed by the municipality’s covenant to budget for the payments due under the lease obligation.  Certain lease obligations contain “non-appropriation” clauses which provide that the municipality has no obligation to make lease obligation payments in future years unless money is appropriated for such purpose on a yearly basis.  A risk peculiar to these municipal lease obligations is the possibility that a municipality will not appropriate funds for lease payments.  Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult.  The Adviser will seek to minimize these risks by not investing more than 10% of the total assets of the Fund in lease obligations that contain “non-appropriation” clauses.  In evaluating a potential investment in such a lease obligation, the Adviser will consider: (1) the credit quality of the obligor, (2) whether the underlying property is essential to a government function, and (3) whether the lease obligation contains covenants prohibiting the obligor from substituting similar property if the obligor fails to make appropriations for the lease obligation.  Municipal lease obligations may be determined to be liquid in accordance with guidelines established under the supervision of the Board of Trustees and other factors the Adviser may determine to be relevant to such determination.  In determining the liquidity of municipal lease obligations, the Adviser will consider a variety of factors including: (1) the willingness of dealers to bid for the security;

(2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades and quotes for the obligation; and (4) the nature of the marketplace trades.  In addition, the Adviser will consider factors unique to particular lease obligations affecting their marketability.  These include the general creditworthiness of the municipality, the importance of the property covered by the lease to the municipality, and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by the Fund.

The Board of Trustees is responsible for supervising the determination of the credit quality of unrated municipal lease obligations on an ongoing basis, including an assessment of the likelihood that the lease will not be cancelled.

DESCRIPTION OF BOND RATINGS

The various ratings used by the NRSROs are described below.  A rating by an NRSRO represents the organization’s opinion as to the credit quality of the security being traded.  However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer.  Consequently, the Adviser believes that individual analysts give different weightings to the various factors involved in credit analysis and the quality of fixed-income securities in which the Funds may invest should be continuously reviewed  A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one NRSRO, each rating is evaluated independently.  Ratings are based on current information furnished by the issuer or obtained from other sources that are considered reliable by the NRSROs.  Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

Description of Moody’s Investors Service, Inc.’s Bond Ratings:

Aaa:        Bonds which are rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edged.”  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa:          Bonds rated Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements that make the long-term risks appear somewhat larger than in Aaa securities.

A:            Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations.  Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa:        Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured.  Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody’s applies numerical modifiers (1, 2 and 3) with respect to bonds rated Aa, A and Baa.  The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

Description of Standard & Poor’s Ratings Group’s Bond Ratings:

AAA:      Bonds rated AAA have the highest rating assigned by Standard & Poor’s to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA:         Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A:            Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB:      Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal.  Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

Description of Fitch Ratings Ltd.’s Bond Ratings:

AAA:      Highest credit quality.  ‘AAA’ rating denotes the lowest expectation of default risk and is assigned only in cases of exceptionally strong capacity for payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.

AA:         Very high credit quality.  ‘AA’ rating denotes expectations of very low default risk and indicates very strong capacity for payment of financial commitments.  This capacity is not significantly vulnerable to foreseeable events.

A:            High credit quality.  ‘A’ rating denotes expectations of low default risk and the capacity for payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB:      Good credit quality.  ‘BBB’ rating indicates that expectations of default risk are currently low.  The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within a rating category.

INVESTMENT LIMITATIONS

The Funds have adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Funds.  These limitations may not be changed with respect to any Fund without the affirmative vote of a majority of the outstanding voting shares of such Fund.  For purposes of the discussion of these fundamental investment limitations, the term “majority” of the outstanding shares of a Fund means the lesser of (i) 67% of the Fund’s outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of the Fund’s outstanding shares.

Under these fundamental limitations, each of the Balanced Fund and the Equity Fund may not:

(1)
Issue senior securities, borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of the Fund’s total assets, or (b) in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities if, immediately after such borrowing, the value of a Fund’s assets, including all borrowings then outstanding, less its liabilities (excluding all borrowings), is equal to at least 300% of the aggregate amount of borrowings then outstanding, and may pledge its assets to secure all such borrowings;

(2)
Invest in restricted securities, or invest more than 10% of a Fund’s assets in other illiquid securities, including repurchase agreements maturing in over seven days, and other securities for which there is no established market or for which market quotations are not readily available;

(3)	Acquire foreign securities, except that the Funds may acquire foreign securities sold as American Depositary Receipts in amounts not in excess of 5% of each Fund’s assets;

(4)
Purchase securities of other investment companies, except through purchases in the open market involving only customary brokerage commissions and as a result of which not more than 5% of a Fund’s total assets would be invested in such securities, or except as part of a merger, consolidation or other acquisition;

(5)
Invest more than 5% of the value of its total assets in the securities of any one corporate issuer or purchase more than 10% of the outstanding voting securities or of any class of securities of any one corporate issuer;

(6)
Invest 25% or more of the value of its total assets in any one industry or group of industries (except that securities of the U.S. Government, its agencies and instrumentalities are not subject to these limitations);

(7)
Invest in the securities of any issuer if any of the officers or trustees of the Trust or its Adviser who own beneficially more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of the outstanding securities of such issuer;

(8)	Invest for the purpose of exercising control or management of another issuer;

(9)
Invest in interests in real estate, real estate mortgage loans, oil, gas or other mineral exploration or development programs, except that the Funds may invest in the securities of companies (other than those which are not readily marketable) which own or deal in such things, and the Funds may invest in certain mortgage backed securities as described in the Prospectus;

(10)	Underwrite securities issued by others, except to the extent a Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

(11)	Purchase securities on margin (but the Funds may obtain such short-term credits as may be necessary for the clearance of transactions);

(12)
Make short sales of securities or maintain a short position, except short sales “against the box”  (A short sale is made by selling a security the Fund does not own. A short sale is “against the box” to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.);

(13)	Participate on a joint or joint and several basis in any trading account in securities;

(14)	Make loans of money or securities, except that the Funds may invest in repurchase agreements;

(15)	Invest in securities of issuers which have a record of less than three years’ continuous operation (including predecessors and, in the case of bonds, guarantors); or

(16)	Write, acquire or sell puts, calls or combinations thereof, or purchase or sell commodities, commodities contracts, futures contracts, warrants on commodities or related options.

Under these fundamental limitations, the Tax Exempt Virginia Fund may not:

(1)
Issue senior securities, borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of the Fund’s total assets, or (b) in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities, in amounts not exceeding 15% of its total assets, and may pledge its assets to secure all such borrowings;

(2)	Invest for the purpose of exercising control or management of another issuer;

(3)
Invest in interests in real estate, real estate mortgage loans, oil, gas or other mineral exploration or development programs, except that the Fund may invest in the securities of companies (other than those which are not readily marketable) which own or deal in such things;

(4)	Underwrite securities issued by others, except to the extent the Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

(5)	Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

(6)	Make short sales of securities or maintain a short position, except short sales “against the box”;

(7)	Participate on a joint or joint and several basis in any trading account in securities;

(8)	Make loans of money or securities, except that the Fund may invest in repurchase agreements;

(9)	Invest in securities of issuers which have a record of less than three years’ continuous operation (including predecessors and, in the case of bonds, guarantors);

(10)	Write, purchase or sell commodities, commodities contracts, futures contracts or related options;

(11)
Invest, with respect to at least 50% of its total assets, more than 5% in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities) or acquire more than 25% of the outstanding voting securities of any issuer; or

(12)	Invest in restricted securities.

Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation.  However, in the case of the borrowing limitation (limitation number 1, above), each Fund will, to the extent necessary, reduce its existing borrowings to comply with the limitation.

While the Funds have reserved the right to make short sales “against the box” (limitation number 12, above for the Balanced Fund and the Equity Fund and limitation number 6, above for the Tax Exempt Virginia Fund), the Adviser has no present intention of engaging in such transactions at this time or during the coming year.

TRUSTEES AND OFFICERS

Overall responsibility for management of the Trust rests with the Board of Trustees.  The Trustees, in turn, elect the officers of the Trust.  The Trustees serve until their retirement at age 75, subject to periodic review, and the officers are elected annually.  The following is a list of the Trustees and executive officers of the Trust.  Each Trustee who is an “interested person” of the Trust, as defined by the 1940 Act, is indicated by an asterisk.

Name, Address and Age	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years and Directorships of Various Companies	Number of Portfolios in Trust Overseen by Trustee
Interested Trustees:

*Austin Brockenbrough, III (age 73) 1802 Bayberry Court, Suite 400 Richmond, Virginia 23226	Since September 1988	Trustee; Vice President of The Jamestown Funds	President and Managing Director of Lowe, Brockenbrough & Company, Inc., Richmond, Virginia; Director of Tredegar Corporation (plastics manufacturer) and Wilkinson O’Grady & Co. Inc. (global asset manager)	9

*John T. Bruce (age 56) 800 Main Street Lynchburg, Virginia 24504	Since September 1988	Trustee; President of the Flippin, Bruce & Porter Funds	President, Director and member of Executive Committee of Flippin, Bruce & Porter, Inc., Lynchburg, Virginia	9

*Charles M. Caravati, Jr. (age 73) 931 Broad Street Road Manakin-Sabot, Virginia 23103	Since June 1991	Chairman and Trustee	Retired physician; retired President of Dermatology Associates of Virginia, P.C.	9

Independent Trustees:

Robert S. Harris, Ph. D. (age 60) 100 Darden Boulevard Charlottesville, Virginia 22903	Since January 2007	Trustee	C. Stewart Sheppard Professor of Business Administration at The Darden Graduate School of Business Administration at the University of Virginia; prior to August 2005, the Dean at The Darden Graduate School; consultant to corporations and government agencies	9

J. Finley Lee, Jr., Ph.D. (age 70) 448 Pond Apple Drive North Naples, Florida 34119	Since September 1988	Trustee	Retired Julian Price Professor Emeritus, University of North Carolina	9

Richard L. Morrill, Ph.D. (age 71) G19 Boatwright Library Richmond, Virginia 23173	Since March 1993	Trustee	President of the Teagle Foundation; (charitable foundation); Chancellor of the University of Richmond; Director of Tredegar Corporation (plastics manufacturer) and Albemarle Corporation (polymers and chemicals manufacturer)	9

Harris V. Morrissette (age 50) 100 Jacintoport Boulevard Saraland, Alabama 36571	Since March 1993	Trustee	President of China Doll Rice and Beans, Inc and Dixie Lily Foods; Chairman of Azalea Aviation, Inc. (airplane fueling); Director of International Shipholding Corporation (cargo transportation); Director of BancTrust Financial Group, Inc. (bank holding company); prior to June 2007, Chief Executive Officer of Marshall Biscuit Co. Inc.	9

Samuel B. Witt, III (age 74) 302 Clovelly Road Richmond, Virginia 23221	Since November 1988	Trustee	Retired Senior Vice President and General Counsel of Stateside Associates, Inc. (state and local government relations consultants); Director of The Swiss Helvetia Fund, Inc. (closed-end investment company)	9

Executive Officers:

John P. Ackerly, IV (age 46) One James Center, 901 E. Cary Street Richmond, Virginia 23219	Since November 1997	President of The Davenport Core Fund	Senior Vice President of Davenport & Company LLC, Richmond, Virginia

Margaret H. Alves (age 38) 210 St. Joseph Street Mobile, Alabama 36602	Since February 2006	Compliance Officer of The Government Street Funds	Chief Compliance Officer and Director of Leavell Investment Management, Inc., Mobile, Alabama; prior to April 2006, associate attorney with Alford, Clausen & McDonald, LLC

Tina H. Bloom (age 41) 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246	Since August 2006	Chief Compliance Officer	Vice President of Ultimus Fund Solutions, LLC (the Trust’s administrator) and Ultimus Fund Distributors, LLC (the Trust’s principal underwriter)

Charles M. Caravati, III (age 44) 1802 Bayberry Court, Suite 400 Richmond, Virginia 23226	Since January 1996	President of The Jamestown Balanced Fund and The Jamestown Equity Fund	Managing Director of Lowe, Brockenbrough & Company, Inc., Richmond, Virginia

Robert G. Dorsey (age 53) 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246	Since November 2000	Vice President	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC

John M. Flippin (age 68) 800 Main Street Lynchburg, Virginia 24504	Since September 1988	Vice President of the Flippin, Bruce & Porter Funds	Director of Flippin, Bruce & Porter, Inc., Lynchburg, Virginia

John H. Hanna, IV (age 54) 800 Main Street Lynchburg, Virginia 24504	Since February 2007	Vice President of the Flippin, Bruce & Porter Funds	Vice President, Director and member of Executive Committee of Flippin, Bruce & Porter, Inc., Lynchburg, Virginia

Timothy S. Healey (age 57) 800 Shades Creek Parkway, Suite 585 Birmingham, Alabama 35209	Since January 1995	Vice President of The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund	Executive Vice President and Chief Investment Officer of Leavell Investment Management, Inc., Mobile, Alabama

Mary S. Hope (age 46) 210 St. Joseph Street Mobile, Alabama 36602	Since August 2008	Vice President of The Government Street Funds	Vice President and Portfolio Manager of Leavell Investment Management, Inc., Mobile, Alabama

Joseph A. Jennings, III (age 48) 1802 Bayberry Court, Suite 400 Richmond, Virginia 23219	Since June 2005	President of The Jamestown Tax Exempt Virginia Fund	Portfolio Manager of Lowe, Brockenbrough & Company, Inc., Richmond, Virginia

Thomas W. Leavell (age 67) 210 St. Joseph Street Mobile, Alabama 36602	Since February 2004	President of The Government Street Funds	President and Chief Executive Officer of Leavell Investment Management, Inc., Mobile, Alabama

David J. Marshall (age 53) 800 Main Street Lynchburg Virginia 24504	Since February 2007	Vice President of the Flippin, Bruce & Porter Funds	Secretary, Director and member of Executive Committee of Flippin, Bruce & Porter, Inc., Lynchburg, Virginia

Denise C. Peters (age 54) One James Center, 901 E. Cary Street Richmond, Virginia 23219	Since February 2007	Compliance Officer of The Davenport Core Fund	First Vice President and Chief Compliance Officer for Davenport Asset Management Division of Davenport & Company LLC, Richmond, Virginia

R. Gregory Porter, III (age 69) 800 Main Street Lynchburg, Virginia 24504	Since September 1988	Vice President of the Flippin, Bruce & Porter Funds	Director of Flippin, Bruce & Porter, Inc., Lynchburg, Virginia

Page T. Reece (age 53) 1802 Bayberry Court, Suite 400 Richmond, Virginia 23226	Since September 2004	Compliance Officer of The Jamestown Funds	Chief Compliance Officer and Director of Operations of Lowe, Brockenbrough & Company, Inc., Richmond, Virginia

Teresa L. Sanderson (age 47) 800 Main Street Lynchburg, Virginia 24504	Since September 2004	Compliance Officer of the Flippin, Bruce & Porter Funds	Chief Compliance Officer and a Principal of Flippin, Bruce & Porter, Inc., Lynchburg, Virginia

Mark J. Seger (age 48) 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246	Since November 2000	Treasurer	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC

John F. Splain (age 53) 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246	Since November 2000	Secretary	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC

Connie R. Taylor (age 59) 1802 Bayberry Court, Suite 400 Richmond, Virginia 23226	Since March 1993	Vice President of The Jamestown Balanced Fund and The Jamestown Equity Fund	Account Administrator of Lowe, Brockenbrough & Company, Inc., Richmond, Virginia

Lawrence B. Whitlock, Jr. (age 62) 1802 Bayberry Court, Suite 400 Richmond, Virginia 23226	Since February 2002	Vice President of The Jamestown Balanced Fund and The Jamestown Equity Fund	Managing Director of Lowe, Brockenbrough & Company, Inc., Richmond, Virginia

* Austin Brockenbrough, III and John T. Bruce, as affiliated persons of investment advisers to the Trust, are “interested persons” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.  Charles M. Caravati, Jr. is the father of Charles M. Caravati, III, and is an “interested person” of the Trust by virtue of such relationship.

Trustees’ Ownership of Fund Shares.  The following table shows each Trustee’s beneficial ownership of shares of the Funds and, on an aggregate basis, of shares of all funds within the Trust overseen by the Trustee.  Information is provided as of December 31, 2009.

Name of Trustee	Dollar Range of Shares of the Funds Owned by Trustee	Aggregate Dollar Range of Shares of All Funds in Trust Overseen by Trustee
Austin Brockenbrough, III	Balanced Fund: Over $100,000	Over $100,000
Equity Fund: Over $100,000
Tax Exempt Virginia Fund: Over $100,000

John T. Bruce	Balanced Fund: None	Over $100,000
Equity Fund: $50,001 – $100,000
Tax Exempt Virginia Fund: None

Charles M. Caravati, Jr.	Balanced Fund: Over $100,000	Over $100,000
Equity Fund: None
Tax Exempt Virginia Fund: None

Independent Trustees:

Robert S. Harris	Balanced Fund: None	$10,001 – $50,000
Equity Fund: $1 – $10,000
Tax Exempt Virginia Fund: None

J. Finley Lee, Jr.	Balanced Fund: None	$50,001 – $100,000
Equity Fund: None
Tax Exempt Virginia Fund: None

Richard L. Morrill	Balanced Fund: Over $100,000	Over $100,000
Equity Fund: $50,001 – $100,000
Tax Exempt Virginia Fund: None

Harris V. Morrissette	Balanced Fund: $10,001 – $50,000	Over $100,000
Equity Fund: $10,001 – $50,000
Tax Exempt Virginia Fund: None

Samuel B. Witt, III	Balanced Fund: $1 – $10,000	$1 – $10,000
Equity Fund: None
Tax Exempt Virginia Fund: None

As of July 1, 2010, the Trustees and officers of the Trust as a group owned beneficially (i.e., had voting and/or investment power) 9.6% of the outstanding shares of the Balanced Fund, 6.2% of the outstanding shares of the Equity Fund and 1.6% of the outstanding shares of the Tax Exempt Virginia Fund.

Trustee Compensation.  No director, officer or employee of an investment adviser or principal underwriter of the Trust will receive any compensation from the Trust for serving as an officer or Trustee of the Trust, except that the Trust may compensate its Chief Compliance Officer (the “CCO”) regardless of whether such Officer is affiliated with an investment adviser or principal underwriter.  Each Trustee who is not affiliated with an investment adviser or principal underwriter of the Trust receives from the Trust an annual retainer of $8,000, payable quarterly; a fee of $1,500 for attendance at each meeting of the Board of Trustees; and $1,000 for attendance at each meeting of any committee of the Board (except that such fee is $1,500 for the committee chairman); plus reimbursement of travel and other expenses incurred in attending meetings.  The fees are split equally among all of the funds in the Trust.  The following table provides compensation amounts paid during the fiscal year ended March 31, 2010 to Trustees who are not affiliated with an investment adviser or principal underwriter of the Trust:

Trustee	Aggregate Compensation From the Funds	Pension or Retirement Benefits Accrued	Estimated Annual Benefits Upon Retirement	Total Compensation From all Funds within the Trust

Charles M. Caravati, Jr.	$ 4,317	None	None	$ 14,000
Robert S. Harris	6,650	None	None	21,500
J. Finley Lee, Jr.	6,183	None	None	20,000
Richard L. Morrill	6,500	None	None	21,000
Harris V. Morrissette	6,183	None	None	20,000
Samuel B. Witt, III	6,333	None	None	20,500

Leadership Structure and Qualifications of Trustees

The Board of Trustees consists of eight Trustees, five of whom are “non-interested” Trustees, as such term is defined in the 1940 Act (“Independent Trustees”).  The Board is responsible for the oversight of nine series, or funds, of the Trust.  In addition to the Funds, the Trust consists of the FBP Value Fund and the FBP Balanced Fund, which are managed by Flippin, Bruce & Porter, Inc. of Lynchburg, Virginia; The Government Street Equity Fund, The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund, which are managed by Leavell Investment Management, Inc. of Mobile, Alabama; and The Davenport Core Fund, which is managed by Davenport & Company LLC of Richmond, Virginia.  The Board has engaged these investment advisers to oversee the management of the funds on a day-to-day basis.  The Board is responsible for overseeing the investment advisers and the Trust’s other service providers in the operations of the funds in accordance with the 1940 Act, other applicable federal and state laws, and the Trust’s Agreement and Declaration of Trust.

The Board meets in person or by telephone at regularly scheduled meetings four times throughout the year.  In addition, the Trustees may meet in person or by telephone at special meetings or on an informal basis at other times.  The Independent Trustees also meet at least quarterly without the presence of any representatives of management.  The Board has established three standing committees and may also establish ad hoc committees or working groups from time to time to assist the Board in fulfilling its oversight responsibilities.  The Independent Trustees have also engaged independent legal counsel, and may from time to time engage consultants and other advisors to assist them in performing their oversight responsibilities.

The Board of Trustees is led by its Chairman, Dr. Charles M. Caravati, Jr.  Dr. Caravati is not affiliated with any of the Trust’s investment advisers or other service providers to the Trust; however, he is considered to be an “interested person” of the Trust within the meaning of the 1940 Act because he is the father of Charles M. Caravati, III, a Managing Director of Lowe, Brockenbrough & Company, Inc., the investment adviser for the Funds.  As Chairman, Dr. Caravati has primary responsibility for setting the agenda for each Board meeting, presiding at each Board meeting and acting as the Board’s liaison with the various investment advisers.  The Board has not appointed a lead independent trustee, and does not believe such an appointment is necessary for various reasons, including: (i) the Chairman is considered to be an “interested person” only because a familial relationship with a Managing Director of the Funds’ investment adviser disqualifies him as an Independent Trustee and has no connections with the other three investment advisers; (ii) the Board has established three standing committees composed solely of Independent Trustees to assist in its oversight functions (discussed in more detail below); and (iii) the Independent Trustees constitute a majority of the Board and have consistently worked well together and have demonstrated an ability to provide appropriate oversight to the operations of the Trust.  The Board reviews its structure regularly and believes that its leadership structure, including having a majority of Independent Trustees, coupled with the responsibilities undertaken by Dr. Caravati as Chairman, is appropriate and in the best interests of the Trust, given its specific characteristics.  The Board of Trustees also believes its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Fund management.

Board Committees.   The Board has established an Audit Committee, a Governance, Nomination and Compensation Committee and a Qualified Legal Compliance Committee.  The Board of Trustees has determined that its committees help ensure that the funds have effective and independent governance and oversight.  The members of each Committee are the five Independent Trustees:  Robert S. Harris, J. Finley Lee, Jr., Richard L. Morrill, Harris V. Morrissette and Samuel B. Witt, III.  Dr. Richard L. Morrill serves as the Chairman of the Audit Committee and Dr. Robert S. Harris serves as Chairman of the Governance, Nomination and Compensation Committee and the Qualified Legal Compliance Committee. The Chairmanship of each Committee is rotated periodically.  Each Committee Chairman has primary responsibility for setting the agendas and presides at all meetings of the Committee for which he serves as Chairman.  Each Committee Chairman facilitates communications and coordination between the Independent Trustees and management with respect to the matters overseen by that Committee.

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Audit Committee.   The Audit Committee oversees (i) the Trust’s accounting and financial reporting policies and practices, its internal controls and, as appropriate in its judgment, the internal controls of certain service providers; (ii) the quality and objectivity of the financial statements of each of the funds and the independent audits thereof; (iii) acts as liaison between the Trust’s independent registered public accounting firm and the full Board; (iv) pre-approves the scope and cost of the audit and non-audit services provided by the Trust’s independent registered public accounting firm; and (v) resolves any issues arising under the Trust’s Code of Ethics for Principal Executive and Senior Financial Officers.  The Audit Committee met three times during the fiscal year ended March 31, 2010.

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Governance, Nomination and Compensation Committee.  The Governance, Nomination and Compensation Committee is responsible for (i) selecting and nominating persons to serve as Independent Trustees; (ii) determining the level of compensation for the Independent Trustees; (iii) reviewing information relating to the investment advisory, underwriting and other contracts with third party service providers and making recommendations to the Board; (iv) monitoring the activities of the CCO and making recommendations to the Board with respect to the compliance policies and procedures of the Trust and its service providers; (v) reviewing the responsibilities of the committees of the Board and evaluating whether there is a need for additional or combined committees; and (vi) evaluating the performance of the Board of Trustees. The Governance, Nomination and Compensation Committee will review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing, addressed to the Committee at the Trust’s offices and meet any minimum qualifications that may be adopted by the Committee.  The Governance, Nomination and Compensation Committee met three times during the fiscal year ended March 31, 2010.

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Qualified Legal Compliance Committee.   The Qualified Legal Compliance Committee is responsible for receiving and investigating reports from attorneys representing the Trust of material violations of securities laws, a material breach of fiduciary duty or a similar material violation.  The Qualified Legal Compliance Committee did not meet during the fiscal year ended March 31, 2010 because no such reports were made during that period.

Qualifications of the Trustees. The Governance, Nomination and Compensation Committee reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board.  In evaluating a candidate for nomination or election as a Trustee, the Committee takes into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Committee believes contribute to good governance for the Trust.  In addition, the Trustees are subject to periodic evaluation for their continued service on the Board.  On a staggered three-year basis, members of the Governance, Nomination and Compensation Committee review the qualifications of each Trustee, evaluate his contributions to the Board and make a recommendation as to whether such Trustee should continue to serve on the Board.  The Board has concluded, based on each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with the other Trustees, that each Trustee is qualified to serve on the Board.  The Board of Trustees believes that the Trustees’ ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with the advisers, other service providers, legal counsel and independent public accountants; and to exercise effective business judgment in the performance of their duties as Trustees, support this conclusion.  In determining that a particular Trustee is and will continue to be qualified to serve as a Trustee, the Board considers a variety of criteria, none of which, in isolation, is controlling.

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Mr. Austin Brockenbrough, III is a founding partner of Lowe, Brockenbough & Company, Inc., the investment adviser to The Jamestown Funds, and currently serves as the President and Managing Director of the firm.  He has 44 years of experience in the investment management profession.  Mr. Brockenbrough holds a B.S. degree in Finance from the E. Claiborne Robins School of Business at the University of Richmond.  Mr. Brockenbrough is also a director of Tredegar Corporation, a plastics manufacturer, and Wilkinson O’Grady & Co. Inc., a global asset management firm located in New York City.  He has served as a Trustee since 1988.  The Board has concluded that Mr. Brockenbrough is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his professional investment and business experience, and his academic background.

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Mr. John T. Bruce is a founding partner and the President of Flippin, Bruce & Porter, Inc., the investment adviser to the Flippin, Bruce & Porter Funds.  From 1979 until 1985 he served as a Vice President and Portfolio Manager at Capitoline Investment Services, Inc.  Mr. Bruce holds a B.S. degree in Finance from Virginia Polytechnic Institute and State University and is a former trustee of the Virginia Tech Foundation. He is a Chartered Financial Analyst and a Chartered Investment Counselor and has 33 years of experience in the investment management profession.  He has served as a Trustee since 1988.  The Board has concluded that Mr. Bruce is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his professional investment and business experience, and his academic background.

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Dr. Charles M. Caravati, Jr. is a retired physician. He is the founder and former President of Dermatology Associates of Virginia, P.C. and has also served as President of the Medical Society of Virginia.  Dr. Caravati earned his M.D. degree from University of Virginia School of Medicine.  He has served on the Executive Committee and several operating committees at the University of Virginia where he received his B.A.  Dr. Caravati is Chairman of ChildFund International, a nonprofit organization dedicated towards the advancement of children living in poverty.  Dr. Caravati has served as a Trustee of the Trust since 1991. The Board has concluded that Dr. Caravati is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his past business experience, and leadership roles on other boards.

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Dr. Robert S. Harris, Ph.D is the C. Stewart Sheppard Professor of Business at The Darden Graduate School of Business Administration at the University of Virginia where from 2001 until 2005, he served as Dean.  Dr. Harris teaches courses in financial management and policies and valuation in financial markets.  His research has focused on corporate finance, financial market analysis and mergers and acquisitions.  He has been widely published in leading academic and practitioner journals and has authored financial textbooks.  Dr. Harris has been an active consultant and advisor to corporations and government agencies and has held a range of offices in professional societies.  He previously served as Chief Learning Officer and Vice President of United Technologies Corporation.  Dr. Harris earned a B.A. degree (summa cum laude) from Davidson College and a doctorate in economics from Princeton University.  He has served as a Trustee of the Trust since 2007.  The Board has concluded that Dr. Harris is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his distinguished academic background and positions of leadership, and his business experience.

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Dr. J. Finley Lee, Jr., Ph.D. has been a financial consultant for many years and was previously the Julian Price Professor at the Kenan-Flagler Business School at The University of North Carolina at Chapel Hill.  Dr. Lee earned an undergraduate degree from Davidson College and an M.A. degree from the University of Florida, and earned his Ph.D. as a Huebner Fellow at the Wharton School of the University of Pennsylvania.  He has served as a Trustee of the Trust since 1988.  The Board has concluded that Dr. Lee is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his distinguished academic background, and his business experience.

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Dr. Richard L. Morrill, Ph.D. serves as President of the Teagle Foundation (charitable foundation) and as Chancellor at the University of Richmond.  He was president of the University of Richmond from 1988 to 1998 and previously was president of Salem College and Centre College.  Dr. Morrill has written four books on issues of values, ethics and decision-making in higher education and has published many articles and made numerous presentations on strategic planning and leadership for colleges and universities. He has served as a board member and audit committee member of Central Fidelity Banks, Inc. and as Treasurer of The Association of American Colleges and Universities.  Dr. Morrill currently is President of the board of the Richmond Symphony Foundation and a board member of the Library of Virginia Foundation.  He is a director of the Tredegar Corporation (manufacturing firm) and the Albemarle Corporation (manufacturer of specialty chemicals).  Dr. Morrill received his B.A. degree in History from Brown University, his B.D. in Religious Thought from Yale University in 1964, and his Ph.D. in Religion from Duke University Graduate School of Arts and Sciences.  He has served as a Trustee of the Trust since 1993.  The Board has concluded that Dr. Morrill is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his distinguished academic background and expertise in the subjects of ethics and strategic planning, and his service and leadership roles on other boards.

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Mr. Harris V. Morrissette has served as president and chief executive officer of several privately held businesses.  He serves as a director of International Shipholding Corporation (cargo transportation) and BancTrust Financial Group, Inc. (bank holding company); as the chairman of Azalea Aviation, Inc. (airplane fueling); and as a board member of White-Spunner Construction, Inc. He previously served as a director of EnergySouth, Inc. until its merger with Sempra Energy in 2008.  He is a board member of a number of not-for-profit organizations, among them the Business Council of Alabama and the Economic Development Partnership of Alabama.  Mr. Morrissette holds a B.S. degree from The University of Alabama.  He has served as a Trustee of the Trust since 1993.  The Board has concluded that Mr. Morrissette is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his extensive business experience, and his service on other boards.

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Mr. Samuel B. Witt, III retired as the Senior Vice President and General Counsel of Stateside Associates, Inc. (state and local government relations consultants), and previously served as an attorney in private practice.  He has an extensive legal and business background, including serving as Vice President and Senior General Counsel of a Fortune 100 company and as European Counsel and Director of Finance for a U.S. publicly traded company.  Mr. Witt has been on the board of directors of The Swiss Helvetia Fund, Inc. (a closed-end investment company) since 1987 and is currently the chairman of the board.  He has also served as a board member and president of the Virginia Military Institute Board of Visitors, as a trustee of the George C. Marshall Foundation and the University of Virginia Law School Foundation, and as a board member of the John Marshall Foundation, Gateway Homes, Inc. and the College Orientation Workshop.  He holds a B.A. degree from the Virginia Military Institute and a LL.B. degree from the University of Virginia School of Law, and attended the Harvard Business School’s Senior International Management Program.  Mr. Witt has served as a Trustee of the Trust since November 1988.  The Board has concluded that Mr. Witt is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his academic background, his business and legal experience, and his past experience and leadership roles on other boards, including the board of another investment company.

Risk Oversight. An integral part of the Board’s overall responsibility for overseeing the management and operations of the Trust is the Board’s oversight of the risk management of the Trust’s investment programs and business affairs.  The funds are subject to a number of risks, such as investment risk, credit risk, valuation risk, operational risk, and legal, compliance and regulatory risk.  The Trust, the investment advisers and the other service providers have implemented various processes, procedures and controls to identify risks to the funds, to lessen the probability of their occurrence and to mitigate any adverse effect should they occur.  Different processes, procedures and controls are employed with respect to different types of risks.  These systems include those that are embedded in the conduct of the regular operations of the Board and in the regular responsibilities of the officers of the Trust and the other service providers.

The Board of Trustees exercises oversight of the risk management process through the Board itself and through the various committees.  In addition to adopting, and periodically reviewing, policies and procedures designed to address risks to the funds, the Board of Trustees requires management of the advisers and the Trust, including the Trust’s CCO, to report to the Board and the committees on a variety of matters, including matters relating to risk management, at regular and special meetings.  The Board and the committees receive regular reports from the Trust’s independent public accountants on internal control and financial reporting matters.  On at least an annual basis, the Independent Directors meet separately with the Trust’s CCO outside the presence of management, to discuss issues related to compliance.  Furthermore, the Board receives a quarterly report from the Trust’s CCO regarding the operation of the compliance policies and procedures of the Trust and its primary service providers.  The Trust’s CCO is supported by four compliance officers, each of whom serve at the fund complex level, and periodically attend Board meetings.  The Board also receives quarterly reports from the investment advisers on the investments and securities trading of the funds, including their investment performance, as well as reports regarding the valuation of the funds’ securities.  In addition, in its annual review of the funds’ advisory agreements, the Board reviews information provided by the advisers relating to their operational capabilities, financial condition and resources.  The Board also conducts an annual self-evaluation that includes a review of its effectiveness in overseeing the number of funds in the Trust and the effectiveness of its committee structure.

Although the risk management policies of the investment advisers and the Trust’s other service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective.  Not all risks that may affect the Trust can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond the control of the Trust, the investment advisers or their affiliates, or other service providers to the Trust.  The Board may at any time, and in its sole discretion, change the manner in which it conducts its risk oversight role.

INVESTMENT ADVISER

Lowe, Brockenbrough & Company, Inc. (the “Adviser”) supervises each Fund’s investments pursuant to an Investment Advisory Agreement (the “Advisory Agreement”) described in the Prospectus.  Each Fund’s Advisory Agreement is effective until April 1 , 2011 and is subject to annual approval by the Board of Trustees or by vote of a majority of the Fund’s outstanding voting securities, provided such continuance is also approved by a majority of the Trustees who are not “interested persons” of the Trust or the Adviser by vote cast in person at a meeting called for the purpose of voting on such approval.  The Advisory Agreement is terminable without penalty on sixty days notice by the Board of Trustees of the Trust or by the Adviser.  The Advisory Agreement provides that it will terminate automatically in the event of its assignment.

Compensation of the Adviser with respect to the Balanced Fund, based upon the Fund’s average daily net assets, is at the following annual rates: on the first $250 million, 0.65%; on the next $250 million, 0.60%; and on assets over $500 million, 0.55%. For the fiscal years ended March 31, 2010, 2009 and 2008, the Balanced Fund paid the Adviser advisory fees of $145,211, $175,645 and $249,840, respectively.

Compensation of the Adviser with respect to the Equity Fund, based upon the Fund’s average daily net assets, is at the following annual rates: on the first $500 million, 0.65%; and on assets over $500 million, 0.55%.  For the fiscal years ended March 31, 2010, 2009 and 2008, the Equity Fund paid the Adviser advisory fees of $148,417, $171,966 and $241,294, respectively.

Compensation of the Adviser with respect to the Tax Exempt Virginia Fund, based upon the Fund’s average daily net assets, is at the following annual rates: on the first $250 million, 0.40%; on the next $250 million, 0.35%; and on assets over $500 million, 0.30%.  For the fiscal years ended March 31, 2010, 2009 and 2008, the Tax Exempt Virginia Fund paid the Adviser advisory fees of $114,752 (which was net of voluntary fee waivers of $19,113), $95,993 (which was net of voluntary fee waivers of $24,741) and $91,376 (which was net of voluntary fee waivers of $22,202), respectively.

The Adviser, organized as a Virginia corporation in 1970, is controlled by its majority shareholder, Austin Brockenbrough, III.  As an affiliate of the Adviser, Mr. Brockenbrough may directly or indirectly receive benefits from the advisory fees paid to the Adviser.  In addition to acting as adviser to the Funds, the Adviser also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals.

The Adviser provides a continuous investment program for the Funds, including investment research and management with respect to all securities, investments, cash and cash equivalents of the Funds.  The Adviser determines what securities and other investments will be purchased, retained or sold by the Funds, and does so in accordance with the investment objectives and policies of the Funds as described herein and in the Prospectus. The Adviser places all securities orders for the Funds, determining with which broker, dealer, or issuer to place the orders.  The Adviser must adhere to the brokerage policies of the Funds in placing all orders, the substance of which policies are that the Adviser must seek at all times the most favorable price and execution for all securities brokerage transactions.  The Adviser also provides, at its own expense, certain executive officers to the Trust, and pays the entire cost of distributing Fund shares.

The Adviser may enter into arrangements with certain brokerage firms and financial institutions to provide administrative, shareholder sub-accounting and other services, including sales-related services.  The Funds may compensate these organizations for their administrative and shareholder sub-accounting (but not sales-related) services based on the number of customer accounts maintained in the Funds by such organizations.  The Adviser, not the Funds, may further compensate these organizations for their sales-related services; however, the payment of such compensation by the Adviser will not affect the expense ratios of the Funds.

Portfolio Managers

Other Accounts Managed (as of March 31, 2010)

The Portfolio Managers are also responsible for the day-to-day management of other accounts, as indicated in the following table.  None of these accounts has an advisory fee based on the performance of the account.  Each Portfolio Manager’s name is followed by a number(s) representing the Fund(s) for which the Portfolio Manager is responsible for providing investment advisory services.

Name of Portfolio Manager	Type of Accounts	Number of Accounts Managed	Total Assets in Accounts Managed	Number of Accounts with Advisory Fee Based on Performance	Total Assets in Accounts with Advisory Fee Based on Performance
Charles M. Caravati, III (1,2)	Registered investment companies:	0	$ 0	0	$ 0
	Other pooled investment vehicles:	0	$ 0	0	$ 0
	Other accounts:	48	$86 million	0	$ 0
Lawrence B. Whitlock, Jr. (1,2)	Registered investment companies:	0	$ 0	0	$ 0
	Other pooled investment vehicles:	0	$ 0	0	$ 0
	Other accounts:	81	$159 million	0	$ 0
Joseph A. Jennings, III (1,3)	Registered investment companies:	0	$ 0	0	$ 0
	Other pooled investment vehicles:	0	$ 0	0	$ 0
	Other accounts:	191	$222 million	0	$ 0

1.	The Jamestown Balanced Fund
2.	The Jamestown Equity Fund
3.	The Jamestown Tax-Exempt Virginia Fund

Potential Conflicts of Interest

The Portfolio Managers generally oversee other advisory accounts that adhere to an investment strategy similar to that of the Fund or Funds for which they serve.  Conflicts of interest may arise in connection with the management of a Fund’s investments, the management of other advisory accounts, and personal trading by Portfolio Managers.  The Adviser has an obligation to allocate investment opportunities to all of its clients, including the Funds, in a manner that is fair and equitable over time.  Policies and procedures have been adopted to ensure this equitable allocation among clients.  In addition, procedures are in place to monitor personal trading by the Portfolio Managers to ensure that the interests of the Adviser’s clients come first.

Compensation

The Adviser compensates the Portfolio Managers of the Funds with a combination of fixed salary, annual profit sharing contribution and an incentive bonus.  Incentive bonuses are based on the Adviser’s profitability and the Portfolio Manager’s contribution to the Adviser.  The fixed salary component represents the majority of the annual compensation.

Ownership of Fund Shares

The following table indicates, as of March 31, 2010, the dollar value of shares beneficially owned by the Portfolio Managers of the Fund or Funds for which the Portfolio Manager serves.

Name of Portfolio Manager	Fund Shares Beneficially Owned	Dollar Value of Fund Shares Beneficially Owned
Charles M. Caravati, III	Jamestown Balanced Fund	$100,001 – $500,000
	Jamestown Equity Fund	$50,001 – $100,000
Lawrence B. Whitlock, Jr.	Jamestown Balanced Fund	None
	Jamestown Equity Fund	$100,001 – $500,000
Joseph A. Jennings, III	Jamestown Balanced Fund	None
	Jamestown Tax Exempt Virginia Fund	None

ADMINISTRATOR

The Trust retains Ultimus Fund Solutions, LLC (the “Administrator”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, to provide the Funds with administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services.  The Administrator maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of each Fund’s shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions.  The Administrator also provides accounting and pricing services to the Funds and supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services.  The Administrator supervises the preparation of tax returns, reports to shareholders of the Funds, reports to and filings with the SEC and state securities commissions, and materials for meetings of the Board of Trustees.

For the performance of these services, each Fund pays the Administrator a fee at the annual rate of 0.15% of the average value of its daily net assets up to $25 million, 0.125% of such assets from $25 million to $50 million, and 0.10% of such assets in excess of $50 million.  The minimum fee is $4,000 per month with respect to each of the Balanced Fund and the Equity Fund and $3,500 per month with respect to the Tax Exempt Virginia Fund.  In addition, the Funds pay out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage, communication lines and all costs of external pricing services.  For the fiscal years ended March 31, 2010, 2009 and 2008, the Balanced Fund paid administration fees to the Administrator of $48,000, $48,039 and $54,626, respectively; the Equity Fund paid administration fees to the Administrator of $48,000, $48,146 and $52,884, respectively; and the Tax Exempt Virginia Fund paid administration fees to the Administrator of $48,153, $44,055 and $41,915, respectively.

Under the terms of a Compliance Consulting Agreement between the Trust and the Administrator, the Administrator provides an individual to serve as the Trust’s CCO.  For these services, the Funds pay the Administrator an annual base fee of $18,600 plus an asset-based fee equal to 0.01% per annum on aggregate average net assets in excess of $100 million.  In addition, the Funds reimburse the Administrator for any out-of-pocket expenses incurred for these services.  For the fiscal years ended March 31, 2010, 2009 and 2008, the Balanced Fund paid compliance service fees to the Administrator of $5,373, $4,876 and $5,764, respectively; the Equity Fund paid compliance service fees to the Administrator of $5,373, $4,883 and $5,735, respectively; and the Tax Exempt Virginia Fund paid compliance service fees to the Administrator of $5,373, $4,890 and $5,417, respectively.

DISTRIBUTOR

Ultimus Fund Distributors, LLC (the “Distributor”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as principal underwriter for the Funds pursuant to a Distribution Agreement. Shares are sold on a continuous basis by the Distributor.  The Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, but it is not obliged to sell any particular amount of shares.  The Distribution Agreement provides that, unless sooner terminated, it will continue in effect so long as such continuance is approved at least annually (i) by the Board of Trustees or a vote of a majority of the outstanding shares, and (ii) by a majority of the Trustees who are not “interested persons” of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.  The Distribution Agreement may be terminated by the Funds at any time, without the payment of any penalty, by vote of a majority of the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Funds on sixty days written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on sixty days written notice to the Trust.  The Distribution Agreement will automatically terminate in the event of its assignment.  The Distributor is an affiliate of the Administrator and Robert G. Dorsey, Mark J. Seger and John F. Splain are each Managing Directors of the Distributor and officers of the Trust.

OTHER SERVICE PROVIDERS

The firm of Ernst & Young LLP, independent registered public accounting firm, 312 Walnut Street, Suite 1900, Cincinnati, Ohio 45202 , has been retained by the Board of Trustees to perform an independent audit of the financial statements of the Trust and to advise the Trust as to matters of accounting and federal and state income taxation, as requested.

Sullivan & Worcester LLP, One Post Office Square, Boston Massachusetts 02109, serves as legal counsel to the Trust and the Independent Trustees.

The Custodian of the Funds’ assets is US Bank NA, 425 Walnut Street, Cincinnati, Ohio 45202.  The Custodian holds all cash and securities of the Funds (either in its possession or in its favor through “book entry systems” authorized by the Trustees in accordance with the 1940 Act), collects all income and effects all securities transactions on behalf of the Funds.

PORTFOLIO SECURITIES AND BROKERAGE

It is the Funds’ practice to seek the best price and execution for all portfolio securities transactions.  The Adviser (subject to the general supervision of the Board of Trustees) directs the execution of the Funds’ portfolio transactions.

The Funds’ fixed income portfolio transactions will normally be principal transactions executed in over-the-counter markets on a “net” basis, which may include a dealer markup. The Funds’ common stock portfolio transactions will normally be exchange traded and effected through broker-dealers who charge brokerage commissions.  Options will also normally be exchange traded involving the payment of commissions.  With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.

During the fiscal years ended March 31, 2010, 2009 and 2008, the total brokerage commissions paid by the Balanced Fund were $23,936, $30,874 and $34,776, respectively.  During the fiscal years ended March 31, 2010, 2009 and 2008, the total brokerage commissions paid by the Equity Fund were $40,080, $52,060 and $44,421, respectively.  No brokerage commissions were paid by the Tax Exempt Virginia Fund during each of the last three fiscal years.

Subject to the requirements of the 1940 Act and procedures adopted by the Board of Trustees, the Funds may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or (iii) an affiliated person of which is an affiliated person of the Trust or the Adviser.

While there is no formula, agreement or undertaking to do so, a portion of the Funds’ brokerage commissions may, in the discretion of the Adviser, be allocated to those brokers or dealers that provide the Adviser with research services.  The types of research services that the Adviser may obtain include, but are not limited to, investment recommendations, financial, economic, political, fundamental and technical market and interest rate data, and other statistical or research services.  Much of the information so obtained may also be used by the Adviser for the benefit of the other clients it may have.  Conversely, the Funds may benefit from such transactions effected for the benefit of other clients.  In all cases, the Adviser is obligated to effect transactions for the Funds based upon obtaining the most favorable price and execution.  Factors considered by the Adviser in determining whether the Funds will receive the most favorable price and execution include, among other things: the size of the order, the broker’s ability to effect and settle the transaction promptly and efficiently and the Adviser’s perception of the broker’s reliability, integrity and financial condition.  During the fiscal year ended March 31, 2010, the amounts of brokerage transactions and related commissions directed to brokers because of research services provided were $19,901,648 and $28,539, respectively, for the Equity Fund.

In order to reduce the total operating expenses of the Balanced Fund and the Equity Fund, a portion of each Fund’s operating expenses have been paid through an arrangement with a third party broker-dealer who is compensated through commission trades.  Expenses reimbursed through the directed brokerage arrangement for the fiscal year ended March 31, 2010 were $18,000 for the Balanced Fund and $11,000 for the Equity Fund.

As of March 31, 2010, the Funds held securities issued by parent companies of the following of the Trust’s “regular broker-dealers” as defined in the 1940 Act:

Fund	Type of Security	Regular Broker-Dealer	Market Value as of March 31, 2010
Balanced Fund	Common Stock	Banc of America Securities LLC	$26,775
	Common Stock	Goldman, Sachs & Co.	307,134
	Common Stock	J.P. Morgan Securities Inc.	295,350
	Debt	J.P. Morgan Securities Inc.	314,528
	Debt	Morgan Stanley & Co. Incorporated	266,059
	Debt	BB&T Investment Services, Inc.	343,794
Equity Fund	Common Stock	Goldman, Sachs & Co.	$511,890
	Common Stock	J.P. Morgan Securities Inc.	528,050

Codes of Ethics.   The Trust, the Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act which permits personnel subject to the Code of Ethics to invest in securities, including securities that may be purchased or held by the Funds.  The Codes of Ethics adopted by the Trust, the Adviser and the Distributor are on public file with, and are available from, the SEC.

SPECIAL SHAREHOLDER SERVICES

As noted in the Prospectus, the Funds offer the following shareholder services:

Regular Account.  The regular account allows for voluntary investments to be made at any time. When an investor makes an initial investment in the Funds, a shareholder account is opened in accordance with the investor’s registration instructions.  Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a statement showing the transaction.

Automatic Investment Plan.  The automatic investment plan enables shareholders to make regular periodic investments in shares through automatic charges to their checking account.  With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the net asset value on or about the fifteenth and/or the last business day of the month as indicated on the Account Application.  The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

Systematic Withdrawal Plan.  Shareholders owning shares with a value of $10,000 or more may establish a Systematic Withdrawal Plan.  A shareholder may receive monthly or bi-monthly payments, in amounts of not less than $100 per payment, by authorizing the Funds to redeem the necessary number of shares periodically (on the 15th and/or the last business day of the month).  Payments may be made directly to an investor’s account with a commercial bank or other depository institution via an Automated Clearing House (“ACH”) transaction.

Instructions for establishing this service are included in the Account Application or are available by calling the Funds.  Payments may also be made by check made payable to the designated recipient and mailed within 7 days of the withdrawal date.  If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see “Signature Guarantees” in the Prospectus).  A corporation (or partnership) must also submit a “Corporate Resolution” (or “Certification of Partnership”) indicating the names, titles and required number of signatures authorized to act on its behalf.  The application must be signed by a duly authorized officer(s) and the corporate seal affixed.  No redemption fees are charged to shareholders under this plan.  Costs in conjunction with the administration of the plan are borne by the Funds.  Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment.  In addition, systematic withdrawals may result in realized long-term or short-term capital gains or losses, or, in certain circumstances, may be treated as dividends for tax purposes.  The Systematic Withdrawal Plan may be terminated at any time by the Funds upon sixty days written notice or by a shareholder upon written notice to the Funds. Applications and further details may be obtained by calling the Funds at 1-866-738-1126, or by writing to:

The Jamestown Funds
Shareholder Services
P.O. Box 46707
Cincinnati, Ohio 45246-0707

Transfer of Registration.  To transfer shares to another owner, send a written request to the Funds at the address shown herein. Your request should include the following:  (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see the Prospectus under the heading “Signature Guarantees”); and (5) any additional documents that are required for transfer by corporations, administrators, executors, trustees, guardians, etc.  If you have any questions about transferring shares, call or write the Funds.

PURCHASE OF SHARES

The purchase price of shares of each Fund is the net asset value next determined after the order is received.  An order received prior to the close of the regular session of trading on the New York Stock Exchange (the “Exchange”), generally 4:00 p.m. Eastern time, will be executed at the price computed on the date of receipt; and an order received after that time will be executed at the price computed on the next Business Day.  An order to purchase shares is not binding on the Funds until it has been confirmed in writing (or unless other arrangements have been made with the Funds, for example in the case of orders utilizing wire transfer of funds) and payment has been received.

Due to Internal Revenue Service regulations, applications without social security or tax identification numbers will not be accepted.  If, however, you have already applied for a social security or tax identification number at the time of completing your account application, the application should so indicate.  The Funds are required to, and will, withhold taxes on all distributions and redemption proceeds if the number is not delivered to the Funds within 60 days.

Each Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders, and (iii) to reduce or waive the minimum for initial and subsequent investments under some circumstances, including circumstances where certain economies can be achieved in sales of Fund shares.

Purchases in Kind.  The Funds may accept securities in lieu of cash in payment for the purchase of shares of the Funds.  The acceptance of such securities is at the sole discretion of the Adviser based upon the suitability of the securities accepted for inclusion as a long term investment of the Funds, the marketability of such securities, and other factors that the Adviser may deem appropriate.  If accepted, the securities will be valued using the same criteria and methods as described in “How Net Asset Value is Determined” in the Prospectus.

Employees and Affiliates of the Funds.  The Funds have adopted initial investment minimums for the purpose of reducing the cost to the Funds (and consequently to the shareholders) of communicating with and servicing their shareholders.  However, a reduced minimum initial investment requirement of $1,000 applies to Trustees, officers and employees of the Funds, the Adviser and certain parties related thereto, including clients of the Adviser or any sponsor, officer, committee member thereof, or the immediate family of any of them.  In addition, accounts having the same mailing address may be aggregated for purposes of the minimum investment if shareholders consent in writing to share a single mailing of shareholder reports, proxy statements (but each such shareholder would receive his/her own proxy) and other Fund literature.

REDEMPTION OF SHARES

Each Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the Exchange is closed, or trading on the Exchange is restricted as determined by the SEC, (ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the SEC may permit.

No charge is made by the Funds for redemptions, although the Trustees could impose a redemption charge in the future.  Any redemption may be for more or less than the amount of the shareholder’s investment depending on the market value of securities held by the Funds.

There is currently no charge by the Funds for wire redemptions. However, the Funds reserve the right, upon thirty days written notice, to make reasonable charges for wire redemptions.  All charges will be deducted from your account by redemption of shares in your account.  Your bank or brokerage firm may also impose a charge for processing the wire.  In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

Redemptions in Kind.  The Funds do not intend, under normal circumstances, to redeem their securities by payment in kind.  It is possible, however, that conditions may exist which would, in the opinion of the Adviser, make it in the best interests of the Funds and their shareholders to do so.  The Board of Trustees has authorized payment to be made in portfolio securities or other property of the Funds.  Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share.  Shareholders receiving them would incur brokerage costs when these securities are sold.  An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein each Fund commits itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Funds who redeems during any ninety day period, the lesser of (a) $250,000 or (b) one percent (1%) of a Fund’s net assets at the beginning of such period unless the shareholder consents to receiving the entire distribution in kind.

NET ASSET VALUE DETERMINATION

Under the 1940 Act, the Trustees are responsible for overseeing the good faith determination of the  fair value of the securities and other assets of the Funds, and they have adopted procedures to do so, as follows. The net asset value of each Fund is determined as of the close of the regular session of trading on the Exchange (currently 4:00 p.m. Eastern time) on each “Business Day.”  A Business Day means any day, Monday through Friday, except for the following holidays:  New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day and Christmas.  Net asset value per share is determined by dividing the total value of all Fund securities and other assets, less liabilities, by the total number of shares then outstanding.  Net asset value includes interest on fixed income securities, which is accrued daily.

FUND EXPENSES

Each Fund pays all expenses not assumed by the Adviser, including its advisory fees.  Fund expenses include, among others, the fees and expense, if any, of the Trustees who are not “affiliated persons” of the Adviser or the Distributor, fees of the Custodian, interest expense, taxes, brokerage fees and commissions, fees and expenses of the Funds’ shareholder servicing operations, fees and expenses of qualifying and registering the Funds’ shares under federal and state securities laws, expenses of preparing, printing and distributing prospectuses and reports to existing shareholders, auditing and legal expenses, insurance expenses, association dues, fees and expenses of the Trust’s CCO, and the expense of shareholders’ meetings and proxy solicitations.  The Funds are also liable for any nonrecurring expenses as may arise such as litigation to which the Funds may be a party.  The Funds may be obligated to indemnify the Trustees and officers with respect to such litigation.  All expenses of a Fund are accrued daily on the books of the Fund at a rate which, to the best of its belief, is equal to the actual expenses expected to be incurred by the Fund in accordance with generally accepted accounting practices.

General Trust expenses are allocated among the Trust’s series, or funds, on a fair and equitable basis by the Board of Trustees, which may be based on relative net assets of each fund (on the date the expense is paid) or the nature of the services performed and the relative applicability to each fund.

ADDITIONAL TAX INFORMATION

Taxation of the Funds.  Each Fund has qualified and intends to qualify annually for the special tax treatment afforded a “regulated investment company” (“RIC”) under Subchapter M of the Internal Revenue Code of 1986 (the “Code”) so that it does not pay federal taxes on income and capital gains distributed to shareholders.  Among the requirements to qualify under Subchapter M, each Fund must distribute annually at least 90% of its net investment income.  In addition to this distribution requirement, each Fund must (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies, or from net income derived from an interest in a qualified publicly traded partnership (“PTP”); and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund’s total assets is represented by cash, U.S. Government securities, securities of other RICs and other securities (for this purpose such other securities will qualify only if the Fund’s investment is limited in respect to any issuer to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund’s total assets is invested in securities (other than U.S. Government securities or securities of other RICs) of any one issuer, the securities of any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified PTPs.  For these purposes, a qualified PTP is generally a PTP other than one where at least 90% of its gross income is gross income that would otherwise be qualifying income for a RIC.

While the above requirements are aimed at qualification of the Funds as RICs under Subchapter M of the Code, the Funds also intend to comply with certain requirements of the Code to avoid liability for federal income and excise tax. If the Funds remain qualified under Subchapter M, they will not be subject to federal income tax to the extent they distribute their taxable net investment income and net realized capital gains.  A nondeductible 4% federal excise tax will be imposed on each Fund to the extent it does not distribute at least 98% of its ordinary taxable income for a calendar year, plus 98% of its capital gain net taxable income for the one year period ending each October 31, plus certain undistributed amounts from prior years.  While each Fund intends to distribute its taxable income and capital gains in a manner so as to avoid imposition of the federal excise and income taxes, there can be no assurance that the Funds indeed will make sufficient distributions to avoid entirely imposition of federal excise or income taxes.  If a Fund fails to qualify as a RIC for any year, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally will be taxable as ordinary income dividends to its shareholders, subject to the dividends received deduction for corporate shareholders and the provisions relating to qualified dividend income.  The Board of Trustees reserves the right not to maintain the qualification of the Funds as RICs if it determines such course of action to be beneficial to shareholders.

Each Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards.  Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction.  As of March 31, 2010, the Balanced Fund had capital loss carryforwards of $1,681,314, of which $931,525 expires March 31, 2017 and $749,789 expires March 31, 2018.  As of March 31, 2010, the Equity Fund had capital loss carryforwards of $3,234,415, of which $1,615,894 expires March 31, 2017 and $1,618,521 expires March 31, 2018.  In addition, the Balanced Fund and the Equity Fund had net realized capital losses of $109,105 and $395,303, respectively, during the period November 1, 2009 through March 31, 2010, which are treated for federal income tax purposes as arising during the Funds’ tax year ending March 31, 2011.  These capital loss carryforwards and “post-October” losses may be utilized in future years to offset net realized capital gains prior to distributing such gains to shareholders.

Should additional series, or funds, be created by the Trustees, each fund would be treated as a separate tax entity for federal income tax purposes.

Tax Status of the Funds’ Dividends and Distributions.  Dividends paid by the Funds derived from net investment income or net short-term capital gains are generally taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares.  However, dividends from net investment income to the extent the Funds receive qualified dividend income will be taxable to individuals at net capital gains rates.  Qualified dividend income is, in general, income from dividends the Funds receive from taxable domestic corporations and certain foreign corporations, subject to certain holding period and other requirements.  Distributions, if any, of long-term capital gains are taxable to shareholders as long-term capital gains, whether received in cash or reinvested in additional shares, regardless of how long you have held your Fund shares.  Such capital gain distributions made by the Tax Exempt Virginia Fund are also subject to Virginia income tax, except to the extent attributable to gains from certain obligations of the Commonwealth of Virginia and its political subdivisions.  For information on “backup” withholding, see “Purchase of Shares” above.

For corporate shareholders, the dividends received deduction, if applicable, should apply to a portion of the dividends paid by each of the Balanced Fund and the Equity Fund.  Each Fund will send shareholders information each year on the tax status of dividends and disbursements.  A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation.  Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or shares and regardless of how long you have held your Fund shares, even if they reduce the net asset value of shares below your cost and thus in effect result in a return of a part of your investment.

Profits on closing purchase transactions and premiums on lapsed calls written are considered capital gains for financial reporting purposes and are short-term gains for federal income tax purposes.  When short-term gains are distributed to shareholders, they are taxed as ordinary income.

With respect to the Tax Exempt Virginia Fund, since federal and Virginia income tax laws exempt income from qualifying municipal bond obligations, income dividends attributable to such obligations are exempt from such taxes.  A report will be distributed to each shareholder as of December 31st of each year outlining the percentage of income dividends which qualify for such tax exemptions.

Sale or Redemption of Fund Shares.   A sale, exchange or redemption of shares of the Funds by a shareholder is generally a taxable event.  For federal income tax purposes, any loss upon the sale of shares of the Funds held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gains distributions received by the shareholder.  In addition, any loss upon the sale of shares of the Tax Exempt Virginia Fund held for six months or less will be disallowed for both federal and Virginia income tax purposes to the extent of any dividends received by the shareholder exempt from federal income tax, even though, in the case of Virginia, some portion of such dividends actually may have been subject to Virginia income tax.

Shareholders should consult their tax advisors regarding the federal, state, local and foreign tax consequences resulting from the ownership of shares of the Funds.

GENERAL INFORMATION ABOUT THE TRUST

The Funds are no-load series of Williamsburg Investment Trust, an open-end management investment company organized as a Massachusetts business trust in July 1988.  The Balanced Fund and the Equity Fund are each diversified series of the Trust and the Tax Exempt Virginia Fund is a non-diversified series. The Board of Trustees has overall responsibility for management of the Funds under the laws of Massachusetts governing the responsibilities of trustees of business trusts.  The Declaration of Trust of the Trust currently provides for the shares of nine funds, or series, to be issued.  The Trustees are permitted to create additional series, or funds, at any time.

Shares of the Funds, when issued, are fully paid and non-assessable and have no preemptive or conversion rights.  Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held.  Shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in this event, the holders of the remaining shares voting will not be able to elect any Trustees.  The Trustees will hold office indefinitely, except that:  (1) any Trustee may resign or retire and (2) any Trustee may be removed with or without cause at any time (a) by a written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; or (b) by vote of shareholders holding not less than two-thirds of the outstanding shares of the Trust, cast in person or by proxy at a meeting called for that purpose; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust and filed with the Trust’s custodian.  Shareholders have certain rights, as set forth in the Declaration of Trust, including the right to call a meeting of the shareholders for the purpose of voting on the removal of one or more Trustees.  Shareholders holding not less than ten percent (10%) of the shares then outstanding may require the Trustees to call such a meeting and the Trustees are obligated to provide certain assistance to shareholders desiring to communicate with other shareholders in such regard (e.g., providing access to shareholder lists, etc.).  Shareholder inquiries may be made in writing, addressed to the Funds at the address contained in this Statement of Additional Information.  In case a vacancy or an anticipated vacancy shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to the provisions of Section 16(a) of the 1940 Act.  The Trust does not expect to hold annual meetings of shareholders.

Upon liquidation of the Trust or a particular fund of the Trust, holders of the outstanding shares of the fund being liquidated shall be entitled to receive, in proportion to the number of shares of the fund held by them, the excess of that fund’s assets over its liabilities.  On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding and entitled to vote, irrespective of the fund, shall be voted in the aggregate and not by fund, except (i) when required by the 1940 Act, shares shall be voted by individual fund; and (ii) when the matter does not affect any interest of a particular fund, then only shareholders of the affected fund or funds shall be entitled to vote thereon.  Examples of matters which affect only a particular fund could be a proposed change in the fundamental investment objectives or policies of that fund or a proposed change in the investment advisory agreement for a particular fund.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust.  The Declaration of Trust, therefore, contains provisions that are intended to mitigate such liability.

Stock certificates will not be issued for your shares.  Evidence of ownership will be given by issuance of periodic account statements which will show the number of shares owned.

Proxy Voting Policies and Procedures.   The Trust and the Adviser have adopted Proxy Voting Policies and Procedures that describe how the Funds intend to vote proxies relating to portfolio securities.  The Proxy Voting Policies and Procedures of the Trust and the Adviser are attached to this Statement of Additional Information as Appendix A.  Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-866-738-1126, or on the SEC’s website at http://www.sec.gov.

Portfolio Holdings Disclosure Policy.  The Board of Trustees of the Trust has adopted policies to govern the circumstances under which disclosure regarding securities held by the Funds, and disclosure of purchases and sales of such securities, may be made to shareholders of the Funds or other persons.

•
Public disclosure regarding the securities held by the Funds (“Portfolio Securities”) is made quarterly in Annual Reports and Semi-Annual Reports to shareholders, and in quarterly holdings reports on Form N-Q (“Official Reports”).  Except for such Official Reports and as otherwise expressly permitted herein or required by applicable law, shareholders and other persons may not be provided with information regarding Portfolio Securities held, purchased or sold by the Funds.

•
Each of the Funds posts a complete listing of its Portfolio Securities as of the end of each month at www.jamestownfunds.com.  The listings of Portfolio Securities are made available within 10 business days of the end of each month.  The listings of Portfolio Securities on the website are available to the general public.

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Information regarding Portfolio Securities is disclosed to the following rating and ranking organizations: Morningstar Inc., Lipper, Bloomberg L.P, Thomson Financial, and Standard & Poor’s, Inc.  The Funds have not entered into confidentiality or trading prohibition agreements with these organizations; however, the Funds make available information about their Portfolio Securities to the general public (via the Funds’ website) in advance of any release of such information to these organizations.

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These policies relating to disclosure of the Funds’ Portfolio Securities do not prohibit: (i) disclosure of information to the Adviser or to other Fund service providers, including but not limited to the Funds’ administrator, distributor, custodian, legal counsel, accountants, pricing service, financial printer/typesetter and proxy voting service, or to brokers and dealers in connection with the Funds’ purchase and sale of Portfolio Securities; and (ii) disclosure of holdings of or transactions in Portfolio Securities by a Fund that is made on the same basis to all shareholders of the Fund.

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The CCO of the Trust may approve other arrangements, not described herein, under which information relating to Portfolio Securities held by a Fund, or purchased or sold by a Fund (other than information contained in Official Reports), is disclosed to any shareholder or other person.  The CCO shall approve such an arrangement only if she concludes (based on a consideration of the information to be disclosed, the timing of the disclosure, the intended use of the information and other relevant factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Funds and is unlikely to affect adversely the Funds or any shareholder of the Funds and is in the best interests of shareholders and subject to a confidentiality agreement and prohibition of trading based upon material non-public information.

•
Neither the Adviser nor the Trust (or any affiliated person, employee, officer, trustee or director of the Adviser or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to Portfolio Securities held, purchased or sold by the Funds.

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The CCO shall inform the Board of Trustees of any arrangements that are approved by the CCO pursuant to these policies, and the rationale supporting such approval, at the next regular quarterly meeting of the Board of Trustees following such approval.  At least annually, the CCO shall provide the Board of Trustees with a report as to compliance with these policies.

Principal Holders of Fund Shares.   As of July 1, 2010, Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California 94104, owned of record 32.3% of the outstanding shares of the Balanced Fund, 43.1% of the outstanding shares of the Equity Fund and 71.0% of the outstanding shares of the Tax Exempt Virginia Fund.  As of July 1, 2010, Lawrence B. and Anne-Marie I. Schwartz, 1 Welwyn Place, Richmond, Virginia 23229, owned of record 6.9% of the outstanding shares of the Balanced Fund; and Jesse D. Bowles, 2307 Crescent Avenue, Charlotte, North Carolina 28207, owned of record 5.1% of the outstanding shares of the Balanced Fund.

CALCULATION OF PERFORMANCE DATA

Each Fund may, from time to time, advertise certain total return information.  The average annual total returns of each Fund are computed by finding the average compounded rates of return over the 1-, 5-, and 10-year periods (or the period of a Fund’s operations) that would equate the initial amount invested to the ending redeemable value (after adjusting for the reinvestment of any income dividends and capital gain distributions). In particular, the average annual total returns of a Fund (“T”) are computed by using the redeemable value at the end of a specified period of time (“ERV”) of a hypothetical initial investment of $1,000 (“P”) over a period of time (“n”) according to the formula P (l+T)n = ERV.

Average annual total returns may also be calculated (i) after taxes on distributions and (ii) after taxes on distributions and redemption of Fund shares at the end of the period.  The calculations assume deduction of all taxes due on such Fund distributions.  The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the computation and, in the case of returns after taxes on distributions and redemption of Fund shares, includes the deduction of capital gains taxes resulting from the redemption or, if appropriate, an adjustment to take into account the tax benefit from any capital losses that may have resulted from the redemption.  After-tax returns are calculated using the highest applicable individual federal marginal tax rate in effect on the reinvestment date of a distribution.  The tax rates used correspond to the tax character of each component of the distributions (that is, the ordinary income tax rate for ordinary income distributions and the long-term capital gains rate for capital gains distributions).  The tax rates may vary over the course of the measurement period.  State and local tax liabilities are disregarded, as are the effect of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum income tax.  Actual after-tax returns will depend on an investor’s tax situation and may differ from those shown.  The after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Funds’ past performance, before and after taxes, is not necessarily an indication of how the Funds will perform in the future.

The table below shows each Fund’s average annual total returns for periods ended March 31, 2010:

Balanced Fund		Equity Fund		Tax Exempt Virginia Fund
One Year	22.56%	One Year	33.96%	One Year	4.04%
Five Years	3.07%	Five Years	1.57%	Five Years	3.71%
Ten Years	0.90%	Ten Years	-1.71%	Ten Years	4.23%

In addition, each Fund may advertise other total return performance data (“Nonstandardized Return”).  Nonstandardized Return shows as a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation) and it assumes reinvestment of all dividends and capital gain distributions.  Nonstandardized Return may consist of a cumulative percentage of return, actual year-by-year rates or any combination thereof.

From time to time, each Fund may advertise its yield.  A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

Yield = 2[(a-b/cd + 1)6 - 1]
Where:
a =	dividends and interest earned during the period
b =	expenses accrued for the period (net of reimbursements)
c =	the average daily number of shares outstanding during the period that were entitled to receive dividends
d =	the maximum offering price per share on the last day of the period

Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that a Fund owns the security.  Generally, interest earned (for the purpose of “a” above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest).  The yields of the Balanced Fund, the Equity Fund and the Tax Exempt Virginia Fund for the 30 days ended March 31, 2010 were 1.00%, 0.73% and 2.19%, respectively.

The tax-equivalent yield of the Tax Exempt Virginia Fund is computed by using the tax-exempt yield figure and dividing by one minus the applicable tax rate.  The Tax Exempt Virginia Fund’s tax-equivalent yield for the 30 days ended March 31, 2010, based on the highest marginal combined federal and Virginia income tax rate, was 3.57%.

The Funds’ performance may be compared in advertisements, sales literature and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance.  In particular, the Balanced Fund and the Equity Fund may compare their performance to the S&P 500 Index, which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the United States securities markets.  Comparative performance may also be expressed by reference to rankings or broad groups of mutual funds, as prepared or tracked and published by mutual fund monitoring services, such as Lipper or Morningstar, Inc., or by one or more newspapers, newsletters or financial periodicals.  Performance comparisons may be useful to investors who wish to compare the Funds’ past performance to that of other mutual funds and investment products.  Of course, past performance is not a guarantee of future results.

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Lipper ranks funds in various fund categories by making comparative calculations using total return.  Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

•	Morningstar, Inc. rates mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for one month.

Investors may use such indices and averages in addition to the Funds’ Prospectus to obtain a more complete view of the Funds’ performance before investing.  Of course, when comparing the Funds’ performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons.  When comparing funds using reporting services or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price.  Advertisements and other sales literature for the Funds may quote total returns that are calculated on non-standardized base periods.  The total returns represent the historic change in the value of an investment in the Funds assuming reinvestment of dividends and distributions over a specified period of time.

From time to time the Funds may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation.  The Funds may also disclose from time to time information about their portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as Standard & Poor’s Ratings Group and Moody’s Investors Service, Inc.).  The Funds may also depict the historical performance of the securities in which the Funds may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators.  The Funds may also present their performance and other investment characteristics, such as volatility or a temporary defensive posture, in light of the Adviser’s view of current or past market conditions or historical trends.  The Funds may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children’s education, or other future needs.

FINANCIAL STATEMENTS AND REPORTS

The financial statements of the Funds will be audited at least once each year by an independent registered public accounting firm.  Shareholders will receive annual audited and semiannual (unaudited) reports when published, and will receive written confirmation of all confirmable transactions in their account.  A copy of the Annual Report will accompany this Statement of Additional Information whenever the Statement of Additional Information is requested by a shareholder or prospective investor.  The financial statements of the Funds as of March 31, 2010, together with the report of the independent registered public accounting firm thereon, are incorporated herein by reference to the Annual Report of the Funds.

APPENDIX A

WILLIAMSBURG INVESTMENT TRUST

POLICIES AND PROCEDURES FOR VOTING PROXIES

1.         Purpose.  The purpose of this memorandum is to describe the policies and procedures for voting proxies received from issuers whose securities are held by the Trust.  These policies and procedures are to be implemented by the Investment Advisers to the various Funds.

2.         Definitions

(a)        Proxy.  A proxy permits a shareholder to vote without being present at annual or special meetings.  A proxy is the form whereby a person who is eligible to vote on corporate matters transmits written instructions for voting or transfers the right to vote to another person in place of the eligible voter.  Proxies are generally solicited by management, but may be solicited by dissident shareholders opposed to management’s policies or strategies.

(b)        Proxy Manager.  Proxy manager, as used herein, refers to the individual, individuals or committee of individuals appointed by the Investment Advisers to the various Funds as being responsible for supervising and implementing these Policies and Procedures.

3.         Policy for Voting Proxies.

(a)        Fiduciary Considerations.  Proxies are voted solely in the interests of the shareholders of the Trust.  Any conflict of interest must be resolved in the way that will most benefit the shareholders.

(b)        Management Recommendations.  Since the quality and depth of management is a primary factor considered when investing in a company, the recommendation of management on any issue should be given substantial weight.

The vote with respect to most issues presented in proxy statements should be cast in accordance with the position of the company’s management, unless it is determined that supporting management’s position would adversely affect the investment merits of owning the stock.  However, each issue should be considered on its own merits, and the position of the company’s management should not be supported in any situation where it is found not to be in the best interests of the Trust’s shareholders.

4.         Conflicts of Interest.   The Trust recognizes that under certain circumstances the Investment Advisers may have a conflict of interest in voting proxies on behalf of the various Funds.  Such circumstances may include, but are not limited to, situations where the Investment Adviser or one or more of its affiliates, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote.  The Investment Adviser shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Investment Adviser with respect to voting proxies on behalf of the Funds, both as a result of the employee’s personal relationships and due to circumstances that may arise during the conduct of the Investment Adviser’s business, and to bring conflicts of interest of which they become aware to the attention of the proxy manager.  The Investment Adviser shall not vote proxies relating to such issuers on behalf of the Funds until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been determined in the manner described below.  A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser’s decision-making in voting a proxy.  Materiality determinations will be based upon an assessment of the particular facts and circumstances.  If the proxy manager determines that a conflict of interest is not material, the Investment Adviser may vote proxies notwithstanding the existence of a conflict.  If the conflict of interest is determined to be material, either (i) the conflict shall be disclosed to the Audit Committee and the Investment Adviser shall follow the instructions of the Audit Committee or (ii) the Investment Adviser shall vote the issue in question based upon the recommendation of an independent third party under a contractual arrangement approved by the Audit Committee. The proxy manager shall keep a record of all materiality decisions and report them to the Audit Committee on a quarterly basis.

5.         Routine Proposals.  Proxies for routine proposals (such as election of directors, selection of independent public accountants, stock splits and increases in capital stock) should generally be voted in favor of management.

6.         Non-routine Proposals.

(a)        Guidelines on Anti-takeover Issues.  Since anti-takeover proposals generally reduce shareholders’ rights, the vote with respect to these proposals should generally be “against.”  During review of the proposal, if it is concluded that the proposal is beneficial to shareholders, a vote for the proposal should be cast.  This may (but is not required to) be the case for staggered board and fair price amendments.  Other anti-takeover issues include supermajority rules, superstock, poison pills and greenmail.

(b)        Guidelines on Social and Political Issues.  Social and political issues should be reviewed on a case by case basis.  Votes should generally be cast with management on social or political issues, subject to review by the proxy manager appointed by the Investment Adviser who shall be the portfolio manager, securities analyst or other investment professional.

7.         Proxy Manager Approval.  Votes on non-routine matters (including the matters in paragraph 5 and mergers, stock option and other compensation plans) and votes against a management’s recommendations are subject to approval by the proxy manager.

8.         Proxy Voting Procedures.  Proxy voting will be conducted in compliance with the policies and practices described in this memorandum and is subject to the proxy manager’s supervision.  A reasonable effort should be made to obtain proxy material and to vote in a timely fashion.  Records should be maintained regarding the voting of proxies under these Policies and Procedures.

9.          Report to the Board.  On an annual basis, the proxy manager or his designee will report in writing to the Board of Trustees on the general manner in which proxy proposals relating to anti-takeover, social and political issues were voted, as well as proposals that were voted in opposition to management’s recommendations.

10.        Investment Advisers’ Voting Procedures. The Trust acknowledges that the Investment Advisers to the various Funds have adopted voting policies and procedures for their clients which have been delivered to the Trust.  To the extent that such policies and procedures are consistent with these Policies and Procedures, the Investment Advisers may implement them with respect to voting proxies on behalf of the various Funds.  However, the provisions of paragraph 4 of these Policies and Procedures relating to conflicts of interest shall supercede any comparable provisions of the Investment Advisers’ policies and procedures.

As adopted November 1, 2004

Lowe, Brockenbrough & Co., Inc. (the “Adviser”) and The Jamestown
Funds (the “Funds”)

 Proxy Voting Policies and Procedures

Lowe, Brockenbrough & Co., Inc, The Jamestown Balanced Fund, The Jamestown Equity Fund and The Jamestown Tax Exempt Virginia Fund, each of which is a series of Williamsburg Investment Trust (the “Trust”), intend to exercise a voice on behalf of shareholders and clients in matters of corporate governance through the proxy voting process.  The Funds and the Adviser take their fiduciary responsibilities very seriously and believe the right to vote proxies is a significant asset of shareholders and clients.  The Funds and the Adviser exercise their voting responsibilities as a fiduciary, solely with the goal of maximizing the value of shareholders’ and clients’ investments.

The Trust’s board of trustees has delegated to the Adviser the responsibility of overseeing voting policies and decisions for the Funds.   The Adviser’s proxy voting principles for the Funds and its other clients are summarized below, with specific examples of voting decisions for the types of proposals that are most frequently presented.

General policy for voting proxies

The Adviser will vote proxies solely in the interests of its clients.  Any conflict of interest must be resolved in the way that will most benefit its clients.  The Adviser will consider each issue on its own merits, and the position of a company’s management will not be supported in any situation where it is found not to be in the best interests of its clients.  Proxy voting, absent any unusual circumstances or conflicts of interest, will be conducted in accordance with the procedures set forth below.

Conflicts of interest

The Adviser recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of its clients.  Such circumstances may include, but are not limited to, situations where the Adviser, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote.  The Adviser shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of clients, both as a result of the employee’s personal relationships and due to circumstances that may arise during the conduct of the Adviser’s business, and to bring conflicts of interest of which they become aware to the attention of the Proxy Manager. The Adviser shall not vote proxies relating to such issuers on behalf of its client accounts until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been agreed upon by the Management Committee or by the Williamsburg Trust Audit Committee (Audit Committee) for securities held by the Jamestown Funds.  A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser’s decision-making in voting a proxy.  Materiality determinations will be based upon an assessment of the particular facts and circumstances.  If the Proxy Committee determines that a conflict of interest is not material, the Adviser may vote proxies notwithstanding the existence of a conflict.  If the conflict of interest is determined to be material, the conflict shall be disclosed to the Management Committee or to the Audit Committee for Jamestown Fund securities and the ballot will be voted per the Egan-Jones recommendation.   The Proxy Manager shall keep a record of all such votes.

In March 2006, the Advisor entered into an agreement with Egan-Jones to provide proxy voting recommendations.  The Advisor shall vote in accordance with the Egan-Jones recommendation unless the Advisor determines an alternative vote shall better serve client interest or unless a client has provided specific voting instructions.  The Advisor shall maintain records of all such votes.

Proxy voting process

The Adviser has designated a Proxy Manager and Committee.  Proxy voting is subject to the supervision of the Proxy Manager.  Reasonable efforts will be made to obtain proxy materials and to vote in a timely fashion. Records will be maintained regarding the voting of proxies under these policies and procedures.

THE
JAMESTOWN
FUNDS

No-Load Funds

The Jamestown Balanced Fund
The Jamestown Equity Fund
The Jamestown Tax Exempt Virginia Fund

ANNUAL REPORT

March 31, 2010

Investment Adviser
Lowe, Brockenbrough & Company, Inc.
Richmond, Virginia

LETTER TO SHAREHOLDERS	May 13, 2010

The Jamestown Balanced Fund

For the fiscal year ended March 31, 2010, The Jamestown Balanced Fund returned 22.56% versus a return of 49.77% for the S&P 500 Index and a return of 31.42% for a blend of 60% S&P 500 Index / 40% Barclays Capital U.S. Intermediate Government/Credit Bond Index. The underperformance relative to the 60/40% blended benchmark was primarily attributable to stock selection in the equity portion of the Fund. Our equity strategy focuses on owning high quality companies with attractive earnings characteristics that trade at reasonable valuation. While these types of stocks did not keep up with the market advance during the past twelve months, they served the Fund well in the previous two years. Despite the relative underperformance over the past 12 months, The Jamestown Balanced Fund is flat over the previous 3 years compared to an annualized return of -4.17% for the S&P 500 Index and an annualized return of 0.40% for the blend of 60% S&P 500 Index / 40% Barclays Capital U.S. Intermediate Government/Credit Bond Index.

During the past 12 months, stock selection within three of the more cyclical sectors of the S&P 500 Index detracted from relative performance: Consumer Discretionary, Financials, and Information Technology. In the Consumer Discretionary sector, performance was hurt by positions in GameStop and The Apollo Group. Underperforming stocks in the Financials sector included Northern Trust, AON Corporation, and Travelers, all of which failed to keep pace with the massive rally in the sector. In the Information Technology sector the rebound was also led by some of the more cyclical stocks and our holdings in QUALCOMM, Symantec, and IBM lagged. Energy was the sector in which stock selection added to relative performance, with boosts from holdings in Noble Corporation, Transocean, and Apache.

The Federal Reserve maintained its accommodative monetary policy and kept short-term interest rates near zero percent as the U.S. economy began to emerge from the deep and protracted recession. As a result, credit markets rebounded impressively during the past 12 months after suffering severe stress the prior year. The flight-to-quality that exemplified the risk aversion during the financial crisis was largely unwound, causing prices on U.S. Treasury debt to drop as investors moved into higher yielding spread product. Demand for higher yielding, riskier bonds surged, and fixed income mutual funds experienced record inflows. Thus the divergence in bond sector performance was essentially the inverse of the prior 12 months, as corporate bonds vastly outperformed government bonds for the year ended March 31, 2010.

The fixed income portion of the portfolio posted a return of 5.97% compared to 6.92% for the Barclays Capital U.S. Intermediate Government/Credit Bond Index during the fiscal year ended March 31, 2010. The Fund’s sector strategy added value throughout the year with a large overweight in corporate bonds and underweight in government bonds. The Fund’s corporate bonds posted a total return of 9.6% versus a return of 0.5% for the Fund’s government bonds and 5.1% for the Fund’s mortgage-backed securities. Yet the performance did not keep pace with the 21.6% return of intermediate corporate bonds in the benchmark, which was led by intermediate bonds of financial institutions, with a 29.6% return for the

1

12 months. Simply put, the Fund lacked exposure to the most distressed corporate credits, especially financial credits that recovered the most after suffering severe price declines in the prior year. This was most evident during the first six months of the fiscal year when the fixed income portfolio trailed the benchmark by about 100 basis points; fixed income performance was slightly ahead of the benchmark during the second half of the fiscal year. We note that the Fund’s bias to higher quality credits served shareholders well over the previous three years, with the fixed income portion of the Fund returning 6.86% as compared to 5.88% for the Barclays Intermediate Government/Credit Bond Index.

Duration strategy has been defensive, with the Fund’s duration shorter than that of the benchmark throughout the fiscal year, in anticipation of higher yields as the economic recovery unfolds. We were correct in predicting the direction of government bond yields, which did indeed move higher during the year, resulting in negative returns for Treasury notes with maturities of 5 years and longer. Yet the defensive duration stance contributed to the underperformance within the corporate bond holdings because the sector duration was significantly shorter than that of the corporate bonds in the index. Consequently, the Fund’s corporate bonds did not gain as much as those in the index during the rally in corporate credit.

As of March 31, 2010, the Fund had 1.0% in cash, 31.1% in fixed income, and 67.9% in equities. We continue to see more value in equities than fixed income, although given optimistic short-term sentiment levels, the equity market may be due for a pause.

The equity portion of the Fund emphasizes companies with strong earnings growth characteristics and attractive valuations. The Fund is most overweight in the Consumer Discretionary and Information Technology sectors. Telecommunications and Utilities are the largest sector underweights in the portfolio.

The domestic economic recovery is gaining momentum, but will likely remain sluggish, with higher unemployment persisting in 2010. Inventory rebuilding should continue to contribute to near term economic growth. Corporate profits continue to surprise on the upside as revenue growth materializes. Consumer spending is expected to grow, but will remain muted relative to past recoveries.

Equities remain reasonably valued at about 15X estimated 2010 earnings. They have historically traded closer to 18X earnings, on average, in interest rate and inflation environments similar to what we are experiencing today. However, given macroeconomic headwinds, we believe a lower multiple is appropriate, with further market gains more dependent on earnings growth. On this front, the picture currently looks bright, as earnings estimates continue to increase. While interest rates have risen lately, the interest rate and credit market environment are still supportive of equities. The exception would be spreads on bonds in some of the smaller European countries, where concerns over budget deficits, particularly in Greece, have roiled markets. This will be a key area to monitor closely as governments across developed economies begin to cut back on fiscal support to focus on containing budget deficits. Short term sentiment has become fairly optimistic, suggesting that equities could be due for a pause. Longer term sentiment measures are still favoring equities – since March 2009, almost $350 billion of new money has flowed into bond funds while only $24 billion has gone into equity funds.

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The Jamestown Equity Fund

For the fiscal year ended March 31, 2010, The Jamestown Equity Fund rose 33.96% versus a return of 49.77% for the S&P 500 Index. The primary drag on the Fund relative to the S&P 500 Index was stock selection in the portfolio. Our equity strategy focuses on owning high quality companies with attractive earnings characteristics that trade at reasonable valuation. While these types of stocks did not keep up with the market in the past twelve months, they served the Fund well in the previous two years. Despite the relative underperformance over the past 12 months, over the three year period The Jamestown Equity Fund has returned -3.54% as compared to a -4.17% return for the S&P 500 Index.

Over the past twelve months, we have witnessed one of the most significant equity market turnarounds in history. While the Fund delivered solid absolute performance during this fiscal year, the results lagged our benchmarks, particularly in the second and third quarter of 2009. The equity market’s sharp recovery was led by companies with declining and depressed earnings, high relative valuations, and lower financial quality. Our equity process focuses on investing in companies that exhibit attractive, consistent earnings characteristics, sound financials, and reasonable valuations. Over longer periods of time, this combination of factors has been a consistently positive contributor to stock selection. In fact, during the period leading up to and including the financial crisis, the Fund nicely outperformed its benchmark. Despite the last year’s highly unusual market dynamics, we are confident that market prices will ultimately respond to favorable earnings characteristics and attractive valuations, as they have typically done in past market cycles.

During the past 12 months, stock selection in the Fund was a drag on relative performance primarily due to the performance in three of the more cyclical sectors in the S&P 500 Index. Stock selection in the Consumer Discretionary, Financials, and Information Technology sectors struggled during the fiscal year ended March 31, 2010. In the Consumer Discretionary sector, performance was hurt by positions in GameStop and The Apollo Group. Underperforming stocks in the Financials sector included Northern Trust, AON Corporation, and Travelers, which all failed to keep pace with the massive rally in the sector. In the Information Technology sector, the rebound was also led by some of the more cyclical stocks and our holdings in QUALCOMM, Symantec, and IBM failed to keep pace. Energy was the sector where we experienced the best stock selection, with above sector performance turned in by Noble Corporation, Transocean, and Apache.

The Fund emphasizes companies with strong earnings growth characteristics and attractive valuations. The Fund is most overweight in the Consumer Discretionary and Information Technology sectors. Telecommunications and Utilities are the largest sector underweights in the portfolio.

The domestic economic recovery is gaining momentum, but will likely remain sluggish, with higher unemployment persisting in 2010. Inventory rebuilding should continue to contribute to near term economic growth. Corporate profits continue to surprise on the upside as revenue growth materializes. Consumer spending is expected to grow, but will remain muted relative to past recoveries.

3

Equities remain reasonably valued at about 15X estimated 2010 earnings. They have historically traded closer to 18X earnings, on average, in interest rate and inflation environments similar to what we are experiencing today. However, given macroeconomic headwinds, we believe a lower multiple is appropriate, with further market gains more dependent on earnings growth. On this front, the picture currently looks bright, as earnings estimates continue to increase. While interest rates have risen lately, the interest rate and credit market environment are still supportive of equities. The exception would be spreads on bonds in some of the smaller European countries, where concerns over budget deficits, particularly in Greece, have roiled markets. This will be a key area to monitor closely as governments across developed economies begin to cut back on fiscal support to focus on containing budget deficits. Short term sentiment has become fairly optimistic, suggesting that equities could be due for a pause. Longer term sentiment measures are still favoring equities – since March 2009, almost $350 billion of new money has flowed into bond funds while only $24 billion has gone into equity funds.

The Jamestown Tax Exempt Virginia Fund

For the fiscal year ended March 31, 2010, The Jamestown Tax Exempt Virginia Fund earned a total return of 4.04%, compared to 5.91% for the Barclays Capital 5-year Municipal Bond Index. As of March 31, 2010, the portfolio had an average stated maturity of 6.2 years, an expected average life of 4.8 years and an average effective duration of 4.7 years. As of March 31, 2010, the Fund’s SEC 30-day yield was 2.19%, which results in a tax equivalent yield of 3.37% for investors in the 35% federal tax bracket. The Fund held no issues subject to Alternative Minimum Tax during the fiscal year.

The Federal Reserve maintained its accommodative monetary policy and kept short-term interest rates near zero percent as the U.S. economy began to emerge from the deep and protracted recession. As a result, credit markets rebounded impressively during the past 12 months after suffering severe stress the prior year. Yields on municipal, corporate and high yield bonds declined as bond prices recovered from distressed levels. The flight-to-quality that exemplified the risk aversion during the financial crisis was largely unwound, causing prices on U.S. Treasury debt to drop as investors moved into higher yielding spread product. Demand for tax-exempt bonds surged, and the market was buoyed by record inflows into tax-exempt bond mutual funds. Demand also benefited from anticipation of higher federal income tax rates starting in 2011. Municipal bonds posted significantly greater returns than U.S. Treasury debt during the fiscal year.

Performance attribution shows that net coupon income generated by the Fund’s holdings contributed about 3.1% while appreciation in the Fund’s net asset value added about 0.9% to the total return. Factors that materially affected the Fund’s performance included a modest decline in market yields for tax-exempt bonds and the narrowing of quality spreads. To illustrate, the representative yield-to-maturity of a “AAA” rated general obligation bond with a 5-year maturity moved from 2.07% on March 31, 2009 to 1.77% on March 31, 2010. With a steep yield curve, bonds also benefit from “roll down” as the passage of time allows bonds to reprice to lower yields as the maturity shortens. The narrowing of quality spreads can be shown by the yield difference in “A” rated

4

general obligations versus stronger “AAA” rated obligations. For a 5-year maturity, the quality spread tightened by 93 basis points, resulting in additional price appreciation for lower quality credits. “AA” rated credits did not enjoy the same degree of spread tightening as did “A” and lower rated credits.

The Fund’s conservative strategy allowed it to participate in the municipal market rally of 2009 while continuing to be mindful of taking excessive risk. The Fund’s relative underperformance vis-à-vis its benchmark can be primarily attributed to its intermediate maturity structure and its emphasis on high credit quality. The municipal yield curve experienced a bull flattening during the fiscal year, with yields on long maturities declining far more than yields on short and intermediate maturities. The increased issuance of Build America Bonds (taxable to investors) has curtailed the supply of longer maturity tax-exempt bonds, thus helping support prices for tax-exempt paper in the long-end of the yield curve. With greater price sensitivity to changes in interest rates, longer maturity bonds thus enjoyed greater increases in market value than shorter maturities. Funds that were positioned in intermediate maturities generally lagged the performance of funds that concentrate on long maturities.

Similarly, investors demonstrated renewed appetite for credit risk and bid up prices for lower quality bonds that had been under severe stress in 2008 and early 2009. Returns on higher quality bonds generally trailed the performance of lower quality issues that recovered more in price as investors reached for extra income. Because Virginia is considered a high quality state in the municipal market, its paper tends to trade at lower yields than that of some other states. The Fund’s relative performance lagged that of other tax-exempt bond funds that devote greater amounts to lower tier credits and/or have exposure to states with higher yielding bonds.

Municipal credit quality continues to be challenged by tax revenue shortfalls; diligence on credit risk remains an essential element of our strategy. Yet state and local governments are generally responding as they must by cutting spending and seeking new sources of revenue. Assistance from the federal government helped ease the budgetary stress over the last year, and some jurisdictions are starting to see the first increases in cyclical tax revenue as the economic recovery begins.

Charles M. Caravati, III, CFA President Jamestown Balanced Fund Jamestown Equity Fund	Joseph A. Jennings, III, CFA President Jamestown Tax Exempt Virginia Fund

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Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown.

This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless it is accompanied by a current prospectus.

This report reflects our views, opinions and portfolio holdings as of March 31, 2010, the end of the reporting period. These views are subject to change at any time based upon market or other conditions. For more current information throughout the year please visit www.jamestownfunds.com. The Funds are distributed by Ultimus Fund Distributors, LLC.

6

THE JAMESTOWN BALANCED FUND PERFORMANCE INFORMATION (Unaudited)

	Average Annual Total Returns(a) (for periods ended March 31, 2010)
	1 Year	5 Years	10 Years
The Jamestown Balanced Fund	22.56%	3.07%	0.90%
Standard & Poor’s 500 Index	49.77%	1.92%	-0.65%
60% S&P 500 Index / 40% Barclays Capital U.S. Intermediate Government/Credit Bond Index	31.42%	3.64%	2.43%

(a)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

7

THE JAMESTOWN EQUITY FUND PERFORMANCE INFORMATION (Unaudited)

	Average Annual Total Returns(a) (for periods ended March 31, 2010)
	1 Year	5 Years	10 Years
The Jamestown Equity Fund	33.96%	1.57%	-1.71%
Standard & Poor’s 500 Index	49.77%	1.92%	-0.65%

(a)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

8

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND PERFORMANCE INFORMATION (Unaudited)

	Average Annual Total Returns(a) (for periods ended March 31, 2010)
	1 Year	5 Years	10 Years
The Jamestown Tax Exempt Virginia Fund	4.04%	3.71%	4.23%
Barclays Capital 5-Year Municipal Bond Index	5.91%	4.90%	5.19%
Lipper Intermediate Municipal Fund Index	8.58%	3.90%	4.57%
Barclays Capital Municipal Bond Index	9.69%	4.58%	5.58%

(a)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

*
The Barclays Capital 5-Year Municipal Bond Index is an unmanaged index generally representative of 5-year tax-exempt bonds. Because the Fund is typically classified as an intermediate-term fund (with an average duration of between 2 and 10 years), this Index is believed to be the most appropriate broad-based securities market index against which to compare the Fund’s performance.

9

THE JAMESTOWN BALANCED FUND PORTFOLIO INFORMATION MARCH 31, 2010 (Unaudited)

Asset Allocation (% of Net Assets)	Ten Largest Equity Holdings	% of Net Assets
	Cisco Systems, Inc.	1.6%
	United Technologies Corporation	1.6%
	Dollar Tree, Inc.	1.5%
	General Dynamics Corporation	1.5%
	Microsoft Corporation	1.5%
	Express Scripts, Inc.	1.5%
	Home Depot, Inc. (The)	1.5%
	Norfolk Southern Corporation	1.5%
	Intel Corporation	1.5%
	Teva Pharmaceutical Industries Ltd. - ADR	1.5%

Equity Sector Concentration vs. the S&P 500 Index (68.3%of Net Assets)

Fixed-Income Portfolio ( 30.9% of Net Assets)		Credit Quality	% of Fixed Income Portfolio
Average Stated Maturity (Years)	3.76	AAA	38.1%
Average Duration (Years)	3.23	A	49.3%
Average Coupon	5.54%	BBB	12.6%
Average Yield to Maturity	2.68%

Sector Breakdown	% of Fixed Income Portfolio
U.S. Treasury Obligations	11.7%
U.S. Government Agency Obligations	8.1%
Mortgage-Backed Securities	18.3%
Corporate Bonds	61.9%

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THE JAMESTOWN EQUITY FUND PORTFOLIO INFORMATION MARCH 31, 2010 (Unaudited)

Asset Allocation (% of Net Assets)	Ten Largest Equity Holdings	% of Net Assets
	Cisco Systems, Inc.	2.3%
	Teva Pharmaceutical Industries Ltd. - ADR	2.2%
	United Technologies Corporation	2.2%
	Dollar Tree, Inc.	2.2%
	Express Scripts, Inc.	2.2%
	General Dynamics Corporation	2.2%
	PepsiCo, Inc.	2.2%
	Accenture plc - Class A	2.2%
	Microsoft Corporation	2.2%
	Vaicom, Inc. - Class B	2.1%

Sector Concentration vs. the S&P 500 Index

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THE JAMESTOWN TAX EXEMPT VIRGINIA FUND PORTFOLIO INFORMATION MARCH 31, 2010 (Unaudited)

Characteristics (Weighted Average)		Maturity Breakdown (% of Portfolio)
30-day SEC Yield	2.19%
Tax-Equivalent Yield	3.37%*
Average Maturity (years)	6.2
Average Duration (years)	4.7
Average Quality	AA
Number of Issues	54

* Assumes a maximum 35.0% federal tax rate.

Credit Quality (% of Portfolio)	Sector Diversification (% of Portfolio)

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THE JAMESTOWN BALANCED FUND SCHEDULE OF INVESTMENTS March 31, 2010

COMMON STOCKS — 68.3%	Shares	Value
Consumer Discretionary — 8.5%
Comcast Corporation - Class A	15,000	$282,300
Dollar Tree, Inc. (a)	5,800	343,476
Home Depot, Inc. (The)	10,300	333,205
McDonald's Corporation	4,500	300,240
Viacom, Inc. - Class B (a)	9,500	326,610
Yum! Brands, Inc.	7,500	287,475
		1,873,306
Consumer Staples — 5.5%
CVS Caremark Corporation	8,300	303,448
General Mills, Inc.	4,200	297,318
PepsiCo, Inc.	4,750	314,260
Wal-Mart Stores, Inc.	5,500	305,800
		1,220,826
Energy — 7.9%
Apache Corporation	2,400	243,600
BP plc - ADR	5,200	296,764
Chevron Corporation	3,950	299,528
ConocoPhillips	5,800	296,786
Noble Corporation (a)	7,600	317,832
Transocean Ltd. (a)	3,500	302,330
		1,756,840
Financials — 10.8%
Aflac, Inc.	4,700	255,163
Ameriprise Financial, Inc.	3,700	167,832
Bank of America Corporation	1,500	26,775
Franklin Resources, Inc.	2,800	310,520
Goldman Sachs Group, Inc. (The)	1,800	307,134
JPMorgan Chase & Company	6,600	295,350
PNC Financial Services Group, Inc.	5,000	298,500
Prudential Financial, Inc.	3,000	181,500
Toronto-Dominion Bank (The)	4,000	298,320
Travelers Companies, Inc. (The)	4,700	253,518
		2,394,612
Health Care — 9.0%
Abbott Laboratories	5,500	289,740
AmerisourceBergen Corporation	10,400	300,768
Amgen, Inc. (a)	2,600	155,376
Bristol-Myers Squibb Company	5,700	152,190
Express Scripts, Inc. (a)	3,300	335,808
Gilead Sciences, Inc. (a)	6,400	291,072
Medtronic, Inc.	3,350	150,851
Teva Pharmaceutical Industries Ltd. - ADR	5,200	328,016
		2,003,821

13

THE JAMESTOWN BALANCED FUND SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 68.3% (Continued)	Shares	Value
Industrials — 8.2%
Dover Corporation	5,200	$243,100
General Dynamics Corporation	4,400	339,680
General Electric Company	5,500	100,100
Illinois Tool Works, Inc.	3,250	153,920
ITT Corporation	5,900	316,299
Norfolk Southern Corporation	5,900	329,751
United Technologies Corporation	4,700	345,967
		1,828,817
Information Technology — 16.6%
Accenture plc - Class A	7,800	327,210
Apple, Inc. (a)	1,300	305,409
Cisco Systems, Inc. (a)	13,700	356,611
EMC Corporation (a)	17,600	317,504
Google, Inc. - Class A (a)	450	255,155
Hewlett-Packard Company	5,900	313,585
Intel Corporation	14,800	329,448
International Business Machines Corporation	2,225	285,356
Microsoft Corporation	11,500	336,605
Oracle Corporation	12,700	326,263
QUALCOMM, Inc.	5,800	243,542
Symantec Corporation (a)	16,600	280,872
		3,677,560
Materials — 1.8%
Monsanto Company	2,400	171,408
Praxair, Inc.	2,800	232,400
		403,808

Total Common Stocks (Cost $11,355,597)		$15,159,590

U.S. TREASURY OBLIGATIONS — 3.6%	Par Value	Value
U.S. Treasury Notes — 3.6%
4.25%, due 11/15/2014	$350,000	$379,285
4.25%, due 11/15/2017	400,000	423,125
Total U.S. Treasury Obligations (Cost $755,555)		$802,410

U.S. GOVERNMENT AGENCY OBLIGATIONS — 2.5%	Par Value	Value
Federal Home Loan Mortgage Corporation — 2.5%
5.25%, due 04/18/2016 (Cost $494,659)	$500,000	$553,024

14

THE JAMESTOWN BALANCED FUND SCHEDULE OF INVESTMENTS (Continued)

MORTGAGE-BACKED SECURITIES — 5.7%	Par Value	Value
Federal Home Loan Mortgage Corporation — 1.1%
Pool #E90624, 6.00%, due 08/01/2017	$13,998	$15,114
Pool #A43942, 5.50%, due 03/01/2036	205,937	217,878
		232,992
Federal National Mortgage Association — 4.5%
Pool #618465, 5.00%, due 12/01/2016	115,410	121,863
Pool #684231, 5.00%, due 01/01/2018	167,620	176,992
Pool #255455, 5.00%, due 10/01/2024	178,026	185,549
Pool #255702, 5.00%, due 05/01/2025	282,215	293,787
Pool #808413, 5.50%, due 01/01/2035	206,989	218,377
		996,568
Government National Mortgage Association — 0.1%
Pool #781344, 6.50%, due 10/15/2031	24,761	26,699

Total Mortgage-Backed Securities (Cost $1,192,109)		$1,256,259

CORPORATE BONDS — 19.1%	Par Value	Value
Consumer Staples — 2.9%
Coca-Cola Company (The), 5.35%, due 11/15/2017	$250,000	$275,036
General Mills, Inc., 5.70%, due 02/15/2017	150,000	162,716
PepsiCo, Inc., 4.65%, due 02/15/2013	200,000	215,742
		653,494
Energy — 0.9%
Burlington Resources, Inc., 6.68%, due 02/15/2011	200,000	210,511

Financials — 5.6%
American Express Company, 4.875%, due 07/15/2013	150,000	158,214
BB&T Corporation, 6.50%, due 08/01/2011	325,000	343,794
JPMorgan Chase & Company, 6.75%, due 02/01/2011	300,000	314,528
Morgan Stanley, 5.30%, due 03/01/2013	250,000	266,059
Northern Trust Corporation, 4.625%, due 05/01/2014	150,000	159,530
		1,242,125
Health Care — 1.7%
Amgen, Inc., 5.85%, due 06/01/2017	150,000	166,348
GlaxoSmithKline plc, 5.65%, due 05/15/2018	200,000	217,169
		383,517

15

THE JAMESTOWN BALANCED FUND SCHEDULE OF INVESTMENTS (Continued)

CORPORATE BONDS — 19.1% (Continued)	Par Value	Value
Industrials — 2.2%
Dover Corporation, 6.50%, due 02/15/2011	$195,000	$204,740
United Technologies Corporation, 6.10%, due 05/15/2012	250,000	273,406
		478,146
Materials — 1.9%
Alcoa, Inc., 6.50%, due 06/01/2011	250,000	262,028
E.I. du Pont de Nemours and Company, 5.875%, due 01/15/2014	150,000	166,794
		428,822
Telecommunication Services — 3.3%
AT&T, Inc., 4.95%, due 01/15/2013	250,000	268,548
Deutsche Telekom AG, 8.50%, due 06/15/2010	150,000	152,218
GTE Northwest, Inc., 6.30%, due 06/01/2010	300,000	302,155
		722,921
Utilities — 0.6%
Virginia Electric & Power Company, 5.00%, due 06/30/2019	125,000	128,406

Total Corporate Bonds (Cost $4,022,504)		$4,247,942

MONEY MARKET FUNDS — 1.0%	Shares	Value
Fidelity Institutional Money Market Portfolio - Select Class, 0.16% (b) (Cost $217,353)	217,353	$217,353

Total Investments at Value — 100.2% (Cost $18,037,777)		$22,236,578

Liabilities in Excess of Other Assets — (0.2%)		(53,109)

Net Assets — 100.0%		$22,183,469

ADR - American Depositary Receipt

(a)	Non-income producing security.

(b)	Variable rate security. The rate shown is the 7-day effective yield as of March 31, 2010.

See accompanying notes to financial statements.

16

THE JAMESTOWN EQUITY FUND SCHEDULE OF INVESTMENTS March 31, 2010

COMMON STOCKS — 97.3%	Shares	Value
Consumer Discretionary — 12.0%
Comcast Corporation - Class A	24,500	$461,090
Dollar Tree, Inc. (a)	9,800	580,356
Home Depot, Inc. (The)	17,000	549,950
McDonald's Corporation	8,100	540,432
Viacom, Inc. - Class B (a)	16,500	567,270
Yum! Brands, Inc.	12,300	471,459
		3,170,557
Consumer Staples — 8.2%
CVS Caremark Corporation	14,400	526,464
General Mills, Inc.	8,000	566,320
PepsiCo, Inc.	8,700	575,592
Wal-Mart Stores, Inc.	9,300	517,080
		2,185,456
Energy — 11.2%
Apache Corporation	3,800	385,700
BP plc - ADR	8,950	510,776
Chevron Corporation	6,600	500,478
ConocoPhillips	9,900	506,583
Noble Corporation (a)	13,000	543,660
Transocean Ltd. (a)	6,000	518,280
		2,965,477
Financials — 15.4%
Aflac, Inc.	8,000	434,320
Ameriprise Financial, Inc.	6,500	294,840
Franklin Resources, Inc.	4,800	532,320
Goldman Sachs Group, Inc. (The)	3,000	511,890
JPMorgan Chase & Company	11,800	528,050
PNC Financial Services Group, Inc.	8,650	516,405
Prudential Financial, Inc.	5,000	302,500
Toronto-Dominion Bank (The)	7,000	522,060
Travelers Companies, Inc. (The)	8,400	453,096
		4,095,481
Health Care — 13.0%
Abbott Laboratories	9,300	489,924
AmerisourceBergen Corporation	16,500	477,180
Amgen, Inc. (a)	4,500	268,920
Bristol-Myers Squibb Company	9,900	264,330
Express Scripts, Inc. (a)	5,700	580,032
Gilead Sciences, Inc. (a)	11,500	523,020
Medtronic, Inc.	5,900	265,677
Teva Pharmaceutical Industries Ltd. - ADR	9,300	586,644
		3,455,727

17

THE JAMESTOWN EQUITY FUND SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 97.3% (Continued)	Shares	Value
Industrials — 11.5%
Dover Corporation	8,900	$416,075
General Dynamics Corporation	7,500	579,000
General Electric Company	6,000	109,200
Illinois Tool Works, Inc.	5,600	265,216
ITT Corporation	10,100	541,461
Norfolk Southern Corporation	9,900	553,311
United Technologies Corporation	7,900	581,519
		3,045,782
Information Technology — 23.4%
Accenture plc - Class A	13,700	574,715
Apple, Inc. (a)	2,300	540,339
Cisco Systems, Inc. (a)	23,000	598,690
EMC Corporation (a)	28,500	514,140
Google, Inc. - Class A (a)	785	445,103
Hewlett-Packard Company	9,700	515,555
Intel Corporation	24,300	540,918
International Business Machines Corporation	3,800	487,350
Microsoft Corporation	19,600	573,692
Oracle Corporation	20,800	534,352
QUALCOMM, Inc.	9,800	411,502
Symantec Corporation (a)	28,200	477,144
		6,213,500
Materials — 2.6%
Monsanto Company	4,000	285,680
Praxair, Inc.	4,800	398,400
		684,080

Total Common Stocks (Cost $19,790,043)		$25,816,060

MONEY MARKET FUNDS — 0.6%	Shares	Value
Fidelity Institutional Money Market Portfolio - Select Class, 0.16% (b) (Cost $169,548)	169,548	$169,548

18

THE JAMESTOWN EQUITY FUND SCHEDULE OF INVESTMENTS (Continued)

REPURCHASE AGREEMENTS — 2.7%	Par Value	Value
U.S. Bank N.A., 0.01%, dated 03/31/2010, due 04/01/2010, repurchase proceeds: $705,175 (Cost $705,175) (c)	$705,175	$705,175

Total Investments at Value — 100.6% (Cost $20,664,766)		$26,690,783

Liabilities in Excess of Other Assets — (0.6%)		(157,146)

Net Assets — 100.0%		$26,533,637

ADR - American Depositary Receipt

(a)	Non-income producing security.

(b)	Variable rate security. The rate shown is the 7-day effective yield as of March 31, 2010.

(c)	Repurchase agreement is fully collateralized by $1,854,000 FNCI #254919, 4.00%, due 09/01/2018. The aggregate market value of the collateral at March 31, 2010 was $719,575.

See accompanying notes to financial statements.

19

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND SCHEDULE OF INVESTMENTS March 31, 2010

VIRGINIA REVENUE AND GENERAL OBLIGATION (GO) BONDS — 94.8%	Par Value	Value
Alexandria, Virginia, GO,
5.00%, due 06/15/2011, prerefunded 06/15/2010 @ 101	$1,000,000	$1,019,640
Arlington Co., Virginia, GO,
4.10%, due 11/01/2018	500,000	526,665
Capital Region Airport Commission, Virginia, Airport Revenue,
4.50%, due 07/01/2016	520,000	570,029
Chesterfield Co., Virginia, GO,
5.00%, due 01/01/2020	700,000	784,035
Fairfax Co., Virginia, Economic Dev. Authority, Revenue,
5.00%, due 06/01/2018	1,000,000	1,092,330
Fairfax Co., Virginia, GO,
5.00%, due 10/01/2011	700,000	746,578
Fairfax Co., Virginia, Industrial Dev. Authority, Revenue,
5.00%, due 05/15/2022	750,000	799,320
Fauquier Co., Virginia, GO,
5.00%, due 07/01/2017	500,000	568,945
Hampton Roads Sanitation District, Virginia, Wastewater, Revenue,
5.00%, due 04/01/2022	400,000	442,288
Hampton, Virginia, GO,
5.00%, due 04/01/2020, prerefunded 04/01/2015 @ 100	500,000	575,145
Henrico Co., Virginia, Public Improvement, Series A, GO,
5.00%, due 12/01/2015	250,000	290,857
Henrico Co., Virginia, Water & Sewer, Revenue,
5.00%, due 05/01/2020	350,000	400,109
5.00%, due 05/01/2022	300,000	338,556
James City, Virginia, School District, GO,
5.00%, due 12/15/2018	500,000	549,930
James City, Virginia, Service Authority, Water & Sewer, Revenue,
5.125%, due 01/15/2017	1,000,000	1,072,990
Leesburg, Virginia, GO,
5.00%, due 09/15/2016	500,000	572,100
Loudoun Co., Virginia, GO,
5.00%, due 07/01/2012	500,000	546,375
Loudoun Co., Virginia, Industrial Dev. Authority, Public Facility Lease, Revenue,
5.00%, due 03/01/2019	1,000,000	1,085,280
Lynchburg, Virginia, GO,
5.00%, due 06/01/2015	500,000	576,000
Lynchburg, Virginia, Public Improvement, Series A, GO,
5.00%, due 08/01/2019	625,000	718,119
Medical College of Virginia, Hospitals Authority, Revenue,
5.00%, due 07/01/2013	700,000	703,682
New Kent Co., Virginia, Economic Dev. Authority, Revenue,
5.00%, due 02/01/2019	500,000	544,735

20

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND SCHEDULE OF INVESTMENTS (Continued)

VIRGINIA REVENUE AND GENERAL OBLIGATION (GO) BONDS — 94.8% (Continued)	Par Value	Value
New River Valley Regional Jail Authority, Revenue,
4.00%, due 04/01/2011	$250,000	$252,763
Norfolk, Virginia, GO,
4.50%, due 06/01/2015	500,000	549,995
Norfolk, Virginia, Water, Revenue,
5.00%, due 11/01/2016	1,000,000	1,059,830
Portsmouth, Virginia, Series A, GO,
5.00%, due 04/01/2016	500,000	554,935
Portsmouth, Virginia, Series D, GO,
4.00%, due 12/01/2017	215,000	231,499
Richmond, Virginia, Industrial Dev. Authority, Government Facilities, Revenue,
4.75%, due 07/15/2010	510,000	515,248
Richmond, Virginia, Metropolitan Authority, Revenue,
5.25%, due 07/15/2014	1,000,000	1,110,030
Southeastern Public Service Authority, Virginia, Revenue,
5.00%, due 07/01/2015	1,000,000	1,080,190
Spotsylvania Co., Virginia, GO,
5.00%, due 01/15/2016	500,000	545,755
Spotsylvania Co., Virginia, Water & Sewer, Revenue,
5.00%, due 06/01/2026	500,000	529,325
University of Virginia, Revenue,
5.00%, due 06/01/2013	585,000	653,767
Upper Occoquan, Virginia, Sewer Authority, Revenue,
5.15%, due 07/01/2020	250,000	288,275
Virginia Beach, Virginia, Public Improvement, GO,
5.00%, due 06/01/2021	250,000	291,130
Virginia Biotechnology Research Partnership Authority, Lease Revenue,
5.00%, due 09/01/2020	500,000	563,260
Virginia College Building Authority, Educational Facilities, Revenue,
5.00%, due 02/01/2017, prerefunded 02/01/2014 @ 100	500,000	565,705
5.00%, due 04/01/2017	500,000	553,270
Virginia Commonwealth Transportation Board, Federal Highway Reimbursement Anticipation Note, Revenue,
5.00%, due 09/28/2015	500,000	577,000
Virginia Polytechnic Institute & State University, Revenue,
5.00%, due 06/01/2016	500,000	553,075
Virginia Small Business Financing Authority, Healthcare Facilities Revenue,
5.00%, due 11/01/2017	250,000	274,258
Virginia State Public Building Authority, Public Facilities, Series D, Revenue,
5.00%, due 08/01/2016	1,000,000	1,100,440
Virginia State Public Building Authority, Revenue,
5.00%, due 08/01/2012	635,000	694,125

21

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND SCHEDULE OF INVESTMENTS (Continued)

VIRGINIA REVENUE AND GENERAL OBLIGATION (GO) BONDS — 94.8% (Continued)	Par Value	Value
Virginia State Public School Authority, Series A, Revenue,
5.00%, due 08/01/2020	$585,000	$639,194
Virginia State Public School Authority, Series B, Revenue,
4.00%, due 08/01/2014	400,000	439,412
Virginia State Public School Authority, Series B-1, Revenue,
5.00%, due 08/01/2018	500,000	570,855
Virginia State Resources Authority, Clean Water, Revenue,
5.00%, due 10/01/2021	500,000	566,135
Virginia State Resources Authority, Infrastructure, Revenue,
5.50%, due 05/01/2017, prerefunded 05/01/2010 @ 101	400,000	405,740
5.50%, due 05/01/2017	100,000	101,406
Virginia State Resources Authority, Infrastructure, Series B, Revenue,
5.00%, due 11/01/2024	500,000	556,865
Virginia State, Series B, GO,
5.00%, due 06/01/2012	500,000	544,820
5.00%, due 06/01/2017	250,000	289,950

Total Virginia Revenue and General Obligation (GO) Bonds (Cost $29,892,090)		$31,181,960

WASHINGTON, D.C. REVENUE BONDS — 1.6%	Par Value	Value
Metropolitan Washington Airports Authority, Series C, Revenue,
5.00%, due 10/01/2022 (Cost $510,341)	$500,000	$539,540

MONEY MARKET FUNDS — 2.4%	Shares	Value
Fidelity Tax Exempt Portfolio - Class I, 0.11% (a) (Cost $794,235)	794,235	$794,235

Total Investments at Value — 98.8% (Cost $31,196,666)		$32,515,735

Other Assets in Excess of Liabilities — 1.2%		388,860

Net Assets — 100.0%		$32,904,595

(a)	Variable rate security. The rate shown is the 7-day effective yield as of March 31, 2010.

See accompanying notes to financial statements.

22

THE JAMESTOWN FUNDS STATEMENTS OF ASSETS AND LIABILITIES March 31, 2010

	Jamestown Balanced Fund	Jamestown Equity Fund	Jamestown Tax Exempt Virginia Fund
ASSETS
Investments in securities:
At acquisition cost	$18,037,777	$20,664,766	$31,196,666
At value (Note 1)	$22,236,578	$26,690,783	$32,515,735
Dividends and interest receivable	93,401	11,061	421,459
Receivable for investment securities sold	986,621	1,689,611	—
Receivable for capital shares sold	—	500	1,000
Other assets	2,101	11,119	8,599
TOTAL ASSETS	23,318,701	28,403,074	32,946,793

LIABILITIES
Distributions payable	12,024	—	12,073
Payable for investment securities purchased	1,053,508	1,839,375	—
Payable for capital shares redeemed	45,412	10,112	16,726
Accrued investment advisory fees (Note 3)	12,182	14,432	5,428
Accrued administration fees (Note 3)	4,000	4,000	4,100
Accrued compliance fees (Note 3)	515	515	515
Other accrued expenses	7,591	1,003	3,356
TOTAL LIABILITIES	1,135,232	1,869,437	42,198

NET ASSETS	$22,183,469	$26,533,637	$32,904,595

Net assets consist of:
Paid-in capital	$19,823,863	$24,185,318	$31,565,481
Undistributed (overdistributed) net investment income	(25,209)	43,196	—
Accumulated net realized gains (losses) from security transactions	(1,813,986)	(3,720,894)	20,045
Net unrealized appreciation on investments	4,198,801	6,026,017	1,319,069
Net assets	$22,183,469	$26,533,637	$32,904,595

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	1,831,230	1,808,927	3,186,420

Net asset value, offering price and redemption price per share	$12.11	$14.67	$10.33

See accompanying notes to financial statements.

23

THE JAMESTOWN FUNDS STATEMENTS OF OPERATIONS Year Ended March 31, 2010

	Jamestown Balanced Fund	Jamestown Equity Fund	Jamestown Tax Exempt Virginia Fund
INVESTMENT INCOME
Dividends	$267,342	$433,459	$1,485
Foreign withholding taxes on dividends	(337)	(545)	—
Interest	424,959	58	1,195,320
TOTAL INVESTMENT INCOME	691,964	432,972	1,196,805

EXPENSES
Investment advisory fees (Note 3)	145,211	148,417	133,865
Administration fees (Note 3)	48,000	48,000	48,153
Professional fees	20,713	17,788	14,988
Trustees’ fees and expenses	14,702	14,702	14,702
Custodian and bank service fees	7,349	7,882	5,718
Compliance fees (Note 3)	5,373	5,373	5,373
Pricing costs	6,013	1,137	8,697
Postage and supplies	3,851	4,121	3,571
Printing of shareholder reports	3,345	5,309	2,233
Insurance expense	3,177	2,841	4,575
Registration fees	4,087	4,670	1,829
Other expenses	5,199	5,748	6,326
TOTAL EXPENSES	267,020	265,988	250,030
Fees voluntarily waived by the Adviser (Note 3)	—	—	(19,113)
Expenses reimbursed through a directed brokerage arrangement (Note 4)	(18,000)	(11,000)	—
NET EXPENSES	249,020	254,988	230,917

NET INVESTMENT INCOME	442,944	177,984	965,888

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains (losses) on security transactions	(520,906)	(1,004,607)	54,035
Net change in unrealized appreciation/depreciation on investments	4,616,015	7,294,861	294,919

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	4,095,109	6,290,254	348,954

NET INCREASE IN NET ASSETS FROM OPERATIONS	$4,538,053	$6,468,238	$1,314,842

See accompanying notes to financial statements.

24

THE JAMESTOWN FUNDS STATEMENTS OF CHANGES IN NET ASSETS

	Jamestown Balanced Fund		Jamestown Equity Fund
	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2010	Year Ended March 31, 2009
FROM OPERATIONS
Net investment income	$442,944	$568,712	$177,984	$148,523
Net realized losses on security transactions	(520,906)	(1,243,572)	(1,004,607)	(2,678,409)
Net change in unrealized appreciation/depreciation on investments	4,616,015	(5,607,996)	7,294,861	(7,869,783)
Net increase (decrease) in net assets from operations	4,538,053	(6,282,856)	6,468,238	(10,399,669)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(464,931)	(449,455)	(134,788)	—
Return of capital	—	—	—	(127,900)
Decrease in net assets from distributions to shareholders	(464,931)	(449,455)	(134,788)	(127,900)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	246,821	748,777	4,602,946	1,613,782
Net asset value of shares issued in reinvestment of distributions to shareholders	400,602	386,123	128,492	117,283
Payments for shares redeemed	(3,608,673)	(5,388,675)	(3,321,397)	(4,729,875)
Net increase (decrease) in net assets from capital share transactions	(2,961,250)	(4,253,775)	1,410,041	(2,998,810)

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,111,872	(10,986,086)	7,743,491	(13,526,379)

NET ASSETS
Beginning of year	21,071,597	32,057,683	18,790,146	32,316,525
End of year	$22,183,469	$21,071,597	$26,533,637	$18,790,146

UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME	$(25,209)	$(13,328)	$43,196	$—

CAPITAL SHARE ACTIVITY
Shares sold	21,848	72,678	336,642	127,845
Shares reinvested	35,858	32,928	9,198	8,974
Shares redeemed	(315,673)	(492,194)	(243,780)	(367,801)
Net increase (decrease) in shares outstanding	(257,967)	(386,588)	102,060	(230,982)
Shares outstanding, beginning of year	2,089,197	2,475,785	1,706,867	1,937,849
Shares outstanding, end of year	1,831,230	2,089,197	1,808,927	1,706,867

See accompanying notes to financial statements.

25

THE JAMESTOWN FUNDS STATEMENTS OF CHANGES IN NET ASSETS

	Jamestown Tax Exempt Virginia Fund
	Year Ended March 31, 2010	Year Ended March 31, 2009
FROM OPERATIONS
Net investment income	$965,888	$1,002,793
Net realized gains on security transactions	54,035	8,422
Net change in unrealized appreciation/depreciation on investments	294,919	488,234
Net increase in net assets from operations	1,314,842	1,499,449

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(991,361)	(990,933)
From net realized gains from security transactions	(40,804)	(3,442)
Decrease in net assets from distributions to shareholders	(1,032,165)	(994,375)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	1,899,062	4,688,555
Net asset value of shares issued in reinvestment of distributions to shareholders	876,547	845,363
Payments for shares redeemed	(2,883,645)	(2,402,415)
Net increase (decrease) in net assets from capital share transactions	(108,036)	3,131,503

TOTAL INCREASE IN NET ASSETS	174,641	3,636,577

NET ASSETS
Beginning of year	32,729,954	29,093,377
End of year	$32,904,595	$32,729,954

UNDISTRIBUTED NET INVESTMENT INCOME	$—	$27,239

CAPITAL SHARE ACTIVITY
Shares sold	184,087	467,416
Shares reinvested	84,650	83,841
Shares redeemed	(277,154)	(237,160)
Net increase (decrease) in shares outstanding	(8,417)	314,097
Shares outstanding, beginning of year	3,194,837	2,880,740
Shares outstanding, end of year	3,186,420	3,194,837

See accompanying notes to financial statements.

26

THE JAMESTOWN BALANCED FUND FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
	Years Ended March 31,
	2010	2009	2008	2007	2006
Net asset value at beginning of year	$10.09	$12.95	$14.53	$14.97	$14.92

Income (loss) from investment operations:
Net investment income	0.22	0.25	0.26	0.27	0.26
Net realized and unrealized gains (losses) on investments	2.04	(2.91)	0.27	0.69	1.06
Total from investment operations	2.26	(2.66)	0.53	0.96	1.32

Less distributions:
Dividends from net investment income	(0.24)	(0.20)	(0.28)	(0.29)	(0.27)
Distributions from net realized gains	—	—	(1.83)	(1.11)	(1.00)
Total distributions	(0.24)	(0.20)	(2.11)	(1.40)	(1.27)

Net asset value at end of year	$12.11	$10.09	$12.95	$14.53	$14.97

Total return (a)	22.56%	(20.75% )	2.97%	6.57%	9.14%

Net assets at end of year (000’s)	$22,183	$21,072	$32,058	$45,460	$56,879

Ratio of gross expenses to average net assets	1.20%	1.14%	1.01%	0.94%	0.93%

Ratio of net expenses to average net assets (b)	1.11%	1.05%	0.95%	0.89%	0.89%

Ratio of net investment income to average net assets	1.98%	2.10%	1.71%	1.80%	1.72%

Portfolio turnover rate	40%	43%	30%	40%	49%
(a)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Ratios were determined based on net expenses after expense reimbursements through a directed brokerage arrangement (Note 4).

See accompanying notes to financial statements.

27

THE JAMESTOWN EQUITY FUND FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
	Years Ended March 31,
	2010	2009	2008	2007	2006
Net asset value at beginning of year	$11.01	$16.68	$18.12	$18.45	$17.69

Income (loss) from investment operations:
Net investment income	0.10	0.08	0.08	0.10	0.07
Net realized and unrealized gains (losses) on investments	3.64	(5.68)	0.20	1.15	2.11
Total from investment operations	3.74	(5.60)	0.28	1.25	2.18

Less distributions:
Dividends from net investment income	(0.08)	—	(0.08)	(0.10)	(0.07)
Distributions from net realized gains	—	—	(1.50)	(1.48)	(1.35)
Return of capital	—	(0.07)	(0.14)	—	—
Total distributions	(0.08)	(0.07)	(1.72)	(1.58)	(1.42)

Net asset value at end of year	$14.67	$11.01	$16.68	$18.12	$18.45

Total return (a)	33.96%	(33.63% )	0.94%	6.92%	12.69%

Net assets at end of year (000’s)	$26,534	$18,790	$32,317	$37,128	$42,770

Ratio of gross expenses to average net assets	1.16%	1.15%	0.99%	0.97%	0.97%

Ratio of net expenses to average net assets (b)	1.12%	1.10%	0.95%	0.91%	0.92%

Ratio of net investment income to average net assets	0.78%	0.56%	0.38%	0.52%	0.36%

Portfolio turnover rate	59%	69%	46%	53%	60%

(a)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Ratios were determined based on net expenses after expense reimbursements through a directed brokerage arrangement (Note 4).

See accompanying notes to financial statements.

28

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
	Years Ended March 31,
	2010	2009		2008	2007	2006
Net asset value at beginning of year	$10.24	$10.10		$10.06	$10.05	$10.22

Income (loss) from investment operations:
Net investment income	0.30	0.34		0.36	0.37	0.36
Net realized and unrealized gains (losses) on investments	0.11	0.13		0.05	0.01	(0.17)
Total from investment operations	0.41	0.47		0.41	0.38	0.19

Less distributions:
Dividends from net investment income	(0.31)	(0.33)		(0.36)	(0.36)	(0.36)
Distributions from net realized gains	(0.01)	(0.00	)(b)	(0.01)	(0.01)	—
Total distributions	(0.32)	(0.33)		(0.37)	(0.37)	(0.36)

Net asset value at end of year	$10.33	$10.24		$10.10	$10.06	$10.05

Total return (a)	4.04%	4.77%		4.09%	3.85%	1.83%

Net assets at end of year (000’s)	$32,905	$32,730		$29,093	$28,981	$30,421

Ratio of gross expenses to average net assets	0.75%	0.77%		0.77%	0.75%	0.73%

Ratio of net expenses to average net assets	0.69%	0.69%		0.69%	0.69%	0.69%

Ratio of net investment income to average net assets	2.89%	3.31%		3.54%	3.66%	3.50%

Portfolio turnover rate	16%	10%		13%	10%	22%

(a)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Amount rounds to less than a penny per share.

See accompanying notes to financial statements.

29

THE JAMESTOWN FUNDS NOTES TO FINANCIAL STATEMENTS March 31, 2010

1. Organization and Significant Accounting Policies

The Jamestown Balanced Fund, The Jamestown Equity Fund and The Jamestown Tax Exempt Virginia Fund (individually, a “Fund,” and, collectively, the “Funds”) are each a no-load series of Williamsburg Investment Trust (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on July 18, 1988. Other series of the Trust are not included in this report.

The Jamestown Balanced Fund’s investment objectives are long-term growth of capital and income through investment in a portfolio of equity and fixed income securities. Capital protection and low volatility are important investment goals.

The Jamestown Equity Fund’s investment objective is long-term growth of capital through investment in a diversified portfolio composed primarily of common stocks and other equity securities. Current income is incidental to this objective and may not be significant.

The Jamestown Tax Exempt Virginia Fund’s investment objectives are to provide current income exempt from federal income taxes and from the personal income taxes of Virginia, to preserve capital, to limit credit risk and to take advantage of opportunities to increase and enhance the value of a shareholder’s investment.

The following is a summary of the Funds’ significant accounting policies:

Securities valuation — The Funds’ portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities traded on a national stock exchange are generally valued based upon the closing price on the principal exchange where the security is traded. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. It is expected that fixed income securities will ordinarily be traded in the over-the-counter market, and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. Short-term instruments (those with remaining maturities of 60 days or less) may be valued at amortized cost, which approximates market value.

When market quotations are not readily available, securities may be valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities. If a pricing service cannot provide a valuation, securities will be valued in good faith at fair value using methods consistent with those established by and under the general supervision of the Board of Trustees. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

30

THE JAMESTOWN FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

Accounting principles generally accepted in the United States (“GAAP”) establish a single authoritative definition of fair value, set out a framework for measuring fair value and require additional disclosures about fair value measurements.

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

• Level 1 – quoted prices in active markets for identical securities

• Level 2 – other significant observable inputs

• Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The following is a summary of the inputs used to value each Fund’s investments as of March 31, 2010 by security type:

The Jamestown Balanced Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$15,159,590	$—	$—	$15,159,590
U.S. Treasury & Agency Bonds	—	1,355,434	—	1,355,434
Mortgage-Backed Securities	—	1,256,259	—	1,256,259
Corporate Bonds	—	4,247,942	—	4,247,942
Money Market Funds	—	217,353	—	217,353
Total	$15,159,590	$7,076,988	$—	$22,236,578

The Jamestown Equity Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$25,816,060	$—	$—	$25,816,060
Money Market Funds	—	169,548	—	169,548
Repurchase Agreements	—	705,175	—	705,175
Total	$25,816,060	$874,723	$—	$26,690,783

The Jamestown Tax Exempt Virginia Fund	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$31,721,500	$—	$31,721,500
Money Market Funds	—	794,235	—	794,235
Total	$—	$32,515,735	$—	$32,515,735

Refer to The Jamestown Balanced Fund’s and The Jamestown Equity Fund’s Schedule of Investments for a listing of the common stocks and corporate bonds valued using Level 1 and Level 2 inputs by sector type.

Repurchase agreements — The Funds may enter into repurchase agreements. A repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market value. At the time a Fund enters into a repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase

31

THE JAMESTOWN FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

agreement. In addition, the Funds actively monitor and seek additional collateral, as needed. If the seller defaults, the fair value of the collateral may decline and realization of the collateral by the Funds may be delayed or limited.

Share valuation — The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund’s assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share.

Investment income — Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed income securities purchased are amortized using the interest method.

Distributions to shareholders — Dividends arising from net investment income, if any, are declared and paid quarterly to shareholders of The Jamestown Balanced Fund and The Jamestown Equity Fund. Dividends arising from net investment income are declared daily and paid monthly to shareholders of The Jamestown Tax Exempt Virginia Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature.

The tax character of distributions paid during the years ended March 31, 2010 and March 31, 2009 was as follows:

	Years Ended	Ordinary Income	Long-Term Capital Gains	Exempt- Interest Dividends	Return of Capital	Total Distributions
The Jamestown Balanced Fund	3/31/10	$464,931	$—	$—	$—	$464,931
	3/31/09	$449,455	$—	$—	$—	$449,455
The Jamestown Equity Fund	3/31/10	$134,788	$—	$—	$—	$134,788
	3/31/09	$—	$—	$—	$127,900	$127,900
The Jamestown Tax Exempt Virginia Fund	3/31/10	$2,107	$38,697	$991,361	$—	$1,032,165
	3/31/09	$—	$3,442	$990,933	$—	$994,375

Security transactions — Security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis.

Securities traded on a “to-be-announced” basis — The Jamestown Balanced Fund may trade securities on a “to-be-announced” (“TBA”) basis. In a TBA transaction, the Fund has committed to purchase securities for which all specific information is not yet known at the time of the trade, particularly the face amount in mortgage-backed securities transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities.

Common expenses — Common expenses of the Trust are allocated among the series of the Trust based on relative net assets of each series or the nature of the services performed and the relative applicability to each series.

32

THE JAMESTOWN FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax — It is each Fund’s policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The tax character of distributable earnings at March 31, 2010 was as follows:

	The Jamestown Balanced Fund	The Jamestown Equity Fund	The Jamestown Tax Exempt Virginia Fund
Cost of portfolio investments	$18,093,384	$20,755,942	$31,196,666
Gross unrealized appreciation	$4,269,391	$6,147,193	$1,345,195
Gross unrealized depreciation	(126,197)	(212,352)	(26,126)
Net unrealized appreciation on investments	4,143,194	5,934,841	1,319,069
Undistributed ordinary income	18,855	43,196	—
Undistributed tax exempt income	—	—	12,466
Undistributed long-term gains	—	—	19,652
Capital loss carryforwards	(1,681,314)	(3,234,415)	—
Post-October losses	(109,105)	(395,303)	—
Other temporary differences	(12,024)	—	(12,073)
Total distributable earnings	$2,359,606	$2,348,319	$1,339,114

The difference between the federal income tax cost of portfolio investments and the Schedule of Investments cost for The Jamestown Balanced Fund and The Jamestown Equity Fund is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales and/or differing methods in the amortization of market discount and premium on fixed income securities.

As of March 31, 2010, The Jamestown Balanced Fund and The Jamestown Equity Fund had the following capital loss carryforwards for federal income tax purposes:

33

THE JAMESTOWN FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

	Amount	Expires March 31,
The Jamestown Balanced Fund	$931,525	2017
	749,789	2018
	$1,681,314

The Jamestown Equity Fund	$1,615,894	2017
	1,618,521	2018
	$3,234,415

In addition, The Jamestown Balanced Fund and The Jamestown Equity Fund had net realized capital losses of $109,105 and $395,303, respectively, during the period November 1, 2009 through March 31, 2010, which are treated for federal income tax purposes as arising during the Funds’ tax year ending March 31, 2011. These capital loss carryforwards and “post-October” losses may be utilized in future years to offset net realized capital gains, if any, prior to distribution to shareholders.

For the year ended March 31, 2010, The Jamestown Balanced Fund reclassified $10,106 of overdistributed net investment income against accumulated net realized losses on the Statements of Assets and Liabilities due to permanent differences in the recognition of capital gains or losses under income tax regulations and GAAP. These differences are primarily due to the tax treatment of certain debt obligations and paydown adjustments. Such reclassification had no effect on the Fund’s net assets or net asset value per share.

For the year ended March 31, 2010, The Jamestown Tax Exempt Virginia Fund reclassified $1,766 of undistributed net investment income against undistributed net realized gains on the Statements of Assets and Liabilities due to permanent differences in the recognition of capital gains or losses under income tax regulations and GAAP. These differences are primarily due to the tax treatment of certain debt obligations. Such reclassification had no effect on the Fund’s net assets or net asset value per share.

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on Federal income tax returns for all open tax years (tax years ended March 31, 2007 through March 31, 2010) of each Fund and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

2. Investment Transactions

Investment transactions, other than short-term investments and U.S. government securities, were as follows for the year ended March 31, 2010:

	The Jamestown Balanced Fund	The Jamestown Equity Fund	The Jamestown Tax Exempt Virginia Fund
Purchase of investment securities	$8,795,971	$14,964,046	$5,476,342
Proceeds from sales and maturities of investment securities	$9,466,171	$12,959,821	$5,035,085

34

THE JAMESTOWN FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

3. Transactions with Affiliates

INVESTMENT ADVISORY AGREEMENT
Each Fund’s investments are managed by Lowe, Brockenbrough & Company, Inc. (the “Adviser”) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, The Jamestown Balanced Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of .65% of its average daily net assets up to $250 million, .60% of the next $250 million of such assets and .55% of such assets in excess of $500 million. The Jamestown Equity Fund pays the Adviser a fee at an annual rate of .65% of its average daily net assets up to $500 million and .55% of such assets in excess of $500 million. The Jamestown Tax Exempt Virginia Fund pays the Adviser a fee at an annual rate of .40% of its average daily net assets up to $250 million, .35% of the next $250 million of such assets and .30% of such assets in excess of $500 million. Certain Trustees and officers of the Trust are also officers of the Adviser.

During the year ended March 31, 2010, the Adviser voluntarily undertook to limit the total annual operating expenses of The Jamestown Tax Exempt Virginia Fund to .69% of average daily net assets. Accordingly, the Adviser voluntarily waived $19,113 of the Fund’s investment advisory fees during the year ended March 31, 2010.

MUTUAL FUND SERVICES AGREEMENT
Under the terms of a Mutual Fund Services Agreement between the Trust and Ultimus Fund Solutions, LLC (“Ultimus”), Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Funds. For these services, Ultimus receives a monthly fee from each Fund at an annual rate of .15% of its average daily net assets up to $25 million; .125% of the next $25 million of such assets; and .10% of such assets in excess of $50 million. The Jamestown Balanced Fund and The Jamestown Equity Fund are each subject to a minimum monthly fee of $4,000. The Jamestown Tax Exempt Virginia Fund is subject to a minimum monthly fee of $3,500. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing portfolio securities. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the “Distributor”), the principal underwriter of each Fund’s shares and an affiliate of Ultimus. The Distributor is compensated by the Adviser (not the Funds) for acting as principal underwriter.

COMPLIANCE CONSULTING AGREEMENT
Under the terms of a Compliance Consulting Agreement between the Trust and Ultimus, Ultimus provides an individual to serve as the Trust’s Chief Compliance Officer and to administer the Funds’ compliance policies and procedures. For these services, the Funds pay Ultimus an annual base fee of $18,600 plus an asset-based fee equal to 0.01% per annum on the Funds’ aggregate net assets in excess of $100 million. In addition, the Funds reimburse Ultimus for reasonable out-of-pocket expenses, if any, incurred in connection with these services.

35

THE JAMESTOWN FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

4. Brokerage Arrangement

In order to reduce the total operating expenses of The Jamestown Balanced Fund and The Jamestown Equity Fund, a portion of each Fund’s operating expenses have been paid through an arrangement with a third-party broker-dealer who is compensated through commission trades. Payment of expenses by the broker-dealer is based on a percentage of commissions earned.

Expenses reimbursed through the brokerage arrangement totaled $18,000 and $11,000 for The Jamestown Balanced Fund and The Jamestown Equity Fund, respectively, for the year ended March 31, 2010.

5. Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

6. Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

7. Recent Accounting Pronouncement

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.” ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required by ASU No. 2010-06 are effective for interim and annual reporting periods beginning after December 31, 2009 and others for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. Management is currently evaluating the impact ASU No. 2010-06 will have on the Funds’ financial statement disclosures.

36

THE JAMESTOWN FUNDS REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The Jamestown Balanced Fund,
The Jamestown Equity Fund,
and The Jamestown Tax Exempt Virginia Fund of the Williamsburg Investment Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Jamestown Balanced Fund, The Jamestown Equity Fund, and The Jamestown Tax Exempt Virginia Fund (the “Funds”) (each a series of the Williamsburg Investment Trust), as of March 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2010, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Tax Exempt Virginia Fund, and The Jamestown Select Fund at March 31, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Cincinnati, Ohio
May 27, 2010

37

THE JAMESTOWN FUNDS BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

Overall responsibility for management of the Funds rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Funds. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Funds:

Trustee		Address	Age	Position Held with the Trust	Length of Time Served
*	Charles M. Caravati, Jr.	931 Broad Street Road Manakin-Sabot, VA	73	Chairman and Trustee	Since June 1991
*	Austin Brockenbrough III	1802 Bayberry Court, Suite 400 Richmond, VA	73	Trustee and Vice President	Since September 1988
*	John T. Bruce	800 Main Street Lynchburg, VA	56	Trustee	Since September 1988
	Robert S. Harris	100 Darden Boulevard Charlottesville, VA	60	Trustee	Since January 2007
	J. Finley Lee, Jr.	448 Pond Apple Drive North Naples, FL	70	Trustee	Since September 1988
	Richard L. Morrill	University of Richmond Richmond, VA	70	Trustee	Since March 1993
	Harris V. Morrissette	100 Jacintoport Boulevard Saraland, AL	50	Trustee	Since March 1993
	Samuel B. Witt III	302 Clovelly Road Richmond, VA	74	Trustee	Since November 1988
	Charles M. Caravati III	1802 Bayberry Court, Suite 400 Richmond, VA	45	President, Jamestown Balanced Fund and Jamestown Equity Fund	Since January 1996
	Joseph A. Jennings, III	1802 Bayberry Court, Suite 400 Richmond, VA	47	President, Jamestown Tax Exempt Virginia Fund	Since July 2005
	Lawrence B. Whitlock, Jr.	1802 Bayberry Court, Suite 400 Richmond, VA	62	Vice President, Jamestown Balanced Fund and Jamestown Equity Fund	Since February 2002
	Connie R. Taylor	1802 Bayberry Court, Suite 400 Richmond, VA	60	Vice President, Jamestown Balanced Fund and Jamestown Equity Fund	Since March 1993
	Robert G. Dorsey	225 Pictoria Drive, Suite 450 Cincinnati, OH	53	Vice President	Since November 2000
	Mark J. Seger	225 Pictoria Drive, Suite 450 Cincinnati, OH	48	Treasurer	Since November 2000
	John F. Splain	225 Pictoria Drive, Suite 450 Cincinnati, OH	53	Secretary	Since November 2000
	Tina H. Bloom	225 Pictoria Drive, Suite 450 Cincinnati, OH	41	Chief Compliance Officer	Since August 2006

*
Messrs. Bruce and Brockenbrough, as affiliated persons of investment advisers to the Trust, are “interested persons” of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940. Charles M. Caravati, Jr. is the father of Charles M. Caravati III.

38

THE JAMESTOWN FUNDS BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Each Trustee oversees nine series of the Trust, including the Funds. The principal occupations of the Trustees and executive officers of the Funds during the past five years and public directorships held by the Trustees are set forth below:

Charles M. Caravati, Jr. is a retired physician. He is also the retired President of Dermatology Associates of Virginia, P.C.

Austin Brockenbrough III is President and Managing Director of the Adviser. He is a member of the Board of Directors of Tredegar Corporation (a plastics manufacturer) and Wilkinson O’Grady & Co., Inc. (a global asset manager).

John T. Bruce is a Principal of Flippin, Bruce & Porter, Inc. (an investment advisory firm).

Robert S. Harris is the C. Stewart Sheppard Professor of Business Administration at The Darden Graduate School of Business Administration at the University of Virginia. He was previously the dean at Darden. Professor Harris has published widely on corporate finance, financial markets and mergers and acquisitions and has served as a consultant to corporations and government agencies.

J. Finley Lee, Jr. is a financial consultant and the Julian Price Professor Emeritus at the University of North Carolina.

Richard L. Morrill serves as President of the Teagle Foundation (charitable foundation) and Chancellor of the University of Richmond. He is also a member of the Board of Directors of Tredegar Corporation and Albemarle Corporation (specialty chemicals manufacturer).

Harris V. Morrissette is President of China Doll Rice and Beans Inc. and Dixie Lily Foods. He is a member of the Board of Directors of BancTrust Financial Group, Inc. (a bank holding company). In addition, he is Chairman of Azalea Aviation, Inc. (an airplane fueling company).

Samuel B. Witt III is the retired Senior Vice President and General Counsel of Stateside Associates, Inc. He is also a member of the Board of Directors of The Swiss Helvetia Fund, Inc. (a closed-end investment company).

Charles M. Caravati III is a Managing Director of the Adviser.

Joseph A. Jennings, III is Vice President and a Portfolio Manager of the Adviser.

Lawrence B. Whitlock, Jr. is a Managing Director of the Adviser.

Connie R. Taylor is an Administrator of the Adviser.

Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

39

THE JAMESTOWN FUNDS BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

John F. Splain is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Tina H. Bloom is Vice President of Administration of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Additional information about members of the Board of Trustees and executive officers is available in the Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call 1-866-738-1126.

FEDERAL TAX INFORMATION (Unaudited)

In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from ordinary income and net realized gains made by the Funds during the fiscal year ended March 31, 2010. Certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Jamestown Balanced Fund and The Jamestown Equity Fund intend to designate up to a maximum amount of $464,931 and $134,788, respectively, as taxed at a maximum rate of 15%. The Jamestown Tax Exempt Virginia Fund designates $38,304 as long-term gain distributions. For the fiscal year ended March 31, 2010, 51% and 100% of the dividends paid from ordinary income by The Jamestown Balanced Fund and The Jamestown Equity Fund, respectively, qualified for the dividends received deduction for corporations.

As required by federal regulations, complete information will be computed and reported in conjunction with your 2010 Form 1099-DIV.

40

THE JAMESTOWN FUNDS ABOUT YOUR FUNDS’ EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (October 1, 2009 through March 31, 2010).

The table below illustrates each Fund’s costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Funds’ ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the returns used are not the Funds’ actual returns, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission (“SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge sales loads or redemption fees.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Funds’ expenses, including annual expense ratios for the prior five fiscal years, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds’ prospectus.

41

THE JAMESTOWN FUNDS ABOUT YOUR FUNDS’ EXPENSES (Unaudited) (Continued)

	Beginning Account Value October 1, 2009	Ending Account Value March 31, 2010	Expenses Paid During Period*
The Jamestown Balanced Fund
Based on Actual Fund Return	$1,000.00	$1,073.10	$5.79
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.35	$5.64
The Jamestown Equity Fund
Based on Actual Fund Return	$1,000.00	$1,099.00	$5.49
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.70	$5.29
The Jamestown Tax Exempt Virginia Fund
Based on Actual Fund Return	$1,000.00	$ 998.60	$3.44
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,021.49	$3.48

*
Expenses are equal to the Funds’ annualized expense ratios for the period as stated below, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

The Jamestown Balanced Fund	1.12%
The Jamestown Equity Fund	1.05%
The Jamestown Tax Exempt Virginia Fund	0.69%

OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-866-738-1126, or on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-866-738-1126, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings of the Funds with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request, by calling 1-866-738-1126. Furthermore, you may obtain a copy of these filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

42

THE JAMESTOWN FUNDS DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At an in-person meeting held on February 9, 2010, the Board of Trustees, including a majority of the Independent Trustees, approved the continuance for a one-year period of the Investment Advisory Agreements with the Adviser on behalf of The Jamestown Balanced Fund, The Jamestown Equity Fund and The Jamestown Tax Exempt Virginia Fund. Below is a discussion of the factors considered by the Board of Trustees along with their conclusions with respect thereto that formed the basis for the Board’s approvals.

In selecting the Adviser and approving the continuance of the Investment Advisory Agreements, the Trustees considered all information they deemed reasonably necessary to evaluate the terms of the Agreements. The principal areas of review by the Trustees were the nature, extent and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services. These matters were considered by the Independent Trustees consulting with experienced counsel for the Independent Trustees, who is independent of the Adviser.

The Trustees’ evaluation of the quality of the Adviser’s services took into account their knowledge and experience gained through meetings with and reports of the Adviser’s senior management over the course of the preceding year. Both short-term and long-term investment performance of the Funds was considered. Each Fund’s performance was compared to its performance benchmark and to that of competitive funds with similar investment objectives and to the Adviser’s comparably managed private accounts. The Trustees also considered the scope and quality of the in-house capabilities of the Adviser and other resources dedicated to performing services for the Funds. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Funds’ other service providers, were considered in light of the Funds’ compliance with investment policies and applicable laws and regulations and of related reports by management and the Funds’ independent public accounting firm in periodic meetings with the Trust’s Audit Committee. The Trustees also considered the business reputation of the Adviser, the qualifications of its key investment and compliance personnel, and its financial resources.

In reviewing the fees payable under the Investment Advisory Agreements, the Trustees compared the advisory fees and overall expense levels of each Fund with those of competitive funds with similar investment objectives as well as the private accounts managed by the Adviser. The Trustees considered information provided by the Adviser concerning the Adviser’s profitability with respect to each Fund, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. For these purposes, the Trustees took into account not only the fees paid by the Funds, but also so-called “fallout” benefits to the Adviser, such as the benefits of research made available to the Adviser by reason of brokerage commissions generated by the Funds’ securities transactions. The Trustees also reviewed the revenue sharing arrangements relating to the Funds, whereby fees are paid by the Adviser to various intermediaries that direct assets to the Funds. In evaluating the Funds’ advisory fees, the Trustees took into account the complexity and quality of the investment management of the Funds.

Based upon their review of this information, the Independent Trustees concluded that: (i) upon consideration of the 2009 performance and the longer term performance of The Jamestown

43

THE JAMESTOWN FUNDS DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited) (Continued)

Balanced Fund and The Jamestown Equity Fund, in light of the Adviser’s investment approach and each Fund’s investment objective, as well as the services provided to shareholders, the Adviser has provided satisfactory services to the Funds; (ii) although the short-term and long-term performance of The Jamestown Tax Exempt Virginia Fund has lagged its benchmark index and the average returns for comparably managed mutual funds, the Fund is managed in a conservative investment style and is not managed to correlate to any particular index, and the Independent Trustees believe that the Fund has satisfactorily met the goal of providing tax-exempt income with limited exposure to credit and maturity risks; (iii) the investment advisory fees of each Fund are competitive with comparably managed funds and each Fund’s total operating expense ratio is competitive with (and, in the case of The Jamestown Equity Fund and The Jamestown Tax Exempt Virginia Fund, significantly lower than) the average expense ratio for comparably managed funds, according to statistics derived from Morningstar, Inc.; and (iv) the Adviser’s commitment to cap overall operating expenses of The Jamestown Tax-Exempt Virginia Fund by waiving a portion of its investment advisory fees has enabled such Fund to increase returns for its shareholders and to maintain an overall expense ratio that is competitive with the average for similarly managed funds, despite the small size of the Fund. Given the current size of the Funds and their expected growth, the Independent Trustees did not believe that at the present time it would be relevant to consider the extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Independent Trustees also considered the “fallout” benefits to, and the profitability of, the Adviser with respect to the Funds, but given the amounts involved viewed these as secondary factors in connection with the evaluation of the reasonableness of the advisory fees paid by the Funds.

No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve continuance of the Investment Advisory Agreements. Rather the Trustees concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of each Fund and its shareholders to continue its Investment Advisory Agreement without modification to its terms, including the fees charged for services thereunder

44

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THE JAMESTOWN FUNDS

Investment Adviser
Lowe, Brockenbrough & Company, Inc.
1802 Bayberry Court
Suite 400
Richmond, Virginia 23226
www.jamestownfunds.com

Administrator
Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707
(Toll-Free) 1-866-738-1126

Independent Registered
Public Accounting Firm
Ernst & Young LLP
1900 Scripps Center
312 Walnut Street
Cincinnati, Ohio 45202

Legal Counsel
Sullivan & Worcester LLP
One Post Office Square
Boston, Massachusetts 02109

Board of Trustees
Austin Brockenbrough, III
John T. Bruce
Charles M. Caravati, Jr.
Robert S. Harris
J. Finley Lee, Jr.
Richard L. Morrill
Harris V. Morrissette
Samuel B. Witt, III

WILLIAMSBURG INVESTMENT TRUST

PART C.	OTHER INFORMATION

Item 28.	Exhibits

(a)	Agreement and Declaration of Trust — Incorporated herein by reference to Registration Statement on Form N-1A

(b)	Bylaws — Incorporated herein by reference to Registration Statement on Form N-1A

(c)	Incorporated herein by reference to Agreement and Declaration of Trust and Bylaws

(d)	(i)	Investment Advisory Agreement for The Jamestown Equity Fund — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 29 filed on August 1, 1997

(ii)	Investment Advisory Agreement for The Jamestown Balanced Fund — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 29 filed on August 1, 1997

(iii)	Investment Advisory Agreement for The Jamestown Tax Exempt Virginia Fund — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 29 filed on August 1, 1997

(iv)	(a)
Investment Advisory Agreement for the FBP Balanced Fund (formerly the FBP Contrarian Balanced Fund) — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 40 filed on July 29, 2004

(b)	Amendment to Investment Advisory Agreement for the FBP Balanced Fund — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 34 filed on August 1, 2000

(v)	(a)	Investment Advisory Agreement for the FBP Value Fund (formerly the FBP Contrarian Equity Fund) — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 40 filed on July 29, 2004
(b)	Amendment to Investment Advisory Agreement for the FBP Value Fund — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 34 filed on August 1, 2000

(vi)	Investment Advisory Agreement for The Government Street Equity Fund — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 41 filed on November 15, 2004

(vii)	Investment Advisory Agreement for The Alabama Tax Free Bond Fund — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 41 filed on November 15, 2004

(viii)	Investment Advisory Agreement for The Government Street Mid-Cap Fund — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 40 filed on July 29, 2004

(ix)	Investment Advisory Agreement for The Davenport Core Fund (formerly The Davenport Equity Fund) — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 31 filed on July 31, 1998

(e)	Distribution Agreements with Ultimus Fund Distributors, LLC — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 35 filed on May 18, 2001

(f)	Inapplicable

(g)	Custody Agreement with U.S. Bank, N.A. (formerly Firstar Bank) — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 26 filed on August 1, 1996

(h)	(i)	Mutual Fund Services Agreement with Ultimus Fund Solutions, LLC — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 46 filed on July 29, 2008

(ii)	Compliance Consulting Agreement with Ultimus Fund Solutions, LLC — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 45 filed on July 27, 2007

(i)	Opinion and Consent of Counsel relating to Issuance of Shares — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 39 filed on August 29, 2003

(j)	Consent of Independent Registered Public Accounting Firm — Filed herewith

(k)	Inapplicable

(l)	Inapplicable

(m)	Inapplicable

(n)	Inapplicable

(o)	Reserved

(p)	(i)	Code of Ethics of The Jamestown Funds — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 45 filed on July 27, 2007

(ii)	Code of Ethics of Lowe, Brockenbrough & Company, Inc. — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 45 filed on July 27, 2007

(iii)	Code of Ethics of the Flippin, Bruce & Porter Funds — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 47 filed on July 29, 2009.

(iv)	Code of Ethics of Flippin, Bruce & Porter, Inc. — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 44 filed on July 28, 2006

(v)	Code of Ethics of The Government Street Funds — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 44 filed on July 28, 2006

(vi)	Code of Ethics of Leavell Investment Management, Inc. — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 47 filed on July 29, 2009

(vii)	Code of Ethics of The Davenport Core Fund (formerly The Davenport Equity Fund — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 47 filed on July 29, 2009

(viii)	Code of Ethics of Davenport & Company LLC — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 47 filed on July 29, 2009

(ix)	Code of Ethics of Ultimus Fund Distributors, LLC — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 46 filed on July 29, 2008

(Other)
Powers of Attorney for Austin Brockenbrough, III, John T. Bruce, Charles M. Caravati, III, J. Finley Lee, Jr., Richard L. Morrill, Harris V. Morrissette and Samuel B. Witt, III — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 44 filed on July 28, 2006

Power of Attorney for Robert S. Harris — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 46 filed on July 29, 2008

Item 29.	Persons Controlled by or Under Common Control with Registrant

No person is directly or indirectly controlled by or under common control with the Registrant.

Item 30.	Indemnification

Article VIII of the Registrant’s Agreement and Declaration of Trust provides for indemnification of officers and Trustees as follows:

SECTION 8.4 Indemnification of Trustees and Officers.  Subject to the limitations set forth in this Section 8.4, the Trust shall indemnify (from the assets of the Fund or Funds to which the conduct in question relates) each of its Trustees and officers, including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (referred to hereinafter, together with such person’s heirs, executors, administrators or other legal representatives, as a “covered person”) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, incurred by any covered person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such covered person may be or may have been involved as a party or otherwise or with which such covered person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such covered person (i) did not act in good faith in the reasonable belief that his action was in or not opposed to the best interests of the Trust or (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (either and both of the conduct described in clauses (i) and (ii) above being referred to hereinafter as “Disabling Conduct”).  A determination that the covered person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that such covered person was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative action against such covered person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that such covered person was not liable by reason of Disabling Conduct by (a) vote of a majority of a quorum of Trustees who are neither “interested persons” of the Trust as the quoted phrase is defined in Section 2(a) (19) of the Investment Company Act of 1940 nor parties to the action, suit or other proceeding on the same or similar grounds is then or has been pending or threatened (such quorum of such Trustees being referred to hereinafter as the “Disinterested Trustees”), or (b) an independent legal counsel in a written opinion.  Expenses, including accountants’ and counsel fees so incurred by any such covered person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Fund or Funds to which the conduct in question related in advance of the final disposition of any such action, suit or proceeding; provided, that the covered person shall have undertaken to repay the amounts so paid if it is ultimately determined that indemnification of such expenses is not authorized under this Article VIII and if (i) the covered person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of the Independent Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full inquiry), that there is reason to believe that the covered person ultimately will be entitled to indemnification hereunder.

SECTION 8.5 Compromise Payment.  As to any matter disposed of by a compromise payment by any covered person referred to in Section 8.4 hereof, pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such indemnification shall be approved (i) by a majority of the Disinterested Trustees or (ii) by an independent legal counsel in a written opinion.  Approval by the Independent Trustees pursuant to clause (ii) shall not prevent the recovery from any covered person of any amount paid to such covered person in accordance with either of such clauses as indemnification if such covered person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such covered person’s action was in or not opposed to the best interests of the Trust or to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such covered person’s office.

SECTION 8.6 Indemnification Not Exclusive.  The right of indemnification provided by this Article VIII shall not be exclusive of or affect any of the rights to which any such covered person may be entitled.  Nothing contained in this Article VIII shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

The Registrant’s Investment Advisory Agreements provide for indemnification of each of the Advisors as follows:

8.(b) Indemnification of Advisor.  Subject to the limitations set forth in this Subsection 8(b), the Trust shall indemnify, defend and hold harmless (from the assets of the Fund or Funds to which the conduct in question relates) the Advisor against all loss, damage and liability, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, incurred by the Advisor in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, related to or resulting from this Agreement or the performance of services hereunder, except with respect to any matter as to which it has been determined that the loss, damage or liability is a direct result of (i) a breach of fiduciary duty with respect to the receipt of  compensation for services; or (ii) willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by it of its duties under this Agreement (either and both of the conduct described in clauses (i) and (ii) above being referred to hereinafter as “Disabling Conduct”).  A determination that the Advisor is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Advisor was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against the Advisor for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the Advisor was not liable by reason of Disabling Conduct by: (a) vote of a majority of a quorum of Trustees who are neither “interested persons” of the Trust as the quoted phrase is defined in Section 2 (a) (19) of the Investment Company Act of 1940 nor parties to the action, suit or other proceeding on the same or similar grounds that is then or has been pending or threatened (such quorum of such Trustees being referred to hereinafter as the “Independent Trustees”), or (b) an independent legal counsel in a written opinion.  Expenses, including accountants’ and counsel fees so incurred by the Advisor (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Fund or Funds to which the conduct in question related in advance of the final disposition of any such action, suit or proceeding; provided, that the Advisor shall have undertaken to repay the amounts so paid if it is ultimately determined that indemnification of such expenses is not authorized under this Subsection 8(b) and if (i) the Advisor shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of the Independent Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Advisor ultimately will be entitled to indemnification hereunder.

As to any matter disposed of by a compromise payment by the Advisor referred to in this Subsection 8(b), pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such indemnification shall be approved (i) by a majority of the Independent Trustees or (ii) by an independent legal counsel in a written opinion.  Approval by the Independent Trustees pursuant to clause (i) shall not prevent the recovery from the Advisor of any amount paid to the Advisor in accordance with either of such clauses as indemnification if the Advisor is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that the Advisor’s action was in or not opposed to the best interests of the Trust or to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in its conduct under the Agreement.

The right of indemnification provided by this Subsection 8(b) shall not be exclusive of or affect any of the rights to which the Advisor may be entitled.  Nothing contained in this Subsection 8(b) shall affect any rights to indemnification to which Trustees, officers or other personnel of the Trust, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

The Board of Trustees of the Trust shall take all such action as may be necessary and appropriate to authorize the Trust hereunder to pay the indemnification required by this Subsection 8(b) including, without limitation, to the extent needed, to determine whether the Advisor is entitled to indemnification hereunder and the reasonable amount of any indemnity due it hereunder, or employ independent legal counsel for that purpose.

8. (c)  The provisions contained in Section 8 shall survive the expiration or other termination of this Agreement, shall be deemed to include and protect the Advisor and its directors, officers, employees and agents and shall inure to the benefit of its/their respective successors, assigns and personal representatives.

The Distribution Agreements with Ultimus Fund Distributors, LLC (the “Distributor”) provide that the Distributor, its directors, officers, employees, partners, shareholders and control persons shall not be liable for any error of judgment or mistake of law or for any loss suffered by Registrant in connection with the matters to which the Agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of any of such persons in the performance of Distributor’s duties or from the reckless disregard by any of such persons of Distributor’s obligations and duties under the Agreements.  Registrant will advance attorneys’ fees or other expenses incurred by any such person in defending a proceeding, upon the undertaking by or on behalf of such person to repay the advance if it is ultimately determined that such person is not entitled to indemnification.

The Registrant maintains a standard mutual fund and investment advisory professional and directors and officers liability policy.  The policy provides coverage to the Registrant and its Trustees and officers.  Coverage under the policy includes losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.  The Registrant may not pay for insurance which protects its Trustees and officers against liabilities arising from action involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices.

Item 31.	Business and Other Connections of the Investment Adviser

Lowe, Brockenbrough & Company, Inc. (“LB&C”), 1802 Bayberry Court, Suite 400, Richmond, Virginia 23226, is a registered investment adviser providing investment advisory services to three series of Registrant:  The Jamestown Balanced Fund, The Jamestown Equity Fund and The Jamestown Tax Exempt Virginia Fund.  LB&C also provides investment advisory services to corporations, trusts, pension and profit sharing plans, other business and institutional accounts, and individuals.  The following list sets forth the directors and officers of LB&C and the business and other connections of a substantial nature engaged in at any time during the past two years:

(i)	Austin Brockenbrough III—Managing Director of LB&C
▪	Trustee of Registrant and Vice President of The Jamestown Balanced Fund, The Jamestown Equity Fund and The Jamestown Tax Exempt Virginia Fund

(ii)	Lawrence B. Whitlock, Jr.—Managing Director of LB&C
▪	Vice President of The Jamestown Balanced Fund and The Jamestown Equity Fund

(iii)	David A. Lyons—Managing Director of LB&C

(iv)	Charles M. Caravati III—Managing Director of LB&C
▪	President of The Jamestown Balanced Fund and The Jamestown Equity Fund

(v)	William R. Claiborne—Managing Director of LB&C

(vi)	Robert R. Burke—Managing Director of LB&C

(vii)	Austin Brockenbrough IV—Managing Director of LB&C

(viii)	Page T. Reece—Chief Compliance Officer of LB&C
•	Compliance Officer of The Jamestown Balanced Fund, The Jamestown Equity Fund and The Jamestown Tax Exempt Virginia Fund

Flippin, Bruce & Porter, Inc. (“FBP”), 800 Main Street, Suite 202, Lynchburg, Virginia 24505, is a registered investment adviser providing investment advisory services to two series of Registrant: the FBP Balanced Fund and the FBP Value Fund.  FBP also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts, and individuals.  The following list sets forth the directors and officers of FBP and the business and other connections of a substantial nature engaged in at any time during the past two years:

(i)	John T. Bruce—President, Director and member of Executive Committee of FBP
▪	President of FBP Balanced Fund and FBP Value Fund

(ii)	John M. Flippin—Director of FBP
▪	Vice President of FBP Balanced Fund and FBP Value Fund

(iii)	Robert G. Porter III—Director of FBP
▪	Vice President of FBP Balanced Fund and FBP Value Fund

(iv)	David J. Marshall—Secretary, Director and member of Executive Committee of FBP
•	Vice President of FBP Balanced Fund and FBP Value Fund

(v)	John H. Hanna IV—Vice President, Director and member of Executive Committee of FBP
•	Vice President of FBP Balanced Fund and FBP Value Fund

(vi)	Teresa L. Sanderson—Chief Compliance Officer of FBP
•	Compliance Officer of FBP Balanced Fund and FBP Value Fund

(vii)	Michael E. Watson—Treasurer and Controller of FBP

(viii)	Stephen W. Simmons—Member of Executive Committee of FBP

(ix)	Norman D. Darden—Member of Executive Committee of FBP

Leavell Investment Management, Inc. (“LIM”), 150 Government Street, Mobile, Alabama 36633, is a registered investment adviser providing investment advisory services to three series of Registrant: The Government Street Equity Fund, The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund.  LIM also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts, and individuals.  The following list sets forth the directors and officers of LIM and the business and other connections of a material nature engaged in at any time during the past two years:

(i)	Thomas W. Leavell—President, Chief Executive Officer and Director of LIM
•	President of The Government Street Equity Fund, The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund

(ii)	Timothy S. Healey—Executive Vice President, Chief Investment Officer and Director of LIM
•	Vice President of The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund

(iii)	Janet R. Hayes—Executive Vice President, Chief Operating Officer and Director of LIM

(iv)	Michael C. Teel—Senior Vice President of LIM

(v)	Mary S. Hope—Vice President of LIM
•	Vice President of The Government Street Equity Fund, The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund

(vi)	Richard E. Anthony—Vice President of LIM

(vii)	Richard M. Stimpson—Vice President of LIM

(viii)	Andrew A. Saunders—Director of LIM

(ix)	Michael J. Hofto—Vice President, Chief Financial Officer and Treasurer of LIM

(x)	Margaret H. Alves—Chief Compliance Officer, Secretary and Director of LIM
•	Compliance Officer of The Government Street Equity Fund, The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund

(xi)	John M. Williams — Vice President of LIM
•	Previously Managing Director of Institutional Fixed Income Division for Morgan Keegan & Company, Inc.

Davenport & Company LLC (“Davenport”), One James Center, Richmond, Virginia 23285, is a registered investment adviser providing investment advisory services to one series of Registrant, The Davenport Core Fund.  Davenport is a registered broker-dealer and also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts, and individuals.  The following list sets forth the directors and officers of Davenport and the business and other connections of a material nature engaged in at any time during the past two years:

(i)	Coleman Wortham III—President, Chief Executive Officer, Chief Operating Officer and a Director of Davenport

(ii)	John P. Ackerly IV—Senior Vice President and a Director of Davenport
▪	President of The Davenport Core Fund

(iii)	Michael S. Beall—Executive Vice President and a Director of Davenport

(iv)	James M. Traudt—Senior Vice President and a Director of Davenport

(v)	David M. West—Senior Vice President and a Director of Davenport

(vi)	Harry B. Beadell—Senior Vice President and a Director of Davenport

(vii)	Edward R. Lawton, Jr.—Senior Vice President and a Director of Davenport

(viii)	Joseph L. Keiger III—Senior Vice President and a Director of Davenport

(ix)	Edward Trigg Brown, Jr.—Executive Vice President and a Director of Davenport

(x)	James F. Lipscomb, Jr.—Executive Vice President and a Director of Davenport

(xi)	Ann M. Richmond—Senior Vice President, Treasurer and a Director of Davenport

(xii)	Kenneth S. Gregory—Senior Vice President and a Director of Davenport

(xiii)	Henry L. Valentine II—Chairman and a Director of Davenport

(xiv)	Henry L. Valentine III—Senior Vice President and a Director of Davenport

(xv)	Barbour R. Farinholt.—Senior Vice President and a Director of Davenport

(xvi)	Eugene M. Valentine, Jr.—Senior Vice President and a Director of Davenport

(xvii)	Lucy W. Hooper—Executive Vice President and a Director of Davenport

(xviii)	Robert F. Mizell—Executive Vice President, Chief Financial Officer and a Director of Davenport

(xix)	William R. Barksdale IV—Senior Vice President and a Director of Davenport

(xx)	William M. Noftsinger, Jr.—Senior Vice President and a Director of Davenport

(xxi)	Victor L. Harper—Senior Vice President and a Director of Davenport

(xxii)	Brian A. McCormack—Senior Vice President, Chief Compliance Officer and AML Compliance Officer of Davenport

(xxiii)	David P. Rose—Senior Vice President and a Director of Davenport

(xxiv)	W. David Gorsline, Jr.—Senior Vice President and a Director of Davenport

(xxv)	Robert B. Giles—Executive Vice President and a Director of Davenport

(xxvi)	David C. Anderson—Senior Vice President and a Director of Davenport

(xxvii)	Richard M. Coradi—Senior Vice President and a Director of Davenport

(xxviii)	Richard E. Dolan III—Senior Vice President and a Director of Davenport

(xxix)	Leavenworth M. Ferrel—Senior Vice President and a Director of Davenport

(xxx)	Kathleen R. Holman—Executive Vice President, Chief Administrative Officer and a Director of Davenport

(xxxi)	Richard W. Jones IV—Senior Vice President and a Director of Davenport

(xxxii)	Andrew J. Jowdy, Sr.—Senior Vice President and a Director of Davenport

(xxxiii)	Maura J. Lavay—Senior Vice President and a Director of Davenport

(xxxiv)	Timothy S. Taylor—Senior Vice President and a Director of Davenport

(xxxv)	Rodney D. Rullman—Senior Vice President and a Director of Davenport

(xxxvi)	Michael J.D. Kane—Senior Vice President and a Director of Davenport

(xxxvii)	Courtney E. Rogers—Senior Vice President and a Director of Davenport

(xxxviii)	James E. Crawley—Senior Vice President and a Director of Davenport

(xxxix)	Sean J. Allburn—Senior Vice President and a Director of Davenport

(xl)	Edin Terzimehic—Assistant Senior Vice President

(xli)	Denise C. Peters—First Vice President and Chief Compliance Officer for Investment Advisory Services of Davenport
•	Compliance Officer of The Davenport Core Fund

(xlii)	Christopher W. Rusbuldt— Senior Vice President and a Director of Davenport

(xliii)	Joseph W. Paucke —Senior Vice President and a Director of Davenport

(xliv)	Kevin G. Boll, Jr.— Senior Vice President and a Director of Davenport

(xlv)	George L. Smith— Senior Vice President and a Director of Davenport

(xlvi)	Irving L. Chapman IV— Senior Vice President and a Director of Davenport

(xlvii)	Gary W. Scott— Senior Vice President and a Director of Davenport

(xlviii)	Hilbert C. Lee, Jr. — Senior Vice President and a Director of Davenport

Item 32.	Principal Underwriters

(a)
Ultimus Fund Distributors, LLC (the “Distributor”) also acts as the principal underwriter for Hussman Investment Trust, The GKM Funds, Oak Value Trust, The Cutler Trust, Profit Funds Investment Trust, Veracity Funds, The Berwyn Funds, Schwartz Investment Trust, TFS Capital Investment Trust, CM Advisers Family of Funds, The Piedmont Investment Trust, Stadion Investment Trust, Gardner Lewis Investment Trust, Stralem Fund, The RAM Funds, AlphaMark Investment Trust, NCM Capital Investment Trust and Papp Investment Trust, other open-end investment companies.

(b)
The following list sets forth the directors and executive officers of the Distributor.  The address of the Distributor and the persons named below is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

		Position with	Position with
	Name	Distributor	Registrant
	Robert G. Dorsey	President/Managing Director	Vice President

	John F. Splain	Secretary/Managing Director	Secretary

	Mark J. Seger	Treasurer/Managing Director	Treasurer

	Tina H. Bloom	Vice President	Chief Compliance Officer

	Theresa M. Bridge	Vice President	Assistant Treasurer

	Wade R. Bridge	Vice President/Chief Compliance Officer	Assistant Secretary

	Craig J. Hunt	Vice President	None

	Steven F. Nienhaus	Vice President	None

	Jeffrey Moeller	Vice President	None

	Julie M. Schmuelling	Vice President	None

(c)	Inapplicable

Item 33.	Location of Accounts and Records

Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder will be maintained by the Registrant at its principal executive office located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.  Certain records, including records relating to the physical possession of Registrant’s securities, may be maintained at the main offices of Registrant’s investment advisers and custodian.

Item 34.	Management Services Not Discussed in Parts A or B

Not Applicable

Item 35.	Undertakings

Not Applicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed below on its behalf by the undersigned, thereunto duly authorized, in the City of Cincinnati and State of Ohio on the 27th day of July, 2010.

WILLIAMSBURG INVESTMENT TRUST

By:	/s/ John F. Splain
John F. Splain
Secretary

The term “Williamsburg Investment Trust” means and refers to the Trustees from time to time serving under the Agreement and Declaration of Trust of the Registrant dated July 18, 1988, as amended, a copy of which is on file with the Secretary of State of The Commonwealth of Massachusetts.  The obligations of the Registrant hereunder are not binding personally upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Registrant, but bind only the trust property of the Registrant, as provided in the Agreement and Declaration of Trust of the Registrant.  The execution of this Registration Statement has been authorized by the Trustees of the Registrant and this Registration Statement has been signed by an authorized officer of the Registrant, acting as such, and neither such authorization by such Trustees nor such execution by such officer shall be deemed to have been made by any of them, but shall bind only the trust property of the Registrant as provided in its Declaration of Trust.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

Charles M. Caravati, Jr.*	Chairman of
the Board and Trustee

/s/ Mark J. Seger	Treasurer	July 27, 2010
Mark J. Seger

Austin Brockenbrough III*	Trustee	By:	/s/ John F. Splain
John F. Splain
John T. Bruce*	Trustee		Attorney-in-fact*
July 27, 2010
J. Finley Lee, Jr.*	Trustee

Richard L. Morrill*	Trustee

Harris V. Morrissette*	Trustee

Samuel B. Witt III*	Trustee

Robert S. Harris*	Trustee